(17)(2)(v) Semi-Annual Report to Shareholders for the period ended April 30, 2011

Fund of Funds
Semi-Annual Report
April 30, 2011
www.transamericafunds.com
Customer Service 1-888-233-4339
P.O. Box 9012 • 9012 Clearwater, FL 33758-9012 Distributor:
Transamerica Capital, Inc.

Dear Fellow Shareholder,
On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.
This semi-annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.
We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report. Equity and fixed-income markets have generally been resilient during the past six months, especially considering recent political unrest in the Middle East and North Africa, a Japanese earthquake, and persistently high levels of unemployment. Strong corporate earnings and other improvements in economic data have contributed to this resiliency. The Federal Reserve has continued to keep the federal funds rate within a historically low range of 0-0.25% in an ongoing effort to promote economic expansion. Credit markets have continued to rally on improvements in the economy and as investors have sought incremental yield. However, concerns remain over the impact of high government debt levels and potential inflationary pressures, particularly within the energy and commodity sectors. Oil and food prices have risen materially during the period. For the six months ending April 30, 2011, the Dow Jones Industrial Average returned 16.71%, the Standard & Poor’s 500 ® Index returned 16.36%, and the Barclays Capital U.S. Aggregate Bond Index returned 0.02%. please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.
In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.
Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.
Sincerely,

John K. Carter	Christopher A. Staples
Chairman of the Board,	Vice President & Chief Investment Officer
President & Chief Executive Officer	Transamerica Funds
Transamerica Funds

Understanding Your Funds’ Expenses
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, and other fund expenses.
The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 invested at November 1, 2010 and held for the entire period until April 30, 2011.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.
HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees. Examples of such expenses are fees and expenses of trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (A)	Value	During Period (A)	Expense Ratio (C)

Transamerica Asset Allocation — Conservative Portfolio
Class A	$1,000.00	$1,069.00	$3.18	$1,021.72	$3.11	0.62%
Class B	1,000.00	1,065.80	6.51	1,018.50	6.36	1.27
Class C	1,000.00	1,065.20	6.20	1,018.79	6.06	1.21
Class I	1,000.00	1,070.30	1.39	1,023.46	1.35	0.27
Class R	1,000.00	1,067.60	4.46	1,020.48	4.36	0.87

Transamerica Asset Allocation — Growth Portfolio
Class A	1,000.00	1,149.50	3.52	1,021.52	3.31	0.66
Class B	1,000.00	1,146.10	7.18	1,018.10	6.76	1.35
Class C	1,000.00	1,146.10	6.76	1,018.50	6.36	1.27
Class I	1,000.00	1,152.00	1.44	1,023.46	1.35	0.27
Class R	1,000.00	1,149.00	4.37	1,020.73	4.11	0.82

Transamerica Asset Allocation — Moderate Growth Portfolio
Class A	1,000.00	1,117.70	3.20	1,021.77	3.06	0.61
Class B	1,000.00	1,114.40	6.82	1,018.35	6.51	1.30
Class C	1,000.00	1,115.20	6.45	1,018.70	6.16	1.23
Class I	1,000.00	1,119.70	1.37	1,023.51	1.30	0.26
Class R	1,000.00	1,117.90	4.04	1,020.98	3.86	0.77

Transamerica Asset Allocation — Moderate Portfolio
Class A	1,000.00	1,091.40	3.11	1,021.82	3.01	0.60
Class B	1,000.00	1,088.50	6.63	1,018.45	6.41	1.28
Class C	1,000.00	1,089.10	6.27	1,018.79	6.06	1.21
Class I	1,000.00	1,093.20	1.35	1,023.51	1.30	0.26
Class R	1,000.00	1,090.80	4.25	1,020.73	4.11	0.82

Transamerica Multi-Manager Alternative Strategies Portfolio
Class A	1,000.00	1,048.70	3.86	1,021.03	3.81	0.76
Class C	1,000.00	1,046.10	7.15	1,017.80	7.05	1.41
Class I	1,000.00	1,049.60	2.03	1,022.81	2.01	0.40

Transamerica Funds	Semi-Annual Report 2011

Understanding Your Funds’ Expenses (continued)
(unaudited)

		Actual Expenses		Hypothetical Expenses (B)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (A)	Value	During Period (A)	Expense Ratio (C)

Transamerica Multi-Manager International Portfolio
Class A	$1,000.00	$1,116.40	$3.46	$1,021.52	$3.31	0.66%
Class B	1,000.00	1,112.10	7.59	1,017.60	7.25	1.45
Class C	1,000.00	1,112.80	6.91	1,018.25	6.61	1.32
Class I	1,000.00	1,117.80	1.52	1,023.36	1.45	0.29

(A)	Expenses are calculated using the funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account values for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(B)	5% return per year before expenses.

(C)	Expense ratios do not include expenses of the investment companies in which the funds invest.

Transamerica Funds	Semi-Annual Report 2011

Schedules of Investments Composition
At April 30, 2011
(the following charts summarize the Schedules of Investments of the funds by asset type)
(unaudited)

Transamerica Asset Allocation - Conservative Portfolio

Bonds	40.5%
U.S. Stocks	25.5
Tactical and Specialty	14.5
Global/International Stocks	7.8
Inflation-Protected Securities	7.1
Capital Markets	4.1
Capital Preservation	0.5
Other Assets and Liabilities - net	(0.0) *

Total	100.0%

Transamerica Asset Allocation - Growth Portfolio

U.S. Stocks	58.7%
Global/International Stocks	22.7
Capital Markets	10.7
Tactical and Specialty	8.1
Capital Preservation	0.0 *
Other Assets and Liabilities - net	(0.2)

Total	100.0%

Transamerica Asset Allocation - Moderate Growth Portfolio

U.S. Stocks	45.1%
Global/International Stocks	18.0
Tactical and Specialty	14.5
Bonds	13.8
Capital Markets	7.7
Inflation-Protected Securities	1.1
Capital Preservation	0.0 *
Other Assets and Liabilities - net	(0.2)

Total	100.0%

Transamerica Asset Allocation - Moderate Portfolio

U.S. Stocks	34.7%
Bonds	27.5
Tactical and Specialty	16.9
Global/International Stocks	10.8
Capital Markets	5.2
Inflation-Protected Securities	4.7
Capital Preservation	0.2
Other Assets and Liabilities - net	(0.0) *

Total	100.0%

Transamerica Multi-Manager Alternative Strategies Portfolio

Tactical and Specialty	91.7%
Inflation-Protected Securities	4.6
Bonds	1.5
Capital Preservation	1.4
Other Assets and Liabilities - net	0.8

Total	100.0%

Transamerica Multi-Manager International Portfolio

Global/International Stocks	91.8%
Tactical and Specialty	8.3
Other Assets and Liabilities - net	(0.1)

Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Semi-Annual Report 2011

Transamerica Asset Allocation — Conservative Portfolio
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

INVESTMENT COMPANIES - 100.0% € Bonds - 40.5%
Transamerica AEGON Flexible Income	1,878,159	$17,223
Transamerica AEGON High Yield Bond	7,850,500	74,423
Transamerica AEGON Short-Term Bond	10,622,980	109,629
Transamerica JPMorgan Core Bond	7,839,415	80,981
Transamerica JPMorgan International Bond	714,148	8,048
Transamerica Morgan Stanley Emerging Markets Debt	3,132,442	33,016
Transamerica PIMCO Total Return	17,624,638	181,357
Capital Markets - 4.1%
Transamerica WMC Quality Value	4,406,004	51,154
Capital Preservation - 0.5%
Transamerica AEGON Money Market	5,716,740	5,717
Global/International Stocks - 7.8%
Transamerica Hansberger International Value	546,821	4,670
Transamerica MFS International Equity	1,595,762	15,607
Transamerica Neuberger Berman International	1,251,375	12,914
Transamerica Oppenheimer Developing Markets	1,030,354	14,775
Transamerica Schroders International Small Cap	1,805,575	20,096
Transamerica Thornburg International Value	1,812,195	22,743
Transamerica WMC Emerging Markets	495,565	6,978
Inflation-Protected Securities - 7.1%
Transamerica PIMCO Real Return TIPS	7,970,124	87,910
Tactical and Specialty - 14.5%
Transamerica AQR Managed Futures Strategy	2,755,434	28,574
Transamerica BlackRock Global Allocation	2,003,824	23,805
Transamerica Clarion Global Real Estate Securities	79,371	1,027
Transamerica Federated Market Opportunity	402,707	3,580
Transamerica First Quadrant Global Macro ‡	1,997,738	12,146
Transamerica Goldman Sachs Commodity Strategy	1,252,484	15,694
Transamerica JPMorgan Long/Short Strategy ‡	1,259,416	10,277
Transamerica Loomis Sayles Bond	7,653,599	86,027
U.S. Stocks - 25.5%
Transamerica BlackRock Large Cap Value	5,301,779	52,434
Transamerica Jennison Growth	5,468,062	74,091
Transamerica JPMorgan Mid Cap Value	1,084,873	12,856
Transamerica Morgan Stanley Growth Opportunities	1,051,004	13,884
Transamerica Morgan Stanley Mid-Cap Growth	937,895	14,134
Transamerica Morgan Stanley Small Company Growth	750,879	10,242
Transamerica Oppenheimer Small- & Mid-Cap Value	1,113,197	12,457
Transamerica Third Avenue Value	931,829	22,839
Transamerica UBS Large Cap Value	2,424,842	25,534
Transamerica WMC Diversified Equity	2,325,665	37,583
Transamerica WMC Diversified Growth ‡	3,906,842	41,530

Total Investment Companies (cost $1,090,494) #		1,245,955
Other Assets and Liabilities - Net		(223)

Net Assets		$1,245,732

NOTES TO SCHEDULE OF INVESTMENTS:

€	The fund invests its assets in the I2 share class of the affiliated Transamerica Funds.

‡	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $1,090,494. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $159,691 and $4,230, respectively. Net unrealized appreciation for tax purposes is $155,461.
VALUATION SUMMARY: '

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
	Prices	Inputs	Inputs	04/30/2011
Investment Companies	$1,245,955	$—	$—	$1,245,955

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Asset Allocation — Growth Portfolio
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

INVESTMENT COMPANIES - 100.2% €
Capital Markets - 10.7%
Transamerica WMC Quality Value	16,340,658	$189,715
Capital Preservation - 0.0% ∞
Transamerica AEGON Money Market	60,234	60
Global/International Stocks - 22.7%
Transamerica Hansberger International Value	4,249,024	36,287
Transamerica MFS International Equity	3,678,828	35,979
Transamerica Neuberger Berman International	8,237,345	85,009
Transamerica Oppenheimer Developing Markets	6,404,946	91,846
Transamerica Schroders International Small Cap	7,187,917	80,002
Transamerica Thornburg International Value	5,095,934	63,954
Transamerica WMC Emerging Markets	628,384	8,848
Tactical and Specialty - 8.1%
Transamerica AQR Managed Futures Strategy	1,509,620	15,655
Transamerica BlackRock Global Allocation	2,223,374	26,414
Transamerica Clarion Global Real Estate Securities	5,880,174	76,090
Transamerica Federated Market Opportunity	15,451	137
Transamerica First Quadrant Global Macro ‡	2,521,299	15,329
Transamerica Goldman Sachs Commodity Strategy	61,802	774
Transamerica JPMorgan Long/Short Strategy ‡	1,153,222	9,410
U.S. Stocks - 58.7%
Transamerica BlackRock Large Cap Value	19,775,846	195,582
Transamerica Jennison Growth	20,179,683	273,434
Transamerica JPMorgan Mid Cap Value	3,460,065	41,002
Transamerica Morgan Stanley Growth Opportunities	1,330,731	17,579
Transamerica Morgan Stanley Mid-Cap Growth	3,111,732	46,894
Transamerica Morgan Stanley Small Company Growth	2,276,295	31,049
Transamerica Oppenheimer Small- & Mid-Cap Value	3,959,929	44,312
Transamerica Third Avenue Value	2,415,776	59,211
Transamerica UBS Large Cap Value	8,948,985	94,233
Transamerica WMC Diversified Equity	6,921,692	111,855
Transamerica WMC Diversified Growth ‡	11,766,952	125,083

Total Investment Companies (cost $1,411,881) #		1,775,743
Other Assets and Liabilities - Net		(3,564)

Net Assets		$1,772,179

NOTES TO SCHEDULE OF INVESTMENTS:

€	The fund invests its assets in the I2 share class of the affiliated Transamerica Funds.

∞	Percentage rounds to less than 0.1%.

‡	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $1,411,881. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $393,442 and $29,580, respectively. Net unrealized appreciation for tax purposes is $363,862.
VALUATION SUMMARY: '

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
	Prices	Inputs	Inputs	04/30/2011
Investment Companies	$1,775,743	$—	$—	$1,775,743

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Asset Allocation — Moderate Growth Portfolio
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

INVESTMENT COMPANIES - 100.2% €
Bonds - 13.8%
Transamerica AEGON Flexible Income	69,607	$638
Transamerica AEGON High Yield Bond	11,136,068	105,570
Transamerica AEGON Short-Term Bond	5,847,491	60,346
Transamerica JPMorgan Core Bond	3,562,375	36,799
Transamerica JPMorgan International Bond	5,879,730	66,265
Transamerica Morgan Stanley Emerging Markets Debt	4,553,243	47,991
Transamerica PIMCO Total Return	15,966,794	164,299
Capital Markets - 7.7%
Transamerica WMC Quality Value	23,231,402	269,717
Capital Preservation - 0.0% ∞
Transamerica AEGON Money Market	196,112	196
Global/International Stocks - 18.0%
Transamerica Hansberger International Value	6,071,023	51,847
Transamerica MFS International Equity	6,436,798	62,952
Transamerica Neuberger Berman International	12,481,019	128,804
Transamerica Oppenheimer Developing Markets	9,328,741	133,775
Transamerica Schroders International Small Cap	8,416,395	93,674
Transamerica Thornburg International Value	8,605,503	107,999
Transamerica WMC Emerging Markets	3,569,204	50,254
Inflation-Protected Securities - 1.1%
Transamerica PIMCO Real Return TIPS	3,556,969	39,233
Tactical and Specialty - 14.5%
Transamerica AQR Managed Futures Strategy	9,646,630	100,036
Transamerica BlackRock Global Allocation	6,796,948	80,748
Transamerica Clarion Global Real Estate Securities	8,240,486	106,631
Transamerica Federated Market Opportunity	101,588	903
Transamerica First Quadrant Global Macro ‡	5,832,762	35,463
Transamerica Goldman Sachs Commodity Strategy	6,543,633	81,992
Transamerica JPMorgan Long/Short Strategy ‡	2,896,378	23,634
Transamerica Loomis Sayles Bond	6,694,909	75,251
U.S. Stocks - 45.1%
Transamerica BlackRock Large Cap Value	28,180,374	278,704
Transamerica Jennison Growth	21,946,535	297,375
Transamerica JPMorgan Mid Cap Value	7,494,295	88,807
Transamerica Morgan Stanley Growth Opportunities	4,093,481	54,075
Transamerica Morgan Stanley Mid-Cap Growth	4,647,785	70,042
Transamerica Morgan Stanley Small Company Growth	2,281,688	31,122
Transamerica Oppenheimer Small- & Mid-Cap Value	6,184,281	69,202
Transamerica Third Avenue Value	4,093,819	100,340
Transamerica UBS Large Cap Value	12,852,473	135,337
Transamerica WMC Diversified Equity	13,264,415	214,353
Transamerica WMC Diversified Growth ‡	22,002,370	233,885

Total Investment Companies (cost $2,932,035) #		3,498,259
Other Assets and Liabilities - Net		(5,831)

Net Assets		$3,492,428

NOTES TO THE SCHEDULE OF INVESTMENTS:

€	The fund invests its assets in the I2 share class of the affiliated Transamerica Funds.

∞	Percentage rounds to less than 0.1%.

‡	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $2,932,035. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $616,588 and $50,364, respectively. Net unrealized appreciation for tax purposes is $566,224.
VALUATION SUMMARY:'

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
	Prices	Inputs	Inputs	04/30/2011
Investment Companies	$3,498,259	$—	$—	$3,498,259

'   See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Asset Allocation — Moderate Portfolio
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

INVESTMENT COMPANIES - 100.0% €
Bonds - 27.5%
Transamerica AEGON Flexible Income	5,049,886	$46,307
Transamerica AEGON High Yield Bond	12,287,848	116,489
Transamerica AEGON Short-Term Bond	12,443,655	128,419
Transamerica JPMorgan Core Bond	5,176,280	53,471
Transamerica JPMorgan International Bond	2,511,731	28,307
Transamerica Morgan Stanley Emerging Markets Debt	4,564,572	48,111
Transamerica PIMCO Total Return	23,542,693	242,254
Capital Markets - 5.2%
Transamerica WMC Quality Value	10,833,755	125,780
Capital Preservation - 0.2%
Transamerica AEGON Money Market	4,540,594	4,541
Global/International Stocks - 10.8%
Transamerica Hansberger International Value	2,068,531	17,665
Transamerica MFS International Equity	4,454,698	43,567
Transamerica Neuberger Berman International	3,753,833	38,740
Transamerica Oppenheimer Developing Markets	2,633,669	37,767
Transamerica Schroders International Small Cap	4,819,834	53,645
Transamerica Thornburg International Value	3,738,740	46,921
Transamerica WMC Emerging Markets	1,549,244	21,813
Inflation-Protected Securities - 4.7%
Transamerica PIMCO Real Return TIPS	10,276,951	113,355
Tactical and Specialty - 16.9%
Transamerica AQR Managed Futures Strategy	6,712,171	69,605
Transamerica BlackRock Global Allocation	4,129,655	49,060
Transamerica Clarion Global Real Estate Securities	3,647,371	47,197
Transamerica Federated Market Opportunity	1,503,793	13,369
Transamerica First Quadrant Global Macro ‡	3,462,597	21,053
Transamerica Goldman Sachs Commodity Strategy	3,321,471	41,618
Transamerica JPMorgan Long/Short Strategy ‡	2,048,012	16,712
Transamerica Loomis Sayles Bond	13,384,543	150,442
U.S. Stocks - 34.7%
Transamerica BlackRock Large Cap Value	12,983,055	128,402
Transamerica Jennison Growth	12,968,139	175,717
Transamerica JPMorgan Mid Cap Value	3,969,427	47,038
Transamerica Morgan Stanley Growth Opportunities	3,739,738	49,402
Transamerica Morgan Stanley Mid-Cap Growth	2,519,514	37,969
Transamerica Morgan Stanley Small Company Growth	1,401,129	19,111
Transamerica Oppenheimer Small- & Mid-Cap Value	3,367,804	37,686
Transamerica Third Avenue Value	1,987,663	48,718
Transamerica UBS Large Cap Value	5,965,011	62,812
Transamerica WMC Diversified Equity	6,060,833	97,943
Transamerica WMC Diversified Growth ‡	12,723,763	135,253

Total Investment Companies (cost $2,076,130) #		2,416,259
Other Assets and Liabilities - Net		(292)

Net Assets		$2,415,967

NOTES TO THE SCHEDULE OF INVESTMENTS:

€	The fund invests its assets in the I2 share class of the affiliated Transamerica Funds.

‡	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $2,076,130. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $356,005 and $15,876, respectively. Net unrealized appreciation for tax purposes is $340,129.
VALUATION SUMMARY:'

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
	Prices	Inputs	Inputs	04/30/2011
Investment Companies	$2,416,259	$—	$—	$2,416,259

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Multi-Manager Alternative — Strategies Portfolio
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

INVESTMENT COMPANIES - 99.2% €
Bonds - 1.5%
Transamerica AEGON High Yield Bond	339,974	$3,223
Transamerica Morgan Stanley Emerging Markets Debt	213,375	2,249
Capital Preservation - 1.4%
Transamerica AEGON Money Market	5,091,608	5,092
Inflation-Protected Securities - 4.6%
Transamerica PIMCO Real Return TIPS	1,535,380	16,935
Tactical and Specialty - 91.7%
Transamerica AQR Managed Futures Strategy	4,362,606	45,240
Transamerica BlackRock Global Allocation	3,194,966	37,956
Transamerica Clarion Global Real Estate Securities	2,236,802	28,944
Transamerica Federated Market Opportunity	3,839,611	34,134
Transamerica First Quadrant Global Macro ‡	8,416,894	51,175
Transamerica Goldman Sachs Commodity Strategy	3,189,605	39,966
Transamerica JPMorgan Long/Short Strategy ‡	6,303,643	51,438
Transamerica Loomis Sayles Bond	4,099,551	46,079

Total Investment Companies (cost $352,921) #		362,431
Other Assets and Liabilities — Net		3,043

Net Assets		$365,474

NOTES TO SCHEDULE OF INVESTMENTS:

€	The fund invests its assets in the I2 share class of the affiliated Transamerica Funds.

‡	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $352,921. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $19,230 and $9,720, respectively. Net unrealized appreciation for tax purposes is $9,510.
VALUATION SUMMARY: '

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
	Prices	Inputs	Inputs	04/30/2011
Investment Companies	$362,431	$—	$—	$362,431

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Multi-Manager International Portfolio
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

INVESTMENT COMPANIES - 100.1% €
Global/International Stocks - 91.8%
Transamerica Hansberger International Value	3,986,670	$34,046
Transamerica MFS International Equity	6,320,702	61,816
Transamerica Neuberger Berman International	3,978,471	41,058
Transamerica Oppenheimer Developing Markets	3,310,622	47,474
Transamerica Schroders International Small Cap	4,382,932	48,782
Transamerica Thornburg International Value	5,453,681	68,444
Transamerica WMC Emerging Markets	2,387,825	33,621
Tactical and Specialty - 8.3%
Transamerica BlackRock Global Allocation	1,378,054	16,371
Transamerica Clarion Global Real Estate Securities	1,076,783	13,934

Total Investment Companies (cost $321,498) #		365,546
Other Assets and Liabilities — Net		(386)

Net Assets		$365,160

NOTES TO THE SCHEDULE OF INVESTMENTS:

€	The fund invests its assets in the I2 share class of the affiliated Transamerica Funds.

#	Aggregate cost for federal income tax purposes is $321,498. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $61,477 and $17,429, respectively. Net unrealized appreciation for tax purposes is $44,048.
VALUATION SUMMARY: '

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
	Prices	Inputs	Inputs	04/30/2011
Investment Companies	$365,546	$—	$—	$365,546

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES
At April 30, 2011
(all amounts except per share amounts in thousands)
(unaudited)

				Transamerica
	Transamerica	Transamerica		Asset	Transamerica	Transamerica
	Asset	Asset		Allocation -	Asset	Multi-Manager		Transamerica
	Allocation -	Allocation -		Moderate	Allocation -	Alternative		Multi-Manager
	Conservative	Growth		Growth	Moderate	Strategies		International
	Portfolio	Portfolio		Portfolio	Portfolio	Portfolio		Portfolio

Assets:
Investments in affiliated investment companies, at value	$1,245,955	$1,775,743		$3,498,259	$2,416,259	$362,431		$365,546
Receivables:
Investment securities sold	296	1,631		1,111	—	—		—
Shares of beneficial interest sold	2,921	2,729		5,600	5,451	5,446		1,014
Dividends	166	—	(A)	91	194	—	(A)	—
Other	2	4		7	5	1		1
Prepaid expenses	5	7		14	10	1		1

	$1,249,345	$1,780,114		$3,505,082	$2,421,919	$367,879		$366,562

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	$—	$—		$—	$1	$524		$149
Shares of beneficial interest redeemed	2,610	6,509		9,895	4,082	1,606		988
Management and advisory fees	98	138		272	188	55		29
Distribution and service fees	703	994		2,013	1,375	144		177
Trustees fees	2	2		5	3	—	(A)	—	(A)
Transfer agent fees	90	195		284	154	29		36
Administration fees	12	17		34	24	4		3
Due to custodian	18	—		2	2	—		—
Other	80	80		149	123	43		20

	$3,613	$7,935		$12,654	$5,952	$2,405		$1,402

Net assets	$1,245,732	$1,772,179		$3,492,428	$2,415,967	$365,474		$365,160

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	1,130,931	1,655,801		3,223,041	2,174,607	361,623		409,967
Undistributed (accumulated) net investment income (loss)	911	7,577		4,717	3,199	2,017		2,719
Undistributed (accumulated) net realized gain (loss) from investments in affiliated investment companies	(41,571)	(255,061)		(301,554)	(101,968)	(7,676)		(91,574)
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	155,461	363,862		566,224	340,129	9,510		44,048

Net assets	$1,245,732	$1,772,179		$3,492,428	$2,415,967	$365,474		$365,160

Net assets by class:
Class A	$511,955	$732,330		$1,354,605	$959,334	$159,801		$156,327
Class B	101,830	185,747		374,946	203,956			18,340
Class C	615,647	833,438		1,732,734	1,224,251	131,703		155,674
Class I	13,800	16,560		24,188	23,769	73,970		34,819
Class R	2,500	4,104		5,955	4,657
Shares outstanding:
Class A	43,437	56,330		106,063	77,353	15,623		14,346
Class B	8,684	14,611		29,384	16,428			1,694
Class C	52,569	65,572		136,238	99,163	12,953		14,378
Class I	1,169	1,273		1,894	1,916	7,227		3,197
Class R	211	318		468	377
Net asset value per share:
Class A	$11.79	$13.00		$12.77	$12.40	$10.23		$10.90
Class B	11.73	12.71		12.76	12.42			10.83
Class C	11.71	12.71		12.72	12.35	10.17		10.83
Class I	11.81	13.01		12.77	12.40	10.23		10.89
Class R	11.86	12.90		12.72	12.34

Maximum offering price per share: (B)
Class A	$12.48	$13.76		$13.51	$13.12	$10.83		$11.53

Investments in affiliated investment companies, at cost	$1,090,494	$1,411,881		$2,932,035	$2,076,130	$352,921		$321,498

(A)	Amount rounds to less than $1.

(B)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, I, and R shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF OPERATIONS
For the period ended April 30, 2011
(all amounts in thousands)
(unaudited)

					Transamerica
	Transamerica	Transamerica	Transamerica	Transamerica	Multi-Manager	Transamerica
	Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation	Alternative	Multi-Manager
	- Conservative	- Growth	- Moderate	- Moderate	Strategies	International
	Portfolio	Portfolio	Growth Portfolio	Portfolio	Portfolio	Portfolio

Investment income:
Dividend income from affiliated investment companies	$25,255	$17,825	$55,044	$43,787	$4,900	$4,714

Expenses:
Management and advisory	601	835	1,643	1,138	306	168
Distribution and service:
Class A	857	1,182	2,190	1,553	242	246
Class B	529	914	1,862	1,040		89
Class C	2,963	3,964	8,179	5,780	593	732
Class R	8	10	14	11
Transfer agent:
Class A	318	588	812	501	98	106
Class B	67	192	308	150		27
Class C	210	538	846	457	86	117
Class I	7	9	13	13	32	19
Class R	4	4	4	4
Printing and shareholder reports	43	72	128	83	15	18
Custody	20	25	44	32	6	7
Administration	75	104	205	142	19	21
Legal	19	26	51	36	5	5
Audit and tax	5	6	7	6	5	5
Trustees	11	14	28	19	2	3
Registration	88	87	115	106	56	46
Other	13	17	31	24	4	4

Total expenses	5,838	8,587	16,480	11,095	1,469	1,613

Net of reimbursement of class expenses Class B	—	—	—	—	—	(1)

Total reimbursed expenses	—	—	—	—	—	(1)

Net expenses	5,838	8,587	16,480	11,095	1,469	1,612

Net investment income	19,417	9,238	38,564	32,692	3,431	3,102

Net realized and unrealized gain (loss) on investments in affiliated investment companies:
Realized gain (loss) from investments in affiliated investment companies	(10,083)	(40,558)	(47,418)	(27,461)	1,059	(1,092)
Realized gain distributions from investments in affiliated investment companies	10,656	4,760	19,998	18,256	1,849	3,903

	573	(35,798)	(27,420)	(9,205)	2,908	2,811

Increase in unrealized appreciation (depreciation) on investments in affiliated investment companies	58,977	259,745	356,087	176,416	9,074	31,801

Net realized and unrealized gain (loss) on investments in affiliated investment companies	59,550	223,947	328,667	167,211	11,982	34,612

Net increase In net assets resulting from operations	$78,967	$233,185	$367,231	$199,903	$15,413	$37,714

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended:
(all amounts in thousands)

	Transamerica Asset Allocation -		Transamerica Asset Allocation -		Transamerica Asset Allocation -
	Conservative Portfolio		Growth Portfolio		Moderate Growth Portfolio
	April 30, 2011		April 30, 2011		April 30, 2011
	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010

From operations:
Net investment income	$19,417	$32,332	$9,238	$1,434	$38,564	$43,880
Net realized gain (loss) on investments in affiliated investment companies	573	(1,945)	(35,798)	(25,258)	(27,420)	(27,805)
Change in unrealized appreciation (depreciation) on investments in affiliated investment companies	58,977	86,682	259,745	244,132	356,087	381,444

Net increase in net assets resulting from operations	78,967	117,069	233,185	220,308	367,231	397,519

Distributions to shareholders:
From net investment income:
Class A	(8,451)	(14,142)	(2,961)	(5,402)	(17,502)	(23,955)
Class B	(1,594)	(3,351)	—	(552)	(2,633)	(6,248)
Class C	(8,947)	(15,609)	—	(2,866)	(13,326)	(25,214)
Class I	(201)	(117)	(118)	(1)	(311)	(1)
Class R	(53)	(57)	(15)	(22)	(75)	(83)

	(19,246)	(33,276)	(3,094)	(8,843)	(33,847)	(55,501)

From return of capital:
Class A	—	—	—	—	—	(2,948)
Class B	—	—	—	—	—	1,092
Class C	—	—	—	—	—	(4,213)
Class I	—	—	—	—	—	(1)
Class R	—	—	—	—	—	(10)

	—	—	—	—	—	(8,264)

Total distributions to shareholders	(19,246)	(33,276)	(3,094)	(8,843)	(33,847)	(63,765)

Capital share transactions:
Proceeds from shares sold:
Class A	64,698	193,284	67,301	125,705	128,423	246,315
Class B	1,589	24,305	2,506	13,404	4,788	33,918
Class C	64,676	184,037	56,041	96,270	137,797	253,627
Class I	4,324	12,648	3,553	15,205	8,982	18,965
Class R	727	2,060	639	1,666	892	3,710

	136,014	416,334	130,040	252,250	280,882	556,535

Dividends and distributions reinvested:
Class A	7,741	12,789	2,805	5,055	16,525	25,110
Class B	1,267	2,696	—	492	2,389	6,616
Class C	6,674	11,411	—	2,339	10,584	22,934
Class I	56	22	69	1	141	2
Class R	39	48	12	18	54	74

	15,777	26,966	2,886	7,905	29,693	54,736

Cost of shares redeemed:
Class A	(77,886)	(119,079)	(82,163)	(149,631)	(133,571)	(250,198)
Class B	(13,119)	(27,891)	(20,069)	(39,788)	(38,281)	(80,243)
Class C	(86,576)	(123,816)	(107,140)	(189,424)	(189,354)	(351,422)
Class I	(2,005)	(2,389)	(2,118)	(2,585)	(3,226)	(3,478)
Class R	(1,469)	(731)	(858)	(1,026)	(979)	(1,716)

	(181,055)	(273,906)	(212,348)	(382,454)	(365,411)	(687,057)

Automatic conversions:
Class A	7,284	4,985	6,206	6,944	15,291	13,017
Class B	(7,284)	(4,985)	(6,206)	(6,944)	(15,291)	(13,017)

	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from capital shares transactions	(29,264)	169,394	(79,422)	(122,299)	(54,836)	(75,786)

Net increase in net assets	30,457	253,187	150,669	89,166	278,548	257,968

Net assets:
Beginning of period/year	$1,215,275	$962,088	$1,621,510	$1,532,344	$3,213,880	$2,955,912

End of period/year	$1,245,732	$1,215,275	$1,772,179	$1,621,510	$3,492,428	$3,213,880

Undistributed (accumulated) net investment income (loss)	$911	$740	$7,577	$1,433	$4,717	$—

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period or year ended:
(all amounts in thousands)

	Transamerica Asset Allocation -		Transamerica Asset Allocation -		Transamerica Asset Allocation -
	Conservative Portfolio		Growth Portfolio		Moderate Growth Portfolio

	April 30, 2011		April 30, 2011		April 30, 2011
	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010

Share activity:
Shares issued:
Class A	5,706	18,127	5,526	11,870	10,641	22,775
Class B	142	2,300	211	1,302	396	3,140
Class C	5,726	17,370	4,702	9,258	11,465	23,452
Class I	378	1,181	290	1,398	747	1,723
Class R	63	191	53	157	74	343

	12,015	39,169	10,782	23,985	23,323	51,433

Shares issued-reinvested from distributions:
Class A	694	1,215	237	488	1,409	2,378
Class B	114	258		49	203	626
Class C	602	1,092		230	904	2,176
Class I	5	2	6	—	12	—
Class R	4	4	1	2	5	7

	1,419	2,571	244	769	2,533	5,187

Shares redeemed:
Class A	(6,862)	(11,138)	(6,772)	(14,114)	(11,065)	(23,092)
Class B	(1,159)	(2,622)	(1,688)	(3,847)	(3,176)	(7,439)
Class C	(7,669)	(11,645)	(9,009)	(18,320)	(15,762)	(32,671)
Class I	(176)	(221)	(174)	(247)	(268)	(320)
Class R	(127)	(68)	(70)	(99)	(80)	(158)

	(15,993)	(25,694)	(17,713)	(36,627)	(30,351)	(63,680)

Automatic conversions:
Class A	639	467	510	685	1,261	1,217
Class B	(642)	(469)	(521)	(700)	(1,262)	(1,221)

	(3)	(2)	(11)	(15)	(1)	(4)

Net increase (decrease) in shares outstanding:

Class A	177	8,671	(499)	(1,071)	2,246	3,278
Class B	(1,545)	(533)	(1,998)	(3,196)	(3,839)	(4,894)
Class C	(1,341)	6,817	(4,307)	(8,832)	(3,393)	(7,043)
Class I	207	962	122	1,151	491	1,403
Class R	(60)	127	(16)	60	(1)	192

	(2,562)	16,044	(6,698)	(11,888)	(4,496)	(7,064)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period or year ended:
(all amounts in thousands)

Transamerica Asset Allocation -	Transamerica Multi-Manager	Transamerica Multi-Manager
Moderate Portfolio	Alternative Strategies Portfolio	International Portfolio

April 30, 2011	April 30, 2011	April 30, 2011
(unaudited)	October 31, 2010	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010

From operations:
Net investment income	$32,692	$50,560	$3,431	$2,810	$3,102	$1,765
Net realized gain (loss) on investments in affiliated investment companies	(9,205)	(13,194)	2,908	(3,853)	2,811	(5,519)
Change in unrealized appreciation (depreciation) on investments in affiliated investment companies	176,416	207,046	9,074	18,654	31,801	49,428

Net increase in net assets resulting from operations	199,903	244,412	15,413	17,611	37,714	45,674

Distributions to shareholders:
From net investment income:
Class A	(17,338)	(24,791)	(885)	(1,911)	(1,063)	(1,770)
Class B	(2,599)	(6,406)	(3)	(109)
Class C	(16,098)	(29,833)	(101)	(940)	(264)	(850)
Class I	(434)	(2)	(428)	—	(A)	(367)	(1)
Class R	(86)	(70)

(36,555)	(61,102)	(1,414)	(2,851)	(1,697)	(2,730)

From return of capital:
Class A	—	—	—	(1,343)	—	—
Class B	—	—	—	—	—
Class C	—	—	—	(1,086)	—	—
Class I	—	—	—	(1)	—	—
Class R	—	—	—

—	—	—	(2,430)	—	—

Total distributions to shareholders	(36,555)	(61,102)	(1,414)	(5,281)	(1,697)	(2,730)

Capital share transactions:
Proceeds from shares sold:
Class A	111,255	248,423	53,705	67,804	25,162	51,313
Class B	2,877	25,374	387	2,837
Class C	118,579	259,484	30,013	40,726	13,388	26,373
Class I	8,150	21,255	47,003	39,015	14,355	33,995
Class R	924	2,988

241,785	557,524	130,721	147,545	53,292	114,518

Dividends and distributions reinvested:
Class A	16,143	22,613	777	2,646	961	1,359
Class B	2,297	5,572	2	90
Class C	12,283	22,219	82	1,636	197	629
Class I	225	2	240	1	93	1
Class R	53	46

31,001	50,452	1,099	4,283	1,253	2,079

Cost of shares redeemed:
Class A	(101,981)	(187,717)	(28,839)	(68,188)	(20,712)	(71,349)
Class B	(22,984)	(48,268)	(2,088)	(4,354)
Class C	(132,665)	(230,064)	(18,489)	(29,264)	(18,534)	(34,194)
Class I	(3,910)	(4,349)	(9,851)	(5,941)	(10,875)	(8,375)
Class R	(914)	(1,261)

(262,454)	(471,659)	(57,179)	(103,393)	(52,209)	(118,272)

Automatic conversions:
Class A	14,025	9,392	306	603
Class B	(14,025)	(9,392)	(306)	(603)

—	—	—	—	—	—

Net increase (decrease) in net assets resulting from capital shares transactions	10,332	136,317	74,641	48,435	2,336	(1,675)

Net increase in net assets	173,680	319,627	88,640	60,765	38,353	41,269

Net assets:
Beginning of period/year	$2,242,287	$1,922,660	$276,834	$216,069	$326,807	$285,538

End of period/year	$2,415,967	$2,242,287	$365,474	$276,834	$365,160	$326,807

Undistributed (accumulated) net investment income (loss)	$3,199	$7,062	$2,017	$—	$2,719	$1,314

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period or year ended:
(all amounts in thousands)

	Transamerica Asset Allocation -		Transamerica Multi-Manager		Transamerica Multi-Manager
	Moderate Portfolio		Alternative Strategies Portfolio		International Portfolio

	April 30, 2011		April 30, 2011		April 30, 2011
	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010

Share activity:
Shares issued:
Class A	9,394	22,832	5,407	7,180	2,479	5,798
Class B	242	2,338			39	318
Class C	10,067	23,890	3,042	4,335	1,332	2,972
Class I	689	1,937	4,725	4,096	1,413	3,782
Class R	78	274

	20,470	51,271	13,174	15,611	5,263	12,870

Shares issued-reinvested from distributions:
Class A	1,400	2,131	80	286	97	156
Class B	199	524			—	11
Class C	1,068	2,098	8	177	20	72
Class I	19	—	25	—	10	—
Class R	5	4

	2,691	4,757	113	463	127	239

Shares redeemed:
Class A	(8,620)	(17,210)	(2,907)	(7,223)	(2,034)	(8,051)
Class B	(1,940)	(4,436)			(208)	(496)
Class C	(11,260)	(21,246)	(1,878)	(3,122)	(1,835)	(3,890)
Class I	(330)	(399)	(990)	(629)	(1,072)	(936)
Class R	(77)	(116)

	(22,227)	(43,407)	(5,775)	(10,974)	(5,149)	(13,373)

Automatic conversions:
Class A	1,179	865			30	70
Class B	(1,178)	(866)			(30)	(71)

	1	(1)	—	—	—	(1)

Net increase (decrease) in shares outstanding:

Class A	3,353	8,618	2,580	243	572	(2,027)
Class B	(2,677)	(2,440)			(199)	(238)
Class C	(125)	4,742	1,172	1,390	(483)	(846)
Class I	378	1,538	3,760	3,467	351	2,846
Class R	6	162

	935	12,620	7,512	5,100	241	(265)

(A)	Amount rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS
For the period or years ended:

	Transamerica Asset Allocation - Conservative Portfolio
	Class A
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$11.22		$10.42	$8.99	$12.40	$11.76	$11.35

Investment operations
From net investment income(A),(B),(C)	0.20		0.35	0.40	0.36	0.38	0.28
From net realized and unrealized gain (loss) on affiliated investments	0.56		0.83	1.46	(3.21)	0.82	0.80

Total from investment operations	0.76		1.18	1.86	(2.85)	1.20	1.08

Distributions
Net investment income	(0.19)		(0.38)	(0.43)	(0.32)	(0.24)	(0.35)
Net realized gains on affiliated investments	—		—	—	(0.24)	(0.32)	(0.32)

Total distributions	(0.19)		(0.38)	(0.43)	(0.56)	(0.56)	(0.67)

Net asset value
End of period/year	$11.79		$11.22	$10.42	$8.99	$12.40	$11.76

Total return(D)	6.90	% (E)	11.59%	21.76%	(23.86%)	12.06%	9.90%

Net assets end of period/year (000’s)	$511,955		$485,473	$360,558	$268,516	$242,342	$165,071

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	0.62	% (G)	0.63%	0.65%	0.62%	0.62%	0.60%
Before reimbursement/recapture	0.62	% (G)	0.63%	0.65%	0.62%	0.62%	0.60%
Net investment income, to average net assets(C)	3.56	% (G)	3.28%	4.27%	3.22%	3.18%	2.44%
Portfolio turnover rate(H)	8	% (E)	16%	27%	10%	32%	29%

	Transamerica Asset Allocation - Conservative Portfolio
	Class B
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$11.17		$10.38	$8.97	$12.36	$11.73	$11.32

Investment operations
From net investment income(A),(B),(C)	0.17		0.30	0.35	0.31	0.30	0.20
From net realized and unrealized gain (loss) on affiliated investments	0.56		0.80	1.45	(3.22)	0.86	0.81

Total from investment operations	0.73		1.10	1.80	(2.91)	1.16	1.01

Distributions
Net investment income	(0.17)		(0.31)	(0.39)	(0.24)	(0.21)	(0.28)
Net realized gains on affiliated investments	—		—	—	(0.24)	(0.32)	(0.32)

Total distributions	(0.17)		(0.31)	(0.39)	(0.48)	(0.53)	(0.60)

Net asset value
End of period/year	$11.73		$11.17	$10.38	$8.97	$12.36	$11.73

Total return(D)	6.58	% (E)	10.82%	21.01%	(24.36%)	11.34%	9.19%

Net assets end of period/year (000’s)	$101,830		$114,303	$111,706	$93,268	$116,569	$110,701

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	1.27	% (G)	1.26%	1.28%	1.24%	1.25%	1.26%
Before reimbursement/recapture	1.27	% (G)	1.26%	1.28%	1.24%	1.25%	1.26%
Net investment income, to average net assets(C)	2.94	% (G)	2.81%	3.71%	2.72%	2.59%	1.78%
Portfolio turnover rate(H)	8	% (E)	16%	27%	10%	32%	29%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Asset Allocation - Conservative Portfolio
	Class C
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$11.16		$10.37	$8.96	$12.35	$11.73	$11.32

Investment operations
From net investment income(A),(B),(C)	0.17		0.29	0.34	0.29	0.30	0.21
From net realized and unrealized gain (loss) on affiliated investments	0.55		0.82	1.46	(3.19)	0.86	0.80

Total from investment operations	0.72		1.11	1.80	(2.90)	1.16	1.01

Distributions
Net investment income	(0.17)		(0.32)	(0.39)	(0.25)	(0.22)	(0.28)
Net realized gains on affiliated investments	—		—	—	(0.24)	(0.32)	(0.32)

Total distributions	(0.17)		(0.32)	(0.39)	(0.49)	(0.54)	(0.60)

Net asset value
End of period/year	$11.71		$11.16	$10.37	$8.96	$12.35	$11.73

Total return(D)	6.52	% (E)	10.92%	21.09%	(24.30%)	11.31%	9.25%

Net assets end of period/year (000’s)	$615,647		$601,625	$488,315	$364,153	$336,981	$257,675

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	1.21	% (G)	1.22%	1.23%	1.22%	1.22%	1.23%
Before reimbursement/recapture	1.21	% (G)	1.22%	1.23%	1.22%	1.22%	1.23%
Net investment income, to average net assets(C)	2.96	% (G)	2.75%	3.69%	2.61%	2.60%	1.82%
Portfolio turnover rate(H)	8	% (E)	16%	27%	10%	32%	29%

	Transamerica Asset Allocation -
	Conservative Portfolio
	Class I
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(I)

Net asset value
Beginning of period/year	$11.24		$10.69

Investment operations
From net investment income(A),(B),(C)	0.21		0.22
From net realized and unrealized gain on affiliated investments	0.57		0.75

Total from investment operations	0.78		0.97

Distributions
Net investment income	(0.21)		(0.42)
Net realized gains on affiliated investments	—		—

Total distributions	(0.21)		(0.42)

Net asset value
End of period/year	$11.81		$11.24

Total return(D)	7.03	% (E)	9.39	% (E)

Net assets end of period/year (000’s)	$13,800		$10,813

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	0.27	% (G)	0.28	% (G)
Before reimbursement/recapture	0.27	% (G)	0.28	% (G)
Net investment income, to average net assets(C)	3.77	% (G)	2.24	% (G)
Portfolio turnover rate(H)	8	% (E)	16	% (E)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Asset Allocation - Conservative Portfolio
	Class R
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006(J)

Net asset value
Beginning of period/year	$11.29		$10.49	$9.05	$12.47	$11.84	$11.30

Investment operations
From net investment income(A),(B),(C)	0.19		0.27	0.37	0.35	0.33	0.13
From net realized and unrealized gain (loss) on affiliated investments	0.56		0.88	1.49	(3.23)	0.85	0.47

Total from investment operations	0.75		1.15	1.86	(2.88)	1.18	0.60

Distributions
Net investment income	(0.18)		(0.35)	(0.42)	(0.30)	(0.23)	(0.06)
Net realized gains on affiliated investments	—		—	—	(0.24)	(0.32)	—
Total distributions	(0.18)		(0.35)	(0.42)	(0.54)	(0.55)	(0.06)

Net asset value
End of period/year	$11.86		$11.29	$10.49	$9.05	$12.47	$11.84

Total return(D)	6.76	% (E)	11.23%	21.59%	(23.98%)	11.89%	5.35	% (E)

Net assets end of period/year (000’s)	$2,500		$3,061	$1,509	$1,089	$645	$53

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	0.87	% (G)	0.88%	0.89%	0.82%	0.86%	0.66	% (G)
Before reimbursement/recapture	0.87	% (G)	0.88%	0.89%	0.82%	0.86%	0.66	% (G)
Net investment income, to average net assets(C)	3.38	% (G)	2.56%	3.97%	3.14%	2.71%	3.03	% (G)
Portfolio turnover rate(H)	8	% (E)	16%	27%	10%	32%	29	% (E)

	Transamerica Asset Allocation - Growth Portfolio
	Class A
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$11.36		$9.92	$8.87	$15.46	$13.44	$11.99

Investment operations
From net investment income(A),(B),(C)	0.09		0.05	0.12	0.15	0.23	0.03
From net realized and unrealized gain (loss) on affiliated investments	1.60		1.48	1.12	(6.29)	2.53	1.89

Total from investment operations	1.69		1.53	1.24	(6.14)	2.76	1.92

Distributions
Net investment income	(0.05)		(0.09)	(0.19)	(0.02)	(0.29)	(0.11)
Net realized gains on affiliated investments	—		—	—	(0.43)	(0.45)	(0.36)

Total distributions	(0.05)		(0.09)	(0.19)	(0.45)	(0.74)	(0.47)

Net asset value
End of period/year	$13.00		$11.36	$9.92	$8.87	$15.46	$13.44

Total return(D)	14.95	% (E)	15.55%	14.46%	(40.75%)	21.35%	16.38%

Net assets end of period/year (000’s)	$732,330		$645,459	$574,500	$495,257	$781,872	$502,488

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	0.66	% (G)	0.68%	0.73%	0.65%	0.64%	0.65%
Before reimbursement/recapture	0.66	% (G)	0.68%	0.73%	0.65%	0.64%	0.65%
Net investment income, to average net assets(C)	1.44	% (G)	0.45%	1.41%	1.20%	1.62%	0.22%
Portfolio turnover rate(H)	12	% (E)	10%	47%	12%	18%	22%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
 For the period or years ended:

	Transamerica Asset Allocation - Growth Portfolio
	Class B
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$11.09		$9.70	$8.63	$15.13	$13.17	$11.77

Investment operations
From net investment income (loss)(A),(B),(C)	0.05		(0.02)	0.07	0.08	0.14	(0.05)
From net realized and unrealized gain (loss) on affiliated investments	1.57		1.44	1.10	(6.15)	2.47	1.85

Total from investment operations	1.62		1.42	1.17	(6.07)	2.61	1.80

Distributions
Net investment income	–		(0.03)	(0.10)	–	(0.20)	(0.04)
Net realized gains on affiliated investments	–		–	–	(0.43)	(0.45)	(0.36)
Total distributions	–		(0.03)	(0.10)	(0.43)	(0.65)	(0.40)

Net asset value

End of period/year	$12.71		$11.09	$9.70	$8.63	$15.13	$13.17

Total return(D)	14.61	% (E)	14.65%	13.78%	(41.15%)	20.54%	15.57%

Net assets end of period/year (000’s)	$185,747		$184,263	$192,054	$196,817	$368,186	$288,719

Ratio and supplemental data
Expenses to average net assets:(F)
After reimbursement/recapture	1.35	% (G)	1.35%	1.40%	1.30%	1.29%	1.31%
Before reimbursement/recapture	1.35	% (G)	1.35%	1.40%	1.30%	1.29%	1.31%
Net investment income (loss), to average net assets(C)	0.82	% (G)	(0.18%)	0.84%	0.67%	1.02%	(0.42%)
Portfolio turnover rate(H)	12	% (E)	10%	47%	12%	18%	22%

	Transamerica Asset Allocation - Growth Portfolio
	Class C
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$11.09		$9.69	$8.64	$15.13	$13.18	$11.78

Investment operations
From net investment income (loss)(A),(B),(C)	0.05		(0.01)	0.08	0.08	0.14	(0.05)
From net realized and unrealized gain (loss) on affiliated investments	1.57		1.45	1.08	(6.14)	2.48	1.85

Total from investment operations	1.62		1.44	1.16	(6.06)	2.62	1.80

Distributions
Net investment income	–		(0.04)	(0.11)	–	(0.22)	(0.04)
Net realized gains on affiliated investments	–		–	–	(0.43)	(0.45)	(0.36)

Total distributions	–		(0.04)	(0.11)	(0.43)	(0.67)	(0.40)

Net asset value
End of period/year	$12.71		$11.09	$9.69	$8.64	$15.13	$13.18

Total return(D)	14.61	% (E)	14.86%	13.72%	(41.08%)	20.60%	15.61%

Net assets end of period/year (000’s)	$833,438		$774,914	$763,086	$751,881	$1,270,635	$876,768

Ratio and supplemental data
Expenses to average net assets:(F)
After reimbursement/recapture	1.27	% (G)	1.29%	1.33%	1.26%	1.25%	1.26%
Before reimbursement/recapture	1.27	% (G)	1.29%	1.33%	1.26%	1.25%	1.26%
Net investment income (loss), to average net assets(C)	0.86	% (G)	(0.12%)	0.90%	0.62%	1.03%	(0.38%)
Portfolio turnover rate(H)	12	% (E)	10%	47%	12%	18%	22%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
 For the period or years ended:

	Transamerica Asset Allocation -
	Growth Portfolio
	Class I
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(I)

Net asset value
Beginning of period/year	$11.39		$10.35

Investment operations
From net investment income (loss)(A),(B),(C)	0.11		(0.02)
From net realized and unrealized gain on affiliated investments	1.61		1.20

Total from investment operations	1.72		1.18

Distributions
Net investment income	(0.10)		(0.14)
Net realized gains on affiliated investments	—		—

Total distributions	(0.10)		(0.14)

Net asset value
End of period/year	$13.01		$11.39

Total return(D)	15.20	%(E)	11.57	%(E)

Net assets end of period/year (000’s)	$16,560		$13,112

Ratio and supplemental data
Expenses to average net assets:(F)
After reimbursement/recapture	0.27	%(G)	0.30	%(G)
Before reimbursement/recapture	0.27	%(G)	0.30	%(G)
Net investment income (loss), to average net assets(C)	1.79	%(G)	(0.15	%)(G)
Portfolio turnover rate(H)	12	%(E)	10	%(E)

	Transamerica Asset Allocation - Growth Portfolio
	Class R
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006(J)

Net asset value
Beginning of period/year	$11.27		$9.85	$8.84	$15.40	$13.43	$12.36

Investment operations
From net investment income(A),(B),(C)	0.07		0.01	0.10	0.07	0.13	0.05
From net realized and unrealized gain (loss) on affiliated investments	1.60		1.49	1.12	(6.20)	2.60	1.02

Total from investment operations	1.67		1.50	1.22	(6.13)	2.73	1.07

Distributions
Net investment income	(0.04)		(0.08)	(0.21)	—	(0.31)	—
Net realized gains on affiliated investments	—		—	—	(0.43)	(0.45)	—

Total distributions	(0.04)		(0.08)	(0.21)	(0.43)	(0.76)	—

Net asset value
End of period/year	$12.90		$11.27	$9.85	$8.84	$15.40	$13.43

Total return(D)	14.90	%(E)	15.35%	14.35%	(40.81%)	21.20%	8.66	%(E)

Net assets end of period/year (000’s)	$4,104		$3,762	$2,704	$1,570	$884	$85

Ratio and supplemental data
Expenses to average net assets:(F)
After reimbursement/recapture	0.82	% (G)	0.84%	0.85%	0.83%	0.68%	0.67	% (G)
Before reimbursement/recapture	0.82	% (G)	0.84%	0.85%	0.83%	0.68%	0.67	% (G)
Net investment income, to average net assets(C)	1.27	% (G)	0.15%	1.09%	0.57%	0.94%	1.08	% (G)
Portfolio turnover rate(H)	12	%(E)	10%	47%	12%	18%	22	%(E)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
 For the period or years ended:

	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class A
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$11.59		$10.39	$9.20	$14.58	$13.05	$11.88

Investment operations
From net investment income(A),(B),(C)	0.16		0.19	0.28	0.26	0.33	0.15
From net realized and unrealized gain (loss) on affiliated investments	1.19		1.27	1.25	(5.04)	1.86	1.53

Total from investment operations	1.35		1.46	1.53	(4.78)	2.19	1.68

Distributions
Net investment income	(0.17)		(0.23)	(0.34)	(0.19)	(0.34)	(0.20)
Net realized gains on affiliated investments	–		–	–	(0.41)	(0.32)	(0.31)
From Return of Capital	–		(0.03)	–	–	–	–

Total distributions	(0.17)		(0.26)	(0.34)	(0.60)	(0.66)	(0.51)

Net asset value
End of period/year	$12.77		$11.59	$10.39	$9.20	$14.58	$13.05

Total return(D)	11.77	% (E)	14.35%	17.47%	(34.01%)	17.48%	14.59%

Net assets end of period/year (000’s)	$1,354,605		$1,202,885	$1,044,810	$901,766	$1,295,568	$914,835

Ratio and supplemental data
Expenses to average net assets:(F)
After reimbursement/recapture	0.61	% (G)	0.62%	0.66%	0.60%	0.60%	0.61%
Before reimbursement/recapture	0.61	% (G)	0.62%	0.66%	0.60%	0.60%	0.61%
Net investment income, to average net assets(C)	2.69	% (G)	1.80%	2.99%	2.12%	2.42%	1.17%
Portfolio turnover rate(H)	13	% (E)	17%	37%	13%	19%	21%

	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class B
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$11.53		$10.34	$9.12	$14.45	$12.94	$11.80

Investment operations
From net investment income(A),(B),(C)	0.12		0.13	0.22	0.19	0.24	0.06
From net realized and unrealized gain (loss) on affiliated investments	1.19		1.25	1.24	(5.01)	1.85	1.52

Total from investment operations	1.31		1.38	1.46	(4.82)	2.09	1.58

Distributions
Net investment income	(0.08)		(0.16)	(0.24)	(0.10)	(0.26)	(0.13)
Net realized gains on affiliated investments	–		–	–	(0.41)	(0.32)	(0.31)
From Return of Capital	–		(0.03)	–	–	–	–

Total distributions	(0.08)		(0.19)	(0.24)	(0.51)	(0.58)	(0.44)

Net asset value
End of period/year	$12.76		$11.53	$10.34	$9.12	$14.45	$12.94

Total return(D)	11.44	% (E)	13.57%	16.69%	(34.44%)	16.69%	13.74%

Net assets end of period/year (000’s)	$374,946		$383,062	$394,275	$389,429	$651,359	$549,040

Ratio and supplemental data
Expenses to average net assets:(F)
After reimbursement/recapture	1.30	% (G)	1.30%	1.33%	1.27%	1.27%	1.28%
Before reimbursement/recapture	1.30	% (G)	1.30%	1.33%	1.27%	1.27%	1.28%
Net investment income, to average net assets(C)	2.11	% (G)	1.19%	2.39%	1.54%	1.78%	0.51%
Portfolio turnover rate(H)	13	% (E)	17%	37%	13%	19%	21%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
 For the period or years ended:

	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class C
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$11.50		$10.32	$9.11	$14.45	$12.95	$11.80

Investment operations
From net investment income(A),(B),(C)	0.13		0.13	0.22	0.18	0.24	0.07
From net realized and unrealized gain (loss) on affiliated investments	1.19		1.25	1.25	(5.00)	1.85	1.52

Total from investment operations	1.32		1.38	1.47	(4.82)	2.09	1.59

Distributions
Net investment income	(0.10)		(0.17)	(0.26)	(0.11)	(0.27)	(0.13)
Net realized gains on affiliated investments	—		—	—	(0.41)	(0.32)	(0.31)
From Return of Capital	—		(0.03)	—	—	—	—

Total distributions	(0.10)		(0.20)	(0.26)	(0.52)	(0.59)	(0.44)

Net asset value
End of period/year	$12.72		$11.50	$10.32	$9.11	$14.45	$12.95

Total return(D)	11.52	%(E)	13.58%	16.77%)	34.44%)	16.74%	13.87%

Net assets end of period/year (000’s)	$1,732,734		$1,606,227	$1,513,954	$1,455,012	$2,098,087	$1,520,489

Ratio and supplemental data
Expenses to average net assets:(F)
After reimbursement/recapture	1.23	%(G)	1.25%	1.28%	1.23%	1.23%	1.24%
Before reimbursement/recapture	1.23	%(G)	1.25%	1.28%	1.23%	1.23%	1.24%
Net investment income, to average net assets(C)	2.10	%(G)	1.20%	2.43%	1.49%	1.79%	0.55%
Portfolio turnover rate(H)	13	%(E)	17%	37%	13%	19%	21%

	Transamerica Asset Allocation -
	Moderate Growth Portfolio
	Class I
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(I)

Net asset value
Beginning of period/year	$11.61		$10.76

Investment operations
From net investment income(A),(B),(C)	0.17		0.09
From net realized and unrealized gain on affiliated investments	1.20		1.07

Total from investment operations	1.37		1.16

Distributions
Net investment income	(0.21)		(0.28)
Net realized gains on affiliated investments	—		—
From Return of Capital	—		(0.03)

Total distributions	(0.21)		(0.31)

Net asset value
End of period/year	$12.77		$11.61

Total return(D)	11.97	% (E)	11.07	% (E)

Net assets end of period/year (000’s)	$24,188		$16,293

Ratio and supplemental data
Expenses to average net assets:(F)
After reimbursement/recapture	0.26	% (G)	0.29	% (G)
Before reimbursement/recapture	0.26	% (G)	0.29	% (G)
Net investment income, to average net assets(C)	2.81	% (G)	0.89	% (G)
Portfolio turnover rate(H)	13	% (E)	17	% (E)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Asset Allocation - Moderate Portfolio
	Class R
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006 (J)

Net asset value
Beginning of period/year	$11.53		$10.36	$9.18	$14.54	$13.05	$12.13

Investment operations
From net investment income(A),(B),(C)	0.15		0.15	0.25	0.22	0.24	0.10
From net realized and unrealized gain (loss) on affiliated investments	1.20		1.28	1.26	(5.00)	1.93	0.82

Total from investment operations	1.35		1.43	1.51	(4.78)	2.17	0.92

Distributions
Net investment income	(0.16)		(0.23)	(0.33)	(0.17)	(0.36)	—
Net realized gains on affiliated investments	—		—	—	(0.41)	(0.32)	—
From Return of Capital	—		(0.03)	—	—	—	—

Total distributions	(0.16)		(0.26)	(0.33)	(0.58)	(0.68)	—

Net asset value
End of period/year	$12.72		$11.53	$10.36	$9.18	$14.54	$13.05

Total return(D)	11.79	% (E)	14.08%	17.29%	(34.08%)	17.31%	7.58	% (E)

Net assets end of period/year (000’s)	$5,955		$5,413	$2,873	$1,969	$1,983	$54

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	0.77	% (G)	0.79%	0.82%	0.76%	0.67%	0.66	% (G)
Before reimbursement/recapture	0.77	% (G)	0.79%	0.82%	0.76%	0.67%	0.66	% (G)
Net investment income, to average net assets(C)	2.54	% (G)	1.43%	2.68%	1.74%	1.80%	2.08	% (G)
Portfolio turnover rate(H)	13	% (E)	17%	37%	13%	19%	21	% (E)

	Transamerica Asset Allocation - Moderate Portfolio
	Class A
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$11.59		$10.62	$9.29	$13.69	$12.64	$11.78

Investment operations
From net investment income(A),(B),(C)	0.19		0.30	0.36	0.33	0.36	0.24
From net realized and unrealized gain (loss) on affiliated investments	0.85		1.04	1.40	(4.05)	1.40	1.15

Total from investment operations	1.04		1.34	1.76	(3.72)	1.76	1.39

Distributions
Net investment income	(0.23)		(0.37)	(0.43)	(0.28)	(0.37)	(0.28)
Net realized gains on affiliated investments	—		—	—	(0.40)	(0.34)	(0.25)

Total distributions	(0.23)		(0.37)	(0.43)	(0.68)	(0.71)	(0.53)

Net asset value
End of period/year	$12.40		$11.59	$10.62	$9.29	$13.69	$12.64

Total return(D)	9.14	% (E)	12.95%	19.99%	(28.41%)	14.51%	12.22%

Net assets end of period/year (000’s)	$959,334		$857,469	$694,532	$545,646	$665,013	$471,902

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	0.60	% (G)	0.61%	0.63%	0.59%	0.59%	0.58%
Before reimbursement/recapture	0.60	% (G)	0.61%	0.63%	0.59%	0.59%	0.58%
Net investment income, to average net assets(C)	3.21	% (G)	2.78%	3.76%	2.79%	2.83%	1.98%
Portfolio turnover rate(H)	9	% (E)	16%	30%	12%	23%	22%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Asset Allocation - Moderate Portfolio
	Class B
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$11.55		$10.59	$9.23	$13.59	$12.55	$11.70

Investment operations
From net investment income(A),(B),(C)	0.15		0.24	0.30	0.27	0.28	0.16
From net realized and unrealized gain (loss) on affiliated investments	0.86		1.02	1.39	(4.05)	1.39	1.15

Total from investment operations	1.01		1.26	1.69	(3.78)	1.67	1.31

Distributions
Net investment income	(0.14)		(0.30)	(0.33)	(0.18)	(0.28)	(0.21)
Net realized gains on affiliated investments	—		—	—	(0.40)	(0.34)	(0.25)

Total distributions	(0.14)		(0.30)	(0.33)	(0.58)	(0.62)	(0.46)

Net asset value
End of period/year	$12.42		$11.55	$10.59	$9.23	$13.59	$12.55

Total return(D)	8.85	% (E)	12.13%	19.16%	(28.87%)	13.73%	11.50%

Net assets end of period/year (000’s)	$203,956		$220,658	$228,151	$223,209	$357,175	$336,385

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	1.28	% (G)	1.28%	1.30%	1.25%	1.25%	1.25%
Before reimbursement/recapture	1.28	% (G)	1.28%	1.30%	1.25%	1.25%	1.25%
Net investment income, to average net assets(C)	2.62	% (G)	2.24%	3.23%	2.26%	2.21%	1.31%
Portfolio turnover rate(H)	9	% (E)	16%	30%	12%	23%	22%

	Transamerica Asset Allocation - Moderate Portfolio
	Class C
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$11.50		$10.55	$9.21	$13.58	$12.55	$11.70

Investment operations
From net investment income(A),(B),(C)	0.15		0.24	0.30	0.26	0.28	0.16
From net realized and unrealized gain (loss) on affiliated investments	0.86		1.02	1.39	(4.03)	1.39	1.14

Total from investment operations	1.01		1.26	1.69	(3.77)	1.67	1.30

Distributions
Net investment income	(0.16)		(0.31)	(0.35)	(0.20)	(0.30)	(0.21)
Net realized gains on affiliated investments	—		—	—	(0.40)	(0.34)	(0.25)

Total distributions	(0.16)		(0.31)	(0.35)	(0.60)	(0.64)	(0.46)

Net asset value
End of period/year	$12.35		$11.50	$10.55	$9.21	$13.58	$12.55

Total return(D)	8.91	% (E)	12.22%	19.24%	(28.87%)	13.86%	11.46%

Net assets end of period/year (000’s)	$1,224,251		$1,142,029	$997,766	$876,977	$1,159,220	$905,061

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	1.21	% (G)	1.22%	1.24%	1.21%	1.21%	1.22%
Before reimbursement/recapture	1.21	% (G)	1.22%	1.24%	1.21%	1.21%	1.22%
Net investment income, to average net assets(C)	2.62	% (G)	2.21%	3.25%	2.21%	2.22%	1.35%
Portfolio turnover rate(H)	9	% (E)	16%	30%	12%	23%	22%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Asset Allocation -
	Moderate Portfolio
	Class I
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010 (I)

Net asset value
Beginning of period/year	$11.61		$10.94

Investment operations
From net investment income(A),(B),(C)	0.20		0.17
From net realized and unrealized gain on affiliated investments	0.86		0.91

Total from investment operations	1.06		1.08

Distributions
Net investment income	(0.27)		(0.41)
Net realized gains on affiliated investments	—		—

Total distributions	(0.27)		(0.41)

Net asset value
End of period/year	$12.40		$11.61

Total return(D)	9.32	% (E)	10.27	% (E)

Net assets end of period/year (000’s)	$23,769		$17,853

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	0.26	% (G)	0.28	% (G)
Before reimbursement/recapture	0.26	% (G)	0.28	% (G)
Net investment income, to average net assets(C)	3.43	% (G)	1.73	% (G)
Portfolio turnover rate(H)	9	% (E)	16	% (E)

	Transamerica Asset Allocation - Moderate Portfolio
	Class R
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006(J)

Net asset value
Beginning of period/year	$11.53		$10.58	$9.28	$13.65	$12.64	$11.86

Investment operations
From net investment income(A),(B),(C)	0.18		0.24	0.32	0.28	0.31	0.13
From net realized and unrealized gain (loss) on affiliated investments	0.85		1.06	1.42	(4.02)	1.42	0.65

Total from investment operations	1.03		1.30	1.74	(3.74)	1.73	0.78

Distributions
Net investment income	(0.22)		(0.35)	(0.44)	(0.23)	(0.38)	—
Net realized gains on affiliated investments	—		—	—	(0.40)	(0.34)	—

Total distributions	(0.22)		(0.35)	(0.44)	(0.63)	(0.72)	—

Net asset value
End of period/year	$12.34		$11.53	$10.58	$9.28	$13.65	$12.64

Total return(D)	9.08	% (E)	12.60%	19.81%	(28.57%)	14.31%	6.58	% (E)

Net assets end of period/year (000’s)	$4,657		$4,278	$2,211	$959	$610	$53

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	0.82	% (G)	0.83%	0.86%	0.87%	0.72%	0.66	% (G)
Before reimbursement/recapture	0.82	% (G)	0.83%	0.86%	0.87%	0.72%	0.66	% (G)
Net investment income, to average net assets(C)	3.06	% (G)	2.23%	3.38%	2.37%	2.44%	2.73	% (G)
Portfolio turnover rate(H)	9	% (E)	16%	30%	12%	23%	22	% (E)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Multi - Manager Alternative Strategies Portfolio
	Class A
	April 30, 2011		October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007 (L)

Net asset value
Beginning of period/year	$9.82		$9.35	$8.30	$10.78	$10.00

Investment operations
From net investment income(A),(B),(C)	0.12		0.14	0.29	0.20	0.05
From net realized and unrealized gain (loss) on affiliated investments	0.35		0.58	1.08	(2.43)	0.73

Total from investment operations	0.47		0.72	1.37	(2.23)	0.78

Distributions
Net investment income	(0.06)		(0.15)	(0.32)	(0.25)	—
Net realized gains on affiliated investments	—		—	—	—	—
From Return of Capital	—		(0.10)	—	—	—

Total distributions	(0.06)		(0.25)	(0.32)	(0.25)	—

Net asset value
End of period/year	$10.23		$9.82	$9.35	$8.30	$10.78

Total return(D)	4.87	% (E)	7.83%	17.21%	(21.08%)	7.80	% (E)

Net assets end of period/year (000’s)	$159,801		$128,041	$119,693	$97,482	$38,870

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	0.76	% (G)	0.80%	0.81%	0.84%	0.90	% (G)
Before reimbursement/recapture	0.76	% (G)	0.80%	0.81%	0.77%	1.29	% (G)
Net investment income, to average net assets(C)	2.47	% (G)	1.51%	3.43%	1.98%	0.58	% (G)
Portfolio turnover rate(H)	10	% (E)	35%	18%	5%	— %	(E),(K)

	Transamerica Multi - Manager Alternative Strategies Portfolio
	Class C
	April 30, 2011		October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007 (L)

Net asset value
Beginning of period/year	$9.73		$9.27	$8.23	$10.72	$10.00

Investment operations
From net investment income (loss)(A),(B),(C)	0.09		0.08	0.24	0.15	(0.01)
From net realized and unrealized gain (loss) on affiliated investments	0.36		0.57	1.06	(2.42)	0.73

Total from investment operations	0.45		0.65	1.30	(2.27)	0.72

Distributions
Net investment income	(0.01)		(0.09)	(0.26)	(0.22)	—
Net realized gains on affiliated investments	—		—	—	—	—
From Return of Capital			(0.10)	—	—	—

Total distributions	(0.01)		(0.19)	(0.26)	(0.22)	—

Net asset value
End of period/year	$10.17		$9.73	$9.27	$8.23	$10.72

Total return(D)	4.61	% (E)	7.12%	16.37%	(21.52%)	7.20	% (E)

Net assets end of period/year (000’s)	$131,703		$114,662	$96,376	$89,701	$49,306

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	1.41	% (G)	1.44%	1.45%	1.52%	1.55	% (G)
Before reimbursement/recapture	1.41	% (G)	1.44%	1.45%	1.43%	1.99	% (G)
Net investment income (loss), to average net assets(C)	1.86	% (G)	0.82%	2.92%	1.53%	(0.07	%) (G)
Portfolio turnover rate(H)	10	% (E)	35%	18%	5%	— %	(E),(K)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Multi-Manager
	Alternative Strategies Portfolio
	Class I
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(I)

Net asset value
Beginning of period/year	$9.84		$9.49

Investment operations
From net investment income(A),(B),(C)	0.12		0.07
From net realized and unrealized gain on affiliated investments	0.37		0.57

Total from investment operations	0.49		0.64

Distributions
Net investment income	(0.10)		(0.19)
Net realized gains on affiliated investments	—		—
From Return of Capital	—		—

Total distributions	(0.10)		(0.29)

Net asset value
End of period/year	$10.23		$9.84

Total return(D)	4.96	% (E)	6.90	% (E)

Net assets end of period/year (000’s) $	73,970		$34,131

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	0.40	% (G)	0.50	% (G)
Before reimbursement/recapture	0.40	% (G)	0.50	% (G)
Net investment income, to average net assets(C)	2.42	% (G)	0.82	% (G)
Portfolio turnover rate(H)	10	% (E)	35	% (E)

	Transamerica Multi-Manager International Portfolio
	Class A
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006(N)

Net asset value
Beginning of period/year	$9.84		$8.53	$6.57	$13.24	$10.63	$10.00

Investment operations
From net investment income (loss)(A),(B),(C)	0.11		0.09	0.17	0.27	0.32	(0.04)
From net realized and unrealized gain (loss) on affiliated investments	1.03		1.33	1.84	(6.53)	2.87	0.67

Total from investment operations	1.14		1.42	2.01	(6.26)	3.19	0.63

Distributions
Net investment income	(0.08)		(0.11)	(0.05)	(0.32)	(0.58)	—
Net realized gains on affiliated investments	—		—	—	(0.09)	—	—

Total distributions	(0.08)		(0.11)	(0.05)	(0.41)	(0.58)	—

Net asset value
End of period/year	$10.90		$9.84	$8.53	$6.57	$13.24	$10.63

Total return(D)	11.64	% (E)	16.80%	30.86%	(48.61%)	31.30%	6.30	% (E)

Net assets end of period/year (000’s)	$156,327		$135,479	$134,751	$103,077	$178,422	$58,142

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	0.66	% (G)	0.70%	0.74%	0.65%	0.65%	0.80	% (G)
Before reimbursement/recapture	0.66	% (G)	0.70%	0.74%	0.65%	0.65%	0.88	% (G)
Net investment income (loss), to average net assets(C)	2.10	% (G)	1.04%	2.35%	2.59%	2.78%	(0.67	%) (G)
Portfolio turnover rate(H)	5	% (E)	11%	32%	38%	1%	1	% (E)

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Multi-Manager International Portfolio
	Class B
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006(N)

Net asset value
Beginning of period/year	$9.74		$8.45	$6.50	$13.13	$10.59	$10.00

Investment operations
From net investment income (loss)(A),(B),(C)	0.07		0.02	0.01	0.21	0.23	(0.09)
From net realized and unrealized gain (loss) on affiliated
investments	1.02		1.32	1.94	(6.50)	2.86	0.68

Total from investment operations	1.09		1.34	1.95	(6.29)	3.09	0.59

Distributions
Net investment income	—	(M)	(0.05)	—	(0.25)	(0.55)	—
Net realized gains on affiliated investments	—		—	—	(0.09)	—	—

Total distributions	—	(M)	(0.05)	—	(0.34)	(0.55)	—

Net asset value
End of period/year	$10.83		$9.74	$8.45	$6.50	$13.13	$10.59

Total return(D)	11.21	% (E)	15.95%	30.00%	(49.04%)	30.32%	5.90	% (E)

Net assets end of period/year (000’s)	$18,340		$18,432	$18,010	$15,781	$30,060	$9,849

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	1.45	% (G)	1.45%	1.45%	1.42%	1.43%	1.45	% (G)
Before reimbursement/recapture	1.46	% (G)	1.49%	1.57%	1.42%	1.43%	1.69	% (G)
Net investment income (loss), to average net assets(C)	1.41	% (G)	0.19%	0.08%	1.95%	1.98%	(1.32	%) (G)
Portfolio turnover rate(H)	5	% (E)	11%	32%	38%	1%	1	% (E)

	Transamerica Multi-Manager International Portfolio
	Class C
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006(N)

Net asset value
Beginning of period/year	$9.75		$8.45	$6.50	$13.13	$10.58	$10.00

Investment operations
From net investment income (loss)(A),(B),(C)	0.08		0.02	0.03	0.21	0.24	(0.09)
From net realized and unrealized gain (loss) on affiliated investments	1.02		1.33	1.92	(6.49)	2.86	0.67

Total from investment operations	1.10		1.35	1.95	(6.28)	3.10	0.58

Distributions
Net investment income	(0.02)		(0.05)	—	(0.26)	(0.55)	—
Net realized gains on affiliated investments	—		—	—	(0.09)	—	—

Total distributions	(0.02)		(0.05)	—	(0.35)	(0.55)	—

Net asset value
End of period/year	$10.83		$9.75	$8.45	$6.50	$13.13	$10.58

Total return(D)	11.28	% (E)	16.10%	30.00%	(48.98%)	30.45%	5.80	% (E)

Net assets end of period/year (000’s)	$155,674		$144,849	$132,777	$128,742	$250,419	$76,650

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	1.32	% (G)	1.36%	1.43%	1.31%	1.31%	1.45	% (G)
Before reimbursement/recapture	1.32	% (G)	1.36%	1.43%	1.31%	1.31%	1.53	% (G)
Net investment income (loss), to average net assets(C)	1.50	% (G)	0.27%	0.50%	2.01%	2.08%	(1.32	%) (G)
Portfolio turnover rate(H)	5	% (E)	11%	32%	38%	1%	1	% (E)

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Multi-Manager
	International Portfolio
	Class I
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010 (I)

Net asset value
Beginning of period/year	$9.86		$8.84

Investment operations
From net investment income (loss)(A),(B),(C)	0.13		(0.02)
From net realized and unrealized gain on affiliated investments	1.02		1.19

Total from investment operations	1.15		1.17

Distributions
Net investment income	(0.12)		(0.15)
Net realized gains on affiliated investments	—		—

Total distributions	(0.12)		(0.15)

Net asset value
End of period/year	$10.89		$9.86

Total return(D)	11.78	% (E)	13.41	% (E)

Net assets end of period/year (000’s)	$34,819		$28,047

Ratio and supplemental data

Expenses to average net assets:(F)
After reimbursement/recapture	0.29	% (G)	0.34	% (G)
Before reimbursement/recapture	0.29	% (G)	0.34	% (G)
Net investment income (loss), to average net assets(C)	2.49	% (G)	(0.21	%) (G)
Portfolio turnover rate(H)	5	% (E)	11	% (E)

(A)	Calculated based on average number of shares outstanding.

(B)	On November 15, 2005, the fund was authorized under the 12b-1 plan to pay fees on each class up to the following limits: Class A 0.35%, Class B 1.00%, Class C 1.00%, Class R 0.50%.

(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

(E)	Not annualized.

(F)	Does not include expenses of the investment companies in which the fund invests.

(G)	Annualized.

(H)	Does not include the portfolio activity of the underlying affiliated funds.

(I)	Commenced operations on November 30, 2009.

(J)	Commenced operations on June 15, 2006.

(K)	Percentage rounds to less than 1% or (1)%.

(L)	Commenced operations on December 28, 2006.

(M)	Amount rounds to less than $(0.01) or $0.01.

(N)	Commenced operations on March 1, 2006.
Note: Prior to November 1, 2009, all of the Financial Highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Transamerica Asset Allocation—Conservative Portfolio, Transamerica Asset Allocation—Growth Portfolio, Transamerica Asset Allocation—Moderate Growth Portfolio, Transamerica Asset Allocation—Moderate Portfolio, Transamerica Multi—Manager Alternative Strategies Portfolio, and Transamerica Multi—Manager International Portfolio (each, a “Fund”; and collectively, the “Funds”) are part of Transamerica Funds.
The Funds, with the exception of Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Multi-Manager International Portfolio, currently offer five classes of shares, Class A, Class B, Class C, Class I, and Class R. Transamerica Multi— Manager Alternative Strategies Portfolio currently offers three classes of shares, Class A, Class C, and Class I. Transamerica Multi— Manager International Portfolio currently offers four classes of shares, Class A, Class B, Class C, and Class I. Each class has a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years after purchase. Effective July 15, 2010, Class B shares were no longer offered for purchase.
This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information about the Funds, including investment objectives and strategies.
In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income is accrued as earned. Dividend income and capital gain distributions from affiliated investment companies, if any, are recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Funds are from investments in shares of affiliated investment companies.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method. Each class bears its own specific expenses as well as a portion of general, common expenses.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
Cash overdraft: Throughout the period, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate.
NOTE 2. SECURITY VALUATIONS
All investments in securities are recorded at their estimated fair value. The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

Transamerica Funds		Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.
Fair value measurements: Investment company securities are valued at the net asset value of the underlying fund. These securities are actively traded and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.
The hierarchy classification of inputs used to value the Funds’ investments at April 30, 2011 are disclosed in the valuation summary of each of the Funds’ Schedules of Investments. Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of any Levels as described above during the period ended April 30, 2011.
NOTE 3. RELATED PARTY TRANSACTIONS
Transamerica Asset Management, Inc. (“TAM”), the Funds’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of AEGON, NV.
Certain officers and trustees of the Funds are also officers and/or directors of TAM, TFS and TCI.
Because the underlying funds have varied expense and fee levels and the Funds may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. The Funds have material ownership interests in the underlying funds.
At the commencement of operations of each of these Funds and classes, TAM invested in each Fund. As of April 30, 2011, TAM had investments in the Fund as follows:

	Market	% of Fund’s
Fund Name	Value	Net Assets

Transamerica Multi-Manager Alternative Strategies Portfolio
Class A	$282	0.08%
Class C	274	0.08
Investment advisory fees: The Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following rates:

Transamerica Asset Allocation — Conservative Portfolio
ANA	0.10%
Transamerica Asset Allocation — Growth Portfolio
ANA	0.10
Transamerica Asset Allocation — Moderate Growth Portfolio
ANA	0.10
Transamerica Asset Allocation — Moderate Portfolio
ANA	0.10
Transamerica Multi-Manager Alternative Strategies Portfolio
First $500 million	0.20
Over $500 million up to $1 billion	0.19
Over $1 billion	0.18
Transamerica Multi — Manager International Portfolio
ANA	0.10
TAM has contractually agreed to waive its advisory fees and will reimburse the Funds to the extent that operating expenses, excluding distribution and service fees, extraordinary expenses, and acquired (i.e. underlying) funds’ fees and expenses, exceed the following stated annual limit:

Fund Name	Expense Limit
Transamerica Asset Allocation — Conservative Portfolio	0.45%
Transamerica Asset Allocation — Growth Portfolio	0.45
Transamerica Asset Allocation — Moderate Growth Portfolio	0.45
Transamerica Asset Allocation — Moderate Portfolio	0.45
Transamerica Multi-Manager Alternative Strategies Portfolio	0.55
Transamerica Multi-Manager International Portfolio	0.45

Transamerica Funds		Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 3. (continued)
If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Funds may be required to pay the adviser a portion or all of the previously waived advisory fees.
There were no amounts recaptured for the period ended April 30, 2011.
The following amounts were available for recapture as of April 30, 2011:

Transamerica Multi-Manager International Portfolio	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2009
Class B	$18	10/31/2012
Fiscal Year 2010
Class B	7	10/31/2013
Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on ANA, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. Pursuant to the distribution plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor. The Funds are authorized under the 12b-1 plans to pay fees on each available class up to the following limits: 0.35% for Class A; 1.00% for Class B; 1.00% for Class C; and 0.50% for Class R. 12b-1 fees are not applicable for Class I. Amounts paid are included in the Statements of Operations.
Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the period ended April 30, 2011 the underwriter commissions paid to TCI were as follows:

Transamerica Asset Allocation — Conservative Portfolio
Received by Underwriter	$1,417
Retained by Underwriter	232
Contingent Deferred Sales Charge	128

Transamerica Asset Allocation — Growth Portfolio
Received by Underwriter	1,572
Retained by Underwriter	236
Contingent Deferred Sales Charge	197

Transamerica Asset Allocation — Moderate Growth Portfolio
Received by Underwriter	3,403
Retained by Underwriter	522
Contingent Deferred Sales Charge	299

Transamerica Asset Allocation — Moderate Portfolio
Received by Underwriter	2,618
Retained by Underwriter	415
Contingent Deferred Sales Charge	202

Transamerica Multi-Manager Alternative Strategies Portfolio
Received by Underwriter	647
Retained by Underwriter	102
Contingent Deferred Sales Charge	22

Transamerica Multi-Manager International Portfolio
Received by Underwriter	178
Retained by Underwriter	28
Contingent Deferred Sales Charge	34
Administrative services: The Funds have entered into an agreement with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statements of Operations are fees paid to external legal counsel.
Transfer agent fees: Pursuant to a Transfer Agency Agreement, as amended, the Funds pay TFS a fee for providing transfer agency services. Fees paid and the amounts due to TFS for the period ended April 30, 2011 are as follows:

Fund Name	Fees Paid to TFS	Due to TFS

Transamerica Asset Allocation — Conservative Portfolio	$585	$86
Transamerica Asset Allocation — Growth Portfolio	1,278	183
Transamerica Asset Allocation — Moderate Growth Portfolio	1,911	276
Transamerica Asset Allocation — Moderate Portfolio	1,092	150
Transamerica Multi-Manager Alternative Strategies Portfolio	213	28
Transamerica Multi-Manager International Portfolio	265	35
Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan” ), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Transamerica Funds		Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 4. INVESTMENT TRANSACTIONS
The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the period ended April 30, 2011 were as follows:

			Proceeds from maturities and sales of
	Purchases of securities:		securities:
Fund	Long-term	U.S. Government	Long-term	U.S. Government

Transamerica Asset Allocation — Conservative Portfolio	$94,710	$—	$112,333	$—
Transamerica Asset Allocation — Growth Portfolio	195,012	—	261,290	—
Transamerica Asset Allocation — Moderate Growth Portfolio	429,254	—	455,713	—
Transamerica Asset Allocation — Moderate Portfolio	226,287	—	201,559	—
Transamerica Multi-Manager Alternative Strategies Portfolio	108,051	—	32,094	—
Transamerica Multi-Manager International Portfolio	23,678	—	15,866	—
NOTE 5. FEDERAL INCOME TAX MATTERS
The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Funds’ tax positions taken for all open years (2007 — 2009), or expected to be taken in the Funds’ 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Transamerica Funds		Semi-Annual Report 2011

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS
(unaudited)
A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may also visit the Trust’s website at www.transamericafunds.com for this and other information about the Funds and the Trust.
Important Notice Regarding Delivery of Shareholder Documents
Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds		Semi-Annual Report 2011

NOTICE OF PRIVACY POLICY
(unaudited)
Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Semi-Annual Report 2011

P.O. Box 9012
Clearwater, FL 33758-9012
Customer Service 1-888-233-4339
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica Capital, Inc.

Open Funds
Semi-Annual Report
April 30, 2011
www.transamericafunds.com
Customer Service 1-888-233-4339
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,
On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.
This semi-annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.
We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report. Equity and fixed-income markets have generally been resilient during the past six months, especially considering recent political unrest in the Middle East and North Africa, a Japanese earthquake, and persistently high levels of unemployment. Strong corporate earnings and other improvements in economic data have contributed to this resiliency. The Federal Reserve has continued to keep the federal funds rate within a historically low range of 0-0.25% in an ongoing effort to promote economic expansion. Credit markets have continued to rally on improvements in the economy and as investors have sought incremental yield. However, concerns remain over the impact of high government debt levels and potential inflationary pressures, particularly within the energy and commodity sectors. Oil and food prices have risen materially during the period. For the six months ending April 30, 2011, the Dow Jones Industrial Average returned 16.71%, the Standard & Poor’s 500® Index returned 16.36%, and the Barclays Capital U.S. Aggregate Bond Index returned 0.02%. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.
In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.
Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.
Sincerely,

John K. Carter	Christopher A. Staples
Chairman of the Board,	Vice President & Chief Investment Officer
President & Chief Executive Officer	Transamerica Funds
Transamerica Funds

Understanding Your Funds’ Expenses
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.
The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 invested at November 1, 2010 and held for the entire period until April 30, 2011.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.
HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees. Examples of such fees and expenses of the trustees and their counsel, extraordinary expenses, and interest expense.

		Actual Expenses			Hypothetical Expenses (B)
	Beginning	Ending Account	Expenses Paid		Ending Account	Expenses Paid		Annualized
Fund Name	Account Value	Value	During Period		Value	During Period		Expense Ratio

Transamerica AEGON Flexible Income
Class A	$1,000.00	$1,047.30	$4.87	(A)	$1,020.03	$4.81	(A)	0.96%
Class B	1,000.00	1,041.70	9.21	(A)	1,015.77	9.10	(A)	1.82
Class C	1,000.00	1,043.20	8.36	(A)	1,016.61	8.25	(A)	1.65
Class I	1,000.00	1,048.10	3.45	(A)	1,021.42	3.41	(A)	0.68
Class I2	1,000.00	1,047.50	2.89	(A)	1,021.97	2.86	(A)	0.57

Transamerica AEGON High Yield Bond
Class A	1,000.00	1,061.20	5.93	(A)	1,019.04	5.81	(A)	1.16
Class B	1,000.00	1,058.60	9.24	(A)	1,015.82	9.05	(A)	1.81
Class C	1,000.00	1,058.20	8.88	(A)	1,016.17	8.70	(A)	1.74
Class I	1,000.00	1,064.20	3.94	(A)	1,020.98	3.86	(A)	0.77
Class I2	1,000.00	1,064.70	3.33	(A)	1,021.57	3.26	(A)	0.65
Class P	1,000.00	1,062.70	4.60	(A)	1,020.33	4.51	(A)	0.90

Transamerica AEGON Money Market
Class A	1,000.00	1,000.00	1.09	(A)	1,023.70	1.10	(A)	0.22
Class B	1,000.00	1,000.00	1.09	(A)	1,023.70	1.10	(A)	0.22
Class C	1,000.00	1,000.00	1.09	(A)	1,023.70	1.10	(A)	0.22
Class I	1,000.00	1,000.10	1.04	(A)	1,023.75	1.05	(A)	0.21
Class I2	1,000.00	1,000.10	1.04	(A)	1,023.75	1.05	(A)	0.21
Class P	1,000.00	1,000.10	1.04	(A)	1,023.75	1.05	(A)	0.21

Transamerica AEGON Short-Term Bond
Class A	1,000.00	1,018.10	4.05	(A)	1,020.78	4.06	(A)	0.81
Class C	1,000.00	1,014.30	7.84	(A)	1,017.01	7.85	(A)	1.57
Class I	1,000.00	1,019.90	3.11	(A)	1,021.72	3.11	(A)	0.62
Class I2	1,000.00	1,020.60	2.61	(A)	1,022.22	2.61	(A)	0.52

Transamerica Funds	Semi-Annual Report 2011

Understanding Your Funds’ Expenses (continued)
(unaudited)

		Actual Expenses			Hypothetical Expenses (B)
	Beginning	Ending Account	Expenses Paid		Ending Account	Expenses Paid		Annualized
Fund Name	Account Value	Value	During Period		Value	During Period		Expense Ratio

Transamerica Morgan Stanley Capital Growth
Class A	$1,000.00	$1,223.50	$8.55	(A)	$1,017.11	$7.75	(A)	1.55%
Class B	1,000.00	1,219.60	12.11	(A)	1,013.88	10.99	(A)	2.20
Class C	1,000.00	1,219.80	12.11	(A)	1,013.88	10.99	(A)	2.20
Class I	1,000.00	1,226.10	6.62	(A)	1,018.84	6.01	(A)	1.20
Class P	1,000.00	1,224.80	7.72	(A)	1,017.85	7.00	(A)	1.40

Transamerica Morgan Stanley Growth Opportunities
Class A	1,000.00	1,292.30	9.95	(A)	1,016.12	8.75	(A)	1.75
Class B	1,000.00	1,287.30	13.61	(A)	1,012.89	11.98	(A)	2.40
Class C	1,000.00	1,287.40	13.61	(A)	1,012.89	11.98	(A)	2.40
Class I	1,000.00	1,294.50	7.96	(A)	1,017.85	7.00	(A)	1.40
Class I2	1,000.00	1,297.70	4.96	(A)	1,020.48	4.36	(A)	0.87
Class P	1,000.00	1,294.70	7.45	(A)	1,018.30	6.56	(A)	1.31

Transamerica Multi-Managed Balanced
Class A	1,000.00	1,134.40	7.67	(A)	1,017.60	7.25	(A)	1.45
Class B	1,000.00	1,129.40	12.20	(A)	1,013.34	11.53	(A)	2.31
Class C	1,000.00	1,130.90	10.67	(A)	1,014.78	10.09	(A)	2.02
Class I	1,000.00	1,136.10	5.51	(A)	1,019.64	5.21	(A)	1.04
Class P	1,000.00	1,136.20	5.83	(A)	1,019.34	5.51	(A)	1.10

Transamerica Systematic Small/Mid Cap Value
Class A	1,000.00	1,282.20	7.92	(A)	1,017.85	7.00	(A)	1.40
Class B	1,000.00	1,278.10	11.64	(A)	1,014.58	10.29	(A)	2.06
Class C	1,000.00	1,278.30	11.35	(A)	1,014.83	10.04	(A)	2.01
Class I	1,000.00	1,285.10	5.55	(A)	1,019.93	4.91	(A)	0.98
Class I2	1,000.00	1,285.90	4.87	(A)	1,020.53	4.31	(A)	0.86

Transamerica TS&W International Equity
Class A	1,000.00	1,051.90	2.57	(C)	1,005.85	2.51	(C)	1.50
Class C	1,000.00	1,050.60	3.60	(C)	1,004.85	3.52	(C)	2.10
Class I	1,000.00	1,147.90	6.34	(A)	1,018.89	5.96	(A)	1.19
Class I2	1,000.00	1,052.60	1.84	(C)	1,006.57	1.79	(C)	1.07

Transamerica WMC Diversified Equity
Class A	1,000.00	1,139.10	8.06	(A)	1,017.26	7.60	(A)	1.52
Class B	1,000.00	1,135.00	11.49	(A)	1,014.03	10.84	(A)	2.17
Class C	1,000.00	1,134.50	11.48	(A)	1,014.03	10.84	(A)	2.17
Class I	1,000.00	1,141.00	6.21	(A)	1,018.99	5.86	(A)	1.17
Class I2	1,000.00	1,143.00	4.20	(A)	1,020.88	3.96	(A)	0.79
Class P	1,000.00	1,140.60	6.10	(A)	1,019.09	5.76	(A)	1.15

Transamerica WMC Diversified Growth
Class A	1,000.00	1,164.00	8.16	(A)	1,017.26	7.60	(A)	1.52
Class B	1,000.00	1,160.60	11.62	(A)	1,014.03	10.84	(A)	2.17
Class C	1,000.00	1,159.80	11.62	(A)	1,014.03	10.84	(A)	2.17
Class I	1,000.00	1,166.10	4.99	(A)	1,020.18	4.66	(A)	0.93
Class I2	1,000.00	1,168.10	4.14	(A)	1,020.98	3.86	(A)	0.77
Class P	1,000.00	1,166.70	6.18	(A)	1,019.09	5.76	(A)	1.15
Class T	1,000.00	1,166.80	5.00	(A)	1,020.18	4.66	(A)	0.93

Transamerica WMC Quality Value
Class A	1,000.00	1,162.40	6.68	(D)	1,016.70	6.23	(D)	1.35
Class C	1,000.00	1,159.10	9.88	(D)	1,013.73	9.21	(D)	2.00
Class I	1,000.00	1,164.30	4.95	(D)	1,018.30	4.62	(D)	1.00
Class I2	1,000.00	1,166.00	3.77	(D)	1,019.40	3.51	(D)	0.76

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(B)	5% return per year before expenses.

(C)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (61 days), and divided by the number of days in the year (365 days).

(D)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (167 days), and divided by the number of days in the year (365 days).

Transamerica Funds	Semi-Annual Report 2011

Schedules of Investments Composition
At April 30, 2011
(The following charts summarize the Schedule of Investments of each fund by asset type)
(unaudited)

Transamerica AEGON Flexible Income	% of Net
(formerly, Transamerica Flexible Income)	Assets

Corporate Debt Securities	59.6%
Securities Lending Collateral	10.2
Mortgage-Backed Securities	7.6
U.S. Government Obligations	6.9
Preferred Corporate Debt Securities	6.0
Foreign Government Obligations	4.6
Asset-Backed Securities	4.1
Preferred Stocks	1.9
Common Stocks	1.8
Repurchase Agreement	1.8
Municipal Government Obligations	1.4
Warrant	1.2
Convertible Preferred Stock	0.8
U.S. Government Agency Obligation	0.7
Convertible Bonds	0.5
Other Assets and Liabilities - Net	(9 .1)

Total	100.0%

% of Net
Transamerica AEGON High Yield Bond	Assets

Corporate Debt Securities	88.2%
Securities Lending Collateral	16.2
Repurchase Agreement	6.0
Preferred Corporate Debt Securities	1.5
Preferred Stocks	1.3
Common Stocks	0.7
U.S. Government Obligation	0.5
Warrants	0.1
Other Assets and Liabilities - Net	(14.5)

Total	100.0%

Transamerica AEGON Money Market	% of Net
(formerly, Transamerica Money Market)	Assets

Commercial Paper	66.6%
Asset-Backed Commercial Paper	20.3
Repurchase Agreements	13.3
Other Assets and Liabilities - Net	(0.2)

Total	100.0%

Transamerica AEGON Short-Term Bond	% of Net
(formerly, Transamerica Short-Term Bond)	Assets

Corporate Debt Securities	64.0%
Mortgage-Backed Securities	22.2
Asset-Backed Securities	10.1
Securities Lending Collateral	2.7
Municipal Government Obligations	1.1
Repurchase Agreement	1.0
Loan Assignment	0.5
U.S. Government Agency Obligations	0.4
Other Assets and Liabilities - Net Ω	(2.0)

Total	100.0%

Transamerica Morgan Stanley Capital Growth	% of Net
(formerly, Transamerica Focus)	Assets

Common Stocks	99.8%
Securities Lending Collateral	25.6
Repurchase Agreement	0.1
Other Assets and Liabilities - Net	(25.5)

Total	100.0%

Transamerica Morgan Stanley Growth
Opportunities	% of Net
(formerly, Transamerica Growth Opportunities)	Assets

Common Stocks	96.6%
Securities Lending Collateral	24.9
Repurchase Agreement	3.3
Other Assets and Liabilities - Net	(24.8)

Total	100.0%

Transamerica Multi-Managed Balanced	% of Net
(formerly, Transamerica Balanced)	Assets

Common Stocks	59.9%
U.S. Government Obligations	13.9
Corporate Debt Securities	10.9
Mortgage-Backed Securities	6.4
Asset-Backed Securities	3.3
Repurchase Agreement	2.4
U.S. Government Agency Obligations	1.9
Preferred Corporate Debt Securities	0.4
Municipal Government Obligations	0.4
Other Assets and Liabilities - Net Ω	0.5

Total	100.0%

Transamerica Systematic Small/Mid Cap Value	% of Net
(formerly, Transamerica Small/Mid Cap Value)	Assets

Common Stocks	97.2%
Securities Lending Collateral	25.6
Repurchase Agreement	3.3
Other Assets and Liabilities - Net	(26.1)

Total	100.0%

% of Net
Transamerica TS&W International Equity	Assets

Common Stocks	97.5%
Preferred Stock	0.9
Repurchase Agreement	0.4
Other Assets and Liabilities - Net	1.2

Total	100.0%

Transamerica WMC Diversified Equity	% of Net
(formerly, Transamerica Diversified Equity)	Assets

Common Stocks	94.7%
Securities Lending Collateral	6.2
Repurchase Agreement	5.4
Other Assets and Liabilities - Net	(6.3)

Total	100.0%

% of Net
Transamerica WMC Diversified Growth	Assets

Common Stocks	96.0%
Securities Lending Collateral	21.0
Repurchase Agreement	4.1
Other Assets and Liabilities - Net	(21.1)

Total	100.0%

% of Net
Transamerica WMC Quality Value	Assets

Common Stocks	97.7%
Repurchase Agreement	2.2
Other Assets and Liabilities - Net	0.1

Total	100.0%

Ω	The Other Assets and Liabilities — Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

Transamerica Funds	Semi-Annual Report 2011

Transamerica AEGON Flexible Income
(formerly, Transamerica Flexible Income)
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)

		Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 6.9%
U.S. Treasury Bond
2.63%, 11/15/2020		$4,575	$4,328
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029		2,164	2,514
U.S. Treasury Note
1.25%, 09/30/2015 - 10/31/2015		1,725	1,689
2.13%, 02/29/2016		8,635	8,725

Total U.S. Government Obligations (cost $16,846)			17,256

U.S. GOVERNMENT AGENCY OBLIGATION - 0.7%
Freddie Mac, IO
5.00%, 08/01/2035		7,819	1,720
Total U.S. Government Agency Obligation (cost $1,949)

FOREIGN GOVERNMENT OBLIGATIONS - 4.6%
Canada Housing Trust No. 1
3.15%, 06/15/2015 - 144A	CAD	2,500	2,702
Republic of Chile
5.50%, 08/05/2020	CLP	994,500	2,141
Republic of The Philippines
4.95%, 01/15/2021 ^	PHP	90,000	2,055
United Mexican States
7.00%, 06/19/2014	MXN	18,000	1,607
7.50%, 06/21/2012	MXN	35,000	3,127

Total Foreign Government Obligations (cost $10,585)			11,632

MORTGAGE-BACKED SECURITIES - 7.6%
American General Mortgage Loan Trust
Series 2009-1, Class A6
5.75%, 09/25/2048 - 144A *		$1,785	1,814
American Tower Trust
Series 2007-1A, Class D
5.96%, 04/15/2037 - 144A		1,950	2,072
BCAP LLC Trust
Series 2009-RR3, Class 2A1
5.53%, 05/26/2037 - 144A *		324	333
Series 2009-RR6, Class 2A1
5.28%, 08/26/2035 - 144A *		1,215	1,157
Series 2009-RR10, Class 2A1
3.07%, 08/26/2035 - 144A *		828	829
Series 2009-RR13, Class 13A3
5.25%, 03/26/2037 - 144A *		1,061	1,086
Series 2009-RR14, Class 1A1
6.04%, 05/26/2037 - 144A *		1,580	1,623
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 - 144A *		1,708	1,767
Credit Suisse Mortgage Capital Certificates
Series 2010-18R, Class 1A11
3.75%, 08/26/2035 - 144A *		1,315	1,326
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.13%, 12/26/2037 - 144A *		502	505
Series 2009-R7, Class 1A1
5.50%, 02/26/2036 - 144A *		833	853
Series 2009-R7, Class 4A1
3.05%, 09/26/2034 - 144A *		866	864
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 - 144A		381	378
Series 2009-R7, Class 12A1
5.21%, 08/26/2036 - 144A *		463	467
Series 2009-R7, Class 16A1
5.54%, 12/26/2036 - 144A *		117	118
Series 2009-R9, Class 1A1
5.62%, 08/26/2046 - 144A *		789	794
JP Morgan Re-REMIC
Series 2009-7, Class 8A1
5.60%, 01/27/2047 - 144A *		896	915
WaMu Mortgage Pass-Through Certificates
Series 2003-S9, Class A6
5.25%, 10/25/2033		1,469	1,477
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *		428	437
Series 2003-L, Class 1A2
4.50%, 11/25/2033 *		310	315

Total Mortgage-Backed Securities (cost $18,371)			19,130

ASSET-BACKED SECURITIES - 4.1%
America West Airlines Pass-Through Trust
Series 2000-1, Class G
8.06%, 07/02/2020		1,127	1,172
Continental Airlines Pass-Through Trust
Series 1997-1, Class A
7.46%, 04/01/2015		1,724	1,724
Gazprom OAO Via GAZ Capital SA
8.13%, 07/31/2014 - 144A		2,060	2,363
Northwest Airlines Pass-Through Trust
Series 2002-1, Class G2
6.26%, 11/20/2021		2,510	2,585
UAL Pass-Through Trust
Series 2009-1
10.40%, 11/01/2016		2,172	2,487

Total Asset-Backed Securities (cost $9,893)			10,331

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.4%
Rhode Island Economic Development Corp.
6.00%, 11/01/2015 §		1,545	1,517
State of California
7.95%, 03/01/2036		1,820	1,984

Total Municipal Government Obligations (cost $3,367)			3,501

PREFERRED CORPORATE DEBT SECURITIES - 6.0%
Commercial Banks - 2.9%
PNC Financial Services Group, Inc.
8.25%, 05/21/2013 * Ž ^		2,500	2,645
Rabobank Nederland NV
11.00%, 06/30/2019 - 144A * Ž		1,695	2,212
Wells Fargo & Co. - Series K
7.98%, 03/15/2018 * Ž		2,400	2,640
Diversified Financial Services - 2.0%
JPMorgan Chase Capital XXV - Series Y
6.80%, 10/01/2037		1,500	1,543
ZFS Finance USA Trust II
6.45%, 12/15/2065 - 144A *		3,300	3,457
Insurance - 1.1%
Reinsurance Group of America, Inc. - Series A
6.75%, 12/15/2065 *		2,760	2,720

Total Preferred Corporate Debt Securities (cost $13,889)			15,217

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2011

Transamerica AEGON Flexible Income
(formerly, Transamerica Flexible Income)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

		Principal	Value

CORPORATE DEBT SECURITIES - 59.6%
Beverages - 1.3%
Anheuser-Busch InBev Worldwide, Inc.
9.75%, 11/17/2015	BRL	2,200	$1,440
Beverages & More, Inc.
9.63%, 10/01/2014 - 144A		$1,635	1,721
Building Products - 0.4%
Voto-Votorantim Overseas Trading
Operations NV
6.63%, 09/25/2019 - 144A		840	886
Capital Markets - 2.3%
BP Capital Markets PLC
4.74%, 03/11/2021 ^		1,330	1,358
E*Trade Financial Corp.
7.38%, 09/15/2013		1,900	1,914
Macquarie Group, Ltd.
6.25%, 01/14/2021 - 144A		2,375	2,434
Commercial Banks - 5.4%
Barclays Bank PLC
7.38%, 06/29/2049		1,298	1,314
10.18%, 06/12/2021 - 144A		1,480	1,925
BBVA Bancomer SA
7.25%, 04/22/2020 - 144A		1,400	1,443
M&I Marshall & Ilsley Bank
4.85%, 06/16/2015		1,245	1,319
5.00%, 01/17/2017		2,050	2,185
Regions Bank
7.50%, 05/15/2018 ^		2,560	2,763
Zions Bancorporation
7.75%, 09/23/2014		2,500	2,776
Commercial Services & Supplies - 1.2%
KAR Auction Services, Inc.
8.75%, 05/01/2014		1,890	1,949
Steelcase, Inc.
6.38%, 02/15/2021		1,385	1,439
Consumer Finance - 0.5%
Block Financial LLC
5.13%, 10/30/2014 ^		1,300	1,361
Containers & Packaging - 1.2%
Graphic Packaging International, Inc.
9.50%, 06/15/2017		2,625	2,940
Distributors - 0.3%
Edgen Murray Corp.
12.25%, 01/15/2015 ^		805	811
Diversified Financial Services - 14.3%
Aviation Capital Group Corp.
7.13%, 10/15/2020 - 144A		2,700	2,780
Cemex Finance LLC
9.50%, 12/14/2016 - 144A		2,555	2,721
CIT Group, Inc.
7.00%, 05/01/2014 ^		1,575	1,605
Fibria Overseas Finance, Ltd.
6.75%, 03/03/2021 - 144A ^		1,245	1,310
Glencore Funding LLC
6.00%, 04/15/2014 - 144A		2,000	2,157
GTP Towers Issuer LLC
4.44%, 02/15/2015 - 144A		2,295	2,374
International Lease Finance Corp.
6.50%, 09/01/2014 - 144A ^		2,360	2,502
Irish Life & Permanent Group Holdings PLC
3.60%, 01/14/2013 - 144A		2,500	2,152
Marina District Finance Co., Inc.
9.50%, 10/15/2015 - 144A ^		1,955	2,097
9.88%, 08/15/2018 - 144A ^		65	70
Oaktree Capital Management, LP
6.75%, 12/02/2019 - 144A		1,950	2,048
QHP Royalty Sub LLC
10.25%, 03/15/2015 - 144A		1,346	1,372
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019		1,000	1,333
Selkirk Cogen Funding Corp. — Series A
8.98%, 06/26/2012		1,743	1,799
Sensus USA, Inc.
8.63%, 12/15/2013		500	505
Stone Street Trust
5.90%, 12/15/2015 - 144A		2,450	2,568
TNK-BP Finance SA
7.50%, 03/13/2013 - 144A		1,345	1,471
Unison Ground Lease Funding LLC
6.39%, 04/15/2020 - 144A		2,615	2,715
WCP Wireless Site Funding LLC
6.83%, 11/15/2015 - 144A		2,570	2,591
Diversified Telecommunication Services - 0.7%
Sprint Capital Corp.
8.38%, 03/15/2012		1,300	1,373
West Corp.
7.88%, 01/15/2019 - 144A		320	330
Electric Utilities - 0.9%
Intergen NV
9.00%, 06/30/2017 - 144A		2,075	2,251
Electrical Equipment - 1.1%
Polypore International, Inc.
7.50%, 11/15/2017 - 144A		2,560	2,712
Electronic Equipment & Instruments - 0.9%
Anixter, Inc.
5.95%, 03/01/2015		2,300	2,317
Energy Equipment & Services - 1.0%
Enterprise Products Operating LLC — Series A
8.38%, 08/01/2066 *		1,150	1,249
Weatherford International, Ltd.
9.63%, 03/01/2019		945	1,226
Food & Staples Retailing - 1.6%
Ingles Markets, Inc.
8.88%, 05/15/2017 ^		2,140	2,310
Stater Bros Holdings, Inc.
7.38%, 11/15/2018 - 144A ^		65	68
SUPERVALU, Inc.
7.50%, 11/15/2014 ^		1,900	1,948
Food Products - 1.6%
Arcor SAIC
7.25%, 11/09/2017 - 144A ^		1,285	1,378
C&S Group Enterprises LLC
8.38%, 05/01/2017 - 144A ^		1,279	1,340
Michael Foods, Inc.
9.75%, 07/15/2018 - 144A		1,200	1,317
Health Care Providers & Services - 0.8%
Community Health Systems, Inc.
8.88%, 07/15/2015 ^		1,900	1,943
Hotels, Restaurants & Leisure - 2.2%
Firekeepers Development Authority
13.88%, 05/01/2015 - 144A		1,075	1,266
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2011

Transamerica AEGON Flexible Income
(formerly, Transamerica Flexible Income)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
((unaudited)

	Principal	Value

Hotels, Restaurants & Leisure (continued)
GWR Operating Partnership LLP
10.88%, 04/01/2017	$1,500	$1,616
MGM Resorts International
6.75%, 09/01/2012	1,600	1,636
Pokagon Gaming Authority
10.38%, 06/15/2014 - 144A	650	670
Station Casinos, Inc.
6.88%, 03/01/2016 ‡ Џ §	700	◊
Household Durables - 0.7%
Lennar Corp.
12.25%, 06/01/2017	550	679
Sealy Mattress Co.
8.25%, 06/15/2014 ^	1,125	1,128
Insurance - 3.1%
American Financial Group, Inc.
9.88%, 06/15/2019	1,100	1,365
Chubb Corp.
6.38%, 03/29/2067 *	2,300	2,461
Fidelity National Financial, Inc.
6.60%, 05/15/2017	2,580	2,749
Oil Insurance, Ltd.
7.56%, 06/30/2011 - 144A * Ž	1,245	1,166
IT Services - 0.8%
Cardtronics, Inc.
8.25%, 09/01/2018	1,890	2,070
Machinery - 0.8%
American Railcar Industries, Inc.
7.50%, 03/01/2014	1,855	1,906
Media - 0.4%
Lions Gate Entertainment, Inc.
10.25%, 11/01/2016 - 144A	1,010	1,063
Metals & Mining - 0.5%
Anglo American Capital PLC
9.38%, 04/08/2019 - 144A ^	890	1,197
FMG Resources Property, Ltd.
7.00%, 11/01/2015 - 144A	160	169
Multi-Utilities - 0.8%
Black Hills Corp.
5.88%, 07/15/2020	1,200	1,246
9.00%, 05/15/2014	690	800
Oil, Gas & Consumable Fuels - 3.8%
Berry Petroleum Co.
10.25%, 06/01/2014	1,575	1,830
Energy Transfer Equity, LP
7.50%, 10/15/2020	320	350
Lukoil International Finance BV
6.38%, 11/05/2014 - 144A	1,280	1,400
OPTI Canada, Inc.
8.25%, 12/15/2014 ^	1,770	943
Petrohawk Energy Corp.
7.25%, 08/15/2018	1,050	1,116
Petroleum Co., of Trinidad & Tobago, Ltd.
9.75%, 08/14/2019 - 144A	876	1,047
Petroleum Development Corp.
12.00%, 02/15/2018	1,000	1,133
Ras Laffan Liquefied Natural Gas Co., Ltd. III
6.75%, 09/30/2019 - 144A	1,545	1,756
Paper & Forest Products - 2.4%
Ainsworth Lumber Co., Ltd.
11.00%, 07/29/2015 - 144A Ω	3,161	3,208
Exopack Holding Corp.
11.25%, 02/01/2014	2,650	2,736
Real Estate Investment Trusts - 2.0%
Entertainment Properties Trust
7.75%, 07/15/2020 - 144A	2,335	2,504
Kilroy Realty, LP
6.63%, 06/01/2020	2,440	2,634
Software - 0.3%
First Data Corp.
7.38%, 06/15/2019 - 144A ^	630	642
Specialty Retail - 1.0%
Michaels Stores, Inc.
11.38%, 11/01/2016 ^	1,200	1,308
Sally Holdings LLC
9.25%, 11/15/2014 ^	1,250	1,313
Tobacco - 0.8%
Lorillard Tobacco Co.
8.13%, 06/23/2019	1,635	1,935
Transportation Infrastructure - 0.8%
Martin Midstream Partners LP
8.88%, 04/01/2018	1,900	2,033
Wireless Telecommunication Services - 3.7%
Crown Castle Towers LLC
4.88%, 08/15/2020 - 144A	2,350	2,339
6.11%, 01/15/2020 - 144A	2,300	2,488
Nextel Communications, Inc. — Series D
7.38%, 08/01/2015	2,200	2,217
SBA Tower Trust
5.10%, 04/15/2017 - 144A	2,365	2,424

Total Corporate Debt Securities (cost $141,485)		150,453

CONVERTIBLE BOND - 0.5%
Automobiles - 0.5%
Ford Motor Co.
4.25%, 11/15/2016	730	1,361
Total Convertible Bond (cost $730)

	Shares	Value

CONVERTIBLE PREFERRED STOCK - 0.8%
Diversified Financial Services - 0.8%
Vale Capital II 6.75%	22,000	2,101
Total Convertible Preferred Stock (cost $1,657)

PREFERRED STOCKS - 1.9%
Commercial Banks - 0.4%
BB&T Capital Trust VI 9.60% ^	34,000	950
Consumer Finance - 0.8%
Ally Financial, Inc. 8.50% * ^	75,200	1,965
Diversified Telecommunication Services - 0.7%
Centaur Funding Corp. 9.08% - 144A	1,661	1,838

Total Preferred Stocks (cost $4,883)		4,753

COMMON STOCKS - 1.8%
Auto Components - 0.7%
Johnson Controls, Inc. ^	40,000	1,640
Diversified Telecommunication Services - 1.1%
Verizon Communications, Inc. ^	75,000	2,834

Total Common Stocks (cost $3,514)		4,474

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica AEGON Flexible Income
(formerly, Transamerica Flexible Income)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

WARRANT - 1.2%
Commercial Banks - 1.2%
Wells Fargo & Co. ‡
Expiration: 10/28/2018
Exercise Price: $34.01	278,210	$2,905
Total Warrant (cost $2,192)

SECURITIES LENDING COLLATERAL - 10.2%
State Street Navigator Securities Lending
Trust — Prime Portfolio, 0.24% ▲	25,575,214	25,575
Total Securities Lending Collateral (cost $25,575)
	Principal	Value

REPURCHASE AGREEMENT - 1.8%
State Street Bank & Trust Co.
0.01% ▲, dated 04/29/2011, to be repurchased at $4,427 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 12/01/2025, with a value of $4,518.	$4,427	$4,427
Total Repurchase Agreement (cost $4,427)

Total Investment Securities (cost $259,363) #		274,836

Other Assets and Liabilities — Net		(23,011)

Net Assets		$251,825

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 04/29/2011.

^	All or a portion of this security is on loan. The value of all securities on loan is $24,951.

*	Floating or variable rate note. Rate is listed as of 04/29/2011.

Џ	In default.

‡	Non-income producing security.

§	Illiquid. This security aggregated to $1,517, or 0.60%, of the fund’s net assets.

Ž	The security has a perpetual maturity. The date shown is the next call date.

Ώ	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.

#	Aggregate cost for federal income tax purposes is $259,363. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $17,862 and $2,389, respectively. Net unrealized appreciation for tax purposes is $15,473.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/29/2011, these securities aggregated $101,545, or 40.32%, of the fund’s net assets.
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
IO	Interest Only
MXN	Mexican Peso
OAO	Otkrytoe Aktsionernoe Obschestvo (Russian: Open Joint Stock Corporation)
PHP	Philippines Peso
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
The notes to the financial statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2011

Transamerica AEGON Flexible Income
(formerly, Transamerica Flexible Income)
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)
VALUATION SUMMARY: '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Asset-Backed Securities	$—	$10,331	$—	$10,331
Common Stocks	4,474	—	—	4,474
Convertible Bonds	—	1,361	—	1,361
Convertible Preferred Stocks	2,101	—	—	2,101
Corporate Debt Securities	—	150,453	—	150,453
Foreign Government Obligations	—	11,632	—	11,632
Mortgage-Backed Securities	—	19,130	—	19,130
Municipal Government Obligations	—	3,501	—	3,501
Preferred Corporate Debt Securities	—	15,217	—	15,217
Preferred Stocks	4,753	—	—	4,753
Repurchase Agreement	—	4,427	—	4,427
Securities Lending Collateral	25,575	—	—	25,575
U.S. Government Agency Obligations	—	1,720	—	1,720
U.S. Government Obligations	—	17,256	—	17,256
Warrants	2,905	—	—	2,905

Total	$39,808	$235,028	$—	$274,836

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica AEGON High Yield Bond
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

U.S. GOVERNMENT OBLIGATION - 0.5%
U.S. Treasury Bond
2.63%, 11/15/2020	$3,800	$3,595
Total U.S. Government Obligation (cost $3,561)

PREFERRED CORPORATE DEBT SECURITIES - 1.5%
Diversified Financial Services - 0.8%
Bank of America Corp. - Series K
8.00%, 01/30/2018 * Ž	3,465	3,748
JPMorgan Chase & Co. - Series 1
7.90%, 04/30/2018 * Ž	2,250	2,472
Insurance - 0.7%
Lincoln National Corp.
7.00%, 05/17/2066 *	5,650	5,841

Total Preferred Corporate Debt Securities (cost $9,269)		12,061

CORPORATE DEBT SECURITIES - 88.2%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc.
6.75%, 04/01/2016	3,880	4,015
6.88%, 09/15/2020	1,050	1,103
BE Aerospace, Inc.
6.88%, 10/01/2020 ^	3,100	3,262
8.50%, 07/01/2018 ^	1,800	2,007
Bombardier, Inc.
7.50%, 03/15/2018 - 144A	450	499
7.75%, 03/15/2020 - 144A	1,300	1,448
Hexcel Corp.
6.75%, 02/01/2015 ^	2,076	2,128
Spirit Aerosystems, Inc.
6.75%, 12/15/2020	720	738
7.50%, 10/01/2017	2,795	3,033
Triumph Group, Inc.
8.63%, 07/15/2018	1,500	1,659
Airlines - 0.3%
U.S. Airways Pass-Through Trust - Series 2010-1
6.25%, 04/22/2023 ^	2,000	1,955
Auto Components - 0.2%
Lear Corp.
7.88%, 03/15/2018	1,180	1,295
8.13%, 03/15/2020	440	488
Beverages - 1.7%
Constellation Brands, Inc.
7.25%, 09/01/2016	5,200	5,668
7.25%, 05/15/2017 ^	2,350	2,562
Cott Beverages, Inc.
8.13%, 09/01/2018	1,145	1,228
8.38%, 11/15/2017	3,270	3,507
Building Products - 2.3%
Euramax International, Inc.
9.50%, 04/01/2016 - 144A	3,085	3,208
Masco Corp.
7.75%, 08/01/2029	6,700	6,653
Ply Gem Industries, Inc.
8.25%, 02/15/2018 - 144A ^	4,150	4,264
13.13%, 07/15/2014 ^	3,700	4,079
Chemicals - 1.8%
Huntsman International LLC
5.50%, 06/30/2016 ^	2,575	2,569
7.38%, 01/01/2015 ^	1,550	1,587
8.63%, 03/15/2020 ^	1,150	1,294
Lyondell Chemical Co.
8.00%, 11/01/2017 - 144A	1,422	1,586
Nova Chemicals Corp.
3.57%, 11/15/2013 * ^	3,150	3,141
8.38%, 11/01/2016 ^	3,450	3,898
Commercial Banks - 1.0%
CIT Group, Inc.
7.00%, 05/01/2017	7,675	7,737
Commercial Services & Supplies - 1.7%
Aramark Corp.
8.50%, 02/01/2015 ^	1,450	1,513
Aramark Holdings Corp.
8.63%, 05/01/2016 - 144A Ώ	770	791
Ceridian Corp.
11.25%, 11/15/2015 ^	2,930	3,047
12.25%, 11/15/2015 Ώ	4,321	4,538
EnergySolutions, Inc.
10.75%, 08/15/2018 - 144A	415	461
Koppers, Inc.
7.88%, 12/01/2019	2,495	2,719
Computers & Peripherals - 1.3%
Seagate HDD Cayman
6.88%, 05/01/2020 - 144A	2,970	3,015
7.75%, 12/15/2018 - 144A	4,475	4,743
Seagate Technology HDD Holdings, Inc.
6.80%, 10/01/2016 ^	2,270	2,423
Construction & Engineering - 0.5%
Huntington Ingalls Industries, Inc.
6.88%, 03/15/2018 - 144A	2,275	2,395
7.13%, 03/15/2021 - 144A	1,525	1,605
Construction Materials - 1.1%
Building Materials Corp., of America
6.75%, 05/01/2021 - 144A	1,300	1,318
Vulcan Materials Co.
7.00%, 06/15/2018 ^	6,700	7,060
Consumer Finance - 1.9%
Springleaf Finance Corp.
5.85%, 06/01/2013	2,450	2,462
6.90%, 12/15/2017	13,000	12,188
Containers & Packaging - 2.2%
Ball Corp.
6.63%, 03/15/2018	1,500	1,549
6.75%, 09/15/2020	1,150	1,210
Cascades, Inc.
7.75%, 12/15/2017	2,305	2,461
7.88%, 01/15/2020 ^	750	801
Graphic Packaging International, Inc.
7.88%, 10/01/2018 ^	2,400	2,613
9.50%, 06/15/2017 ^	1,300	1,456
Owens-Brockway Glass Container, Inc.
6.75%, 12/01/2014	3,335	3,406
Packaging Dynamics Corp.
8.75%, 02/01/2016 - 144A ^	3,420	3,544

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica AEGON High Yield Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

Diversified Consumer Services - 1.6%
Ford Holdings LLC
9.30%, 03/01/2030 ^	$5,225	$6,523
Service Corp., International
6.75%, 04/01/2015	350	376
6.75%, 04/01/2016 ^	4,800	5,160
7.00%, 06/15/2017 ^	175	190
Diversified Financial Services - 4.9%
Ally Financial, Inc.
6.75%, 12/01/2014	6,240	6,661
8.00%, 03/15/2020	1,600	1,798
CIT Group, Inc.
7.00%, 05/01/2015	2,526	2,561
7.00%, 05/01/2016 ^	4,193	4,225
Ford Motor Credit Co., LLC
6.63%, 08/15/2017	700	771
7.00%, 04/15/2015	4,000	4,393
International Lease Finance Corp.
8.25%, 12/15/2020 ^	2,925	3,261
Nuveen Investments, Inc.
10.50%, 11/15/2015	6,860	7,143
Reynolds Group Issuer, Inc.
6.88%, 02/15/2021 - 144A	300	309
7.13%, 04/15/2019 - 144A	1,800	1,877
8.25%, 02/15/2021 - 144A	320	325
9.00%, 04/15/2019 - 144A	5,175	5,453
Diversified Telecommunication Services - 5.2%
Cincinnati Bell, Inc.
8.38%, 10/15/2020 ^	3,980	3,990
8.75%, 03/15/2018 ^	1,000	960
Frontier Communications Corp.
9.00%, 08/15/2031	5,985	6,165
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 - 144A ^	2,300	2,339
7.50%, 04/01/2021 - 144A ^	1,500	1,523
Intelsat Luxembourg SA
11.50%, 02/04/2017 - 144A Ώ	3,500	3,833
Qwest Communications International, Inc.
7.50%, 02/15/2014 ^	2,825	2,882
Sprint Capital Corp.
8.75%, 03/15/2032	8,025	8,786
Windstream Corp.
7.50%, 04/01/2023 - 144A	8,200	8,322
7.75%, 10/15/2020 - 10/01/2021 - 144A ^	1,425	1,508
Electric Utilities - 4.9%
AES Red Oak LLC - Series B
9.20%, 11/30/2029	2,365	2,377
Dynegy Holdings, Inc.
7.50%, 06/01/2015 ^	5,875	5,170
7.75%, 06/01/2019 ^	9,915	7,733
Elwood Energy LLC
8.16%, 07/05/2026	5,397	5,249
Homer City Funding LLC
8.14%, 10/01/2019	1,613	1,460
8.73%, 10/01/2026	7,595	6,721
Intergen NV
9.00%, 06/30/2017 - 144A	7,025	7,622
LSP Energy, LP
7.16%, 01/15/2014	2,031	1,863
8.16%, 07/15/2025	750	532
Food & Staples Retailing - 1.4%
Rite Aid Corp.
7.50%, 03/01/2017 ^	2,000	2,038
9.38%, 12/15/2015 ^	1,100	1,026
10.38%, 07/15/2016 ^	2,625	2,861
SUPERVALU, Inc.
7.50%, 11/15/2014 ^	1,600	1,640
8.00%, 05/01/2016 ^	2,880	2,991
Food Products - 2.0%
Blue Merger Sub, Inc.
7.63%, 02/15/2019 - 144A ^	2,500	2,559
Dole Food Co., Inc.
8.00%, 10/01/2016 - 144A ^	5,370	5,738
Pilgrim’s Pride Corp.
7.88%, 12/15/2018 - 144A ^	1,400	1,313
Simmons Foods, Inc.
10.50%, 11/01/2017 - 144A	3,200	3,448
Tyson Foods, Inc.
7.00%, 05/01/2018	2,400	2,610
8.25%, 10/01/2011	700	718
Gas Utilities - 0.1%
Star Gas Partner, LP
8.88%, 12/01/2017	575	595
Health Care Providers & Services - 4.3%
Community Health Systems, Inc.
8.88%, 07/15/2015	7,400	7,567
GCB US Oncology, Inc. (Escrow Shares)
08/15/2017	4,970	87
HCA, Inc.
6.38%, 01/15/2015	4,000	4,120
9.25%, 11/15/2016	11,775	12,628
Healthsouth Corp.
7.75%, 09/15/2022	5,100	5,412
LifePoint Hospitals, Inc.
6.63%, 10/01/2020 - 144A	3,815	3,977
Hotels, Restaurants & Leisure - 8.5%
Ameristar Casinos, Inc.
7.50%, 04/15/2021 - 144A ^	5,075	5,196
Caesars Entertainment Operating Co., Inc.
10.00%, 12/15/2018 ^	4,225	3,966
12.75%, 04/15/2018 - 144A ^	6,050	6,171
Firekeepers Development Authority
13.88%, 05/01/2015 - 144A	4,000	4,710
GWR Operating Partnership LLP
10.88%, 04/01/2017	5,465	5,889
Mashantucket Western Pequot Tribe
8.50%, 11/15/2015 - 144A ‡ Џ	6,600	825
MGM Resorts International
7.50%, 06/01/2016 ^	2,625	2,546
10.00%, 11/01/2016 - 144A ^	3,775	4,068
10.38%, 05/15/2014 ^	500	578
11.38%, 03/01/2018 ^	4,300	4,902

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica AEGON High Yield Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

Hotels, Restaurants & Leisure (continued)
Royal Caribbean Cruises, Ltd.
7.00%, 06/15/2013	$3,000	$3,229
7.25%, 06/15/2016 ^	1,300	1,388
Seneca Gaming Corp.
8.25%, 12/01/2018 - 144A	2,000	2,110
Sheraton Holding Corp.
7.38%, 11/15/2015	1,400	1,589
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, 05/15/2018 ^	1,600	1,748
7.15%, 12/01/2019	2,500	2,763
Vail Resorts, Inc.
6.50%, 05/01/2019 - 144A	2,000	2,040
WMG Acquisition Corp.
9.50%, 06/15/2016	7,925	8,440
Wynn Las Vegas LLC
7.75%, 08/15/2020	3,215	3,512
Household Durables - 4.1%
Beazer Homes USA, Inc.
12.00%, 10/15/2017	3,225	3,721
D.R. Horton, Inc.
5.25%, 02/15/2015 ^	2,208	2,247
Jarden Corp.
7.50%, 05/01/2017 ^	3,390	3,640
7.50%, 01/15/2020	1,710	1,825
K. Hovnanian Enterprises, Inc.
8.63%, 01/15/2017 ^	1,525	1,163
10.63%, 10/15/2016	3,000	3,195
11.88%, 10/15/2015	620	580
KB Home
9.10%, 09/15/2017 ^	7,050	7,454
Meritage Homes Corp.
6.25%, 03/15/2015	2,580	2,574
7.15%, 04/15/2020 ^	2,275	2,255
Standard Pacific Corp.
8.38%, 05/15/2018 ^	675	699
8.38%, 01/15/2021 - 144A	2,725	2,807
Independent Power Producers & Energy Traders - 2.5%
Calpine Corp.
7.50%, 02/15/2021 - 144A ^	1,725	1,824
7.88%, 07/31/2020 - 144A	3,475	3,744
7.88%, 01/15/2023 - 144A ^	2,900	3,089
Edison Mission Energy
7.20%, 05/15/2019 ^	4,650	3,639
NRG Energy, Inc.
7.38%, 01/15/2017	2,250	2,354
7.63%, 01/15/2018 - 144A	3,750	3,937
8.25%, 09/01/2020 ^	900	947
Insurance - 1.0%
Genworth Financial, Inc.
6.15%, 11/15/2066 *	2,000	1,540
Liberty Mutual Group, Inc.
10.75%, 06/15/2058 - 144A *	4,400	5,984
IT Services - 1.8%
SunGard Data Systems, Inc.
7.38%, 11/15/2018 - 144A	3,125	3,227
7.63%, 11/15/2020 - 144A ^	2,675	2,789
10.25%, 08/15/2015	6,163	6,470
Unisys Corp.
12.50%, 01/15/2016 ^	1,250	1,391
12.75%, 10/15/2014 - 144A ^	699	832
Leisure Equipment & Products - 0.1%
Icon Health & Fitness
11.88%, 10/15/2016 - 144A	600	625
Machinery - 0.7%
Case New Holland, Inc.
7.88%, 12/01/2017 - 144A	950	1,062
Navistar International Corp.
8.25%, 11/01/2021 ^	3,610	4,025
Media - 4.7%
Cablevision Systems Corp.
8.00%, 04/15/2020 ^	350	385
CCO Holdings LLC
7.00%, 01/15/2019	3,775	3,954
7.25%, 10/30/2017 ^	1,750	1,864
7.88%, 04/30/2018 ^	1,450	1,571
Cengage Learning Acquisitions, Inc.
10.50%, 01/15/2015 - 144A	200	206
13.25%, 07/15/2015 - 144A	600	633
Cequel Communications Holdings I LLC and Cequel Capital Corp.
8.63%, 11/15/2017 - 144A	1,800	1,931
Clear Channel Worldwide Holdings, Inc.
9.25%, 12/15/2017 ^	475	528
Clear Channel Worldwide Holdings, Inc. - Series B
9.25%, 12/15/2017	3,075	3,421
CSC Holdings LLC
7.63%, 07/15/2018 ^	4,650	5,103
8.50%, 06/15/2015	925	1,009
DISH DBS Corp.
7.13%, 02/01/2016	1,000	1,065
7.75%, 05/31/2015	4,880	5,320
7.88%, 09/01/2019	1,700	1,840
LBI Media, Inc.
9.25%, 04/15/2019 - 144A	1,235	1,260
Nexstar Broadcasting, Inc.
8.88%, 04/15/2017 ^	1,550	1,693
Univision Communications, Inc.
7.88%, 11/01/2020 - 144A	1,850	1,970
8.50%, 05/15/2021 - 144A ^	2,850	2,957
Metals & Mining - 0.9%
Steel Dynamics, Inc.
7.38%, 11/01/2012	3,000	3,187
U.S. Steel Corp.
6.65%, 06/01/2037	1,575	1,414
7.00%, 02/01/2018 ^	2,535	2,659
Multiline Retail - 2.2%
Bon-Ton Department Stores, Inc.
10.25%, 03/15/2014	6,775	6,961
JC Penney Corp., Inc.
7.13%, 11/15/2023	1,575	1,622
7.40%, 04/01/2037	3,750	3,572
Macy’s Retail Holdings, Inc.
7.45%, 07/15/2017	4,100	4,674

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica AEGON High Yield Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value
Oil, Gas & Consumable Fuels - 9.1%
Chesapeake Energy Corp.
6.13%, 02/15/2021 ^	$1,450	$1,497
6.63%, 08/15/2020	6,200	6,680
7.25%, 12/15/2018	930	1,046
7.63%, 07/15/2013	100	110
9.50%, 02/15/2015	1,400	1,685
Connacher Oil and Gas, Ltd.
10.25%, 12/15/2015 - 144A	2,680	2,848
Consol Energy, Inc.
6.38%, 03/01/2021 - 144A	540	543
8.00%, 04/01/2017	750	829
8.25%, 04/01/2020	2,000	2,230
Continental Resources, Inc.
7.13%, 04/01/2021	1,600	1,700
8.25%, 10/01/2019 ^	1,840	2,042
El Paso Corp.
6.88%, 06/15/2014 ^	1,415	1,585
7.25%, 06/01/2018	5,475	6,168
Energy Transfer Equity, LP
7.50%, 10/15/2020	6,350	6,952
GMX Resources, Inc.
11.38%, 02/15/2019 - 144A	2,450	2,444
Kinder Morgan Finance Co., ULC
5.70%, 01/05/2016	3,560	3,747
Linn Energy LLC/Linn Energy Finance Corp
7.75%, 02/01/2021 - 144A ^	2,740	2,935
8.63%, 04/15/2020	2,340	2,586
Newfield Exploration Co.
6.63%, 09/01/2014	2,175	2,221
6.88%, 02/01/2020	1,175	1,243
7.13%, 05/15/2018	295	316
OPTI Canada, Inc.
7.88%, 12/15/2014 ^	1,590	843
8.25%, 12/15/2014 ^	3,600	1,917
Pioneer Natural Resources Co.
6.65%, 03/15/2017	5,825	6,389
Plains Exploration & Production Co.
7.00%, 03/15/2017	1,960	2,029
7.75%, 06/15/2015	3,000	3,120
Stallion Oilfield Holdings, Ltd.
10.50%, 02/15/2015	2,900	3,125
Tesoro Corp.
6.63%, 11/01/2015 ^	2,075	2,142
Paper & Forest Products - 0.9%
Ainsworth Lumber Co., Ltd.
11.00%, 07/29/2015 - 144A Ώ	1,015	1,030
Georgia-Pacific LLC
7.13%, 01/15/2017 - 144A	1,153	1,225
Smurfit Kappa Funding PLC
7.75%, 04/01/2015	1,000	1,025
Westvaco Corp.
8.20%, 01/15/2030	3,800	4,096
Pharmaceuticals - 1.2%
Mylan, Inc.
7.63%, 07/15/2017 - 144A	1,800	1,971
7.88%, 07/15/2020 - 144A	2,300	2,542
Valeant Pharmaceuticals International, Inc.
6.75%, 10/01/2017 - 144A	600	597
6.75%, 08/15/2021 - 144A ^	1,600	1,550
6.88%, 12/01/2018 - 144A	1,800	1,798
7.00%, 10/01/2020 - 144A	900	884
Real Estate Investment Trusts - 1.7%
Host Hotels & Resorts, LP
6.00%, 11/01/2020 ^	2,480	2,461
7.13%, 11/01/2013 ^	1,302	1,320
9.00%, 05/15/2017 ^	1,300	1,463
Host Hotels & Resorts, LP - Series Q
6.75%, 06/01/2016 ^	1,150	1,187
Weyerhaeuser Co.
7.38%, 03/15/2032 ^	6,550	7,067
Real Estate Management & Development - 0.3%
First Industrial, LP
5.75%, 01/15/2016	2,000	1,963
Road & Rail - 0.7%
Hertz Corp.
6.75%, 04/15/2019 - 144A	2,000	2,040
7.50%, 10/15/2018 - 144A ^	2,500	2,625
8.88%, 01/01/2014 ^	785	805
Semiconductors & Semiconductor Equipment - 1.1%
Freescale Semiconductor, Inc.
9.25%, 04/15/2018 - 144A	1,925	2,137
NXP BV
9.75%, 08/01/2018 - 144A	5,425	6,279
Software - 1.3%
First Data Corp.
8.25%, 01/15/2021 - 144A ^	4,876	4,852
12.63%, 01/15/2021 - 144A	4,551	4,989
Specialty Retail - 0.6%
Brookstone Co., Inc.
13.00%, 10/15/2014 - 144A	935	795
Claire’s Stores, Inc.
8.88%, 03/15/2019 - 144A	3,490	3,394
10.50%, 06/01/2017	787	781
Textiles, Apparel & Luxury Goods - 0.7%
Jones Group, Inc.
6.13%, 11/15/2034	3,985	3,108
Levi Strauss & Co.
8.88%, 04/01/2016 ^	1,200	1,251
Phillips-Van Heusen Corp.
7.38%, 05/15/2020 ^	1,000	1,083
Wireless Telecommunication Services - 1.2%
Nextel Communications, Inc. - Series D
7.38%, 08/01/2015	1,925	1,939
Nextel Communications, Inc. - Series E
6.88%, 10/31/2013	4,770	4,818
Sprint Nextel Corp.
9.25%, 04/15/2022	2,750	2,946

Total Corporate Debt Securities (cost $650,371)		688,419

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica AEGON High Yield Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

PREFERRED STOCKS - 1.3%
Consumer Finance - 1.0%
Ally Financial, Inc. 7.00% - 144A ^	3,053	$2,840
Ally Financial, Inc. 8.50% *	196,000	5,119
Diversified Financial Services - 0.3%
GMAC Capital Trust I 8.13% *	80,500	2,090

Total Preferred Stocks (cost $8,364)		10,049

COMMON STOCKS - 0.7%
Automobiles - 0.0% ∞
General Motors Co. ‡	11,034	354
Diversified Financial Services - 0.5%
CIT Group, Inc. ‡	68,248	2,898
IT Services - 0.2%
Unisys Corp. ‡ ^	61,972	1,839

Total Common Stocks (cost $3,482)		5,091

WARRANTS - 0.1%
Automobiles - 0.1%
General Motors Co. ‡
Expiration: 07/10/2016
Exercise Price: $10.00	10,031	232
General Motors Co. ‡
Expiration: 07/10/2019
Exercise Price: $18.33	10,031	178

Total Warrants (cost $552)		410

SECURITIES LENDING COLLATERAL - 16.2%
State Street Navigator Securities Lending Trust – Prime Portfolio, 0.24% ▲	126,753,817	$126,754
Total Securities Lending Collateral (cost $126,754)

REPURCHASE AGREEMENT - 6.0%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $47,097 on 05/02/2011. Collateralized by U.S. Government Agency Obligations, 4.00%, due 04/01/2025 - 05/01/2025, with a total value of $48,041.	$47,097	47,097
Total Repurchase Agreement (cost $47,097)

Total Investment Securities (cost $849,450) #		893,476
Other Assets and Liabilities — Net		(113,064)

Net Assets		$780,412

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 04/29/2011.

Ž	The security has a perpetual maturity. The date shown is the next call date.

^	All or a portion of this security is on loan. The value of all securities on loan is $124,171.

Ώ	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.

Џ	In default.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 04/29/2011.

∞	Percentage rounds to less than 0.1%.

#	Aggregate cost for federal income tax purposes is $849,450. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $53,456 and $9,430, respectively. Net unrealized appreciation for tax purposes is $44,026.
DEFINITION:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/29/2011, these securities aggregated $193,338, or 24.77%, of the fund’s net assets.

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica AEGON High Yield Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
VALUATION SUMMARY: Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011
Common Stocks	$5,091	$—	$—	$5,091
Corporate Debt Securities	—	688,419	—	688,419
Preferred Corporate Debt Securities	—	12,061	—	12,061
Preferred Stocks	7,209	2,840	—	10,049
Repurchase Agreement	—	47,097	—	47,097
Securities Lending Collateral	126,754	—	—	126,754
U.S. Government Obligations	—	3,595	—	3,595
Warrants	410	—	—	410

Total	$139,464	$754,012	$—	$893,476

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica AEGON Money Market
(formerly, Transamerica Money Market)
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

COMMERCIAL PAPER - 66.6%
Beverages - 2.8%
Coca-Cola Co.
0.22%, 06/13/2011 - 144A	$2,500	$2,499
0.23%, 06/14/2011 - 144A	3,000	2,999
Capital Markets - 2.4%
State Street Corp.
0.25%, 05/03/2011	2,700	2,700
0.26%, 05/25/2011	2,000	2,000
Commercial Banks - 32.6%
Bank of Nova Scotia
0.19%, 07/08/2011	2,000	1,999
0.23%, 06/28/2011	6,500	6,498
Barclays U.S. Funding Corp.
0.10%, 05/04/2011	4,500	4,500
0.25%, 06/29/2011	5,000	4,998
Canadian Imperial Holdings, Inc.
0.08%, 05/03/2011	7,000	7,000
Credit Suisse
0.18%, 06/15/2011	4,800	4,799
Lloyds TSB Bank PLC
0.20%, 06/03/2011	4,600	4,599
0.27%, 07/01/2011	2,700	2,699
Skandinaviska Enskilda Banken AB
0.25%, 06/06/2011 - 144A	3,000	2,999
0.26%, 06/14/2011 - 144A	5,000	4,998
Svenska Handelsbanken AB
0.24%, 07/06/2011	3,250	3,250
Swedbank AB
0.28%, 06/01/2011 - 07/07/2011	8,800	8,797
Toronto-Dominion Holdings USA, Inc.
0.23%, 06/13/2011 - 144A	7,250	7,248
Consumer Finance - 5.9%
PACCAR Financial Corp.
0.14%, 05/17/2011	1,900	1,900
0.15%, 05/05/2011	3,200	3,200
Toyota Motor Credit Corp.
0.24%, 07/25/2011	1,500	1,499
0.28%, 06/15/2011 - 06/20/2011	5,000	4,998
Diversified Financial Services - 22.9%
American Honda Finance Corp.
0.18%, 06/21/2011	5,000	4,998
0.24%, 06/16/2011	1,400	1,400
Barton Capital LLC
0.14%, 05/10/2011 - 144A	1,800	1,800
BNP Paribas Finance, Inc.
0.23%, 07/19/2011	1,500	1,499
0.27%, 07/05/2011	4,600	4,598
Citigroup Funding, Inc.
0.22%, 07/19/2011	1,400	1,399
Rabobank USA Financial Corp.
0.24%, 06/17/2011	1,500	1,500
0.25%, 06/06/2011	400	400
0.27%, 05/09/2011 - 07/05/2011	8,000	7,998
Regency Markets No. 1 LLC
0.17%, 05/13/2011 - 144A	3,000	3,000
Societe Generale North America, Inc.
0.23%, 05/02/2011	4,000	4,000
0.30%, 06/01/2011	5,100	5,098
Solitaire Funding LLC
0.23%, 06/20/2011 - 144A	2,200	2,199
0.25%, 07/18/2011 - 07/27/2011 -144A	3,550	3,548
UBS Finance Delaware LLC
0.27%, 05/24/2011	1,700	1,700

Total Commercial Paper (cost $131,316)		131,316

ASSET-BACKED COMMERCIAL PAPER - 20.3%
Diversified Financial Services - 20.3%
CAFCO LLC
0.28%, 05/17/2011 - 144A	5,700	5,699
Cancara Asset Securitisation LLC
0.20%, 05/06/2011 - 144A	1,000	1,000
0.27%, 07/06/2011 - 144A	2,000	1,999
Chariot Funding LLC
0.24%, 06/20/2011 - 144A	9,200	9,197
Grampian Funding LLC
0.26%, 07/19/2011 - 144A	3,500	3,498
0.27%, 07/14/2011 - 144A	1,500	1,499
Nieuw Amsterdam Receivables Corp.
0.24%, 07/13/2011 - 144A	500	500
Old Line Funding LLC
0.25%, 06/07/2011 - 144A	3,500	3,499
Sheffield Receivables Corp.
0.23%, 05/11/2011 - 144A	1,000	1,000
0.24%, 05/06/2011 - 144A	2,000	2,000
0.26%, 06/08/2011 - 144A	300	300
Straight-A Funding LLC
0.25%, 05/19/2011 - 06/01/2011 -144A	9,900	9,898
Total Asset-Backed Commercial Paper (cost $40,089)

		40,089

REPURCHASE AGREEMENTS - 13.3%
Goldman Sachs Mortgage Co. 0.05% ▲, dated 04/29/2011, to be repurchased at $26,000 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 5.00%, due 08/20/2040, with a value of $26,520.	26,000	26,000
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $123 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 11/25/2040, with a value of $128.	123	123

Total Repurchase Agreements (cost $26,123)		26,123

Total Investment Securities (cost $197,528) #		197,528
Other Assets and Liabilities – Net		(456)

Net Assets		197,072

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica AEGON Money Market
(formerly, Transamerica Money Market)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTES TO SCHEDULE OF INVESTMENTS:
▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $197,528.
DEFINITION:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/29/2011, these securities aggregated $71,379, or 36.22%, of the fund’s net assets.
VALUATION SUMMARY: '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011
Asset-Backed Commercial Paper	$—	$40,089	$—	$40,089
Commercial Papers	—	131,316	—	131,316
Repurchase Agreement	—	26,123	—	26,123

Total	$—	$197,528	$—	$197,528

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica AEGON Short-Term Bond
(formerly, Transamerica Short-Term Bond)
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.4%
Fannie Mae
5.00%, 06/25/2034	$1,496	$1,498
Freddie Mac
2.73%, 06/01/2035 *	4,533	4,730
3.52%, 08/01/2037 *	927	975
5.41%, 02/01/2038 *	3,331	3,555
Total U.S. Government Agency Obligations (cost $10,371)		10,758

MORTGAGE-BACKED SECURITIES - 22.2%
American General Mortgage Loan Trust
Series 2009-1, Class A5
5.75%, 09/25/2048 - 144A *	13,311	13,529
Series 2009-1, Class A6
5.75%, 09/25/2048 - 144A *	20,611	20,943
American Tower Trust
Series 2007-1A, Class AFX
5.42%, 04/15/2037 - 144A	22,047	23,793
Series 2007-1A, Class B
5.54%, 04/15/2037 - 144A	4,750	5,093
Series 2007-1A, Class C
5.62%, 04/15/2037 - 144A	14,550	15,486
Series 2007-1A, Class D
5.96%, 04/15/2037 - 144A	8,545	9,079
Banc of America Funding Corp.
Series 2010-R4, Class 1A1
5.50%, 07/26/2036 - 144A	8,413	8,632
Series 2010-R6, Class 4A1
3.08%, 07/26/2035 - 144A *	6,965	6,933
Series 2011-R1, Class A1
4.00%, 08/26/2036 - 144A *	3,970	3,991
BCAP LLC Trust
Series 2006-RR1, Class PD
5.00%, 11/25/2036	8,540	8,531
Series 2009-RR3, Class 1A2
6.00%, 11/26/2036 - 144A *	2,766	2,859
Series 2009-RR3, Class 2A1
5.53%, 05/26/2037 - 144A *	8,524	8,769
Series 2009-RR6, Class 2A1
5.28%, 08/26/2035 - 144A *	11,381	10,836
Series 2009-RR10, Class 2A1
3.07%, 08/26/2035 - 144A *	4,319	4,324
Series 2009-RR13, Class 2A3
5.55%, 02/26/2036 - 144A *	6,400	6,432
Series 2009-RR13, Class 7A1
5.25%, 10/26/2036 - 144A *	1,924	1,947
Series 2009-RR13, Class 13A3
5.25%, 03/26/2037 - 144A *	8,791	9,005
Series 2009-RR13, Class 14A1
5.25%, 03/26/2037 - 144A *	3,424	3,483
Series 2009-RR14, Class 1A1
6.04%, 05/26/2037 - 144A *	9,407	9,658
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 - 144A *	10,314	10,675
Series 2010-RR6, Class 1A5
5.00%, 08/26/2022 - 144A *	14,047	14,256
Series 2010-RR6, Class 15A5
5.50%, 12/26/2036 - 144A *	8,506	8,655
Series 2010-RR6, Class 16A5
5.50%, 04/26/2036 - 144A *	3,497	3,559
Series 2010-RR6, Class 20A1
4.50%, 11/26/2035 - 144A *	4,094	4,167
Series 2011-RR1, Class 5A1
3.00%, 09/28/2036 - 144A *	9,785	9,775
Capmark Military Housing Trust
Series 2008-AMCW, Class A2
5.91%, 03/10/2015 - 144A	4,900	5,290
Citigroup Mortgage Loan Trust, Inc.
Series 2010-8, Class 6A62
3.50%, 12/25/2036 - 144A	12,574	12,678
Countrywide Home Loan Mortgage Pass-
Through Trust
Series 2002-35, Class 1A3
5.00%, 02/25/2018	11,709	11,733
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 36A1
5.42%, 06/27/2036 - 144A *	9,525	9,845
Series 2009-16R, Class 11A1
7.00%, 08/26/2036 - 144A	7,721	7,939
Series 2010-1R, Class 28A1
5.00%, 02/27/2047 - 144A	20,661	21,084
Series 2010-1R, Class 40A1
5.00%, 04/27/2036 - 144A	3,827	3,888
Series 2010-12R, Class 10A1
4.50%, 11/26/2036 - 144A *	9,747	9,949
Series 2010-15R, Class 2A1
3.50%, 05/26/2036 - 144A *	13,004	12,987
Series 2010-15R, Class 4A1
3.50%, 04/26/2035 - 144A *	17,446	17,446
Series 2010-15R, Class 6A1
3.50%, 10/26/2046 - 144A *	11,907	11,856
Series 2010-18R, Class 1A11
3.75%, 08/26/2035 - 144A *	14,677	14,798
Series 2010-18R, Class 3A1
4.00%, 03/26/2037 - 144A	15,335	15,571
Global Tower Partners Acquisition Partners LLC
Series 2007-1A, Class AFL
0.42%, 05/15/2037 - 144A *	28,750	28,254
Series 2007-1A, Class B
5.52%, 05/15/2037 - 144A	13,005	13,378
Series 2007-1A, Class C
5.64%, 05/15/2037 - 144A	8,070	8,299
Series 2007-1A, Class E
6.22%, 05/15/2037 - 144A	7,870	8,060
GMAC Mortgage Corp., Loan Trust
Series 2010-1, Class A
4.25%, 07/25/2040 - 144A	3,315	3,341
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A3
1.54%, 03/06/2020 - 144A *	10,000	9,839
Series 2007-EOP, Class E
2.67%, 03/06/2020 - 144A *	10,000	9,854
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.10%, 12/26/2037 - 144A *	5,331	5,358

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica AEGON Short-Term Bond
(formerly, Transamerica Short-Term Bond)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Jefferies & Co., Inc. (continued)
Series 2009-R2, Class 3A
5.66%, 01/26/2047 - 144A *	$3,575	$3,608
Series 2009-R7, Class 1A1
5.50%, 02/26/2036 - 144A *	2,442	2,500
Series 2009-R7, Class 4A1
3.05%, 09/26/2034 - 144A *	3,635	3,627
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 - 144A	2,228	2,214
Series 2009-R7, Class 11A1
3.56%, 03/26/2037 - 144A *	4,462	4,440
Series 2009-R7, Class 12A1
5.21%, 08/26/2036 - 144A *	2,800	2,826
Series 2009-R7, Class 16A1
5.54%, 12/26/2036 - 144A *	733	739
Series 2009-R9, Class 1A1
5.62%, 08/26/2046 - 144A *	11,831	11,902
Series 2010-R2, Class 1A1
6.00%, 05/26/2036 - 144A	12,581	13,067
Series 2010-R3, Class 1A1
2.84%, 03/21/2036 - 144A *	9,474	9,423
Series 2010-R6, Class 1A1
4.00%, 09/26/2037 - 144A	11,105	11,225
Series 2010-R8, Class 2A1
5.00%, 10/26/2036 - 144A	7,104	7,193
JP Morgan Re-REMIC
Series 2009-5, Class 6A1
5.90%, 04/26/2037 - 144A *	2,807	2,822
Series 2009-7, Class 8A1
5.60%, 01/27/2047 - 144A *	5,063	5,166
Series 2010-4, Class 7A1
4.29%, 08/26/2035 - 144A *	14,861	14,822
Series 2010-5, Class 2A2
4.50%, 07/26/2035 - 144A *	13,225	13,234
Series 2009-11, Class 1A1
5.68%, 02/26/2037 - 144A *	9,902	10,041
Mortgage Equity Conversion Asset Trust
Series 2010-1A, Class A
4.00%, 07/25/2060 - 144A	15,371	15,375
RBSSP Resecuritization Trust
Series 2009-1, Class 10A1
6.50%, 07/26/2037 - 144A	13,840	14,482
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *	2,203	2,252
Wells Fargo Mortgage Loan Trust
Series 2010-RR1, Class 2A1
0.36%, 08/27/2047 - 144A *	3,801	3,758
Series 2010-RR2, Class 1A1
5.19%, 09/27/2035 - 144A *	10,615	10,616
Series 2010-RR4, Class 1A1
5.55%, 12/27/2046 - 144A *	11,669	11,935

Total Mortgage-Backed Securities (cost $632,786)		643,124

ASSET-BACKED SECURITIES - 10.1%
AH Mortgage Advance Trust
Series 2010-ADV2, Class A1
4.21%, 05/10/2041 - 144A	29,000	29,073
America West Airlines Pass-Through Trust
Series 1999-1, Class 991G
7.93%, 01/02/2019	3,819	3,943
Series 2000-1, Class G
8.06%, 07/02/2020	13,519	14,060
American Airlines Pass-Through Trust
Series 2001-2, Class A2
7.86%, 10/01/2011 ^	25,281	25,850
Continental Airlines Pass-Through Trust
Series 1997-1, Class A
7.46%, 04/01/2015 ^	22,533	22,533
Series 2001-1, Class A2
6.50%, 06/15/2011	3,230	3,246
Delta Air Lines, Inc., Pass-Through Trust
Series 2001-1, Class A-2
7.11%, 03/18/2013	7,590	7,723
Dominos Pizza Master Issuer LLC
Series 2007-1, Class A2
5.26%, 04/25/2037 - 144A	28,145	28,567
DT Auto Owner Trust
Series 2009-1, Class C
10.75%, 10/15/2015 - 144A	7,287	7,705
Gazprom OAO Via GAZ Capital SA
8.13%, 07/31/2014 - 144A ^	25,395	29,125
Northwest Airlines Pass-Through Trust
Series 2002-1, Class G1
1.06%, 05/20/2014 * ^	1,039	982
Oil and Gas Royalty Trust
Series 2005-1A, Class C
5.94%, 04/28/2013 - 144A	8,641	8,953
TAL Advantage LLC
Series 2011-1A, Class A
4.60%, 01/20/2026 - 144A	21,041	21,521
Tax Liens Securitization Trust
Series 2010-1A, Class 2A2
2.00%, 04/15/2018 - 144A	22,176	22,178
Trafigura Securitisation Finance PLC
Series 2007-1, Class A
0.47%, 12/15/2012 *	22,800	22,344
Series 2007-1, Class B
1.57%, 12/15/2012 *	3,900	3,748
UAL Pass-Through Trust
Series 2009-1
10.40%, 11/01/2016	25,213	28,869
Vitol Master Trust
Series 2004-1, Class 1
0.61%, 07/15/2012 *	13,000	12,984

Total Asset-Backed Securities (cost $288,749)		293,404

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.1%
Rhode Island Economic Development Corp.
6.00%, 11/01/2015 §	16,950	16,644
State of California
5.25%, 04/01/2014	14,630	15,536

Total Municipal Government Obligations (cost $32,274)		32,180

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica AEGON Short-Term Bond
(formerly, Transamerica Short-Term Bond)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES - 64.0%
Airlines - 0.5%
Southwest Airlines Co.
10.50%, 12/15/2011 - 144A	$12,730	$13,395
Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc.
9.75%, 11/17/2015 ^ BRL	21,570	14,122
Capital Markets - 2.4%
Macquarie Group, Ltd.
7.30%, 08/01/2014 - 144A ^	$25,590	28,748
Morgan Stanley
0.76%, 10/15/2015 *	19,060	18,367
3.80%, 04/29/2016	8,850	8,881
Raymond James Financial, Inc.
4.25%, 04/15/2016	12,000	12,315
Chemicals - 0.9%
Dow Chemical Co.
6.85%, 08/15/2013	5,400	5,959
Methanex Corp.
8.75%, 08/15/2012	17,716	19,023
Commercial Banks - 10.4%
Banco Santander Chile
2.88%, 11/13/2012 - 144A ^	26,595	26,690
Bank of Scotland PLC
5.00%, 11/21/2011 - 144A ^	930	949
CIT Group, Inc.
5.25%, 04/01/2014 - 144A	13,500	13,826
Fifth Third Bank
0.42%, 05/17/2013 *	27,365	26,970
First Tennessee Bank NA
4.63%, 05/15/2013	27,555	28,610
ICICI Bank, Ltd.
6.63%, 10/03/2012 - 144A	24,850	26,346
M&I Marshall & Ilsley Bank
5.25%, 09/04/2012	6,860	7,153
5.30%, 09/08/2011	5,000	5,061
6.38%, 09/01/2011	12,095	12,262
Manufacturers & Traders Trust Co.
1.80%, 04/01/2013 *	7,335	7,336
Regions Financial Corp.
0.48%, 06/26/2012 *	7,750	7,500
4.88%, 04/26/2013	6,456	6,573
7.75%, 11/10/2014 ^	13,000	14,203
Royal Bank of Scotland PLC
2.73%, 08/23/2013 *	26,415	27,241
3.25%, 01/11/2014 ^	5,000	5,109
Silicon Valley Bank
5.70%, 06/01/2012	4,315	4,536
SunTrust Banks, Inc.
5.25%, 11/05/2012	20,595	21,684
Wachovia Corp.
0.61%, 10/28/2015 *	22,400	21,594
Webster Bank NA
5.88%, 01/15/2013	7,338	7,382
Westpac Securities NZ, Ltd.
2.63%, 01/28/2013 - 144A ^	17,000	17,363
Zions Bancorporation
7.75%, 09/23/2014 ^	12,900	14,321
Commercial Services & Supplies - 0.2%
Avery Dennison Corp.
4.88%, 01/15/2013	6,000	6,311
Computers & Peripherals - 0.5%
Seagate Technology International
10.00%, 05/01/2014 - 144A	12,289	14,440
Construction Materials - 1.5%
CRH America, Inc.
5.30%, 10/15/2013	4,600	4,911
Lafarge SA
5.85%, 07/09/2015 - 144A	10,000	10,558
Lafarge North America, Inc.
6.88%, 07/15/2013 ^	4,500	4,850
Vulcan Materials Co.
6.30%, 06/15/2013 ^	21,960	23,295
Consumer Finance - 1.0%
Block Financial LLC
7.88%, 01/15/2013 ^	26,495	28,812
Containers & Packaging - 1.0%
Rexam PLC
6.75%, 06/01/2013 - 144A	26,424	28,696
Diversified Financial Services - 11.3%
Bank of America Corp.
4.75%, 08/15/2013 ^	4,400	4,661
Citigroup, Inc.
5.63%, 08/27/2012	20,589	21,633
6.00%, 12/13/2013 ^	6,000	6,565
FIA Card Services NA
7.13%, 11/15/2012	22,691	24,411
FMR LLC
4.75%, 03/01/2013 - 144A	17,560	18,484
Glencore Funding LLC
6.00%, 04/15/2014 - 144A	20,025	21,592
GTP Towers Issuer LLC
4.44%, 02/15/2015 - 144A	10,000	10,345
Harley-Davidson Funding Corp.
5.25%, 12/15/2012 - 144A	26,575	27,756
International Lease Finance Corp.
6.50%, 09/01/2014 - 144A	26,320	27,899
Invesco, Ltd.
5.38%, 02/27/2013	13,285	14,145
Irish Life & Permanent Group Holdings PLC
3.60%, 01/14/2013 - 144A	24,885	21,423
JPMorgan Chase & Co.
5.75%, 01/02/2013 ^	12,000	12,890
Marina District Finance Co., Inc.
9.50%, 10/15/2015 - 144A ^	13,930	14,940
Nissan Motor Acceptance Corp.
3.25%, 01/30/2013 - 144A	2,940	3,009
Power Receivable Finance LLC
6.29%, 01/01/2012 - 144A	661	663
Prime Property Funding II, Inc.
5.60%, 06/15/2011 - 144A	736	738
QHP Royalty Sub LLC
10.25%, 03/15/2015 - 144A	11,359	11,577
Selkirk Cogen Funding Corp. — Series A
8.98%, 06/26/2012	21,608	22,291
TNK-BP Finance SA
7.50%, 03/13/2013 - 144A ^	25,795	28,216

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica AEGON Short-Term Bond
(formerly, Transamerica Short-Term Bond)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

Diversified Financial Services (continued)
WCP Wireless Site Funding LLC
4.14%, 11/15/2015 - 144A	$28,580	$29,039
Woodside Finance, Ltd.
5.00%, 11/15/2013 - 144A	4,450	4,779
Diversified Telecommunication Services - 2.5%
Qwest Corp.
3.56%, 06/15/2013 * ^	26,220	27,204
Telecom Italia Capital SA
6.18%, 06/18/2014	15,000	16,360
Telefonica Emisiones SAU
0.64%, 02/04/2013 *	24,565	24,369
2.58%, 04/26/2013 ^	5,000	5,075
Electric Utilities - 0.9%
KCP&L Greater Missouri Operations Co.
11.88%, 07/01/2012	22,100	24,606
Energy Equipment & Services - 0.2%
Gilroy Energy Center LLC
4.00%, 08/15/2011 - 144A	5,911	5,899
Food & Staples Retailing - 0.5%
SUPERVALU, Inc.
7.50%, 11/15/2014 ^	14,730	15,098
Gas Utilities - 0.2%
EQT Corp.
5.15%, 11/15/2012	6,460	6,778
Hotels, Restaurants & Leisure - 0.7%
Marriott International, Inc.
4.63%, 06/15/2012	9,850	10,213
5.63%, 02/15/2013	10,725	11,487
Industrial Conglomerates - 0.9%
Hutchison Whampoa International 03/13, Ltd.
6.50%, 02/13/2013 - 144A	22,810	24,798
Insurance - 2.8%
21st Century Insurance Group
5.90%, 12/15/2013	1,110	1,193
American International Group, Inc.
3.65%, 01/15/2014 ^	22,000	22,548
Fidelity National Financial, Inc.
5.25%, 03/15/2013 ^	13,289	13,858
Liberty Mutual Group, Inc.
5.75%, 03/15/2014 - 144A	10,200	10,820
7.25%, 09/01/2012 - 144A	6,958	7,349
Reinsurance Group of America, Inc.
6.75%, 12/15/2011	15,490	15,995
SAFECO Corp.
7.25%, 09/01/2012	8,192	8,652
Leisure Equipment & Products - 0.3%
Mattel, Inc.
5.63%, 03/15/2013 ^	8,000	8,567
Machinery - 0.9%
Case New Holland, Inc.
7.75%, 09/01/2013 ^	13,195	14,367
Kennametal, Inc.
7.20%, 06/15/2012	10,450	10,961
Metals & Mining - 1.9%
ArcelorMittal
5.38%, 06/01/2013 ^	24,010	25,677
Freeport-McMoRan Corp.
8.75%, 06/01/2011	9,183	9,231
Xstrata Canada Corp.
7.35%, 06/05/2012 ^	18,796	19,992
Multi-Utilities - 0.5%
Black Hills Corp.
6.50%, 05/15/2013 ^	9,290	9,998
9.00%, 05/15/2014	4,100	4,755
Oil, Gas & Consumable Fuels - 5.3%
El Paso Corp.
7.00%, 05/15/2011 ^	3,250	3,254
7.38%, 12/15/2012 ^	1,034	1,105
Empresa Nacional del Petroleo
6.75%, 11/15/2012 - 144A	12,938	13,863
Energy Transfer Partners, LP
6.00%, 07/01/2013 ^	21,736	23,655
Kinder Morgan Kansas, Inc.
6.50%, 09/01/2012 ^	5,316	5,635
Lukoil International Finance BV
6.38%, 11/05/2014 - 144A	26,270	28,734
Murphy Oil Corp.
6.38%, 05/01/2012	8,240	8,630
Nustar Logistics, LP
6.05%, 03/15/2013	2,787	2,984
6.88%, 07/15/2012	9,785	10,329
PF Export Receivables Master Trust — Series A
6.44%, 06/01/2015 - 144A	19,322	20,481
Ras Laffan Liquefied Natural Gas Co., Ltd. III
4.50%, 09/30/2012 - 144A	11,000	11,417
5.83%, 09/30/2016 - 144A	11,490	12,438
Tengizchevroil Finance Co., SARL
6.12%, 11/15/2014 - 144A	9,924	10,470
Paper & Forest Products - 0.3%
Celulosa Arauco y Constitucion SA
5.13%, 07/09/2013 ^	9,400	9,909
Real Estate Investment Trusts - 8.3%
AvalonBay Communities, Inc.
4.95%, 03/15/2013	3,546	3,769
Dexus Property Group
7.13%, 10/15/2014 - 144A	15,325	17,298
Digital Realty Trust, LP
4.50%, 07/15/2015	14,200	14,716
Duke Realty, LP
4.63%, 05/15/2013	5,000	5,249
5.63%, 08/15/2011	2,000	2,023
5.88%, 08/15/2012	6,053	6,374
6.25%, 05/15/2013 ^	6,386	6,917
ERP Operating, LP
5.20%, 04/01/2013 ^	11,080	11,845
HCP, Inc.
5.65%, 12/15/2013	26,605	28,933
Kilroy Realty, LP
5.00%, 11/03/2015	14,130	14,689
Kimco Realty Corp.
6.00%, 11/30/2012	3,860	4,111
Liberty Property, LP
6.38%, 08/15/2012	13,270	14,042
Pan Pacific Retail Properties, Inc.
6.13%, 01/15/2013	4,000	4,268
PPF Funding, Inc.
5.35%, 04/15/2012 - 144A	23,740	24,387

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica AEGON Short-Term Bond
(formerly, Transamerica Short-Term Bond)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

Real Estate Investment Trusts (continued)
Senior Housing Properties Trust
4.30%, 01/15/2016 ^	$12,850	$12,895
Shurgard Storage Centers LLC
5.88%, 03/15/2013	2,910	3,138
Tanger Properties, LP
6.15%, 11/15/2015	11,265	12,563
UDR, Inc.
5.13%, 01/15/2014	4,900	5,165
5.50%, 04/01/2014	5,500	5,858
United Dominion Realty Trust
5.00%, 01/15/2012	8,847	9,030
6.05%, 06/01/2013	6,080	6,479
WEA Finance LLC
5.40%, 10/01/2012 - 144A	16,010	16,894
Weingarten Realty Investors
5.65%, 01/15/2013	4,965	5,136
Westfield Capital Corp., Ltd.
5.13%, 11/15/2014 - 144A	5,170	5,619
Real Estate Management & Development - 2.3%
Brookfield Asset Management, Inc.
7.13%, 06/15/2012 ^	25,089	26,551
Post Apartment Homes, LP
5.45%, 06/01/2012 ^	9,399	9,718
6.30%, 06/01/2013	12,926	13,877
Retail Property Trust
7.18%, 09/01/2013 - 144A	16,445	17,862
Semiconductors & Semiconductor Equipment - 0.5%
Maxim Integrated Products, Inc.
3.45%, 06/14/2013	15,060	15,635
Tobacco - 0.6%
Reynolds American, Inc.
7.25%, 06/01/2012	17,000	18,058
Trading Companies & Distributors - 1.5%
GATX Corp.
4.75%, 10/01/2012	16,950	17,693
Noble Group, Ltd.
8.50%, 05/30/2013 - 144A	24,175	27,077
Wireless Telecommunication Services - 2.7%
Crown Castle Towers LLC
3.21%, 08/15/2015 - 144A ^	12,000	12,086
4.52%, 01/15/2015 - 144A	11,870	12,339
Nextel Communications, Inc. — Series D
7.38%, 08/01/2015 ^	10,000	10,075
Nextel Communications, Inc. — Series E
6.88%, 10/31/2013 ^	16,990	17,159
Richland Towers Funding LLC / Management
Funding / RTM Boston / Seattle Funding
4.61%, 03/15/2016 - 144A	12,637	12,387
SBA Tower Trust
4.25%, 04/15/2015 - 144A	12,380	13,028

Total Corporate Debt Securities (cost $1,803,078)		1,856,145

LOAN ASSIGNMENT - 0.5%
Diversified Consumer Services - 0.5%
Visant Holding Corp., Tranche B
0.00%, 12/31/2016	13,988	14,047
Total Loan Assignment (cost $14,078)

	Shares	Value

SECURITIES LENDING COLLATERAL — 2.7%
State Street Navigator Securities Lending
Trust — Prime Portfolio, 0.24% ▲	78,183,648	78,184
Total Securities Lending Collateral (cost $78,184)

	Principal	Value

REPURCHASE AGREEMENT - 1.0%
State Street Bank & Trust Co.
0.01% ▲, dated 04/29/2011, to be repurchased at $28,758 on 05/02/2011. Collateralized by U.S. Government Agency Obligations, 3.00% - 4.00%, due 12/15/2017 - 11/25/2040, with a total value of $29,337.	$28,758	28,758
Total Repurchase Agreement (cost $28,758)

Total Investment Securities (cost $2,888,278) #		2,956,600
Other Assets and Liabilities — Net		(59,388)

Net Assets		$2,897,212

FUTURES CONTRACTS: ε

				Net Unrealized
				Appreciation
Description	Type	Contracts 3	Expiration Date	(Depreciation)

5-Year U.S. Treasury Note	Short	(920)	06/30/2011	$(2,052)

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica AEGON Short-Term Bond
(formerly, Transamerica Short-Term Bond)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)
NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 04/29/2011.

^	All or a portion of this security is on loan. The value of all securities on loan is $76,597.

ε	Cash in the amount of $2,990 is segregated as collateral with the broker to cover margin requirements for open futures contracts..

§	Illiquid. This security aggregated to $16,644, or 0.57%, of the fund’s net assets.

┌	Contract amounts are not in thousands.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $2,888,278. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $74,781 and $6,459, respectively. Net unrealized appreciation for tax purposes is $68,322.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/29/2011, these securities aggregated $1,474,447, or 50.89%, of the fund’s net assets.
BRL	Brazilian Real
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
VALUATION SUMMARY: Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Asset-Backed Securities	$—	$293,404	$—	$293,404
Corporate Debt Securities	—	1,856,145	—	1,856,145
Loan Assignments	—	14,047	—	14,047
Mortgage-Backed Securities	—	643,124	—	643,124
Municipal Government Obligations	—	32,180	—	32,180
Repurchase Agreement	—	28,758	—	28,758
Securities Lending Collateral	78,184	—	—	78,184
U.S. Government Agency Obligations	—	10,758	—	10,758

Total	$78,184	$2,878,416	$—	$2,956,600

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments ₣	Prices	Inputs	Inputs	04/30/2011

Futures Contracts — Depreciation	$(2,052)	$—	$—	$(2,052)

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Morgan Stanley Capital Growth
(formerly, Transamerica Focus)
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 99.8%
Air Freight & Logistics - 2.0%
Expeditors International of Washington, Inc.	66,589	$3,614
Beverages - 1.8%
Anheuser-Busch InBev NV ADR ^	50,235	3,214
Capital Markets - 1.6%
Charles Schwab Corp. ^	155,917	2,855
Chemicals - 2.5%
Monsanto Co.	65,507	4,457
Commercial Services & Supplies - 3.6%
Edenred ‡	205,664	6,378
Communications Equipment - 3.5%
Motorola Solutions, Inc. ‡	135,202	6,203
Computers & Peripherals - 7.5%
Apple, Inc. ‡	38,035	13,245
Distributors - 2.4%
Li & Fung, Ltd.	838,000	4,295
Diversified Financial Services - 5.8%
BM&FBovespa SA	505,200	3,793
CME Group, Inc. - Class A	8,185	2,421
Leucadia National Corp.	105,162	4,065
Electrical Equipment - 0.9%
First Solar, Inc. ‡ ^	10,774	1,504
Food & Staples Retailing - 1.6%
Costco Wholesale Corp. ^	34,617	2,801
Food Products - 2.6%
Mead Johnson Nutrition Co. - Class A	69,427	4,643
Health Care Equipment & Supplies - 2.6%
Intuitive Surgical, Inc. ‡	13,128	4,591
Hotels, Restaurants & Leisure - 8.3%
Las Vegas Sands Corp. ‡ ^	108,753	5,112
Starbucks Corp.	103,951	3,762
Wynn Resorts, Ltd. ^	21,698	3,193
Yum! Brands, Inc.	47,969	2,573
Internet & Catalog Retail - 12.0%
Amazon.com, Inc. ‡	69,340	13,625
NetFlix, Inc. ‡ ^	19,824	4,612
priceline.com, Inc. ‡ ^	5,621	3,075
Internet Software & Services - 13.7%
Baidu, Inc. ADR ‡	56,042	8,323
eBay, Inc. ‡	143,861	4,949
Google, Inc. - Class A ‡	15,497	8,433
Tencent Holdings, Ltd.	94,800	2,710
Life Sciences Tools & Services - 3.0%
Illumina, Inc. ‡ ^	75,565	5,364
Media - 2.0%
Naspers, Ltd. - Class N	58,315	3,509
Metals & Mining - 2.1%
Molycorp, Inc. ‡ ^	49,655	3,640
Oil, Gas & Consumable Fuels - 3.8%
Range Resources Corp. ^	34,915	1,971
Ultra Petroleum Corp. ‡ ^	94,923	4,821
Pharmaceuticals - 3.2%
Allergan, Inc.	31,524	2,508
Valeant Pharmaceuticals International, Inc.	59,944	3,154
Professional Services - 1.5%
SGS SA	1,345	2,670
Real Estate Management & Development - 3.8%
Brookfield Asset Management, Inc. - Class A ^	197,470	6,639
Semiconductors & Semiconductor Equipment - 2.3%
ARM Holdings PLC ADR ^	104,030	3,273
NVIDIA Corp. ‡ ^	35,872	717
Software - 3.6%
Salesforce.com, Inc. ‡ ^	33,520	4,646
VMware, Inc. - Class A ‡ ^	18,101	1,727
Tobacco - 2.1%
Philip Morris International, Inc.	53,424	3,710

Total Common Stocks (cost $146,989)		176,795

SECURITIES LENDING COLLATERAL - 25.6%
State Street Navigator Securities Lending
Trust - Prime Portfolio, 0.24% ▲	45,225,469	45,225
Total Securities Lending Collateral (cost $45,225)

	Principal	Value

REPURCHASE AGREEMENT - 0.1%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $127 on 05/02/2011.
Collateralized by a U.S. Government Agency Obligation, 3.50%, due 12/01/2025, with a value of $133.	$127	127
Total Repurchase Agreement (cost $127)

Total Investment Securities (cost $192,341) #		222,147
Other Assets and Liabilities - Net		(45,215)

Net Assets		$176,932

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $44,228.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $192,341. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $30,375 and $569, respectively. Net unrealized appreciation for tax purposes is $29,806.
DEFINITION:
ADR            American Depositary Receipt

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Morgan Stanley Capital Growth
(formerly, Transamerica Focus)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
VALUATION SUMMARY: '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011
Common Stocks	$157,751	$19,044	$—	$176,795
Repurchase Agreement	—	127	—	127
Securities Lending Collateral	45,225	—	—	45,225
Total	$202,976	$19,171	$—	$222,147

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Morgan Stanley Growth Opportunities
(formerly, Transamerica Growth Opportunities)
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 96.6%
Air Freight & Logistics - 3.1%
CH Robinson Worldwide, Inc. ^	67,692	$5,428
Expeditors International of Washington, Inc. ^	140,760	7,639
Capital Markets - 0.9%
Greenhill & Co., Inc. ^	62,183	3,669
Chemicals - 4.3%
Intrepid Potash, Inc. ‡ ^	180,689	6,190
Nalco Holding Co. ^	164,083	4,793
Rockwood Holdings, Inc. ‡ ^	116,800	6,628
Commercial Services & Supplies - 6.0%
Covanta Holding Corp. ^	264,394	4,540
Edenred ‡	456,122	14,146
Stericycle, Inc. ‡ ^	67,285	6,142
Communications Equipment - 3.6%
Motorola Solutions, Inc. ‡	328,400	15,066
Computers & Peripherals - 1.6%
Teradata Corp. ‡	118,741	6,640
Construction Materials - 1.1%
Martin Marietta Materials, Inc. ^	51,434	4,690
Diversified Consumer Services - 1.4%
New Oriental Education & Technology
Group ADR ‡ ^	47,318	5,898
Diversified Financial Services - 5.2%
IntercontinentalExchange, Inc. ‡	42,440	5,108
Leucadia National Corp. ^	194,799	7,531
Moody’s Corp. ^	52,077	2,038
MSCI, Inc. - Class A ‡	205,652	7,294
Electrical Equipment - 0.8%
First Solar, Inc. ‡ ^	23,055	3,218
Food Products - 2.1%
Mead Johnson Nutrition Co. - Class A	131,700	8,808
Health Care Equipment & Supplies - 5.8%
Gen-Probe, Inc. ‡ ^	100,908	8,367
Idexx Laboratories, Inc. ‡	65,761	5,355
Intuitive Surgical, Inc. ‡ ^	29,883	10,450
Hotels, Restaurants & Leisure - 6.5%
Betfair Group PLC ‡ ^	137,777	1,996
Chipotle Mexican Grill, Inc. - Class A ‡ ^	28,342	7,561
Ctrip.com International, Ltd. ADR ‡	212,260	10,342
Wynn Resorts, Ltd. ^	50,317	7,404
Household Durables - 1.3%
Gafisa SA ADR ‡ ^	142,533	1,762
NVR, Inc. ‡ ^	4,824	3,566
Internet & Catalog Retail - 5.7%
NetFlix, Inc. ‡ ^	51,038	11,875
priceline.com, Inc. ‡ ^	21,725	11,884
Internet Software & Services - 2.8%
Akamai Technologies, Inc. ‡	107,946	3,718
Alibaba.com, Ltd.	1,833,000	3,252
Youku.com, Inc. ADR ‡ ^	81,523	4,820
IT Services - 1.5%
Gartner, Inc. ‡ ^	147,825	6,343
Life Sciences Tools & Services - 4.2%
Illumina, Inc. ‡ ^	172,703	12,259
Techne Corp. ^	68,321	5,309
Machinery - 1.8%
Schindler Holding AG	59,183	7,656
Media - 2.6%
Groupe Aeroplan, Inc.	255,612	3,504
Naspers, Ltd. - Class N	125,077	7,526
Metals & Mining - 3.4%
Lynas Corp., Ltd. ‡	1,336,625	3,062
Molycorp, Inc. ‡ ^	153,531	11,254
Multiline Retail - 1.4%
Dollar Tree, Inc. ‡ ^	98,366	5,656
Oil, Gas & Consumable Fuels - 3.8%
Range Resources Corp. ^	122,622	6,922
Ultra Petroleum Corp. ‡ ^	172,628	8,768
Personal Products - 1.2%
Natura Cosmeticos SA	180,900	5,094
Pharmaceuticals - 2.5%
Ironwood Pharmaceuticals, Inc. - Class A ‡ ^	184,854	2,703
Valeant Pharmaceuticals International, Inc. ^	146,900	7,731
Professional Services - 5.4%
IHS, Inc. - Class A ‡ ^	67,282	5,937
Intertek Group PLC	245,670	8,727
Verisk Analytics, Inc. - Class A ‡ ^	233,277	7,675
Semiconductors & Semiconductor Equipment - 2.2%
ARM Holdings PLC ADR ^	234,248	7,369
NVIDIA Corp. ‡ ^	81,479	1,630
Software - 10.2%
Autodesk, Inc. ‡	115,571	5,198
Citrix Systems, Inc. ‡ ^	46,392	3,913
FactSet Research Systems, Inc. ^	59,041	6,460
Red Hat, Inc. ‡	138,120	6,557
Rovi Corp. ‡ ^	65,602	3,186
Salesforce.com, Inc. ‡ ^	62,066	8,602
Solera Holdings, Inc.	157,132	8,641
Textiles, Apparel & Luxury Goods - 1.6%
Lululemon Athletica, Inc. ‡ ^	66,561	6,658
Trading Companies & Distributors - 1.3%
Fastenal Co. ^	82,245	5,518
Wireless Telecommunication Services - 1.3%
Millicom International Cellular SA	49,455	5,358

Total Common Stocks (cost $348,787)		403,034

SECURITIES LENDING COLLATERAL - 24.9%
State Street Navigator Securities Lending
Trust - Prime Portfolio, 0.24% ▲	103,812,850	103,813
Total Securities Lending Collateral (cost $103,813)

	Principal	Value

REPURCHASE AGREEMENT - 3.3%
State Street Bank & Trust Co. 0.01% ▲ , dated 04/29/2011, to be repurchased at $13,972 on 05/02/2011.
Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/01/2025, with a value of $14,252.	$13,972	13,972
Total Repurchase Agreement (cost $13,972)

Total Investment Securities (cost $466,572) #		520,819
Other Assets and Liabilities - Net		(103,609)

Net Assets		$417,210

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Morgan Stanley Growth Opportunities
(formerly, Transamerica Growth Opportunities)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTES TO SCHEDULE OF INVESTMENTS:
^	All or a portion of this security is on loan. The value of all securities on loan is $101,461.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $466,572. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $55,568 and $1,321, respectively. Net unrealized appreciation for tax purposes is $54,247.
DEFINITION:
ADR            American Depositary Receipt
VALUATION SUMMARY: '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011
Common Stocks	$347,194	$55,840	$—	$403,034
Repurchase Agreement	—	13,972	—	13,972
Securities Lending Collateral	103,813	—	—	103,813
Total	$451,007	$69,812	$—	$520,819

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
SCHEDULE OF INVESTMENTS
At April 30,2011
(all amounts in thousands)
(unaudited)

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 13.9%
U.S. Treasury Bond
3.63%, 02/15/2021g	$9,915	$10,185
4.38%, 11/15/2039	570	567
4.38%, 05/15/2040 g	1,020	1,014
4.75%, 02/15/2041 g	4,480	4,733
6.75%, 08/15/2026 g	9,930	13,156
U.S. Treasury Note
0.75%, 03/31/2013 g	3,525	3,537
1.13%, 06/30/2011 g	190	190
2.25%, 03/31/2016 g	22,193	22,518
2.88%, 03/31/2018	1,325	1,344

Total U.S. Government Obligations (cost $56,598)		57,244

U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.9%
Fannie Mae
4.40%, 10/09/2019 g	435	301
5.00%, 05/01/2018- 03/01/2036	87	93
5.50%, 07/01/2019- 11/01/2038	6,184	6,691
6.00%, 08/01/2036- 12/01/2037	358	393
Freddie Mac
5.00%, 04/01/2018	74	79
5.50%, 09/01/2018- 11/01/2018	79	86

Total U.S. Government Agency Obligations (cost $7,309)		7,643

MORTGAGE-BACKED SECURITIES - 6.4%
American General Mortgage Loan Trust
Series 2009-1, Class A6
5.75%, 09/25/2048 - 144A *	1,060	1,078
American Tower Trust
Series 2007-1A, Class AFX
5.42%, 04/15/2037 - 144A	910	983
Series 2007-1A, Class C
5.62%, 04/15/2037 - 144A	1,080	1,150
BCAP LLC Trust
Series 2009-RR3, Class 2A1
5.53%, 05/26/2037 - 144A *	271	279
Series 2009-RR6, Class 2A1
5.28%, 08/26/2035 - 144A *	482	459
Series 2009-RR10, Class 2A1
3.07%, 08/26/2035 - 144A *	680	681
Series 2009-RR13, Class 13A3
5.25%, 03/26/2037 - 144A *	370	379
Series 2009-RR14, Class 1A1
6.04%, 05/26/2037 - 144A *	711	730
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 - 144A *	767	794
Series 2010-RR6, Class 1A5
5.00%, 08/26/2022 - 144A *	385	391
Bear Stearns Commercial Mortgage Securities
Series 2007-PW15, Class A4
5.33%, 02/11/2044	720	769
Commercial Mortgage Pass-Through Certificates
Series 2006-C7, Class AM
5.98%, 06/10/2046 *	520	552
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class A3
5.47%, 09/15/2039	600	650
Series 2006-C5, Class AM
5.34%, 12/15/2039	360	371
Series 2007-C4, Class A3
6.00%, 09/15/2039 *	765	797
Series 2009-16R, Class 11A1
7.00%, 08/26/2036 - 144A	445	457
Series 2010-15R, Class 2A1
3.50%, 05/26/2036 - 144A *	468	468
Series 2010-18R, Class 3A1
4.00%, 03/26/2037 - 144A	555	563
Series 2010-RR1, Class 2A
5.70%, 09/15/2040 - 144A *	705	764
Extended Stay America Trust
Series 2010-ESHA, Class D
5.50%, 11/05/2027 - 144A	710	735
GE Capital Commercial Mortgage Corp.
Series 2007-C1, Class A4
5.54%, 12/10/2049	720	774
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.10%, 12/26/2037 - 144A *	449	451
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 - 144A	336	334
Series 2009-R7, Class 1A1
5.50%, 02/26/2036 - 144A *	679	695
Series 2009-R7, Class 4A1
3.05%, 09/26/2034 - 144A *	700	698
Series 2009-R7, Class 12A1
5.21%, 08/26/2036 - 144A *	404	407
Series 2009-R9, Class 1A1
5.62%, 08/26/2046 - 144A *	425	427
Series 2010-R2, Class 1A1
6.00%, 05/26/2036 - 144A	699	726
Series 2010-R3, Class 1A1
2.84%, 03/21/2036 - 144A *	455	452
Series 2010-R6, Class 1A1
4.00%, 09/26/2037 - 144A	354	358
JP Morgan Re-REMIC
Series 2009-7, Class 8A1
5.60%, 01/27/2047 - 144A *	428	437
Series 2010-4, Class 7A1
4.29%, 08/26/2035 - 144A *	565	563
Series 2010-5, Class 2A2
4.50%, 07/26/2035 - 144A *	477	478
JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2006-CB15, Class A4
5.81%, 06/12/2043 *	705	778
Merrill Lynch/Countrywide Commercial
Mortgage Trust
Series 2007-9, Class A4
5.70%, 09/12/2049	720	785
Morgan Stanley Capital I
Series 2007-HQ12, Class A2FL
0.47%, 04/12/2049 *	103	97
Series 2007-HQ12, Class A2FX
5.78%, 04/12/2049 *	197	202
Series 2007-IQ15, Class A4
6.07%, 06/11/2049 *	720	789
Wachovia Bank Commercial Mortgage Trust
Series 2007-C33, Class A4
6.10%, 02/15/2051	500	546
WaMu Mortgage Pass-Through Certificates
Series 2003-S9, Class A6
5.25%, 10/25/2033	1,634	1,643

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *	$629	$642
Series 2003-L, Class 1A2
4.50%, 11/25/2033 *	561	571
Wells Fargo Mortgage Loan Trust
Series 2010-RR1, Class 2A1
0.36%, 08/27/2047 - 144A *	275	272

Total Mortgage-Backed Securities (cost $25,406)		26,175

ASSET-BACKED SECURITIES - 3.3%
AH Mortgage Advance Trust
Series 2010-ADV2, Class A1
4.21%, 05/10/2041 - 144A	1,090	1,093
American Airlines Pass-Through Trust
Series 2011-1, Class A
5.25%, 01/31/2021	595	577
AmeriCredit Automobile Receivables Trust
Series 2011-2, Class C
3.19%, 10/12/2016	410	418
Citibank Omni Master Trust
Series 2009-A13, Class A13
5.35%, 08/15/2018 - 144A	600	656
Series 2009-A17, Class A17
4.90%, 11/15/2018 - 144A	600	648
Continental Airlines Pass-Through Trust
Series 2009-1
9.00%, 07/08/2016	484	549
Delta Air Lines, Inc., Pass-Through Trust
Series 2010-1, Class 1A
6.20%, 07/02/2018	563	582
Dominos Pizza Master Issuer LLC
Series 2007-1, Class A2
5.26%, 04/25/2037 - 144A	700	711
Gazprom OAO Via GAZ Capital SA
8.13%, 07/31/2014 - 144A	880	1,009
Northwest Airlines Pass-Through Trust
Series 2002-1, Class G2
6.26%, 11/20/2021	1,128	1,162
Santander Drive Auto Receivables Trust
Series 2010-B, Class C
3.02%, 10/17/2016 - 144A	755	770
Series 2011-1, Class C
3.07%, 05/16/2016 Ә	250	250
Series 2011-1, Class D
4.07%, 02/15/2017 Ә	565	565
Series 2011-S1A, Class B
1.48%, 07/15/2013 - 144A	839	840
SLM Student Loan Trust
Series 2004-B, Class A2
0.51%, 06/15/2021 *	477	465
Series 2008-5, Class A4
1.97%, 07/25/2023 *	640	669
TAL Advantage LLC
Series 2011-1A, Class A
4.60%, 01/20/2026 - 144A	1,116	1,142
UAL Pass-Through Trust
Series 2009-1
10.40%, 11/01/2016	1,095	1,254

Total Asset-Backed Securities (cost $13,055)		13,360

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
Rhode Island Economic Development Corp.
6.00%, 11/01/2015	610	599
State of California
7.95%, 03/01/2036	1,130	1,232

Total Municipal Government Obligations (cost $1,741)		1,831

PREFERRED CORPORATE DEBT SECURITIES - 0.4%
Commercial Banks - 0.2%
Barclays Bank PLC
8.55%, 06/15/2011 - 144A * Ž	990	993
Diversified Financial Services - 0.2%
JPMorgan Chase Capital XXV - Series Y
6.80%, 10/01/2037	710	730

Total Preferred Corporate Debt Securities (cost $1,701)		1,723

CORPORATE DEBT SECURITIES - 10.9%
Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc.
5.38%, 01/15/2020	315	346
9.75%, 11/17/2015 BRL	900	590
Capital Markets - 0.5%
Goldman Sachs Group, Inc.
3.63%, 02/07/2016	1,443	1,454
5.38%, 03/15/2020	455	473
Chemicals - 0.2%
CF Industries Holdings, Inc.
7.13%, 05/01/2020	410	469
Dow Chemical Co.
4.25%, 11/15/2020	195	191
Commercial Banks - 0.3%
CIT Group, Inc.
6.63%, 04/01/2018 - 144A	410	440
7.00%, 05/01/2017	410	413
Discover Bank
7.00%, 04/15/2020	420	474
Fifth Third Capital Trust IV
6.50%, 04/15/2037 *	80	78
Construction Materials - 0.0% ∞
Lafarge SA
7.13%, 07/15/2036	75	75
Consumer Finance - 0.2%
Ally Financial, Inc.
8.00%, 11/01/2031	410	462
Credit Acceptance Corp.
9.13%, 02/01/2017	410	446
Containers & Packaging - 0.3%
Rexam PLC
6.75%, 06/01/2013 - 144A	1,121	1,217
Diversified Financial Services - 2.9%
AngloGold Ashanti Holdings PLC
5.38%, 04/15/2020	145	149
Aviation Capital Group Corp.
7.13%, 10/15/2020 - 144A	1,070	1,102
Bank of America Corp.
5.63%, 07/01/2020	320	336
Citigroup, Inc.
4.59%, 12/15/2015	1,495	1,583
5.38%, 08/09/2020	90	94
Ford Motor Credit Co., LLC
6.63%, 08/15/2017	410	451

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

Diversified Financial Services (continued)
General Electric Capital Corp.
5.50%, 01/08/2020	$535	$575
Glencore Funding LLC
6.00%, 04/15/2014 - 144A	995	1,073
Irish Life & Permanent Group Holdings PLC
3.60%, 01/14/2013 - 144A	990	852
JPMorgan Chase Bank NA
6.00%, 10/01/2017	965	1,076
QHP Royalty Sub LLC
10.25%, 03/15/2015 - 144A	426	434
Reynolds Group Issuer, Inc.
6.88%, 02/15/2021 - 144A	410	423
7.13%, 04/15/2019 - 144A	410	427
TNK-BP Finance SA
6.25%, 02/02/2015 - 144A	490	526
Unison Ground Lease Funding LLC
6.39%, 04/15/2020 - 144A	1,260	1,309
WCP Wireless Site Funding LLC
4.14%, 11/15/2015 - 144A	1,098	1,116
Diversified Telecommunication Services - 0.5%
Level 3 Financing, Inc.
8.75%, 02/15/2017	410	424
Qwest Communications International, Inc.
7.13%, 04/01/2018	21	23
8.00%, 10/01/2015	104	114
Qwest Corp.
6.50%, 06/01/2017	17	19
8.38%, 05/01/2016	38	45
Sprint Capital Corp.
6.88%, 11/15/2028	410	393
Telefonica Emisiones SAU
4.95%, 01/15/2015	350	375
Verizon Communications, Inc.
6.40%, 02/15/2038	585	633
Electric Utilities - 0.2%
Energy Future Intermediate Holding Co., LLC
10.00%, 12/01/2020	410	441
Georgia Power Co.
3.00%, 04/15/2016	365	371
Energy Equipment & Services - 0.1%
Ensco PLC
4.70%, 03/15/2021	205	207
Food Products - 0.1%
Kraft Foods, Inc.
5.38%, 02/10/2020	260	282
6.50%, 02/09/2040	150	167
Health Care Equipment & Supplies - 0.0% ∞
CareFusion Corp.
6.38%, 08/01/2019	130	147
Health Care Providers & Services - 0.3%
HCA, Inc.
7.25%, 09/15/2020	410	441
Tenet Healthcare Corp.
8.88%, 07/01/2019	410	463
Hotels, Restaurants & Leisure - 0.1%
Caesars Entertainment Operating Co., Inc.
11.25%, 06/01/2017	410	467
Household Durables - 0.1%
Standard Pacific Corp.
8.38%, 01/15/2021 - 144A	410	422
Insurance - 0.5%
Chubb Corp.
6.38%, 03/29/2067 *	1,055	1,129
Lincoln National Corp.
7.00%, 06/15/2040	115	135
Prudential Financial, Inc.
4.75%, 09/17/2015	560	602
Teachers Insurance & Annuity Association of America
6.85%, 12/16/2039 - 144A	185	214
Media - 0.9%
CBS Corp.
8.88%, 05/15/2019	220	280
CCH II LLC
13.50%, 11/30/2016	410	495
Clear Channel Worldwide Holdings, Inc.
Series B
9.25%, 12/15/2017	410	456
COX Communications, Inc.
8.38%, 03/01/2039 - 144A	255	337
NBCUniversal Media LLC
4.38%, 04/01/2021 - 144A	450	439
5.15%, 04/30/2020 - 144A	545	570
News America, Inc.
4.50%, 02/15/2021 - 144A	405	403
6.15%, 02/15/2041 - 144A	330	336
Time Warner Cable, Inc.
5.88%, 11/15/2040	255	249
Time Warner, Inc.
6.10%, 07/15/2040	100	102
Metals & Mining - 0.6%
Allegheny Technologies, Inc.
5.95%, 01/15/2021	1,160	1,244
ArcelorMittal
5.50%, 03/01/2021	1,280	1,298
Cliffs Natural Resources, Inc.
4.88%, 04/01/2021	305	309
Multi-Utilities - 0.4%
Black Hills Corp.
5.88%, 07/15/2020	620	643
9.00%, 05/15/2014	790	917
Oil, Gas & Consumable Fuels - 0.7%
Anadarko Petroleum Corp.
5.95%, 09/15/2016	95	106
Chesapeake Energy Corp.
6.63%, 08/15/2020	410	442
Consol Energy, Inc.
8.00%, 04/01/2017	410	453
Kinder Morgan Energy Partners, LP
6.55%, 09/15/2040	50	54
Lukoil International Finance BV
6.38%, 11/05/2014 - 144A	705	771
Marathon Petroleum Corp.
6.50%, 03/01/2041 - 144A	325	342
Nexen, Inc.
7.50%, 07/30/2039	255	296

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands
(unaudited)

	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Petroleum Co., of Trinidad & Tobago, Ltd.
9.75%, 08/14/2019 - 144A	$420	$502
Weatherford International, Ltd.
6.75%, 09/15/2040	50	53
Paper & Forest Products - 0.1%
International Paper Co.
7.30%, 11/15/2039	190	217
Real Estate Investment Trusts - 0.0% ∞
Kimco Realty Corp.
6.88%, 10/01/2019	105	122
Real Estate Management & Development - 0.1%
Realogy Corp.
7.88%, 02/15/2019 - 144A	410	414
Road & Rail - 0.2%
Avis Budget Car Rental LLC
8.25%, 01/15/2019	410	435
Hertz Corp.
7.38%, 01/15/2021 - 144A	410	431
Software - 0.2%
First Data Corp.
12.63%, 01/15/2021 - 144A	820	899
Tobacco - 0.4%
Lorillard Tobacco Co.
8.13%, 06/23/2019	1,000	1,182
Philip Morris International, Inc.
4.50%, 03/26/2020	420	436
Wireless Telecommunication Services - 0.8%
Crown Castle Towers LLC
4.88%, 08/15/2020 - 144A	1,430	1,423
SBA Tower Trust
5.10%, 04/15/2017 - 144A	1,465	1,501
Vodafone Group PLC
4.15%, 06/10/2014	510	547

Total Corporate Debt Securities (cost $43,900)		44,872

	Shares	Value

COMMON STOCKS - 59.9%
Aerospace & Defense - 1.7%
Goodrich Corp.	7,700	680
Honeywell International, Inc.	31,700	1,941
Huntington Ingalls Industries, Inc. ‡	533	21
L-3 Communications Holdings, Inc.	2,100	168
United Technologies Corp.	47,300	4,238
Airlines - 0.1%
Southwest Airlines Co.	32,300	380
Auto Components - 0.3%
Johnson Controls, Inc.	35,000	1,435
Automobiles - 0.2%
General Motors Co. ‡	29,900	959
Beverages - 1.7%
Coca-Cola Co.	76,522	5,162
PepsiCo, Inc.	23,600	1,626
Biotechnology - 1.0%
Biogen Idec, Inc. ‡	18,700	1,820
Celgene Corp. ‡	32,400	1,908
Dendreon Corp. ‡	12,700	552
Capital Markets - 1.3%
Bank of New York Mellon Corp.	15,300	443
BlackRock, Inc. — Class A	2,100	411
E*Trade Financial Corp. ‡	3,700	60
Goldman Sachs Group, Inc.	14,200	2,145
Janus Capital Group, Inc.	3,600	44
Morgan Stanley	30,600	800
State Street Corp.	31,900	1,485
Chemicals - 1.5%
CF Industries Holdings, Inc.	3,600	510
Dow Chemical Co.	50,000	2,050
E.I. du Pont de Nemours & Co.	47,700	2,708
Georgia Gulf Corp. ‡	11,300	445
PPG Industries, Inc.	2,800	265
Commercial Banks - 2.3%
Fifth Third Bancorp	54,616	725
Huntington Bancshares, Inc.	48,700	331
Popular, Inc. ‡	49,200	155
SunTrust Banks, Inc.	10,500	296
U.S. Bancorp	94,300	2,435
Wells Fargo & Co.	187,300	5,452
Zions Bancorporation	3,000	73
Communications Equipment - 0.6%
Cisco Systems, Inc.	66,369	1,164
F5 Networks, Inc. ‡	1,400	142
Harris Corp.	2,100	112
Juniper Networks, Inc. ‡	10,900	418
Motorola Mobility Holdings, Inc. ‡	5,700	149
QUALCOMM, Inc.	8,700	495
Computers & Peripherals - 3.1%
Apple, Inc. ‡	25,300	8,811
EMC Corp. ‡	71,954	2,040
NetApp, Inc. ‡	16,200	842
SanDisk Corp. ‡	23,200	1,140
Construction & Engineering - 0.4%
Fluor Corp.	26,000	1,818
Consumer Finance - 0.2%
American Express Co.	17,491	858
SLM Corp. ‡	9,800	163
Containers & Packaging - 0.2%
Ball Corp.	24,500	914
Diversified Consumer Services - 0.1%
Apollo Group, Inc. — Class A ‡	5,200	208
Diversified Financial Services - 2.3%
Bank of America Corp.	281,600	3,458
Citigroup, Inc. ‡	907,991	4,167
CME Group, Inc. — Class A	2,000	592
Invesco, Ltd.	45,113	1,122
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	85,700	2,667
Frontier Communications Corp.	57,300	474
Verizon Communications, Inc.	121,500	4,590
Electric Utilities - 1.0%
FirstEnergy Corp.	19,900	795
Nextera Energy, Inc.	30,800	1,743
Northeast Utilities	31,400	1,118

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands
(unaudited)

	Shares	Value

Electric Utilities (continued)
NV Energy, Inc.	23,300	$354
PPL Corp.	10,600	291
Electrical Equipment - 0.1%
Hubbell, Inc. — Class B	1,900	133
Thomas & Betts Corp. ‡	2,400	139
Electronic Equipment & Instruments - 0.4%
Amphenol Corp. — Class A	3,400	190
Corning, Inc.	57,200	1,197
TE Connectivity, Ltd.	3,000	108
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	13,000	1,006
Schlumberger, Ltd.	37,500	3,366
Food & Staples Retailing - 1.0%
CVS Caremark Corp.	28,200	1,022
Kroger Co.	12,600	306
Wal-Mart Stores, Inc.	50,800	2,793
Food Products - 0.7%
Campbell Soup Co.	3,500	118
General Mills, Inc.	56,300	2,172
HJ Heinz Co.	6,600	338
Tyson Foods, Inc. — Class A	5,200	103
Gas Utilities - 0.3%
AGL Resources, Inc.	4,100	170
Oneok, Inc.	15,400	1,077
Health Care Equipment & Supplies - 1.1%
Baxter International, Inc.	33,400	1,901
Becton, Dickinson and Co.	10,300	885
Covidien PLC	33,900	1,888
Health Care Providers & Services - 1.5%
Aetna, Inc.	10,800	447
DaVita, Inc. ‡	12,500	1,101
Humana, Inc. ‡	15,300	1,165
McKesson Corp.	12,900	1,071
UnitedHealth Group, Inc.	43,462	2,139
Hotels, Restaurants & Leisure - 0.8%
Carnival Corp.	33,200	1,264
McDonald’s Corp.	19,200	1,503
Royal Caribbean Cruises, Ltd. ‡	7,400	295
Yum! Brands, Inc.	6,400	343
Household Durables - 0.4%
D.R. Horton, Inc.	5,300	66
Lennar Corp. — Class A	40,000	760
Newell Rubbermaid, Inc.	5,200	99
NVR, Inc. ‡	400	296
Whirlpool Corp.	2,800	241
Household Products - 2.0%
Colgate-Palmolive Co.	33,000	2,784
Kimberly-Clark Corp.	18,100	1,196
Procter & Gamble Co.	72,800	4,725
Independent Power Producers & Energy Traders - 0.2%
AES Corp. ‡	46,700	618
Constellation Energy Group, Inc.	11,200	408
Industrial Conglomerates - 2.5%
3M Co.	35,300	3,432
General Electric Co.	190,885	3,903
Textron, Inc.	15,300	399
Tyco International, Ltd.	44,500	2,169
Insurance - 2.0%
ACE, Ltd.	20,200	1,358
Aflac, Inc.	18,000	1,011
Berkshire Hathaway, Inc. — Class B ‡	15,300	1,274
Everest RE Group, Ltd.	3,600	328
MetLife, Inc.	56,600	2,649
Prudential Financial, Inc.	22,000	1,396
Internet & Catalog Retail - 0.6%
Amazon.com, Inc. ‡	12,200	2,397
Internet Software & Services - 0.4%
eBay, Inc. ‡	18,200	626
Google, Inc. — Class A ‡	2,100	1,143
IT Services - 1.5%
Cognizant Technology Solutions
Corp. — Class A ‡	15,500	1,285
Genpact, Ltd. ‡	7,200	116
International Business Machines Corp.	25,600	4,366
Visa, Inc. — Class A	5,500	430
Leisure Equipment & Products - 0.1%
Mattel, Inc.	10,100	270
Machinery - 0.8%
Deere & Co.	8,200	800
Donaldson Co., Inc.	1,900	116
Joy Global, Inc.	3,400	343
Kennametal, Inc.	6,000	253
PACCAR, Inc.	37,100	1,971
Media - 1.7%
Cablevision Systems Corp. — Class A	700	25
CBS Corp. — Class B	79,326	2,001
DIRECTV — Class A ‡	5,700	277
Gannett Co., Inc.	14,700	221
Time Warner, Inc.	49,300	1,866
Walt Disney Co.	66,700	2,876
Metals & Mining - 0.7%
Alcoa, Inc.	100,402	1,707
Freeport-McMoRan Copper & Gold, Inc.	22,300	1,227
Multiline Retail - 0.8%
Kohl’s Corp.	5,700	300
Macy’s, Inc.	44,600	1,066
Nordstrom, Inc.	3,200	152
Target Corp.	33,200	1,631
Multi-Utilities - 0.5%
PG&E Corp.	23,200	1,069
Sempra Energy	14,400	793
Oil, Gas & Consumable Fuels - 6.5%
Apache Corp.	12,000	1,600
Chesapeake Energy Corp.	14,500	488
Chevron Corp.	55,400	6,063
Devon Energy Corp.	18,400	1,674
EOG Resources, Inc.	12,900	1,457
Exxon Mobil Corp.	111,431	9,807
Hess Corp.	4,900	421
Marathon Oil Corp.	18,400	994
Noble Energy, Inc.	4,800	462
Occidental Petroleum Corp.	10,800	1,234
Valero Energy Corp.	32,600	923
Williams Cos., Inc.	48,100	1,595

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands
(unaudited)

	Shares	Value

Pharmaceuticals - 3.3%
Abbott Laboratories	66,902	$3,481
Johnson & Johnson	23,000	1,512
Merck & Co., Inc.	116,200	4,176
Mylan, Inc. ‡	29,524	736
Pfizer, Inc.	160,000	3,354
Real Estate Investment Trusts - 1.0%
Alexandria Real Estate Equities, Inc.	1,500	123
AvalonBay Communities, Inc.	4,600	582
Boston Properties, Inc.	2,500	261
DCT Industrial Trust, Inc.	23,630	137
Digital Realty Trust, Inc.	9,600	579
Dupont Fabros Technology, Inc.	10,100	247
Essex Property Trust, Inc.	3,600	488
HCP, Inc.	12,700	503
Host Hotels & Resorts, Inc.	53,600	955
Vornado Realty Trust	3,000	290
Road & Rail - 1.4%
CSX Corp.	22,700	1,786
Norfolk Southern Corp.	29,600	2,211
Union Pacific Corp.	17,600	1,821
Semiconductors & Semiconductor Equipment - 1.6%
Applied Materials, Inc.	95,978	1,506
Broadcom Corp. — Class A	37,600	1,323
LAM Research Corp. ‡	14,700	710
Marvell Technology Group, Ltd. ‡	44,100	680
Novellus Systems, Inc. ‡	10,500	337
NVIDIA Corp. ‡	27,300	546
Xilinx, Inc.	38,786	1,352
Software - 2.5%
Adobe Systems, Inc. ‡	33,200	1,114
Citrix Systems, Inc. ‡	3,300	278
Microsoft Corp.	214,458	5,580
Oracle Corp.	95,300	3,436
Specialty Retail - 1.4%
Advance Auto Parts, Inc.	1,500	98
AutoZone, Inc. ‡	4,800	1,355
Bed Bath & Beyond, Inc. ‡	4,900	275
GameStop Corp. — Class A ‡	10,900	280
Lowe’s Cos., Inc.	71,800	1,886
Ross Stores, Inc.	4,500	332
Staples, Inc.	24,800	524
TJX Cos., Inc.	18,000	965
Textiles, Apparel & Luxury Goods - 0.2%
Coach, Inc.	4,500	269
V.F. Corp.	3,900	392
Thrifts & Mortgage Finance - 0.0% ∞
People’s United Financial, Inc.	7,200	99
Tobacco - 0.4%
Altria Group, Inc.	4,500	121
Philip Morris International, Inc.	19,533	1,356
Water Utilities - 0.1%
American Water Works Co., Inc.	7,500	220
Wireless Telecommunication Services - 0.4%
MetroPCS Communications, Inc. ‡	5,000	84
Sprint Nextel Corp. ‡	298,800	1,548

Total Common Stocks (cost $226,154)		245,673

	Principal	Value
REPURCHASE AGREEMENT - 2.4%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $9,755 on 05/02/2011. Collateralized by U.S. Government Agency Obligations, 3.50% - 4.00%, due 05/01/2025 - 12/01/2025, with a total value of $9,953.	$9,755	9,755
Total Repurchase Agreement (cost $9,755)

Total Investment Securities (cost $385,619) #		408,276
Other Assets and Liabilities — Net		2,156

Net Assets		$410,420

FUTURES CONTRACTS:

				Net Unrealized
				Appreciation
Description	Type	Contracts Ã	Expiration Date	(Depreciation)

10-Year U.S. Treasury Note	Short	(57)	06/21/2011	$(18)
2-Year U.S. Treasury Note	Short	(43)	06/30/2011	(21)
30-Year U.S. Treasury Bond	Short	(26)	06/21/2011	(15)
5-Year U.S. Treasury Note	Long	23	06/30/2011	(1)
5-Year U.S. Treasury Note	Short	(16)	06/30/2011
S&P 500 E-Mini Index	Long	42	06/17/2011	39
Ultra Long U.S. Treasury Bond	Short	(9)	06/21/2011	(12)

				$(28)

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Multi-Managed Balanced
(formerly, Transamerica Balanced)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)
NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

∞	Percentage rounds to less than 0.1%.

*	Floating or variable rate note. Rate is listed as of 04/29/2011.

Ә	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a total market value of $815, or 0.20%, of the fund’s net assets.

▲	Rate shown reflects the yield at 04/29/2011.

┌	Contract amounts are not in thousands.

Y	A portion of these securities in the amount of $570 have been segregated as collateral with the broker to cover margin requirements for open futures contracts

Ž	The security has a perpetual maturity. The date shown is the next call date.

#	Aggregate cost for federal income tax purposes is $385,619. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $24,776 and $2,119, respectively. Net unrealized appreciation for tax purposes is $22,657.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/29/2011, these securities aggregated $41,994, or 10.23%, of the fund’s net assets.
BRL	Brazilian Real
OAO	Otkrytoe Aktsionernoe Obschestvo (Russian: Open Joint Stock Corporation)
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
VALUATION SUMMARY: Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Asset-Backed Securities	$—	$13,360	$—	$13,360
Common Stocks	239,855	5,818	—	245,673
Corporate Debt Securities	—	44,872	—	44,872
Mortgage-Backed Securities	—	26,175	—	26,175
Municipal Government Obligations	—	1,831	—	1,831
Preferred Corporate Debt Securities	—	1,723	—	1,723
Repurchase Agreement	—	9,755	—	9,755
U.S. Government Agency Obligations	—	7,643	—	7,643
U.S. Government Obligations	—	57,244	—	57,244
Total	$239,855	$168,421	$—	$408,276

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Total at
Other Financial Instruments₣	Prices	Inputs	Inputs	04/30/2011

Futures Contracts — Appreciation	$39	$—	$—	$39
Futures Contracts — Depreciation	(67)	—	—	(67)
Total	$(28)	$—	$—	$(28)

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Systematic Small/Mid Cap Value
(formerly, Transamerica Small/Mid Cap Value)
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 97.2%
Aerospace & Defense - 1.4%
Curtiss-Wright Corp. ^	36,500	$1,214
Ducommun, Inc. ^	63,500	1,445
Raytheon Co.	65,700	3,190
Triumph Group, Inc. ^	52,800	4,546
Air Freight & Logistics - 1.6%
Air Transport Services Group, Inc. ‡ ^	173,700	1,421
Atlas Air Worldwide Holdings, Inc. ‡	151,800	10,460
Auto Components - 1.5%
Lear Corp.	223,400	11,425
Automobiles - 0.5%
Harley-Davidson, Inc. ^	111,350	4,149
Beverages - 0.7%
Constellation Brands, Inc. — Class A ‡	223,900	5,013
Building Products - 0.6%
Gibraltar Industries, Inc. ‡ ^	194,919	2,277
Owens Corning, Inc. ‡	60,000	2,270
Capital Markets - 2.0%
LPL Investment Holdings, Inc. ‡	55,000	2,017
Piper Jaffray Cos. ‡ ^	55,000	1,972
Raymond James Financial, Inc. ^	202,500	7,594
Stifel Financial Corp. ‡ ^	43,500	1,987
Waddell & Reed Financial, Inc. — Class A ^	36,000	1,476
Chemicals - 2.6%
A Schulman, Inc. ^	90,300	2,286
Agrium, Inc.	40,800	3,690
Eastman Chemical Co.	23,900	2,563
Ferro Corp. ‡	91,800	1,377
Huntsman Corp. ^	255,158	5,320
Omnova Solutions, Inc. ‡ ^	230,894	1,963
PolyOne Corp. ^	159,500	2,310
Commercial Banks - 7.8%
Berkshire Hills Bancorp, Inc. ^	92,931	2,072
City National Corp. ^	25,000	1,428
Dime Community Bancshares, Inc. ^	90,000	1,391
Fifth Third Bancorp	730,700	9,696
First Citizens BancShares, Inc. — Class A	19,813	3,963
First Community Bancshares, Inc. ^	98,158	1,459
First Niagara Financial Group, Inc.	710,200	10,226
Flushing Financial Corp.	110,700	1,630
Huntington Bancshares, Inc. ^	888,937	6,036
KeyCorp	1,089,200	9,443
Lakeland Bancorp, Inc. ^	45,332	485
Sandy Spring Bancorp, Inc. ^	112,200	2,005
Texas Capital Bancshares, Inc. ‡ ^	52,600	1,357
Umpqua Holdings Corp. ^	206,000	2,392
United Financial Bancorp, Inc. ^	80,685	1,318
Washington Trust Bancorp, Inc. ^	47,921	1,123
Webster Financial Corp. ^	198,500	4,272
Commercial Services & Supplies - 0.8%
HNI Corp. ^	61,000	1,679
Steelcase, Inc. — Class A ^	147,400	1,702
United Stationers, Inc. ^	39,300	2,832
Communications Equipment - 0.9%
Alcatel-Lucent ADR ‡ ^	648,707	4,243
Harmonic Lightwaves, Inc. ‡ ^	240,700	1,993
KVH Industries, Inc. ‡ ^	73,891	968
Computers & Peripherals - 0.2%
QLogic Corp. ‡	102,000	1,834
Construction & Engineering - 1.5%
Chicago Bridge & Iron Co. NV	35,500	1,439
EMCOR Group, Inc. ‡	43,700	1,353
KBR, Inc.	222,687	8,545
Consumer Finance - 2.1%
Discover Financial Services	445,300	11,061
SLM Corp. ‡	281,600	4,672
Containers & Packaging - 0.4%
Packaging Corp. of America ^	49,900	1,424
Temple-Inland, Inc. ^	60,893	1,432
Diversified Consumer Services - 0.5%
Weight Watchers International, Inc.	52,400	4,074
Diversified Financial Services - 1.6%
Duff & Phelps Corp. — Class A ^	107,800	1,659
Invesco, Ltd.	408,000	10,147
Diversified Telecommunication Services - 0.5%
CenturyLink, Inc.	88,208	3,597
Electric Utilities - 0.2%
MGE Energy, Inc. ^	41,600	1,748
Electrical Equipment - 1.8%
AO Smith Corp. ^	51,000	2,242
Brady Corp. — Class A ^	53,800	2,029
PowerSecure International, Inc. ‡ ^	325,361	2,555
Regal Beloit Corp. ^	40,100	3,040
Thomas & Betts Corp. ‡	31,300	1,814
Woodward, Inc. ^	59,500	2,204
Electronic Equipment & Instruments - 1.4%
Orbotech, Ltd. ‡	224,957	2,884
Park Electrochemical Corp. ^	58,286	1,863
Rofin-Sinar Technologies, Inc. ‡ ^	33,200	1,438
TTM Technologies, Inc. ‡ ^	109,994	2,103
Universal Display Corp. ‡ ^	24,000	1,319
Vishay Intertechnology, Inc. ‡ ^	73,200	1,397
Energy Equipment & Services - 3.1%
Dresser-Rand Group, Inc. ‡ ^	26,900	1,413
Oil States International, Inc. ‡	77,550	6,437
Spectra Energy Corp. ^	246,627	7,162
Superior Energy Services, Inc. ‡ ^	222,180	8,537
Food Products - 1.9%
Hain Celestial Group, Inc. ‡ ^	211,125	7,181
J&J Snack Foods Group ^	25,145	1,278
Smithfield Foods, Inc. ‡ ^	256,110	6,034
Gas Utilities - 1.1%
Energen Corp.	83,400	5,422
Questar Corp. ^	172,269	3,027
Health Care Equipment & Supplies - 1.2%
Align Technology, Inc. ‡	58,600	1,415
Zimmer Holdings, Inc. ‡ ^	115,100	7,510
Health Care Providers & Services - 4.4%
AmerisourceBergen Corp. — Class A	76,925	3,126
AMN Healthcare Services, Inc. ‡ ^	218,900	1,889
Cardinal Health, Inc.	108,825	4,755
Coventry Health Care, Inc. ‡	117,700	3,798
Health Management Associates, Inc. — Class A ‡	32,200	9,387
Health Net, Inc. ‡	205,900	6,856
Healthways, Inc. ‡	198,230	3,354

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Systematic Small/Mid Cap Value
(formerly, Transamerica Small/Mid Cap Value)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

Health Care Technology - 0.3%
Omnicell, Inc. ‡ ^	169,800	$2,612
Hotels, Restaurants & Leisure - 0.9%
Cheesecake Factory, Inc. ‡ ^	36,000	1,059
Wendy’s/Arby’s Group, Inc. ^	427,029	2,058
Wyndham Worldwide Corp. ^	108,400	3,752
Household Durables - 0.6%
Harman International Industries, Inc. ^	41,000	1,990
MDC Holdings, Inc. ^	46,800	1,366
Ryland Group, Inc. ^	73,900	1,279
Industrial Conglomerates - 0.8%
Carlisle Cos., Inc.	33,000	1,635
McDermott International, Inc. ‡	176,810	4,082
Insurance - 5.1%
Alleghany Corp. ‡ ^	7,262	2,389
Aspen Insurance Holdings, Ltd. ^	60,400	1,726
Hartford Financial Services Group, Inc. ^	259,537	7,519
Lincoln National Corp. ^	241,700	7,548
Marsh & McLennan Cos., Inc.	210,400	6,371
Selective Insurance Group, Inc. ^	162,232	2,862
United Fire & Casualty Co. ^	99,721	1,974
Validus Holdings, Ltd. ^	50,000	1,627
XL Group PLC — Class A	282,211	6,892
Internet Software & Services - 0.5%
IAC/InterActiveCorp ‡	46,700	1,686
Knot, Inc. ‡	195,000	1,991
IT Services - 0.2%
VeriFone Holdings, Inc. ‡ ^	24,100	1,321
Leisure Equipment & Products - 0.2%
Arctic Cat, Inc. ‡ ^	100,000	1,679
Life Sciences Tools & Services - 0.2%
Nektar Therapeutics ‡ ^	182,733	1,897
Machinery - 6.6%
Actuant Corp. — Class A ^	50,700	1,407
Altra Holdings, Inc. ‡ ^	202,800	5,149
CIRCOR International, Inc. ^	53,500	2,431
Columbus McKinnon Corp. ‡ ^	145,000	2,900
Crane Co.	29,200	1,457
Eaton Corp.	118,300	6,333
Gardner Denver, Inc.	22,700	1,962
Harsco Corp.	62,300	2,218
Kennametal, Inc. ^	32,100	1,355
Manitowoc Co., Inc.	205,300	4,556
Mueller Industries, Inc. ^	107,800	4,217
NN, Inc. ‡	16,998	298
Oshkosh Corp. ‡ ^	72,000	2,280
Pentair, Inc. ^	163,900	6,581
Sauer-Danfoss, Inc. ‡ ^	21,600	1,275
Timken Co.	86,800	4,895
Wabash National Corp. ‡ ^	118,100	1,303
Media - 0.4%
CBS Corp. — Class B	131,800	3,324
Metals & Mining - 2.4%
Alcoa, Inc. ^	467,528	7,948
Thompson Creek Metals Co., Inc. ‡	180,000	2,219
Walter Energy, Inc.	50,575	6,990
Worthington Industries, Inc. ^	72,000	1,553
Multiline Retail - 1.2%
Macy’s, Inc.	373,150	8,922
Multi-Utilities - 3.3%
Black Hills Corp. ^	45,000	1,564
CMS Energy Corp. ^	488,214	9,666
NiSource, Inc. ^	462,600	8,997
NorthWestern Corp. ^	143,000	4,655
Office Electronics - 0.8%
Xerox Corp.	581,704	5,869
Oil, Gas & Consumable Fuels - 4.5%
Brigham Exploration Co. ‡ ^	52,200	1,750
Carrizo Oil & Gas, Inc. ‡ ^	27,500	1,096
Denbury Resources, Inc. ‡ ^	399,775	9,024
McMoRan Exploration Co. ‡ ^	76,900	1,408
SM Energy Co. ^	114,375	8,676
Tesoro Corp. ‡ ^	66,300	1,798
W&T Offshore, Inc. ^	97,575	2,616
Western Refining, Inc. ‡ ^	470,700	7,983
Paper & Forest Products - 1.3%
Domtar Corp.	22,600	2,102
MeadWestvaco Corp. ^	177,986	5,997
P.H. Glatfelter Co. ^	156,500	2,128
Personal Products - 0.3%
Nu Skin Enterprises, Inc. — Class A ^	63,300	2,031
Professional Services - 0.4%
On Assignment, Inc. ‡ ^	248,696	2,728
Real Estate Investment Trusts - 6.5%
BioMed Realty Trust, Inc. ^	118,181	2,345
Brandywine Realty Trust ^	237,000	3,010
CBL & Associates Properties, Inc. ^	382,500	7,102
DiamondRock Hospitality Co. ^	405,000	4,876
Dupont Fabros Technology, Inc. ^	130,000	3,180
Equity One, Inc. ^	127,400	2,525
Excel Trust, Inc. ^	112,519	1,339
Home Properties, Inc. ^	157,900	10,010
National Retail Properties, Inc. ^	78,615	2,071
Piedmont Office Realty Trust, Inc. — Class A ^	70,900	1,411
Realty Income Corp. ^	43,000	1,529
Vornado Realty Trust	65,900	6,371
Washington Real Estate Investment Trust ^	54,800	1,776
Weingarten Realty Investos ^	72,000	1,902
Road & Rail - 1.4%
Heartland Express, Inc. ^	82,936	1,431
Hertz Global Holdings, Inc. ‡	160,513	2,762
Ryder System, Inc.	127,800	6,837
Semiconductors & Semiconductor Equipment - 4.1%
Anadigics, Inc. ‡ ^	492,654	1,926
Applied Micro Circuits Corp. ‡ ^	231,000	2,421
Atmel Corp. ‡ ^	574,401	8,788
Brooks Automation, Inc. ‡ ^	228,700	2,797
COHU, Inc. ^	124,300	1,791
Entegris, Inc. ‡ ^	288,622	2,491
Fairchild Semiconductor International, Inc. -
Class A ‡ ^	168,775	3,539
MKS Instruments, Inc.	44,400	1,260
RF Micro Devices, Inc. ‡ ^	197,602	1,316
TriQuint Semiconductor, Inc. ‡ ^	157,594	2,170
Verigy, Ltd. ‡ ^	181,400	2,623

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Systematic Small/Mid Cap Value
(formerly, Transamerica Small/Mid Cap Value)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

Software - 2.4%
Progress Software Corp. ‡ ^	239,200	$7,092
Radiant Systems, Inc. ‡ ^	128,555	2,561
Symantec Corp. ‡	423,181	8,316
Specialty Retail - 2.1%
Ann, Inc. ‡ ^	122,901	3,836
Finish Line, Inc. — Class A ^	241,800	5,196
Foot Locker, Inc.	65,600	1,412
Pier 1 Imports, Inc. ‡ ^	257,425	3,135
Williams-Sonoma, Inc. ^	59,000	2,561
Textiles, Apparel & Luxury Goods - 4.3%
Columbia Sportswear Co.	29,000	1,972
G-III Apparel Group, Ltd. ‡ ^	55,600	2,494
K-Swiss, Inc. — Class A ‡ ^	169,572	2,087
Oxford Industries, Inc. ^	72,500	2,490
Phillips-Van Heusen Corp.	143,675	10,117
Signet Jewelers, Ltd. ‡	155,400	6,799
Steven Madden, Ltd. ‡ ^	62,225	3,307
Timberland Co. — Class A ‡ ^	53,700	2,427
Thrifts & Mortgage Finance - 1.6%
Brookline Bancorp, Inc. ^	176,200	1,625
Northwest Bancshares, Inc. ^	166,506	2,096
Provident Financial Services, Inc. ^	184,194	2,674
Provident New York Bancorp ^	239,700	2,248
Washington Federal, Inc. ^	215,600	3,470
Tobacco - 0.3%
Reynolds American, Inc.	67,100	2,490
Water Utilities - 1.6%
American Water Works Co., Inc.	403,723	11,861
Wireless Telecommunication Services - 0.6%
MetroPCS Communications, Inc. ‡	264,925	4,459

Total Common Stocks (cost $698,130)		739,432

SECURITIES LENDING COLLATERAL - 25.6%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.24% ▲	195,044,759	195,045
Total Securities Lending Collateral (cost $195,045)

	Principal	Value

REPURCHASE AGREEMENT - 3.3%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $24,903 on 05/02/2011. Collateralized by a U.S. Government Obligation, 0.00%, due 05/19/2011, with a value of $25,405.	$24,903	24,903
Total Repurchase Agreement (cost $24,903)

Total Investment Securities (cost $918,079) #		959,380
Other Assets and Liabilities — Net		(198,478)

Net Assets		$760,902

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $190,000.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $918,079. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $47,816 and $6,515, respectively. Net unrealized appreciation for tax purposes is $41,301.
DEFINITION:
ADR	American Depositary Receipt
VALUATION SUMMARY: '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$721,352	$18,080	$—	$739,432
Repurchase Agreement	—	24,903	—	24,903
Securities Lending Collateral	195,045	—	—	195,045
Total	$916,397	$42,983	$–	$959,380

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica TS&W International Equity
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

PREFERRED STOCK - 0.9%
Russian Federation - 0.9%
Sberbank of Russia, 3.52 ▲	450,000	$1,260
Total Preferred Stock (cost $1,121)

COMMON STOCKS - 97.5%
Australia - 2.9%
Apa Group	386,000	1,797
Computershare, Ltd.	140,400	1,490
Telstra Corp., Ltd.	240,000	766
Belgium - 1.2%
Anheuser-Busch InBev NV	26,700	1,702
Bermuda - 3.1%
Cosan, Ltd. — Class A	106,000	1,320
First Pacific Co.	2,050,200	1,927
RenaissanceRe Holdings, Ltd.	17,000	1,195
Brazil - 0.9%
Cia de Saneamento Basico do Estado de Sao Paulo ADR ‡	11,800	691
Redecard SA	44,000	636
Canada - 1.1%
Canadian Imperial Bank of Commerce	18,000	1,558
Denmark - 0.7%
Carlsberg AS — Class B	7,900	938
Finland - 1.0%
Sampo OYJ — Class A	41,578	1,399
France - 7.7%
AXA SA	62,283	1,399
Bouygues SA	36,600	1,822
Euler Hermes SA ‡	12,600	1,343
Sanofi-Aventis SA	31,500	2,491
Societe Generale	21,100	1,411
Veolia Environnement SA	23,700	792
Vivendi SA	52,300	1,641
Germany - 9.3%
Adidas AG	26,400	1,965
Allianz SE	11,000	1,732
Bayer AG	24,000	2,110
E.ON AG ADR	32,425	1,109
HeidelbergCement AG	22,900	1,751
Hochtief AG	15,400	1,458
Linde AG	4,200	756
Siemens AG	16,000	2,328
Greece - 0.8%
Opap SA	51,536	1,089
Ireland - 3.3%
Ryanair Holdings PLC ADR	59,400	1,811
Smurfit Kappa Group PLC ‡	147,200	2,021
Willis Group Holdings PLC	21,300	880
Italy - 4.9%
Fiat Industrial SpA ‡	158,349	1,489
Fiat SpA	184,349	1,560
Pirelli & C SpA	142,000	1,478
Prysmian SpA	58,501	1,380
Telecom Italia SpA — RSP	833,400	1,076
Japan - 18.2%
Air Water, Inc.	140,500	1,698
Aisin Seiki Co., Ltd.	48,500	1,711
Daito Trust Construction Co., Ltd.	12,900	1,032
DeNA Co., Ltd.	40,600	1,524
Elpida Memory, Inc. ‡	84,000	1,259
Fukuoka Financial Group, Inc.	425,000	1,766
Hitachi, Ltd.	440,000	2,388
Japan Petroleum Exploration Co.	22,000	1,079
Jupiter Telecommunications Co., Ltd.	1,861	2,000
Kintetsu World Express, Inc.	55,000	1,858
Komatsu, Ltd.	32,300	1,139
Mitsubishi Corp.	96,800	2,627
Nintendo Co., Ltd.	5,000	1,183
Nippon Telegraph & Telephone Corp.	55,400	2,581
USS Co., Ltd.	25,300	1,944
Jersey, Channel Islands - 2.2%
WPP PLC	235,100	3,079
Korea, Republic of - 1.8%
Kangwon Land, Inc.	50,300	1,143
SK Telecom Co., Ltd.	9,500	1,440
Mexico - 0.8%
Grupo Mexico SAB de CV — Series B	325,000	1,125
Netherlands - 4.1%
Binckbank NV	110,546	1,998
European Aeronautic Defence and Space Co., NV ‡	72,600	2,246
Wolters Kluwer NV	66,300	1,545
Singapore - 3.7%
Flextronics International, Ltd. ‡	199,000	1,387
Fraser and Neave, Ltd.	449,000	2,300
Sia Engineering Co., Ltd.	467,000	1,591
Spain - 0.7%
Viscofan SA	23,600	1,041
Sweden - 3.0%
Investor AB — Class B	99,700	2,483
Kinnevik Investment AB — Class B	69,900	1,805
Switzerland - 8.0%
GAM Holding, Ltd. ‡	94,500	1,863
Nestle SA	47,300	2,936
Noble Corp.	35,000	1,505
Novartis AG	55,300	3,283
Zurich Financial Services AG ‡	6,200	1,742
Thailand - 0.8%
Bangkok Bank PCL	208,000	1,185
United Kingdom - 17.0%
Afren PLC ‡	495,100	1,326
Barclays PLC	324,700	1,544
BHP Billiton PLC ADR	16,300	1,372
BP PLC ADR	56,000	2,584
Carnival PLC	12,700	511
Diageo PLC ADR	14,325	1,166
HSBC Holdings PLC	217,624	2,362
Imperial Tobacco Group PLC	45,000	1,587
Johnson Matthey PLC	42,500	1,424
Royal Dutch Shell PLC — Class A	93,400	3,637
Tesco PLC	199,000	1,342
Unilever PLC	62,600	2,034
Vodafone Group PLC	1,120,700	3,240
United States - 0.3%
Philip Morris International, Inc.	6,000	417

Total Common Stocks (cost $120,514)		138,343

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $591 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 06/01/2025, with a value of $603.	$591	591
Total Repurchase Agreement (cost $591)

Total Investment Securities (cost $122,226) #		140,194
Other Assets and Liabilities — Net		1,752

Net Assets		$141,946

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica TS&W International Equity
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Percentage of
INVESTMENTS BY INDUSTRY :	Total Investments	Value

Commercial Banks	8.4%	$11,824
Insurance	6.8	9,690
Food Products	6.6	9,258
Oil, Gas & Consumable Fuels	6.1	8,626
Media	5.9	8,265
Pharmaceuticals	5.7	7,884
Wireless Telecommunication Services	3.5	4,680
Industrial Conglomerates	3.3	4,628
Diversified Telecommunication Services	3.1	4,423
Diversified Financial Services	3.1	4,288
Chemicals	2.7	3,878
Beverages	2.7	3,806
Electronic Equipment & Instruments	2.7	3,775
Construction & Engineering	2.3	3,280
Auto Components	2.3	3,189
Capital Markets	2.2	3,123
Hotels, Restaurants & Leisure	2.0	2,743
Machinery	2.0	2,628
Trading Companies & Distributors	1.9	2,627
Metals & Mining	1.8	2,497
Aerospace & Defense	1.6	2,246
IT Services	1.6	2,126
Containers & Packaging	1.5	2,021
Tobacco	1.4	2,004
Textiles, Apparel & Luxury Goods	1.4	1,965
Specialty Retail	1.4	1,944
Air Freight & Logistics	1.3	1,858
Airlines	1.3	1,811
Gas Utilities	1.3	1,797
Construction Materials	1.2	1,751
Transportation Infrastructure	1.1	1,591
Automobiles	1.1	1,560
Internet & Catalog Retail	1.1	1,524
Energy Equipment & Services	1.0	1,505
Electrical Equipment	1.0	1,380
Food & Staples Retailing	1.0	1,342
Semiconductors & Semiconductor Equipment	0.9	1,259
Software	0.8	1,183
Electric Utilities	0.8	1,109
Real Estate Management & Development	0.7	1,032
Multi-Utilities	0.6	792
Water Utilities	0.4	691

Investment Securities, at Value	99.6	139,603
Short-Term Investments	0.4	591

Total Investments	100.0%	$140,194

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 04/29/2011.

‡	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $122,226. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $19,456 and $1,488, respectively. Net unrealized appreciation for tax purposes is $17,968.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica TS&W International Equity
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
DEFINITION:
ADR	American Depositary Receipt

RSP	Refers to Risparmio shares, which are savings shares on the Italian Stock Exchange
VALUATION SUMMARY: '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$8,869	$129,474	$—	$138,343
Preferred Stocks	—	1,260	—	1,260
Repurchase Agreement	—	591	—	591
Total	$8,869	$131,325	$–	$140,194

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica WMC Diversified Equity
(formerly, Transamerica Diversified Equity)
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 94.7%
Aerospace & Defense - 2.0%
Boeing Co.	85,477	$6,819
Honeywell International, Inc.	194,846	11,931
Air Freight & Logistics - 0.4%
CH Robinson Worldwide, Inc.^	51,467	4,127
Automobiles - 0.7%
Ford Motor Co. ‡ ^	419,900	6,496
Biotechnology - 1.1%
Amgen, Inc. ‡	188,800	10,733
Communications Equipment - 4.5%
Alcatel-Lucent ADR ‡ ^	492,193	3,219
Cisco Systems, Inc.	1,625,251	28,539
Emulex Corp. ‡	456,300	4,422
Juniper Networks, Inc.‡	96,060	3,682
Riverbed Technology, Inc.‡ ^	98,063	3,446
Computers & Peripherals - 9.0%
Apple, Inc. ‡	97,773	34,046
Dell, Inc. ‡	408,845	6,341
EMC Corp. ‡	928,960	26,327
NetApp, Inc. ‡ ^	142,800	7,423
QLogic Corp. ‡	667,800	12,007
Consumer Finance - 0.7%
American Express Co.	137,800	6,763
Diversified Consumer Services - 0.9%
Apollo Group, Inc. — Class A‡	203,921	8,163
Electrical Equipment - 0.9%
Emerson Electric Co.	145,775	8,857
Energy Equipment & Services - 3.5%
Baker Hughes, Inc.	114,200	8,840
Cameron International Corp. ‡	176,500	9,305
Diamond Offshore Drilling, Inc. ^	121,343	9,206
Oceaneering International, Inc. ‡	69,100	6,041
Health Care Equipment & Supplies - 2.3%
Hologic, Inc. ‡	441,400	9,720
Intuitive Surgical, Inc.‡	16,500	5,770
Stryker Corp.	101,493	5,988
Health Care Providers & Services - 6.1%
Aetna, Inc.	190,379	7,878
AmerisourceBergen Corp. — Class A	222,003	9,022
Cardinal Health, Inc.	257,900	11,268
Express Scripts, Inc. ‡	125,100	7,098
Laboratory Corp. of America Holdings ‡ ^	76,244	7,355
UnitedHealth Group, Inc.	335,660	16,525
Hotels, Restaurants & Leisure - 1.4%
Ctrip.com International, Ltd.ADR ‡	70,000	3,410
Las Vegas Sands Corp. ‡	59,800	2,811
Starbucks Corp.	186,500	6,750
Industrial Conglomerates - 1.8%
General Electric Co.	841,595	17,211
Insurance - 0.7%
Lincoln National Corp.	225,731	7,050
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. ‡	19,152	3,763
NetFlix, Inc. ‡ ^	16,600	3,862
priceline.com, Inc. ‡ ^	7,562	4,137
Internet Software & Services - 2.7%
Baidu, Inc. ADR ‡	28,900	4,292
eBay, Inc. ‡	248,598	8,552
Google, Inc. — Class A ‡	8,303	4,518
IAC/InterActiveCorp ‡	227,552	8,217
IT Services - 5.1%
Cognizant Technology Solutions Corp. - Class A ‡	64,400	5,339
International Business Machines Corp.	254,750	43,455
Life Sciences Tools & Services - 2.1%
Bruker Corp. ‡	247,392	4,884
Waters Corp. ‡	150,800	14,778
Machinery - 7.3%
Caterpillar, Inc.	207,401	23,936
Cummins, Inc.	34,800	4,182
Dover Corp.	128,115	8,717
Illinois Tool Works, Inc.	161,000	9,404
Joy Global, Inc.	85,100	8,591
Parker Hannifin Corp.	156,766	14,786
Media - 2.9%
DIRECTV — Class A ‡	108,529	5,273
News Corp. — Class A	361,744	6,446
Omnicom Group, Inc.	243,218	11,964
Sirius XM Radio, Inc. ‡	2,234,510	4,447
Metals & Mining - 4.1%
Cliffs Natural Resources, Inc. ^	88,900	8,332
Nucor Corp.	201,529	9,464
Rio Tinto PLC ADR	83,864	6,140
Teck Resources, Ltd. — Class B	147,806	8,018
Walter Energy, Inc.	45,000	6,220
Oil, Gas & Consumable Fuels - 7.9%
Anadarko Petroleum Corp.	140,600	11,099
BP PLC ADR	185,526	8,560
Canadian Natural Resources, Ltd.	213,635	10,032
Exxon Mobil Corp.	197,832	17,410
Occidental Petroleum Corp.	114,900	13,132
Petrohawk Energy Corp. ‡	78,811	2,129
Valero Energy Corp.	458,916	12,987
Semiconductors & Semiconductor Equipment - 6.1%
Altera Corp.	596,704	29,060
Analog Devices, Inc.	229,800	9,263
Intersil Corp. — Class A	501,961	7,414
Memc Electronic Materials, Inc. ‡	282,400	3,341
Xilinx, Inc. ^	257,518	8,977
Software - 10.5%
Adobe Systems, Inc. ‡	190,200	6,381
Autodesk, Inc. ‡	186,513	8,389
BMC Software, Inc. ‡	109,000	5,475
Check Point Software Technologies, Ltd. ‡	139,522	7,664
Citrix Systems, Inc. ‡	109,728	9,254
Longtop Financial Technologies, Ltd. ADR ‡ ^	26,100	589
Microsoft Corp.	983,707	25,596
Oracle Corp.	925,340	33,359
Red Hat, Inc. ‡	66,700	3,166
Specialty Retail - 5.7%
Abercrombie & Fitch Co. — Class A	65,700	4,652

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica WMC Diversified Equity
(formerly, Transamerica Diversified Equity)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

Specialty Retail (continued)
Advance Auto Parts, Inc.	89,621	$5,867
Aeropostale, Inc. ‡	99,583	2,542
Buckle, Inc. ^	132,800	6,041
Home Depot, Inc.	234,726	8,717
Ross Stores, Inc.	112,400	8,282
Sherwin-Williams Co.	86,000	7,077
TJX Cos., Inc.	137,038	7,348
Urban Outfitters, Inc.‡ ^	111,300	3,501
Textiles, Apparel & Luxury Goods - 2.2%
Coach, Inc.	148,688	8,893
Fossil, Inc. ‡	16,400	1,571
Lululemon Athletica, Inc.‡ ^	57,500	5,752
Polo Ralph Lauren Corp. — Class A	38,151	4,989
Wireless Telecommunication Services - 0.9%
Vodafone Group PLC ADR	288,037	8,388

Total Common Stocks (cost $812,259)		903,203

SECURITIES LENDING COLLATERAL - 6.2%
State Street Navigator Securities Lending	59,012,000	59,012
Trust — Prime Portfolio, 0.24% ▲
Total Securities Lending Collateral (cost $59,012)

	Principal	Value

REPURCHASE AGREEMENT - 5.4%
State Street Bank & Trust Co. 0.01%▲, dated 04/29/2011, to be repurchased at $51,120 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 12/01/2025, with a value of $52,147.	$51,120	51,120
Total Repurchase Agreement (cost $51,120)
Total Investment Securities (cost $922,391) #		1,013,335

Other Assets and Liabilities — Net		(59,660)

Net Assets		$953,675

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $57,634.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $922,391. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $95,623 and $4,679, respectively. Net unrealized appreciation for tax purposes is $90,944.
DEFINITION:

ADR	American Depositary Receipt
VALUATION SUMMARY: '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$869,233	$33,970	$—	$903,203
Repurchase Agreement	—	51,120	—	51,120
Securities Lending Collateral	59,012	—	—	59,012

Total	$928,245	$85,090	$—	$1,013,335

Level 3 Rollforward — Investment Securities

										Net Change in
										Unrealized
										Appreciation/
										(Depreciation)
						Net Change in				on
	Beginning			Accrued	Total	Unrealized		Transfers	Ending	Investments
	Balance at			Discounts/	Realized	Appreciation	Transfers	out of Level	Balance at	Held at
Securities	10/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	/(Depreciation)	into Level 3	3	04/30/2011	04/30/2011

Common Stocks	$1	$—	$(8)	$—	$—	$7	$—	$—	$—	$—

^	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica WMC Diversified Growth
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 96.0%
Aerospace & Defense - 2.2%
Boeing Co.	132,856	$10,599
Honeywell International, Inc. ^	326,156	19,971
Air Freight & Logistics - 0.4%
CH Robinson Worldwide, Inc. ^	75,229	6,032
Automobiles - 0.9%
Ford Motor Co. ‡ ^	848,096	13,120
Beverages - 0.1%
Anheuser-Busch InBev NV ADR	22,555	1,443
Biotechnology - 1.1%
Amgen, Inc. ‡ ^	276,862	15,740
Communications Equipment - 5.2%
Alcatel-Lucent ADR ‡ ^	617,995	4,042
Cisco Systems, Inc. ^	3,252,939	57,121
Emulex Corp. ‡ ^	725,097	7,026
Juniper Networks, Inc. ‡ ^	67,589	2,591
Riverbed Technology, Inc. ‡ ^	82,165	2,887
Computers & Peripherals - 10.0%
Apple, Inc. ‡	147,325	51,303
Dell, Inc. ‡	892,687	13,846
EMC Corp. ‡ ^	1,794,680	50,861
NetApp, Inc. ‡ ^	185,671	9,651
QLogic Corp. ‡	796,111	14,314
Consumer Finance - 0.8%
American Express Co.	237,486	11,655
Diversified Consumer Services - 1.5%
Apollo Group, Inc. — Class A ‡	182,498	7,305
ITT Educational Services, Inc. ‡ ^	187,788	13,470
Electrical Equipment - 1.0%
Emerson Electric Co.	232,513	14,127
Energy Equipment & Services - 3.2%
Baker Hughes, Inc.	142,917	11,063
Cameron International Corp. ‡ ^	240,648	12,687
Diamond Offshore Drilling, Inc. ^	186,614	14,158
Oceaneering International, Inc. ‡ ^	79,795	6,976
Health Care Equipment & Supplies - 1.8%
Hologic, Inc. ‡	515,243	11,346
Intuitive Surgical, Inc. ‡ ^	22,363	7,820
Stryker Corp. ^	94,015	5,547
Health Care Providers & Services - 5.3%
AmerisourceBergen Corp. — Class A	270,093	10,977
Cardinal Health, Inc.	328,732	14,362
Express Scripts, Inc. ‡	196,672	11,159
Laboratory Corp. of America Holdings ‡ ^	120,169	11,593
UnitedHealth Group, Inc.	537,643	26,467
Hotels, Restaurants & Leisure - 1.0%
Ctrip.com International, Ltd. ADR ‡ ^	63,811	3,109
Las Vegas Sands Corp. ‡ ^	31,531	1,482
Starbucks Corp. ^	278,107	10,065
Industrial Conglomerates - 1.9%
General Electric Co.	1,299,639	26,578
Insurance - 0.6%
Lincoln National Corp. ^	266,171	8,313
Internet & Catalog Retail - 1.0%
Amazon.com, Inc. ‡ ^	26,224	5,153
priceline.com, Inc. ‡ ^	16,522	9,038
Internet Software & Services - 1.5%
eBay, Inc. ‡ ^	243,892	8,390
Google, Inc. — Class A ‡	181	98
IAC/InterActiveCorp ‡ ^	354,308	12,794
IT Services - 5.5%
Cognizant Technology Solutions Corp. - Class A ‡ ^	106,102	8,796
International Business Machines Corp.	404,442	68,990
Life Sciences Tools & Services - 1.8%
Bruker Corp. ‡ ^	195,006	3,849
Waters Corp. ‡ ^	222,350	21,791
Machinery - 7.7%
Caterpillar, Inc. ^	326,034	37,627
Cummins, Inc. ^	61,226	7,358
Dover Corp.	210,904	14,350
Illinois Tool Works, Inc. ^	235,502	13,756
Joy Global, Inc. ^	133,235	13,450
Parker Hannifin Corp.	230,809	21,770
Media - 2.9%
DIRECTV — Class A ‡	173,026	8,407
News Corp. — Class A ^	601,011	10,710
Omnicom Group, Inc. ^	433,161	21,308
Metals & Mining - 4.0%
Cliffs Natural Resources, Inc. ^	131,153	12,292
Nucor Corp. ^	262,617	12,332
Rio Tinto PLC ADR	152,260	11,147
Teck Resources, Ltd. — Class B	223,741	12,138
Walter Energy, Inc.	62,223	8,600
Oil, Gas & Consumable Fuels - 8.2%
Anadarko Petroleum Corp.	200,996	15,867
BP PLC ADR	208,471	9,619
Canadian Natural Resources, Ltd. ^	303,246	14,240
Exxon Mobil Corp.	325,278	28,625
Occidental Petroleum Corp.	181,289	20,720
Petrohawk Energy Corp. ‡ ^	167,952	4,536
Valero Energy Corp. ^	768,501	21,749
Semiconductors & Semiconductor Equipment - 7.4%
Altera Corp. ^	1,046,911	50,985
Analog Devices, Inc. ^	374,417	15,093
Intersil Corp. — Class A ^	1,111,509	16,417
Memc Electronic Materials, Inc. ‡ ^	426,223	5,042
Xilinx, Inc. ^	457,444	15,946
Software - 11.4%
Adobe Systems, Inc. ‡ ^	308,855	10,362
Autodesk, Inc. ‡	284,517	12,798
BMC Software, Inc. ‡	208,307	10,463
Check Point Software Technologies, Ltd. ‡ ^	214,721	11,795
Citrix Systems, Inc. ‡	160,190	13,510
Longtop Financial Technologies, Ltd. ADR ‡ ^	86,113	1,943
Microsoft Corp.	1,534,380	39,925
Oracle Corp.	1,488,878	53,674
Red Hat, Inc. ‡ ^	81,049	3,847
Specialty Retail - 4.5%
Advance Auto Parts, Inc. ^	126,730	8,296
Buckle, Inc. ^	90,925	4,136
Home Depot, Inc. ^	404,006	15,004
Ross Stores, Inc.	173,206	12,764
Sherwin-Williams Co.^	126,330	10,396
TJX Cos., Inc. ^	227,791	12,214

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica WMC Diversified Growth
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

Textiles, Apparel & Luxury Goods - 2.2%
Coach, Inc.	203,944	$12,197
Deckers Outdoor Corp. ‡ ^	22,412	1,902
Fossil, Inc. ‡	12,577	1,205
Lululemon Athletica, Inc. ‡ ^	77,871	7,789
Polo Ralph Lauren Corp. — Class A	60,477	7,909
Wireless Telecommunication Services - 0.9%
Vodafone Group PLC ADR	414,845	12,080

Total Common Stocks (cost $1,081,872)		1,347,998

SECURITIES LENDING COLLATERAL - 21.0%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.24%▲	294,690,570	294,691
Total Securities Lending Collateral (cost $294,691)

	Principal	Value

REPURCHASE AGREEMENT - 4.1%
State Street Bank & Trust Co. 0.01%▲ , dated 04/29/2011, to be repurchased at $58,265 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 12/01/2025, with a value of $59,435.	$58,265	$58,265
Total Repurchase Agreement (cost $58,265)

Total Investment Securities (cost $1,434,828) #		1,700,954
Other Assets and Liabilities — Net		(296,055)

Net Assets		$1,404,899

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $287,853.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $1,434,828. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $288,075 and $21,949, respectively. Net unrealized appreciation for tax purposes is $266,126.
DEFINITION:

ADR	American Depositary Receipt
VALUATION SUMMARY:'

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$1,297,873	$50,125	$—	$1,347,998
Repurchase Agreement	—	58,265	—	58,265
Securities Lending Collateral	294,691	—	—	294,691

Total	$1,592,564	$108,390	$—	$1,700,954

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica WMC Quality Value
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 97.7%
Aerospace & Defense - 2.6%
General Dynamics Corp.	174,600	$12,715
Honeywell International, Inc.	202,200	12,381
Northrop Grumman Corp.	181,700	11,558
Air Freight & Logistics - 1.4%
United Parcel Service, Inc. - Class B	266,700	19,994
Auto Components - 0.6%
Johnson Controls, Inc.	193,100	7,917
Beverages - 1.6%
PepsiCo, Inc.	319,100	21,983
Building Products - 0.5%
Masco Corp.	536,600	7,201
Capital Markets - 3.5%
Ameriprise Financial, Inc.	274,100	17,011
Goldman Sachs Group, Inc.	118,300	17,864
UBS AG ‡	725,200	14,504
Chemicals - 1.5%
Dow Chemical Co.	339,900	13,933
Praxair, Inc.	72,000	7,662
Commercial Banks - 7.2%
BB&T Corp.	558,400	15,032
M&T Bank Corp.	116,000	10,251
PNC Financial Services Group, Inc.	315,600	19,675
U.S. Bancorp	651,300	16,817
Wells Fargo & Co.	1,355,900	39,469
Commercial Services & Supplies - 1.3%
Avery Dennison Corp.	160,000	6,678
Waste Management, Inc.	283,600	11,191
Communications Equipment - 1.6%
Cisco Systems, Inc.	569,400	9,999
QUALCOMM, Inc.	217,600	12,368
Containers & Packaging - 1.4%
Owens-Illinois, Inc. ‡	477,900	14,179
Temple-Inland, Inc.	262,900	6,186
Diversified Financial Services - 5.0%
Bank of America Corp.	2,234,400	27,438
JPMorgan Chase & Co.	937,000	42,756
Diversified Telecommunication Services - 3.2%
AT&T, Inc.	1,431,500	44,548
Electric Utilities - 1.3%
Exelon Corp.	451,100	19,014
Electrical Equipment - 1.1%
Cooper Industries PLC - Class A	242,600	15,999
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	261,400	20,235
Food & Staples Retailing - 1.1%
CVS Caremark Corp.	439,200	15,917
Food Products - 1.2%
Unilever NV	509,100	16,800
Health Care Equipment & Supplies - 1.6%
Covidien PLC	132,400	7,373
Medtronic, Inc.	369,600	15,431
Health Care Providers & Services - 1.5%
Brookdale Senior Living, Inc. - Class A ‡	182,600	4,974
Cardinal Health, Inc.	378,000	16,515
Household Products - 2.4%
Colgate-Palmolive Co.	183,000	15,436
Procter & Gamble Co.	294,100	19,086
Industrial Conglomerates - 3.1%
General Electric Co.	1,402,600	28,684
Siemens AG ADR	103,400	15,090
Insurance - 5.7%
ACE, Ltd.	307,800	20,700
Chubb Corp.	280,300	18,273
Hartford Financial Services Group, Inc.	321,600	9,317
MetLife, Inc.	524,600	24,545
RenaissanceRe Holdings, Ltd.	109,300	7,682
Internet Software & Services - 0.6%
eBay, Inc. ‡	251,400	8,648
IT Services - 4.1%
Accenture PLC - Class A	241,300	13,785
Automatic Data Processing, Inc.	199,400	10,837
International Business Machines Corp.	196,600	33,537
Leisure Equipment & Products - 0.9%
Mattel, Inc.	491,500	13,133
Machinery - 2.4%
Caterpillar, Inc.	56,900	6,567
Deere & Co.	149,400	14,566
Pentair, Inc.	311,600	12,514
Media - 3.5%
Comcast Corp. - Class A	1,012,800	26,577
News Corp. - Class A	830,700	14,803
Omnicom Group, Inc.	140,600	6,916
Metals & Mining - 1.8%
Barrick Gold Corp.	151,700	7,738
Compass Minerals International, Inc.	83,800	8,180
Rio Tinto PLC ADR	121,200	8,873
Multiline Retail - 0.9%
Target Corp.	268,700	13,193
Multi-Utilities - 3.5%
Dominion Resources, Inc.	368,700	17,115
PG&E Corp.	253,800	11,695
Xcel Energy, Inc.	794,624	19,333
Oil, Gas & Consumable Fuels - 13.6%
Anadarko Petroleum Corp.	222,000	17,525
Chevron Corp.	578,700	63,333
Exxon Mobil Corp.	474,600	41,765
Marathon Oil Corp.	131,900	7,128
Occidental Petroleum Corp.	265,200	30,310
Petroleo Brasileiro SA ADR	413,300	15,428
Ultra Petroleum Corp. ‡	332,100	16,867
Pharmaceuticals - 9.2%
Eli Lilly & Co.	369,900	13,690
Johnson & Johnson	319,100	20,971
Merck & Co., Inc.	1,075,400	38,661
Pfizer, Inc.	2,165,100	45,380
Teva Pharmaceutical Industries, Ltd. ADR	248,800	11,378
Real Estate Investment Trusts - 0.8%
Duke Realty Corp.	769,100	11,729
Semiconductors & Semiconductor Equipment - 0.6%
Xilinx, Inc.	247,900	8,642

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica WMC Quality Value
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
| |
Software - 0.8%
Microsoft Corp.	423,500	$11,019
Specialty Retail - 2.1%
Lowe’s Cos., Inc.	598,700	15,715
Staples, Inc.	689,100	14,568
Tobacco - 1.1%
Philip Morris International, Inc.	225,800	15,680

Total Common Stocks (cost $1,240,824)		1,380,180

	Principal	Value

REPURCHASE AGREEMENT - 2.2%
State Street Bank & Trust Co. 0.01%▲ , dated 04/29/2011, to be repurchased at $31,607 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/25/2024, with a value of $32,241.	$31,607	31,607
Total Repurchase Agreement (cost $31,607)

Total Investment Securities (cost $1,272,431) #		1,411,787
Other Assets and Liabilities — Net		1,160

Net Assets		$1,412,947

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $1,272,431. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $147,046 and $7,690, respectively. Net unrealized appreciation for tax purposes is $139,356.
DEFINITION:

ADR	American Depositary Receipt
VALUATION SUMMARY: '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$1,255,677	$124,503	$—	$1,380,180
Repurchase Agreement	—	31,607	—	31,607

Total	$1,255,677	$156,110	$—	$1,411,787

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES
At April 30, 2011
(all amounts except per share amounts in thousands)
(unaudited)

	Transamerica	Transamerica	Transamerica		Transamerica	Transamerica
	AEGON Flexible	AEGON High	AEGON Money		AEGON Short-	Morgan Stanley
	Income(A)	Yield Bond	Market(B)		Term Bond(C)	Capital Growth(D)

Assets:
Investment securities, at value	$270,409	$846,379	$171,405		$2,927,842	$222,020
Repurchase agreement, at value	4,427	47,097	26,123		28,758	127
Cash on deposit with broker	—	—	—		2,990	—
Receivables:
Investment securities sold	—	—	—		15,411	—
Shares of beneficial interest sold	737	2,560	332		13,372	293
Interest	3,952	14,681	1		33,744	—	(E)
Securities lending income (net)	7	29	—		37	7
Dividends	110	112	—		—	97
Dividend reclaims	—	—	—		—	21
Money market waiver	5	—	64		65	—
Due from advisor	—	—	40		—	—
Other	—	1	—		6	—
Prepaid expenses	1	3	1		13	—	(E)

	$279,648	$910,862	$197,966		$3,022,238	$222,565

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,634	2,572	—		30,819	—
Shares of beneficial interest redeemed	421	526	699		7,873	169
Management and advisory fees	94	367	—	(E)	1,069	120
Distribution and service fees	57	114	99		891	55
Trustees fees	1	1	—	(E)	5	—	(E)
Transfer agent fees	12	30	65		67	45
Administration fees	4	12	3		46	3
Distribution payable	—	—	1		3,937	—
Variation margin	—	—	—		2,052	—
Other	25	74	27		83	16
Collateral for securities on loan	25,575	126,754	—		78,184	45,225

	27,823	130,450	894		125,026	45,633

Net assets	$251,825	$780,412	$197,072		$2,897,212	$176,932

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$316,571	$767,859	$197,072		$2,817,744	$122,491
Undistributed (accumulated) net investment income (loss)	722	2,307	—		(3,488)	(755)
Undistributed (accumulated) net realized gain (loss) from investments	(80,952)	(33,780)	—		16,656	25,390
Net unrealized appreciation (depreciation) on:
Investment securities	15,473	44,026	—		68,322	29,806
Futures contracts	—	—	—		(2,052)	—
Translation of assets and liabilities denominated in foreign currencies	11	—	—		30	—

Net assets	$251,825	$780,412	$197,072		$2,897,212	$176,932

Net assets by class:
Class A	$60,205	$215,317	$106,778		$821,537	$66,760
Class B	8,728	12,076	14,881			10,184
Class C	42,606	48,996	29,384		839,250	17,276
Class I	22,135	28,264	55		232,525	2,870
Class I2	118,151	436,406	18,090		1,003,900
Class P		39,353	27,884			79,842
Shares outstanding:
Class A	6,582	22,889	106,778		78,215	3,959
Class B	954	1,284	14,881			655
Class C	4,679	5,225	29,380		80,051	1,112
Class I	2,415	2,989	55		22,518	168
Class I2	12,880	46,049	18,090		97,290
Class P		4,181	27,883			4,726
Net asset value per share:
Class A	$9.15	$9.41	$1.00		$10.50	$16.86
Class B	9.15	9.41	1.00			15.55
Class C	9.11	9.38	1.00		10.48	15.54
Class I	9.17	9.46	1.00		10.33	17.03
Class I2	9.17	9.48	1.00		10.32
Class P		9.41	1.00			16.89
Maximum offering price per share (F)
Class A	$9.61	$9.88	$1.00		$10.77	$17.84

Investment securities, at cost	$254,936	$802,353	$171,405		$2,859,520	$192,214

Repurchase agreement, at cost	$4,427	$47,097	$26,123		$28,758	$127

Securities loaned, at value	$24,951	$124,171	$—		$76,597	$44,228

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES (continued)
At April 30, 2011
(all amounts except per share amounts in thousands)
(unaudited)

	Transamerica				Transamerica		Transamerica
	Morgan Stanley		Transamerica		Systematic		TS&W		Transamerica
	Growth		Multi-Managed		Small/Mid Cap		International		WMC Diversified
	Opportunities(G)		Balanced(H)		Value(I)		Equity		Equity(J)

Assets:
Investment securities, at value	$506,847		$398,521		$934,477		$139,603		$962,215
Repurchase agreement, at value	13,972		9,755		24,903		591		51,120
Foreign currency, at value	5		—		—		129		—
Receivables:
Investment securities sold	208		27,404		5,260		1,305		—
Shares of beneficial interest sold	474		857		4,935		25		118
Interest	—	(E)	1,371		—	(E)	—	(E)	—	(E)
Securities lending income (net)	56		—		16		—		4
Dividends	45		280		345		674		340
Dividend reclaims	—		2		—		82		124
Other	1		1		2		—		2
Prepaid expenses	1		1		2		—		3

	$521,609		$438,192		$969,940		$142,409		$1,013,926

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	—		26,798		11,955		316		—
Shares of beneficial interest redeemed	97		531		1,151		—		434
Management and advisory fees	294		184		457		76		433
Distribution and service fees	80		121		314		—	(E)	114
Trustees fees	—	(E)	—	(E)	—	(E)	2		1
Transfer agent fees	84		65		73		9		164
Administration fees	7		7		12		2		15
Variation margin	—		20		—		—		—
Capital gains tax	—		—		—		39		—
Other	24		46		31		19		78
Collateral for securities on loan	103,813		—		195,045		—		59,012

	104,399		27,772		209,038		463		60,251

Net assets	$417,210		$410,420		$760,902		$141,946		$953,675

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$300,887		$328,005		$652,407		$124,470		$789,549
Undistributed (accumulated) net investment income (loss)	(1,457)		487		(2,672)		1,669		(2,203)
Undistributed (accumulated) net realized gain (loss) from investments	63,533		59,298		69,866		(2,134)		75,365
Net unrealized appreciation (depreciation) on:
Investment securities	54,247		22,657		41,301		17,968		90,944
Futures contracts	—		(28)		—		—		—
Translation of assets and liabilities denominated in foreign currencies	—		1		—		(27)		20

Net assets	$417,210		$410,420		$760,902		$141,946		$953,675

Net assets by class:
Class A	$117,976		$137,338		$401,174		$135		$89,642
Class B	13,463		13,519		45,144				7,370
Class C	16,371		38,387		221,024		111		15,936
Class I	4,180		7,868		77,780		87,460		436
Class I2	136,610				15,780		54,240		469,254
Class P	128,610		213,308						371,037
Shares outstanding:
Class A	9,299		5,683		16,562		9		5,565
Class B	1,156		562		1,957				458
Class C	1,400		1,605		9,682		7		991
Class I	318		325		3,161		5,529		27
Class I2	10,340				641		3,429		29,046
Class P	10,095		8,823						23,001
Net asset value per share:
Class A	$12.69		$24.17		$24.22		$15.81		$16.11
Class B	11.65		24.04		23.07				16.10
Class C	11.69		23.92		22.83		15.79		16.07
Class I	13.14		24.24		24.61		15.82		16.20
Class I2	13.21				24.60		15.82		16.16
Class P	12.74		24.18						16.13
Maximum offering price per share (F)
Class A	$13.43		$25.58		$25.63		$16.73		$17.05

Investment securities, at cost	$452,600		$375,864		$893,176		$121,635		$871,271

Repurchase agreement, at cost	$13,972		$9,755		$24,903		$591		$51,120

Foreign currency, at cost	$5		$—		$—		$128		$—

Securities loaned, at value	$101,461		$—		$190,000		$—		$57,634

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES (continued)
At April 30, 2011
(all amounts except per share amounts in thousands)
(unaudited)

	Transamerica	Transamerica
	WMC Diversified	WMC Quality
	Growth	Value

Assets:
Investment securities, at value	$1,642,689	$1,380,180
Repurchase agreement, at value	58,265	31,607
Receivables:
Investment securities sold	6,395	4,712
Shares of beneficial interest sold	689	53
Securities lending income (net)	60	—
Dividends	581	1,819
Dividend reclaims	482	51
Other	3	4
Prepaid expenses	5	—

	$1,709,169	$1,418,426

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	7,158	4,212
Shares of beneficial interest redeemed	911	390
Management and advisory fees	871	762
Distribution and service fees	218	1
Trustees fees	1	2
Transfer agent fees	259	15
Administration fees	22	22
Other	139	75
Collateral for securities on loan	294,691	—

	304,270	5,479

Net assets	$1,404,899	$1,412,947

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$1,564,801	$1,261,932
Undistributed (accumulated) net investment income (loss)	(864)	2,155
Undistributed (accumulated) net realized gain (loss) from investments	(425,315)	9,504
Net unrealized appreciation (depreciation) on:
Investment securities	266,126	139,356
Translation of assets and liabilities denominated in foreign currencies	151	—

Net assets	$1,404,899	$1,412,947

Net assets by class:
Class A	$425,493	$972
Class B	29,184
Class C	39,495	1,779
Class I	5,388	567
Class I2	553,821	1,409,629
Class P	249,374
Class T	102,144
Shares outstanding:
Class A	41,081	84
Class B	3,059
Class C	4,122	154
Class I	505	49
Class I2	52,096	121,460
Class P	24,079
Class T	3,485
Net asset value per share:
Class A	$10.36	$11.59
Class B	9.54
Class C	9.58	11.57
Class I	10.67	11.60
Class I2	10.63	11.61
Class P	10.36
Class T	29.31
Maximum offering price per share (F)
Class A	$10.96	$12.26

Investment securities, at cost	$1,376,563	$1,240,824

Repurchase agreement, at cost	$58,265	$31,607

Securities loaned, at value	$287,853	$—

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES (continued)
At April 30, 2011
(all amounts except per share amounts in thousands)
(unaudited)

(A)	Formerly, Transamerica Flexible Income.

(B)	Formerly, Transamerica Money Market.

(C)	Formerly, Transamerica Short-Term Bond.

(D)	Formerly, Transamerica Focus.

(E)	Rounds to less than $1.

(F)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, I, I2,and P shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge. Classes B and T shares are closed to future investors.

(G)	Formerly, Transamerica Growth Opportunities.

(H)	Formerly, Transamerica Balanced.

(I)	Formerly, Transamerica Small/Mid Cap Value.

(J)	Formerly, Transamerica Diversified Equity

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF OPERATIONS
For the period ended April 30, 2011
(all amounts in thousands)
(unaudited)

Transamerica	Transamerica	Transamerica	Transamerica	Transamerica
AEGON Flexible	AEGON High Yield	AEGON Money	AEGON Short-Term	Morgan Stanley
Income(A)	Bond	Market(B)	Bond(C)	Capital Growth(D)

Investment income:
Dividend income	$307	$204	$—	$—	$524
Withholding taxes on foreign income	—	(E)	—	—	—	(13)
Interest income	7,895	27,840	237	63,217	1
Securities lending income (net)	46	187	—	86	24

8,248	28,231	237	63,303	536

Expenses:
Management and advisory	572	2,089	419	6,626	652
Distribution and service:
Class A	99	347	195	1,445	103
Class B	47	64	84	50
Class C	192	221	163	4,138	75
Class P	28	—	97
Transfer agent:
Class A	42	161	228	191	110
Class B	12	12	34	28
Class C	19	22	32	260	21
Class I	9	17	1	118	2
Class I2	4	15	1	37
Class P	17	27	70
Printing and shareholder reports	8	18	9	70	10
Custody	25	47	22	153	11
Administration	24	72	21	284	16
Legal	4	11	4	46	3
Audit and tax	8	6	5	6	7
Trustees	2	6	2	25	1
Registration	38	99	56	86	53
Other	3	7	3	23	4

Total expenses	1,108	3,259	1,306	13,508	1,313

Fund expenses recaptured or (reimbursed)/(waived)	—	(29)	(324)	—	—
Class expense recaptured or (reimbursed)/(waived):
Class A	(28)	—	(414)	(413)	(28)
Class B	—	—	(116)	(14)
Class C	—	—	(192)	—	1
Class I	—	—	(1)	—	—	(E)
Class I2	—	—	(1)	—
Class P	(16)	(28)	19

Total expense recaptured or (reimbursed)/(waived)	(28)	(45)	(1,076)	(413)	(22)

Net expenses	1,080	3,214	230	13,095	1,291

Net investment income (loss)	7,168	25,017	7	50,208	(755)

Net realized gain (loss) on transactions from:
Investment securities	4,096	19,283	—	12,938	38,503
Futures contracts	—	—	—	1,936	—
Foreign currency transactions	(59)	—	—	34	(29)

4,037	19,283	—	14,908	38,474

Net increase (decrease) in unrealized appreciation
(depreciation) on:
Investment securities	(75)	173	—	(13,437)	(5,469)
Futures contracts	—	—	—	(309)	—
Translation of assets and liabilities denominated in
foreign currencies	5	—	—	5	—

Change in unrealized appreciation (depreciation)	(70)	173	—	(13,741)	(5,469)

Net realized and unrealized gain:	3,967	19,456	—	1,167	33,005

Net increase in net assets resulting from operations	$11,135	$44,473	$7	$51,375	$32,250

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF OPERATIONS (continued)
For the period ended April 30, 2011
(all amounts in thousands)
(unaudited)

Transamerica	Transamerica
Morgan Stanley	Transamerica Multi-	Systematic	Transamerica
Growth	Managed	Small/Mid Cap	TS&W International	Transamerica WMC
Opportunities(F)	Balanced(G)	Value(H)	Equity	Diversified Equity(I)

Investment income:
Dividend income	$1,521	$1,364	$2,326	$2,503	$4,058
Withholding taxes on foreign income	(5)	(27)	(5)	(191)	(21)
Interest income	1	3,249	1	—	(E)	1
Securities lending income (net)	180	43	124	—	48

1,697	4,629	2,446	2,312	4,086

Expenses:
Management and advisory	1,416	1,448	2,542	333	3,127
Distribution and service:
Class A	159	219	595	—	(E)	153
Class B	64	70	209	37
Class C	74	156	973	—	(E)	77
Class P	149	265	428
Transfer agent:
Class A	219	160	328	—	(E)	227
Class B	30	33	43	21
Class C	33	28	152	—	(E)	35
Class I	3	3	32	55	2
Class I2	5	1	2	16
Class P	119	201	781
Printing and shareholder reports	17	16	63	4	24
Custody	21	28	29	28	41
Administration	36	39	65	53	87
Legal	5	6	9	10	13
Audit and tax	7	5	8	4	9
Trustees	3	3	5	6	7
Registration	51	116	56	53	95
Other	5	5	8	9	8

Total expenses	2,416	2,801	5,118	557	5,188

Fund expenses recaptured or (reimbursed)/(waived)	—	(25)	—	—	—
Class expense recaptured or (reimbursed)/(waived):
Class A	29	—	—	—	(53)
Class B	6	—	—	(6)
Class C	7	—	—	—	(4)
Class I	—	(E)	1	—	(10)	—	(E)
Class I2	—	—	—	—	—
Class P	—	(195)	(568)

Total expense recaptured or (reimbursed)/(waived)	42	(219)	—	(10)	(631)

Net expenses	2,458	2,582	5,118	547	4,557

Net investment income (loss)	(761)	2,047	(2,672)	1,765	(471)

Net realized gain (loss) on transactions from:
Investment securities	110,874	84,509	231,185	2,444	131,928
Futures contracts	—	(130)	—	—	—
Foreign currency transactions	(284)	—	—	(26)	—

110,590	84,379	231,185	2,418	131,928

Net increase (decrease) in unrealized appreciation
(depreciation) on:
Investment securities	(18,329)	(39,035)	(70,428)	10,886	(18,101)
Futures contracts	—	(28)	—	—	—
Translation of assets and liabilities denominated in
foreign currencies	—	1	—	15	10

Change in unrealized appreciation (depreciation)	(18,329)	(39,062)	(70,428)	10,901	(18,091)

Net realized and unrealized gain:	92,261	45,317	160,757	13,319	113,837

Net increase in net assets resulting from operations	$91,500	$47,364	$158,085	$15,084	$113,366

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF OPERATIONS (continued)
For the period ended April 30, 2011
(all amounts in thousands)
(unaudited)

	Transamerica
	WMC Diversified	Transamerica WMC
	Growth	Quality Value(J)

Investment income:
Dividend income	$6,477	$11,379
Withholding taxes on foreign income	(20)	(94)
Interest income	2	3
Securities lending income (net)	171	—

	6,630	11,288

Expenses:
Management and advisory	4,619	3,549
Distribution and service:
Class A	654	1
Class B	146
Class C	189	4
Class P	330
Transfer agent:
Class A	669	3
Class B	74
Class C	78	4
Class I	4	—	(E)
Class I2	18	38
Class P	282
Class T	81
Printing and shareholder reports	40	35
Custody	82	49
Administration	130	102
Legal	19	22
Audit and tax	—	8
Trustees	11	11
Registration	67	79
Other	17	13

Total expenses	7,510	3,918

Class expense recaptured or (reimbursed)/(waived):
Class A	97	(3)
Class B	(13)
Class C	1	(3)
Class I	—	—	(E)
Class I2	—	—
Class P	(101)
Class T	—

Total expense recaptured or (reimbursed)/(waived)	(16)	(6)

Net expenses	7,494	3,912

Net investment income (loss)	(864)	7,376

Net realized gain (loss) on transactions from:
Investment securities	68,199	9,504
Foreign currency transactions	1	—

	68,200	9,504

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	130,677	139,356
Translation of assets and liabilities denominated in foreign currencies	58	—

Change in unrealized appreciation (depreciation)	130,735	139,356

Net realized and unrealized gain:	198,935	148,860

Net increase in net assets resulting from operations	$198,071	$156,236

(A)	Formerly, Transamerica Flexible Income.

(B)	Formerly, Transamerica Money Market.

(C)	Formerly, Transamerica Short-Term Bond.

(D)	Formerly, Transamerica Focus.

(E)	Rounds to less than $1.

(F)	Formerly, Transamerica Growth Opportunities.

(G)	Formerly, Transamerica Balanced.

(H)	Formerly, Transamerica Small/Mid Cap Value.

(I)	Formerly, Transamerica Diversified Equity

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS
For the period and year ended:
(all amounts in thousands)

Transamerica AEGON Flexible	Transamerica AEGON High Yield	Transamerica AEGON Money
Income(A)	Bond	Market(B)
April 30, 2011	October 31,	April 30, 2011	October 31,	April 30, 2011	October 31,
(unaudited)	2010(C)	(unaudited)	2010(C)	(unaudited)	2010(C)
| | | | | |
From operations:
Net investment income	$7,168	$14,706	$25,017	$48,143	$7	$16
Net realized gain (loss) (D)	4,037	17,969	19,283	24,273	—	—
Change in unrealized appreciation (depreciation) (E)	(70)	1,881	173	30,571	—	—

Net increase in net assets resulting from operations	11,135	34,556	44,473	102,987	7	16

Net equalization credit and charges	—	—	—	—	—	(84)

Distributions to shareholders:
From net investment income:
Class A	(1,633)	(2,777)	(6,537)	(7,929)	(1)	(5)
Class B	(231)	(566)	(371)	(917)	—	(F)	(1)
Class C	(1,000)	(1,393)	(1,320)	(2,048)	(1)	(2)
Class I	(421)	(209)	(949)	(642)	—	(F)	—	(F)
Class I2	(3,909)	(10,854)	(14,483)	(35,273)	(2)	(3)
Class P	(747)	(2,091)	(3)	(4)

Total distributions to shareholders	(7,194)	(15,799)	(24,407)	(48,900)	(7)	(15)

Capital share transactions:
Proceeds from shares sold:
Class A	13,575	40,020	47,126	175,590	40,104	87,174
Class B	459	4,135	282	5,029	3,343	7,885
Class C	16,417	34,689	9,712	25,217	11,668	20,292
Class I	14,961	10,503	11,677	27,869	—	55
Class I2	149	3,933	11,186	16,456	2,392	8,382
Class P	25,173	43,121	2,916	11,682

45,561	93,280	105,156	293,282	60,423	135,470

Issued from fund acquisition:
Class A	—	13,041	—	—	—	—
Class B	—	2,469	—	—	—	—
Class C	—	5,997	—	—	—	—
Class I2	—	53,655	—	42,041	—	—
Class P	—	51,472	—	43,668

—	75,162	—	93,513	—	43,668

Dividends and distributions reinvested:
Class A	1,308	2,040	5,696	6,300	1	4
Class B	163	400	236	565	—	(F)	1
Class C	535	718	819	1,325	1	1
Class I	214	41	574	264	—	(F)	—	(F)
Class I2	3,909	10,854	14,483	35,273	2	4
Class P	719	2,035	3	4

6,129	14,053	22,527	45,762	7	14

Cost of shares redeemed:
Class A	(12,010)	(29,821)	(37,631)	(67,766)	(54,459)	(119,147)
Class B	(1,419)	(3,008)	(1,456)	(2,899)	(6,517)	(18,940)
Class C	(11,264)	(20,023)	(4,572)	(6,669)	(16,084)	(32,675)
Class I	(3,118)	(1,014)	(11,826)	(1,970)	—	—
Class I2	(34,394)	(66,476)	(9,246)	(195,700)	(6,077)	(20,731)
Class P	(9,160)	(76,785)	(7,094)	(23,294)

(62,205)	(120,342)	(73,891)	(351,789)	(90,231)	(214,787)

Net Income equalization:
Class A	—	—	—	—	—	42
Class B	—	—	—	—	—	9
Class C	—	—	—	—	—	12
Class I	—	—	—	—	—	—	(F)
Class I2	—	—	—	—	—	9
Class P	—	—	—	—	—	12

—	—	—	—	—	84

Automatic conversions:
Class A	1,245	2,342	1,229	1,788	1,387	5,116
Class B	(1,245)	(2,342)	(1,229)	(1,788)	(1,387)	(5,116)

—	—	—	—	—	—

Fair fund settlement:
Class A	—	—	—	3	—	1
Class B	—	—	—	—	(F)	—	—	(F)
Class C	—	—	—	1	—	—	(F)
Class I	—	—	—	—	(F)	—	—	(F)
Class I2	—	—	—	21	—	—	(F)
Class P	—	2	—	—	(F)

—	—	—	27	—	1

Net increase (decrease) in net assets resulting from capital shares transactions	(10,515)	62,153	53,792	80,795	(29,801)	(35,550)

Net increase (decrease) in net assets	(6,574)	80,910	73,858	134,882	(29,801)	(35,633)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period and year ended:
(all amounts in thousands)

Transamerica AEGON Flexible	Transamerica AEGON High Yield	Transamerica AEGON Money
Income(A)	Bond	Market(B)
April 30, 2011	October 31,	April 30, 2011	October 31,	April 30, 2011	October 31,
(unaudited)	2010(C)	(unaudited)	2010(C)	(unaudited)	2010(C)

Net assets:
Beginning of period/year	$258,399	$177,489	$706,554	$571,672	$226,873	$262,506

End of period/year	$251,825	$258,399	$780,412	$706,554	$197,072	$226,873

Undistributed net investment income	$722	$748	$2,307	$1,697	$—	$—

Share activity:
Shares issued:
Class A	1,504	4,626	5,107	19,958	40,104	87,173
Class B	51	479	31	578	3,344	7,884
Class C	1,825	4,015	1,054	2,873	11,668	20,292
Class I	1,651	1,195	1,256	3,130	—	55
Class I2	17	460	1,193	1,868	2,391	8,382
Class P	2,702	4,932	2,916	11,681

5,048	10,775	11,343	33,339	60,423	135,467

Shares issued on fund acquisition:
Class A	—	1,554	—	—	—	—
Class B	—	294	—	—	—	—
Class C	—	717	—	—	—	—
Class I2	—	6,372	—	4,928	—	—
Class P	—	6,070	—	43,668

—	8,937	—	10,998	—	43,668

Shares issued-reinvested from distributions:
Class A	145	236	619	718	1	4
Class B	18	46	26	65	—	(G)	1
Class C	60	83	89	152	1	1
Class I	24	5	62	30	—	(G)	—	(G)
Class I2	434	1,254	1,565	4,026	2	4
Class P	78	233	3	4

681	1,624	2,439	5,224	7	14

Shares redeemed:
Class A	(1,332)	(3,460)	(4,083)	(7,735)	(54,459)	(119,147)
Class B	(157)	(347)	(158)	(331)	(6,517)	(18,940)
Class C	(1,255)	(2,327)	(499)	(765)	(16,084)	(32,675)
Class I	(345)	(115)	(1,269)	(220)	—	—
Class I2	(3,817)	(7,637)	(997)	(22,168)	(6,077)	(20,731)
Class P	(996)	(8,838)	(7,094)	(23,294)

(6,906)	(13,886)	(8,002)	(40,057)	(90,231)	(214,787)

Automatic conversions:
Class A	138	270	132	205	1,387	5,116
Class B	(138)	(270)	(132)	(205)	(1,387)	(5,116)

—	—	—	—	—	—

Net increase (decrease) in shares outstanding:
Class A	455	3,226	1,775	13,146	(12,966)	(26,854)
Class B	(226)	202	(233)	107	(4,560)	(16,171)
Class C	630	2,488	644	2,260	(4,415)	(12,382)
Class I	1,330	1,085	49	2,940	55
Class I2	(3,366)	449	1,761	(11,346)	(3,684)	(12,345)
Class P	1,784	2,397	(4,176)	32,059

(1,177)	7,450	5,780	9,504	(29,801)	(35,638)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period and year ended:
(all amounts in thousands)

Transamerica AEGON Short-Term	Transamerica Morgan Stanley	Transamerica Morgan Stanley
Bond(H)	Capital Growth(I)	Growth Opportunities(J)
April 30, 2011	October 31,	April 30, 2011	October 31,	April 30, 2011	October 31,
(unaudited)	2010(C)	(unaudited)	2010(P)	(unaudited)	2010(C)

From operations:
Net investment income (loss)	$50,208	$89,019	$(755)	$(1,060)	$(761)	$(384)
Net realized gain (loss)(D)	14,908	19,510	38,474	4,802	110,590	22,355
Change in unrealized appreciation (depreciation)(E)	(13,741)	35,517	(5,469)	22,155	(18,329)	51,638

Net increase in net assets resulting from operations	51,375	144,046	32,250	25,897	91,500	73,609

Distributions to shareholders:
From net investment income:
Class A	(15,454)	(25,649)	—	(54)	—	—
Class B	—	(10)	—	—
Class C	(12,319)	(20,162)	—	(9)	—	—
Class I	(4,125)	(4,071)	—	—	(F)	(8)	—
Class I2	(19,611)	(39,448)	(576)	—
Class P	—	(105)	(112)	—

(51,509)	(89,330)	—	(178)	(696)	—

From net realized gains:
Class A	(1,874)	—	—	—	—	—
Class C	(1,877)	—	—	—	—	—
Class I	(450)	—	—	—	—	—
Class I2	(2,237)	—	—	—

(6,438)	—	—	—	—	—

Total distributions to shareholders	(57,947)	(89,330)	—	(178)	(696)	—

Capital share transactions:
Proceeds from shares sold:
Investor Class	—	127
Class A	179,889	868,148	11,623	2,879	41,302	2,816
Class B	569	764	501	1,026
Class C	135,428	578,716	3,292	631	1,828	1,364
Class I	109,843	274,807	2,507	429	3,530	772
Class I2	37,996	338,251	283	19,035
Class P	4,051	2,885	6,395	3,868

463,156	2,059,922	22,042	7,715	53,839	28,881

Issued from fund acquisition:
Class A	—	—	—	39,661	—	—
Class B	—	18,628	—	—
Class C	—	—	—	13,950	—	—
Class P	—	68,302	—	96,199

—	—	—	140,541	—	96,199

Dividends and distributions reinvested:
Class A	13,753	18,561	—	51	—	—
Class B	—	9	—	—
Class C	9,801	13,088	—	8	—	—
Class I	1,893	810	—	—	(F)	3	—
Class I2	22,085	39,349	576	—
Class P	—	104	112	—

47,532	71,808	—	172	691	—

Redeemed due to acquisition:
Investor Class	—	(68,302)	—	—

Cost of shares redeemed:
Investor class	(166)
Class A	(227,044)	(335,135)	(6,223)	(8,976)	(6,716)	(10,186)
Class B	(954)	(3,226)	(1,016)	(2,202)
Class C	(138,927)	(88,854)	(1,751)	(3,668)	(1,908)	(2,378)
Class I	(77,320)	(79,367)	(359)	(50)	(771)	(33)
Class I2	(52,956)	(111,416)	(2,018)	(55,843)
Class P	(10,163)	(11,367)	(13,233)	(15,721)

(496,247)	(614,772)	(19,450)	(27,453)	(25,662)	(86,363)

Automatic conversions:
Class A	1,371	7,775	1,720	3,838
Class B	(1,371)	(7,775)	(1,720)	(3,838)

—	—	—	—	—	—

Fair fund settlement:
Class A	—	—	—	—	1	31
Class B	—	—	—	(F)	9
Class C	—	—	—	—	—	(F)	7
Class I	—	—	—	—	—	(F)	—	(F)
Class I2	—	—	2	73
Class P	—	—	1	57

—	—	—	—	4	177

Net increase in net assets resulting from capital shares transactions	14,441	1,516,958	2,592	52,673	28,872	38,894

Net increase in net assets	7,869	1,571,674	34,842	78,392	119,676	112,503

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period and year ended:
(all amounts in thousands)

Transamerica AEGON Short-Term	Transamerica Morgan Stanley	Transamerica Morgan Stanley
Bond(H)	Capital Growth(I)	Growth Opportunities(J)
April 30, 2011	October 31,	April 30, 2011	October 31,	April 30, 2011	October 31,
(unaudited)	2010(C)	(unaudited)	2010(P)	(unaudited)	2010(C)

Net assets:
Beginning of period/year	$2,889,343	$1,317,669	$142,090	$63,698	$297,534	$185,031

End of period/year	$2,897,212	$2,889,343	$176,932	$142,090	$417,210	$297,534

Undistributed (accumulated) net investment income (loss)	$(3,488)	$(2,187)	$(755)	$—	$(1,457)	$—

Share activity:
Shares issued:
Investor Class	8
Class A	17,159	83,747	743	232	3,652	325
Class B	40	67	48	129
Class C	12,941	55,769	228	54	172	169
Class I	10,662	26,816	159	35	302	84
Class I2	3,688	33,121	23	2,050
Class P	258	234	554	444

44,450	199,453	1,428	630	4,751	3,201

Shares issued on fund acquisition:
Class A	—	—	—	3,369	—	—
Class B	—	1,700	—	—
Class C	—	—	—	1,275	—	—
Class P	—	5,802	—	12,010

—	—	—	12,146	—	12,010

Shares issued-reinvested from distributions:
Class A	1,313	1,783	—	4	—	—
Class B	—	1	—	—
Class C	938	1,260	—	1	—	—
Class I	184	79	—	—	(G)	—	(G)	—
Class I2	2,146	3,852	51	—
Class P	—	9	10	—

4,581	6,974	—	15	61	—

Shares redeemed due to acquisition:
Investor Class	—	—	—	(3,672)	—	—

Shares redeemed:
Investor Class	(10)
Class A	(21,664)	(32,381)	(396)	(734)	(583)	(1,176)
Class B	(67)	(288)	(99)	(278)
Class C	(13,282)	(8,542)	(122)	(324)	(179)	(298)
Class I	(7,504)	(7,719)	(22)	(4)	(64)	(4)
Class I2	(5,145)	(10,852)	(187)	(5,908)
Class P	(634)	(943)	(1,116)	(1,807)

(47,595)	(59,494)	(1,241)	(2,303)	(2,228)	(9,471)

Automatic conversions:
Class A	89	652	152	455
Class B	(96)	(702)	(165)	(492)

—	—	(7)	(50)	(13)	(37)

Net increase (decrease) in shares outstanding:
Investor Class	(3,674)
Class A	(3,192)	53,149	436	3,523	3,221	(396)
Class B	(123)	778	(216)	(641)
Class C	597	48,487	106	1,006	(7)	(129)
Class I	3,342	19,176	137	31	238	80
Class I2	689	26,121	(113)	(3,858)
Class P	(376)	5,102	(552)	10,647

1,436	146,933	180	6,766	2,571	5,703

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period and year ended:
(all amounts in thousands)

Transamerica Multi-Managed	Transamerica Systematic	Transamerica TS&W International
Balanced(K)	Small/Mid Cap Value(L)	Equity
April 30, 2011	October 31,	April 30, 2011	October 31,	April 30, 2011	October 31,
(unaudited)	2010	(unaudited)	2010(C)	(unaudited)(Q)	2010*
From operations:
Net investment income (loss)	$2,047	$9,489	$(2,672)	$(1,635)	$1,765	$1,185
Net realized gain (loss)(D)	84,379	33,723	231,185	39,083	2,418	2,129
Change in unrealized appreciation (depreciation)(E)	(39,062)	19,335	(70,428)	69,238	10,901	5,643

Net increase in net assets resulting from operations	47,364	62,547	158,085	106,686	15,084	8,957

Distributions to shareholders:
From net investment income:
Fund Level	(1,049)	(844)
Class A	(571)	(2,267)	—	—	—
Class B	(27)	(269)	—	—
Class C	(82)	(479)	—	—	—
Class I	(24)	(5)	—	—	—
Class P	(1,182)	(6,337)

Total distributions to shareholders	(1,886)	(9,357)	—	—	(1,049)	(844)

Capital share transactions:
Proceeds from shares sold:
Fund Level	1,812	15,234
Class A	43,484	7,851	87,163	128,433	28
Class B	630	1,097	1,164	8,100
Class C	14,108	1,724	28,940	50,351	6
Class I	8,718	302	32,961	49,227	889
Class I2	771	2,506	50,396
Class P	13,012	25,698

79,952	36,672	150,999	238,617	53,131	15,234

Issued from fund acquisition:
Class A	—	18,932	—	—	100
Class B	—	3,855	—	—
Class C	—	5,342	—	—	100
Class I	—	—	—	—	83,612
Class I2	—	—	—	—	—	(F)
Class P	—	281,788

—	309,917	—	—	83,812	—

Dividends and distributions reinvested:
Fund Level	1,003	816
Class A	535	2,132	—	—	—
Class B	26	256	—	—
Class C	71	430	—	—	—
Class I	16	3	—	—	—
Class P	1,175	6,308

1,823	9,129	—	—	1,003	816

Redemption due to acquisition:
Fund Level	—	—	—	—	(83,612)
Cost of shares redeemed:
Fund Level	(1,336)	(13,496)
Class A	(18,518)	(16,364)	(53,767)	(112,530)	—	(F)
Class B	(1,330)	(3,595)	(3,406)	(6,385)
Class C	(3,466)	(4,123)	(25,369)	(29,483)	—
Class I	(1,367)	(59)	(8,477)	(11,419)	(358)
Class I2	(4,900)	(597)	—
Class P	(25,753)	(146,174)

(50,434)	(170,315)	(95,919)	(160,414)	(1,694)	(13,496)

Redemption fee:
Class I	—	—	—	—	—	4
Automatic conversions:
Class A	2,211	7,711	1,220	6,686
Class B	(2,211)	(7,711)	(1,220)	(6,686)

—	—	—	—	—	—

Fair fund settlement:
Class A	—	2	—	—	—
Class B	—	—	(F)	—	—
Class C	—	1	—	—	—
Class I	—	—	(F)	—	—	—	—
Class P	—	6

—	9	—	—	—	—

Net increase in net assets resulting from capital shares transactions	31,341	185,412	55,080	78,203	52,640	2,558

Net increase in net assets	76,819	238,602	213,165	184,889	66,675	10,671

Net assets:
Beginning of period/year	$333,601	$94,999	$547,737	$362,848	$75,271	$64,600

End of period/year	$410,420	$333,601	$760,902	$547,737	$141,946	$75,271

Undistributed (accumulated) net investment income (loss)	$487	$326	$(2,672)	$—	$1,669	$953

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period and year ended:
(all amounts in thousands)

Transamerica Multi-Managed	Transamerica Systematic	Transamerica TS&W International
Balanced(K)	Small/Mid Cap Value(L)	Equity
April 30, 2011	October 31,	April 30, 2011	October 31,	April 30, 2011	October 31,
(unaudited)	2010	(unaudited)	2010(C)	(unaudited)(Q)	2010*
Share activity:
Shares issued:
Fund Level	136	1,216
Class A	1,911	391	3,961	7,470	1
Class B	27	57	56	493
Class C	611	87	1,387	3,065	—
Class I	370	15	1,432	2,756	50
Class I2	34	141	3,429
Class P	564	1,305

3,483	1,855	6,870	13,925	3,617	1,216

Shares issued on fund acquisition:
Class A	—	1,014	—	—	8
Class B	—	207	—	—
Class C	—	289	—	—	7
Class I	—	—	—	—	5,502
Class I2	—	—	—	—	—	(G)
Class P	—	15,093

—	16,603	—	—	5,516	—

Shares issued-reinvested from distributions:
Fund Level	71	64
Class A	23	108	—	—	—
Class B	1	13	—	—
Class C	3	22	—	—	—
Class I	1	—	(G)	—	—	—
Class P	51	322

79	465	—	—	71	64

Redemption due to acquisition:
Fund Level	—	—	—	—	(5,502)

Shares redeemed:
Fund Level	(94)	(1,039)
Class A	(798)	(842)	(2,450)	(6,565)	—	(G)
Class B	(57)	(186)	(164)	(393)
Class C	(150)	(214)	(1,218)	(1,833)	—
Class I	(58)	(3)	(378)	(649)	(23)
Class I2	(224)	(35)	—
Class P	(1,102)	(7,410)

(2,165)	(8,655)	(4,434)	(9,475)	(117)	(1,039)

Automatic conversions:
Class A	95	403	57	400
Class B	(95)	(404)	(60)	(417)

—	(1)	(3)	(17)	—	—

Net increase (decrease) in shares outstanding:
Fund Level	(5,389)	241
Class A	1,231	1,074	1,568	1,305	9
Class B	(124)	(313)	(168)	(317)
Class C	464	184	169	1,232	7
Class I	313	12	1,054	2,107	5,529
Class I2	(190)	106	3,429
Class P	(487)	9,310

1,397	10,267	2,433	4,433	3,585	241

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period and year ended:
(all amounts in thousands)

Transamerica
Transamerica WMC Diversified	Transamerica WMC Diversified	WMC Quality
Equity(M)	Growth	Value(O)
April 30, 2011	October 31,	April 30, 2011	October 31,	April 30, 2011
(unaudited)	2010(C) (N)	(unaudited)	2010(C)	(unaudited)
From operations:
Net investment income (loss)	$(471)	$11,516	$(864)	$1,316	$7,376
Net realized gain (loss)(D)	131,928	12,131	68,200	208,600	9,504
Change in unrealized appreciation (depreciation)(E)	(18,091)	75,160	130,735	(14,928)	139,356

Net increase in net assets resulting from operations	113,366	98,807	198,071	194,988	156,236

Distributions to shareholders:
From net investment income:
Investor Class	(879)
Class A	(914)	(118)	—	—	(2)
Class B	(19)	(5)	—	—	—
Class C	(61)	(8)	—	—	(3)
Class I	(7)	—	(F)	—	(45)	(1)
Class I2	(6,482)	(144)	—	(3,761)	(5,215)
Class P	(4,645)	(519)	—	(2,080)	—

Total distributions to shareholders	(12,128)	(1,673)	—	(5,886)	(5,221)

Capital share transactions:
Proceeds from shares sold:
Investor Class	2,312
Class A	1,206	1,803	97,349	13,236	911
Class B	242	466	829	2,191	—
Class C	301	413	1,886	1,883	1,679
Class I	146	469	2,378	12,918	525
Class I2	58,344	273,045	58,464	40,492	1,264,655
Class P	36,623	46,384	6,085	26,286	—
Class T	4,184	3,704	—

96,862	324,892	171,175	100,710	1,267,770

Issued from fund acquisition:
Class A	—	86,981	—	—	—
Class B	—	10,090	—	—	—
Class C	—	16,272	—	—	—
Class I2	—	63,778	—	80,466	—
Class P	—	276,775	—	459,628	—

—	453,896	—	540,094	—

Dividends and distributions reinvested:
Investor Class	—	552	—	—	—
Class A	882	113	—	—	2
Class B	18	5	—	—	—
Class C	57	8	—	—	3
Class I	6	—	(F)	—	4	1
Class I2	6,482	144	—	3,733	5,215
Class P	2,688	325	—	2,040	—

10,133	1,147	—	5,777	5,221

Redeemed due to acquisition:
Investor Class	—	(276,775)	—	—	—

Cost of shares redeemed:
Investor Class	—	(2,056)
Class A	(7,628)	(15,911)	(35,390)	(63,192)	(8)
Class B	(622)	(1,542)	(2,414)	(6,687)	—
Class C	(1,342)	(3,183)	(4,163)	(8,859)	(1)
Class I	(188)	(62)	(486)	(10,518)	(8)
Class I2	(1,472)	(14,522)	(5,563)	(421,721)	(11,042)
Class P	(32,659)	(34,102)	(61,712)	(249,854)	—
Class T	(10,535)	(13,273)	—

(43,911)	(71,378)	(120,263)	(774,104)	(11,059)

Automatic conversions:
Class A	958	2,053	3,629	10,681	—
Class B	(958)	(2,053)	(3,629)	(10,681)	—

—	—	—	—	—

Fair fund settlement:
Class A	—	(F)	73	—	1	—
Class B	—	(F)	8	—	—	(F)	—
Class C	—	(F)	13	—	—	(F)	—
Class I	—	(F)	—	(F)	—	—	(F)	—
Class I2	2	275	—	1	—
Class P	2	242	—	1	—
Class T	—	—	(F)	—

4	611	—	3	—

Net increase (decrease) in net assets resulting from
capital shares transactions	63,088	432,393	50,912	(127,520)	1,261,932

Net increase in net assets	164,326	529,527	248,983	61,582	1,412,947

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period and year ended:
(all amounts in thousands)

Transamerica
Transamerica WMC Diversified	Transamerica WMC Diversified	WMC Quality
Equity(M)	Growth	Value(O)
April 30, 2011	October 31,	April 30, 2011	October 31,	April 30, 2011
(unaudited)	2010(C) (N)	(unaudited)	2010(C)	(unaudited)
Net assets:
Beginning of period/year	$789,349	$259,822	$1,155,916	$1,094,334	$—

End of period/year	$953,675	$789,349	$1,404,899	$1,155,916	$1,412,947

Undistributed (accumulated) net investment income (loss)	$(2,203)	$10,396	$(864)	$—	$2,155

Share activity:
Shares issued:
Investor Class	—	139
Class A	78	135	10,176	1,615	85
Class B	16	36	92	288	—
Class C	19	31	211	248	154
Class I	10	33	237	1,551	50
Class I2	3,768	21,090	5,916	4,973	121,962
Class P	2,362	3,606	626	3,236	—
Class T	152	158	—

6,253	25,070	17,410	12,069	122,251

Shares issued on fund acquisition:
Class A	—	6,767	—	—	—
Class B	—	785	—	—	—
Class C	—	1,266	—	—	—
Class I2	—	4,961	—	9,765	—
Class P	—	21,531	—	56,955	—

—	35,310	—	66,720	—

Shares issued-reinvested from distributions:
Investor Class	43
Class A	58	9	—	—	—	(G)
Class B	1	—	(G)	—	—	—
Class C	4	1	—	—	—	(G)
Class I	—	(G)	—	(G)	—	—	(G)	—	(G)
Class I2	427	11	—	459	481
Class P	177	25	—	256	—

667	89	—	715	481

Shares redeemed due to acquisition:
Investor Class	—	(21,531)	—	—	—

Shares redeemed:
Investor Class	(166)
Class A	(495)	(1,209)	(3,615)	(7,654)	(1)
Class B	(41)	(118)	(271)	(881)	—
Class C	(88)	(242)	(464)	(1,162)	—	(G)
Class I	(12)	(4)	(49)	(1,234)	(1)
Class I2	(98)	(1,113)	(562)	(51,333)	(983)
Class P	(2,117)	(2,583)	(6,296)	(30,698)	—
Class T	(381)	(581)	—

(2,851)	(5,435)	(11,638)	(93,543)	(985)

Automatic conversions:
Class A	62	159	374	1,325	—
Class B	(62)	(159)	(405)	(1,429)	—

—	—	(31)	(104)	—

Net increase (decrease) in shares outstanding:
Investor Class	(21,515)
Class A	(296)	5,861	6,935	(4,714)	84
Class B	(86)	544	(584)	(2,022)
Class C	(65)	1,056	(253)	(914)	154
Class I	(2)	29	188	317	49
Class I2	4,097	24,949	5,354	(36,136)	121,460
Class P	422	22,579	(5,670)	29,749
Class T	(229)	(423)

4,070	33,503	5,741	(14,143)	121,747

(A)	Formerly, Transamerica Flexible Income.

(B)	Formerly, Transamerica Money Market.

(C)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 shares.

(D)	Net realized gain (loss) includes all items as listed in the Statement of Operations.

(E)	Change in unrealized appreciation (depreciation) includes all items as listed in the Statement of Operations.

(F)	Rounds to less than $1.

(G)	Rounds to less than 1 share.

(H)	Formerly, Transamerica Short-Term Bond.

(I)	Formerly, Transamerica Focus.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period and year ended:
(all amounts in thousands)

(J)	Formerly, Transamerica Growth Opportunities.

(K)	Formerly, Transamerica Balanced.

(L)	Formerly, Transamerica Small/Mid Cap Value.

(M)	Formerly, Transamerica Diversified Equity

(N)	For this period, information is based on 13 days as Transamerica Premier Diversified Equity and 352 days as Transamerica WMC Diversified Equity (formerly,Transamerica Diversified Equity). The 13 days represents Investor Class activity, which reflects activity of the predecessor’s fund.

(O)	Commenced Operations November 15, 2010.

(P)	For this period, information is based on 13 days as Transamerica Premier Focus and 352 days as Transamerica Morgan Stanley Capital Growth (formerly, Transamerica Focus). The 13 days represents Investor Class activity, which reflects activity of the predecessor’s portfolio.

(Q)	For this period, information is based on 120 days as TS&W International Equity and 61 days as Transamerica TS&W International Equity. The 120 days represent fund level activity, which reflects activity of the predecessor’s fund.

*	Prior to November 1, 2010, the statement of changes in net assets were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS
For the period or years ended:

	Transamerica AEGON Flexible Income(A)
	Class A
	April 30, 2011		October		October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		31, 2010		2009	2008	2007	2006

Net asset value
Beginning of period/year	$8.99		$8.33		$7.22	$9.14	$9.38	$9.31

Investment operations
Net investment income(B)	0.26		0.50		0.46	0.44	0.48	0.43
Net realized and unrealized gain (loss) on investments	0.16		0.70		1.08	(1.89)	(0.25)	0.05

Total from investment operations	0.42		1.20		1.54	(1.45)	0.23	0.48

Distributions
Net investment income	(0.26)		(0.54)		(0.43)	(0.47)	(0.47)	(0.41)

Total distributions	(0.26)		(0.54)		(0.43)	(0.47)	(0.47)	(0.41)

Net asset value
End of period/year	$9.15		$8.99		$8.33	$7.22	$9.14	$9.38

Total return(C)	4.73	%(D)	14.89%		22.30%	(16.57%)	2.42%	5.34%

Net assets end of period/year (000’s)	$60,205		$55,103		$24,173	$13,360	$15,409	$17,005

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.96	%(E)	1.07	%(V)	1.47%	1.39%	1.40%	1.47%
Before reimbursement/fee waiver	1.06	%(E)	1.15	%(V)	1.47%	1.39%	1.40%	1.47%
Net investment income, to average net assets (BB)	5.84	%(E)	5.79%		6.03%	5.12%	5.12%	4.64%
Portfolio turnover rate	22	%(D)	120%		169%	98%	108%	110%

	Transamerica AEGON Flexible Income(A)
	Class B
	April 30, 2011		October 31,		October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010		2009	2008	2007	2006

Net asset value
Beginning of period/year	$9.00		$8.34		$7.23	$9.14	$9.39	$9.32

Investment operations
Net investment income(B)	0.22		0.43		0.40	0.38	0.42	0.38
Net realized and unrealized gain (loss) on investments	0.15		0.71		1.09	(1.88)	(0.26)	0.06

Total from investment operations	0.37		1.14		1.49	(1.50)	0.16	0.44

Distributions
Net investment income	(0.22)		(0.48)		(0.38)	(0.41)	(0.41)	(0.37)

Total distributions	(0.22)		(0.48)		(0.38)	(0.41)	(0.41)	(0.37)

Net asset value
End of period/year	$9.15		$9.00		$8.34	$7.23	$9.14	$9.39

Total return(C)	4.17	%(D)	14.02%		21.39%	(17.03%)	1.66%	4.81%

Net assets end of period/year (000’s)	$8,728		$10,614		$8,161	$8,628	$17,007	$23,501

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.82	%(E)	1.88	%(V)	2.16%	2.05%	2.04%	2.08%
Before reimbursement/fee waiver	1.82	%(E)	1.88	%(V)	2.16%	2.05%	2.04%	2.08%
Net investment income, to average net assets (BB)	4.99	%(E)	4.97%		5.36%	4.42%	4.48%	4.08%
Portfolio turnover rate	22	%(D)	120%		169%	98%	108%	110%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica AEGON Flexible Income(A)
	Class C
	April 30, 2011		October 31,		October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010		2009	2008	2007	2006

Net asset value
Beginning of period/year	$8.96		$8.31		$7.21	$9.12	$9.36	$9.30

Investment operations
Net investment income(B)	0.23		0.44		0.41	0.39	0.42	0.39
Net realized and unrealized gain (loss) on investments	0.15		0.70		1.08	(1.88)	(0.25)	0.04

Total from investment operations	0.38		1.14		1.49	(1.49)	0.17	0.43

Distributions
Net investment income	(0.23)		(0.49)		(0.39)	(0.42)	(0.41)	(0.37)

Total distributions	(0.23)		(0.49)		(0.39)	(0.42)	(0.41)	(0.37)

Net asset value
End of period/year	$9.11		$8.96		$8.31	$7.21	$9.12	$9.36

Total return(C)	4.32	%(D)	14.15%		21.50%	(16.98%)	1.81%	4.74%

Net assets end of period/year (000’s)	$42,606		$36,264		$12,978	$5,981	$8,982	$12,519

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.65	%(E)	1.74%	(V)	2.06%	1.97%	2.00%	2.07%
Before reimbursement/fee waiver	1.65	%(E)	1.74%	(V)	2.06%	1.97%	2.00%	2.07%
Net investment income, to average net assets (BB)	5.13	%(E)	5.14%		5.43%	4.52%	4.51%	4.15%
Portfolio turnover rate	22	%(D)	120%		169%	98%	108%	110%

	Transamerica AEGON Flexible Income(A)
	Class I
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(F)

Net asset value
Beginning of period/year	$9.02		$8.48

Investment operations
Net investment income(B)	0.28		0.50
Net realized and unrealized gain on investments	0.15		0.57

Total from investment operations	0.43		1.07

Distributions
Net investment income	(0.28)		(0.53)

Total distributions	(0.28)		(0.53)

Net asset value
End of period/year	$9.17		$9.02

Total return(C)	4.81	%(D)	13.10	%(D)

Net assets end of period/year (000’s)	$22,135		$9,787

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.68	%(E)	0.76	%(E),(V)
Before reimbursement/fee waiver	0.68	%(E)	0.76	%(E),(V)
Net investment income, to average net assets (BB)	6.08	%(E)	6.25	%(E)
Portfolio turnover rate	22	%(D)	120	%(D)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica AEGON Flexible Income(A)
	Class I2(G)
	April 30, 2011		October 31,		October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010		2009	2008	2007	2006

Net asset value
Beginning of period/year	$9.03		$8.37		$7.25	$9.17	$9.42	$9.35

Investment operations
Net investment income(B)	0.28		0.53		0.50	0.50	0.53	0.50
Net realized and unrealized gain (loss) on investments	0.14		0.71		1.10	(1.90)	(0.26)	0.05

Total from investment operations	0.42		1.24		1.60	(1.40)	0.27	0.55

Distributions
Net investment income	(0.28)		(0.58)		(0.48)	(0.52)	(0.52)	(0.48)

Total distributions	(0.28)		(0.58)		(0.48)	(0.52)	(0.52)	(0.48)

Net asset value
End of period/year	$9.17		$9.03		$8.37	$7.25	$9.17	$9.42

Total return(C)	4.75	%(D)	15.39%		23.16%	(16.02%)	2.93%	6.04%

Net assets end of period/year (000’s)	$118,151		$146,631		$132,177	$128,108	$370,611	$221,116

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.57	%(E)	0.64%	(V)	0.85%	0.77%	0.80%	0.86%
Before reimbursement/fee waiver	0.57	%(E)	0.64%	(V)	0.85%	0.77%	0.80%	0.86%
Net investment income, to average net assets (BB)	6.24	%(E)	6.18%		6.64%	5.67%	5.71%	5.35%
Portfolio turnover rate	22	%(D)	120%		169%	98%	108%	110%

	Transamerica AEGON High Yield Bond
	Class A
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$9.16		$8.45	$6.31	$9.12	$9.19	$8.97

Investment operations
Net investment income(B)	0.31		0.66	0.65	0.64	0.60	0.61
Net realized and unrealized gain (loss) on investments	0.24		0.73	2.14	(2.83)	(0.07)	0.19

Total from investment operations	0.55		1.39	2.79	(2.19)	0.53	0.80

Distributions
Net investment income	(0.30)		(0.68)	(0.66)	(0.62)	(0.60)	(0.58)

Total distributions	(0.30)		(0.68)	(0.66)	(0.62)	(0.60)	(0.58)

Net asset value
End of period/year	$9.41		$9.16	$8.45	$6.31	$9.12	$9.19

Total return(C)	6.12	%(D)	17.21%	47.58%	(25.46%)	5.90%	9.27%

Net assets end of period/year (000’s)	$215,317		$193,332	$67,290	$24,506	$35,147	$43,514

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.16	%(E)	1.15%	1.19%	1.16%	1.15%	1.16%
Before reimbursement/fee waiver	1.16	%(E)	1.15%	1.19%	1.16%	1.15%	1.16%
Net investment income, to average net assets (BB)	6.68	%(E)	7.52%	9.08%	7.65%	6.45%	6.77%
Portfolio turnover rate	44	%(D)	91%	58%	38%	80%	73%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica AEGON High Yield Bond
	Class B
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$9.15		$8.44	$6.30	$9.11	$9.18	$8.97

Investment operations
Net investment income(B)	0.28		0.61	0.60	0.58	0.53	0.55
Net realized and unrealized gain (loss) on investments	0.25		0.72	2.15	(2.83)	(0.06)	0.19

Total from investment operations	0.53		1.33	2.75	(2.25)	0.47	0.74

Distributions
Net investment income	(0.27)		(0.62)	(0.61)	(0.56)	(0.54)	(0.53)

Total distributions	(0.27)		(0.62)	(0.61)	(0.56)	(0.54)	(0.53)

Net asset value
End of period/year	$9.41		$9.15	$8.44	$6.30	$9.11	$9.18

Total return(C)	5.86	%(D)	16.38%	46.69%	(26.04%)	5.19%	8.53%

Net assets end of period/year (000’s)	$12,076		$13,887	$11,898	$9,091	$21,370	$27,753

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.81	%(E)	1.83%	1.91%	1.85%	1.83%	1.83%
Before reimbursement/fee waiver	1.82	%(E)	1.83%	1.91%	1.85%	1.83%	1.83%
Net investment income, to average net assets (BB)	6.03	%(E)	6.93%	8.56%	6.83%	5.77%	6.12%
Portfolio turnover rate	44	%(D)	91%	58%	38%	80%	73%

	Transamerica AEGON High Yield Bond
	Class C
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$9.13		$8.42	$6.30	$9.10	$9.17	$8.96

Investment operations
Net investment income(B)	0.28		0.61	0.60	0.58	0.53	0.55
Net realized and unrealized gain (loss) on investments	0.24		0.73	2.14	(2.82)	(0.06)	0.19

Total from investment operations	0.52		1.34	2.74	(2.24)	0.47	0.74

Distributions
Net investment income	(0.27)		(0.63)	(0.62)	(0.56)	(0.54)	(0.53)

Total distributions	(0.27)		(0.63)	(0.62)	(0.56)	(0.54)	(0.53)

Net asset value
End of period/year	$9.38		$9.13	$8.42	$6.30	$9.10	$9.17

Total return(C)	5.82	%(D)	16.54%	46.63%	(25.89%)	5.21%	8.54%

Net assets end of period/year (000’s)	$48,996		$41,810	$19,548	$5,429	$10,160	$11,317

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.74	%(E)	1.77%	1.81%	1.80%	1.83%	1.83%
Before reimbursement/fee waiver	1.75	%(E)	1.77%	1.81%	1.80%	1.83%	1.83%
Net investment income, to average net assets (BB)	6.10	%(E)	6.96%	8.23%	6.93%	5.77%	6.12%
Portfolio turnover rate	44	%(D)	91%	58%	38%	80%	73%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica AEGON High
	Yield Bond
	Class I
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(F)

Net asset value
Beginning of period/year	$9.20		$8.55

Investment operations
Net investment income(B)	0.33		0.63
Net realized and unrealized gain on investments	0.25		0.68

Total from investment operations	0.58		1.31

Distributions
Net investment income	(0.32)		(0.66)

Total distributions	(0.32)		(0.66)

Net asset value
End of period/year	$9.46		$9.20

Total return(C)	6.42	%(D)	15.92	%(D)

Net assets end of period/year (000’s)	$28,264		$27,057

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.77	%(E)	0.83	%(E)
Before reimbursement/fee waiver	0.78	%(E)	0.83	%(E)
Net investment income, to average net assets (BB)	7.07	%(E)	7.71	%(E)
Portfolio turnover rate	44	%(D)	91	%(D)

	Transamerica AEGON High Yield Bond
	Class I2(G)
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$9.22		$8.50	$6.35	$9.17	$9.24	$9.02

Investment operations
Net investment income(B)	0.33		0.71	0.69	0.69	0.65	0.67
Net realized and unrealized gain (loss) on investments	0.25		0.73	2.16	(2.85)	(0.07)	0.18

Total from investment operations	0.58		1.44	2.85	(2.16)	0.58	0.85

Distributions
Net investment income	(0.32)		(0.72)	(0.70)	(0.66)	(0.65)	(0.63)

Total distributions	(0.32)		(0.72)	(0.70)	(0.66)	(0.65)	(0.63)

Net asset value
End of period/year	$9.48		$9.22	$8.50	$6.35	$9.17	$9.24

Total return(C)	6.47	%(D)	17.74%	48.39%	(25.05%)	6.39%	9.81%

Net assets end of period/year (000’s)	$436,406		$408,505	$472,936	$418,923	$331,300	$315,252

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.65	%(E)	0.66%	0.67%	0.65%	0.65%	0.66%
Before reimbursement/fee waiver	0.66	%(E)	0.66%	0.67%	0.65%	0.65%	0.66%
Net investment income, to average net assets (BB)	7.18	%(E)	8.11%	9.96%	8.34%	6.96%	7.29%
Portfolio turnover rate	44	%(D)	91%	58%	38%	80%	73%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica AEGON High Yield Bond
	Class P
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(H)

Net asset value
Beginning of period/year	$9.16		$8.48

Investment operations
Net investment income(B)	0.31		0.65
Net realized and unrealized gain on investments	0.25		0.67

Total from investment operations	0.56		1.32

Distributions
Net investment income	(0.31)		(0.64)

Total distributions	(0.31)		(0.64)

Net asset value
End of period/year	$9.41		$9.16

Total return(C)	6.27	%(D)	16.21	%(D)

Net assets end of period/year (000’s)	$39,353		$21,963

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.90	%(E)	0.90	%(E)
Before reimbursement/fee waiver	1.05	%(E)	1.07	%(E)
Net investment income, to average net assets (BB)	6.86	%(E)	7.90	%(E)
Portfolio turnover rate	44	%(D)	91	%(D)

Transamerica AEGON Money Market(I)
Class A
April 30, 2011	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)	2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations
Net investment income(B)	—	(J)	—	(J)	—	(J)	0.02	0.05	0.04
Net realized and unrealized gain on investments	—	—	(J)	—	(J)	—	(J)	—	—

Total from investment operations	—	(J)	—	(J)	—	(J)	0.02	0.05	0.04

Net equalization credits and charges	—	—	(J)	—	—	—	—

Distributions
Net investment income	—	(J)	—	(J)	—	(J)	(0.02)	(0.05)	(0.04)
Net realized gains on investments	—	—	—	—	—	(J)	—

Total distributions	—	(J)	—	(J)	—	(J)	(0.02)	(0.05)	(0.04)

Net asset value
End of period/year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(C)	—	%(D),(K)	0.01%	0.21%	2.52%	4.61%	4.09%

Net assets end of period/year (000’s)	$106,778	$119,744	$146,598	$142,456	$95,766	$78,716

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.22	%(E),(L)	0.22	%(L)	0.60	%(L)	0.83%	0.83%	0.83%
Before reimbursement/fee waiver	1.27	%(E)	1.19%	1.11%	1.08%	1.20%	1.23%
Net investment income, to average net assets (BB)	—	% (E),(K)	—	%(K)	0.20%	2.40%	4.54%	3.98%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

Transamerica AEGON Money Market(I)
Class B
April 30, 2011	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)	2010	2009	2008	2007	2006
Net asset value
Beginning of period/year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations
Net investment income(B)	—	(J)	—	(J)	—	(J)	0.02	0.04	0.03
Net realized and unrealized gain on investments	—	—	(J)	—	(J)	—	(J)	—	—

Total from investment operations	—	(J)	—	(J)	—	(J)	0.02	0.04	0.03

Net equalization credits and charges	—	—	(J)	—	—	—	—

Distributions
Net investment income	—	(J)	—	(J)	—	(J)	(0.02)	(0.04)	(0.03)
Net realized gains on investments	—	—	—	—	—	(J)	—

Total distributions	—	(J)	—	(J)	—	(J)	(0.02)	(0.04)	(0.03)

Net asset value
End of period/year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(C)	—	%(D),(K)	0.01%	0.08%	1.83%	3.92%	3.41%

Net assets end of period/year (000’s)	$14,881	$19,442	$35,612	$40,110	$23,324	$25,727

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.22	%(E),(L)	0.21	% (L)	0.73	%(L)	1.48%	1.48%	1.48%
Before reimbursement/fee waiver	1.91	%(E)	1.81%	1.75%	1.75%	1.83%	1.80%
Net investment income, to average net assets (BB)	—	%(E),(K)	—	% (K)	0.08%	1.75%	3.87%	3.50%

Transamerica AEGON Money Market(I)
Class C
April 30, 2011	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)	2010	2009	2008	2007	2006
Net asset value
Beginning of period/year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations
Net investment income(B)	—	(J)	—	(J)	—	(J)	0.02	0.04	0.03
Net realized and unrealized gain on investments	—	—	(J)	—	(J)	—	(J)	—	—

Total from investment operations	—	(J)	—	(J)	—	(J)	0.02	0.04	0.03

Net equalization credits and charges	—	—	(J)	—	—	—	—

Distributions
Net investment income	—	(J)	—	(J)	—	(J)	(0.02)	(0.04)	(0.03)
Net realized gains on investments	—	—	—	—	—	(J)	—

Total distributions	—	(J)	—	(J)	—	(J)	(0.02)	(0.04)	(0.03)

Net asset value
End of period/year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(C)	—	%(D),(K)	0.01%	0.07%	1.86%	3.92%	3.16%

Net assets end of period/year (000’s)	$29,384	$33,800	$46,177	$59,991	$19,638	$17,286

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.22	%(E),(L)	0.22	%(L)	0.76	%(L)	1.48%	1.48%	1.48%
Before reimbursement/fee waiver	1.70	%(E)	1.66%	1.64%	1.67%	1.73%	1.82%
Net investment income, to average net assets (BB)	—	%(E),(K)	—	%(K)	0.07%	1.65%	3.88%	3.40%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica AEGON Money
	Market(I)
	Class I
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(F)
Net asset value
Beginning of period/year	$1.00		$1.00

Investment operations
Net investment income(B)	—	(J)	—	(J)
Net realized and unrealized gain on investments	—		—	(J)

Total from investment operations	—	(J)	—	(J)

Net equalization credits and charges	—		—	(J)

Distributions
Net investment income	—	(J)	—	(J)

Total distributions	—	(J)	—	(J)

End of period/year	$1.00		$1.00

Total return(C)	0.01	%(D)	0.01	%(D)

Net assets end of period/year (000’s)	$55		$55

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.21	% (E),(L)	0.22	%(E),(L)
Before reimbursement/fee waiver	4.05	%(E)	3.16	%(E)
Net investment income, to average net assets (BB)	0.02	%(E)	0.01	%(E)

Transamerica AEGON Money Market(I)
Class I2(G)
April 30, 2011	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)	2010	2009	2008	2007	2006(M)
Net asset value
Beginning of period/year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations
Net investment income(B)	—	(J)	—	(J)	—	(J)	0.03	0.05	0.04
Net realized and unrealized gain on investments	—	—	(J)	—	(J)	—	(J)	—	—

Total from investment operations	—	(J)	—	(J)	—	(J)	0.03	0.05	0.04

Net equalization credits and charges	—	—	(J)	—	—	—	—

Distributions
Net investment income	—	(J)	—	(J)	—	(J)	(0.03)	(0.05)	(0.04)
Net realized gains on investments	—	—	—	—	—	(J)	—

Total distributions	—	(J)	—	(J)	—	(J)	(0.03)	(0.05)	(0.04)

Net asset value
End of period/year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(C)	0.01	%(D)	0.01%	0.35%	2.84%	4.98%	4.30	%(D)

Net assets end of period/year (000’s)	$18,090	$21,773	$34,119	$29,327	$34,673	$26,466

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.21	%(E),(L)	0.21	%(L)	0.45	%(L)	0.48%	0.48%	0.48	%(E)
Before reimbursement/fee waiver	0.52	%(E)	0.50%	0.53%	0.49%	0.52%	0.51	%(E)
Net investment income, to average net assets (BB)	0.02	%(E)	0.01%	0.36%	2.89%	4.88%	4.39	%(E)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
 For the period or years ended:

	Transamerica AEGON Money
	Market(I)
	Class P
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(H)
Net asset value
Beginning of period/year	$1.00		$1.00

Investment operations
Net investment income(B)	—	(J)	—	(J)
Net realized and unrealized gain (loss) on investments	—		—	(J)

Total from investment operations	—	(J)	—	(J)

Net equalization credits and charges	—		—	(J)

Distributions
Net investment income	—	(J)	—	(J)
Net realized gains on investments	—		—

Total distributions	—	(J)	—	(J)

Net asset value
End of period/year	$1.00		$1.00

Total return(C)	0.01	%(D)	0.01	%(D)

Net assets end of period/year (000’s)	$27,884		$32,059

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.21	%(E),(L)	0.21	%(E),(L)
Before reimbursement/fee waiver	0.70	%(E)	0.66	%(E)
Net investment income, to average net assets (BB)	0.02	%(E)	0.01	%(E)

	Transamerica AEGON Short-Term Bond(DD)
	Class A
	April 30, 2011		October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008(EE)
Net asset value
Beginning of period/year	$10.53		$10.26	$9.44	$10.00

Investment operations
Net investment income(B)	0.19		0.43	0.51	0.38
Net realized and unrealized gain (loss) on investments	—	(J)	0.29	0.78	(0.54)

Total from investment operations	0.19		0.72	1.29	(0.16)

Distributions
Net investment income	(0.20)		(0.45)	(0.47)	(0.40)
Net realized gains on investments	(0.02)		—	—	—

Total distributions	(0.22)		(0.45)	(0.47)	(0.40)

Net asset value
End of period/year	$10.50		$10.53	$10.26	$9.44

Total return(C)	1.81	%(D)	7.15%	13.40%	(1.70	%)(D)

Net assets end of period/year (000’s)	$821,537		$856,959	$289,879	$5,663

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.81	%(E)	0.83%	0.91%	1.11	%(E)
Before reimbursement/fee waiver	0.91	%(E)	0.97%	1.09%	1.11	%(E)
Net investment income, to average net assets (BB)	3.63	%(E)	4.16%	5.14%	3.92	%(E)
Portfolio turnover rate	24	%(D)	54%	77%	67	%(D)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS(continued)
For the period or years ended:

	Transamerica AEGON Short-Term Bond(DD)
	Class C				Class I
	April 30, 2011		October 31,	October 31,	October 31,		April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008(EE)		(unaudited)		2010(F)
Net asset value
Beginning of period/year	$10.51		$10.24	$9.42	$10.00		$10.35		$10.14

Investment operations
Net investment income(B)	0.15		0.36	0.43	0.32		0.19		0.39
Net realized and unrealized gain (loss) on investments	(0.01)		0.28	0.80	(0.55)		0.01		0.24

Total from investment operations	0.14		0.64	1.23	(0.23)		0.20		0.63

Distributions
Net investment income	(0.15)		(0.37)	(0.41)	(0.35)		(0.20)		(0.42)
Net realized gains on investments	(0.02)		—	—	—		(0.02)		—

Total distributions	(0.17)		(0.37)	(0.41)	(0.35)		(0.22)		(0.42)

Net asset value
End of period/year	$10.48		$10.51	$10.24	$9.42		$10.33		$10.35

Total return(C)	1.43	%(D)	6.32%	12.74%	(2.43	%)(D)	1.99	%(D)	6.34	%(D)

Net assets end of period/year (000’s)	$839,250		$834,859	$317,130	$7,263		$232,525		$198,461

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.57	%(E)	1.59%	1.65%	1.76	%(E)	0.62	%(E)	0.65	%(E)
Before reimbursement/fee waiver	1.57	%(E)	1.63%	1.74%	1.76	%(E)	0.62	%(E)	0.67	%(E)
Net investment income, to average net assets (BB)	2.87	%(E)	3.40%	4.38%	3.28	%(E)	3.80	%(E)	4.17	%(E)
Portfolio turnover rate	24	%(D)	54%	77%	67	%(D)	24	%(D)	54	%(D)

	Transamerica AEGON Short-Term Bond(DD)
	Class I2(G)
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006
Net asset value
Beginning of period/year	$10.34		$10.08	$9.28	$9.82	$9.84	$9.79
Investment operations
Net investment income(B)	0.20		0.46	0.50	0.43	0.47	0.40
Net realized and unrealized gain (loss) on investments	0.01		0.27	0.80	(0.54)	(0.04)	0.05
Total from investment operations	0.21		0.73	1.30	(0.11)	0.43	0.45
Distributions
Net investment income	(0.21)		(0.47)	(0.50)	(0.43)	(0.45)	(0.40)
Net realized gains on investments	(0.02)		—	—	—	—	—

Total distributions	(0.23)		(0.47)	(0.50)	(0.43)	(0.45)	(0.40)

Net asset value
End of period/year	$10.32		$10.34	$10.08	9.28	$9.82	$9.84

Total return(C)	2.06	%(D)	7.37%	14.44%	(1.22%)	4.45%	4.72%

Net assets end of period/year (000’s)	$1,003,900		$999,064	$710,660	$492,333	$563,889	$379,442

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.52	%(E)	0.53%	0.63%	0.68%	0.67%	0.70%
Before reimbursement/fee waiver	0.52	%(E)	0.58%	0.69%	0.68%	0.67%	0.70%
Net investment income, to average net assets (BB)	3.92	%(E)	4.52%	5.14%	4.38%	4.81%	4.10%
Portfolio turnover rate	24	%(D)	54%	77%	67%	117%	100%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Morgan Stanley Capital Growth(N)
	Class A				Class B				Class C
	April 30, 2011		October 31,		April 30, 2011		October 31,		April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(O)		(unaudited)		2010(O)		(unaudited)		2010(O)
Net asset value
Beginning of period/year	$13.78		$11.77		$12.75		$10.95		$12.74		$10.94

Investment operations
Net investment loss(B)	(0.07)		(0.09)		(0.11)		(0.15)		(0.11)		(0.15)
Net realized and unrealized gain on investments	3.15		2.12		2.91		1.96		2.91		1.96

Total from investment operations	3.08		2.03		2.80		1.81		2.80		1.81

Distributions
Net investment income	—		(0.02)		—		(0.01)		—		(0.01)

Total distributions	—		(0.02)		—		(0.01)		—		(0.01)

Net asset value
End of period/year	$16.86		$13.78		$15.55		$12.75		$15.54		$12.74

Total return(C)	22.35	%(D)	17.24	%(D)	21.96	%(D)	16.51	%(D)	21.98	%(D)	16.53	%(D)

Net assets end of period/year (000’s)	$66,760		$48,547		$10,184		$9,916		$17,276		$12,814

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	1.55	%(E)	1.55	%(E)	2.20	%(E)	2.20	%(E)	2.20	%(E)	2.20	%(E)
Before reimbursement/recapture fee waiver	1.64	%(E)	1.78	%(E)	2.48	%(E)	2.51	%(E)	2.19	%(E)	2.26	%(E)
Net investment loss, to average net assets (BB)	(0.89	%)(E)	(0.75	%)(E)	(1.54	%)(E)	(1.36	%)(E)	(1.55	%)(E)	(1.39	%)(E)
Portfolio turnover rate	94	%(D)	57	%(D)	94	%(D)	57	%(D)	94	%(D)	57	%(D)

	Transamerica Morgan Stanley
	Capital Growth(N)
	Class I
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(F)
Net asset value
Beginning of period/year	$13.89		$11.64

Investment operations
Net investment loss(B)	(0.04)		(0.06)
Net realized and unrealized gain on investments	3.18		2.33

Total from investment operations	3.14		2.27

Distributions
Net investment income	—		(0.02)

Total distributions	—		(0.02)

Net asset value
End of period/year	$17.03		$13.89

Total return(C)	22.61	%(D)	19.58	%(D)

Net assets end of period/year (000’s)	$2,870		$434

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	1.20	%(E)	1.20	%(E)
Before reimbursement/recapture fee waiver	1.15	%(E)	1.85	%(E)
Net investment loss, to average net assets (BB)	(0.58	%)(E)	(0.51	%)(E)
Portfolio turnover rate	94	%(D)	57	%(D)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Morgan Stanley Capital Growth(N)
	Class P(CC)
					10 Months
	April 30, 2011		October 31,		Ended October		December 31,	December 31,	December 31,
For a share outstanding throughout each period	(unaudited)		2010		31, 2009		2008	2007	2006
Net asset value
Beginning of period/year	$13.79		$17.34		$13.28		$23.64	$19.65	$18.59

Investment operations
Net investment loss(B)	(0.06)		(0.08)		(0.10)		(0.10)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	3.16		(3.45)		4.16		(9.65)	4.11	1.17

Total from investment operations	3.10		(3.53)		4.06		(9.75)	4.00	1.06

Fund acquisition
Exchange Reduction	—		(6.83)(AA)		—		—	—	—

Distributions
Net investment income	—		(0.02)		—		—	—	—
Net realized gains on investments	—		—		—		(0.61)	(0.01)	—

Total distributions	—		(0.02)		—		(0.61)	(0.01)	—

Net asset value
End of period/year	$16.89		$13.79		$17.34		$13.28	$23.64	$19.65

Total return(C)	22.48	%(D)	25.87%		30.57	%(E)	(41.19%)	20.35%	5.70%

Net assets end of period/year (000’s)	$79,842		$70,379		$63,698		$50,834	$95,372	$87,200

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	1.40	%(E)	1.42	%(P)	1.45	%(E), (P)	1.37%	1.18%	1.20%
Before reimbursement/recapture fee waiver	1.35	%(E)	1.43	%(P)	1.56	%(E), (P)	1.37%	1.18%	1.20%
Net investment loss, to average net assets (BB)	(0.75	%)(E)	(0.63%)		(0.80	%)(E)	(0.52%)	(0.50%)	(0.61%)
Portfolio turnover rate	94	%(D)	57%		62	%(D)	66%	51%	46%

	Transamerica Morgan Stanley Growth Opportunities(Q)
	Class A
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006
Net asset value
Beginning of period/year	$9.82		$7.54	$6.57	$11.40	$8.36	$7.85

Investment operations
Net investment loss(B)	(0.05)		(0.05)	(0.05)	(0.06)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	2.92		2.33	1.02	(4.77)	3.13	0.58

Total from investment operations	2.87		2.28	0.97	(4.83)	3.04	0.51

Net asset value
End of period/year	$12.69		$9.82	$7.54	$6.57	$11.40	$8.36

Total return(C)	29.23	%(D)	30.41%	14.76%	(42.37%)	36.20%	6.62%

Net assets end of period/year (000’s)	$117,976		$59,685	$48,788	$41,005	$64,825	$56,588

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	1.75	%(E)	1.75%	1.75%	1.75%	1.75%	1.72%
Before reimbursement/recapture fee waiver	1.68	%(E)	1.98%	2.23%	1.81%	1.77%	1.72%
Net investment loss, to average net assets (BB)	(0.91	%)(E)	(0.56%)	(0.68%)	(0.69%)	(1.00%)	(0.89%)
Portfolio turnover rate	105	%(D)	63%	71%	45%	85%	59%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Morgan Stanley Growth Opportunities(Q)
	Class B
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$9.05		$6.99	$6.13	$10.72	$7.92	$7.48

Investment operations
Net investment loss(B)	(0.07)		(0.10)	(0.08)	(0.12)	(0.14)	(0.13)
Net realized and unrealized gain (loss) on investments	2.67		2.16	0.94	(4.47)	2.94	0.57

Total from investment operations	2.60		2.06	0.86	(4.59)	2.80	0.44

Net asset value
End of period/year	$11.65		$9.05	$6.99	$6.13	$10.72	$7.92

Total return(C)	28.73	%(D)	29.47%	14.03%	(42.82%)	35.35%	5.88%

Net assets end of period/year (000’s)	$13,463		$12,406	$14,067	$20,823	$65,123	$66,098

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	2.40	%(E)	2.40%	2.40%	2.40%	2.40%	2.40%
Before reimbursement/recapture fee waiver	2.31	%(E)	2.41%	2.71%	2.46%	2.45%	2.46%
Net investment loss, to average net assets (BB)	(1.40	%)(E)	(1.21%)	(1.25%)	(1.39%)	(1.66%)	(1.57%)
Portfolio turnover rate	105	%(D)	63%	71%	45%	85%	59%

	Transamerica Morgan Stanley Growth Opportunities(Q)
	Class C
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$9.08		$7.01	$6.16	$10.74	$7.94	$7.49

Investment operations
Net investment loss(B)	(0.07)		(0.10)	(0.08)	(0.11)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	2.68		2.17	0.93	(4.47)	2.94	0.57

Total from investment operations	2.61		2.07	0.85	(4.58)	2.80	0.45

Net asset value
End of period/year	$11.69		$9.08	$7.01	$6.16	$10.74	$7.94

Total return(C)	28.74	%(D)	29.53%	13.80%	(42.64%)	35.26%	6.01%

Net assets end of period/year (000’s)	$16,371		$12,781	$10,774	$10,619	$22,656	$21,688

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	2.40	%(E)	2.40%	2.40%	2.34%	2.36%	2.38%
Before reimbursement/recapture fee waiver	2.30	%(E)	2.41%	2.62%	2.34%	2.36%	2.38%
Net investment loss, to average net assets (BB)	(1.44	%)(E)	(1.21%)	(1.31%)	(1.29%)	(1.61%)	(1.54%)
Portfolio turnover rate	105	%(D)	63%	71%	45%	85%	59%

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Morgan Stanley
	Growth Opportunities(Q)
	Class I
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(F)

Net asset value
Beginning of period/year	$10.19		$8.04

Investment operations
Net investment loss(B)	(0.02)		(0.02)
Net realized and unrealized gain on investments	3.01		2.17

Total from investment operations	2.99		2.15

Distributions
Net investment income	(0.04)		—

Total distributions	(0.04)		—

Net asset value
End of period/year	$13.14		$10.19

Total return(C)	29.45	%(D)	26.74	%(D)

Net assets end of period/year (000’s)	$4,180		$815

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	1.07	%(E)	1.40	%(E)
Before reimbursement/recapture fee waiver	1.05	%(E)	1.48	%(E)
Net investment loss, to average net assets (BB)	(0.25	%)(E)	(0.23	%)(E)
Portfolio turnover rate	105	%(D)	63	%(D)

	Transamerica Morgan Stanley Growth Opportunities(Q)
	Class I2(G)
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006(M)

Net asset value
Beginning of period/year	$10.23		$7.78	$6.74	$11.59	$8.43	$7.99

Investment operations
Net investment income (loss)(B)	0.01		0.03	0.01	0.01	(0.01)	—	(J)
Net realized and unrealized gain (loss) on investments	3.03		2.42	1.03	(4.86)	3.17	0.44

Total from investment operations	3.04		2.45	1.04	(4.85)	3.16	0.44

Distributions
Net investment income	(0.06)		—	—	—	—	—

Total distributions	(0.06)		—	—	—	—	—

Net asset value
End of period/year	$13.21		$10.23	$7.78	$6.74	$11.59	$8.43

Total return(C)	29.77	%(D)	31.49%	15.43%	(41.85%)	37.49%	5.51	%(D)

Net assets end of period/year (000’s)	$136,610		$106,970	$111,402	$86,425	$206,863	$214,775

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.87	%(E)	0.88%	0.91%	0.86%	0.88%	0.88	%(E)
Before reimbursement/fee waiver	0.87	%(E)	0.88%	0.91%	0.86%	0.88%	0.88	%(E)
Net investment income (loss), to average net assets (BB)	0.10	%(E)	0.32%	0.15%	0.15%	(0.15%)	(0.06	%)(E)
Portfolio turnover rate	105	%(D)	63%	71%	45%	85%	59	%(D)

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Morgan Stanley
	Growth Opportunities(Q)
	Class P
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(O)

Net asset value
Beginning of period/year	$9.85		$8.01

Investment operations
Net investment loss(B)	(0.02)		(0.02)
Net realized and unrealized gain on investments	2.92		1.85

Total from investment operations	2.90		1.84

Distributions
Net investment income	(0.01)		—

Total distributions	(0.01)		—

Net asset value
End of period/year	$12.74		$9.85

Total return(C)	29.47	%(D)	22.97	%(D)

Net assets end of period/year (000’s)	$128,610		$104,877

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.31	%(E)	1.37	%(E)
Before reimbursement/fee waiver	1.31	%(E)	1.37	%(E)
Net investment loss, to average net assets (BB)	(0.34	%)(E)	(0.18	%)(E)
Portfolio turnover rate	105	%(D)	63	%(D)

	Transamerica Multi-Managed Balanced(R)
	Class A
	April 30, 2011		October 31,		October 31,		October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010		2009		2008	2007	2006
Net asset value
Beginning of period/year	$21.40		$17.85		$16.44		$25.70	$22.05	$19.90

Investment operations
Net investment income(B)	0.11		0.52		0.28		0.28	0.17	0.12
Net realized and unrealized gain (loss) on investments	2.76		3.55		2.47		(8.64)	3.62	2.12

Total from investment operations	2.87		4.07		2.75		(8.36)	3.79	2.24

Distributions
Net investment income	(0.10)		(0.52)		(0.31)		(0.24)	(0.14)	(0.09)
Net realized gains on investments	—		—		(1.03)		(0.66)	—	—

Total distributions	(0.10)		(0.52)		(1.34)		(0.90)	(0.14)	(0.09)

Net asset value
End of period/year	$24.17		$21.40		$17.85		$16.44	$25.70	$22.05

Total return(C)	13.44	%(D)	23.08%		18.43%		(33.55%)	17.28%	11.27%

Net assets end of period/year (000’s)	$137,338		$95,258		$60,279		$49,917	$61,565	$55,547

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.45	%(E)	1.56	%(S)	1.73	%(S)	1.52%	1.56%	1.58%
Before reimbursement/fee waiver	1.46	%(E)	1.56	%(S)	1.73	%(S)	1.52%	1.56%	1.58%
Net investment income, to average net assets (BB)	0.93	%(E)	2.67%		1.72%		1.27%	0.73%	0.57%
Portfolio turnover rate	126	%(D)	99%		100%		52%	52%	51%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

Transamerica Multi-Managed Balanced(R)
Class B
April 30, 2011	October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)	2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$21.34	$17.79	$16.37	$25.58	$21.98	$19.88

Investment operations
Net investment income(B)	0.01	0.33	0.16	0.13	0.04	—	(J)
Net realized and unrealized gain (loss) on investments	2.74	3.58	2.45	(8.58)	3.60	2.12

Total from investment operations	2.75	3.91	2.61	(8.45)	3.64	2.12

Distributions
Net investment income	(0.05)	(0.36)	(0.17)	(0.10)	(0.04)	(0.02)
Net realized gains on investments	—	—	(1.03)	(0.66)	—	—

Total distributions	(0.05)	(0.36)	(1.20)	(0.76)	(0.04)	(0.02)

Net asset value
End of period/year	$24.04	$21.34	$17.79	$16.37	$25.58	$21.98

Total return(C)	12.94	%(D)	22.15%	17.50%	(33.95%)	16.57%	10.65%

Net assets end of period/year (000’s)	$13,519	$14,658	$17,787	$32,469	$96,573	$118,286

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.31	%(E)	2.34	%(S)	2.46	%(S)	2.15%	2.14%	2.15%
Before reimbursement/fee waiver	2.32	%(E)	2.34	%(S)	2.46	%(S)	2.15%	2.14%	2.15%
Net investment income, to average net assets (BB)	0.09	%(E)	1.73%	1.02%	0.59%	0.15%	0.01%
Portfolio turnover rate	126	%(D)	99%	100%	52%	52%	51%

	Transamerica Multi-Managed Balanced(R)
	Class C
	April 30, 2011		October 31,		October 31,		October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010		2009		2008	2007	2006

Net asset value
Beginning of period/year	$21.20		$17.69		$16.30		$25.50	$21.91	$19.82

Investment operations
Net investment income(B)	0.04		0.40		0.18		0.15	0.04	0.01
Net realized and unrealized gain (loss) on investments	2.73		3.53		2.46		(8.56)	3.59	2.10

Total from investment operations	2.77		3.93		2.64		(8.41)	3.63	2.11

Distributions
Net investment income	(0.05)		(0.42)		(0.22)		(0.13)	(0.04)	(0.02)
Net realized gains on investments	—		—		(1.03)		(0.66)	—	—

Total distributions	(0.05)		(0.42)		(1.25)		(0.79)	(0.04)	(0.02)

Net asset value
End of period/year	$23.92		$21.20		$17.69		$16.30	$25.50	$21.91

Total return(C)	13.09	%(D)	22.43%		17.80%		(33.92%)	16.61%	10.64%

Net assets end of period/year (000’s)	$38,387		$24,194		$16,933		$17,719	$32,569	$36,750

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.02	%(E)	2.11	%(S)	2.27	%(S)	2.08%	2.11%	2.12%
Before reimbursement/fee waiver	2.03	%(E)	2.11	%(S)	2.27	%(S)	2.08%	2.11%	2.12%
Net investment income, to average net assets (BB)	0.37	%(E)	2.09%		1.15%		0.69%	0.18%	0.03%
Portfolio turnover rate	126	%(D)	99%		100%		52%	52%	51%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Multi-Managed Balanced(R)
	Class I				Class P
	April 30, 2011		October 31,		April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(F)		(unaudited)		2010(O)

Net asset value
Beginning of period/year	$21.46		$18.49		$21.40		$18.67

Investment operations
Net investment income(B)	0.16		0.57		0.15		0.54
Net realized and unrealized gain on investments	2.75		2.98		2.76		2.80

Total from investment operations	2.91		3.55		2.91		3.34

Distributions
Net investment income	(0.13)		(0.58)		(0.13)		(0.61)

Total distributions	(0.13)		(0.58)		(0.13)		(0.61)

Net asset value
End of period/year	$24.24		$21.46		$24.18		$21.40

Total return(C)	13.61	%(D)	19.52	%(D)	13.62	%(D)	18.19	%(D)

Net assets end of period/year (000’s)	7,868		265		$213,308		$199,226

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	1.04	%(E)	1.46	%(E), (V)	1.10	%(E)	1.11	%(E), (V)
Before reimbursement/recapture fee waiver	1.01	%(E)	2.01	%(E), (V)	1.30	%(E)	1.33	%(E), (V)
Net investment income, to average net assets (BB)	1.37	%(E)	3.15	%(E)	1.29	%(E)	2.88	%(E)
Portfolio turnover rate	126	%(D)	99	%(D)	126	%(D)	99	%(D)

	Transamerica Systematic Small/Mid Cap Value(T)
	Class A
	April 30, 2011		October 31,	October 31,		October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009		2008	2007	2006

Net asset value
Beginning of period/year	$18.89		$14.72	$12.70		$23.78	$17.78	$16.69

Investment operations
Net investment income (loss)(B)	(0.07)		(0.02)	—	(J)	0.21	0.14	0.28
Net realized and unrealized gain (loss) on investments	5.40		4.19	2.33		(8.64)	6.30	1.96

Total from investment operations	5.33		4.17	2.33		(8.43)	6.44	2.24

Distributions
Net investment income	—		—	(0.31)		(0.16)	(0.13)	(0.03)
Net realized gains on investments	—		—	—		(2.49)	(0.31)	(1.12)

Total distributions	—		—	(0.31)		(2.65)	(0.44)	(1.15)

Net asset value
End of period/year	$24.22		$18.89	$14.72		$12.70	$23.78	$17.78

Total return(C)	28.22	%(D)	28.33%	19.12%		(39.47%)	36.99%	13.97%

Net assets end of period/year (000’s)	$401,174		$283,240	$201,569		$199,210	$96,667	$47,014

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.40	%(E)	1.47%	1.59%		1.41%	1.41%	1.39%
Before reimbursement/fee waiver	1.40	%(E)	1.47%	1.59%		1.41%	1.41%	1.39%
Net investment income (loss), to average net assets (BB)	(0.65	%)(E)	(0.12%)	—	%(K)	1.18%	0.71%	1.61%
Portfolio turnover rate	141	%(D)	57%	101%		48%	22%	21%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Systematic Small/Mid Cap Value(T)
	Class B
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$18.05		$14.16	$12.19	$22.89	$17.12	$16.21

Investment operations
Net investment income (loss)(B)	(0.13)		(0.12)	(0.08)	0.06	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	5.15		4.01	2.26	(8.27)	6.06	2.07

Total from investment operations	5.02		3.89	2.18	(8.21)	6.08	2.06

Distributions
Net investment income	—		—	(0.21)	—	—	(0.03)
Net realized gains on investments	—		—	—	(2.49)	(0.31)	(1.12)

Total distributions	—		—	(0.21)	(2.49)	(0.31)	(1.15)

Net asset value
End of period/year	$23.07		$18.05	$14.16	$12.19	$22.89	$17.12

Total return(C)	27.81	%(D)	27.47%	18.37%	(39.85%)	36.09%	13.21%

Net assets end of period/year (000’s)	$45,144		$38,355	$34,573	$31,716	$53,285	$47,007

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.06	%(E)	2.12%	2.24%	2.07%	2.07%	2.10%
Before reimbursement/fee waiver	2.06	%(E)	2.12%	2.24%	2.07%	2.07%	2.10%
Net investment income (loss), to average net assets (BB)	(1.30	%)(E)	(0.74%)	(0.66%)	0.34%	0.12%	(0.06%)
Portfolio turnover rate	141	%(D)	57%	101%	48%	22%	21%

	Transamerica Systematic Small/Mid Cap Value(T)
	Class C
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$17.86		$14.00	$12.10	$22.81	$17.09		$16.18

Investment operations
Net investment income (loss)(B)	(0.13)		(0.12)	(0.08)	0.09		—	(J)
Net realized and unrealized gain (loss) on investments	5.10		3.98	2.23	(8.24)	6.05		2.06

Total from investment operations	4.97		3.86	2.15	(8.15)	6.07		2.06

Distributions
Net investment income	—		—	(0.25)	(0.07)	(0.04)		(0.03)
Net realized gains on investments	—		—	—	(2.49)	(0.31)		(1.12)

Total distributions	—		—	(0.25)	(2.56)	(0.35)		(1.15)

Net asset value
End of period/year	$22.83		$17.86	$14.00	$12.10	$22.81		$17.09

Total return(C)	27.83	%(D)	27.57%	18.42%	(39.84%)	36.16%		13.23%

Net assets end of period/year (000’s)	$221,024		$169,903	$115,960	$95,729	$63,856		$29,105

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.01	%(E)	2.07%	2.20%	2.04%	2.04%		2.08%
Before reimbursement/fee waiver	2.01	%(E)	2.07%	2.20%	2.04%	2.04%		2.08%
Net investment income (loss), to average net assets (BB)	(1.25	%)(E)	(0.73%)	(0.63%)	0.52%	0.10%		(0.03%)
Portfolio turnover rate	141	%(D)	57%	101%	48%	22%		21%

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Systematic
	Small/Mid Cap Value(T)
	Class I
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(F)

Net asset value
Beginning of period/year	$19.15		$15.44

Investment operations
Net investment loss(B)	(0.03)		(0.02)
Net realized and unrealized gain on investments	5.49		3.73

Total from investment operations	5.46		3.71

Net asset value
End of period/year	$24.61		$19.15

Total return(C)	28.51	%(D)	24.03	%(D)

Net assets end of period/year (000’s)	$77,780		$40,346

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.98	%(E)	1.04	%(E)
Before reimbursement/fee waiver	0.98	%(E)	1.04	%(E)
Net investment loss, to average net assets (BB)	(0.23	%)(E)	(0.11	%)(E)
Portfolio turnover rate	141	%(D)	57	%(D)

	Transamerica Systematic Small/Mid Cap Value(T)
	Class I2(G)
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006(M)

Net asset value
Beginning of period/year	$19.13		$14.82	$12.81	$23.91	$17.87	$16.84

Investment operations
Net investment income (loss)(B)	(0.01)		0.08	0.11	0.30	0.26	0.18
Net realized and unrealized gain (loss) on investments	5.48		4.23	2.31	(8.67)	6.32	1.97

Total from investment operations	5.47		4.31	2.42	(8.37)	6.58	2.15

Distributions
Net investment income	—		—	(0.41)	(0.24)	(0.23)	—
Net realized gains on investments	—		—	—	(2.49)	(0.31)	(1.12)

Total distributions	—		—	(0.41)	(2.73)	(0.54)	(1.12)

Net asset value
End of period/year	$24.60		$19.13	$14.82	$12.81	$23.91	$17.87

Total return(C)	28.59	%(D)	29.00%	19.85%	(39.11%)	37.78%	13.30	%(D)

Net assets end of period/year (000’s)	$15,780		$15,893	$10,746	$214,351	$487,605	$478,728

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.86	%(E)	0.88%	0.91%	0.85%	0.85%	0.86	%(E)
Before reimbursement/fee waiver	0.86	%(E)	0.88%	0.91%	0.85%	0.85%	0.86	%(E)
Net investment income (loss), to average net assets (BB)	(0.09	%)(E)	0.47%	0.89%	1.58%	1.30%	1.05	%(E)
Portfolio turnover rate	141	%(D)	57%	101%	48%	22%	21	%(D)

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica TS&W
	International Equity
	Class A		Class C
	April 30,		April 30,
	2011(FF)		2011(FF)
For a share outstanding throughout each period	(unaudited)		(unaudited)

Net asset value
Beginning of period/year	$15.03		$15.03

Investment operations
Net investment income(B)	0.11		0.09
Net realized and unrealized gain on investments	0.67		0.67

Total from investment operations	0.78		0.76

Net asset value
End of period/year	$15.81		$15.79

Total return(C)	5.19	%(D)	5.06	%(D)

Net assets end of period/year (000’s)	$135		$111

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.50	%(E)	2.10	%(E)
Before reimbursement/fee waiver	1.50	%(E)	2.10	%(E)
Net investment income, to average net assets (BB)	4.56	%(E)	3.58	%(E)
Portfolio turnover rate	22	%(D)	22	%(D)

	Transamerica TS&W International Equity(GG)
	Class I
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006
Net asset value
Beginning of period/year	$13.97		$12.55	$9.94	$21.16	$19.08	$14.83

Investment operations
Net investment income(B)	0.24		0.22	0.19	0.26	0.28	0.16
Net realized and unrealized gain (loss) on investments	1.80		1.36	2.61	(8.99)	4.37	4.17

Total from investment operations	2.04		1.58	2.80	(8.73)	4.65	4.33

Distributions
Net investment income	(0.19)		(0.16)	(0.19)	(0.20)	(0.09)	(0.08)
Net realized gains on investments	—		—	—	(2.29)	(2.48)	—

Total distributions	(0.19)		(0.16)	(0.19)	(2.49)	(2.57)	(0.08)

Net asset value
End of period/year	$15.82		$13.97	$12.55	$9.94	$21.16	$19.08

Total return(C)	14.79	%(D)	12.73%	28.58%	(46.36%)	26.86%	29.33%

Net assets end of period/year (000’s)	$87,460		$75,271	$64,600	$51,529	$91,838	$70,503

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.19	%(E)	1.43%	1.67%	1.53%	1.55%	1.61%
Before reimbursement/fee waiver	1.21	%(E)	1.43%	1.67%	1.53%	1.55%	1.61%
Net investment income, to average net assets (BB)	3.43	%(E)	1.76%	1.87%	1.67%	1.47%	0.96%
Portfolio turnover rate	22	%(D)	43%	42%	40%	41%	74%

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica
	TS&W
	International
	Equity
	Class I2		Transamerica WMC Diversified Equity(U)
	April 30,		Class A				Class B
	2011(FF)		April 30, 2011		October 31,		April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		(unaudited)		2010(O)		(unaudited)		2010(O)

Net asset value
Beginning of period/year	$15.03		$14.29		$12.85		$14.22		$12.85

Investment operations
Net investment income (loss)(B)	0.14		(0.04)		0.15		(0.09)		0.06
Net realized and unrealized gain on investments	0.65		2.02		1.31		2.01		1.32

Total from investment operations	0.79		1.98		1.46		1.92		1.38

Distributions
Net investment income	—		(0.16)		(0.02)		(0.04)		(0.01)

Total distributions	—		(0.16)		(0.02)		(0.04)		(0.01)

Net asset value
End of period/year	$15.82		$16.11		$14.29		$16.10		$14.22

Total return(C)	5.26	%(D)	13.91	%(D)	11.32	%(D)	13.50	% (D)	10.68	%(D)

Net assets end of period/year (000’s)	$54,240		$89,642		$83,766		$7,370		$7,735

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07	%(E)	1.52	%(E)	1.52	%(E)	2.17	% (E)	2.17	%(E)
Before reimbursement/fee waiver	1.07	%(E)	1.64	%(E)	1.72	%(E)	2.33	% (E)	2.44	%(E)
Net investment income (loss), to average net assets (BB)	5.66	%(E)	(0.58	%)(E)	1.14	%(E)	(1.22	%) (E)	0.40	%(E)
Portfolio turnover rate	22	%(D)	112	%(D)	79	%(D)	112	%(D)	79	%(D)

	Transamerica WMC Diversified Equity(U)
	Class C				Class I				Class I2(G)
	April 30, 2011		October 31,		April 30, 2011		October 31,		April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(O)		(unaudited)		2010(F)		(unaudited)		2010(O)

Net asset value
Beginning of period/year	$14.22		$12.85		$14.41		$12.65		$14.38		$12.85

Investment operations
Net investment income (loss)(B)	(0.09)		0.06		(0.02)		0.26		0.01		0.26
Net realized and unrealized gain on investments	2.00		1.32		2.04		1.53		2.03		1.30

Total from investment operations	1.91		1.38		2.02		1.79		2.04		1.56

Distributions
Net investment income	(0.06)		(0.01)		(0.23)		(0.03)		(0.26)		(0.03)

Total distributions	(0.06)		(0.01)		(0.23)		(0.03)		(0.26)		(0.03)

Net asset value
End of period/year	$16.07		$14.22		$16.20		$14.41		$16.16		$14.38

Total return(C)	13.45	%(D)	10.68	%(D)	14.10	%(D)	14.16	% (D)	14.30	%(D)	12.12	%(D)

Net assets end of period/year (000’s)	$15,936		$15,013		$436		$421		$469,254		$358,714

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.17	%(E)	2.17	%(E)	1.17	%(E)	1.17	%(E)	0.79	%(E)	0.81	%(E)
Before reimbursement/fee waiver	2.22	%(E)	2.31	%(E)	1.44	%(E)	1.81	%(E)	0.79	%(E)	0.81	%(E)
Net investment income (loss), to average net assets (BB)	(1.23	%)(E)	0.48	%(E)	(0.22	%)(E)	2.14	%(E)	0.14	%(E)	2.02	%(E)
Portfolio turnover rate	112	%(D)	79	%(D)	112	%(D)	79	%(D)	112	%(D)	79	%(D)

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

Transamerica WMC Diversified Equity(U)
Class P (Z)
10 Months
April 30, 2011	October 31,	Ended October	December 31,	December 31,	December 31,
For a share outstanding throughout each period	(unaudited)	2010	31, 2009	2008	2007	2006

Net asset value
Beginning of period/year	$14.34	$12.08	$9.82	$17.15	$14.84	$13.69

Investment operations
Net investment income (loss)(B)	(0.02)	0.21	0.02	0.05	0.01	0.01
Net realized and unrealized gain (loss) on investments	2.02	2.12	2.24	(7.08)	2.77	1.28

Total from investment operations	2.00	2.33	2.26	(7.03)	2.78	1.29

Distributions
Net investment income	(0.21)	(0.07)	—	(0.02)	—	(J)	—
Net realized gains on investments	—	—	—	(0.28)	(0.47)	(0.14)

Total distributions	(0.21)	(0.07)	—	(0.30)	(0.47)	(0.14)

Net asset value
End of period/year	$16.13	$14.34	$12.08	$9.82	$17.15	$14.84

Total return(C)	14.06	%(D)	19.31%	23.01	%(D)	(40.93%)	18.68%	9.42%

Net assets end of period/year (000’s)	$371,037	$323,700	$259,822	$194,445	$305,343	$207,607

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.15	%(E)	1.15%	1.15	%(E)	1.15%	1.15%	1.15%
Before reimbursement/fee waiver	1.48	%(E)	1.38%	1.32	%(E)	1.29%	1.15%	1.15%
Net investment income (loss), to average net assets (BB)	(0.21	%)(E)	1.56%	0.27	%(E)	0.35%	0.08%	0.04%
Portfolio turnover rate	112	%(D)	79%	25	%(D)	44%	29%	36%

	Transamerica WMC Diversified Growth
	Class A
	April 30, 2011		October 31,	October 31,		October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009		2008	2007	2006

Net asset value
Beginning of period/year	$8.90		$7.54	$6.85		$12.07	$9.83	$8.87

Investment operations
Net investment loss(B)	(0.02)		(0.02)	—	(J)	(0.01)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	1.48		1.38	0.69		(5.21)	2.29	1.11

Total from investment operations	1.46		1.36	0.69		(5.22)	2.24	1.04

Distributions
Net realized gains on investments	—		—	—		—	—	(0.08)

Total distributions	—		—	—		—	—	(0.08)

Net asset value
End of period/year	$10.36		$8.90	$7.54		$6.85	$12.07	$9.83

Total return(C)	16.40	%(D)	18.04%	10.07%		(43.25%)	22.79%	11.71%

Net assets end of period/year (000’s)	$425,493		$303,912	$292,838		$300,140	$532,251	$500,483

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	1.52	%(E)	1.52%	1.52%		1.39%	1.40%	1.51%
Before reimbursement/recapture fee waiver	1.46	%(E)	1.56%	1.67%		1.39%	1.40%	1.51%
Net investment income (loss), to average net assets (BB)	(0.52	%)(E)	(0.28%)	0.06%		(0.07%)	(0.48%)	(0.70%)
Portfolio turnover rate	45	%(D)	167%	53%		33%	62%	19%

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica WMC Diversified Growth
	Class B
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$8.22		$7.01	$6.42	$11.39	$9.35	$8.49

Investment operations
Net investment loss(B)	(0.05)		(0.07)	(0.03)	(0.08)	(0.12)	(0.12)
Net realized and unrealized gain (loss) on investments	1.37		1.28	0.62	(4.89)	2.16	1.06

Total from investment operations	1.32		1.21	0.59	(4.97)	2.04	0.94

Distributions
Net realized gains on investments	—		—	—	—	—	(0.08)

Total distributions	—		—	—	—	—	(0.08)

Net asset value
End of period/year	$9.54		$8.22	$7.01	$6.42	$11.39	$9.35

Total return(C)	16.06	%(D)	17.26%	9.19%	(43.63%)	21.82%	11.06%

Net assets end of period/year (000’s)	$29,184		$29,958	$39,699	$59,479	$191,007	$222,144

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.17	%(E)	2.17%	2.17%	2.17%	2.17%	2.17%
Before reimbursement/fee waiver	2.26	%(E)	2.30%	2.50%	2.21%	2.21%	2.34%
Net investment loss, to average net assets (BB)	(1.14	%)(E)	(0.92%)	(0.53%)	(0.87%)	(1.25%)	(1.34%)
Portfolio turnover rate	45	%(D)	167%	53%	33%	62%	19%

	Transamerica WMC Diversified Growth
	Class C
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006

Net asset value
Beginning of period/year	$8.26		$7.04	$6.44	$11.42	$9.37	$8.50

Investment operations
Net investment loss(B)	(0.05)		(0.07)	(0.03)	(0.07)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	1.37		1.29	0.63	(4.91)	2.16	1.07

Total from investment operations	1.32		1.22	0.60	(4.98)	2.05	0.95

Distributions
Net realized gains on investments	—		—	—	—	—	(0.08)

Total distributions	—		—	—	—	—	(0.08)

Net asset value
End of period/year	$9.58		$8.26	$7.04	$6.44	$11.42	$9.37

Total return(C)	15.98	%(D)	17.33%	9.32%	(43.61%)	21.88%	11.16%

Net assets end of period/year (000’s)	$39,495		$36,135	$37,225	$46,676	$101,226	$97,047

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	2.17	%(E)	2.17%	2.17%	2.04%	2.07%	2.10%
Before reimbursement/recapture fee waiver	2.17	%(E)	2.22%	2.32%	2.04%	2.07%	2.10%
Net investment loss, to average net assets (BB)	(1.15	%)(E)	(0.93%)	(0.56%)	(0.72%)	(1.15%)	(1.27%)
Portfolio turnover rate	45	%(D)	167%	53%	33%	62%	19%

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica WMC Diversified
	Growth
	Class I
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(F)

Net asset value
Beginning of period/year	$9.14		$8.12

Investment operations
Net investment income(B)	—	(J)	—	(J)
Net realized and unrealized gain on investments	1.53		1.06

Total from investment operations	1.53		1.06

Distributions
Net investment income	—		(0.04)

Total distributions	—		(0.04)

Net asset value
End of period/year	$10.67		$9.14

Total return(C)	16.61	%(D)	13.14	%(D)

Net assets end of period/year (000’s)	$5,388		$2,903

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.93	%(E)	1.01	%(E)
Before reimbursement/fee waiver	0.93	%(E)	1.01	%(E)
Net investment income, to average net assets (BB)	0.05	%(E)	(0.02	%)(E)
Portfolio turnover rate	45	%(D)	167	%(D)

	Transamerica WMC Diversified Growth
	Class I2(G)
	April 30, 2011		October 31,	October 31,	October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009	2008	2007	2006(M)

Net asset value
Beginning of period/year	$9.10		$7.69	$6.99	$12.23	$9.90	$9.17

Investment operations
Net investment income(B)	0.01		0.04	0.05	0.06	0.01	—	(J)
Net realized and unrealized gain (loss) on investments	1.52		1.41	0.69	(5.30)	2.32	0.81

Total from investment operations	1.53		1.45	0.74	(5.24)	2.33	0.81

Distributions
Net investment income	—		(0.04)	(0.04)	—	—	—
Net realized gains on investments	—		—	—	—	—	(0.08)

Total distributions	—		(0.04)	(0.04)	—	—	(0.08)

Net asset value
End of period/year	$10.63		$9.10	$7.69	$6.99	$12.23	$9.90

Total return(C)	16.81	%(D)	18.94%	10.73%	(42.85%)	23.54%	8.83	%(D)

Net assets end of period/year (000’s)	$553,821		$425,431	$637,103	$500,722	$888,019	$714,803

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.77	%(E)	0.78%	0.82%	0.75%	0.78%	0.81	%(E)
Before reimbursement/fee waiver	0.77	%(E)	0.78%	0.82%	0.75%	0.78%	0.81	%(E)
Net investment income, to average net assets (BB)	0.24	%(E)	0.51%	0.72%	0.55%	0.13%	0.02	%(E)
Portfolio turnover rate	45	%(D)	167%	53%	33%	62%	19	%(D)

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica WMC Diversified
	Growth
	Class P
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(O)

Net asset value
Beginning of period/year	$8.88		$8.07

Investment operations
Net investment income (loss)(B)	(0.01)		0.01
Net realized and unrealized gain on investments	1.49		0.84

Total from investment operations	1.48		0.85

Distributions
Net investment income	—		(0.04)

Total distributions	—		(0.04)

Net asset value
End of period/year	$10.36		$8.88

Total return(C)	16.67	%(D)	10.56	%(D)

Net assets end of period/year (000’s)	$249,374		$264,287

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.15	%(E)	1.15	%(E)
Before reimbursement/fee waiver	1.23	%(E)	1.23	%(E)
Net investment income (loss), to average net assets (BB)	(0.12	%)(E)	0.08	%(E)
Portfolio turnover rate	45	%(D)	167	%(D)

	Transamerica WMC Diversified Growth
	Class T
	April 30, 2011		October 31,	October 31,		October 31,	October 31,	October 31,
For a share outstanding throughout each period	(unaudited)		2010	2009		2008	2007	2006(X)

Net asset value
Beginning of period/year	$25.12		$21.14	$19.14		$33.53	$27.18	$27.10

Investment operations
Net investment income(B)	0.01		0.06	0.10		0.12	—	—	(J)
Net realized and unrealized gain (loss) on investments	4.18		3.92	1.90		(14.51)	6.35	0.08

Total from investment operations	4.19		3.98	2.00		(14.39)	6.35	0.08

Distributions
Net investment income	—		—	—	(J)	—	—	—

Total distributions	—		—	—	(J)	—	—	—

Net asset value
End of period/year	$29.31		$25.12	$21.14		$19.14	$33.53	$27.18

Total return(C)	16.68	%(D)	18.83%	10.46%		(42.92%)	23.36%	0.30	%(D)

Net assets end of period/year (000’s)	$102,144		$93,290	$87,469		$90,881	$183,495	$195,420

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.93	%(E)	0.96%	1.03%		0.89%	0.91%	0.84	%(E)
Before reimbursement/fee waiver	0.93	%(E)	0.96%	1.03%		0.89%	0.91%	0.84	%(E)
Net investment income (loss), to average net assets (BB)	0.10	%(E)	0.28%	0.54%		0.42%	0.01%	(0.21	%)(E)
Portfolio turnover rate	45	%(D)	167%	53%		33%	62%	19	%(D)

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica WMC Quality Value
	Class A		Class C		Class I		Class I2
	April 30, 2011(Y)		April 30, 2011(Y)		April 30, 2011(Y)		April 30, 2011(Y)
For a share outstanding throughout each period	(unaudited)		(unaudited)		(unaudited)		(unaudited)

Net asset value
Beginning of period/year	$10.00		$10.00		$10.00		$10.00

Investment operations
Net investment income(B)	0.04		0.01		0.06		0.07
Net realized and unrealized gain on investments	1.58		1.58		1.58		1.59

Total from investment operations	1.62		1.59		1.64		1.66

Distributions
Net investment income	(0.03)		(0.02)		(0.04)		(0.05)

Total distributions	(0.03)		(0.02)		(0.04)		(0.05)

Net asset value
End of period/year	$11.59		$11.57		$11.60		$11.61

Total return(C)	16.24	%(D)	15.91	%(D)	16.43	%(D)	16.60	% (D)

Net assets end of period/year (000’s)	$972		$1,779		$567		$1,409,629

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.35	%(E)	2.00	%(E)	1.00	%(E)	0.76	% (E)
Before reimbursement/fee waiver	2.50	%(E)	2.69	%(E)	1.10	%(E)	0.76	% (E)
Net investment income, to average net assets (BB)	0.81	%(E)	0.16	%(E)	1.15	%(E)	1.43	% (E)
Portfolio turnover rate	16	%(D)	16	%(D)	16	%(D)	16	% (D)

(A)	Formerly, Transamerica Flexible Income.

(B)	Calculated based on average number of shares outstanding.

(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

(D)	Not annualized.

(E)	Annualized.

(F)	Commenced operations November 30, 2009.

(G)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.

(H)	Commenced operations November 20, 2009.

(I)	Formerly, Transamerica Money Market.

(J)	Rounds to less than $(0.01) or $0.01.

(K)	Rounds to less than (0.01%) or 0.01%.

(L)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to maintain a positive yield. Refer to the notes to the financial statements for details.

(M)	Commenced operations November 15, 2005.

(N)	Formerly, Transamerica Focus.

(O)	Commenced operations November 13, 2009.

(P)	Includes extraordinary expenses. The impact of the expenses were 0.02% and 0.05% for 2010 and 2009, respectively.

(Q)	Formerly, Transamerica Growth Opportunities.

(R)	Formerly, Transamerica Balanced.

(S)	Includes extraordinary expenses. The impact of the expenses were 0.01% and 0.02% for 2010 and 2009, respectively.

(T)	Formerly, Transamerica Small/Mid Cap Value.

(U)	Formerly, Transamerica Diversified Equity

(V)	Includes extraordinary expenses. The impact of the expenses was 0.01%.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

(X)	Commenced operations October 27, 2006.

(Y)	Commenced operations November 15, 2010.

(Z)	Prior to November 13, 2009, information provided in the previous periods reflects Transamerica Premier Diversified Equity, which is the accounting survivor pursuant to a Plan of Reorganization.

(AA)	Prior to the fund acquisition (see the notes to the financial statements for additional information), the accounting surviving funds’ Investor Class had a net asset value per share of $18.60. At the point of the acquisition, the Investor Class became Class P with the net asset value of $11.77.

(BB)	Includes Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, Class C, and Class I2, respectively.

(CC)	Prior to November 13, 2009, information provided in previous periods reflects Transamerica Premier Focus, which is the accounting survivor pursuant to a Plan of Reorganization.

(DD)	Formerly, Transamerica Short-Term Bond.

(EE)	Commenced Operations November 1, 2007.

(FF)	Commenced Operations March 1, 2011.

(GG)	Prior to March 1, 2011, information provided in the previous periods reflect TS&W International Equity Portfolio, which is the accounting survivor pursuant to a Plan of Reorganization.

*	Prior to November 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS
At April 30, 2011
(all amounts in thousands)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Transamerica WMC Quality Value commenced operations on November 15, 2010. Effective March 22, 2011, Transamerica Balanced changed its name to Transamerica Multi-Managed Balanced; Transamerica Diversified Equity changed its name to Transamerica WMC Diversified Equity; Transamerica Focus changed its name to Transamerica Morgan Stanley Capital Growth; Transamerica Growth Opportunities changed its name to Transamerica Morgan Stanley Growth Opportunities; Transamerica Small/Mid Cap Value changed its name to Transamerica Systematic Small/Mid Cap Value; Transamerica Flexible Income changed its name to Transamerica AEGON Flexible Income; Transamerica Money Market changed its name to Transamerica AEGON Money Market; and Transamerica Short-Term Bond changed its name to Transamerica AEGON Short-Term Bond.
Transamerica AEGON Flexible Income, Transamerica AEGON High Yield Bond, Transamerica AEGON Money Market, Transamerica AEGON Short-Term Bond, Transamerica Morgan Stanley Capital Growth, Transamerica Morgan Stanley Growth Opportunities, Transamerica Multi-Managed Balanced, Transamerica Systematic Small/Mid Cap Value, Transamerica TS&W International Equity, Transamerica WMC Diversified Equity, Transamerica WMC Diversified Growth and Transamerica WMC Quality Value (each, a “Fund”; collectively, the “Funds”) are part of Transamerica Funds.
Transamerica AEGON High Yield Bond, Transamerica AEGON Money Market, Transamerica Morgan Stanley Growth Opportunities, and Transamerica WMC Diversified Equity currently have six classes of shares; Class A, Class B, Class C, Class I, Class I2, and Class P. Transamerica Morgan Stanley Capital Growth and Transamerica Multi-Managed Balanced currently have five classes of shares; Class A, Class B, Class C, Class I, and Class P. Transamerica AEGON Flexible Income and Transamerica Systematic Small/Mid Cap Value currently have five classes of shares; Class A, Class B, Class C, Class I, and Class I2. Transamerica WMC Diversified Growth currently has seven classes of shares; Class A, Class B, Class C, Class I, Class I2, Class P and Class T. Class T shares are not available to new investors. Transamerica AEGON Short-Term Bond, Transamerica TS&W International Equity and Transamerica WMC Quality Value currently have four classes of shares; Class A, Class C, Class I, and Class I2. Each of the above classes has a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years after purchase. Effective July 15, 2010, Class B shares of each Fund were no longer offered for purchase.
This report should be read in conjunction with the Funds’ current prospectuses, which contain more complete information about the Funds, including investment objectives and strategies.
In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.
Repurchase agreements: Securities purchased subject to repurchase agreements are held at the Funds’ custodian and, pursuant to the terms of the repurchase agreements, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 1. (continued)
Foreign capital gains taxes: The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Forward foreign currency contracts: The Funds are subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.
At April 30, 2011, the Funds did not hold any open forward foreign currency contracts.
Futures contracts: The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.
Subsequent payments (variation margin) are paid or received by the Funds each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
The open future contracts at April 30, 2011 are listed in the Schedules of Investments. The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities.
Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.
The restricted and illiquid securities at April 30, 2011 are listed in the Schedules of Investments.
Payment in-kind securities (“PIKs”): PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investments on the Statements of Assets and Liabilities.
The PIKs at April 30, 2011 are listed in the Schedules of Investments.
Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts at a rate based on the federal funds rate.
Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Funds’ securities exposes the Funds to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Funds seek to increase their net investment income through the receipt of interest (after rebates and fees).
Such income is reflected separately on the Statements of Operations. The value of loaned securities and related collateral outstanding at April 30, 2011 are shown in the Schedules of Investments and Statements of Assets and Liabilities.
Income from loaned securities on the Statements of Operations is net of fees earned by the lending agent for its services.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 1. (continued)
Commission recapture: The sub-advisers of certain Funds, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Funds with broker/dealers with which Transamerica Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica Funds, or by any other party.
Commissions recaptured for the period ended April 30, 2011, are included in net realized gain (loss) in the Statements of Operations and are summarized as follows:

Fund	Commissions
Transamerica Morgan Stanley Capital Growth	$2
Transamerica Morgan Stanley Growth Opportunities	1
Transamerica WMC Diversified Growth	—	(A)
Transamerica WMC Quality Value	—	(A)

(A)	Rounds to less than $1.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to a Real Estate Investment Trust (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method. Each class bears its own specific expenses as well as a portion of general, common expenses.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.
Redemption fees: Prior to March 1, 2009, a short-term trading redemption fee may be assessed on any sales of Fund shares, excluding Transamerica TS&W International Equity, in a fund account during the first five (5) New York Stock Exchange (“NYSE”) trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. Effective March 1, 2009, the Funds, excluding Transamerica TS&W International Equity, no longer charged redemption fees. Prior to March 1, 2011, TS&W International Equity Portfolio, the predecessor fund of Transamerica TS&W International Equity, retained a redemption fee of 1.00% on redemptions of capital shares held for less than 60 days. The redemption fees received are disclosed in the Funds’ Statements of Changes in Net Assets. Effective March 1, 2011, Transamerica TS&W International Equity no longer charges redemption fees.
Fair funds settlement: The Securities and Exchange Commission (“SEC”) had investigated several companies and found that there were some companies that conducted rapid in and out trading of mutual funds, known as market timing, through deceptive means. Through a SEC order the companies found to be market timing against mutual funds were required to pay amounts to compensate for the market timing activity. Amounts received as a result of the SEC order are noted on the Statements of Changes in Net Assets.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 2. SECURITY VALUATIONS
All investments in securities are recorded at their estimated fair value. The Funds value their investments at the close of the NYSE, normally 4 p.m. ET, each day the NYSE is open for business. The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are: Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.
Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows: Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Foreign securities, in which their primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADRs”), financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.
Securities lending collateral: Securities lending collateral is a money market fund, which is valued at the net assets of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.
Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.
Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 2. (continued)
Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.
U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using TBA quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Funds’ Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.
Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Funds’ Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When a Fund uses fair valuation methods that use significant unobservable inputs to determine a security’s value, the Valuation Committee will use another method that is believed to accurately reflect fair market value and are categorized as Level 3 of the fair value hierarchy.
The hierarchy classification of inputs used to value the Funds’ investments at April 30, 2011 are disclosed in the Valuation Summary of each Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.
There were no significant transfers between Level 1 and Level 2 during the period ended April 30, 2011.
For assets and liabilities for which significant unobservable inputs (Level 3) were used, there is a reconciliation of the beginning to the ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of each respective Fund’s Schedule of Investments.
NOTE 3. RELATED PARTY TRANSACTIONS
TAM, the Funds’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Prior to March 22, 2011, Transamerica Investment Management, LLC (“TIM”), served as sub-adviser to Transamerica AEGON Flexible Income, Transamerica AEGON Money Market, Transamerica AEGON Short-Term Bond, Transamerica Morgan Stanley Capital Growth, Transamerica Morgan Stanley Growth Opportunities, Transamerica Multi-Managed Balanced, Transamerica Systematic Small/Mid Cap Value, and Transamerica WMC Diversified Equity. On March 22, 2011, Transamerica AEGON Flexible Income, Transamerica AEGON Money Market, and Transamerica AEGON Short-Term Bond changed each of its sub-advisers to AEGON USA Investment Management, LLC (“AUIM”), an affiliate of the Funds.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 3. (continued)
Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TIM, AUIM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Funds are also officers of TAM, TIM, AUIM, TFS, and TCI.
At commencement of operations, TAM invested in the Funds. As of April 30, 2011, TAM had investments in each Fund as follows:

	Market		% of Fund’s
Fund Name	Value		Net Assets
Transamerica AEGON Money Market
Class I	$50		0.03%
Transamerica TS&W International Equity
Class A	105		0.08
Transamerica TS&W International Equity
Class C	105		0.08
Transamerica TS&W International Equity
Class I	—	(A)	—	(B)
Transamerica TS&W International Equity
Class I2	—	(A)	—	(B)
Transamerica WMC Diversified Equity
Class I	65		0.01
Transamerica WMC Quality Value
Class A	291		0.02
Transamerica WMC Quality Value
Class C	290		0.02
Transamerica WMC Quality Value
Class I	291		0.02

(A) (B)	Rounds to less than $1. Rounds to less than 0.01%.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 3. (continued)
The following schedule reflects the percentage of each Fund’s assets owned by affiliated investment companies at April 30, 2011:

		% of Net
Transamerica AEGON Flexible Income	Market Value	Assets

Transamerica Asset Allocation-Conservative Portfolio	$17,223	6.84%
Transamerica Asset Allocation-Moderate Portfolio	46,307	18.39
Transamerica Asset Allocation-Moderate Growth Portfolio	638	0.25
Transamerica Asset Allocation-Conservative VP	11,965	4.75
Transamerica Asset Allocation-Moderate Growth VP	16,891	6.71
Transamerica Asset Allocation-Moderate VP	23,931	9.50
Total	$116,955	46.44%

		% of Net
Transamerica AEGON High Yield Bond	Market Value	Assets

Transamerica Asset Allocation-Conservative Portfolio	$74,423	9.53%
Transamerica Asset Allocation-Moderate Portfolio	116,489	14.93
Transamerica Asset Allocation-Moderate Growth Portfolio	105,570	13.53
Transamerica Multi-Manager Alternative Strategies Portfolio	3,223	0.41
Transamerica Asset Allocation-Conservative VP	19,606	2.51
Transamerica Asset Allocation-Moderate Growth VP	29,970	3.84
Transamerica Asset Allocation-Moderate VP	35,174	4.51
Total	$384,455	49.26%

		% of Net
Transamerica AEGON Money Market	Market Value	Assets

Transamerica Asset Allocation-Conservative Portfolio	$5,717	2.90%
Transamerica Asset Allocation-Growth Portfolio	60	0.03
Transamerica Asset Allocation-Moderate Portfolio	4,541	2.31
Transamerica Asset Allocation-Moderate Growth Portfolio	196	0.10
Transamerica Multi-Manager Alternative Strategies Portfolio	5,092	2.58
Total	$15,606	7.92%

		% of Net
Transamerica AEGON Short-Term Bond	Market Value	Assets

Transamerica Asset Allocation-Conservative Portfolio	$109,629	3.79%
Transamerica Asset Allocation-Moderate Portfolio	128,419	4.43
Transamerica Asset Allocation-Moderate Growth Portfolio	60,346	2.08
Transamerica Asset Allocation-Conservative VP	219,633	7.58
Transamerica Asset Allocation-Moderate Growth VP	194,216	6.70
Transamerica Asset Allocation-Moderate VP	272,248	9.40
Transamerica International Moderate Growth VP	10,664	0.37
Total	$995,155	34.35%

		% of Net
Transamerica Morgan Stanley Growth Opportunities	Market Value	Assets

Transamerica Asset Allocation-Conservative Portfolio	$13,884	3.33%
Transamerica Asset Allocation-Growth Portfolio	17,579	4.21
Transamerica Asset Allocation-Moderate Portfolio	49,402	11.84
Transamerica Asset Allocation-Moderate Growth Portfolio	54,075	12.96
Total	$134,940	32.34%

		% of Net
Transamerica TS&W International Equity	Market Value	Assets

Transamerica International Moderate Growth VP	$54,250	38.22%

		% of Net
Transamerica WMC Diversified Equity	Market Value	Assets

Transamerica Asset Allocation-Conservative Portfolio	$37,583	3.94%
Transamerica Asset Allocation-Growth Portfolio	111,855	11.73
Transamerica Asset Allocation-Moderate Portfolio	97,943	10.27
Transamerica Asset Allocation-Moderate Growth Portfolio	214,353	22.48
Total	$461,734	48.42%

		% of Net
Transamerica WMC Diversified Growth	Market Value	Assets

Transamerica Asset Allocation-Conservative Portfolio	$41,530	2.95%
Transamerica Asset Allocation-Growth Portfolio	125,083	8.90
Transamerica Asset Allocation-Moderate Portfolio	135,253	9.63
Transamerica Asset Allocation-Moderate Growth Portfolio	233,885	16.65
Total	$535,751	38.13%

		% of Net
Transamerica WMC Quality Value	Market Value	Assets

Transamerica Asset Allocation-Conservative Portfolio	$51,154	3.62%
Transamerica Asset Allocation-Growth Portfolio	189,715	13.42
Transamerica Asset Allocation-Moderate Portfolio	125,780	8.90
Transamerica Asset Allocation-Moderate Growth Portfolio	269,717	19.09
Transamerica Asset Allocation-Conservative VP	72,899	5.16
Transamerica Asset Allocation-Growth VP	117,685	8.33
Transamerica Asset Allocation-Moderate Growth VP	383,301	27.13
Transamerica Asset Allocation-Moderate VP	191,154	13.53
Total	$1,401,405	99.18%

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 3. (continued)
Investment advisory fees: The Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Transamerica AEGON Flexible Income

First $250 million	0.475%
Over $250 million up to $350 million	0.425%
Over $350 million	0.40%

Transamerica AEGON High Yield Bond

First $400 million	0.59%
Over $400 million up to $750 million	0.575%
Over $750 million	0.55%

Transamerica AEGON Money Market

ANA	0.40%

Transamerica AEGON Short-Term Bond

First $250 million	0.55%
Over $250 million up to $500 million	0.50%
Over $500 million up to $1 billion	0.475%
Over $1 billion	0.45%

Transamerica Morgan Stanley Capital Growth

First $500 million	0.80%
Over $500 million	0.675%

Transamerica Morgan Stanley Growth Opportunities

First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million	0.70%

Transamerica Multi-Managed Balanced

First $500 million	0.75%
Over $500 million up to $1 billion	0.65%
Over $1 billion	0.60%

Transamerica Systematic Small/Mid Cap Value

First $500 million	0.80%
Over $500 million	0.75%

Transamerica TS&W International Equity (Effective March 1, 2011)

First $250 million	0.80%
Over $250 million up to 500 million	0.75%
Over $500 million up to $1 billion	0.725%
Over $1 billion	0.70%

Transamerica TS&W International Equity (Prior to March 1, 2011)

ANA	0.65%

Transamerica WMC Diversified Equity

First $500 million	0.73%
Over $500 million up to $2.5 billion	0.70%
Over $2.5 billion	0.65%

Transamerica WMC Diversified Growth

First $500 million	0.73%
Over $500 million up to $2.5 billion	0.70%
Over $2.5 billion	0.65%

Transamerica WMC Quality Value

First $1 billion	0.70%
Over $1 billion	0.675%
TAM has contractually agreed to waive its advisory fee and will reimburse the Funds to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

	Class A, B, C, I, I2, and T	Class P
Fund	Expense Limit	Expense Limit^

Transamerica AEGON Flexible Income Ø	1.00%	—%
Transamerica AEGON High Yield Bond ε	0.95	0.90
Transamerica AEGON Money Market	0.48	0.48
Transamerica AEGON Short-Term Bond	0.85	—
Transamerica Morgan Stanley Capital Growth	1.20	1.40
Transamerica Morgan Stanley Growth Opportunities	1.40	1.40
Transamerica Multi-Managed Balanced	1.45	1.10
Transamerica Systematic Small/Mid Cap Value ⌂	1.25	—
Transamerica TS&W International Equity ◊	1.15	—
Transamerica WMC Diversified Equity	1.17	1.15
Transamerica WMC Diversified Growth	1.17	1.15
Transamerica WMC Quality Value	1.00	—

Ø	Effective March 1, 2011, Transamerica AEGON Flexible Income had an expense cap change to 1.00%. Prior to March 1, 2011, the expense cap was 1.35%.

ε	Effective March 1, 2011, Transamerica AEGON High Yield Bond had an expense cap change to 0.95%. Prior to March 1, 2011, the expense cap was 1.24%.

⌂	Effective March 1, 2011, Transamerica Systematic Small/Mid Cap Value had an expense cap change to 1.25%. Prior to March 1, 2011, the expense cap was 1.40%

◊	Effective March 1, 2011, Transamerica TS&W International Equity had an expense cap change to 1.15%. Prior to March 1, 2011, the predecessor fund, TS&W International Equity Portfolio, had an expense cap of 1.75%.

^	Inclusive of 12b-1 fees.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 3. (continued)
If total Fund expenses, excluding 12b-1 fees and certain ordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Funds may be required to pay the adviser a portion or all of the previously reimbursed/waived class expenses.
Amounts recaptured by the adviser during the period ended April 30, 2011 were as follows:

Fund	Recaptured Amount

Transamerica Morgan Stanley Capital Growth
Class C	$1
Class I	– (A)
Class P	19

Transamerica Morgan Stanley Growth Opportunities
Class A	29
Class B	6
Class C	7
Class I	– (A)

Transamerica Multi-Managed Balanced
Class I	1

Transamerica WMC Diversified Growth
Class A	97
Class C	1

(A) Rounds to less than $1.
The following amounts were available for recapture as of April 30, 2011:

	Reimbursement of	Available for
Fund	Class Expenses	Recapture Through

Transamerica AEGON High Yield Bond
Fiscal Year 2010:		10/31/2013
Class P	$50

Transamerica AEGON Money Market

Fiscal Year 2008:		10/31/2011
Class A	276
Class B	71
Class C	62
Class I2	2

Fiscal Year 2009:		10/31/2012
Class A	763
Class B	422
Class C	552
Class I2	30

Fiscal Year 2010:		10/31/2013
Fund Level	752
Class A	876
Class B	344
Class C	446
Class I	1
Class I2	1
Class P	55

Transamerica Morgan Stanley Capital Growth

Fiscal Year 2009:		10/31/2012
Class P **	31

Fiscal Year 2010:		10/31/2013
Class A	94
Class B	39
Class C	6
Class I	1
Class P **	7

Transamerica Morgan Stanley Growth Opportunities

Fiscal Year 2008:		10/31/2011
Class A	2
Class B	21

Fiscal Year 2009:		10/31/2012
Class A	203
Class B	48
Class C	15
Fiscal Year 2010:		10/31/2013
Class A	123
Class B	1
Class C	1

Transamerica Multi-Managed Balanced

Fiscal Year 2010:		10/31/2013
Class P	499

Transamerica WMC Diversified Equity

Fiscal Year 2008:		10/31/2011
Class P *	357

Fiscal Year 2009:		10/31/2012
Class P *	311

Fiscal Year 2010:		10/31/2013
Class A	158
Class B	23
Class C	20
Class I	1
Class P *	689

Transamerica WMC Diversified Growth

Fiscal Year 2008:		10/31/2011
Class B	54

Fiscal Year 2009:		10/31/2012
Class A	321
Class B	145
Class C	57

Fiscal Year 2010:		10/31/2013
Class A	121
Class B	46
Class C	18
Class P	250

*	Formerly, Transamerica Premier Diversified Equity, Investor Class.

**	Formerly, Transamerica Premier Focus, Investor Class.

(A)	Amount rounds to less than $1.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 3. (continued)
In addition to the advisory fee waiver for Transamerica AEGON Money Market, TAM or any of its affiliates waive fees or reimburse expenses of one or more classes of Transamerica AEGON Money Market in order to avoid a negative yield. At any point in which Transamerica AEGON Money Market, or any classes thereof, achieves a positive yield, the expenses previously waived or reimbursed within the succeeding three years pursuant to this paragraph may be reimbursed to TAM, to the extent that such reimbursement does not cause classes of Transamerica AEGON Money Market to experience a negative yield. Waived expenses related to the maintenance of the yield are included in the Statements of Operations, within the class expense (reimbursed). As of the period ended April 30, 2011, year ended October 31, 2010 and year ended October 31, 2009, the amounts waived were as follows:

		2011 Amount		2010 Amount		2009 Amount
	2011 Amount	Waived	2010 Amount	Waived	2009 Amount	Waived
Fund/Class	Waived ($)	(Basis Points)	Waived ($)	(Basis Points)	Waived ($)	(Basis Points)
Fund	$286	27	$700	27	$146	5
A	186	33	441	34	305	20
B	83	98	263	99	300	72
C	161	98	382	99	436	70
I	—	—
I2	—	—	—	–	3	1
P	—	—	— (A)	— (B)

(A)	Amount rounds to less than $1.

(B)	Amount rounds to less than 1 basis point.
Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on ANA, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The Funds are authorized under the 12b-1 plans to pay fees on each class up to the following limits: 0.35% for Class A, 1.00% for Class B, 1.00% for Class C, and 0.25% for Class P. 12b-1 fees are not applicable for Class I, Class I2, and Class T. TAM has contractually agreed to waive 0.10% of 12b-1 fees on Class A shares of Transamerica AEGON Flexible Income and Transamerica AEGON Short-Term Bond through March 1, 2012.
Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Class B, Class C, and certain Class A share redemptions. For the period ended April 30, 2011, the underwriter commissions were as follows:

Transamerica AEGON Flexible Income

Received by Underwriter	$142
Retained by Underwriter	26
Contingent Deferred Sales Charge	19

Transamerica AEGON High Yield Bond

Received by Underwriter	172
Retained by Underwriter	32
Contingent Deferred Sales Charge	12

Transamerica AEGON Money Market

Received by Underwriter	—
Retained by Underwriter	—
Contingent Deferred Sales Charge	39

Transamerica AEGON Short-Term Bond

Received by Underwriter	709
Retained by Underwriter	144
Contingent Deferred Sales Charge	329

Transamerica Morgan Stanley Capital Growth

Received by Underwriter	115
Retained by Underwriter	17
Contingent Deferred Sales Charge	7

Transamerica Morgan Stanley Growth Opportunities

Received by Underwriter	78
Retained by Underwriter	12
Contingent Deferred Sales Charge	10

Transamerica Multi-Managed Balanced

Received by Underwriter	$176
Retained by Underwriter	28
Contingent Deferred Sales Charge	6

Transamerica Systematic Small/Mid Cap Value

Received by Underwriter	350
Retained by Underwriter	52
Contingent Deferred Sales Charge	58

Transamerica TS&W International Equity

Received by Underwriter	—	(A)
Retained by Underwriter	—	(A)
Contingent Deferred Sales Charge	—

Transamerica WMC Diversified Equity

Received by Underwriter	26
Retained by Underwriter	4
Contingent Deferred Sales Charge	4

Transamerica WMC Diversified Growth

Received by Underwriter	157
Retained by Underwriter	24
Contingent Deferred Sales Charge	14

Transamerica WMC Quality Value

Received by Underwriter	9
Retained by Underwriter	1
Contingent Deferred Sales Charge	—

(A) Amount rounds to less than $1.
Administrative services: The Funds have entered into an agreement with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.02% of ANA. The Legal fees on the Statements of Operations are fees paid to external legal counsel.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 3. (continued)
Transfer agent fees: Pursuant to a Transfer Agency Agreement, as amended, the Funds pay TFS a fee for providing transfer agent services. Fees paid and the amounts due to TFS for the period ended April 30, 2011 are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Transamerica AEGON Flexible Income	$81	$11
Transamerica AEGON High Yield Bond	236	29
Transamerica AEGON Money Market	289	57
Transamerica AEGON Short-Term Bond	597	66
Transamerica Morgan Stanley Capital Growth	213	38
Transamerica Morgan Stanley Growth Opportunities	377	71
Transamerica Multi-Managed Balanced	405	60
Transamerica TS&W International Equity	53	7
Transamerica Systematic Small/Mid Cap Value	550	72
Transamerica WMC Diversified Equity	1,058	160
Transamerica WMC Diversified Growth	1,108	221
Transamerica WMC Quality Value	45	14
Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.
Brokerage commissions: There were no brokerage commissions incurred on security transactions placed with affiliates of the advisers or sub-advisers for the period ended April 30, 2011.
NOTE 4. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended April 30. 2011 were as follows:

	Purchases of		Proceeds from maturities
	securities:		and sales of securities:
Fund	Long-term	U.S. Government	Long-term	U.S. Government
Transamerica AEGON Flexible Income	$39,829	$15,398	$51,226	$2,175
Transamerica AEGON High Yield Bond	325,803	7,205	295,479	3,635
Transamerica AEGON Money Market	—	—	—	—
Transamerica AEGON Short-Term Bond	673,950	—	669,241	—
Transamerica Morgan Stanley Capital Growth	153,103	—	147,876	—
Transamerica Morgan Stanley Growth Opportunities	385,281	—	370,304	—
Transamerica Multi-Managed Balanced	410,779	90,269	430,503	38,524
Transamerica Systematic Small/Mid Cap Value	931,274	—	894,319	—
Transamerica TS&W International Equity	58,553	—	8,383	—
Transamerica WMC Diversified Equity	963,531	—	951,438	—
Transamerica WMC Diversified Growth	479,013	—	485,993	—
Transamerica WMC Quality Value	1,385,985	—	154,665	—

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS
Transamerica AEGON Flexible Income:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of forward foreign currency contracts held at period end decreased from one contract at the beginning of the period to zero contracts at the end of the period. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Effect of Derivative Instruments on the Statements of Operations for the period ended April 30, 2011:
Derivatives not accounted for as hedging instruments

Foreign exchange
Location	contracts
Realized Gain / (Loss) on derivatives recognized in income
Net realized loss on transactions from foreign currency transactions	$(60)
Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	3
Total	$(57)
For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Transamerica AEGON Short-Term Bond:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of derivatives held at period end is indicative of the volume held throughout the period. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2011
Derivatives not accounted for as hedging instruments

	Interest rate
Location	contracts
Liability derivatives
Unrealized depreciation on future contracts	$(2,052)	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Effect of Derivative Instruments on the Statements of Operations for the period ended April 30, 2011
Derivatives not accounted for as hedging instruments

Location	Interest rate contracts
Realized Gain / (Loss) on derivatives recognized in income
Net realized gain on futures contracts	$1,936
Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts	(309)
Total	$1,627

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 5. (continued)
Transamerica Multi-Managed Balanced:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of futures contracts held at period end increased from zero contracts at the beginning of the period to seven contracts held at the end of the period. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2011
Derivatives not accounted for as hedging instruments

	Interest rate	Equity
Location	contracts	contracts	Total
Asset derivatives
Unrealized appreciation on future contracts	$—	$39	$39	*
Liability derivatives
Unrealized depreciation on future contracts	(67)	—	(67)	*
Total	$(67)	$39	$(28)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Effect of Derivative Instruments on the Statements of Operations for the period ended April 30, 2011
Derivatives not accounted for as hedging instruments

	Interest rate	Equity
Location	contracts	contracts	Total
Realized Gain / (Loss) on derivatives recognized in income
Net realized gain on futures contracts	$(143)	$13	$(130)
Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts	(67)	39	(28)
Total	$(210)	$52	$(158)
NOTE 6. FEDERAL INCOME TAX MATTERS
The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Funds’ tax positions taken for all open tax years (2007 — 2009), or expected to be taken in the Funds’ 2010 tax returns, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 7. REORGANIZATION
Transamerica AEGON Flexible Income:
On November 13, 2009, Transamerica AEGON Flexible Income (formerly, Transamerica Flexible Income) acquired all of the net assets of Transamerica Convertible Securities pursuant to a Plan of Reorganization. Transamerica AEGON Flexible Income is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 8,937 shares of Transamerica AEGON Flexible Income for 8,540 shares of Transamerica Convertible Securities outstanding on November 13, 2009. Transamerica Convertible Securities net assets at that date, $75,162, including $5,629 unrealized appreciation, were combined with those of Transamerica AEGON Flexible Income. The aggregate net assets of Transamerica AEGON Flexible Income immediately before the acquisition were $186,259; the combined net assets of Transamerica AEGON Flexible Income immediately after the acquisition were $261,421. Shares issued with the acquisition were as follows:

Transamerica Convertible Securities

Class	Shares	Amount
A	1,554	$13,041
B	294	2,469
C	717	5,997
I2	6,372	53,655
The exchange ratios of the reorganization for each class are as follows (Transamerica AEGON Flexible Income shares issuable/Transamerica Convertible Securities):

Transamerica Convertible Securities

Classes	Exchange Ratio
A	1.05
B	1.04
C	1.04
I2	1.05
Transamerica AEGON High Yield Bond:
On November 20, 2009, Transamerica AEGON High Yield Bond (formerly, Transamerica High Yield Bond) acquired all of the net assets of Transamerica Premier High Yield Bond Fund pursuant to a Plan of Reorganization. Transamerica AEGON High Yield Bond is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 10,998 shares of Transamerica AEGON High Yield Bond for 14,218 shares of Transamerica Premier High Yield Bond Fund outstanding on November 20, 2009. Transamerica Premier High Yield Bond Fund’s net assets at that date, $93,513, including $7,786 unrealized appreciation, were combined with those of Transamerica AEGON High Yield Bond. The aggregate net assets of Transamerica AEGON High Yield Bond immediately before the acquisition were $582,106; the combined net assets of Transamerica AEGON High Yield Bond immediately after the acquisition were $675,619. Shares issued with the acquisition were as follows:

Transamerica Premier High Yield Bond Fund

Classes	Shares	Amount
I	4,928	$42,041
P	6,070	51,472

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 7. (continued)
The exchange ratios of the reorganization for each class are as follows (Transamerica AEGON High Yield Bond shares issuable/ Transamerica Premier High Yield Bond Fund):
Transamerica Premier High Yield Bond Fund

Classes	Exchange Ratio
I2	0.77
P	0.78
Transamerica AEGON Money Market:
On November 20, 2009, Transamerica AEGON Money Market (formerly, Transamerica Money Market) acquired all of the net assets of Transamerica Premier Cash Reserve Fund pursuant to a Plan of Reorganization. Transamerica AEGON Money Market is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 43,668 shares of Transamerica AEGON Money Market for 43,668 shares of Transamerica Premier Cash Reserve Fund outstanding on November 20, 2009. Transamerica Premier Cash Reserve Fund’s net assets at that date, $43,668, were combined with those of Transamerica AEGON Money Market. The aggregate net assets of Transamerica AEGON Money Market immediately before the acquisition were $254,159; the combined net assets of Transamerica AEGON Money Market immediately after the acquisition were $297,827. Shares issued with the acquisition were as follows:
Transamerica Premier Cash Reserve Fund

Class	Shares	Amount
P	43,668	$43,668
The exchange ratio of the reorganization for the class is as follows (Transamerica AEGON Money Market shares issuable/Transamerica Premier Cash Reserve Fund):
Transamerica Premier Cash Reserve Fund

Class	Exchange Ratio
P	1.00
Transamerica Morgan Stanley Capital Growth:
On November 13, 2009, Transamerica Morgan Stanley Capital Growth (formerly, Transamerica Focus) acquired all of the net assets of Transamerica Premier Focus Fund pursuant to a Plan of Reorganization. Transamerica Premier Focus Fund is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 6,344 shares of Transamerica Premier Focus Fund for 6,344 shares of Transamerica Morgan Stanley Capital Growth. As part of the acquisition shareholders of the accounting survivor, Transamerica Premier Focus Fund, received an additional 2,130 shares; resulting in a total shares of 5,802 of Transamerica Morgan Stanley Capital Growth. Transamerica Morgan Stanley Capital Growth’s net assets at that date, $72,239, including $4,752 unrealized appreciation, were combined with those of Transamerica Premier Focus Fund. The aggregate net assets of Transamerica Premier Focus Fund immediately before the acquisition was $68,302; the combined net assets of Transamerica Morgan Stanley Capital Growth immediately after the acquisition was $140,541. Shares issued with the acquisition were as follows:
Transamerica Premier Focus Fund

Class	Shares	Amount
P	5,802	$68,302

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 7. (continued)
Transamerica Morgan Stanley Capital Growth

Class	Shares	Amount
A	3,369	$39,661
B	1,700	18,628
C	1,275	13,950
The exchange ratio of the reorganization for the class is as follows (Transamerica Morgan Stanley Capital Growth shares issuable/Transamerica Premier Focus Fund):
Transamerica Premier Focus Fund

Class	Exchange Ratio
P	1.58
The exchange ratio of the reorganization for the class is as follows (Transamerica Morgan Stanley Capital Growth shares issuable/Transamerica Morgan Stanley Capital Growth)
Transamerica Morgan Stanley Capital Growth

Class	Exchange Ratio
A	1.00
B	1.00
C	1.00
Transamerica Morgan Stanley Growth Opportunities:
On November 13, 2009, Transamerica Morgan Stanley Growth Opportunities (formerly, Transamerica Growth Opportunities) acquired all of the net assets of Transamerica Premier Growth Opportunities Fund pursuant to a Plan of Reorganization. Transamerica Morgan Stanley Growth Opportunities is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 12,010 shares of Transamerica Morgan Stanley Growth Opportunities for 4,478 shares of Transamerica Premier Growth Opportunities Fund outstanding on November 13, 2009. Transamerica Premier Growth Opportunities Fund’s net assets at that date, $96,199, including $12,641 unrealized appreciation, were combined with those of Transamerica Morgan Stanley Growth Opportunities. The aggregate net assets of Transamerica Morgan Stanley Growth Opportunities immediately before the acquisition were $197,060; the combined net assets of Transamerica Morgan Stanley Growth Opportunities immediately after the acquisition were $293,259. Shares issued with the acquisition were as follows:
Transamerica Premier Growth Opportunities Fund

Class	Shares	Amount
P	12,010	$96,199
The exchange ratio of the reorganization for the class is as follows (Transamerica Morgan Stanley Growth Opportunities shares issuable/Transamerica Premier Growth Opportunities Fund):
Transamerica Premier Growth Opportunities Fund

Class	Exchange Ratio
P	2.68

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 7. (continued)
Transamerica Multi-Managed Balanced:
On November 13, 2009, Transamerica Multi-Managed Balanced (formerly, Transamerica Balanced) acquired all of the net assets of Transamerica Value Balanced and Transamerica Premier Balanced Fund pursuant to a Plan of Reorganization. Transamerica Multi-Managed Balanced is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 16,603 shares of Transamerica Multi-Managed Balanced for 2,784 shares of Transamerica Value Balanced and 13,545 shares of Transamerica Premier Balanced Fund outstanding on November 13, 2009. Transamerica Value Balanced net assets at that date, $28,129, including $4,036 unrealized appreciation, were combined with those of Transamerica Multi-Managed Balanced. Transamerica Premier Balanced Fund’s net assets at that date, $281,788, including $32,655 unrealized appreciation, were combined with those of Transamerica Multi-Managed Balanced. The aggregate net assets of Transamerica Multi-Managed Balanced immediately before the acquisition were $98,823; the combined net assets of Transamerica Multi-Managed Balanced immediately after the acquisition were $408,740. Shares issued with the acquisition were as follows:
           Transamerica Value Balanced

Classes	Shares	Amount
A	1,014	$18,932
B	207	3,855
C	289	5,342
          Transamerica Premier Balanced Fund

Class	Shares	Amount
P	15,093	$281,788
The exchange ratios of the reorganization for each class are as follows (Transamerica Multi-Managed Balanced shares issuable/Transamerica Value Balanced):
          Transamerica Value Balanced

Classes	Exchange Ratio
A	0.54
B	0.54
C	0.54
The exchange ratio of the reorganization for the class is as follows (Transamerica Multi-Managed Balanced shares issuable/Transamerica Premier Balanced Fund):
Transamerica Premier Balanced Fund

Class	Exchange Ratio
P	1.11
Transamerica TS&W International Equity
On March 1, 2011, Transamerica TS&W International Equity acquired all of the net assets of TS&W International Equity Portfolio pursuant to a Plan of Reorganization. TS&W International Equity Portfolio is the accounting survivor. The purpose of the transaction was to achieve additional international exposure with a new client base within the Trust. The acquisition was accomplished by a tax-free exchange of 5,502 shares of Transamerica TS&W International Equity for 5,502 shares of TS&W International Equity Portfolio outstanding on March 1, 2011. Transamerica TS&W International Equity’s net assets at that date were $200, which were combined with those of TS&W International Equity Portfolio. The aggregate net assets of TS&W International Equity Portfolio were $83,612; the combined net assets of Transamerica TS&W International Equity immediately after the acquisition were $83,812. Shares issued with the acquisition were as follows:

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 7. (continued)
          TS&W International Equity Portfolio

Class	Shares	Amount
I	5,502	$83,612
          Transamerica TS&W International Equity

Classes	Shares	Amount
A	7	$100
C	7	$100
I	(a)	(a)
I2	(a)	(a)

(a)	Classes I and I2 held less 1 share and $1 at time of acquisition.
The exchange ratios of the reorganization for each class are as follows (Transamerica TS&W International Equity shares issuable/TS&W International Equity Portfolio):
          TS&W International Equity Portfolio

Class	Exchange Ratio
I	1.00
The exchange ratios of the reorganization for each class are as follows (Transamerica TS&W International Equity shares issuable/ Transamerica TS&W International Equity):
          Transamerica TS&W International Equity

Classes	Exchange Ratio
A	1.00
C	1.00
I	1.00
I2	1.00
Assuming the reorganization had been completed on November 1, 2010, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the period ended April 30, 2011, are as follows:

Net investment income	$5,061
Net realized and unrealized gain	32,139
Net increase in net assets resulting from operations	37,200
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Transamerica TS&W International Equity that have been included in the Fund’s Statement of Operations since March 1, 2011.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 7. (continued)
Transamerica WMC Diversified Equity:
On November 13, 2009, Transamerica WMC Diversified Equity (formerly, Transamerica Diversified Equity) acquired all of the net assets of Transamerica Science & Technology, Transamerica Templeton Global, Transamerica Premier Diversified Equity Fund and Transamerica Premier Institutional Diversified Equity Fund pursuant to a Plan of Reorganization. Transamerica Premier Diversified Equity Fund is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 35,310 shares of Transamerica WMC Diversified Equity for 17,970 shares of Transamerica Science & Technology, 4,437 shares of Transamerica Templeton Global, 21,531 shares of Transamerica Premier Diversified Equity Fund and 216 shares of Transamerica Premier Institutional Diversified Equity Fund outstanding on November 13, 2009. Transamerica Science & Technology’s net assets at that date, $71,411, including $16,691 unrealized appreciation, were combined with those of Transamerica WMC Diversified Equity. Transamerica Templeton Global net assets at that date, $103,595, including $5,276 unrealized appreciation, were combined with those of Transamerica WMC Diversified Equity. Transamerica Premier Diversified Equity Fund’s net assets at that date, $276,775, including $29,067 unrealized appreciation, were combined with those of Transamerica WMC Diversified Equity. Transamerica Premier Institutional Diversified Equity Fund’s net assets at that date, $2,115, including $346 unrealized appreciation, were combined with those of Transamerica WMC Diversified Equity, which was newly organized on November 13, 2009; therefore, it had no assets before the acquisition. The combined net assets of Transamerica WMC Diversified Equity immediately after the acquisition were $453,896. Shares issued with the acquisition were as follows:
          Transamerica Science & Technology

Classes	Shares	Amount
A	500	$6,423
B	131	1,678
C	128	1,647
I2	4,796	61,663
          Transamerica Templeton Global

Classes	Shares	Amount
A	6,267	$80,558
B	654	8,412
C	1,138	14,625
          Transamerica Premier Diversified Equity Fund

Class	Shares	Amount
P	21,531	$276,775
Transamerica Premier Institutional Diversified Equity Fund

Class	Shares	Amount
I2	165	$2,115
The exchange ratios of the reorganization for each class are as follows (Transamerica WMC Diversified Equity shares issuable/Transamerica Science & Technology):
          Transamerica Science & Technology

Classes	Exchange Ratio
A	0.30
B	0.28
C	0.28
I2	0.31

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 7. (continued)
The exchange ratios of the reorganization for each class are as follows (Transamerica WMC Diversified Equity shares issuable/Transamerica Templeton Global):
          Transamerica Templeton Global

Classes	Exchange Ratio
A	1.84
B	1.74
C	1.72
The exchange ratio of the reorganization for the class is as follows (Transamerica WMC Diversified Equity shares issuable/Transamerica Premier Diversified Equity Fund):
          Transamerica Premier Diversified Equity Fund

Class	Exchange Ratio
P	1.00
The exchange ratio of the reorganization for the class is as follows (Transamerica WMC Diversified Equity shares issuable/Transamerica Premier Institutional Diversified Equity Fund):
          Transamerica Premier Institutional Diversified Equity Fund

Class	Exchange Ratio
I2	0.76
Transamerica WMC Diversified Growth:
On November 13, 2009, Transamerica WMC Diversified Growth acquired all of the net assets of Transamerica Premier Equity Fund and Transamerica Premier Institutional Equity Fund pursuant to a Plan of Reorganization. Transamerica WMC Diversified Growth is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 66,720 shares of Transamerica WMC Diversified Growth for 25,932 shares of Transamerica Premier Equity Fund and 8,477 shares of Transamerica Premier Institutional Equity Fund outstanding on November 13, 2009. Transamerica Premier Equity Fund’s net assets at that date, $459,628, including $49,578 unrealized appreciation, were combined with those of Transamerica WMC Diversified Growth. Transamerica Premier Institutional Equity Fund’s net assets at that date, $80,466, including $7,579 unrealized appreciation, were combined with those of Transamerica WMC Diversified Growth. The aggregate net assets of Transamerica WMC Diversified Growth immediately before the acquisition were $1,167,181; the combined net assets of Transamerica WMC Diversified Growth immediately after the acquisition were $1,707,275. Shares issued with the acquisition were as follows:
          Transamerica Premier Equity Fund

Class	Shares	Amount
P	56,955	$459,628
          Transamerica Premier Institutional Equity Fund

Class	Shares	Amount
I2	9,765	$80,466

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
NOTE 7. (continued)
The exchange ratio of the reorganization for the class is as follows (Transamerica WMC Diversified Growth shares issuable/ Transamerica Premier Equity Fund):
          Transamerica Premier Equity Fund

Class	Exchange Ratio
P	2.20
The exchange ratio of the reorganization for the class is as follows (Transamerica WMC Diversified Growth shares issuable/ Transamerica Premier Institutional Equity Fund):
          Transamerica Premier Institutional Equity Fund

Class	Exchange Ratio
I2	1.15

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA AEGON FLEXIBLE INCOME
(formerly Transamerica Flexible Income)
APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
At a special meeting of the Board Members of Transamerica Funds (the “Board”) held on January 19, 2011, the Board, including the Independent Board Members, approved the termination of Transamerica Investment Management, LLC (“TIM”) as sub-adviser to Transamerica Flexible Income (the “Fund”), and approved a new investment sub-advisory agreement for the Fund between Transamerica Asset Management, Inc. (“TAM” or the “Manager”) and AEGON USA Investment Management, LLC (“AUIM” or the “Sub-Adviser”) the Fund’s proposed new Sub-Adviser, subject to shareholder approval. The Board Members noted that the proposal to replace TIM as sub-adviser to the Fund, was part of a broader initiative by AEGON to consolidate the fixed income activities of TIM and AUIM into a single investment platform under AUIM.
The Board considered the termination of TIM as sub-adviser for the Fund and the appointment of AUIM as replacement sub-adviser. The Board authorized TAM to terminate the sub-advisory agreement with TIM. The Board also approved the sub-advisory agreement with AUIM, with respect to the Fund, for an initial two-year period (the “New Sub-Advisory Agreement”), pending shareholder approval.
To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.
Among other matters, the Board Members considered:
(a) that TAM advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;

(b) that AUIM is an experienced and respected asset management firm, and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services that AUIM provides to other funds within the Transamerica fund complex;

(c) that AUIM and TAM are affiliated entities;

(d) that certain portfolio managers at TIM, the current sub-adviser for the Fund, are expected to join AUIM following the consolidation of all fixed income activities under AUIM;

(e) that in June 2010 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the applicable Transamerica funds;

(f) the proposed responsibilities of AUIM for the Fund and the services expected to be provided by it;

(g) the fact that the sub-advisory fees payable by TAM to AUIM would be the same as those paid by TAM to the Fund’s current sub-adviser;

(h) that advisory fees paid by the Fund to TAM would not increase;

(i) that the sub-advisory fees paid by TAM to AUIM are consistent with TAM’s fiduciary duty under applicable law;

(j) that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Fund based on its desire to engage a sub-adviser with strong research and management capabilities across the fixed income spectrum and with the ability to implement the current investment strategies of the Fund;

(k) that the Proposal is part of a broader initiative by AEGON to consolidate the fixed income activities of TIM and AUIM into a single investment platform under AUIM; and

(l) that the Fund would bear the costs of obtaining shareholder approval of the New Sub-Advisory Agreement, such costs to be allocated on the basis of the Fund’s net assets except where direct costs can reasonably be attributed to the Fund.
Further, the Board Members, including a majority of the Independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which TAM and AUIM derives an inappropriate advantage. A discussion followed which included additional consideration of these and other matters.
In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them, and the Board Members, including a majority of the Independent Board Members, concluded that the New Sub-Advisory Agreement should be approved and that the fees payable thereunder are consistent with TAM’s fiduciary duty under applicable law and that the New Sub-Advisory Agreement should be recommended to Fund shareholders for approval.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA AEGON FLEXIBLE INCOME (continued)
(formerly Transamerica Flexible Income)
APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM and AUIM as to the operations, facilities, organization and personnel of AUIM, the anticipated ability of AUIM to perform its duties under the New Sub-Advisory Agreement, and the anticipated ability of AUIM to implement the current investment strategies of the Fund. The Board Members also considered that AUIM and TAM are affiliated entities. The Board Members considered the proposed change to the Fund’s name. The Board Members considered that TAM has advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. The Board Members considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on the assessment of the services that AUIM provides to other funds within the Transamerica fund complex. The Board Members took into consideration that certain portfolio managers at TIM are expected to join AUIM following the consolidation of all fixed income activities under AUIM. The Board Members also considered that they recently had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.
Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Fund and that AUIM’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.
Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate under the New Sub-Advisory Agreement as well as the overall management fee structure of the Fund and noted that they would remain unchanged. The Board Members noted that the Fund does not pay the sub-advisory fee. The Board Members took into consideration that they had recently reviewed the Manager’s profitability with respect to the Fund and that advisory fees would remain unchanged. The Board Members determined that the sub-advisory fee payable by TAM to AUIM is consistent with TAM’s fiduciary duty under applicable law.
Economies of Scale. The Board Members noted that the advisory fee schedule of the Fund would remain unchanged and that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members also considered that breakpoint fee structures were in place with respect to the Fund, and determined that the breakpoints permit certain economies of scale for the benefit of shareholders as the Fund grows. The Board Members concluded that they would have the opportunity to periodically re-examine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.
Fall-Out Benefits. The Board Members took into consideration the character of other incidental benefits received by AUIM, including the use of portfolio brokerage transactions to pay for research services that AUIM typically enters into with regard to other funds that it sub-advises within the Transamerica fund complex and noted that they had recently determined that such benefits are expected to be consistent with industry practice and the best interests of those funds and their shareholders. The Board Members also considered the potential for increased visibility in the marketplace as a result of AUIM’s relationship with the Fund.
Investment Performance. The Board Members considered AUIM’s investment management experience, capabilities and resources, including with respect to other funds that it sub-advises within the Transamerica fund complex. In addition, the Board Members noted that they had recently considered the performance of those other funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs. Based on this information, the Board Members determined that AUIM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.
Other Considerations. The Board Members considered that the Proposal is part of a broader initiative by AEGON to consolidate the fixed income activities of TIM and AUIM into a single investment platform under AUIM.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA AEGON MONEY MARKET
(formerly Transamerica Money Market)
APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
At a special meeting of the Board Members of Transamerica Funds (the “Board”) held on January 19, 2011, the Board, including the Independent Board Members, approved the termination of Transamerica Investment Management, LLC (“TIM”) as sub-adviser to Transamerica Money Market (the “Fund”), and approved a new investment sub-advisory agreement for the Fund between Transamerica Asset Management, Inc. (“TAM” or the “Manager”) and AEGON USA Investment Management, LLC (“AUIM” or the “Sub-Adviser”) the Fund’s proposed new Sub-Adviser, subject to shareholder approval. The Board Members noted that the proposal to replace TIM as sub-adviser to the Fund, was part of a broader initiative by AEGON to consolidate the fixed income activities of TIM and AUIM into a single investment platform under AUIM.
The Board considered the termination of TIM as sub-adviser for the Fund and the appointment of AUIM as replacement sub-adviser. The Board authorized TAM to terminate the sub-advisory agreement with TIM. The Board also approved the sub-advisory agreement with AUIM, with respect to the Fund, for an initial two-year period (the “New Sub-Advisory Agreement”), pending shareholder approval.
To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.
Among other matters, the Board Members considered:
(a) that TAM advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;

(b) that AUIM is an experienced and respected asset management firm, and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services that AUIM provides to other funds within the Transamerica fund complex;

(c) that AUIM and TAM are affiliated entities;

(d) that certain portfolio managers at TIM, the current sub-adviser for the Fund, are expected to join AUIM following the consolidation of all fixed income activities under AUIM;

(e) that in June 2010 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the applicable Transamerica funds;

(f) the proposed responsibilities of AUIM for the Fund and the services expected to be provided by it;

(g) the fact that the sub-advisory fees payable by TAM to AUIM would be the same as those paid by TAM to the Fund’s current sub-adviser;

(h) that advisory fees paid by the Fund to TAM would not increase;

(i) that the sub-advisory fees paid by TAM to AUIM are consistent with TAM’s fiduciary duty under applicable law;

(j) that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Fund based on its desire to engage a sub-adviser with strong research and management capabilities across the fixed income spectrum and with the ability to implement the current investment strategies of the Fund;

(k) that the Proposal is part of a broader initiative by AEGON to consolidate the fixed income activities of TIM and AUIM into a single investment platform under AUIM; and

(l) that the Fund would bear the costs of obtaining shareholder approval of the New Sub-Advisory Agreement, such costs to be allocated on the basis of the Fund’s net assets except where direct costs can reasonably be attributed to the Fund.
Further, the Board Members, including a majority of the Independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which TAM and AUIM derives an inappropriate advantage. A discussion followed which included additional consideration of these and other matters.
In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them, and the Board Members, including a majority of the Independent Board Members, concluded that the New Sub-Advisory Agreement should be approved and that the fees payable thereunder are consistent with TAM’s fiduciary duty under applicable law and that the New Sub-Advisory Agreement should be recommended to Fund shareholders for approval.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA AEGON MONEY MARKET (continued)
(formerly Transamerica Money Market)
APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM and AUIM as to the operations, facilities, organization and personnel of AUIM, the anticipated ability of AUIM to perform its duties under the New Sub-Advisory Agreement, and the anticipated ability of AUIM to implement the current investment strategies of the Fund. The Board Members also considered that AUIM and TAM are affiliated entities. The Board Members considered the proposed change to the Fund’s name. The Board Members considered that TAM has advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. The Board Members considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on the assessment of the services that AUIM provides to other funds within the Transamerica fund complex. The Board Members took into consideration that certain portfolio managers at TIM are expected to join AUIM following the consolidation of all fixed income activities under AUIM. The Board Members also considered that they recently had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.
Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Fund and that AUIM’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.
Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate under the New Sub-Advisory Agreement as well as the overall management fee structure of the Fund and noted that they would remain unchanged. The Board Members noted that the Fund does not pay the sub-advisory fee. The Board Members took into consideration that they had recently reviewed the Manager’s profitability with respect to the Fund and that advisory fees would remain unchanged. The Board Members determined that the sub-advisory fee payable by TAM to AUIM is consistent with TAM’s fiduciary duty under applicable law.
Economies of Scale. The Board Members noted that the advisory fee schedule of the Fund would remain unchanged and that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members concluded that they would have the opportunity to periodically reexamine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.
Fall-Out Benefits. The Board Members took into consideration the character of other incidental benefits received by AUIM, including the use of portfolio brokerage transactions to pay for research services that AUIM typically enters into with regard to other funds that it sub-advises within the Transamerica fund complex and noted that they had recently determined that such benefits are expected to be consistent with industry practice and the best interests of those funds and their shareholders. The Board Members also considered the potential for increased visibility in the marketplace as a result of AUIM’s relationship with the Fund.
Investment Performance. The Board Members considered AUIM’s investment management experience, capabilities and resources, including with respect to other funds that it sub-advises within the Transamerica fund complex. In addition, the Board Members noted that they had recently considered the performance of those other funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs. Based on this information, the Board Members determined that AUIM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.
Other Considerations. The Board Members considered that the Proposal is part of a broader initiative by AEGON to consolidate the fixed income activities of TIM and AUIM into a single investment platform under AUIM.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA AEGON SHORT-TERM BOND

(formerly Transamerica Short-Term Bond)
APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
At a special meeting of the Board Members of Transamerica Funds (the “Board”) held on January 19, 2011, the Board, including the Independent Board Members, approved the termination of Transamerica Investment Management, LLC (“TIM”) as sub-adviser to Transamerica Short-Term Bond (the “Fund”), and approved a new investment sub-advisory agreement for the Fund between Transamerica Asset Management, Inc. (“TAM” or the “Manager”) and AEGON USA Investment Management, LLC (“AUIM” or the “Sub-Adviser”) the Fund’s proposed new Sub-Adviser, subject to shareholder approval. The Board Members noted that the proposal to replace TIM as sub-adviser to the Fund, was part of a broader initiative by AEGON to consolidate the fixed income activities of TIM and AUIM into a single investment platform under AUIM.
The Board considered the termination of TIM as sub-adviser for the Fund and the appointment of AUIM as replacement sub-adviser. The Board authorized TAM to terminate the sub-advisory agreement with TIM. The Board also approved the sub-advisory agreement with AUIM, with respect to the Fund, for an initial two-year period (the “New Sub-Advisory Agreement”), pending shareholder approval.
To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.
Among other matters, the Board Members considered:
(a) that TAM advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;

(b) that AUIM is an experienced and respected asset management firm, and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services that AUIM provides to other funds within the Transamerica fund complex;

(c) that AUIM and TAM are affiliated entities;

(d) that certain portfolio managers at TIM, the current sub-adviser for the Fund, are expected to join AUIM following the consolidation of all fixed income activities under AUIM;

(e) that in June 2010 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the applicable Transamerica funds;

(f) the proposed responsibilities of AUIM for the Fund and the services expected to be provided by it;

(g) the fact that the sub-advisory fees payable by TAM to AUIM would be the same as those paid by TAM to the Fund’s current sub-adviser;

(h) that advisory fees paid by the Fund to TAM would not increase;

(i) that the sub-advisory fees paid by TAM to AUIM are consistent with TAM’s fiduciary duty under applicable law;

(j) that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Fund based on its desire to engage a sub-adviser with strong research and management capabilities across the fixed income spectrum and with the ability to implement the current investment strategies of the Fund;

(k) that the Proposal is part of a broader initiative by AEGON to consolidate the fixed income activities of TIM and AUIM into a single investment platform under AUIM; and

(l) that the Fund would bear the costs of obtaining shareholder approval of the New Sub-Advisory Agreement, such costs to be allocated on the basis of the Fund’s net assets except where direct costs can reasonably be attributed to the Fund.
Further, the Board Members, including a majority of the Independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which TAM and AUIM derives an inappropriate advantage. A discussion followed which included additional consideration of these and other matters.
In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them, and the Board Members, including a majority of the Independent Board Members, concluded that the New Sub-Advisory Agreement should be approved and that the fees payable thereunder are consistent with TAM’s fiduciary duty under applicable law and that the New Sub-Advisory Agreement should be recommended to Fund shareholders for approval.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA AEGON SHORT-TERM BOND
(formerly Transamerica Short-Term Bond)
APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM and AUIM as to the operations, facilities, organization and personnel of AUIM, the anticipated ability of AUIM to perform its duties under the New Sub-Advisory Agreement, and the anticipated ability of AUIM to implement the current investment strategies of the Fund. The Board Members also considered that AUIM and TAM are affiliated entities. The Board Members considered the proposed change to the Fund’s name. The Board Members considered that TAM has advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. The Board Members considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on the assessment of the services that AUIM provides to other funds within the Transamerica fund complex. The Board Members took into consideration that certain portfolio managers at TIM are expected to join AUIM following the consolidation of all fixed income activities under AUIM. The Board Members also considered that they recently had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.
Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Fund and that AUIM’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.
Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate under the New Sub-Advisory Agreement as well as the overall management fee structure of the Fund and noted that they would remain unchanged. The Board Members noted that the Fund does not pay the sub-advisory fee. The Board Members took into consideration that they had recently reviewed the Manager’s profitability with respect to the Fund and that advisory fees would remain unchanged. The Board Members determined that the sub-advisory fee payable by TAM to AUIM is consistent with TAM’s fiduciary duty under applicable law.
Economies of Scale. The Board Members noted that the advisory fee schedule of the Fund would remain unchanged and that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members also considered that breakpoint fee structures were in place with respect to the Fund. The Board Members concluded that they would have the opportunity to periodically re-examine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.
Fall-Out Benefits. The Board Members took into consideration the character of other incidental benefits received by AUIM, including the use of portfolio brokerage transactions to pay for research services that AUIM typically enters into with regard to other funds that it sub-advises within the Transamerica fund complex and noted that they had recently determined that such benefits are expected to be consistent with industry practice and the best interests of those funds and their shareholders. The Board Members also considered the potential for increased visibility in the marketplace as a result of AUIM’s relationship with the Fund.
Investment Performance. The Board Members considered AUIM’s investment management experience, capabilities and resources, including with respect to other funds that it sub-advises within the Transamerica fund complex. In addition, the Board Members noted that they had recently considered the performance of those other funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs. Based on this information, the Board Members determined that AUIM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.
Other Considerations. The Board Members considered that the Proposal is part of a broader initiative by AEGON to consolidate the fixed income activities of TIM and AUIM into a single investment platform under AUIM.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA MORGAN STANLEY CAPITAL GROWTH
(formerly known as Transamerica Focus)
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
At a special meeting of the Board Members of Transamerica Funds (the “Board”) held on January 19, 2011, the Board, including the Independent Board Members, approved the termination of Transamerica Investment Management, LLC (“TIM”) as sub-adviser to Transamerica Focus (the “Fund”), and approved a new investment sub-advisory agreement for the Fund between Transamerica Asset Management, Inc. (“TAM” or the “Manager”) and Morgan Stanley Investment Management Inc. (“MSIM” or the “Sub-Adviser”) the Fund’s proposed new Sub-Adviser.
The Board considered the termination of TIM as sub-adviser for the Fund and the appointment of MSIM as replacement sub-adviser. The Board authorized TAM to terminate the sub-advisory agreement with TIM. The Board also approved the sub-advisory agreement with MSIM, with respect to the Fund, for an initial two-year period (the “New Sub-Advisory Agreement”).
To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.
Among other matters, the Board Members considered:
(a) that TAM advised the Board Members that the appointment of the Sub-Adviser is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;

(b) that the Sub-Adviser is an experienced and respected asset management firm, and that TAM believes that the Sub-Adviser has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services the Sub-Adviser provides to other funds within the Transamerica fund complex;

(c) that in June 2010 the Board performed a full annual review of the sub-advisory agreements with the Sub-Adviser with respect to TAM funds not discussed herein, and determined that the Sub-Adviser has the capabilities, resources and personnel necessary to provide the sub-advisory services to the Fund;

(d) the proposed responsibilities of the Sub-Adviser for the Fund and the services expected to be provided by it;

(e) that advisory fee rates paid by the Fund to TAM would not increase; and

(f) that the sub-advisory fee payable to the Sub-Adviser would be paid by TAM and not the Fund, and that the sub-advisory fee payable by TAM to the Sub-Adviser are consistent with TAM’s fiduciary duty under applicable law.
Further, the Board Members, including a majority of the Independent Board Members, found that the change in sub-adviser is in the best interest of the Fund and its shareholders and does not involve a conflict of interest from which TAM derives an inappropriate advantage. A discussion followed which included additional consideration of these and other matters.
In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them, and the Board Members, including a majority of the Independent Board Members, concluded that the New Sub-Advisory Agreement should be approved and that the fees payable thereunder are consistent with TAM’s fiduciary duty under applicable law and that the New Sub-Advisory Agreement should be recommended to Fund shareholders for approval.
Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by the Sub-Adviser under the New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM as to the operations, facilities, organization and personnel of the Sub-Adviser, the anticipated ability of the Sub-Adviser to perform its duties under the New Sub-Advisory Agreement, and any anticipated changes to the name, current investment program, and other practices of the Fund. The Board Members considered that TAM has advised the Board Members that the appointment of the Sub-Adviser is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. The Board Members considered that the Sub-Adviser is an experienced and respected asset management firm and that TAM believes that the Sub-Adviser has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on the assessment of the services that the Sub-Adviser provides to other funds within the Transamerica fund complex. The Board also noted that TAM recommended to the Board that the Sub-Adviser be appointed based on TAM’s desire to engage a sub-adviser with a proven performance record for the particular investment strategy that is contemplated for the Fund.
Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that the Sub-Adviser can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and the Sub-Adviser’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA MORGAN STANLEY CAPITAL GROWTH (continued)
(formerly known as Transamerica Focus)
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate under the New Sub-Advisory Agreement as well as the overall management fee structure of the Fund. The Board Members noted that the Fund does not directly pay the sub-advisory fee. The Board Members took into consideration that they reviewed TAM’s anticipated profitability with respect to the Fund to the extent that the New Sub-Advisory Agreement was approved and noted that advisory fee rates would remain unchanged. The Board Members determined that the sub-advisory fees proposed to be paid by TAM to the Sub-Adviser are consistent with TAM’s fiduciary duty under applicable law.
Economies of Scale. The Board Members noted that TAM believes that the appointment of the Sub-Adviser has the potential to attract additional assets. The Board Members also noted that the advisory fee schedule, which contains breakpoints, would remain unchanged and determined that the breakpoints permit certain economies of scale for the benefit of shareholders as the Fund grows. The Board Members concluded that they would have the opportunity to periodically reexamine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser, in the future.
Fall-Out Benefits. The Board Members took into consideration the character of other incidental benefits that may be received by the Sub-Adviser, including the potential use of portfolio brokerage transactions to pay for research services, and noted that TAM believes that such benefits are expected to be consistent with industry practice. The Board Members also considered the potential for increased visibility in the marketplace as a result of the Sub-Adviser’s relationship with the Fund.
Investment Performance. The Board Members noted the Sub-Adviser’s investment management experience, capabilities and resources. The Board Members also noted that TAM believes the appointment of the Sub-Adviser could benefit shareholders by offering them the potential for superior performance, but were unable to predict what effect execution of the New Sub-Advisory Agreement would actually have on the future performance of the Fund. Based on this information, the Board determined that the Sub-Adviser is capable of generating a level of investment performance that is appropriate in light of the Fund’s intended investment objectives, policies and strategies.
Other Considerations. The Board Members also considered that the proposed Sub-Adviser change is one of a number of recommendations by Management following a strategic review of AEGON’s asset management business. Further, the Board Members noted that TAM believes that the proposed changes are in the best interest of shareholders to protect shareholder value based on the unsettled state of TIM over the past year.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA MORGAN STANLEY GROWTH OPPORTUNITIES
(formerly known as Transamerica Growth Opportunities)
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
At a special meeting of the Board Members of Transamerica Funds (the “Board”) held on January 19, 2011, the Board, including the Independent Board Members, approved the termination of Transamerica Investment Management, LLC (“TIM”) as sub-adviser to Transamerica Growth Opportunities (the “Fund”), and approved a new investment sub-advisory agreement for the Fund between Transamerica Asset Management, Inc. (“TAM” or the “Manager”) and Morgan Stanley Investment Management Inc. (“MSIM” or the “Sub-Adviser”) the Fund’s proposed new Sub-Adviser.
The Board considered the termination of TIM as sub-adviser for the Fund and the appointment of MSIM as replacement sub-adviser. The Board authorized TAM to terminate the sub-advisory agreement with TIM. The Board also approved the sub-advisory agreement with MSIM, with respect to the Fund, for an initial two-year period (the “New Sub-Advisory Agreement”).
To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.
Among other matters, the Board Members considered:
(a) that TAM advised the Board Members that the appointment of the Sub-Adviser is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;

(b) that the Sub-Adviser is an experienced and respected asset management firm, and that TAM believes that the Sub-Adviser has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services the Sub-Adviser provides to other funds within the Transamerica fund complex;

(c) that in June 2010 the Board performed a full annual review of the sub-advisory agreements with the Sub-Adviser with respect to TAM funds not discussed herein, and determined that the Sub-Adviser has the capabilities, resources and personnel necessary to provide the sub-advisory services to the Fund;

(d) the proposed responsibilities of the Sub-Adviser for the Fund and the services expected to be provided by it;

(e) that advisory fee rates paid by the Fund to TAM would not increase; and

(f) that the sub-advisory fee payable to the Sub-Adviser would be paid by TAM and not the Fund, and that the sub-advisory fee payable by TAM to the Sub-Adviser are consistent with TAM’s fiduciary duty under applicable law.
Further, the Board Members, including a majority of the Independent Board Members, found that the change in sub-adviser is in the best interest of the Fund and its shareholders and does not involve a conflict of interest from which TAM derives an inappropriate advantage. A discussion followed which included additional consideration of these and other matters.
In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them, and the Board Members, including a majority of the Independent Board Members, concluded that the New Sub-Advisory Agreement should be approved and that the fees payable thereunder are consistent with TAM’s fiduciary duty under applicable law and that the New Sub-Advisory Agreement should be recommended to Fund shareholders for approval.
Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by the Sub-Adviser under the New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM as to the operations, facilities, organization and personnel of the Sub-Adviser, the anticipated ability of the Sub-Adviser to perform its duties under the New Sub-Advisory Agreement, and any anticipated changes to the name, current investment program, and other practices of the Fund. The Board Members considered that TAM has advised the Board Members that the appointment of the Sub-Adviser is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. The Board Members considered that the Sub-Adviser is an experienced and respected asset management firm and that TAM believes that the Sub-Adviser has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on the assessment of the services that the Sub-Adviser provides to other funds within the TAM fund complex. The Board also noted that TAM recommended to the Board that the Sub-Adviser be appointed based on TAM’s desire to engage a sub-adviser with a proven performance record for the particular investment strategy that is contemplated for the Fund.
Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that the Sub-Adviser can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that the Sub-Adviser’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA MORGAN STANLEY GROWTH OPPORTUNITIES (continued)
(formerly known as Transamerica Growth Opportunities)
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate under the New Sub-Advisory Agreement as well as the overall management fee structure of the Fund. The Board Members noted that the Fund does not directly pay the sub-advisory fee. The Board Members took into consideration that they reviewed TAM’s anticipated profitability with respect to the Fund to the extent that the New Sub-Advisory Agreement was approved and noted that advisory fee rates would remain unchanged. The Board Members determined that the sub-advisory fees proposed to be paid by TAM to the Sub-Adviser are consistent with TAM’s fiduciary duty under applicable law.
Economies of Scale. The Board Members noted that TAM believes that the appointment of the Sub-Adviser has the potential to attract additional assets. The Board Members also noted that the advisory fee schedule, which contains breakpoints, would remain unchanged and determined that the breakpoints permit certain economies of scale for the benefit of shareholders as the Fund grows. The Board Members concluded that they would have the opportunity to periodically reexamine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser, in the future.
Fall-Out Benefits. The Board Members took into consideration the character of other incidental benefits that may be received by the Sub-Adviser, including the potential use of portfolio brokerage transactions to pay for research services, and noted that TAM believes that such benefits are expected to be consistent with industry practice. The Board Members also considered the potential for increased visibility in the marketplace as a result of the Sub-Adviser’s relationship with the Fund.
Investment Performance. The Board Members noted the Sub-Adviser’s investment management experience, capabilities and resources. The Board Members also noted that TAM believes the appointment of the Sub-Adviser could benefit shareholders by offering them the potential for superior performance, but were unable to predict what effect execution of the New Sub-Advisory Agreement would actually have on the future performance of the Fund. Based on this information, the Board determined that the Sub-Adviser is capable of generating a level of investment performance that is appropriate in light of the Fund’s intended investment objectives, policies and strategies.
Other Considerations. The Board Members also considered that the proposed Sub-Adviser change is one of a number of recommendations by Management following a strategic review of AEGON’s asset management business. Further, the Board Members noted that TAM believes that the proposed changes are in the best interest of shareholders to protect shareholder value based on the unsettled state of TIM over the past year.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA MULTI-MANAGED BALANCED
(formerly known as Transamerica Balanced)
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
At a special meeting of the Board Members of Transamerica Funds (the “Board”) held on January 19, 2011, the Board, including the Independent Board Members, approved the termination of Transamerica Investment Management, LLC (“TIM”) as sub-adviser to Transamerica Balanced (the “Fund”), and approved a new investment sub-advisory agreement for the Fund between Transamerica Asset Management, Inc. (“TAM” or the “Manager”), J.P. Morgan Investment Management Inc. (“JPMorgan”) and BlackRock Financial Management, Inc. (“BlackRock”) (collectively, the “Sub-Advisers”), as the Fund’s proposed new co-sub-advisers.
The Board considered the termination of TIM as sub-adviser for the Fund and the appointment of JPMorgan and BlackRock as replacement sub-advisers. The Board authorized TAM to terminate the sub-advisory agreement with TIM. The Board also approved the sub-advisory agreements with JPMorgan and BlackRock with respect to the Fund, for an initial two-year period (the “New Sub-Advisory Agreements”). Management reported that the equity sleeve of the Fund would be managed by JPMorgan, and the fixed income sleeve of the Fund would be managed by BlackRock. Management also reported that the advisory fees were not expected to change as a result of this Transaction.
To assist the Board Members in their consideration of the New Sub-Advisory Agreements, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.
Among other matters, the Board Members considered:
(a) that TAM advised the Board Members that the appointment of the Sub-Advisers is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;
(b) that the Sub-Advisers are experienced and respected asset management firms, and that TAM believes that the Sub-Advisers each have the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services the Sub-Advisers provide to other funds within the TAM fund complex;
(c) that in June 2010 the Board performed a full annual review of the sub-advisory agreements with the Sub-Advisers with respect to TAM funds not discussed herein, and determined that the Sub-Advisers each have the capabilities, resources and personnel necessary to provide the sub-advisory services to the Fund;
(d) the proposed responsibilities of the Sub-Advisers for the Fund and the services expected to be provided by them;
(e) that advisory fee rates paid by the Fund to TAM would not increase; and
(f) that the sub-advisory fees payable to the Sub-Advisers would be paid by TAM and not the Fund, and that the sub-advisory fees payable by TAM to the Sub-Advisers are consistent with TAM’s fiduciary duty under applicable law.
Further, the Board Members, including a majority of the Independent Board Members, found that the change in sub-adviser is in the best interest of the Fund and its shareholders and does not involve a conflict of interest from which TAM derives an inappropriate advantage. A discussion followed which included additional consideration of these and other matters.
In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them, and the Board Members, including a majority of the Independent Board Members, concluded that the New Sub-Advisory Agreement should be approved and that the fees payable thereunder are consistent with TAM’s fiduciary duty under applicable law and that the New Sub-Advisory Agreement should be recommended to Fund shareholders for approval.
Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by the Sub-Advisers under the New Sub-Advisory Agreements, the Board Members considered, among other things, information and assurances provided by TAM as to the operations, facilities, organization and personnel of the Sub-Advisers, the anticipated ability of the Sub-Advisers to perform their duties under the New Sub-Advisory Agreements, and any anticipated changes to the name, current investment program, and other practices of the Fund. The Board Members considered that TAM has advised the Board Members that the appointment of each Sub-Adviser is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. The Board Members considered that the Sub-Advisers are experienced and respected asset management firms and that TAM believes that the Sub-Advisers each have the capabilities, resources and personnel necessary to provide advisory services to the Fund based on the assessment of the services that the Sub-Advisers provide to other funds within the TAM fund complex. The Board also noted that TAM recommended to the Board that the Sub-Advisers be appointed based on TAM’s desire to engage sub-advisers with proven performance records for the particular investment strategy that is contemplated for the Fund.
Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that the Sub-Advisers can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the fund and that each Sub-Adviser’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA MULTI-MANAGED BALANCED (continued)
(formerly known as Transamerica Balanced)
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rates under the New Sub-Advisory Agreements as well as the overall management fee structure of the Fund. The Board Members noted that the Fund does not directly pay the sub-advisory fee. The Board Members took into consideration that they reviewed TAM’s anticipated profitability with respect to the Fund to the extent that the New Sub-Advisory Agreements were approved and noted that advisory fee rates would remain unchanged. The Board Members determined that the sub-advisory fees proposed to be paid by TAM to the Sub-Advisers are consistent with TAM’s fiduciary duty under applicable law.
Economies of Scale. The Board Members noted that TAM believes that the appointment of the Sub-Advisers has the potential to attract additional assets. The Board Members also noted that the advisory fee schedule, which contains breakpoints, would remain unchanged and determined that the breakpoints permit certain economies of scale for the benefit of shareholders as the Fund grows. The Board Members concluded that they would have the opportunity to periodically reexamine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Advisers, in the future.
Fall-Out Benefits. The Board Members took into consideration the character of other incidental benefits that may be received by the Sub-Advisers, including the potential use of portfolio brokerage transactions to pay for research services, and noted that TAM believes that such benefits are expected to be consistent with industry practice. The Board Members also considered the potential for increased visibility in the marketplace as a result of each Sub-Adviser’s relationship with the Fund.
Investment Performance. The Board Members noted each Sub-Adviser’s investment management experience, capabilities and resources. The Board Members also noted that TAM believes the appointment of both Sub-Advisers could benefit shareholders by offering them the potential for superior performance, but were unable to predict what effect execution of the New Sub-Advisory Agreements would actually have on the future performance of the Fund. Based on this information, the Board determined that the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Fund’s intended investment objectives, policies and strategies.
Other Considerations. The Board Members also considered that the proposed sub-adviser change is one of a number of recommendations by Management following a strategic review of AEGON’s asset management business. Further, the Board Members noted that TAM believes that the proposed changes are in the best interest of shareholders to protect shareholder value based on the unsettled state of TIM over the past year.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA SYSTEMATIC SMALL/MID CAP VALUE
(formerly known as Transamerica Small/Mid Cap Value)
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
At a special meeting of the Board Members of Transamerica Funds (the “Board”) held on January 19, 2011, the Board, including the Independent Board Members, approved the termination of Transamerica Investment Management, LLC (“TIM”) as sub-adviser to Transamerica Small/Mid Cap Value (the “Fund”), and approved a new investment sub-advisory agreement for the Fund between Transamerica Asset Management, Inc. (“TAM” or the “Manager”) and Systematic Financial Management L.P. (“Systematic” or the “Sub-Adviser”) the Fund’s proposed new Sub-Adviser.
The Board considered the termination of TIM as sub-adviser for the Fund and the appointment of Systematic as replacement sub-adviser. The Board authorized TAM to terminate the sub-advisory agreement with TIM. The Board also approved the sub-advisory agreement with Systematic, with respect to the Fund, for an initial two-year period (the “New Sub-Advisory Agreement”).
To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.
Among other matters, the Board Members considered:
(a) that TAM advised the Board Members that the appointment of the Sub-Adviser is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;
(b) that the Sub-Adviser is an experienced and respected asset management firm, and that TAM believes that the Sub-Adviser has the capabilities, resources and personnel necessary to provide advisory services to the Fund;
(c) the proposed responsibilities of the Sub-Adviser for the Fund and the services expected to be provided by it;
(d) that advisory fee rates paid by the Fund to TAM would not increase; and
(e) that the sub-advisory fee payable to the Sub-Adviser would be paid by TAM and not the Fund, and that the sub-advisory fee payable by TAM to the Sub-Adviser are consistent with TAM’s fiduciary duty under applicable law.
Further, the Board Members, including a majority of the Independent Board Members, found that the change in sub-adviser is in the best interest of the Fund and its shareholders and does not involve a conflict of interest from which TAM derives an inappropriate advantage. A discussion followed which included additional consideration of these and other matters.
In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them, and the Board Members, including a majority of the Independent Board Members, concluded that the New Sub-Advisory Agreement should be approved and that the fees payable thereunder are consistent with TAM’s fiduciary duty under applicable law and that the New Sub-Advisory Agreement should be recommended to Fund shareholders for approval.
Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by the Sub-Adviser under the New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM as to the operations, facilities, organization and personnel of the Sub-Adviser, the anticipated ability of the Sub-Adviser to perform its duties under the New Sub-Advisory Agreement, and any anticipated changes to the name, current investment program, and other practices of the Fund. The Board Members considered that TAM has advised the Board Members that the appointment of the Sub-Adviser is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. The Board Members considered that Sub-Adviser is an experienced and respected asset management firm and that TAM believes the Sub-Adviser has the capabilities, resources and personnel necessary to provide advisory services to the Fund. The Board Members received and reviewed certain documentation and information relating to the sub-adviser, its personnel and operations, and other materials relevant to consideration of the sub-advisory agreement. The Board also noted that TAM recommended to the Board that the Sub-Adviser be appointed based on TAM’s desire to engage a sub-adviser with a proven performance record for the particular investment strategy that is contemplated for the Fund.
Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that the Sub-Adviser can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that the Sub-Adviser’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.
Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate under the New Sub-Advisory Agreement as well as the overall management fee structure of the Fund. The Board Members noted that the Fund does not directly pay the sub-advisory fee. The Board Members took into consideration that they reviewed TAM’s anticipated profitability with respect to the Fund to the extent that the New Sub-Advisory Agreement was approved and noted that advisory fee rates would remain unchanged. The Board Members determined that the sub-advisory fees proposed to be paid by TAM to the Sub-Adviser are consistent with TAM’s fiduciary duty under applicable law.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA SYSTEMATIC SMALL/MID CAP VALUE (continued)
(formerly known as Transamerica Small/Mid Cap Value)
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
Economies of Scale. The Board Members noted that TAM believes that the appointment of the Sub-Adviser has the potential to attract additional assets. The Board Members also noted that the advisory fee schedule, which contains breakpoints, would remain unchanged and determined that the breakpoints permit certain economies of scale for the benefit of shareholders as the Fund grows. It was also noted that fund assets would be aggregated for purposes of calculating sub-advisory fees. The Board Members concluded that they would have the opportunity to periodically reexamine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser, in the future.
Fall-Out Benefits. The Board Members took into consideration the character of other incidental benefits that may be received by the Sub-Adviser, including the potential use of portfolio brokerage transactions to pay for research services, and noted that TAM believes that such benefits are expected to be consistent with industry practice. The Board Members also considered the potential for increased visibility in the marketplace as a result of the Sub-Adviser’s relationship with the Fund.
Investment Performance. The Board Members noted the Sub-Adviser’s investment management experience, capabilities and resources. The Board Members also noted that TAM believes the appointment of the Sub-Adviser could benefit shareholders by offering them the potential for superior performance, but were unable to predict what effect execution of the New Sub-Advisory Agreement would actually have on the future performance of the Fund. Based on this information, the Board determined that the Sub-Adviser is capable of generating a level of investment performance that is appropriate in light of the Fund’s intended investment objectives, policies and strategies.
Other Considerations. The Board Members also considered that the proposed Sub-Adviser change is one of a number of recommendations by Management following a strategic review of AEGON’s asset management business. Further, the Board Members noted that TAM believes that the proposed changes are in the best interest of shareholders to protect shareholder value based on the unsettled state of TIM over the past year.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA TS&W INTERNATIONAL EQUITY
APPROVAL OF NEW INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
At a special meeting of the Board Members of Transamerica Funds (the “Board”) held on November 4, 2010, the Board, including the Independent Board Members, considered a proposal from Transamerica Asset Management, Inc. (“TAM” or “Management”) regarding approval of a new mandate, Transamerica TS&W International Equity (the “New Series”). In connection with the approval of the New Series, the Board Members reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Funds and Transamerica TS&W International Equity and TAM, as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the New Series between TAM and Thompson, Siegel & Walmsley, LLC (“TS&W” or the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period. Management also discussed the plans for the proposed adoption of an unaffiliated fund, TS&W International Equity (the “TS&W Fund”), advised by TS&W, which would then be reorganized into the New Series. The proposal to reorganize the TS&W Fund into the New Series was discussed and it was noted that TAM and TS&W, and not the New Series, would bear the costs of the reorganization transaction.
Following their review and consideration, the Board Members determined that the proposed Investment Advisory Agreement and proposed Sub-Advisory Agreement should enable the New Series to obtain high quality services at a cost that is appropriate, fair and in the best interests of its shareholders. The Board Members, including the Independent Board Members, unanimously approved the proposed Investment Advisory Agreement and the proposed Investment Sub-Advisory Agreement.
In reaching their decision, the Board Members requested and obtained from TAM and TS&W such information as they deemed reasonably necessary to evaluate the proposed agreements noting that TS&W currently manages the TS&W Fund. In considering the proposed approval of the investment advisory and sub-advisory agreements, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. The Board Members based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision and each Board Member may have attributed different weights to the various factors:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature, extent and quality of the services expected to be provided by TAM and TS&W. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and TS&W, TAM’s management oversight process and the professional qualifications of TS&W’s portfolio management team. The Board Members determined that TAM and TS&W can provide investment and related services that are appropriate in scope and extent in light of the New Series’ operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the New Series. The New Series is not yet in existence and therefore has no historical performance for the Board to review. The Board Members noted, however, that the New Series will have the same investment objective, main strategies and principal risks as the TS&W Fund, and thus, the Board Members evaluated the investment performance of the TS&W Fund. In this regard, the Board Members noted that the TS&W Fund had outperformed its benchmark over the one- and five-year periods ended September 30, 2010, although the performance of the TS&W Fund was lower than its benchmark over the ten-year period. The Board Members also noted that the New Series would be able to retain the TS&W Fund’s performance record subsequent to the adoption. On the basis of the Board Members’ assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and TS&W, the Board Members concluded that TAM and TS&W are capable of generating a level of investment performance that is appropriate in light of the New Series’ proposed investment objectives, policies and strategies.
The cost of advisory services provided and the level of profitability. The New Series is not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services as well as the costs of providing administration, transfer agency, fund accounting and other services to the New Series at various asset levels by TAM and its affiliates. The Board Members noted that the advisory fee payable by the New Series would be slightly higher than the current advisory fee of the TS&W Fund, but that the overall expenses of Class I Shares of the New Series (which shareholders of the TS&W Fund would receive in the proposed reorganization) would be lower than the total expenses of the TS&W Fund. The Board Members also noted that the advisory fee of the TS&W Fund had been reduced recently and had been higher than the fee proposed for the New Series prior to that reduction, and noted that the proposed advisory fee for the New Series is below that of its Lipper category median. The Board Members noted the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and TS&W, as applicable, and determined that the management and sub-advisory fees to be received by TAM and TS&W under the agreements are consistent with TAM’s fiduciary duty under applicable law.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the New Series grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Investment Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s and TS&W’s pricing schedule and the proposed advisory fee and sub-advisory fee breakpoints, as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the New Series. The Board concluded that the proposed fees and breakpoints may benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the New Series. The Board Members also noted that, in the future, they would have the opportunity to periodically reexamine whether the New Series has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to TS&W.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA TS&W INTERNATIONAL EQUITY (continued)
APPROVAL OF NEW INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
Benefits to TAM, its affiliates, or TS&W from their relationship with the New Series. The Board noted that TAM believes that other benefits anticipated to be derived by TAM, its affiliates, and TS&W from their relationships with the New Series are expected to be consistent with industry practice. The Board Members noted that TAM would not realize soft dollar benefits from its relationship with the New Series and that TS&W may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board also noted that TS&W will be asked to participate in a brokerage program pursuant to which a portion of brokerage commissions paid by the New Series is recaptured for the benefit of the New Series and its shareholders, thus limiting the amount of soft dollar arrangements TS&W may engage in with respect to the New Series’ brokerage transactions.
Other considerations. The Board considered the investment objective of the New Series and its investment strategy and noted that TAM believes that the New Series will enhance the investment options for the Transamerica Funds’ retail fund space. The Board Members considered the terms of the Agreement entered into between TAM and TS&W, but noted that the New Series was not a party to such Agreement and that any penalties payable under the Agreement would be paid by TAM, not the New Series. The Board Members determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the New Series in a professional manner that is consistent with the best interests of the New Series and its shareholders. In this regard, the Board Members favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of TS&W. The Board Members also determined that TAM has made a significant entrepreneurial commitment to the management and success of the New Series, as reflected by TAM’s expense limitation arrangement with the New Series that may result in TAM waiving fees for the benefit of shareholders

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA WMC DIVERSIFIED EQUITY
(formerly known as Transamerica Diversified Equity)
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
At a special meeting of the Board Members of Transamerica Funds (the “Board”) held on January 19, 2011, the Board, including the Independent Board Members, approved the termination of Transamerica Investment Management, LLC (“TIM”) as sub-adviser to Transamerica Diversified Equity (the “Fund”), and approved a new investment sub-advisory agreement for the Fund between Transamerica Asset Management, Inc. (“TAM” or the “Manager”) and Wellington Management Company, LLP (“Wellington” or the “Sub-Adviser”) the Fund’s proposed new Sub-Adviser.
The Board considered the termination of TIM as sub-adviser for the Fund and the appointment of Wellington as replacement sub-adviser. The Board authorized TAM to terminate the sub-advisory agreement with TIM. The Board also approved the sub-advisory agreement with Wellington, with respect to the Fund, for an initial two-year period (the “New Sub-Advisory Agreement”).
To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.
Among other matters, the Board Members considered:
(a) that TAM advised the Board Members that the appointment of the Sub-Adviser is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;
(b) that the Sub-Adviser is an experienced and respected asset management firm, and that TAM believes that the Sub-Adviser has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services the Sub-Adviser provides to other funds within the Transamerica fund complex;
(c) that in June 2010 the Board performed a full annual review of the sub-advisory agreements with the Sub-Adviser with respect to TAM funds not discussed herein, and determined that the Sub-Adviser has the capabilities, resources and personnel necessary to provide the sub-advisory services to the Fund; (d) the proposed responsibilities of the Sub-Adviser for the Fund and the services expected to be provided by it;
(e) that advisory fee rates paid by the Fund to TAM would not increase; and
(f) that the sub-advisory fee payable to the Sub-Adviser would be paid by TAM and not the Fund, and that the sub-advisory fee payable by TAM to the Sub-Adviser are consistent with TAM‘s fiduciary duty under applicable law.
Further, the Board Members, including a majority of the Independent Board Members, found that the change in sub-adviser is in the best interest of the Fund and its shareholders and does not involve a conflict of interest from which TAM derives an inappropriate advantage. A discussion followed which included additional consideration of these and other matters.
In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them, and the Board Members, including a majority of the Independent Board Members, concluded that the New Sub-Advisory Agreement should be approved and that the fees payable thereunder are consistent with TAM’s fiduciary duty under applicable law and that the New Sub-Advisory Agreement should be recommended to Fund shareholders for approval.
Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by the Sub-Adviser under the New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM as to the operations, facilities, organization and personnel of the Sub-Adviser, the anticipated ability of the Sub-Adviser to perform its duties under the New Sub-Advisory Agreement, and any anticipated changes to the name, current investment program, and other practices of the Fund. The Board Members considered that TAM has advised the Board Members that the appointment of the Sub-Adviser is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. The Board Members considered that the Sub-Adviser is an experienced and respected asset management firm and that TAM believes that the Sub-Adviser has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on the assessment of the services that the Sub-Adviser provides to other funds within the Transamerica fund complex. The Board also noted that TAM recommended to the Board that the Sub-Adviser be appointed based on TAM‘s desire to engage a sub-adviser with a proven performance record for the particular investment strategy that is contemplated for the Fund.
Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that the Sub-Adviser can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and the Sub-Adviser’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA WMC DIVERSIFIED EQUITY
(formerly known as Transamerica Diversified Equity)
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate under the New Sub-Advisory Agreement as well as the overall management fee structure of the Fund. The Board Members noted that the Fund does not directly pay the sub-advisory fee. The Board Members took into consideration that they reviewed TAM’s anticipated profitability with respect to the Fund to the extent that the New Sub-Advisory Agreement was approved and noted that advisory fee rates would remain unchanged. The Board Members determined that the sub-advisory fees proposed to be paid by TAM to the Sub-Adviser are consistent with TAM’s fiduciary duty under applicable law.
Economies of Scale. The Board Members noted that TAM believes that the appointment of the Sub-Adviser has the potential to attract additional assets. The Board Members also noted that the advisory fee schedule, which contains breakpoints, would remain unchanged and determined that the breakpoints permit certain economies of scale for the benefit of shareholders as the Fund grows. It was also noted that Fund assets would be aggregated for purposes of calculating sub-advisory fees. The Board Members concluded that they would have the opportunity to periodically reexamine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser, in the future.
Fall-Out Benefits. The Board Members took into consideration the character of other incidental benefits that may be received by the Sub-Adviser, including the potential use of portfolio brokerage transactions to pay for research services, and noted that TAM believes that such benefits are expected to be consistent with industry practice. The Board Members also considered the potential for increased visibility in the marketplace as a result of the Sub-Adviser’s relationship with the Fund.
Investment Performance. The Board Members noted the Sub-Adviser’s investment management experience, capabilities and resources. The Board Members also noted that TAM believes the appointment of the Sub-Adviser could benefit shareholders by offering them the potential for superior performance, but were unable to predict what effect execution of the New Sub-Advisory Agreement would actually have on the future performance of the Fund. Based on this information, the Board determined that the Sub-Adviser is capable of generating a level of investment performance that is appropriate in light of the Fund’s intended investment objectives, policies and strategies.
Other Considerations. The Board Members also considered that the proposed Sub-Adviser change is one of a number of recommendations by Management following a strategic review of AEGON’s asset management business. Further, the Board Members noted that TAM believes that the proposed changes are in the best interest of shareholders to protect shareholder value based on the unsettled state of TIM over the past year.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA WMC QUALITY VALUE
APPROVAL OF NEW INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
At a meeting of the Board Members of Transamerica Funds (the “Board”) held on October 7, 2010, the Board, including the Independent Board Members, considered a proposal from Transamerica Asset Management, Inc. (“TAM” or “Management”) regarding approval of a new mandate, Transamerica WMC Quality Value (the “New Series”). In connection with the approval of the New Series, the Board Members reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Funds and Transamerica WMC Quality Value and TAM, as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the New Series between TAM and Wellington Management Company, LLP (“Wellington” or the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period.
Following their review and consideration, the Board Members determined that the proposed Investment Advisory and Sub-Advisory Agreement should enable the New Series to obtain high quality services at a cost that is appropriate, fair and in the best interests of its shareholders. The Board Members including the Independent Board Members, unanimously approved the proposed Investment Advisory and Sub-Advisory Agreements.
In reaching their decision, the Board Members requested and obtained from TAM and Wellington such information as they deemed reasonably necessary to evaluate the proposed agreements. In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreements, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. The Board Members based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision, and each Board Member may have attributed different weights to the various factors:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature, extent and quality of the services expected to be provided by TAM and Wellington. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and Wellington, TAM’s management oversight process and the professional qualifications of Wellington’s portfolio management team. The Board Members determined that TAM and Wellington can provide investment and related services that are appropriate in scope and extent in light of the New Series’ operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the New Series. The New Series is not yet in existence and therefore had no historical performance for the Board to review. However, the Board Members were provided with performance data for a composite of investments managed by Wellington under its Quality Value strategy. The Board noted that the performance of the composite was higher than that of the benchmark over the 3-, 5- and 10-year periods ended June 30, 2010, although the composite’s year-to-date and 1-year performance was lower than the benchmark On the basis of the Board Members’ assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and Wellington, the Board Members concluded that TAM and Wellington are capable of generating a level of investment performance that is appropriate in light of the New Series’ proposed investment objectives, policies and strategies.
The cost of advisory services provided and the level of profitability. The New Series was not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services as well as the costs of providing administration, transfer agency, fund accounting and other services to the New Series by TAM and its affiliates. The Board Members noted that the proposed advisory fee for the New Series is below that of its Lipper category median. The Board Members noted the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and Wellington, as applicable, and determined that the management and sub-advisory fees to be received by TAM and Wellington under the agreements are consistent with TAM’s fiduciary duty under applicable law.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the New Series grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s and Wellington’s pricing schedule and the proposed advisory fee and sub-advisory fee breakpoints, as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the New Series. The Board concluded that the proposed fees and breakpoints may benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the New Series. The Board Members also noted that, in the future, they would have the opportunity to periodically reexamine whether the New Series has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to Wellington.
Benefits to TAM, its affiliates, or Wellington from their relationship with the New Series. The Board noted that TAM believes that other benefits anticipated to be derived by TAM, its affiliates, and Wellington from their relationships with the New Series are expected to be consistent with industry practice. The Board Members noted that TAM would not realize soft dollar benefits from its relationship with the New Series, and that Wellington may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board also noted that Wellington currently participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the funds for which it serves as sub-adviser is recaptured for the benefit of the applicable fund and its shareholders, thus limiting the amount of soft dollar arrangements Wellington may engage in with respect to the New Series’ brokerage transactions.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA WMC QUALITY VALUE (continued)
APPROVAL OF NEW INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
Other considerations. The Board considered the investment objective of the New Series and its investment strategy and noted that TAM believes that the New Series would enhance the investment options for the asset allocation funds, and would also provide an additional retail investment offering. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the New Series in a professional manner that is consistent with the best interests of the New Series and its shareholders. In this regard, the Board Members favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of Wellington. The Board Members also determined that TAM has made a significant entrepreneurial commitment to the management and success of the New Series, as reflected by TAM’s expense limitation and fee waiver arrangements with the New Series that may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Semi-Annual Report 2011

Transamerica Funds
Transamerica AEGON Flexible Income (the “Fund”)
RESULTS OF SHAREHOLDER PROXY (unaudited)
Section 270.30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following item:
At a special meeting of shareholders held on March 18, 2011, the results of Proposal 1 were as follows:
Proposal 1: To approve a new Sub-Advisory Agreement with a new sub-adviser:

For	Against	Abstentions/Broker Non-Votes
$137,397,823.48	$1,788,150.30	$1,075,823.17

Transamerica Funds	Semi-Annual Report 2011

Transamerica Funds
Transamerica AEGON Money Market (the “Fund”)
RESULTS OF SHAREHOLDER PROXY (unaudited)
Section 270.30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following item:
At a special meeting of shareholders held on March 18, 2011, the results of Proposal 1 were as follows:
Proposal 1: To approve a new Sub-Advisory Agreement with a new sub-adviser:

For	Against	Abstentions/Broker Non-Votes
$97,148,124.61	$5,608,013.81	$9,046,996.45

Transamerica Funds	Semi-Annual Report 2011

Transamerica Funds
Transamerica AEGON Short-Term Bond (the “Fund”)
RESULTS OF SHAREHOLDER PROXY (unaudited)
Section 270.30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following item:
At a special meeting of shareholders held on March 18, 2011, the results of Proposal 1 were as follows:
Proposal 1: To approve a new Sub-Advisory Agreement with a new sub-adviser:

For	Against	Abstentions/Broker Non-Votes
$1,426,025,386.40	$16,848,868.04	$27,194,836.16

Transamerica Funds	Semi-Annual Report 2011

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS
(unaudited)
A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Portfolios, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may also visit the Trust’s website at www.transamericafunds.com for this and other information about the Portfolios and the Trust.
Important Notice Regarding Delivery of Shareholder Documents
Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Portfolios. Transamerica Funds will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday—Friday. Your request will take effect within 30 days.

Transamerica Funds	Semi-Annual Report 2011

NOTICE OF PRIVACY POLICY
(unaudited)
Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Semi-Annual Report 2011

P.O. Box 9012
Clearwater, FL 33758-9012
Customer Service 1-888-233-4339
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica Capital, Inc.

Class I2 Funds
Semi-Annual Report
April 30, 2011
www.transamericafunds.com
Customer Service 1-888-233-4339
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor:Transamerica Capital, Inc.

Dear Fellow Shareholder,
On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.
This semi-annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.
We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report. Equity and fixed-income markets have generally been resilient during the past six months, especially considering recent political unrest in the Middle East and North Africa, a Japanese earthquake, and persistently high levels of unemployment. Strong corporate earnings and other improvements in economic data have contributed to this resiliency. The Federal Reserve has continued to keep the federal funds rate within a historically low range of 0-0.25% in an ongoing effort to promote economic expansion. Credit markets have continued to rally on improvements in the economy and as investors have sought incremental yield. However, concerns remain over the impact of high government debt levels and potential inflationary pressures, particularly within the energy and commodity sectors. Oil and food prices have risen materially during the period. For the six months ending April 30, 2011, the Dow Jones Industrial Average returned 16.71%, the Standard & Poor’s 500® Index returned 16.36%, and the Barclays Capital U.S. Aggregate Bond Index returned 0.02%. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.
In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.
Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.
Sincerely,

John K. Carter	Christopher A. Staples
Chairman of the Board,	Vice President & Chief Investment Officer
President & Chief Executive Officer	Transamerica Funds
Transamerica Funds

Understanding Your Funds’ Expenses
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.
The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 invested at November 1, 2010 and held for the entire period until April 30, 2011.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees. Examples of such expenses are fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized Expense
Fund Name	Account Value	Value	During Period (A)	Value	During Period (A)	Ratio

Transamerica BlackRock Global Allocation	$1,000.00	$1,105.60	$4.49	$1,020.53	$4.31	0.86%
Transamerica BlackRock Large Cap Value	1,000.00	1,202.00	4.53	1,020.68	4.16	0.83
Transamerica Clarion Global Real Estate Securities	1,000.00	1,107.70	4.70	1,020.33	4.51	0.90
Transamerica Federated Market Opportunity	1,000.00	1,023.70	4.97	1,019.89	4.96	0.99
Transamerica First Quadrant Global Macro	1,000.00	993.50	7.81	1,016.96	7.90	1.58
Transamerica Hansberger International Value	1,000.00	1,085.40	5.02	1,019.98	4.86	0.97
Transamerica Jennison Growth	1,000.00	1,151.50	4.27	1,020.83	4.01	0.80
Transamerica JPMorgan Core Bond	1,000.00	1,003.70	2.43	1,022.36	2.46	0.49
Transamerica JPMorgan International Bond	1,000.00	1,014.00	3.15	1,021.67	3.16	0.63
Transamerica JPMorgan Long/Short Strategy	1,000.00	980.80	18.37	1,006.25	18.60	3.74	(C)
Transamerica JPMorgan Mid Cap Value	1,000.00	1,180.40	4.81	1,020.38	4.46	0.89
Transamerica Loomis Sayles Bond	1,000.00	1,065.50	3.58	1,021.32	3.51	0.70
Transamerica MFS International Equity	1,000.00	1,141.10	5.15	1,019.98	4.86	0.97
Transamerica Morgan Stanley Emerging Markets Debt	1,000.00	981.10	4.96	1,019.79	5.06	1.01
Transamerica Morgan Stanley Mid-Cap Growth	1,000.00	1,227.40	4.75	1,020.53	4.31	0.86
Transamerica Morgan Stanley Small Company Growth	1,000.00	1,250.50	5.64	1,019.79	5.06	1.01
Transamerica Neuberger Berman International	1,000.00	1,168.00	5.64	1,019.59	5.26	1.05
Transamerica Oppenheimer Developing Markets	1,000.00	1,078.70	6.55	1,018.50	6.36	1.27
Transamerica Oppenheimer Small- & Mid-Cap Value	1,000.00	1,201.00	5.18	1,020.08	4.76	0.95
Transamerica PIMCO Real Return TIPS	1,000.00	1,004.30	3.63	1,021.17	3.66	0.73
Transamerica PIMCO Total Return	1,000.00	997.40	3.62	1,021.17	3.66	0.73
Transamerica Schroders International Small Cap	1,000.00	1,171.20	6.14	1,019.14	5.71	1.14
Transamerica Third Avenue Value	1,000.00	1,159.60	4.66	1,020.48	4.36	0.87
Transamerica Thornburg International Value	1,000.00	1,141.50	5.68	1,019.49	5.36	1.07
Transamerica UBS Large Cap Value	1,000.00	1,165.90	4.35	1,020.78	4.06	0.81
Transamerica WMC Emerging Markets	1,000.00	1,043.00	7.04	1,017.90	6.95	1.39

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(B)	5% return per year before expenses.

(C)	Includes dividends and interest on securities sold short (representing 2.31% of average net assets).

Transamerica Funds	Semi-Annual Report 2011

Schedules of Investments Composition
At April 30, 2011
(The following charts summarize the Schedules of Investments of the funds by asset type)
(unaudited)

Transamerica BlackRock Global Allocation

Common Stocks	63.3%
Securities Lending Collateral	8.6
Foreign Government Obligations	7.8
U.S. Government Obligations	7.3
Convertible Bonds	6.5
Corporate Debt Securities	3.7
Investment Companies	3.7
Short-Term U.S. Government Obligations	2.9
Preferred Stocks	1.7
Short-Term Foreign Government Obligations	1.0
Loan Assignments	0.3
Purchased Options	0.2
Preferred Corporate Debt Security	0.2
Mortgage-Backed Security	0.2
Warrants	0.1
Convertible Preferred Stock	0 .0	*
Repurchase Agreement	0 .0	*
Asset-Backed Security	0 .0	*
Other Assets and Liabilities — Net(A)	(7.5)

Total	100.0%

Transamerica BlackRock Large Cap Value

Common Stocks	99.7%
Securities Lending Collateral	20.8
Short-Term Investment Company	0.2
Other Assets and Liabilities — Net(A)	(20.7)

Total	100.0%

Transamerica Clarion Global Real Estate Securities

Common Stocks	98.9%
Securities Lending Collateral	16.9
Repurchase Agreement	0.8
Other Assets and Liabilities — Net(A)	(16.6)

Total	100.0%

Transamerica Federated Market Opportunity

Repurchase Agreement	100.0%
Other Assets and Liabilities — Net(A)	(0.0)*

Total	100.0%

Transamerica First Quadrant Global Macro

Repurchase Agreement	71.5%
Short-Term U.S. Government Obligations	29.2
Purchased Options	0.4
Other Assets and Liabilities — Net(A)	(1.1)

Total	100.0%

Transamerica Hansberger International Value

Common Stocks	97.0%
Securities Lending Collateral	12.3
Repurchase Agreement	1.8
Preferred Stock	1.1
Rights	0.1
Other Assets and Liabilities — Net(A)	(12.3)

Total	100.0%

Transamerica Jennison Growth

Common Stocks	99.5%
Securities Lending Collateral	18.1
Repurchase Agreement	0.4
Other Assets and Liabilities — Net(A)	(18.0)

Total	100.0%

Transamerica JPMorgan Core Bond

U.S. Government Agency Obligations	44.3%
U.S. Government Obligations	21.3
Corporate Debt Securities	13.0
Mortgage-Backed Securities	11.3
Repurchase Agreement	6.5
Securities Lending Collateral	6.3
Asset-Backed Securities	2.7
Foreign Government Obligations	0.2
Municipal Government Obligations	0.1
Other Assets and Liabilities — Net(A)	(5.7)

Total	100.0%

Transamerica JPMorgan International Bond

Foreign Government Obligations	69.1%
Corporate Debt Securities	25.8
Repurchase Agreement	1.3
Mortgage-Backed Security	1.2
Short-Term Foreign Government Obligation	0.4
Securities Lending Collateral	0.3
Asset-Backed Security	0.0 *
Other Assets and Liabilities — Net(A)	1.9

Total	100.0%

Transamerica JPMorgan Long/Short Strategy
(formerly, Transamerica BNY Mellon Market Neutral
Strategy)

Common Stocks	101.3%
Repurchase Agreement	0.1
Other Assets and Liabilities — Net(A)	(1.4)

Total	100.0%

Transamerica JPMorgan Mid Cap Value

Common Stocks	96.7%
Securities Lending Collateral	25.6
Repurchase Agreement	2.9
Other Assets and Liabilities — Net(A)	(25.2)

Total	100.0%

Transamerica Loomis Sayles Bond

Corporate Debt Securities	43.5%
Foreign Government Obligations	21.2
Convertible Bonds	11.2
Securities Lending Collateral	10.9
Mortgage-Backed Securities	8.1
Asset-Backed Securities	4.0
Preferred Stocks	3.7
U.S. Government Obligations	1.7
Convertible Preferred Stocks	1.5
Structured Notes Debt	1.1
Repurchase Agreement	1.0
Municipal Government Obligations	0.6
Loan Assignment	0.6
Preferred Corporate Debt Securities	0.2
Common Stocks	0.1
Other Assets and Liabilities — Net(A)	(9.4)

Total	100.0%

Transamerica Funds	Semi-Annual Report 2011

Schedules of Investments Composition (continued)
At April 30, 2011
(The following charts summarize the Schedules of Investments of the funds by asset type)
(unaudited)

Transamerica MFS International Equity

Common Stocks	97.9%
Securities Lending Collateral	11.6
Repurchase Agreement	1.2
Other Assets and Liabilities — Net(A)	(10.7)

Total	100.0%

Transamerica Morgan Stanley Emerging Markets Debt

Foreign Government Obligations	73.2%
Corporate Debt Securities	18.8
Securities Lending Collateral	16.7
Repurchase Agreement	6.0
Other Assets and Liabilities — Net(A)	(14.7)

Total	100.0%

Transamerica Morgan Stanley Mid-Cap Growth

Common Stocks	96.2%
Securities Lending Collateral	10.0
Repurchase Agreement	2.0
Convertible Preferred Stock	1.2
Preferred Stock	0.6
Other Assets and Liabilities — Net(A)	(10.0)

Total	100.0%

Transamerica Morgan Stanley Small Company Growth

Common Stocks	93.3%
Securities Lending Collateral	25.0
Repurchase Agreement	5.0
Preferred Stocks	1.9
Other Assets and Liabilities — Net(A)	(25.2)

Total	100.0%

Transamerica Neuberger Berman International

Common Stocks	98.9%
Securities Lending Collateral	10.3
Repurchase Agreement	0.8
Right	0.0 *
Warrant	0.0 *
Other Assets and Liabilities — Net(A)	(10.0)

Total	100.0%

Transamerica Oppenheimer Developing Markets

Common Stocks	95.1%
Securities Lending Collateral	7.0
Repurchase Agreement	4.8
Preferred Stocks	0.9
Other Assets and Liabilities — Net(A)	(7.8)

Total	100.0%

Transamerica Oppenheimer Small- & Mid-Cap Value

Common Stocks	92.3%
Securities Lending Collateral	25.7
Repurchase Agreement	7.6
Other Assets and Liabilities — Net(A)	(25.6)

Total	100.0%

Transamerica PIMCO Real Return TIPS

U.S. Government Obligations	74.2%
Corporate Debt Securities	17.6
Mortgage-Backed Securities	3.7
Securities Lending Collateral	2.1
Foreign Government Obligations	2.1
Asset-Backed Securities	1.2
U.S. Government Agency Obligations	0.6
Commercial Paper	0.5
Repurchase Agreement	0.5
Preferred Corporate Debt Securities	0.3
Municipal Government Obligations	0.1
Convertible Preferred Stock	0.0 *
Purchased Swaption	0.0 *
Other Assets and Liabilities — Net(A)	(2.9)

Total	100.0%

Transamerica PIMCO Total Return

U.S. Government Agency Obligations	39.1%
Corporate Debt Securities	25.5
Short-Term U.S. Government Obligations	18.5
Securities Lending Collateral	16.4
Mortgage-Backed Securities	9.3
Foreign Government Obligations	6.6
Municipal Government Obligations	5.5
U.S. Government Obligations	3.8
Asset-Backed Securities	2.9
Preferred Corporate Debt Securities	2.0
Repurchase Agreement	1.4
Convertible Preferred Stocks	0.3
Loan Assignments	0.2
Preferred Stock	0.1
Other Assets and Liabilities — Net(A)	(31.6)

Total	100.0%

Transamerica Schroders International Small Cap

Common Stocks	97.3%
Securities Lending Collateral	14.2
Repurchase Agreement	1.6
Other Assets and Liabilities — Net(A)	(13.1)

Total	100.0%

Transamerica Third Avenue Value

Common Stocks	87.4%
Securities Lending Collateral	18.9
Repurchase Agreement	12.4
Other Assets and Liabilities — Net(A)	(18.7)

Total	100.0%

Transamerica Thornburg International Value

Common Stocks	97.0%
Securities Lending Collateral	7.9
Preferred Stock	2.6
Repurchase Agreement	0.4
Other Assets and Liabilities — Net(A)	(7.9)

Total	100.0%

Transamerica Funds	Semi-Annual Report 2011

Schedules of Investments Composition (continued)
At April 30, 2011
(The following charts summarize the Schedules of Investments of the funds by asset type)
(unaudited)

Transamerica UBS Large Cap Value

Common Stocks	97.3%
Securities Lending Collateral	20.5
Repurchase Agreement	1.4
Investment Company	1.2
Other Assets and Liabilities — Net(A)	(20.4)

Total	100.0%

Transamerica WMC Emerging Markets

Common Stocks	92.5%
Preferred Stocks	2.9
Investment Company	2.3
Securities Lending Collateral	1.9
Repurchase Agreement	1.1
Other Assets and Liabilities — Net(A)	(0.7)

Total	100.0%

(A)	The Other Assets and Liabilities — Net category may include, but is not limited to, Forward Currency contracts, Futures contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, and Cash Collateral.

*	Amount rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Global Allocation
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)

		Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 7.3%
United States - 7.3%
U.S. Treasury Bond
2.63%, 11/15/2020 ^		$1,618	$1,530
U.S. Treasury Inflation Indexed Bond
2.38%, 01/15/2027		985	1,122
U.S. Treasury Note
2.13%, 11/30/2014 ^		1,984	2,040
2.25%, 01/31/2015		3,136	3,233
2.25%, 03/31/2016 ^		2,560	2,597
2.38%, 02/28/2015		3,798	3,932
2.50%, 03/31/2015 ^		3,827	3,978
2.63%, 12/31/2014 g		3,995	4,177
2.63%, 02/29/2016 - 08/15/2020		7,241	6,976
3.50%, 05/15/2020		8,392	8,614

Total U.S. Government Obligations (cost $37,910)			38,199

FOREIGN GOVERNMENT OBLIGATIONS - 7.8%
Australia - 0.3%
Australia Government Bond
5.75%, 06/15/2011	AUD	1,269	1,393
Brazil - 1.5%
Brazil Notas do Tesouro Nacional
6.00%, 05/15/2015	BRL	1,045	1,318
10.00%, 01/01/2017 - 01/01/2021	BRL	12,027	6,768
Canada - 0.3%
Canadian Government Bond
3.50%, 06/01/2020	CAD	686	742
4.00%, 06/01/2016	CAD	555	626
Germany - 2.1%
Bundesrepublik Deutschland
3.50%, 07/04/2019	EUR	1,480	2,260
4.00%, 01/04/2018	EUR	550	869
4.25%, 07/04/2017 - 07/04/2018	EUR	1,740	2,783
Deutsche Bundesrepublik Inflation Linked
1.50%, 04/15/2016	EUR	384	598
Federal Republic of Germany
1.50%, 09/21/2012 - 144A		$1,450	1,474
4.00%, 07/04/2016	EUR	2,225	3,508
Hong Kong - 0.4%
Hong Kong Government Bond
2.03%, 03/18/2013	HKD	10,650	1,409
4.13%, 02/22/2013	HKD	3,350	459
Korea, Republic of - 0.3%
Export-Import Bank of Korea
4.13%, 09/09/2015 ^		$725	754
Korea Development Bank
4.00%, 09/09/2016		527	534
4.38%, 08/10/2015		492	516
Malaysia - 0.5%
Malaysia Government Bond
2.51%, 08/27/2012	MYR	6,293	2,112
3.83%, 09/28/2011	MYR	800	272
Republic of Malaysia
3.46%, 07/31/2013	MYR	217	74
Netherlands - 0.1%
Netherlands Government Bond
3.75%, 07/15/2014	EUR	300	464
New Zealand - 0.1%
Republic of New Zealand
4.50%, 02/15/2016	NZD	400	505
Poland - 0.2%
Republic of Poland
3.00%, 08/24/2016	PLN	2,195	847
Turkey - 0.4%
Republic of Turkey
4.00%, 04/01/2020	TRY	394	286
10.00%, 01/09/2013	TRY	273	183
10.50%, 01/15/2020	TRY	1,955	1,394
Ukraine - 0.1%
Republic of Ukraine
6.88%, 09/23/2015 - 144A		$110	115
7.75%, 09/23/2020 - 144A		195	204
United Kingdom - 1.5%
United Kingdom Gilt
4.75%, 03/07/2020	GBP	3,193	5,884
9.00%, 07/12/2011	GBP	1,560	2,648
Vietnam - 0.0%¥
Socialist Republic of Vietnam
6.75%, 01/29/2020 - Reg S		$200	209

Total Foreign Government Obligations (cost $37,214)			41,208

MORTGAGE-BACKED SECURITY - 0.2%
United States - 0.2%
Banc of America Large Loan, Inc.
Series 2010-HLTN, Class HLTN
1.97%, 11/15/2015 - 144A *		1,214	1,160
Total Mortgage-Backed Security (cost $1,074)

ASSET-BACKED SECURITY - 0.0%¥
Cayman Islands - 0.0%¥
Latitude CLO, Ltd.
Series 2005-1I, Class SUB
Zero Coupon, 12/15/2017		200	140
Total Asset-Backed Security (cost $177)

PREFERRED CORPORATE DEBT SECURITY - 0.2%
United Kingdom - 0.2%
Lloyds TSB Bank PLC
13.00%, 01/21/2029 Ž	GBP	500	1,094
Total Preferred Corporate Debt Security (cost $896)

CORPORATE DEBT SECURITIES - 3.7%
Argentina - 0.0%¥
Empresa Distribuidora Y Comercializadora Norte
9.75%, 10/25/2022 - 144A		$73	75
Brazil - 0.1%
Hypermarcas SA
6.50%, 04/20/2021 - 144A ^		170	172
Votorantim Cimentos SA
7.25%, 04/05/2041 - 144A		322	318
Canada - 0.1%
Viterra, Inc.
5.95%, 08/01/2020 - 144A		370	374
Cayman Islands - 0.4%
Cosan Finance, Ltd.
7.00%, 02/01/2017 - 144A		90	97
CSN Islands XII Corp.
7.00%, 09/23/2015 - 144A Ž		369	364
Hutchison Whampoa International 03/33, Ltd.
6.25%, 01/24/2014 - Reg S		100	111
Hutchison Whampoa International 09, Ltd.
7.63%, 04/09/2019 - 144A		400	480
Hutchison Whampoa International 09/16, Ltd.
4.63%, 09/11/2015 - 144A		242	258
4.63%, 09/11/2015 - Reg S		504	537

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Global Allocation
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

		Principal	Value

Cayman Islands - (continued)
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.35%, 06/30/2021 - 144A		$389	$410
Chile - 0.1%
Inversiones Alsacia SA
8.00%, 08/18/2018 - 144A		503	481
Korea, Republic of - 0.3%
Hana Bank
4.50%, 10/30/2015 - 144A		134	140
Hyundai Capital Services, Inc.
4.38%, 07/27/2016 - 144A		200	203
Hyundai Motor Manufacturing Czech SRO
4.50%, 04/15/2015 - 144A		148	153
Korea Electric Power Corp.
5.13%, 04/23/2034 - Reg S		579	616
7.95%, 04/01/2096 *		448	314
Luxembourg - 0.3%
Evraz Group SA
8.25%, 11/10/2015 - Reg S		100	112
9.50%, 04/24/2018 - 144A		225	261
Intelsat Jackson Holdings SA
7.50%, 04/01/2021 - 144A		389	395
TNK-BP Finance SA
6.63%, 03/20/2017 - 144A		452	485
7.50%, 07/18/2016 - 144A		200	225
Malaysia - 0.2%
Johor Corp.
1.00%, 07/31/2012 §	MYR	2,896	1,234
Mexico - 0.2%
BBVA Bancomer SA
6.50%, 03/10/2021 - 144A		$474	484
7.25%, 04/22/2020 - 144A		267	275
Petroleos Mexicanos
6.00%, 03/05/2020 ^		499	534
Singapore - 0.1%
Bumi Investment Pte, Ltd.
10.75%, 10/06/2017 - 144A		244	282
Yanlord Land Group, Ltd.
9.50%, 05/04/2017 - 144A		370	376
Supranational - 0.2%
European Investment Bank
3.63%, 10/15/2011	EUR	196	293
4.38%, 04/15/2013	EUR	350	540
Switzerland - 0.2%
UBS AG
4.88%, 08/04/2020		$1,043	1,073
United Arab Emirates - 0.0%¥
Abu Dhabi National Energy Co.
6.50%, 10/27/2036 - Reg S		100	97
United Kingdom - 0.0%¥
BP Capital Markets PLC
3.13%, 10/01/2015		207	210
United States - 1.5%
Advanced Micro Devices, Inc.
8.13%, 12/15/2017		140	148
Alberto-Culver Co.
5.15%, 06/01/2020		89	95
Ally Financial, Inc.
4.50%, 02/11/2014 ^		841	850
Building Materials Corp., of America
6.88%, 08/15/2018 - 144A		111	115
Calpine Corp.
7.50%, 02/15/2021 - 144A		73	77
7.88%, 07/31/2020 - 144A		177	191
Calpine Corp. Escrow
8.75%, 07/15/2013 Ə		2,142	t
CF Industries Holdings, Inc.
7.13%, 05/01/2020		256	293
Consol Energy, Inc.
8.00%, 04/01/2017		675	746
Cott Beverages, Inc.
8.13%, 09/01/2018		74	79
DaVita, Inc.
6.38%, 11/01/2018		166	170
6.63%, 11/01/2020 ^		148	152
DJO Finance LLC
9.75%, 10/15/2017 - 144A		50	53
Ford Motor Credit Co., LLC
5.75%, 02/01/2021		679	694
6.63%, 08/15/2017		112	123
7.00%, 04/15/2015		100	110
8.00%, 12/15/2016		100	116
GCI, Inc.
7.25%, 02/15/2014		207	209
Hertz Corp.
7.50%, 10/15/2018 - 144A		48	50
HSBC Finance Corp.
6.68%, 01/15/2021 - 144A		97	103
Kraft Foods, Inc.
4.13%, 02/09/2016		339	356
Linn Energy LLC
7.75%, 02/01/2021 - 144A		335	359
Morgan Stanley
3.80%, 04/29/2016		159	160
NRG Energy, Inc.
8.25%, 09/01/2020		110	116
Pemex Project Funding Master Trust
6.63%, 06/15/2035		268	272
Phibro Animal Health Corp.
9.25%, 07/01/2018 - 144A		52	56
Reliance Holdings USA, Inc.
4.50%, 10/19/2020 - 144A		294	278
6.25%, 10/19/2040 - 144A		250	238
SunGard Data Systems, Inc.
7.38%, 11/15/2018 - 144A		180	186
Texas Industries, Inc.
9.25%, 08/15/2020		292	314
Thermo Fisher Scientific, Inc.
3.20%, 05/01/2015		171	177
Valeant Pharmaceuticals International, Inc.
6.75%, 10/01/2017 - 144A		114	113
6.88%, 12/01/2018 - 144A		202	202
7.00%, 10/01/2020 - 144A		189	186

Total Corporate Debt Securities (cost $18,273)			19,366

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Global Allocation
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

		Principal	Value

CONVERTIBLE BONDS - 6.5%
Bermuda - 0.0%¥
Celestial Nutrifoods, Ltd.
Zero Coupon, 06/12/2011 §	SGD	1,400	$229
Canada - 0.4%
Daylight Energy, Ltd.
6.25%, 12/31/2014	CAD	223	255
Petrobakken Energy, Ltd.
3.13%, 02/08/2016 - Reg S		$900	878
Sino-Forest Corp.
5.00%, 08/01/2013 - 144A §		775	1,051
Cayman Islands - 0.4%
China Milk Products Group, Ltd.
Zero Coupon, 01/05/2012		600	120
FU JI Food and Catering Services Holdings, Ltd.
Zero Coupon, 10/18/2010 ‡ Џ §	CNY	2,700	75
Pyrus, Ltd.
7.50%, 12/20/2015 - 144A §		$500	523
Subsea 7, Inc.
2.80%, 06/06/2011		400	428
Zeus Cayman
0.36%, 08/19/2013	JPY	87,000	1,082
China - 0.1%
China Petroleum & Chemical Corp.
1.66%, 04/24/2014 ▲	HKD	4,440	660
Germany - 0.2%
Kreditanstalt fuer Wiederaufbau
3.25%, 06/27/2013	EUR	800	1,250
India - 0.9%
REI Agro, Ltd.
5.50%, 11/13/2014 - 144A §		$640	680
Reliance Communications, Ltd.
0.93%, 05/10/2011 - 03/06/2012 ▲		1,775	2,123
Suzlon Energy, Ltd.
Zero Coupon, 06/12/2012 - 10/11/2012		725	856
Zero Coupon, 07/25/2014 § Δ		442	415
Tata Steel, Ltd.
1.00%, 09/05/2012		300	363
Japan - 0.0%¥
Nagoya Railroad Co., Ltd.
0.69%, 03/30/2012 ▲	JPY	3,000	37
Jersey, Channel Islands - 0.7%
Aldar Funding, Ltd.
5.77%, 11/10/2011		$225	227
Dana Gas Sukuk, Ltd.
7.50%, 10/31/2012		2,540	2,315
Fresenius Finance Jersey, Ltd.
5.63%, 08/14/2011	EUR	450	925
Luxembourg - 0.0%¥
Subsea 7 SA
2.25%, 10/11/2013		$100	125
Malaysia - 0.2%
Berjaya Land Bhd
8.00%, 08/15/2011	MYR	1,240	432
IOI Capital Bhd
3.39%, 12/18/2011 ▲		$445	581
Paka Capital, Ltd.
1.21%, 03/12/2013 ▲		200	202
Singapore - 1.3%
Capitaland, Ltd.
2.10%, 11/15/2016	SGD	750	611
2.95%, 06/20/2022	SGD	1,750	1,344
3.13%, 03/05/2018	SGD	1,750	1,493
Keppel Land, Ltd.
2.50%, 06/23/2013	SGD	200	168
Olam International, Ltd.
6.00%, 10/15/2016		$700	922
Wilmar International, Ltd.
1.06%, 12/18/2012 ▲		400	509
Yanlord Land Group, Ltd.
5.85%, 07/13/2014	SGD	750	632
Ying Li International Real Estate Ltd
4.00%, 03/03/2015	SGD	750	539
Spain - 0.1%
Telvent GIT SA
5.50%, 04/15/2015 - 144A		$339	405
United Kingdom - 0.1%
Anglo American PLC
4.00%, 05/07/2014 - Reg S		100	196
Essar Energy PLC
4.25%, 02/01/2016		500	488
United States - 2.1%
Advanced Micro Devices, Inc.
6.00%, 05/01/2015		1,201	1,242
Amylin Pharmaceuticals, Inc.
3.00%, 06/15/2014		560	510
Chesapeake Energy Corp.
2.50%, 05/15/2037		604	663
Gilead Sciences, Inc.
0.50%, 05/01/2011		183	183
0.63%, 05/01/2013 ^		610	707
1.63%, 05/01/2016 - 144A		148	165
Hologic, Inc.
2.00%, 12/15/2037 ^		1,002	1,208
Intel Corp.
2.95%, 12/15/2035		492	525
3.25%, 08/01/2039 ^		1,046	1,330
Kinetic Concepts, Inc.
3.25%, 04/15/2015 - 144A		110	144
McMoRan Exploration Co.
5.25%, 10/06/2011		170	198
Mylan, Inc.
1.25%, 03/15/2012 ^		713	815
3.75%, 09/15/2015		67	133
Omnicare, Inc.
3.75%, 12/15/2025		489	652
SanDisk Corp.
1.00%, 05/15/2013		1,047	1,029
SBA Communications Corp.
1.88%, 05/01/2013		251	279
4.00%, 10/01/2014		207	295
SM Energy Co.
3.50%, 04/01/2027		302	436
Sonosite, Inc.
3.75%, 07/15/2014		108	123
Virgin Islands, British - 0.0%¥
Hongkong Land CB 2005, Ltd.
2.75%, 12/21/2012 - Reg S		100	193

Total Convertible Bonds (cost $29,504)			33,969

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Global Allocation
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

		Principal	Value

LOAN ASSIGNMENTS - 0.3%
Indonesia - 0.1%
Multi Daerah Bersaing PT
7.31%, 04/13/2012 * § Δ		$366	$369
United States - 0.2%
Obsidian Natural Gas Trust
7.00%, 11/02/2015 * § Δ		1,264	1,295

Total Loan Assignments (cost $1,617)			1,664

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.9%
U.S. Treasury Bill
0.02%, 06/30/2011 ▲		1,860	1,860
0.02%, 06/09/2011 - 07/14/2011 ^ ▲		4,250	4,250
0.03%, 07/07/2011 ▲		5,075	5,075
0.03%, 06/23/2011 - 07/21/2011 ^ ▲		3,675	3,675
0.05%, 07/28/2011 ▲		500	500

Total Short-Term U.S. Government Obligations (cost $15,358)			15,358

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 1.0%
Malaysia - 0.3%
Bank Negara Malaysia Monetary Notes
3.04%, 09/15/2011 ▲	MYR	4,792	1,601
Mexico - 0.7%
Mexico Cetes
5.03%, 09/22/2011 ▲	MXN	11,731	1,001
5.11%, 09/08/2011 ▲	MXN	8,069	685
5.14%, 08/11/2011 ▲	MXN	20,755	1,780

Total Short-Term Foreign Government Obligations (cost $4,880)			5,067

		Shares	Value

COMMON STOCKS - 63.3%
Argentina - 0.1%
Banco Macro SA ADR		1,900	70
Cresud SACIF y A ADR ^		5,300	92
IRSA Inversiones y Representaciones SA ADR		6,200	79
Pampa Energia SA ADR ^		6,400	99
Telecom Argentina SA ADR		2,000	46
Australia - 1.3%
Asciano, Ltd.		60,000	109
BHP Billiton, Ltd.		50,489	2,535
CSL, Ltd.		15,854	597
Newcrest Mining, Ltd.		37,923	1,723
Rio Tinto, Ltd. ^		14,492	1,306
Telstra Corp., Ltd.		80,446	257
Woodside Petroleum, Ltd.		5,800	298
Austria - 0.0%∞
Telekom Austria AG		9,096	141
Belgium - 0.1%
RHJ International ‡		42,300	352
RHJ International - 144A ‡ Ə		17,100	142
Bermuda - 0.7%
Arch Capital Group, Ltd. ‡^		3,300	343
Axis Capital Holdings, Ltd.		1,656	59
Cheung Kong Infrastructure Holdings, Ltd.		48,200	235
China Gas Holdings, Ltd.		62,500	24
China Resources Gas Group, Ltd.		136,000	198
Cosan, Ltd. - Class A		34,900	435
Endurance Specialty Holdings, Ltd. ^		9,502	420
Katanga Mining, Ltd. ‡^		63,682	136
Marvell Technology Group, Ltd. ± ‡		16,300	252
Noble Group, Ltd. ^		82,305	150
PartnerRe, Ltd.		1,919	154
Platinum Underwriters Holdings, Ltd. ^		4,089	155
Ports Design, Ltd.		1,300	4
RenaissanceRe Holdings, Ltd.		4,012	282
Validus Holdings, Ltd.		6,161	200
VimpelCom, Ltd. ADR		28,300	412
Brazil - 1.7%
All America Latina Logistica SA		22,930	189
Banco do Brasil SA		4,500	83
Banco Santander Brasil SA		17,200	198
Cia Brasileira de Distribuicao Grupo Pao de Acucar ‡		116	5
Cia Energetica de Minas Gerais ADR		7,963	166
Cyrela Brazil Realty SA
Empreendimentos e Participacoes		44,500	467
Hypermarcas SA ‡		108,200	1,451
MRV Engenharia e Participacoes SA		52,100	450
OGX Petroleo e Gas Participacoes SA ‡		21,700	233
Petroleo Brasileiro SA - Class A ADR		117,452	3,920
SLC Agricola SA		35,900	452
VIVO Participacoes SA ADR		29,100	1,217
Canada - 2.8%
Agrium, Inc.		383	35
Alamos Gold, Inc.		27,650	464
Barrick Gold Corp.		37,485	1,912
BCE, Inc.		1,200	45
Canadian Natural Resources, Ltd.		16,200	760
Canadian Pacific Railway, Ltd.		13,794	914
Cenovus Energy, Inc.		3,880	149
Daylight Energy, Ltd. ^		49,360	566
Eldorado Gold Corp.		63,327	1,179
Goldcorp, Inc.		37,659	2,102
Iamgold Corp.		66,525	1,381
Kinross Gold Corp.		93,034	1,475
Magna International, Inc. - Class A		1,200	62
Potash Corp., of Saskatchewan, Inc.		5,560	313
Research In Motion, Ltd. ‡^		1,000	49
Rogers Communications, Inc. - Class B ^		11,200	424
Silver Wheaton Corp.		22,900	930
Sino-Forest Corp. - Class A ‡^		27,400	681
Suncor Energy, Inc.		9,625	444
Talisman Energy, Inc.		10,670	258
Teck Resources, Ltd. - Class B		1,110	60
TELUS Corp. ‡ Ə		3,770	199
Viterra, Inc.		11,400	137
Cayman Islands - 0.3%
Chaoda Modern Agriculture Holdings, Ltd.		742,890	464
China Dongxiang Group Co.		339,288	119
China Huiyuan Juice Group, Ltd.		63,700	42
Mindray Medical International, Ltd. ADR ^		2,700	72
Mongolian Mining Corp. ‡		138,500	162
Tianjin Port Development Holdings, Ltd.		1,345,300	312
Zhongsheng Group Holdings, Ltd. ‡		148,500	280
Chile - 0.1%
Banco Santander Chile ADR		1,800	165
E.CL SA		103,900	280
Sociedad Quimica y Minera de Chile SA ADR		4,400	269

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Global Allocation
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

China - 0.5%
China BlueChemical, Ltd.	267,200	$217
China Life Insurance Co., Ltd. ADR ^	5,002	269
China Life Insurance Co., Ltd. - Class H	70,800	252
China Shenhua Energy Co., Ltd. - Class H	64,752	302
China Telecom Corp., Ltd.	327,500	189
CSR Corp., Ltd.	98,900	109
Dongfeng Motor Group Co., Ltd. - Class H	85,600	133
Guangshen Railway Co., Ltd.	398,300	157
Guangzhou Automobile Group Co., Ltd.	216,086	243
Jiangsu Expressway Co., Ltd. - Class H	72,500	77
Ping An Insurance Group Co. of China, Ltd. - Class H	22,238	243
Sinopharm Group Co., Ltd. - Class H	165,700	573
Xiamen International Port Co., Ltd. - Class H	382,400	81
Cyprus - 0.0%¥
AFI Development PLC GDR ‡	3,400	4
AFI Development PLC - Class B ‡	25,200	27
Czech Republic - 0.1%
CEZ AS	7,500	430
Egypt - 0.1%
Telecom Egypt	122,968	338
Finland - 0.2%
Fortum OYJ	22,783	785
Nokia OYJ ADR ^	3,800	35
France - 1.5%
BNP Paribas	8,870	702
Cie Generale D’optique Essilor International SA	12,401	1,038
France Telecom SA	16,167	379
GDF Suez ^	31,400	1,285
LVMH Moet Hennessy Louis Vuitton SA	4,060	729
Sanofi-Aventis SA	9,840	778
Sanofi-Aventis SA ADR	1,461	58
Societe Generale	3,570	239
Technip SA	1,460	165
Total SA	15,816	1,013
Total SA ADR	15,000	963
Vivendi SA	24,670	774
Germany - 1.2%
Allianz SE ^	2,436	383
BASF SE	11,370	1,168
Bayer AG ^	7,681	675
Bayer AG ADR	300	26
Bayerische Motoren Werke AG	2,810	265
Beiersdorf AG ^	960	63
Daimler AG ^	10,000	773
Deutsche Bank AG	6,150	402
Deutsche Telekom AG ADR ‡	2,700	45
Infineon Technologies AG	27,990	318
Kabel Deutschland Holding AG ‡	8,330	521
Lanxess AG	2,850	261
Muenchener Rueckversicherungs AG	1,320	218
Siemens AG	7,710	1,122
Guernsey, Channel Islands - 0.0%¥
Amdocs, Ltd. ‡	2,036	63
Hong Kong - 1.1%
AIA Group, Ltd. ‡	61,700	209
Beijing Enterprises Holdings, Ltd.	196,720	1,049
Cheung Kong Holdings, Ltd.	24,500	386
China Mobile, Ltd.	135,500	1,247
China Unicom, Ltd.	127,700	261
Hutchison Whampoa, Ltd.	44,700	511
Link Real Estate Investment Trust	257,067	809
Shougang Concord International
Enterprises Co., Ltd. ‡	442,100	59
Tianjin Development Holdings, Ltd. ‡	839,800	630
Wharf Holdings, Ltd.	65,077	477
India - 0.8%
Adani Enterprises, Ltd.	36,000	511
Adani Power, Ltd. ‡	161,901	415
Bharat Heavy Electricals, Ltd.	18,500	838
Container Corp., of India	3,230	84
Housing Development Finance Corp.	56,520	905
Larsen & Toubro, Ltd.	7,300	263
Reliance Industries, Ltd.	28,270	630
State Bank of India	10,070	640
Indonesia - 0.1%
Bumi Resources PT	1,424,101	570
Telekomunikasi Indonesia PT	161,700	145
Ireland - 0.4%
Accenture PLC - Class A	1,032	59
Covidien PLC	6,712	374
Ingersoll-Rand PLC ^	800	40
Seagate Technology PLC ^	2,100	37
XL Group PLC - Class A	56,971	1,391
Israel - 0.2%
Check Point Software Technologies, Ltd. ‡	1,400	77
Teva Pharmaceutical Industries, Ltd. ADR	19,580	895
Italy - 0.5%
Assicurazioni Generali SpA	10,320	247
Enel SpA	79,300	565
ENI SpA	26,620	712
Intesa Sanpaolo SpA	83,620	278
Telecom Italia SpA	137,540	207
UniCredit SpA	255,280	657
Japan - 6.1%
Aisin Seiki Co., Ltd. ^	8,930	315
Asahi Kasei Corp.	12,800	88
Astellas Pharma, Inc. ^	6,500	248
Bank of Kyoto, Ltd. ^	16,860	156
Bridgestone Corp.	14,400	318
Canon, Inc.	18,364	865
Daihatsu Motor Co., Ltd. ^	17,480	282
Dainippon Sumitomo Pharma Co., Ltd. ^	1,000	10
Daiwa House Industry Co., Ltd.	19,370	234
Denso Corp.	11,770	394
East Japan Railway Co.	18,806	1,045
Fanuc Corp.	2,150	360
Fuji Heavy Industries, Ltd.	88,420	658
Futaba Industrial Co., Ltd. ^	19,400	111
Hitachi Chemical Co., Ltd. ^	15,100	311
Hitachi, Ltd. ^	42,300	230
Hokkaido Coca-Cola Bottling Co., Ltd.	800	4
Honda Motor Co., Ltd.	18,982	731
Hoya Corp. ^	25,289	544
INPEX Corp.	146	1,122
Japan Real Estate Investment Corp. REIT	9	89

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Global Allocation
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

Japan - (continued)
Japan Retail Fund Investment Corp. REIT	19	$31
JGC Corp. ^	26,410	662
JSR Corp.	6,200	130
KDDI Corp. ^	149	995
Kinden Corp. ^	19,600	167
Kirin Holdings Co., Ltd.	35,500	499
Komatsu, Ltd.	11,300	398
Kubota Corp. ^	80,684	774
Kuraray Co., Ltd.	24,730	360
Kyowa Hakko Kirin Co., Ltd.	27,980	278
Marubeni Corp. ^	34,300	251
Mikuni Coca-Cola Bottling Co., Ltd.	1,100	10
Mitsubishi Corp.	56,420	1,530
Mitsubishi Tanabe Pharma Corp. ^	13,000	216
Mitsubishi UFJ Financial Group, Inc.	93,620	449
Mitsui & Co., Ltd.	65,932	1,173
Mitsui Fudosan Co., Ltd.	11,500	200
Mitsui O.S.K. Lines, Ltd. ^	33,840	189
MS&AD Insurance Group Holdings	31,017	726
Murata Manufacturing Co., Ltd. ^	7,150	516
NGK Insulators, Ltd. ^	17,500	304
Nintendo Co., Ltd.	800	189
Nippon Building Fund, Inc. REIT	12	121
Nippon Electric Glass Co., Ltd.	19,200	291
Nippon Telegraph & Telephone Corp.	12,830	598
NKSJ Holdings, Inc.	87,180	562
NTT DoCoMo, Inc. ^	970	1,799
NTT Urban Development Corp.	155	129
Okumura Corp. ^	69,300	271
Rinnai Corp. ^	4,080	271
ROHM Co., Ltd.	5,160	311
Sekisui House, Ltd.	54,900	532
Seven & I Holdings Co., Ltd.	12,257	308
Shin-Etsu Chemical Co., Ltd. ^	19,976	1,040
Shionogi & Co., Ltd. ^	15,220	247
Sony Financial Holdings, Inc. ^	9,100	169
Sumitomo Chemical Co., Ltd. ^	220,820	1,175
Sumitomo Electric Industries, Ltd. ^	20,000	278
Sumitomo Mitsui Financial Group, Inc.	10,580	329
Suzuki Motor Corp. ^	48,662	1,159
Tadano, Ltd. ^	4,000	21
TDK Corp. ^	5,520	285
Terumo Corp.	4,950	276
Toda Corp.	66,300	246
Toho Co., Ltd. ^	13,181	200
Tokio Marine Holdings, Inc.	48,300	1,352
Tokyo Gas Co., Ltd.	121,370	541
Toyota Industries Corp.	22,937	695
Toyota Motor Corp.	12,570	501
UBE Industries, Ltd.	116,600	373
West Japan Railway Co.	99	361
Yamada Denki Co., Ltd. ^	2,800	197
Jersey, Channel Islands - 0.0%¥
Shire PLC ADR ^	300	28
Kazakhstan - 0.2%
KazMunaiGas Exploration Production GDR	35,800	813
Korea, Republic of - 0.9%
Cheil Industries, Inc.	2,900	319
Hyundai Motor Co.	1,800	414
KT Corp.	1,700	61
KT Corp. ADR	24,540	498
KT&G Corp.	7,110	421
LG Corp.	4,000	368
LG Display Co., Ltd.	5,000	180
Mando Corp.	500	88
POSCO	700	306
POSCO ADR	3,100	341
Samsung Electronics Co., Ltd.	1,250	1,041
Samsung Fine Chemicals Co., Ltd.	3,700	274
SK Telecom Co., Ltd.	2,860	434
Luxembourg - 0.0%¥
Millicom International Cellular SA	1,400	152
Tenaris SA ADR ^	1,245	63
Malaysia - 0.6%
Axiata Group Bhd ‡	611,612	1,012
British American Tobacco Malaysia Bhd ‡	12,100	196
IOI Corp., Bhd	54,998	98
Plus Expressways Bhd	295,881	449
Telekom Malaysia Bhd	451,524	608
Tenaga Nasional Bhd	28,446	58
YTL Power International Bhd	755,105	576
Mexico - 0.2%
America Movil SAB de CV ADR	12,300	704
Fomento Economico Mexicano SAB de CV ADR	2,900	182
Netherlands - 0.4%
CNH Global N.V. ‡	1,200	58
ING Groep NV ‡	16,700	220
Koninklijke KPN NV	25,681	408
Koninklijke Philips Electronics NV	22,910	679
Koninklijke Philips Electronics NV - Class Y	1,800	53
Lyondellbasell Industries NV - Class A ‡	1,500	67
Unilever NV	14,520	478
Netherlands Antilles - 0.4%
Schlumberger, Ltd.	23,680	2,125
Norway - 0.2%
DnB NOR ASA ^	23,800	387
Statoil ASA	17,380	509
Telenor ASA	10,210	176
Panama - 0.1%
McDermott International, Inc. ‡	26,842	620
Philippines - 0.0%¥
Philippine Long Distance Telephone Co. ADR	3,700	215
Poland - 0.0%¥
Powszechny Zaklad Ubezpieczen SA	1,000	141
Portugal - 0.0%¥
Zon Multimedia	10,900	62
Russian Federation - 1.4%
Federal Hydrogenerating Co. JSC CLS ‡ Ə	18,520	1
Federal Hydrogenerating Co. JSC 038D ‡	1,845,426	92
Federal Hydrogenerating Co. JSC ADR ‡	202,046	1,050
Gazprom OAO ADR	45,000	762
Kuzbassrazrezugol ‡	504,760	192
LSR Group - 144A GDR	70,300	657
Magnitogorsk Iron & Steel Works GDR	36,700	463

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Global Allocation
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

Russian Federation (continued)
MMC Norilsk Nickel OJSC ADR	13,134	$364
Novorossiysk Commercial Sea Port PJSC GDR ‡	0,512	382
Polyus Gold OJSC ADR	30,000	1,087
Rosneft Oil Co. GDR	74,000	663
Rushydro JSC Depository Receipt ‡ Ə	1,421	t
Sberbank of Russian Federation	410,100	1,499
Uralkali GDR	900	38
Singapore - 0.8%
Capitaland, Ltd. ‡	81,450	226
DBS Group Holdings, Ltd.	20,770	254
Fraser and Neave, Ltd.	98,100	503
Global Logistic Properties, Ltd. - Class L ‡^	109,500	173
Keppel Corp., Ltd.	83,611	813
MobileOne, Ltd. ^	111,730	218
Oversea-Chinese Banking Corp.	89,190	696
Raffles Medical Group, Ltd.	86,100	160
SembCorp Marine, Ltd. ^	50,610	234
Singapore Press Holdings, Ltd. ^	52,080	169
Singapore Telecommunications, Ltd.	237,550	605
United Overseas Bank, Ltd.	11,770	189
South Africa - 0.3%
Anglo Platinum, Ltd. ^	935	95
AngloGold Ashanti, Ltd. ADR	2,300	117
Harmony Gold Mining Co., Ltd. ADR ^	44,000	685
Impala Platinum Holdings, Ltd.	3,200	100
Life Healthcare Group Holdings, Ltd.	89,000	228
Sasol, Ltd.	1,600	92
Spain - 0.5%
Banco Santander SA ^	79,462	1,015
Repsol YPF SA	13,150	470
Telefonica SA ^	40,419	1,086
Telefonica SA ADR	6,900	186
Switzerland - 1.4%
ACE, Ltd.	19,146	1,287
Credit Suisse Group AG	8,350	379
Garmin, Ltd. ‡^	1,373	47
Nestle SA	25,667	1,593
Noble Corp. ‡	1,286	55
Novartis AG	12,398	736
Roche Holding AG	3,665	594
Swiss Reinsurance Co., Ltd. ‡	900	54
Swisscom AG	810	372
TE Connectivity, Ltd.	3,732	134
Transocean, Ltd. ‡	6,782	494
Tyco International, Ltd.	3,659	178
UBS AG ‡	23,120	463
Weatherford International, Ltd. ‡	19,146	413
Zurich Financial Services AG ‡	1,551	436
Taiwan - 1.1%
Asustek Computer, Inc.	12,617	114
Catcher Technology Co., Ltd.	25,100	158
Cheng Shin Rubber Industry Co., Ltd.	75,500	191
Chunghwa Telecom Co., Ltd.	103,116	328
Chunghwa Telecom Co., Ltd. ADR ^	19,886	627
Compal Electronics, Inc.	60,242	68
Delta Electronics, Inc.	138,541	619
Far EasTone Telecommunications Co., Ltd.	168,000	255
Formosa Chemicals & Fibre Corp.	50,000	202
High Tech Computer Corp.	32,262	1,464
Hon Hai Precision Industry Co., Ltd.	63,042	239
Mediatek, Inc.	21,025	232
Nan Ya Plastics Corp.	60,000	184
Taiwan Semiconductor Manufacturing Co., Ltd.	288,888	739
Yulon Motor Co., Ltd.	139,000	289
Thailand - 0.3%
Hana Microelectronics PCL	112,658	93
PTT PCL	34,397	432
PTT Chemical PCL	133,966	719
Siam Commercial Bank PCL	118,675	461
Turkey - 0.3%
Bim Birlesik Magazalar AS	9,300	324
Tupras Turkiye Petrol Rafinerileri AS	11,362	369
Turk Telekomunikasyon AS	62,080	323
Turkcell Iletisim Hizmetleri AS	28,147	166
Turkiye Garanti Bankasi AS	83,936	435
United Kingdom - 2.8%
Amlin PLC	15,900	111
Anglo American PLC	14,300	750
Antofagasta PLC	35,000	805
AstraZeneca PLC ADR	1,000	50
BG Group PLC	72,600	1,869
BP PLC	91,569	704
BP PLC ADR	18,800	867
British American Tobacco PLC	7,306	319
BT Group PLC - Class A	196,200	644
Diageo PLC ADR	14,538	1,183
Ensco PLC ADR	800	48
GlaxoSmithKline PLC ADR ^	1,600	70
Guinness Peat Group PLC	400,977	263
HSBC Holdings PLC	137,228	1,495
International Power PLC	111,400	617
Lloyds TSB Group PLC ‡	429,216	426
National Grid PLC	95,500	980
Petropavlovsk PLC	5,900	88
Prudential PLC	7,800	101
Royal Dutch Shell PLC - Class A ADR	7,551	585
Scottish & Southern Energy PLC	28,700	651
Standard Chartered PLC	10,425	290
Unilever PLC	7,086	231
Unilever PLC ADR ^	4,400	143
Vodafone Group PLC	281,622	814
Vodafone Group PLC ADR	20,761	605
United States - 31.5%
3M Co.	8,100	787
Abbott Laboratories	20,727	1,079
Activision Blizzard, Inc.	62,200	708
Adobe Systems, Inc. ‡	5,200	174
Advance Auto Parts, Inc. ^	963	63
Advanced Micro Devices, Inc. ± ‡	54,600	497
AES Corp. ‡	23,497	311
Aetna, Inc.	24,860	1,029
Agilent Technologies, Inc. ‡	12,100	604
Albemarle Corp.	1,100	78
Alcoa, Inc.	29,100	495
Allergan, Inc.	2,700	215
Alliance Resource Partners, LP	3,773	311
Allstate Corp.	5,316	180

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Global Allocation
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

United States (continued)
Altera Corp.	1,700	$83
Altria Group, Inc.	20,162	541
American Electric Power Co., Inc.	6,472	236
American Tower Corp. - Class A ‡	9,950	521
American Water Works Co., Inc.	10,172	299
Ameriprise Financial, Inc.	1,000	62
AmerisourceBergen Corp. - Class A	10,434	424
Amgen, Inc. ‡	10,016	570
Anadarko Petroleum Corp.	10,893	860
Analog Devices, Inc.	1,600	64
Apache Corp.	9,433	1,258
Apple, Inc. ‡	15,401	5,364
Arrow Electronics, Inc. ‡^	1,500	68
AT&T, Inc.	100,492	3,128
Autodesk, Inc. ‡	1,500	67
Autoliv, Inc.	700	56
Ball Corp.	1,700	63
Bank of America Corp.	138,219	1,697
Bank of New York Mellon Corp.	37,618	1,089
Becton, Dickinson and Co.	800	69
Biogen Idec, Inc. ‡	908	88
BMC Software, Inc. ‡	1,469	74
Boeing Co.	14,398	1,150
BorgWarner, Inc. ‡^	3,100	239
Bristol-Myers Squibb Co.	111,673	3,138
Broadcom Corp. - Class A ‡	7,838	276
CA, Inc. ^	39,860	980
Capital One Financial Corp.	3,100	170
Cardinal Health, Inc.	1,459	64
Celgene Corp. ‡	4,600	271
CenturyLink, Inc.	22,172	904
Cephalon, Inc. ± ‡	4,300	330
Charter Communications, Inc. ‡	1,700	100
Chevron Corp.	34,466	3,772
Chubb Corp.	8,610	561
CIGNA Corp.	9,710	455
Cimarex Energy Co.	700	77
Cisco Systems, Inc. ±	99,998	1,756
Citigroup, Inc. ‡	412,364	1,893
CMS Energy Corp. ^	12,873	255
CNA Financial Corp. ^	1,400	43
Coach, Inc.	1,100	66
Coca-Cola Co.	6,068	410
Coca-Cola Enterprises, Inc.	2,300	65
Cognizant Technology Solutions Corp. - Class A ‡	2,304	191
Colgate-Palmolive Co.	9,724	820
Comcast Corp. - Class A	61,168	1,605
Complete Production Services, Inc. ‡^	10,645	361
Computer Sciences Corp. ^	1,988	101
Comverse Technology, Inc. ‡^	27,119	207
ConAgra Foods, Inc.	6,060	148
ConocoPhillips	26,340	2,079
Consol Energy, Inc.	37,770	2,043
Constellation Brands, Inc. - Class A ‡	7,110	159
Corning, Inc.	64,410	1,349
Crown Holdings, Inc. ‡	6,686	250
CVS Caremark Corp.	21,668	785
Darden Restaurants, Inc.	700	33
DaVita, Inc. ‡	6,149	542
Dell, Inc. ± ‡	40,681	631
Devon Energy Corp.	12,569	1,144
DISH Network Corp. - Class A ‡	6,680	167
Dominion Resources, Inc.	5,600	260
Dow Chemical Co.	23,192	951
Dr. Pepper Snapple Group, Inc.	4,137	162
E.I. du Pont de Nemours & Co.	16,032	910
Eastman Chemical Co.	700	75
Eaton Corp.	1,136	61
eBay, Inc. ‡	11,709	403
Edison International	1,500	59
El Paso Corp.	101,811	1,976
Electronic Arts, Inc. ‡	21,830	441
Eli Lilly & Co.	9,835	364
EMC Corp. ‡	26,791	759
Endo Pharmaceuticals Holdings, Inc. ‡	1,977	77
Energizer Holdings, Inc. ‡	500	38
Entergy Corp.	5,442	379
EOG Resources, Inc. ±	5,400	610
Exelon Corp.	6,637	280
Expedia, Inc. ^	1,570	39
Exxon Mobil Corp.	76,120	6,698
Fidelity National Financial, Inc. - Class A ^	38,380	593
Fidelity National Information Services, Inc.	1,167	39
FMC Corp.	16,777	1,481
Ford Motor Co. ‡	48,300	747
Forest Laboratories, Inc. ‡	2,994	99
Freeport-McMoRan Copper & Gold, Inc.	13,976	769
General Communication, Inc. - Class A ‡^	2,624	30
General Dynamics Corp.	4,600	335
General Electric Co.	169,130	3,459
General Mills, Inc.	18,628	719
General Motors Co. ‡	28,400	912
Gilead Sciences, Inc. ‡	14,291	555
Global Industries, Ltd. ‡^	49,163	485
Goldman Sachs Group, Inc.	8,140	1,230
Google, Inc. - Class A ± ‡	3,136	1,706
Halliburton Co.	23,042	1,163
Harris Corp.	1,079	57
Healthsouth Corp. ‡^	11,805	303
Hecla Mining Co. ‡	20,800	196
Hess Corp.	8,861	762
Hewlett-Packard Co.	39,175	1,581
HJ Heinz Co.	4,294	220
Hologic, Inc. ‡	35,016	771
Humana, Inc. ‡	8,946	681
Huntington Ingalls Industries, Inc. ‡^	1,240	50
Intel Corp.	55,265	1,281
International Business Machines Corp.	22,587	3,853
International Game Technology	19,047	337
International Paper Co.	5,810	179
Intuit, Inc. ‡	1,300	72
Johnson & Johnson	47,761	3,139
JPMorgan Chase & Co.	61,610	2,811
KBR, Inc.	12,582	483
Kimberly-Clark Corp.	400	26
KLA-Tencor Corp.	1,300	57
Kraft Foods, Inc. - Class A ±	32,146	1,080
L-3 Communications Holdings, Inc. ^	700	56

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Global Allocation
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

United States (continued)
LAM Research Corp. ‡	1,100	$53
Leucadia National Corp.	1,700	66
Lexmark International, Inc. - Class A ‡	3,794	122
Liberty Global, Inc. ‡^	1,600	74
Life Technologies Corp. ‡	9,967	550
Limited Brands, Inc.	2,117	87
Lincoln National Corp.	1,500	47
Lockheed Martin Corp.	10,173	806
Lorillard, Inc. ^	2,285	243
Lubrizol Corp.	606	82
Macy’s, Inc.	1,800	43
Marathon Oil Corp.	17,775	961
Mastercard, Inc. - Class A ±	1,000	276
Mattel, Inc.	15,807	422
McDonald’s Corp.	6,717	526
McGraw-Hill Cos., Inc.	1,600	65
McKesson Corp.	7,758	644
Mead Johnson Nutrition Co. - Class A	14,144	946
MeadWestvaco Corp.	2,129	72
Medco Health Solutions, Inc. ‡	14,611	867
Medtronic, Inc.	25,978	1,084
Merck & Co., Inc.	52,243	1,878
MetLife, Inc.	4,428	207
MetroPCS Communications, Inc. ‡	11,900	200
Mettler-Toledo International, Inc. ‡^	1,755	329
Micron Technology, Inc. ‡	4,400	50
Microsoft Corp.	167,286	4,354
Molson Coors Brewing Co. - Class B	1,300	63
Morgan Stanley	25,793	674
Motorola Solutions, Inc. ‡	6,937	318
Murphy Oil Corp.	800	62
Mylan, Inc. ‡	28,433	709
National Oilwell Varco, Inc.	17,859	1,370
Newmont Mining Corp.	26,255	1,538
News Corp. - Class A	23,580	420
Nextera Energy, Inc.	14,054	795
NII Holdings, Inc. ‡	1,200	50
Northern Trust Corp.	5,216	261
Northrop Grumman Corp.	7,441	473
NRG Energy, Inc. ‡^	5,180	125
Occidental Petroleum Corp.	20,206	2,309
Oceaneering International, Inc. ‡	700	61
Oracle Corp.	52,570	1,895
Pall Corp.	3,203	187
Parker Hannifin Corp.	700	66
PerkinElmer, Inc.	8,167	231
Perrigo Co. ^	5,500	497
Pfizer, Inc.	132,359	2,774
PG&E Corp.	6,097	281
PharMerica Corp. ‡^	183	2
Philip Morris International, Inc.	13,391	930
Pitney Bowes, Inc. ^	1,257	31
Polo Ralph Lauren Corp. - Class A	500	65
Polycom, Inc. ‡	11,445	685
PPG Industries, Inc.	700	66
PPL Corp.	20,300	557
Praxair, Inc.	2,837	302
Precision Castparts Corp.	3,420	528
Pride International, Inc. ‡	800	35
Principal Financial Group, Inc.	4,846	164
Procter & Gamble Co.	27,456	1,782
Progressive Corp.	11,340	249
Pulte Group, Inc. ‡^	37,800	307
QUALCOMM, Inc.	41,697	2,370
Quicksilver Resources, Inc. ‡^	54,600	811
R.R. Donnelley & Sons Co.	1,813	34
Raytheon Co.	7,131	346
Reinsurance Group of America, Inc. - Class A	700	44
Ross Stores, Inc.	608	45
Ryder System, Inc.	755	40
Safeway, Inc.	1,270	31
SanDisk Corp. ± ‡	10,094	496
Sara Lee Corp. ±	48,098	923
Sempra Energy	2,800	154
Simon Property Group, Inc. REIT	2,800	321
SM Energy Co. ± ^	10,862	824
Southern Co.	13,650	533
Southwest Airlines Co.	3,200	38
Spirit Aerosystems Holdings, Inc. - Class A ‡	24,811	610
St. Joe Co. ‡^	72,253	1,887
State Street Corp.	11,388	530
SunTrust Banks, Inc.	5,600	158
Symantec Corp. ± ‡	30,572	601
Teradata Corp. ‡	1,841	103
Texas Instruments, Inc.	25,318	900
Thermo Fisher Scientific, Inc. ‡	10,174	610
Time Warner, Inc.	6,203	235
Time Warner Cable, Inc.	3,073	240
Torchmark Corp.	1,000	67
Transatlantic Holdings, Inc.	2,220	109
Travelers Cos., Inc.	18,725	1,185
TRW Automotive Holdings Corp. ‡	1,100	63
U.S. Bancorp	41,839	1,080
Union Pacific Corp.	20,387	2,110
United Technologies Corp. ±	11,684	1,047
UnitedHealth Group, Inc.	15,920	784
Unum Group	1,402	37
Urban Outfitters, Inc. ‡	1,600	50
Valero Energy Corp.	17,909	507
VeriSign, Inc. ^	1,868	69
Verizon Communications, Inc.	47,173	1,782
Viacom, Inc. - Class B	15,401	788
Visa, Inc. - Class A	4,700	367
Wal-Mart Stores, Inc.	29,718	1,634
Walt Disney Co.	14,700	634
Waters Corp. ‡^	5,651	554
WellPoint, Inc.	17,312	1,328
Wells Fargo & Co.	82,124	2,391
Western Digital Corp. ‡	3,018	120
Western Union Co. ^	2,900	62
Whiting Petroleum Corp. ‡	4,300	299
Williams Cos., Inc.	1,800	60
Windstream Corp.	5,304	68
Wisconsin Energy Corp. ^	4,586	143
Wyndham Worldwide Corp.	1,400	48
Xerox Corp.	56,425	569

Total Common Stocks (cost $271,594)		333,545

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Global Allocation
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

INVESTMENT COMPANIES - 3.7%
Cayman Islands - 0.1%
Dragon Capital - Vietnam Enterprise Investments, Ltd.	51,468	$112
Vinaland, Ltd.	234,300	214
United States - 3.6%
Consumer Staples Select Sector SPDR Fund	14,761	465
Energy Select Sector SPDR Fund	37,385	3,007
Financial Select Sector SPDR Fund	43,910	719
Health Care Select Sector SPDR Fund ^	14,779	521
iShares Dow Jones U.S. Telecommunications Sector Index Fund ^	8,125	199
iShares Silver Trust ^	29,800	1,398
Market Vectors - Gold Miners ETF	51,673	3,212
SPDR Gold Shares	55,782	8,499
SPDR KBW Regional Banking Trust ETF ^	9,607	257
Technology Select Sector SPDR Fund ^	23,800	637
Utilities Select Sector SPDR Fund ^	1,800	60
Vanguard Telecommunication Services ETF	300	21

Total Investment Companies (cost $12,248)		19,321

CONVERTIBLE PREFERRED STOCK - 0.0%∞
Bermuda - 0.0%¥
Bunge, Ltd. 4.88% ^	1,390	149
Total Convertible Preferred Stock (cost $80)

PREFERRED STOCKS - 1.7%
Brazil - 0.5%
Cia Brasileira de Distribuicao Grupo Pao de Acucar 0.98% ▲	22,092	983
Itau Unibanco Holding SA 2.68% ▲	20,000	472
Usinas Siderurgicas de Minas Gerais
SA 3.89% ▲	10,300	106
Vale SA 3.43% ▲	33,500	980
Germany - 0.2%
Volkswagen AG 1.75% ▲ ^	5,990	1,180
Ireland - 0.0%¥
XL Group PLC 10.75% ^	4,470	147
Switzerland - 0.1%
UBS AG 9.38% ^	13,325	372
United Kingdom - 0.1%
HSBC Holdings PLC 8.00%	13,400	368
United States - 0.8%
Chesapeake Energy Corp. 5.75% -144A	1,083	1,503
Citigroup Capital XIII 7.88% *	10,132	281
General Motors Co. 4.75%	15,450	770
GMAC Capital Trust I 8.13% *	26,000	676
Health Care REIT, Inc. 6.50%	6,650	357
Omnicare Capital Trust II 4.00%	4,800	231
PPL Corp. 8.75%	6,400	344
SandRidge Energy, Inc. 7.00% -144A	2,400	433

Total Preferred Stocks (cost $7,110)		9,203

	Notional
	Amount	Value

PURCHASED OPTIONS - 0.2%
Call Options - 0.2%
Citi TAIEX Index	$2	$40
Call Strike TWD 290.81
Expires 12/19/2011
Citi TAIEX Index	2	42
Call Strike TWD 301.94
Expires 12/19/2012
Deutsche Bank MSCI Europe Excluding United Kingdom Index	49	527
Call Strike $96.02
Expires 09/01/2011
Euro STOXX 50 Price Index	1	20
Call Strike EUR 2,958.17
Expires 04/04/2012
General Mills, Inc.	6	10
Call Strike $38.00
Expires 07/16/2011
Google, Inc. Class A	1	5
Call Strike $575.00
Expires 06/18/2011
S&P 500 Index	1	49
Call Strike $1,379.67
Expires 03/16/2012
Taiwan TAIEX Index	3	42
Call Strike TWD 9,000.00
Expires 12/21/2011
UBS Euro Stoxx 50 Index	t	30
Call Strike EUR 3,069.55
Expires 12/16/2011
Put Options - 0.0%¥
Brazil Bovespa Index	t	4
Put Strike BRL 63,229.00
Expires 10/13/2011
Citi S&P 500 Index	t	—
Put Strike $1,263.03
Expires 10/10/2011
Euro Stoxx Index	t	—
Put Strike EUR 2,747.77
Expires 06/15/2012
iShares Russell 2000 Index	12	—
Put Strike $78.04
Expires 10/12/2011
KOSPI 200 Index	3,300	8
Put Strike KRW 230.71
Expires 12/08/2011
Market Vectors	19	18
Put Strike $50.00
Expires 09/17/2011
Market Vectors - Gold Miners ETF	21	48
Put Strike $56.00
Expires 09/17/2011
Market Vectors - Gold Miners ETF	16	18
Put Strike $57.19
Expires 11/11/2011
Market Vectors - Gold Miners ETF	41	84
Put Strike $50.00
Expires 01/21/2012

Total Purchased Options (cost $503)		945

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Global Allocation
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

WARRANTS - 0.1%
United States - 0.1%
Bank of America Corp. ‡
Expiration: 01/16/2019
Exercise Price: $13.30	22,336	$152
Citigroup, Inc. ‡
Expiration: 10/28/2018
Exercise Price: $178.50	18,400	3
Ford Motor Co. ‡
Expiration: 01/01/2013
Exercise Price: $9.20	43,117	286
Canada - 0.0%¥
Kinross Gold Corp. ‡
Expiration: 09/03/2013
Exercise Price: $32.00	9,602	14

Total Warrants (cost $427)		455

SECURITIES LENDING COLLATERAL - 8.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	45,105,532	45,106
Total Securities Lending Collateral (cost $45,106)

	Principal	Value

REPURCHASE AGREEMENT - 0.0%¥
State Street Bank & Trust Co.
0.01% ▲, dated 04/29/2011, to be repurchased at $130 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 06/01/2025, with a value of $134.	$130	130

Total Repurchase Agreement (cost $130)

Total Investment Securities (cost $484,101) #		566,079
Other Assets and Liabilities - Net		(39,682)

Net Assets		$526,397

	Notional
	Amount	Value

WRITTEN-OPTIONS - (0.2)% Ж
Call Options - (0.1)%
Advanced Micro Devices, Inc.	$(33)	(30)
Call Strike $10.00
Expires 01/21/2012
Brazil Bovespa Index	(t )	—
Call Strike BRL 75,043.00
Expires 10/13/2011
Cephalon, Inc.	(2)	(29)
Call Strike $65.00
Expires 01/21/2012
Cisco Systems, Inc.	(27)	(18)
Call Strike $20.00
Expires 01/21/2012
Cisco Systems, Inc.	(14)	(21)
Call Strike $17.50
Expires 01/21/2012
Citi S&P 500 Index	(t )	(6)
Call Strike $1,403.95
Expires 10/10/2011
Dell, Inc.	(9)	(17)
Call Strike $15.00
Expires 01/21/2012
Dell, Inc.	(11)	(9)
Call Strike $16.00
Expires 08/20/2011
EOG Resources, Inc.	(3)	(53)
Call Strike $100.00
Expires 01/21/2012
Euro STOXX 50 Price Index	(t )	—
Call Strike EUR 3,011.25
Expires 06/15/2012
Hutchinson Whampoa	(23)	(2)
Call Strike $103.02
Expires 07/08/2011
Hutchinson Whampoa, Ltd. OTC	(21)	(2)
Call Strike $97.50
Expires 06/29/2011
iShares Russell 2000 Index	(12)	(30)
Call Strike $87.28
Expires 10/12/2011
Kraft Foods, Inc.	(16)	(21)
Call Strike $34.00
Expires 01/20/2012
Kraft Foods, Inc. Class A	(16)	(16)
Call Strike $35.00
Expires 01/21/2012
Marvell Technology Group, Ltd.	(16)	(17)
Call Strike $17.50
Expires 01/21/2012
Mastercard, Inc. Class A	(1)	(16)
Call Strike $285.00
Expires 10/22/2011
Nikkei 225 Index	(t )	(19)
Call Strike JPY 10,996.49
Expires 11/18/2011
Pultegroup, Inc.	(18)	(23)
Call Strike $10.00
Expires 01/19/2013
SanDisk Corp.	(6)	(43)
Call Strike $46.00
Expires 10/22/2011
Sara Lee Corp.	(48)	(66)
Call Strike $18.00
Expires 07/16/2011
SM Energy Co.	(3)	(18)
Call Strike $80.00
Expires 11/19/2011
SM Energy Co.	(2)	(25)
Call Strike $65.00
Expires 08/20/2011
Symantec Corp.	(19)	(61)
Call Strike $17.50
Expires 01/21/2012
United Technologies Corp.	(7)	(77)
Call Strike $80.00
Expires 01/21/2012
Urban Outfitters, Inc.	(2)	(4)
Call Strike $34.00
Expires 01/20/2012

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Global Allocation
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Notional
	Amount	Value

Put Options - (0.1%)
Beiersdorf AG	$(3)	$(4)
Put Strike $38.00
Expires 01/20/2012
Beiersdorf AG	(5)	(6)
Put Strike $38.00
Expires 12/16/2011
Broadcom Corp. Class A	(5)	(11)
Put Strike $35.00
Expires 08/20/2011
Citi TAIEX Index	(2)	(38)
Put Strike TWD 252.72
Expires 12/19/2012
Citi TAIEX Index	(2)	(31)
Put Strike TWD 243.41
Expires 12/19/2011
Deutsche Bank MSCI Europe
Excluding United Kingdom Index	(49)	—
Put Strike $90.74
Expires 09/01/2011
Euro STOXX 50 Price Index	(1)	—
Put Strike EUR 2,662.35
Expires 04/04/2012
Euro Stoxx 50 Price Index OTC	(t )	(25)
Put Strike EUR 2,761.62
Expires 09/16/2011
General Mills, Inc.	(6)	(1)
Put Strike $34.00
Expires 07/16/2011
Google, Inc. Class A	(1)	(32)
Put Strike $560.00
Expires 06/18/2011
Market Vectors - Gold Miners ETF	(29)	(19)
Put Strike $40.00
Expires 01/21/2012
Market Vectors - Gold Miners ETF	(41)	(29)
Put Strike $48.00
Expires 09/17/2011
Mastercard, Inc. Class A	(1)	(4)
Put Strike $220.00
Expires 10/22/2011
S&P 500 Index	(1)	—
Put Strike $1,131.30
Expires 03/16/2012
SPX Index	(1)	(6)
Put Strike $988.57
Expires 12/08/2011
Taiwan TAIEX Index	(3)	(45)
Put Strike TWD 8,400.00
Expires 12/21/2011
UBS Euro Stoxx 50 Index	(t )	(15)
Put Strike EUR 2,437.08
Expires 12/16/2011
Urban Outfitters, Inc.	(9)	(10)
Put Strike $27.00
Expires 09/17/2011
Visa, Inc. Class A	(11)	(2)
Put Strike $65.00
Expires 06/18/2011

Total Written Options (Premiums: $(740))		(901)

FUTURES CONTRACTS:
				Net Unrealized
				Appreciation
Description	Type	Contracts ┌	Expiration Date	(Depreciation)

ASX SPI 200 Index	Long	1	06/16/2011	$8
DAX Index	Long	2	06/17/2011	65
Euro Stoxx 50 Index	Short	(30)	06/17/2011	(30)
FTSE 100 Index	Long	6	06/17/2011	39
Russell 2000 Mini Index	Short	(71)	06/17/2011	(271)
S&P 500 Index	Short	(21)	06/16/2011	(152)

				$(341)

FORWARD FOREIGN CURRENCY CONTRACTS:
			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Brazilian Real	7	05/03/2011	$5	$ t
Canadian Dollar	208	05/13/2011	216	4
Canadian Dollar	1,163	05/13/2011	1,208	21
Chinese Yuan Renminbi (Offshore)	5,769	03/12/2012	900	6
Chinese Yuan Renminbi (Offshore)	1,914	04/11/2012	297	4
Euro	886	05/05/2011	1,256	56
Euro	937	05/05/2011	1,328	61
Euro	366	05/06/2011	525	18
Euro	515	05/06/2011	736	26
Euro	700	05/12/2011	1,011	25
Euro	1,466	05/12/2011	2,117	53

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Global Allocation
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Euro	1,069	05/20/2011	$1,527	$55
Euro	515	05/20/2011	736	26
Euro	225	05/20/2011	321	12
Euro	732	05/26/2011	1,069	15
Euro	732	05/26/2011	1,071	13
Euro	370	05/26/2011	542	5
Euro	651	05/27/2011	954	10
Euro	1,099	05/27/2011	1,608	18
Japanese Yen	91,333	05/06/2011	1,099	27
Japanese Yen	53,572	05/06/2011	627	33
Japanese Yen	61,531	05/06/2011	741	17
Japanese Yen	(26,865)	05/06/2011	(321)	(10)
Japanese Yen	(63,176)	05/06/2011	(750)	(29)
Japanese Yen	(63,159)	05/06/2011	(750)	(29)
Japanese Yen	17,768	05/09/2011	219	t
Malaysian Ringgit	(4,792)	09/15/2011	(1,578)	(24)
Malaysian Ringgit	(815)	09/28/2011	(268)	(5)
Mexican Peso	(8,292)	08/11/2011	(675)	(38)
Mexican Peso	(6,099)	08/11/2011	(494)	(31)
Mexican Peso	(4,146)	08/11/2011	(338)	(19)
Mexican Peso	(2,218)	08/11/2011	(180)	(11)
Mexican Peso	(8,069)	09/08/2011	(660)	(33)
Mexican Peso	(3,944)	09/22/2011	(321)	(17)
Mexican Peso	(7,788)	09/22/2011	(640)	(27)
Norwegian Krone	5,618	05/13/2011	1,033	37
Norwegian Krone	5,779	05/13/2011	1,061	40
Republic of Korea Won	(1,276,909)	05/04/2011	(1,190)	(2)
Republic of Korea Won	228,010	05/04/2011	207	6
Republic of Korea Won	1,276,910	05/04/2011	1,155	37
Republic of Korea Won	(228,010)	05/04/2011	(212)	t
Republic of Korea Won	1,276,911	06/07/2011	1,189	3
Republic of Korea Won	228,010	06/07/2011	212	1
Singapore Dollar	644	05/16/2011	500	26
Singapore Dollar	507	09/12/2011	400	14
South African Rand	(2,157)	05/05/2011	(319)	(9)
Swiss Franc	(19)	05/02/2011	(22)	t
Swiss Franc	1,279	05/05/2011	1,383	96
Swiss Franc	1,690	05/12/2011	1,882	72
Taiwan Dollar	(5,919)	05/16/2011	(205)	(2)
Taiwan Dollar	5,919	05/16/2011	200	7

				$557

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:
				Unrealized
			Settlement	Appreciation
Bought/Sold	Currency	Amount	Date	(Depreciation)

Buy	Swiss Franc	886	05/19/2011	$20
Sell	Euro	(690)	05/19/2011	(18)
Buy	Swiss Franc	1,676	05/19/2011	38
Sell	Euro	(1,305)	05/19/2011	(32)
Buy	Swiss Franc	1,638	05/13/2011	107
Sell	Euro	(1,247)	05/13/2011	(59)
Buy	Swiss Franc	1,187	05/13/2011	77
Sell	Euro	(904)	05/13/2011	(43)

				$90

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Global Allocation
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value

Oil, Gas & Consumable Fuels	10.6%	$59,933
Foreign Government Obligation	7.3	41,208
U.S. Government Obligation	6.7	38,199
Metals & Mining	4.9	27,470
Capital Markets	4.1	23,412
Pharmaceuticals	3.6	20,383
Commercial Banks	3.5	19,658
Diversified Telecommunication Services	2.8	15,700
Diversified Financial Services	2.6	14,857
Wireless Telecommunication Services	2.4	13,470
Insurance	2.4	13,397
Industrial Conglomerates	2.1	11,793
Chemicals	2.0	11,470
Food Products	1.9	10,576
Computers & Peripherals	1.8	10,424
Real Estate Management & Development	1.8	10,203
Software	1.7	9,695
Automobiles	1.7	9,496
Semiconductors & Semiconductor Equipment	1.7	9,399
Electric Utilities	1.6	9,319
Health Care Providers & Services	1.6	9,058
Energy Equipment & Services	1.4	8,011
Communications Equipment	1.2	6,941
Health Care Equipment & Supplies	1.1	6,137
Media	1.1	6,054
IT Services	1.0	5,539
Aerospace & Defense	1.0	5,401
Road & Rail	0.9	5,096
Electronic Equipment & Instruments	0.9	5,017
Food & Staples Retailing	0.9	4,992
Biotechnology	0.7	3,976
Trading Companies & Distributors	0.6	3,615
Multi-Utilities	0.6	3,312
Life Sciences Tools & Services	0.5	3,055
Beverages	0.5	2,858
Machinery	0.5	2,810
Household Products	0.5	2,666
Tobacco	0.5	2,650
Auto Components	0.4	2,532
Electrical Equipment	0.4	2,387
Internet Software & Services	0.4	2,178
Construction & Engineering	0.4	2,092
Household Durables	0.4	2,074
Paper & Forest Products	0.4	1,983
Independent Power Producers & Energy Traders	0.3	1,852
Transportation Infrastructure	0.3	1,782
Personal Products	0.3	1,781
Real Estate Investment Trusts	0.3	1,728
Hotels, Restaurants & Leisure	0.3	1,451
Office Electronics	0.3	1,434
Construction Materials	0.2	1,404
Mortgage-Backed Security	0.2	1,160
Consumer Finance	0.2	1,123
Textiles, Apparel & Luxury Goods	0.2	983
Purchased Options	0.2	945
Thrifts & Mortgage Finance	0.2	905
Specialty Retail	0.1	722
Gas Utilities	0.1	565

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Global Allocation
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Percentage of
INVESTMENTS BY INDUSTRY (continued):	Total Investments		Value

Building Products	0.1%		$539
Leisure Equipment & Products	0.1		422
Containers & Packaging	0.1		313
Water Utilities	0.1		299
Marine	0.0	∞	189
Asset-Backed Security	0.0	∞	140
Commercial Services & Supplies	0.0	∞	65
Multiline Retail	0.0	∞	43
Internet & Catalog Retail	0.0	∞	39
Airlines	0.0	∞	38

Investment Securities, at Value	88.4		500,418
Short-Term Investments	11.6		65,661

Total Investments	100.0%		$566,079

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $43,707.

∞	Percentage rounds to less than 0.1% or (0.1)%.

*	Floating or variable rate note. Rate is listed as of 04/30/2011.

Ž	The security has a perpetual maturity. The date shown is the next call date.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a total market value of $342, or 0.06%, of the fund’s net assets.

t	Value and/or principal rounds to less than $1 or $(1).

Џ	In default.

‡	Non-income producing security.

§	Illiquid. These securities aggregated to $5,871, or 1.12%, of the fund’s net assets.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $484,101. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $92,678 and $10,700, respectively. Net unrealized appreciation for tax purposes is $81,978.

┌	Contract amounts are not in thousands.

±	All or a portion of these securities have been segregated as collateral with the broker for open written option contracts. The total value of these securities at 04/30/2011 is $6,102.

g	A portion of this security in the amount of $1,333 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.

Ж	Cash in the amount of $3,557 has been segregated as collateral with the broker and cash in the amount of $100 has been pledged by the broker as collateral, with the custodian for open written option contracts.

Δ	Restricted security. At 04/30/2011, the fund owned the following securities (representing 0.39% of net assets) which were restricted as to public resale:

Description	Date of Acquisition	Principal	Cost	Market Value	Price ¥

Suzlon Energy, Ltd., Zero Coupon, 07/25/2014	07/21/2009	$442	$454	$415	$94.00
Multi Daerah Bersaing PT, 7.31%, 04/13/2012	04/13/2010	366	363	369	100.70
Obsidian Natural Gas Trust, 7.00%, 11/02/2015	11/05/2010	1,264	1,253	1,295	102.50

¥	— Price is not in thousands.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2011, these securities aggregated $17,171, or 3.26%, of the fund’s net assets.
ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
ETF	Exchange-Traded Fund
EUR	Euro
GBP	Pound Sterling
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
JPY	Japanese Yen
JSC	Joint Stock Company
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Riggit

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Global Allocation
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
DEFINITIONS (continued):

NZD	New Zealand Dollar
OJSC	Open Joint Stock Company
OTC	Over the Counter
PJSC	Public Joint Stock Company
PLN	Polish Zloty
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
SGD	Singapore Dollar
TRY	Turkish New Lira
TWD	Taiwan New Dollar
VALUATION SUMMARY: '

		Level 2 -
		Other	Level 3 -
	Level 1-	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Asset-Backed Security	$—	$140	$—	$140
Common Stocks	199,230	134,315	—	333,545
Convertible Bonds	—	33,969	—	33,969
Convertible Preferred Stock	149	—	—	149
Corporate Debt Securities	—	19,366	t	19,366
Foreign Government Obligations	—	41,208	—	41,208
Investment Companies	19,321	—	—	19,321
Loan Assignments	—	1,664	—	1,664
Mortgage-Backed Security	—	1,160	—	1,160
Preferred Corporate Debt Security	—	1,094	—	1,094
Preferred Stocks	7,136	2,067	—	9,203
Purchased Options	945	—	—	945
Repurchase Agreement	—	130	—	130
Securities Lending Collateral	45,106	—	—	45,106
Short-Term Foreign Government Obligations	—	5,067	—	5,067
Short-Term U.S. Government Obligations	—	15,358	—	15,358
U.S. Government Obligations	—	38,199	—	38,199
Warrants	455	—	—	455

Total	$272,342	$293,737	$ t	$566,079

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments	Prices	Inputs	Inputs	04/30/2011

Written Options	$—	$(901)	$—	$(901)

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Total at
Other Financial Instruments ₣	Prices	Inputs	Inputs	04/30/2011

Futures Contracts - Appreciation	$112	$—	$—	$112
Futures Contracts - Depreciation	(453)	—	—	(453)
Forward Foreign Currency Contracts - Appreciation	—	1,085	—	1,085
Forward Foreign Currency Contracts - Depreciation	—	(438)	—	(438)

Total	$(341)	$647	$—	$306

Level 3 Rollforward - Investment Securities

Net Change in
Unrealized
Appreciation/
(Depreciation)
						Net Change in				on
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending	Investments
	Balance at			Discounts/	Realized	Appreciation	into	out of	Balance at	Held at
Securities	10/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	/(Depreciation)	Level 3	Level 3	04/30/2011	04/30/2011

Corporate Debt Securities	$ t	$—	$—	$—	$—	$—	$—	$—	$ t	$—

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Large Cap Value
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 99.7%
Aerospace & Defense - 1.1%
Raytheon Co.	150,000	$7,283
Auto Components - 0.6%
Autoliv, Inc.	54,000	4,327
Beverages - 1.3%
Coca-Cola Enterprises, Inc.	62,000	1,761
Constellation Brands, Inc. - Class A ‡	295,000	6,605
Biotechnology - 1.8%
Amgen, Inc. ‡^	214,000	12,166
Capital Markets - 1.9%
Ameriprise Financial, Inc.	124,000	7,695
Legg Mason, Inc.	127,000	4,718
Chemicals - 0.9%
Huntsman Corp. ^	87,000	1,814
Lubrizol Corp.	20,100	2,703
RPM International, Inc. ^	77,000	1,810
Commercial Banks - 2.8%
CapitalSource, Inc.	377,000	2,518
Fifth Third Bancorp	478,000	6,343
KeyCorp	875,000	7,587
SunTrust Banks, Inc.	75,000	2,114
Wells Fargo & Co.	7,000	204
Commercial Services & Supplies - 0.9%
Avery Dennison Corp.	137,000	5,718
Communications Equipment - 0.9%
Motorola Solutions, Inc. ‡	128,571	5,899
Computers & Peripherals - 2.9%
Lexmark International, Inc. - Class A ‡^	175,000	5,644
Seagate Technology PLC ^	373,000	6,572
Western Digital Corp. ‡	176,000	7,005
Construction & Engineering - 0.4%
KBR, Inc.	72,000	2,763
Consumer Finance - 2.7%
Capital One Financial Corp.	173,000	9,468
Discover Financial Services	338,000	8,396
Diversified Consumer Services - 0.2%
Service Corp., International ^	126,000	1,483
Diversified Financial Services - 1.5%
Ares Capital Corp. ^	60,000	1,063
Citigroup, Inc. ‡	841,000	3,860
JPMorgan Chase & Co.	104,000	4,745
Leucadia National Corp.	13,000	503
Diversified Telecommunication Services - 4.1%
AT&T, Inc.	141,000	4,388
CenturyLink, Inc.	162,739	6,636
Verizon Communications, Inc. ^	424,000	16,020
Electric Utilities - 2.4%
Edison International	196,000	7,697
FirstEnergy Corp. ^	208,000	8,312
Electronic Equipment & Instruments - 1.4%
Corning, Inc.	444,000	9,297
Energy Equipment & Services - 1.9%
Nabors Industries, Ltd. ‡	221,000	6,772
Oceaneering International, Inc. ‡	55,000	4,808
SEACOR Holdings, Inc. ^	12,000	1,186
Food & Staples Retailing - 1.5%
Kroger Co.	89,000	2,164
Safeway, Inc. ^	311,000	7,561
Food Products - 1.0%
Tyson Foods, Inc. - Class A	349,000	6,945
Gas Utilities - 1.1%
Atmos Energy Corp. ^	99,100	3,458
UGI Corp. ^	126,000	4,195
Health Care Equipment & Supplies - 0.1%
Beckman Coulter, Inc.	12,000	994
Health Care Providers & Services - 10.6%
Aetna, Inc.	204,000	8,442
AmerisourceBergen Corp. - Class A	162,000	6,584
Brookdale Senior Living, Inc. - Class A ‡^	66,000	1,798
Cardinal Health, Inc.	140,000	6,117
CIGNA Corp.	169,000	7,914
Coventry Health Care, Inc. ‡	218,000	7,035
Humana, Inc. ‡	107,000	8,145
Lincare Holdings, Inc. ^	77,700	2,441
UnitedHealth Group, Inc.	259,000	12,750
WellPoint, Inc.	126,000	9,676
Household Products - 0.5%
Procter & Gamble Co.	56,000	3,634
Independent Power Producers & Energy Traders - 2.6%
AES Corp. ‡	520,000	6,884
GenOn Energy, Inc. ‡	1,099,980	4,323
NRG Energy, Inc. ‡^	247,800	5,997
Industrial Conglomerates - 3.4%
General Electric Co.	1,103,000	22,556
Insurance - 7.5%
American Financial Group, Inc.	133,800	4,786
American International Group, Inc. ‡^	179,000	5,576
Assurant, Inc.	46,000	1,826
Axis Capital Holdings, Ltd.	24,000	849
Berkshire Hathaway, Inc. - Class B ‡^	6,000	500
Endurance Specialty Holdings, Ltd. ^	117,200	5,197
HCC Insurance Holdings, Inc. ^	212,000	6,898
Principal Financial Group, Inc.	202,000	6,818
Travelers Cos., Inc. ^	119,000	7,529
Unitrin, Inc.	78,000	2,359
Unum Group ^	267,000	7,070
XL Group PLC - Class A	18,000	440
IT Services - 0.8%
Computer Sciences Corp. ^	42,000	2,141
Convergys Corp. ‡^	216,000	3,132
Life Sciences Tools & Services - 0.2%
PerkinElmer, Inc.	57,000	1,611
Machinery - 0.9%
Harsco Corp.	4,000	142
Oshkosh Corp. ‡	73,000	2,311
Timken Co.	61,200	3,452
Media - 6.3%
CBS Corp. - Class B	318,000	8,020
Comcast Corp. - Class A	529,000	13,881
News Corp. - Class A	527,000	9,391
Time Warner Cable, Inc.	115,000	8,985
Virgin Media, Inc. ^	57,000	1,725
Metals & Mining - 2.2%
Alcoa, Inc. ^	474,000	8,058
Walter Energy, Inc.	47,000	6,496
Multiline Retail - 1.1%
Macy’s, Inc.	297,000	7,101

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica BlackRock Large Cap Value
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

Multi-Utilities - 1.1%
Ameren Corp.	13,000	$381
CMS Energy Corp. ^	108,000	2,138
Integrys Energy Group, Inc. ^	90,000	4,713
Oil, Gas & Consumable Fuels - 8.2%
Arch Coal, Inc. ^	33,000	1,132
Chevron Corp. ^	62,000	6,785
ConocoPhillips	166,000	13,102
Marathon Oil Corp. ^	177,000	9,565
Murphy Oil Corp.	99,000	7,671
Teekay Corp. ^	44,000	1,496
Tesoro Corp. ‡^	251,000	6,807
Valero Energy Corp.	288,000	8,150
Paper & Forest Products - 2.1%
Domtar Corp.	34,000	3,163
International Paper Co. ^	220,000	6,794
MeadWestvaco Corp. ^	107,600	3,625
Pharmaceuticals - 8.7%
Bristol-Myers Squibb Co. ^	408,000	11,465
Eli Lilly & Co. ^	259,000	9,586
Endo Pharmaceuticals Holdings, Inc. ‡^	61,200	2,397
Forest Laboratories, Inc. ‡	221,000	7,328
Johnson & Johnson	61,000	4,009
Pfizer, Inc.	1,103,000	23,118
Road & Rail - 0.2%
Ryder System, Inc.	30,000	1,605
Semiconductors & Semiconductor Equipment - 3.3%
Intel Corp. ^	473,000	10,970
International Rectifier Corp. ‡^	6,000	207
Novellus Systems, Inc. ‡^	70,000	2,247
Texas Instruments, Inc. ^	253,000	8,989
Software - 1.7%
Amdocs, Ltd. ‡	128,000	3,936
CA, Inc.	207,600	5,104
Symantec Corp. ‡	107,000	2,103
Specialty Retail - 1.0%
GameStop Corp. - Class A ‡^	259,000	6,651
Tobacco - 1.3%
Philip Morris International, Inc.	126,000	8,749
Wireless Telecommunication Services - 2.6%
NII Holdings, Inc. ‡	127,000	5,281
Sprint Nextel Corp. ‡^	1,701,000	8,810
Telephone & Data Systems, Inc. ^	101,000	3,390

Total Common Stocks (cost $534,852)		665,257

SHORT-TERM INVESTMENT COMPANY - 0.2%
Capital Markets 0.2%
BlackRock Provident TempFund 24	1,168,296	1,168
Total Short-Term Investment Company (cost $1,168)

SECURITIES LENDING COLLATERAL - 20.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	138,589,143	138,589
Total Securities Lending Collateral (cost $138,589)

Total Investment Securities (cost $674,609) #		805,014
Other Assets and Liabilities - Net		(138,282)

Net Assets		$666,732

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

^	All or a portion of this security is on loan. The value of all securities on loan is $135,227.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $674,609. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $136,445 and $6,040, respectively. Net unrealized appreciation for tax purposes is $130,405.
VALUATION SUMMARY: '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$652,814	$12,443	$—	$665,257
Securities Lending Collateral	138,589	—	—	138,589
Short-Term Investment Company	1,168	—	—	1,168

Total	$792,571	$12,443	$—	$805,014

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Clarion Global Real Estate Securities
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 98.9%
Australia - 9.7%
Dexus Property Group REIT	3,729,698	$3,598
Goodman Group REIT	3,298,855	2,567
GPT Group REIT	1,149,573	3,982
Investa Office Fund REIT	3,016,800	2,083
Lend Lease Corp., Ltd.	63,113	602
Mirvac Group REIT	1,330,351	1,852
Stockland REIT	973,840	4,035
Westfield Group REIT	546,343	5,401
Westfield Retail Trust REIT	1,234,027	3,584
Bermuda - 2.5%
Great Eagle Holdings, Ltd.	348,400	1,238
Hongkong Land Holdings, Ltd.	647,700	4,852
Kerry Properties, Ltd.	215,000	1,147
Brazil - 0.2%
Sonae Sierra Brasil SA	44,500	676
Canada - 3.4%
Brookfield Asset Management, Inc. - Class A ^	25,900	871
Brookfield Office Properties, Inc.	159,300	3,151
Calloway Real Estate Investment Trust	52,500	1,389
Canadian Real Estate Investment Trust	15,500	549
Primaris Retail Real Estate Investment Trust	37,900	833
RioCan Real Estate Investment Trust	106,900	2,864
Cayman Islands - 0.3%
Longfor Properties Co., Ltd.	532,000	852
France - 7.5%
Accor SA	29,690	1,319
ICADE REIT	20,000	2,566
Klepierre REIT	40,960	1,683
Mercialys SA REIT	34,781	1,504
Nexity SA	28,630	1,556
Societe Immobiliere de Location pour l’Industrie et le Commerce REIT	5,930	889
Unibail-Rodamco Se REIT ^	50,860	11,899
Germany - 0.7%
GSW Immobilien AG ‡	37,430	1,206
IVG Immobilien AG ‡	85,820	724
Hong Kong - 8.6%
Cheung Kong Holdings, Ltd.	468,924	7,378
Hang Lung Group, Ltd.	238,848	1,608
Hang Lung Properties, Ltd.	361,400	1,608
Hysan Development Co., Ltd.	125,500	586
Link Real Estate Investment Trust	1,080,300	3,401
Sun Hung Kai Properties, Ltd.	521,245	8,169
Wharf Holdings, Ltd.	254,405	1,867
Japan - 12.6%
Advance Residence Investment Corp. - Class A REIT	474	993
Daito Trust Construction Co., Ltd. ^	24,000	1,920
Daiwa House Industry Co., Ltd.	135,200	1,638
Frontier Real Estate Investment Corp. REIT	199	1,845
Japan Real Estate Investment Corp. REIT	313	3,098
Japan Retail Fund Investment Corp. REIT	965	1,560
Kenedix Realty Investment Corp. REIT ^	123	523
Mitsubishi Estate Co., Ltd.	496,820	8,695
Mitsui Fudosan Co., Ltd.	322,046	5,589
Nippon Accommodations Fund, Inc. REIT	147	1,079
Nippon Building Fund, Inc. REIT	238	2,395
Nomura Real Estate Holdings, Inc.	77,000	1,189
Sumitomo Realty & Development Co., Ltd.	197,100	4,080
United Urban Investment Corp. - Class A REIT	876	1,112
Netherlands - 1.2%
Corio NV REIT ^	28,170	1,994
Eurocommercial Properties NV REIT	16,727	860
Wereldhave NV REIT	5,740	600
Norway - 0.1%
Norwegian Property ASA ‡	111,490	225
Singapore - 4.5%
Ascendas REIT	360,000	597
Capitacommercial Trust REIT ^	2,240,000	2,636
Capitaland, Ltd. ‡	1,307,050	3,630
CapitaMall Trust REIT ^	370,114	571
CapitaMalls Asia, Ltd.	205,300	297
City Developments, Ltd.	61,500	595
Frasers Centrepoint Trust REIT	227,100	275
Global Logistic Properties, Ltd. - Class L ‡^	1,815,200	2,862
Keppel Land, Ltd. ^	229,000	780
Suntec Real Estate Investment Trust ^	452,000	561
Sweden - 0.5%
Castellum AB	55,550	862
Hufvudstaden AB - Class A	46,570	597
Switzerland - 0.4%
Swiss Prime Site AG ‡	13,810	1,152
United Kingdom - 4.8%
British Land Co., PLC REIT	219,688	2,212
Derwent London PLC REIT	97,119	2,914
Grainger PLC	155,000	299
Great Portland Estates PLC REIT	229,460	1,617
Hammerson PLC REIT	118,432	931
Land Securities Group PLC REIT	310,175	4,077
Safestore Holdings PLC	345,100	887
Segro PLC REIT	108,445	590
United States - 41.9%
Alexandria Real Estate Equities, Inc. REIT ^	35,200	2,892
AMB Property Corp. REIT ^	68,600	2,497
Apartment Investment & Management Co. - Class A REIT ^	109,900	2,963
AvalonBay Communities, Inc. REIT ^	41,325	5,232
Boston Properties, Inc. REIT ^	80,700	8,436
BRE Properties, Inc. REIT ^	59,600	3,023
Developers Diversified Realty Corp. REIT	177,700	2,619
Equity Residential REIT	149,200	8,910
Federal Realty Investment Trust REIT ^	33,300	2,916
General Growth Properties, Inc. REIT ^	266,690	4,454
HCP, Inc. REIT	115,500	4,576
Health Care REIT, Inc. REIT	24,600	1,323
Highwoods Properties, Inc. REIT ^	32,300	1,192
Host Hotels & Resorts, Inc. REIT ^	321,377	5,717
Kimco Realty Corp. REIT	104,100	2,034
Liberty Property Trust REIT	108,100	3,802
Macerich Co. REIT ^	108,107	5,710
Nationwide Health Properties, Inc. REIT	77,800	3,408
Pebblebrook Hotel Trust REIT ^	50,000	1,073
ProLogis REIT	274,000	4,463
Public Storage REIT ^	27,900	3,273
Regency Centers Corp. REIT ^	64,300	3,026
Simon Property Group, Inc. REIT ^	92,403	10,584
SL Green Realty Corp. REIT ^	49,600	4,093
Starwood Hotels & Resorts Worldwide, Inc.	52,900	3,151
Tanger Factory Outlet Centers REIT ^	42,500	1,174
Taubman Centers, Inc. REIT ^	41,600	2,419
UDR, Inc. REIT ^	150,783	3,904
Ventas, Inc. REIT ^	35,500	1,986
Vornado Realty Trust REIT	85,737	8,289

Total Common Stocks (cost $205,280)		$281,565

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Clarion Global Real Estate Securities
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

SECURITIES LENDING COLLATERAL - 16.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24%▲	48,099,412	$48,099
Total Securities Lending Collateral (cost $48,099)

	Principal	Value

REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $2,337 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 12/01/2025, with a value of $2,385.	$2,337	2,337
Total Repurchase Agreement (cost $2,337)

Total Investment Securities (cost $255,716) #		332,001
Other Assets and Liabilities - Net		(47,287)

Net Assets		$284,714

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value

Real Estate Investment Trusts	61.4%	$203,707
Real Estate Management & Development	22.1	73,388
Hotels, Restaurants & Leisure	1.3	4,470

Investment Securities, at Value	84.8	281,565
Short-Term Investments	15.2	50,436

Total Investments	100.0%	$332,001

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $46,535.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $255,716. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $77,881 and $1,596, respectively. Net unrealized appreciation for tax purposes is $76,285.

DEFINITION:

REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
VALUATION SUMMARY: '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$137,560	$144,005	$—	$281,565
Repurchase Agreement	—	2,337	—	2,337
Securities Lending Collateral	48,099	—	—	48,099

Total	$185,659	$146,342	$—	$332,001

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Federated Market Opportunity
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

REPURCHASE AGREEMENT - 100.0%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $53,657 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/01/2025, with a value of $54,732.	$53,657	$53,657
Total Repurchase Agreement (cost $53,657)

Total Investment Securities (cost $53,657) #		53,657
Other Assets and Liabilities — Net		(19)

Net Assets		$53,638

FORWARD FOREIGN CURRENCY CONTRACTS:
			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Australian Dollar	500	06/16/2011	$531	$14
Australian Dollar	(500)	06/16/2011	(500)	(44)
Canadian Dollar	(530)	07/20/2011	(541)	(18)
Canadian Dollar	530	07/20/2011	555	4
Euro	380	07/20/2011	550	11
Euro	(380)	07/20/2011	(522)	(39)
Japanese Yen	130,004	06/28/2011	1,552	51
Japanese Yen	(130,004)	06/28/2011	(1,608)	5
Japanese Yen	(141,740)	06/28/2011	(1,754)	5
Japanese Yen	141,740	06/28/2011	1,717	31
Japanese Yen	130,004	06/28/2011	1,578	25
Japanese Yen	(130,004)	06/28/2011	(1,556)	(48)
Swiss Franc	(330)	05/31/2011	(344)	(37)
Swiss Franc	330	05/31/2011	371	11

				$(29)

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $53,657.
VALUATION SUMMARY: '

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Repurchase Agreement	$—	$53,657	$—	$53,657

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Total at
Other Financial Instruments ₣	Prices	Inputs	Inputs	04/30/2011

Forward Foreign Currency Contracts - Appreciation	$—	$157	$—	$157
Forward Foreign Currency Contracts - Depreciation	—	(186)	—	(186)

Total	$—	$(29)	$—	$(29)

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica First Quadrant Global Macro
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Notional
	Amount	Value

PURCHASED OPTIONS - 0.4%
Call Options - 0.4%
CBOE SPX Volitility Index	$23	$2
Call Strike $30.00
Expires 05/18/2011
S&P 500 Index	15	638
Call Strike $1,325.00
Expires 05/21/2011
S&P 500 Index	5	—
Call Strike $1,475.00
Expires 05/21/2011
S&P 500 Index	15	8
Call Strike $1,475.00
Expires 06/18/2011
S&P 500 Index	16	9
Call Strike $1,500.00
Expires 07/16/2011
Put Options - 0.0% ¥
S&P 500 Index	31	44
Put Strike $1,050.00
Expires 07/16/2011
S&P 500 Index	31	63
Put Strike $1,075.00
Expires 07/16/2011

Total Purchased Options (cost $552)		764

	Principal	Value

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 29.2%
United States - 29.2%
U.S. Treasury Bill
0.02%, 06/16/2011 ▲ ■ ☼ Υ	24,000	23,996
0.05%, 08/11/2011 ▲ ☼	2,000	1,999
0.06%, 08/18/2011 ▲ ■ ☼	7,000	6,997
0.09%, 09/22/2011 ▲ ■ ☼	9,500	9,494

Total Short-Term U.S. Government Obligations (cost $42,486)		42,486

	Principal	Value

REPURCHASE AGREEMENT - 71.5%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $104,059 on 05/02/2011. Collateralized by U.S. Government Agency Obligations, 4.00%, due 05/01/2025 - 06/01/2025, with a total value of $106,143.	$104,059	$104,059
Total Repurchase Agreement (cost $104,059)

Total Investment Securities (cost $147,097) #		147,309
Other Assets and Liabilities - Net		(1,672)

Net Assets		$145,637

	Notional
	Amount	Value

WRITTEN-OPTIONS - (0.7%)
Call Options - (0.4%)
S&P 500 Index	(16)	(241)
Call Strike $1,400.00
Expires 07/16/2011
S&P 500 Index	(15)	(266)
Call Strike $1,375.00
Expires 06/18/2011
Put Options - (0.3%)
S&P 500 Index	(31)	(439)
Put Strike $1,275.00
Expires 07/16/2011

Total Written Options (Premiums: $(1,080))		$(946)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica First Quadrant Global Macro
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

FUTURES CONTRACTS:
				Net Unrealized
				Appreciation
Description	Type	Contracts ┌	Expiration Date	(Depreciation)

10-Year Australian Treasury Bond	Short	(503)	06/15/2011	$(149)
10-Year Government of Canada Bond	Short	(165)	06/21/2011	(145)
10-Year Japan Government Bond Mini	Long	22	06/08/2011	3
10-Year U.S. Treasury Note	Long	520	06/21/2011	1,249
AEX Index	Long	1	05/20/2011	—
ASX SPI 200 Index	Short	(36)	06/16/2011	(161)
DAX Index	Long	9	06/17/2011	211
FTSE 100 Index	Long	21	06/17/2011	94
FTSE MIB Index	Long	21	06/17/2011	190
German Euro Bund	Long	347	06/08/2011	743
Hang Seng Index	Short	(12)	05/30/2011	21
IBEX 35 Index	Long	14	05/20/2011	5
S&P 500 E-Mini Index	Long	28	06/17/2011	69
S&P 500 E-Mini Index	Short	(143)	06/17/2011	(459)
S&P TSE 60 Index	Short	(11)	06/16/2011	(13)
TOPIX Index	Long	29	06/10/2011	(29)
United Kingdom Long Gilt Bond	Short	(298)	06/28/2011	(1,201)

				$428

FORWARD FOREIGN CURRENCY CONTRACTS:
			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Australian Dollar	(2,930)	06/15/2011	$(2,881)	$(311)
Australian Dollar	683	06/15/2011	664	80
Australian Dollar	(3,444)	06/15/2011	(3,397)	(354)
Australian Dollar	(833)	06/15/2011	(871)	(37)
Australian Dollar	1,973	06/15/2011	1,943	207
Australian Dollar	(2,841)	06/15/2011	(2,868)	(228)
Australian Dollar	(782)	06/15/2011	(801)	(51)
Australian Dollar	(648)	06/15/2011	(659)	(48)
Australian Dollar	558	06/15/2011	596	12
Australian Dollar	918	06/15/2011	953	47
Australian Dollar	194	06/15/2011	207	5
Australian Dollar	(1,361)	06/15/2011	(1,413)	(70)
Australian Dollar	(295)	06/15/2011	(310)	(12)
Australian Dollar	116	06/15/2011	126	♦
Australian Dollar	362	06/15/2011	393	2
Australian Dollar	(95)	06/15/2011	(103)	(1)
Australian Dollar	(28,439)	06/15/2011	(28,539)	(2,446)
Australian Dollar	385	06/15/2011	395	25
Australian Dollar	76	06/15/2011	80	3
Canadian Dollar	(2,285)	06/15/2011	(2,337)	(75)
Canadian Dollar	(191)	06/15/2011	(195)	(7)
Canadian Dollar	2,739	06/15/2011	2,780	112
Canadian Dollar	(1,652)	06/15/2011	(1,691)	(53)
Canadian Dollar	401	06/15/2011	412	11
Canadian Dollar	(576)	06/15/2011	(586)	(23)
Canadian Dollar	1,745	06/15/2011	1,757	86
Canadian Dollar	2,361	06/15/2011	2,450	42
Canadian Dollar	(1,371)	06/15/2011	(1,426)	(22)
Canadian Dollar	(1,560)	06/15/2011	(1,614)	(34)
Canadian Dollar	(2,299)	06/15/2011	(2,343)	(83)
Canadian Dollar	979	06/15/2011	997	37
Canadian Dollar	(2,010)	06/15/2011	(2,085)	(37)
Euro	(2,682)	06/15/2011	(3,877)	(91)
Euro	2,401	06/15/2011	3,325	226
Euro	(2,242)	06/15/2011	(3,199)	(118)
Euro	1,135	06/15/2011	1,606	72
Euro	1,807	06/15/2011	2,596	77

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica First Quadrant Global Macro
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Euro	1,846	06/15/2011	$2,597	$134
Euro	1,479	06/15/2011	2,197	(9)
Euro	1,741	06/15/2011	2,444	131
Euro	1,489	06/15/2011	2,095	107
Euro	(1,913)	06/15/2011	(2,661)	(170)
Euro	1,730	06/15/2011	2,414	144
Euro	(3,538)	06/15/2011	(4,938)	(295)
Euro	(753)	06/15/2011	(1,047)	(67)
Euro	445	06/15/2011	613	45
Euro	(1,959)	06/15/2011	(2,736)	(161)
Japanese Yen	(260,626)	06/15/2011	(3,145)	(69)
Japanese Yen	(192,047)	06/15/2011	(2,355)	(13)
Japanese Yen	74,054	06/15/2011	936	(23)
Japanese Yen	125,336	06/15/2011	1,550	(5)
Japanese Yen	(425,521)	06/15/2011	(5,180)	(67)
Japanese Yen	(230,193)	06/15/2011	(2,843)	5
Japanese Yen	297,809	06/15/2011	3,687	(15)
Japanese Yen	219,471	06/15/2011	2,649	57
Japanese Yen	226,307	06/15/2011	2,711	79
Japanese Yen	80,564	06/15/2011	946	48
Japanese Yen	(109,903)	06/15/2011	(1,325)	(31)
Japanese Yen	(255,609)	06/15/2011	(3,018)	(134)
Japanese Yen	(143,373)	06/15/2011	(1,756)	(12)
Japanese Yen	(163,066)	06/15/2011	(1,994)	(17)
Japanese Yen	(291,193)	06/15/2011	(3,537)	(54)
Japanese Yen	208,305	06/15/2011	2,527	41
New Zealand Dollar	(5,734)	06/15/2011	(4,203)	(422)
New Zealand Dollar	(2,911)	06/15/2011	(2,118)	(230)
New Zealand Dollar	(1,247)	06/15/2011	(931)	(75)
New Zealand Dollar	4,540	06/15/2011	3,430	232
New Zealand Dollar	1,706	06/15/2011	1,332	45
New Zealand Dollar	2,066	06/15/2011	1,521	146
New Zealand Dollar	1,942	06/15/2011	1,475	92
New Zealand Dollar	(2,972)	06/15/2011	(2,319)	(78)
New Zealand Dollar	5,574	06/15/2011	4,102	395
New Zealand Dollar	4,832	06/15/2011	3,854	44
New Zealand Dollar	2,296	06/15/2011	1,851	1
New Zealand Dollar	135	06/15/2011	99	10
New Zealand Dollar	3,495	06/15/2011	2,767	52
New Zealand Dollar	3,374	06/15/2011	2,672	49
New Zealand Dollar	3,134	06/15/2011	2,481	47
New Zealand Dollar	3,125	06/15/2011	2,498	23
New Zealand Dollar	899	06/15/2011	647	78
Pound Sterling	(62)	06/15/2011	(102)	(2)
Pound Sterling	31	06/15/2011	52	♦
Pound Sterling	(136)	06/15/2011	(222)	(5)
Pound Sterling	247	06/15/2011	396	16
Pound Sterling	920	06/15/2011	1,482	54
Pound Sterling	(181)	06/15/2011	(292)	(11)
Pound Sterling	(163)	06/15/2011	(264)	(9)
Pound Sterling	34	06/15/2011	55	1
Pound Sterling	94	06/15/2011	151	6
Pound Sterling	(29)	06/15/2011	(48)	(1)
Pound Sterling	(34)	06/15/2011	(56)	(1)
Pound Sterling	233	06/15/2011	379	10
Pound Sterling	182	06/15/2011	292	12
Pound Sterling	(180)	06/15/2011	(293)	(7)
Pound Sterling	50	06/15/2011	80	3
Pound Sterling	(69)	06/15/2011	(110)	(4)
Pound Sterling	735	06/15/2011	1,198	29
Pound Sterling	17	06/15/2011	27	1
Pound Sterling	(4)	06/15/2011	(6)	♦
Pound Sterling	157	06/15/2011	254	7
Pound Sterling	(105)	06/15/2011	(172)	(2)
Pound Sterling	127	06/15/2011	204	9

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica First Quadrant Global Macro
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Pound Sterling	336	06/15/2011	$539	$22
Pound Sterling	151	06/15/2011	244	8
Pound Sterling	(211)	06/15/2011	(347)	(5)
Pound Sterling	(19)	06/15/2011	(31)	(1)
Pound Sterling	(122)	06/15/2011	(200)	(4)
Pound Sterling	21,839	06/15/2011	35,460	997
Pound Sterling	(89)	06/15/2011	(145)	(4)
Pound Sterling	(15)	06/15/2011	(25)	(1)
Swedish Krona	5,691	06/15/2011	935	4
Swedish Krona	(8,825)	06/15/2011	(1,384)	(73)
Swedish Krona	(740)	06/15/2011	(115)	(7)
Swedish Krona	5,227	06/15/2011	842	20
Swedish Krona	6,308	06/15/2011	1,014	27
Swedish Krona	(6,463)	06/15/2011	(1,014)	(53)
Swedish Krona	(2,765)	06/15/2011	(443)	(14)
Swedish Krona	(19,430)	06/15/2011	(3,050)	(158)
Swedish Krona	(8,576)	06/15/2011	(1,352)	(64)
Swedish Krona	3,345	06/15/2011	532	20
Swedish Krona	(14,087)	06/15/2011	(2,186)	(140)
Swedish Krona	5,292	06/15/2011	816	58
Swedish Krona	169,542	06/15/2011	26,590	1,402
Swedish Krona	4,450	06/15/2011	700	35
Swedish Krona	(11,305)	06/15/2011	(1,781)	(85)
Swedish Krona	19,444	06/15/2011	3,027	183
Swedish Krona	(19,546)	06/15/2011	(3,086)	(141)
Swedish Krona	8,727	06/15/2011	1,376	65
Swiss Franc	725	06/15/2011	779	60
Swiss Franc	2,171	06/15/2011	2,369	141
Swiss Franc	653	06/15/2011	713	42
Swiss Franc	(6,717)	06/15/2011	(7,247)	(518)
Swiss Franc	(2,453)	06/15/2011	(2,634)	(203)
Swiss Franc	(2,286)	06/15/2011	(2,577)	(67)
Swiss Franc	(1,622)	06/15/2011	(1,756)	(120)
Swiss Franc	(609)	06/15/2011	(681)	(23)
Swiss Franc	(2,331)	06/15/2011	(2,678)	(17)
Swiss Franc	1,488	06/15/2011	1,658	62
Swiss Franc	2,089	06/15/2011	2,281	135
Swiss Franc	(2,243)	06/15/2011	(2,486)	(108)
Swiss Franc	(2,334)	06/15/2011	(2,612)	(87)
Swiss Franc	1,389	06/15/2011	1,508	98
Swiss Franc	(1,992)	06/15/2011	(2,201)	(102)
Swiss Franc	2,122	06/15/2011	2,352	103
Swiss Franc	2,806	06/15/2011	3,043	202

				$(1,204)

NOTES TO SCHEDULE OF INVESTMENTS:

∞	Percentage rounds to less than 0.1%.

▲	Rate shown reflects the yield at 04/29/2011.

♦	Net unrealized appreciation (depreciation) is less than $1 or $(1).

☼	All or a portion of these securities, in the amount of $16,905, have been segregated with the broker to cover open forward contracts.

■	All or a portion of these securities, in the amount of $17,494, have been segregated with the broker to cover open written options.

Υ	A portion of this security, in the amount of $6,999, has been segregated with the broker to cover margin requirements for open futures contracts.

#	Aggregate cost for federal income tax purposes is $147,097. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $315 and $103, respectively. Net unrealized appreciation for tax purposes is $212.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica First Quadrant Global Macro
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
DEFINITIONS:

AEX	Amsterdam Exchange

ASX	Australian Stock Exchange

CBOE	Chicago Board Options Exchange

DAX	Deutscher Aktien Index

FTSE	Financial Times and the London Stock Exchange

TOPIX	Tokyo Stock Price Index
VALUATION SUMMARY: '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Purchased Options	$764	$—	$—	$764
Repurchase Agreement	—	104,059	—	104,059
Short-Term U.S. Government Obligations	—	42,486	—	42,486

Total	$764	$146,545	$—	$147,309

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments	Prices	Inputs	Inputs	04/30/2011

Written Options	$—	$(946)	$—	$(946)

		Level 2-
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Total at
Other Financial Instruments ₣	Prices	Inputs	Inputs	04/30/2011

Futures Contracts - Appreciation	$2,585	$—	$—	$2,585
Futures Contracts - Depreciation	(2,157)	—	—	(2,157)
Forward Foreign Currency Contracts - Appreciation	—	6,881	—	6,881
Forward Foreign Currency Contracts - Depreciation	—	(8,085)	—	(8,085)

Total	$428	$(1,204)	$—	$(776)

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Hansberger International Value
(formerly, Transamerica AllianceBernstein International Value)
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

PREFERRED STOCK - 1.1%
Germany - 1.1%
Henkel AG & Co., KGaA, 1.50% ▲	43,994	$2,996
Total Preferred Stock (cost $2,703)

COMMON STOCKS - 97.0%
Australia - 2.8%
Commonwealth Bank of Australia	60,505	3,562
Westpac Banking Corp.	157,909	4,299
Bermuda - 0.9%
GOME Electrical Appliances Holdings, Ltd. ‡	6,863,000	2,474
Brazil - 4.7%
Cia Energetica de Minas Gerais ADR ^	161,870	3,378
Gafisa SA ADR ‡^	192,642	2,381
Petroleo Brasileiro SA ADR	72,907	2,722
Vale SA - Class B ADR ^	157,704	4,715
Canada - 5.9%
Bank of Nova Scotia ^	84,921	5,177
Canadian National Railway Co.	54,338	4,207
Suncor Energy, Inc.	81,226	3,740
Teck Resources, Ltd. - Class B	67,438	3,659
Cayman Islands - 2.1%
China State Construction International Holdings, Ltd.	6,154,000	6,014
China - 6.7%
China Construction Bank Corp. - Class H	2,810,000	2,659
China Shenhua Energy Co., Ltd. - Class H	734,500	3,429
Guangzhou Automobile Group Co., Ltd.	2,874,000	3,227
Ping An Insurance Group Co. - Class H	293,500	3,210
Weichai Power Co., Ltd.	922,000	6,299
Denmark - 1.0%
Vestas Wind Systems A/S ‡^	80,870	2,872
France - 6.3%
BNP Paribas	53,751	4,254
Carrefour SA ^	59,010	2,798
Faurecia ‡^	34,885	1,439
GDF Suez ^	68,565	2,805
PPR SA	17,215	3,079
Total SA	55,566	3,557
Germany - 5.1%
Adidas AG	43,510	3,239
Bayer AG ^	31,102	2,734
SAP AG	57,572	3,709
Siemens AG	31,722	4,615
Hong Kong - 1.0%
China Overseas Land & Investment, Ltd.	1,440,000	2,774
India - 1.4%
ICICI Bank, Ltd. ADR ^	28,459	1,434
Sterlite Industries India, Ltd. ADR ^	147,346	2,409
Italy - 1.3%
ENI SpA	133,533	3,570
Japan - 12.7%
Asahi Glass Co., Ltd.	205,000	2,603
Bank of Yokohama, Ltd. ^	475,000	2,353
Canon, Inc.	85,400	4,022
Fanuc Corp.	26,700	4,471
Mitsui & Co., Ltd.	226,400	4,028
Nintendo Co., Ltd. ^	12,300	2,910
Shin-Etsu Chemical Co., Ltd. ^	72,900	3,792
Sumitomo Corp.	182,500	2,518
Sumitomo Mitsui Trust Holdings, Inc.	841,850	2,898
THK Co., Ltd. ^	132,700	3,411
Yamada Denki Co., Ltd. ^	41,200	2,895
Jersey, Channel Islands - 1.3%
WPP PLC	274,993	3,602
Korea, Republic of - 2.1%
KB Financial Group, Inc.	53,901	2,892
Samsung Electronics Co., Ltd.	3,773	3,144
Luxembourg - 3.4%
ArcelorMittal	70,877	2,608
Evraz Group SA GDR ‡	100,507	3,415
Subsea 7 SA ^	138,932	3,654
Mexico - 1.2%
America Movil SAB de CV - Series L ADR	59,853	3,424
Netherlands - 1.3%
STMicroelectronics NV	315,603	3,727
Russian Federation - 4.7%
Gazprom OAO ADR	180,290	3,076
Lukoil OAO ADR	63,786	4,446
MMC Norilsk Nickel OJSC ADR	108,332	2,990
Sberbank of Russian Federation	753,572	2,754
Singapore - 1.3%
DBS Group Holdings, Ltd.	294,000	3,598
South Africa - 1.9%
MTN Group, Ltd.	240,153	5,340
Spain - 1.0%
Banco Santander SA ^	219,168	2,799
Sweden - 2.1%
Sandvik AB	149,264	3,167
Telefonaktiebolaget LM Ericsson - Class B	190,140	2,887
Switzerland - 7.9%
ABB, Ltd. ‡	200,528	5,536
Credit Suisse Group AG	58,782	2,671
Lonza Group AG ‡	27,094	2,327
Nestle SA	89,392	5,550
Novartis AG	43,290	2,570
Roche Holding AG	22,796	3,698
Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR ^	219,960	2,969
United Kingdom - 15.9%
Barclays PLC	752,932	3,579
BHP Billiton PLC	110,575	4,676
Eurasian Natural Resources Corp., PLC	280,108	4,293
GlaxoSmithKline PLC	114,675	2,505
HSBC Holdings PLC (Hong Kong Stock Exchange)	252,400	2,740
ICAP PLC	321,440	2,789
Kazakhmys PLC	106,992	2,485
Lloyds TSB Group PLC ‡	3,060,113	3,038
Man Group PLC	799,488	3,346
Standard Chartered PLC	133,127	3,701
Tesco PLC	464,238	3,130
Unilever PLC	165,155	5,365
Vodafone Group PLC	1,220,918	3,529

Total Common Stocks (cost $257,103)		$274,361

RIGHTS - 0.1%
Cayman Islands - 0.1%
China State Construction International Holdings, Ltd. ‡	1,230,800	247
Total Rights (cost $0)

SECURITIES LENDING COLLATERAL - 12.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	34,852,143	34,852
Total Securities Lending Collateral (cost $34,852)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Hansberger International Value
(formerly, Transamerica AllianceBernstein International Value)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

REPURCHASE AGREEMENT - 1.8%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $5,132 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 04/01/2025, with a value of $5,237.	$5,132	$5,132
Total Repurchase Agreement (cost $5,132)

Total Investment Securities (cost $299,790) #		317,588
Other Assets and Liabilities - Net		(34,774)

Net Assets		$282,814

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value

Commercial Banks	16.3%	$51,737
Metals & Mining	9.8	31,250
Oil, Gas & Consumable Fuels	7.7	24,540
Machinery	5.5	17,348
Wireless Telecommunication Services	3.9	12,293
Pharmaceuticals	3.6	11,507
Food Products	3.4	10,915
Semiconductors & Semiconductor Equipment	3.1	9,840
Capital Markets	2.8	8,806
Electrical Equipment	2.6	8,408
Software	2.1	6,619
Trading Companies & Distributors	2.1	6,546
Construction & Engineering	2.0	6,261
Food & Staples Retailing	1.9	5,928
Specialty Retail	1.7	5,369
Industrial Conglomerates	1.5	4,615
Road & Rail	1.3	4,207
Office Electronics	1.3	4,022
Chemicals	1.2	3,792
Energy Equipment & Services	1.2	3,654
Media	1.1	3,602
Electric Utilities	1.1	3,378
Textiles, Apparel & Luxury Goods	1.0	3,239
Automobiles	1.0	3,227
Insurance	1.0	3,210
Multiline Retail	1.0	3,079
Household Products	0.9	2,996
Communications Equipment	0.9	2,887
Multi-Utilities	0.9	2,805
Real Estate Management & Development	0.9	2,774
Building Products	0.8	2,603
Household Durables	0.7	2,381
Life Sciences Tools & Services	0.7	2,327
Auto Components	4	1,439

Investment Securities, at Value	87.4	277,604
Short-Term Investments	12.6	39,984

Total Investments	100.0%	$317,588

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Hansberger International Value
(formerly, Transamerica AllianceBernstein International Value)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 04/29/2011.

‡	Non-income producing security.

∧	All or a portion of this security is on loan. The value of all securities on loan is $33,423.

#	Aggregate cost for federal income tax purposes is $299,790. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $23,704 and $5,906, respectively. Net unrealized appreciation for tax purposes is $17,798.
DEFINITIONS:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

OAO	Otkrytoe Aktsionernoe Obschestvo (Russian: Open Joint Stock Corporation)

OJSC	Open Joint Stock Company
VALUATION SUMMARY: Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$41,893	$232,468	$—	$274,361
Preferred Stock	—	2,996	—	2,996
Repurchase Agreement	—	5,132	—	5,132
Rights	247	—	—	247
Securities Lending Collateral	34,852	—	—	34,852

Total	$76,992	$240,596	$—	$317,588

Э	See the Notes to the Schedules of Investments for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Jennison Growth
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 99.5%
Aerospace & Defense - 5.2%
Boeing Co.	164,057	$13,088
Precision Castparts Corp. ^	108,951	16,835
United Technologies Corp.	153,107	13,715
Air Freight & Logistics - 1.4%
Expeditors International of Washington, Inc. ^	76,036	4,126
United Parcel Service, Inc. - Class B ^	105,874	7,938
Auto Components - 1.0%
BorgWarner, Inc. ‡^	108,764	8,401
Automobiles - 1.2%
Bayerische Motoren Werke AG	105,216	9,922
Biotechnology - 2.7%
Alexion Pharmaceuticals, Inc. ‡^	23,392	2,266
Celgene Corp. ‡^	227,584	13,401
Vertex Pharmaceuticals, Inc. ‡^	122,398	6,734
Capital Markets - 2.5%
Charles Schwab Corp. ^	502,282	9,197
Goldman Sachs Group, Inc.	73,815	11,147
Chemicals - 3.6%
E.I. du Pont de Nemours & Co. ^	236,670	13,440
Monsanto Co.	244,723	16,651
Communications Equipment - 3.2%
Juniper Networks, Inc. ‡^	365,722	14,019
QUALCOMM, Inc.	228,949	13,013
Computers & Peripherals - 7.6%
Apple, Inc. ‡	111,004	38,655
EMC Corp. ‡^	524,372	14,861
NetApp, Inc. ‡^	206,661	10,742
Consumer Finance - 1.6%
American Express Co.	281,485	13,815
Energy Equipment & Services - 3.6%
Schlumberger, Ltd.	338,274	30,360
Food & Staples Retailing - 3.2%
Costco Wholesale Corp. ^	159,246	12,886
Whole Foods Market, Inc. ^	219,168	13,755
Food Products - 1.1%
Mead Johnson Nutrition Co. - Class A	136,853	9,153
Health Care Providers & Services - 1.8%
Express Scripts, Inc. ‡^	269,723	15,304
Hotels, Restaurants & Leisure - 3.9%
Chipotle Mexican Grill, Inc. - Class A ‡^	34,800	9,284
Marriott International, Inc. - Class A ^	286,999	10,131
Starbucks Corp.	366,375	13,259
Internet & Catalog Retail - 4.9%
Amazon.com, Inc. ‡	178,753	35,125
priceline.com, Inc. ‡^	10,618	5,808
Internet Software & Services - 5.6%
Baidu, Inc. ADR ‡	115,972	17,224
Google, Inc. - Class A ‡	36,222	19,709
Mail.ru Group, Ltd. - 144A GDR ‡ Ə	107,075	3,243
Tencent Holdings, Ltd.	250,770	7,168
IT Services - 6.0%
Cognizant Technology Solutions Corp. - Class A ‡	105,490	8,745
International Business Machines Corp.	143,971	24,559
Mastercard, Inc. - Class A	62,095	17,131
Life Sciences Tools & Services - 2.8%
Agilent Technologies, Inc. ‡	260,671	13,010
Illumina, Inc. ‡^	144,264	10,240
Machinery - 2.9%
Deere & Co.	122,588	11,952
Ingersoll-Rand PLC ^	247,237	12,486
Media - 2.3%
Walt Disney Co.	444,704	19,167
Oil, Gas & Consumable Fuels - 2.3%
Occidental Petroleum Corp.	171,446	19,595
Personal Products - 1.2%
Estee Lauder Cos., Inc. - Class A	105,312	10,215
Pharmaceuticals - 5.2%
Allergan, Inc. ^	150,979	12,012
Novo Nordisk A/S ADR	65,985	8,406
Pfizer, Inc.	455,083	9,539
Shire PLC ADR ^	148,838	13,872
Road & Rail - 1.1%
Union Pacific Corp. ^	86,892	8,991
Semiconductors & Semiconductor Equipment - 3.5%
Altera Corp.	170,133	8,285
ARM Holdings PLC ADR ^	78,684	2,475
Atmel Corp. ‡^	319,214	4,884
Avago Technologies, Ltd.	172,193	5,762
Broadcom Corp. - Class A ‡	238,163	8,379
Software - 8.2%
Oracle Corp.	714,943	25,775
Red Hat, Inc. ‡	216,709	10,287
Salesforce.com, Inc. ‡^	112,079	15,534
Successfactors, Inc. ‡^	69,190	2,399
VMware, Inc. - Class A ‡^	147,105	14,038
Specialty Retail - 2.7%
Bed Bath & Beyond, Inc. ‡^	165,579	9,292
Tiffany & Co. ^	135,901	9,437
Urban Outfitters, Inc. ‡^	115,254	3,626
Textiles, Apparel & Luxury Goods - 5.9%
Burberry Group PLC	302,711	6,569
Coach, Inc.	176,136	10,535
LVMH Moet Hennessy Louis Vuitton SA ADR	153,204	5,514
Nike, Inc. - Class B	183,248	15,085
Polo Ralph Lauren Corp. - Class A	99,835	13,055
Wireless Telecommunication Services - 1.3%
American Tower Corp. - Class A ‡	215,120	11,253

Total Common Stocks (cost $608,280)		836,479

SECURITIES LENDING COLLATERAL - 18.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	151,859,480	151,859
Total Securities Lending Collateral (cost $151,859)

	Principal	Value

REPURCHASE AGREEMENT - 0.4%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $3,135 on 05/02/2011. Collateralized by a U.S. Government Obligation, zero coupon, due 05/19/2011, with a value of $3,200.	$3,135	3,135
Total Repurchase Agreement (cost $3,135)

Total Investment Securities (cost $763,274) #		991,473
Other Assets and Liabilities - Net		(151,026)

Net Assets		$840,447

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Jennison Growth
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

∧	All or a portion of this security is on loan. The value of all securities on loan is $148,505.

‡	Non-income producing security.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a market value of $3,243, or 0.39%, of the fund’s net assets.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $763,274. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $229,329 and $1,130, respectively. Net unrealized appreciation for tax purposes is $228,199.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2011, these securities aggregated $3,243, or 0.39%, of the fund’s net assets.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt
VALUATION SUMMARY: Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$768,230	$68,249	$—	$836,479
Repurchase Agreement	—	3,135	—	3,135
Securities Lending Collateral	151,859	—	—	151,859

Total	$920,089	$71,384	$—	$991,473

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 21.3%
U.S. Treasury Bond
4.50%, 02/15/2036	$100	$102
5.38%, 02/15/2031 ^	500	581
5.50%, 08/15/2028	800	941
6.00%, 02/15/2026	200	247
6.13%, 11/15/2027	350	439
6.25%, 05/15/2030	200	256
6.38%, 08/15/2027	50	64
6.50%, 11/15/2026	600	777
6.63%, 02/15/2027	150	197
6.75%, 08/15/2026	250	331
7.50%, 11/15/2016	12,450	15,935
8.13%, 08/15/2019 ^	9,783	13,560
8.50%, 02/15/2020 ^	50	71
8.75%, 05/15/2017 ^	1,190	1,533
8.75%, 05/15/2020 - 08/15/2020	3,100	4,589
8.88%, 08/15/2017 - 02/15/2019 ^	23,549	32,603
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029	1,030	1,197
U.S. Treasury Note
2.13%, 05/31/2015	3,000	3,067
2.13%, 12/31/2015 ^	4,535	4,595
2.38%, 02/28/2015 - 03/31/2016	3,300	3,373
2.63%, 04/30/2016	6,815	7,029
2.75%, 05/31/2017	4,170	4,254
2.88%, 03/31/2018	1,425	1,445
3.00%, 09/30/2016	1,000	1,044
3.13%, 10/31/2016 - 05/15/2019	32,427	33,646
3.25%, 12/31/2016	27,450	28,932
3.25%, 03/31/2017 ^	2,300	2,416
3.38%, 11/15/2019	6,500	6,660
3.88%, 05/15/2018 ^	3,330	3,591
4.13%, 05/15/2015	3,100	3,416
4.25%, 11/15/2017 ^	1,250	1,381
4.50%, 05/15/2017 ^	6,180	6,926
4.75%, 08/15/2017	7,630	8,662
U.S. Treasury STRIPS
0.96%, 02/15/2014 ^ ▲	4,500	4,380
1.11%, 05/15/2014 ^ ▲	5,400	5,220
1.22%, 08/15/2014 ▲	4,000	3,842
1.48%, 02/15/2015 ▲	5,100	4,821
2.09%, 05/15/2016 ▲	200	180
2.32%, 11/15/2016 ^ ▲	150	132
2.42%, 02/15/2017 ▲	3,960	3,445
2.61%, 08/15/2017 ▲	300	255
2.69%, 11/15/2017 ^ ▲	3,625	3,044
2.77%, 02/15/2018 ▲	2,100	1,741
2.91%, 08/15/2018 ^ ▲	550	445
3.13%, 05/15/2019 ▲	3,090	2,405
3.19%, 08/15/2019 ▲	2,550	1,959
3.43%, 05/15/2020 ^ ▲	7,400	5,437
3.50%, 08/15/2020 ▲	3,450	2,497
3.56%, 11/15/2020 ▲	700	500
3.73%, 08/15/2021 ^ ▲	400	273
3.84%, 02/15/2022 ▲	400	265
4.14%, 02/15/2024 ▲	75	44
4.17%, 05/15/2024 ▲	300	175
4.20%, 08/15/2024 ▲	475	273
4.24%, 11/15/2024 ▲	1,600	905
4.26%, 02/15/2025 ^ ▲	1,150	642
4.30%, 05/15/2025 ▲	700	385
4.31%, 08/15/2025 ▲	400	217
4.38%, 05/15/2026 ▲	600	312
4.45%, 02/15/2027 ▲	200	100
4.47%, 05/15/2027 ^ ▲	1,000	491
4.48%, 08/15/2027 ▲	100	48
4.50%, 11/15/2027 ▲	350	167
4.51%, 02/15/2028 ▲	1,250	589
4.53%, 05/15/2028 ^ ▲	100	47
4.54%, 08/15/2028 ▲	1,000	459
4.55%, 11/15/2028 ▲	2,000	906
4.56%, 02/15/2029 ▲	1,950	871
4.58%, 05/15/2029 ▲	100	44
4.58%, 08/15/2029 ^ ▲	500	218
4.61%, 02/15/2030 ▲	1,050	445
4.62%, 08/15/2030 ▲	250	103
4.66%, 11/15/2031 ▲	100	39
4.67%, 02/15/2032 ▲	50	19
4.78%, 05/15/2036 ▲	100	31

Total U.S. Government Obligations (cost $235,068)		242,231

U.S. GOVERNMENT AGENCY OBLIGATIONS - 44.3%
Fannie Mae
Zero Coupon, 07/05/2014 - 06/01/2017	4,800	4,463
0.41%, 10/27/2037 *	1,600	1,589
0.43%, 02/25/2036 - 03/25/2045 *	710	702
0.45%, 10/25/2046 *	685	678
0.46%, 06/27/2036 *	3,005	2,976
0.47%, 11/25/2046 *	1,387	1,372
0.51%, 03/25/2036 *	537	536
0.61%, 06/25/2037 - 05/25/2042 *	1,340	1,335
0.66%, 07/25/2034 *	744	738
1.00%, 05/25/2051 *	2,000	2,158
2.60%, 05/01/2036 *	665	698
3.03%, 03/01/2036 *	1,367	1,430
3.29%, 03/01/2036 *	542	569
3.50%, 12/25/2018 - 09/01/2020	4,985	5,072
3.52%, 01/01/2018	4,000	4,083
3.77%, 01/01/2021	1,500	1,493
3.80%, 03/01/2018	1,998	2,066
4.00%, 04/01/2020 - 12/25/2039	2,357	2,467
4.07%, 07/01/2020	1,800	1,853
4.37%, 04/01/2020	990	1,033
4.40%, 02/01/2020	2,000	2,095
4.50%, 12/25/2017 - 10/25/2039	11,293	12,039
4.53%, 12/01/2019	1,188	1,244
4.55%, 06/25/2043	397	420
4.75%, 09/25/2018	1,000	1,079
5.00%, 05/11/2017 ^	8,650	9,826
5.00%, 04/25/2016 - 08/01/2040	15,340	16,350
5.38%, 06/12/2017 ^	10,000	11,544
5.39%, 11/01/2037 *	340	361
5.50%, 01/01/2018 - 10/25/2040	43,659	47,098
5.54%, 07/01/2037 *	281	299
5.59%, 12/01/2036 *	578	609

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
Fannie Mae (continued)
5.61%, 01/25/2032 *	$303	$331
5.68%, 11/01/2036 *	164	173
5.71%, 04/01/2037 *	105	111
5.74%, 08/01/2037 *	428	454
5.75%, 08/25/2034	1,000	1,086
5.84%, 09/01/2036 - 12/01/2036 *	407	430
5.85%, 11/01/2036 *	677	714
5.92%, 04/01/2036 *	546	584
5.93%, 07/01/2037 *	265	280
5.94%, 09/01/2037 *	322	346
5.95%, 06/25/2040 *	772	842
5.96%, 02/01/2037 *	172	183
5.97%, 09/01/2037 *	32	34
6.00%, 03/01/2019 - 12/25/2049	38,256	42,045
6.08%, 06/01/2036 *	396	414
6.11%, 07/01/2037 *	293	312
6.14%, 02/25/2040 *	939	1,050
6.15%, 11/01/2037 *	332	351
6.24%, 08/01/2036 *	137	148
6.25%, 09/25/2038	808	899
6.28%, 02/01/2037 *	353	375
6.29%, 09/01/2036 *	434	455
6.30%, 10/01/2036 *	243	255
6.44%, 03/25/2040 *	842	950
6.49%, 09/01/2036 *	160	168
6.50%, 05/25/2017 - 07/25/2042	23,974	26,883
6.75%, 04/25/2037	875	948
7.00%, 12/25/2033 - 02/25/2044	5,791	6,598
7.26%, 12/25/2042 *	267	307
7.50%, 05/17/2024 - 12/25/2045	4,212	4,910
8.00%, 02/25/2023 - 10/01/2031	2,927	3,422
8.66%, 11/25/2037 *	1,409	1,686
12.23%, 03/25/2040 *	1,380	1,510
15.77%, 01/25/2034 *	167	190
16.34%, 08/25/2035 - 10/25/2035 *	598	719
16.96%, 04/25/2040 *	398	454
17.29%, 09/25/2024 *	573	759
19.55%, 05/25/2035 *	913	1,214
21.96%, 04/25/2037 *	590	760
23.79%, 11/25/2035 *	456	631
Fannie Mae, IO
0.64%, 10/25/2016 *	980	13
3.00%, 01/25/2021	4,823	521
4.00%, 10/25/2014	2,734	228
4.23%, 11/25/2040 *	4,877	496
4.77%, 04/25/2041 *	4,815	405
4.79%, 07/25/2040 *	5,700	728
5.00%, 07/25/2039	740	142
5.50%, 10/25/2039	1,714	328
5.69%, 10/25/2039 *	1,177	130
5.79%, 02/25/2038 - 06/25/2039 *	9,769	1,399
5.97%, 12/25/2039 *	314	43
6.04%, 01/25/2040 *	4,095	534
6.14%, 12/25/2037 *	5,165	666
6.19%, 07/25/2037 - 05/25/2040 *	8,443	1,187
6.21%, 04/25/2040 *	2,163	287
6.24%, 10/25/2037 - 12/25/2037 *	2,298	320
6.35%, 01/25/2038 *	392	34
6.41%, 07/25/2037 *	3,554	482
6.44%, 10/25/2026 - 03/25/2039 *	6,880	1,030
6.78%, 03/25/2038 *	1,316	191
6.89%, 02/25/2040 *	1,625	233
Fannie Mae, PO
04/25/2019 - 07/25/2040	11,861	10,440
Fannie Mae STRIPS
4.14%, 11/15/2021 ▲	1,000	635
Fannie Mae STRIPS, PO
12/01/2024	944	814
Federal Farm Credit Bank
5.13%, 11/15/2018	2,000	2,265
Financing Corp. STRIPS
3.42%, 09/26/2019 ▲	500	371
Freddie Mac
0.47%, 08/15/2023 *	1,229	1,228
0.52%, 04/15/2035 - 03/15/2036 *	1,245	1,244
1.42%, 07/15/2039 *	1,032	1,038
3.38%, 03/01/2036 *	1,155	1,212
3.78%, 10/25/2037 *	1,054	1,066
4.00%, 01/15/2018	642	676
4.25%, 10/15/2030	662	682
4.50%, 07/01/2014 - 07/15/2039	15,601	16,642
5.00%, 10/01/2018 - 08/01/2040	16,262	17,503
5.04%, 05/01/2037 *	315	331
5.06%, 07/01/2036 *	2,871	3,050
5.13%, 11/17/2017	19,930	22,710
5.16%, 11/01/2036 *	1,139	1,203
5.23%, 05/25/2043	1,923	2,090
5.28%, 05/01/2038 *	215	228
5.30%, 06/15/2012	602	627
5.50%, 08/23/2017 - 01/15/2039	25,925	28,472
5.60%, 04/01/2037 *	134	143
5.67%, 06/01/2037 *	398	427
5.73%, 05/01/2037 *	953	1,009
5.75%, 10/15/2035	1,810	1,970
5.75%, 05/01/2037 *	265	282
5.82%, 11/01/2036 *	319	336
5.84%, 05/01/2036 *	274	288
5.89%, 04/01/2037 *	250	264
5.92%, 04/01/2037 *	140	150
5.94%, 11/01/2036 - 03/01/2037 *	639	677
6.00%, 05/01/2017 - 06/15/2038	19,407	21,350
6.05%, 10/01/2037 *	356	372
6.08%, 05/01/2037 *	257	273
6.16%, 12/01/2036 *	685	720
6.22%, 09/01/2037 *	311	331
6.25%, 10/15/2023	1,158	1,243
6.31%, 12/01/2036 *	782	822

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
Freddie Mac (continued)
6.31%, 10/01/2036 *	$363	$381
6.34%, 10/01/2037 *	729	782
6.41%, 02/01/2037 *	327	351
6.50%, 02/15/2026	13,909	15,530
6.50%, 09/25/2043 *	357	429
6.82%, 11/15/2021 *	1,562	1,709
7.00%, 12/15/2036 - 07/25/2043	3,448	3,924
7.16%, 11/15/2046 *	2,735	3,158
7.50%, 11/15/2036 - 09/25/2043	5,241	6,056
8.00%, 06/15/2035 *	453	457
8.50%, 09/01/2015	144	155
8.67%, 11/15/2033 *	38	37
8.71%, 11/15/2033 *	375	378
8.82%, 10/15/2033 *	243	241
9.23%, 12/15/2028 *	219	224
10.00%, 03/17/2026 - 10/01/2030	1,425	1,670
11.00%, 02/17/2021	607	677
14.45%, 06/15/2033 *	264	291
15.83%, 10/15/2033 *	149	160
15.97%, 10/15/2033 *	371	401
16.77%, 02/15/2040 *	500	564
16.90%, 02/15/2038 *	130	155
19.56%, 07/15/2035 *	141	182
20.36%, 08/15/2031 *	231	309
21.13%, 05/15/2035 *	151	204
23.77%, 06/15/2035 *	133	169
Freddie Mac, IO
3.50%, 09/15/2024	2,898	366
4.00%, 11/15/2029 - 10/15/2037	17,679	2,887
4.50%, 07/15/2037	4,852	876
4.53%, 01/15/2040 *	4,806	377
5.00%, 04/15/2032 - 08/15/2040	4,590	671
5.50%, 07/15/2037	764	107
5.78%, 11/15/2037 - 10/15/2040 *	5,808	882
5.83%, 05/15/2038 *	3,992	475
5.88%, 05/15/2039 *	3,004	415
6.03%, 12/15/2039 *	3,196	441
6.12%, 12/15/2039 *	2,142	388
6.18%, 01/15/2037 *	1,481	213
6.23%, 11/15/2037 *	230	33
6.48%, 01/15/2019 *	1,515	107
6.58%, 09/15/2039 *	1,403	209
7.48%, 08/15/2036 *	6,321	1,037
Freddie Mac, PO
03/15/2019 - 10/15/2039	12,659	11,101
Freddie Mac Re-REMIC
6.00%, 05/15/2036	3,087	3,385
Ginnie Mae
0.42%, 04/16/2037 *	233	232
5.50%, 05/16/2019 - 09/20/2039	6,406	6,949
5.75%, 02/20/2036 - 08/20/2036	3,686	3,992
5.86%, 10/20/2033 *	858	955
6.00%, 04/20/2020 - 12/20/2039	3,956	4,336
6.50%, 04/20/2028 - 12/15/2035	4,650	5,191
7.00%, 09/15/2031 - 10/16/2040	3,702	4,244
7.00%, 09/20/2034 *	83	85
7.42%, 03/17/2033 *	323	320
7.50%, 12/20/2029 - 10/15/2037	1,931	2,232
8.79%, 04/20/2034 *	430	471
14.31%, 11/17/2032 *	146	163
16.88%, 02/20/2034 *	73	93
Ginnie Mae, IO
4.00%, 09/16/2037	4,908	772
5.62%, 02/20/2038 *	495	65
5.69%, 09/20/2038 *	3,842	500
5.74%, 02/20/2039 - 06/20/2039 *	1,754	227
5.79%, 02/20/2038 *	4,671	641
5.83%, 02/20/2039 *	585	68
5.83%, 08/16/2039 *	3,445	445
5.88%, 09/20/2039 *	3,469	420
5.88%, 07/16/2039 *	3,669	502
5.89%, 11/20/2034 - 08/20/2039 *	6,254	777
5.94%, 07/20/2038 *	3,213	361
5.99%, 03/20/2037 - 06/20/2038 *	7,661	949
6.09%, 03/20/2039 *	641	72
6.18%, 06/16/2039 - 11/16/2039 *	5,020	586
6.19%, 12/20/2038 *	1,125	129
6.32%, 12/20/2037 *	241	35
6.33%, 11/16/2033 *	327	61
6.34%, 11/20/2037 *	360	53
6.44%, 09/20/2033 *	2,894	277
6.47%, 07/20/2037 *	2,247	304
6.49%, 06/20/2037 *	3,719	529
6.50%, 03/20/2039	327	59
7.09%, 12/20/2038 *	2,595	380
7.39%, 09/20/2038 *	301	48
7.48%, 04/16/2038 *	175	24
Ginnie Mae, PO
12/20/2032 - 12/20/2040	5,098	4,446
Tennessee Valley Authority
4.63%, 09/15/2060	236	222
5.25%, 09/15/2039	40	42
Tennessee Valley Authority
Generic STRIPS, PO
2.78%, 05/01/2019 ▲	500	372

Total U.S. Government Agency Obligations (cost $494,449)		504,030

FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
Province of Manitoba Canada
2.13%, 04/22/2013	100	103
Province of Ontario Canada
2.70%, 06/16/2015	700	723
2.95%, 02/05/2015 ^	515	539
Province of Quebec Canada
6.35%, 01/30/2026	285	343

Total Foreign Government Obligations (cost $1,668)		1,708

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES - 11.3%
American General Mortgage Loan Trust
Series 2006-1, Class A5
5.75%, 12/25/2035 - 144A *	$397	$426
Series 2009-1, Class A4
5.75%, 09/25/2048 - 144A *	1,650	1,684
Series 2009-1, Class A5
5.75%, 09/25/2048 - 144A *	1,100	1,118
Series 2009-1, Class A7
5.75%, 09/25/2048 - 144A *	1,900	1,933
Series 2010-1A, Class A1
5.15%, 03/25/2058 - 144A *	828	855
ASG Resecuritization Trust
Series 2009-1, Class A60
5.35%, 06/26/2037 - 144A *	201	204
Series 2009-2, Class A55
5.40%, 05/24/2036 - 144A *	345	353
Series 2009-2, Class G60
5.40%, 05/24/2036 - 144A *	400	403
Series 2009-3, Class A65
5.37%, 03/26/2037 - 144A *	1,575	1,583
Series 2009-4, Class A60
6.00%, 06/28/2037 - 144A	277	289
Series 2010-3, Class 2A22
0.42%, 10/28/2036 - 144A *	1,042	1,025
Series 2010-4, Class 2A20
0.38%, 11/28/2036 - 144A *	640	632
Banc of America Alternative Loan Trust
Series 2003-7, Class 2A4
5.00%, 09/25/2018	570	582
Series 2003-9, Class 1CB2
5.50%, 11/25/2033	280	287
Series 2003-11, Class 1A1
6.00%, 01/25/2034	187	187
Series 2003-11, Class 2A1
6.00%, 01/25/2034	237	237
Series 2004-1, Class 1A1
6.00%, 02/25/2034	740	778
Series 2004-1, Class 5A1
5.50%, 02/25/2019	112	113
Series 2004-6, Class 3A2
6.00%, 07/25/2034	303	310
Series 2004-8, Class 3A1
5.50%, 09/25/2019	141	144
Banc of America Commercial Mortgage, Inc.
Series 2005-3, Class A4
4.67%, 07/10/2043	300	320
Series 2005-3, Class AM
4.73%, 07/10/2043	800	831
Series 2005-5, Class A4
5.12%, 10/10/2045 *	200	217
Series 2006-3, Class A4
5.89%, 07/10/2044 *	600	663
Series 2006-4, Class A4
5.63%, 07/10/2046	500	551
Series 2006-5, Class A4
5.41%, 09/10/2047	150	163
Banc of America Funding Corp.
Series 2004-3, Class 1A1
5.50%, 10/25/2034	829	852
Series 2004-3, Class 1A7
5.50%, 10/25/2034	59	59
Series 2004-C, Class 1A1
5.02%, 12/20/2034 *	273	276
Series 2010-R4, Class 5A1
0.40%, 07/26/2036 - 144A *	423	409
Series 2010-R5, Class 5A6
0.55%, 05/26/2037 - 144A *	2,355	2,324
Series 2010-R7, Class A1
0.43%, 06/25/2046 - 144A § *	628	620
Series 2010-R11A, Class 1A6
5.44%, 08/26/2035 - 144A *	1,047	1,098
Banc of America Mortgage Securities, Inc.
Series 2003-3, Class 1A7
5.50%, 05/25/2033	1,000	1,023
Series 2003-3, Class 2A1
0.76%, 05/25/2018 *	154	148
Series 2003-6, Class 2A1
0.66%, 08/25/2018 *	264	254
Series 2003-C, Class 3A1
2.87%, 04/25/2033 *	379	382
Series 2003-E, Class 2A2
2.88%, 06/25/2033 *	555	532
Series 2004-3, Class 1A23
4.50%, 04/25/2034	16	16
Series 2004-3, Class 1A26
5.50%, 04/25/2034	1,300	1,334
Series 2004-3, Class 3A1
5.00%, 04/25/2019	222	226
Series 2004-5, Class 4A1
4.75%, 06/25/2019	168	173
Series 2004-C, Class 2A2
2.89%, 04/25/2034 *	1,131	1,101
BCAP LLC Trust
Series 2009-RR5, Class 8A1
5.50%, 11/26/2034 - 144A	704	721
Series 2009-RR10, Class 17A1
5.75%, 06/26/2037 - 144A	232	232
Series 2009-RR13, Class 17A2
5.50%, 04/26/2037 - 144A *	803	837
Series 2009-RR14, Class 3A2
2.88%, 08/26/2035 - 144A *	500	472
Series 2010-RR5, Class 2A5
5.19%, 04/26/2037 - 144A *	953	970
Series 2010-RR6, Class 22A3
5.27%, 06/26/2036 - 144A *	878	910
Series 2010-RR6, Class 5A1
5.50%, 11/26/2037 - 144A *	571	577
Series 2010-RR7, Class 1A5
5.03%, 04/26/2035 - 144A *	1,545	1,560
Series 2010-RR7, Class 15A1
1.05%, 01/26/2036 - 144A *	715	692
Series 2010-RR7, Class 16A1
1.01%, 02/26/2047 - 144A *	822	799
Series 2010-RR7, Class 2A1
5.11%, 07/26/2045 - 144A *	2,025	2,038
Series 2010-RR8, Class 3A3
5.08%, 05/26/2035 - 144A *	704	719
Series 2010-RR12, Class 2A5
4.50%, 01/26/2036 - 144A *	942	963

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES - (continued)
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-4, Class 3A1
5.01%, 07/25/2033 *	$272	$276
Series 2004-2, Class 14A
5.14%, 05/25/2034 *	392	405
Series 2005-5, Class A1
2.34%, 08/25/2035 *	439	422
Bear Stearns Alt-A Trust
Series 2005-2, Class 1A1
0.71%, 03/25/2035 *	519	444
Bear Stearns Commercial Mortgage Securities
Series 2006-PW11, Class A4
5.62%, 03/11/2039 *	200	221
Chase Mortgage Finance Corp.
Series 2003-S2, Class A1
5.00%, 03/25/2018	392	403
Series 2007-A1, Class 2A1
2.89%, 02/25/2037 *	782	783
Series 2007-A1, Class 7A1
2.92%, 02/25/2037 *	676	668
Series 2007-A1, Class 9A1
3.49%, 02/25/2037 *	297	300
Series 2007-A2, Class 1A1
2.85%, 07/25/2037 *	154	146
Chase Mortgage Finance Corp., PO
Series 2003-S9, Class AP
10/25/2018	114	99
Citicorp Mortgage Securities, Inc.
Series 2003-6, Class 1A2
4.50%, 05/25/2033	96	97
Series 2004-4, Class A4
5.50%, 06/25/2034	956	998
Citigroup Commercial Mortgage Trust
Series 2005-C3, Class AM
4.83%, 05/15/2043 *	440	458
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 3A4
5.25%, 09/25/2033	827	868
Series 2005-2, Class 2A11
5.50%, 05/25/2035	502	500
Series 2008-AR4, Class 1A1A
5.31%, 11/25/2038 *	1,398	1,407
Series 2009-10, Class 1A1
2.72%, 09/25/2033 - 144A *	1,174	1,166
Series 2009-11, Class 3A1
5.75%, 05/25/2037 - 144A *	1,000	1,020
Series 2010-7, Class 10A1
2.74%, 02/25/2035 - 144A *	519	493
Commercial Mortgage Asset Trust
Series 1999-C1, Class D
7.35%, 01/17/2032 *	1,000	1,086
Countrywide Alternative Loan Trust, PO
Series 2002-7
08/25/2032	157	110
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-34, Class A6
5.25%, 09/25/2033	157	159
Series 2003-39, Class A6
5.00%, 10/25/2033	730	717
Series 2003-J13, Class 1A7
5.25%, 01/25/2034	1,468	1,522
Series 2004-5, Class 1A4
5.50%, 06/25/2034	1,006	1,049
Series 2004-8, Class 2A1
4.50%, 06/25/2019	148	152
Series 2004-J4, Class 2A1
5.00%, 05/25/2019	281	289
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-27, Class 5A3
5.25%, 11/25/2033	734	767
Series 2003-27, Class 5A4
5.25%, 11/25/2033	713	739
Series 2003-29, Class 5A1
7.00%, 12/25/2033	313	334
Series 2003-29, Class 8A1
6.00%, 11/25/2018	152	156
Series 2003-AR15, Class 3A1
2.75%, 06/25/2033 *	453	446
Series 2004-4, Class 2A4
5.50%, 09/25/2034	920	973
Series 2004-5, Class 3A1
5.25%, 08/25/2019	656	670
Series 2004-8, Class 1A4
5.50%, 12/25/2034	859	901
Series 2004-8, Class 3A5
5.50%, 12/25/2034	661	671
Series 2005-C3, Class AM
4.73%, 07/15/2037	400	418
Credit Suisse Mortgage Capital Certificates
Series 2006-C2, Class A3
5.85%, 03/15/2039 *	600	658
Series 2009-3R, Class 19A3
6.00%, 01/27/2038 - 144A	499	520
Series 2010-1R, Class 5A1
5.00%, 01/27/2036 - 144A *	843	879
Series 2010-11R, Class A1
1.26%, 06/28/2047 - 144A *	872	862
Series 2010-12R, Class 14A1
4.50%, 09/26/2046 - 144A *	717	709
Series 2010-15R, Class 7A1
5.34%, 10/26/2037 - 144A *	480	484
Series 2010-16, Class A3
4.25%, 06/25/2050 - 144A *	400	382
Series 2010-17R, Class 1A1
2.63%, 06/26/2036 - 144A *	452	442
Series 2011-1R, Class A1
1.25%, 02/27/2047 - 144A *	1,846	1,826
CW Capital Cobalt, Ltd.
Series 2006-C1, Class A4
5.22%, 08/15/2048	600	642
CW Capital Cobalt, Ltd., IO
Series 2006-C1
0.93%, 08/15/2048 *	13,498	384
Deutsche ALT-A Securities, Inc., Alternate Loan Trust
Series 2005-1, Class 2A1
5.59%, 02/25/2020 *	348	353
Deutsche Mortgage Securities, Inc.
Series 2010-RS2, Class A1
1.50%, 06/28/2047 - 144A *	692	691

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES - (continued)
FDIC Structured Sale Guaranteed Notes
Series 2010-C1, Class A
2.98%, 12/06/2020 - 144A	$1,422	$1,434
First Horizon Asset Securities, Inc.
Series 2003-8, Class 2A1
4.50%, 09/25/2018	219	223
GMAC Mortgage Corp., Loan Trust
Series 2003-AR1, Class A4
3.40%, 10/19/2033 *	256	254
Series 2003-AR2, Class 2A4
3.26%, 12/19/2033 *	1,487	1,445
Series 2004-J2, Class A2
0.71%, 06/25/2034 *	139	137
Series 2004-J5, Class A7
6.50%, 01/25/2035	534	554
Series 2004-J6, Class 1A1
5.00%, 01/25/2020	313	318
Series 2010-1, Class A
4.25%, 07/25/2040 - 144A	227	229
Greenwich Capital Commercial Funding Corp.
Series 2005-GG3, Class AJ
4.86%, 08/10/2042 *	220	229
GS Mortgage Securities Corp. II
Series 2004-GG2, Class A6
5.40%, 08/10/2038 *	1,000	1,085
GS Mortgage Securities Corp. II, IO
Series 2006-GG8, Class X
0.86%, 11/10/2039 - 144A *	13,062	293
GSR Mortgage Loan Trust
Series 2003-7F, Class 1A4
5.25%, 06/25/2033	1,494	1,468
Series 2004-8F, Class 2A3
6.00%, 09/25/2034	680	714
Series 2005-5F, Class 2A3
5.50%, 06/25/2035	315	316
Series 2005-5F, Class 8A3
0.71%, 06/25/2035 *	439	429
Impac Secured Assets CMN Owner Trust
Series 2003-2, Class A1
5.50%, 08/25/2033	158	164
Series 2006-2, Class 2A1
0.56%, 08/25/2036 *	731	652
JP Morgan Re-REMIC
Series 2009-6, Class 4A1
5.98%, 09/26/2036 - 144A *	568	588
Series 2010-4, Class 7A1
4.29%, 08/26/2035 - 144A *	676	675
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-CB13, Class A4
5.46%, 01/12/2043 *	385	417
JPMorgan Chase Commercial Mortgage
Securities Corp., IO
Series 2006-CB15, Class X1
0.11%, 06/12/2043 *	56,620	406
JPMorgan Mortgage Trust
Series 2004-A3, Class 4A1
4.26%, 07/25/2034 *	188	189
Series 2004-A4, Class 1A1
4.54%, 09/25/2034 *	270	273
Series 2004-S1, Class 1A7
5.00%, 09/25/2034	124	128
Series 2005-A1, Class 3A4
5.02%, 02/25/2035 *	688	669
Series 2005-A1, Class 5A1
4.48%, 02/25/2035 *	300	305
Series 2006-A2, Class 4A1
2.93%, 08/25/2034 *	620	611
Series 2006-A3, Class 6A1
2.99%, 08/25/2034 *	169	155
LB-UBS Commercial Mortgage Trust
Series 2006-C1, Class A4
5.16%, 02/15/2031	150	163
Series 2006-C4, Class A4
6.08%, 06/15/2038 *	400	448
LB-UBS Commercial Mortgage Trust, IO
Series 2006-C1, Class XCL
0.16%, 02/15/2041 - 144A *	26,439	266
LVII Resecuritization Trust
Series 2009-1, Class A1
5.95%, 11/27/2037 - 144A *	65	67
Series 2009-2, Class A3
3.00%, 09/27/2037 - 144A *	385	384
Series 2009-2, Class A4
3.00%, 09/27/2037 - 144A *	1,000	1,000
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 3A6
2.90%, 11/21/2034 *	166	166
MASTR Alternative Loans Trust
Series 2003-9, Class 2A1
6.00%, 12/25/2033	245	246
MASTR Asset Securitization Trust
Series 2003-2, Class 1A1
5.00%, 03/25/2018	179	182
Series 2003-3, Class 3A18
5.50%, 04/25/2033	500	524
Series 2003-7, Class 4A1
4.25%, 09/25/2033	44	44
Series 2004-P7, Class A6
5.50%, 12/27/2033 - 144A	782	829
MASTR Resecuritization Trust, PO
Series 2005, Class 3
05/28/2035 - 144A	333	216
Merrill Lynch Mortgage Investors, Inc.
Series 2003-A4, Class 2A
2.84%, 07/25/2033 *	233	237
Series 2003-A5, Class 2A6
2.52%, 08/25/2033 *	222	211
Series 2004-A4, Class A2
2.75%, 08/25/2034 *	348	346
Merrill Lynch Mortgage Trust
Series 2005-LC1, Class AJ
5.51%, 01/12/2044 *	500	505
Series 2006-C1, Class A4
5.85%, 05/12/2039 *	730	809
MLCC Mortgage Investors, Inc.
Series 2004-D, Class A2
0.83%, 08/25/2029 *	494	463
Morgan Stanley Capital I
Series 2006-T21, Class A4
5.16%, 10/12/2052 *	200	217
Series 2007-T27, Class A4
5.79%, 06/11/2042 *	200	223

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES - (continued)
Morgan Stanley Mortgage Loan Trust
Series 2004-3, Class 4A
5.65%, 04/25/2034 *	$813	$826
Morgan Stanley Re-REMIC Trust
Series 2009-IO, Class A1
3.00%, 07/17/2056	520	521
Series 2010-HQ4B, Class A7A
4.97%, 04/16/2040 - 144A	1,400	1,494
NCUA Guaranteed Notes
Series 2010-C1, Class APT
2.65%, 10/29/2020	3,108	3,100
Series 2010-R3, Class 1A
0.76%, 12/08/2020 *	966	971
Series 2010-R3, Class 3A
2.40%, 12/08/2020	525	512
Prime Mortgage Trust
Series 2004-CL1, Class 1A1
6.00%, 02/25/2034	339	357
Prime Mortgage Trust, PO
Series 2004-CL1, Class 1
02/25/2034	33	25
RBSSP Resecuritization Trust
Series 2009-1, Class 1A1
6.50%, 02/26/2036 - 144A	679	717
Series 2010-4, Class 12A1
4.50%, 03/26/2021 - 144A	729	744
Series 2010-9, Class 7A5
4.00%, 05/26/2037 - 144A *	1,000	967
Residential Accredit Loans, Inc.
Series 2003-QS1, Class A6
4.25%, 01/25/2033	210	211
Series 2003-QS13, Class A5
0.86%, 07/25/2033 *	552	490
Series 2003-QS15, Class A7
5.50%, 08/25/2033	1,218	1,199
Series 2003-QS18, Class A1
5.00%, 09/25/2018	207	214
Series 2004-QS7, Class A4
5.50%, 05/25/2034	365	320
Residential Asset Mortgage Products, Inc.
Series 2004-SL2, Class A3
7.00%, 10/25/2031	572	599
Residential Asset Securitization Trust
Series 2002-A13, Class A4
5.25%, 12/25/2017	137	139
Residential Funding Mortgage Securities I
Series 2003-S4, Class A4
5.75%, 03/25/2033	937	987
Series 2003-S20, Class 2A1
4.75%, 12/25/2018	184	187
Salomon Brothers Mortgage Securities VII, Inc.
Series 2003-HYB1, Class A
3.22%, 09/25/2033 *	692	690
Series 2003-UP1, Class A
3.95%, 04/25/2032 - 144A *	67	58
Sequoia Mortgage Trust
Series 2004-12, Class A3
0.78%, 01/20/2035 *	502	431
Station Place Securitization Trust
Series 2010-1, Class A
1.25%, 12/20/2042 - 144A *	1,500	1,500
Structured Asset Mortgage Investments, Inc.
Series 2004-AR5, Class 1A1
0.54%, 10/19/2034 *	193	175
Structured Asset Securities Corp.
Series 2003-16, Class A3
0.71%, 06/25/2033 *	194	187
Series 2003-32, Class 1A1
5.21%, 11/25/2033 *	251	261
Series 2003-33H, Class 1A1
5.50%, 10/25/2033	220	224
Series 2003-35, Class 3A1
0.71%, 12/25/2033 *	719	687
Series 2003-37A, Class 2A
5.02%, 12/25/2033 *	366	376
Series 2004-4XS, Class 1A5
5.49%, 02/25/2034 *	770	781
Series 2004-5H, Class A4
5.54%, 12/25/2033	1,000	990
Thornburg Mortgage Securities Trust
Series 2004-1, Class II2A
1.77%, 03/25/2044 *	263	243
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class A3
5.98%, 08/15/2039 *	650	713
Vendee Mortgage Trust
Series 1993-1, Class ZB
7.25%, 02/15/2023	477	546
Series 1998-2, Class 1G
6.75%, 06/15/2028	825	944
WaMu Mortgage Pass-Through Certificates
Series 2003-AR6, Class A1
2.69%, 06/25/2033 *	236	232
Series 2003-AR7, Class A7
2.67%, 08/25/2033 *	456	452
Series 2003-AR8, Class A
2.72%, 08/25/2033 *	153	153
Series 2003-AR9, Class 1A6
2.72%, 09/25/2033 *	778	762
Series 2003-S4, Class 2A10
16.88%, 06/25/2033 *	60	67
Series 2003-S8, Class A4
4.50%, 09/25/2018	363	367
Series 2003-S9, Class A8
5.25%, 10/25/2033	592	618
Series 2004-AR3, Class A1
2.65%, 06/25/2034 *	103	102
Series 2004-AR3, Class A2
2.65%, 06/25/2034 *	1,061	1,053
Series 2004-CB2, Class 7A
5.50%, 08/25/2019	251	262
Series 2004-CB3, Class 4A
6.00%, 10/25/2019	682	707
Series 2004-S1, Class 1A3
0.61%, 03/25/2034 *	256	248
Series 2004-S2, Class 2A4
5.50%, 06/25/2034	585	584
Washington Mutual MSC Mortgage Pass-Through Certificates
Series 2003-MS2, Class 1A1
5.75%, 02/25/2033	709	739
Series 2004-RA2, Class 2A
7.00%, 07/25/2033	222	226

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES - (continued)
Wells Fargo Mortgage Backed Securities Trust
Series 2003-15, Class 1A1
4.75%, 12/25/2018	$284	$293
Series 2003-J, Class 2A5
4.42%, 10/25/2033 *	37	38
Series 2003-K, Class 1A1
4.45%, 11/25/2033 *	102	102
Series 2004-4, Class A9
5.50%, 05/25/2034	765	803
Series 2004-7, Class 2A2
5.00%, 07/25/2019	421	434
Series 2004-E, Class A8
4.87%, 05/25/2034 *	160	160
Series 2004-EE, Class 2A1
2.85%, 12/25/2034 *	589	571
Series 2004-EE, Class 2A2
2.85%, 12/25/2034 *	147	148
Series 2004-EE, Class 3A1
2.95%, 12/25/2034 *	138	136
Series 2004-EE, Class 3A2
2.95%, 12/25/2034 *	207	208
Series 2004-I, Class 1A1
2.88%, 07/25/2034 *	177	172
Series 2004-U, Class A1
2.90%, 10/25/2034 *	1,831	1,812
Series 2004-V, Class 1A1
2.86%, 10/25/2034 *	353	354
Series 2004-V, Class 1A2
2.86%, 10/25/2034 *	158	159
Series 2004-W, Class A9
2.76%, 11/25/2034 *	457	451
Series 2005-1, Class 2A1
5.00%, 01/25/2020	421	433
Series 2005-13, Class A1
5.00%, 11/25/2020	293	306
Series 2005-AR8, Class 2A1
2.83%, 06/25/2035 *	262	258

Total Mortgage-Backed Securities (cost $126,014)		128,072

ASSET-BACKED SECURITIES - 2.7%
AH Mortgage Advance Trust
Series 2010-ADV1, Class A1
3.97%, 08/15/2022 - 144A	530	535
Series 2010-ADV2, Class A1
4.21%, 05/10/2041 - 144A	1,134	1,138
Ally Auto Receivables Trust
Series 2009-A, Class A3
2.33%, 06/17/2013 - 144A	100	101
Series 2010-1, Class A3
1.45%, 05/15/2014	330	333
Series 2010-3, Class A3
1.11%, 10/15/2014	920	922
Series 2010-3, Class A4
1.55%, 08/17/2015	357	356
Series 2010-4, Class A3
0.91%, 11/17/2014	431	431
Series 2011-1, Class A3
1.38%, 01/15/2015	285	286
American Airlines Pass-Through Trust
Series 2011-1, Class A
5.25%, 01/31/2021	109	106
AmeriCredit Automobile Receivables Trust
Series 2010-1, Class A2
0.97%, 01/15/2013	36	36
Series 2010-1, Class A3
1.66%, 03/17/2014	95	96
Series 2010-3, Class A3
1.14%, 04/08/2015	535	535
Series 2010-4, Class A2
0.96%, 05/08/2014	250	250
Series 2010-4, Class A3
1.27%, 04/08/2015	125	125
Series 2011-1, Class A2
0.84%, 06/09/2014	480	480
Series 2011-1, Class A3
1.39%, 09/08/2015	200	201
Arch Bay Asset-Backed Securities
Series 2010-2, Class A
4.13%, 04/25/2057 - 144A *	493	492
Asset Backed Funding Certificates
Series 2005-AQ1, Class A4
5.01%, 06/25/2035 *	813	817
Bank of America Auto Trust
Series 2009-2A, Class A3
2.13%, 09/15/2013 - 144A	69	69
Series 2009-3A, Class A3
1.67%, 12/16/2013 - 144A	87	88
Series 2010-1A, Class A3
1.39%, 03/15/2014 - 144A	260	261
Series 2010-1A, Class A4
2.18%, 02/15/2017 - 144A	185	189
Series 2010-2, Class A2
0.91%, 10/15/2012	360	361
Series 2010-2, Class A3
1.31%, 07/15/2014	310	312
Series 2010-2, Class A4
1.94%, 06/15/2017	510	518
CarMax Auto Owner Trust
Series 2010-1, Class A3
1.56%, 07/15/2014	200	201
Series 2011-1, Class A3
1.29%, 09/15/2015	630	631
Series 2011-1, Class A4
2.16%, 09/15/2016	530	534
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-2, Class 2A2
0.77%, 02/25/2033 *	639	596
Series 2003-5, Class 1A4
4.40%, 02/25/2030	336	334
Series 2003-6, Class 1A4
4.50%, 11/25/2034	432	430
Series 2003-6, Class 1A5
5.35%, 11/25/2034 *	500	445
Chrysler Financial Auto Securitization Trust
Series 2010-A, Class A3
0.91%, 08/08/2013	1,000	1,002
Citibank Credit Card Issuance Trust
Series 2007-A7, Class A7
0.56%, 08/20/2014 *	1,000	1,003

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

ASSET-BACKED SECURITIES - (continued)
CNH Equipment Trust
Series 2009-C, Class A3
1.85%, 12/16/2013	$19	$19
Series 2010-A, Class A3
1.54%, 07/15/2014	463	466
Series 2010-C, Class A3
1.17%, 05/15/2015	500	501
Continental Airlines Pass-Through Trust
Series 2007-1A, Class A
5.98%, 04/19/2022	284	291
Delta Air Lines, Inc., Pass-Through Trust
Series 2010-2, Class A
4.95%, 05/23/2019	280	280
Series 2011-1, Class A
5.30%, 04/15/2019	92	92
Freedom Trust
Series 2011-1, Class A13
0.16%, 11/30/2037 - 144A § *	600	590
GE Capital Credit Card Master Note Trust
Series 2009-2, Class A
3.69%, 07/15/2015	600	621
HSBC Home Equity Loan Trust
Series 2005-2, Class A1
0.48%, 01/20/2035 *	95	86
Series 2006-1, Class A1
0.37%, 01/20/2036 *	173	158
Series 2007-1, Class A2F
5.60%, 03/20/2036 *	200	204
Series 2007-1, Class AS
0.41%, 03/20/2036 *	186	170
Series 2007-3, Class APT
1.41%, 11/20/2036 *	133	121
Hyundai Auto Receivables Trust
Series 2010-B, Class A3
0.97%, 04/15/2015	340	341
Series 2010-B, Class A4
1.63%, 03/15/2017	375	372
Series 2011-A, Class A3
1.16%, 04/15/2015	275	276
Series 2011-A, Class A4
1.78%, 12/15/2015	310	312
John Deere Owner Trust
Series 2011-A, Class A3
1.29%, 01/15/2016	335	336
Series 2011-A, Class A4
1.96%, 04/16/2018	285	287
LAI Vehicle Lease Securitization Trust
Series 2010-A, Class A
2.55%, 09/15/2016 - 144A	733	733
Lake Country Mortgage Loan Trust
Series 2006-HE1, Class A3
0.56%, 07/25/2034 - 144A *	873	843
Mercedes-Benz Auto Receivables Trust
Series 2010-1, Class A3
1.42%, 08/15/2014	250	252
Morgan Stanley ABS Capital I
Series 2004-WMC3, Class M1
0.96%, 01/25/2035 *	57	56
NCUA Guaranteed Notes
Series 2010-A1, Class A
0.59%, 12/07/2020 *	287	288
Newcastle Investment Trust
Series 2011-MH1, Class A
2.45%, 12/10/2033 - 144A Ə	319	319
Nissan Auto Receivables Owner Trust
Series 2010-A, Class A3
0.87%, 07/15/2014	455	455
Series 2010-A, Class A4
1.31%, 09/15/2016	300	299
PennyMac Loan Trust
Series 2010-NPL1, Class A
4.25%, 05/25/2050 - 144A *	310	309
Series 2010-NPL1, Class M1
5.00%, 05/25/2050 - 144A *	800	800
Residential Asset Mortgage Products, Inc.
Series 2004-RS6, Class AI4
5.46%, 05/25/2032 *	407	413
Series 2005-EFC5, Class A3
0.55%, 10/25/2035 *	600	516
Residential Asset Securities Corp.
Series 2005-KS9, Class A3
0.58%, 10/25/2035 *	500	476
Santander Drive Auto Receivables Trust
Series 2010-A, Class A3
1.83%, 11/17/2014 - 144A	400	405
Saxon Asset Securities Trust
Series 2003-1, Class AF6
4.80%, 06/25/2033 *	380	386
Structured Asset Investment Loan Trust
Series 2005-5, Class A9
0.48%, 06/25/2035 *	400	372
Structured Asset Securities Corp.
Series 2002-AL1, Class A2
3.45%, 02/25/2032	307	291
Series 2004-6XS, Class A5A
5.53%, 03/25/2034 *	594	567
Series 2004-6XS, Class A5B
5.55%, 03/25/2034 *	594	567
Series 2005-NC1, Class A11
4.69%, 02/25/2035 *	1,120	1,136
Toyota Auto Receivables Owner Trust
Series 2010-C, Class A3
0.77%, 04/15/2014	70	70
Series 2011-A, Class A3
0.98%, 10/15/2014	845	847
USAA Auto Owner Trust
Series 2009-2, Class A3
1.54%, 10/15/2012	88	89
Series 2009-2, Class A4
2.53%, 06/17/2013	115	118
World Omni Auto Receivables Trust
Series 2010-A, Class A4
2.21%, 05/15/2015	275	281

Total Asset-Backed Securities (cost $30,457)		30,625

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
American Municipal Power-Ohio, Inc.
7.50%, 02/15/2050	640	688
New York State Dormitory Authority
5.60%, 03/15/2040	280	283
Port Authority of New York & New Jersey
5.65%, 11/01/2040	485	486

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS - (continued)
State of Illinois
5.10%, 06/01/2033	$85	$71

Total Municipal Government Obligations (cost $1,494)		1,528

CORPORATE DEBT SECURITIES - 13.0%
Aerospace & Defense - 0.1%
BAE Systems Holdings, Inc.
5.20%, 08/15/2015 - 144A	380	409
Lockheed Martin Corp.
4.25%, 11/15/2019	150	153
5.72%, 06/01/2040 - 144A^	108	112
United Technologies Corp.
8.88%, 11/15/2019	250	339
Auto Components - 0.0% ∞
Johnson Controls, Inc.
4.25%, 03/01/2021 ^	335	335
Automobiles - 0.1%
Daimler Finance North America LLC
6.50%, 11/15/2013	80	90
7.30%, 01/15/2012	460	481
Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc.
7.20%, 01/15/2014	60	69
7.75%, 01/15/2019	650	814
PepsiCo, Inc.
7.90%, 11/01/2018	21	27
SABMiller PLC
5.50%, 08/15/2013 - 144A	180	196
Biotechnology - 0.1%
Amgen, Inc.
3.45%, 10/01/2020	400	381
4.50%, 03/15/2020	56	58
5.75%, 03/15/2040	165	171
Capital Markets - 1.7%
Bank of New York Mellon Corp.
2.95%, 06/18/2015 ^	675	695
3.10%, 01/15/2015 ^	125	130
4.60%, 01/15/2020	40	42
BlackRock, Inc.
6.25%, 09/15/2017 ^	635	743
BP Capital Markets PLC
3.88%, 03/10/2015	675	708
4.74%, 03/11/2021 ^	100	102
Charles Schwab Corp.
4.95%, 06/01/2014	100	110
Credit Suisse
4.38%, 08/05/2020	316	315
5.30%, 08/13/2019	600	643
6.00%, 02/15/2018	400	434
Credit Suisse AG
5.40%, 01/14/2020	200	206
Credit Suisse USA, Inc.
5.13%, 08/15/2015 ^	170	186
Deutsche Bank AG
2.38%, 01/11/2013	250	255
3.25%, 01/11/2016	400	408
3.88%, 08/18/2014	100	105
Goldman Sachs Group, Inc.
3.63%, 02/07/2016	255	257
3.70%, 08/01/2015	308	316
5.25%, 10/15/2013	225	243
5.38%, 03/15/2020	390	406
6.00%, 06/15/2020 ^	122	132
6.15%, 04/01/2018	200	221
6.25%, 09/01/2017	650	724
6.75%, 10/01/2037	200	207
7.50%, 02/15/2019	2,050	2,435
Jefferies Group, Inc.
3.88%, 11/09/2015	171	173
6.25%, 01/15/2036	260	244
6.45%, 06/08/2027	180	182
8.50%, 07/15/2019 ^	575	690
Macquarie Group, Ltd.
6.25%, 01/14/2021 - 144A	525	538
7.30%, 08/01/2014 - 144A	500	562
Morgan Stanley
4.00%, 07/24/2015	333	343
4.20%, 11/20/2014	156	163
5.45%, 01/09/2017	500	535
5.63%, 09/23/2019	610	634
7.30%, 05/13/2019	1,000	1,148
Morgan Stanley - Series F
5.55%, 04/27/2017	170	183
6.25%, 08/28/2017	450	497
6.63%, 04/01/2018	200	223
Nomura Holdings, Inc.
4.13%, 01/19/2016	200	202
5.00%, 03/04/2015 ^	350	366
6.70%, 03/04/2020	543	588
UBS AG
2.25%, 08/12/2013	250	254
3.88%, 01/15/2015	600	623
4.88%, 08/04/2020	525	540
5.88%, 12/20/2017	110	123
Chemicals - 0.3%
Dow Chemical Co.
4.25%, 11/15/2020	174	170
7.60%, 05/15/2014	190	221
8.55%, 05/15/2019	456	586
E.I. du Pont de Nemours & Co.
1.95%, 01/15/2016	173	169
4.90%, 01/15/2041	125	119
Potash Corp., of Saskatchewan, Inc.
6.50%, 05/15/2019	260	303
PPG Industries, Inc.
5.75%, 03/15/2013	120	130
7.40%, 08/15/2019	300	354
9.00%, 05/01/2021	310	404
Praxair, Inc.
4.38%, 03/31/2014	375	404
5.20%, 03/15/2017	150	168
Union Carbide Corp.
7.75%, 10/01/2096	210	219
Commercial Banks - 2.1%
ANZ National International, Ltd.
2.38%, 12/21/2012 - 144A	105	107

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

Commercial Banks - (continued)
Australia & New Zealand Banking Group, Ltd.
3.25%, 03/01/2016 - 144A	$130	$131
4.88%, 01/12/2021 - 144A	137	139
Bank of Nova Scotia
1.65%, 10/29/2015 - 144A	359	349
2.38%, 12/17/2013	200	205
3.40%, 01/22/2015	205	214
Bank of Tokyo-Mitsubishi UFJ, Ltd.
3.85%, 01/22/2015 - 144A	227	237
Barclays Bank PLC
2.50%, 09/21/2015 - 144A^	510	499
2.50%, 01/23/2013	150	153
3.90%, 04/07/2015 ^	170	178
5.00%, 09/22/2016	100	108
5.13%, 01/08/2020	350	360
5.20%, 07/10/2014	125	136
6.75%, 05/22/2019 ^	400	457
BB&T Corp.
3.38%, 09/25/2013	195	204
3.85%, 07/27/2012	485	502
3.95%, 04/29/2016 ^	515	538
4.90%, 06/30/2017	550	589
5.25%, 11/01/2019	90	94
6.85%, 04/30/2019	250	294
Canadian Imperial Bank of Commerce
2.60%, 07/02/2015 - 144A	1,750	1,780
Comerica, Inc.
3.00%, 09/16/2015	150	151
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.50%, 01/11/2021	300	308
DnB NOR Boligkreditt
2.10%, 10/14/2015 - 144A	757	738
HSBC Bank PLC
3.50%, 06/28/2015 - 144A	1,175	1,209
4.13%, 08/12/2020 - 144A	275	265
HSBC Holdings PLC
5.10%, 04/05/2021	111	114
KeyBank NA
5.70%, 11/01/2017 ^	245	263
5.80%, 07/01/2014	250	275
M&T Bank Corp.
5.38%, 05/24/2012	80	84
Manufacturers & Traders Trust Co.
1.80%, 04/01/2013 *	300	300
National Australia Bank, Ltd.
2.50%, 01/08/2013 - 144A	400	408
2.75%, 09/28/2015 - 144A^	280	279
3.75%, 03/02/2015 - 144A	280	291
National Bank of Canada
1.65%, 01/30/2014 - 144A^	271	273
National City Corp.
4.90%, 01/15/2015 ^	165	180
Nordea Bank AB
1.75%, 10/04/2013 - 144A	200	202
PNC Funding Corp.
3.00%, 05/19/2014 ^	180	185
4.38%, 08/11/2020 ^	433	437
5.13%, 02/08/2020	250	267
5.25%, 11/15/2015	130	141
5.63%, 02/01/2017	130	143
6.70%, 06/10/2019	150	175
Rabobank Nederland NV
2.13%, 10/13/2015	105	103
3.20%, 03/11/2015 - 144A	500	516
Stadshypotek AB
1.45%, 09/30/2013 - 144A	1,394	1,397
Toronto-Dominion Bank
2.20%, 07/29/2015 - 144A^	295	295
U.S. Bancorp
2.00%, 06/14/2013	540	551
2.88%, 11/20/2014	121	126
Wachovia Bank NA
0.64%, 03/15/2016 *	450	433
5.00%, 08/15/2015	500	540
6.00%, 11/15/2017	2,000	2,260
Wachovia Corp.
5.50%, 05/01/2013	420	454
5.75%, 06/15/2017 ^	970	1,090
5.75%, 02/01/2018	1,200	1,339
Wells Fargo & Co.
3.75%, 10/01/2014	390	413
5.63%, 12/11/2017	100	112
Westpac Banking Corp.
4.88%, 11/19/2019	750	785
Commercial Services & Supplies - 0.1%
Browning-Ferris Industries, Inc.
9.25%, 05/01/2021	105	145
Pitney Bowes, Inc.
4.88%, 08/15/2014	350	374
5.00%, 03/15/2015	250	269
5.60%, 03/15/2018	100	107
Waste Management, Inc.
4.75%, 06/30/2020	319	328
Communications Equipment - 0.0% ∞
Cisco Systems, Inc.
4.45%, 01/15/2020	150	156
5.50%, 01/15/2040	250	252
5.90%, 02/15/2039	100	107
Computers & Peripherals - 0.2%
Dell, Inc.
3.10%, 04/01/2016 ^	371	375
5.65%, 04/15/2018 ^	90	100
HP Enterprise Services LLC
7.45%, 10/15/2029	500	632
Consumer Finance - 0.3%
American Express Co.
7.00%, 03/19/2018	400	474
American Express Credit Corp.
5.13%, 08/25/2014	200	218
7.30%, 08/20/2013	200	225
American Express Credit Corp. - Series C
5.88%, 05/02/2013	300	325
Capital One Financial Corp.
6.75%, 09/15/2017	180	211
7.38%, 05/23/2014	75	87

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

Consumer Finance - (continued)
Caterpillar Financial Services Corp.
7.15%, 02/15/2019	$100	$123
Caterpillar Financial Services Corp. - Series F
5.85%, 09/01/2017	150	173
7.05%, 10/01/2018	150	184
HSBC Finance Corp.
4.75%, 07/15/2013 ^	165	177
5.00%, 06/30/2015	455	494
5.50%, 01/19/2016	260	288
Toyota Motor Credit Corp.
3.20%, 06/17/2015	385	397
Diversified Financial Services - 2.4%
AGL Capital Corp.
5.88%, 03/15/2041	109	110
Allstate Life Global Funding Trust
5.38%, 04/30/2013	200	216
ASIF Global Financing XIX
4.90%, 01/17/2013 - 144A	836	874
Associates Corp.
6.95%, 11/01/2018	700	796
Bank of America Corp.
5.63%, 07/01/2020	1,340	1,406
5.75%, 12/01/2017	220	237
6.50%, 08/01/2016	500	564
Bank of America Corp. - Series L
5.65%, 05/01/2018 ^	700	746
7.38%, 05/15/2014	650	741
Blackstone Holdings Finance Co., LLC
5.88%, 03/15/2021 - 144A	1,205	1,194
Caisse Centrale Desjardins du Quebec
2.55%, 03/24/2016 - 144A ^	580	580
Capital One Bank USA NA
8.80%, 07/15/2019	900	1,153
Citigroup, Inc.
4.75%, 05/19/2015	62	66
5.38%, 08/09/2020	355	371
6.00%, 12/13/2013 - 08/15/2017	1,870	2,060
6.01%, 01/15/2015	420	466
6.13%, 11/21/2017	345	383
6.38%, 08/12/2014	310	346
6.50%, 08/19/2013	110	121
8.13%, 07/15/2039	100	129
8.50%, 05/22/2019	550	685
CME Group, Inc.
5.75%, 02/15/2014	196	218
Countrywide Financial Corp.
6.25%, 05/15/2016	550	595
Diageo Capital PLC
4.83%, 07/15/2020	90	94
5.75%, 10/23/2017	230	262
Diageo Finance BV
5.50%, 04/01/2013	290	314
ERAC USA Finance LLC
2.25%, 01/10/2014 - 144A	257	258
FUEL Trust
4.21%, 04/15/2016 - 144A	401	409
General Electric Capital Corp.
4.38%, 09/16/2020	600	592
5.40%, 02/15/2017 ^	400	439
5.50%, 06/04/2014 ^	685	755
5.50%, 01/08/2020	1,140	1,226
5.63%, 09/15/2017 - 05/01/2018	3,500	3,851
6.00%, 08/07/2019	1,420	1,581
Goldman Sachs Group, LP
8.00%, 03/01/2013 - 144A	325	361
International Lease Finance Corp.
5.25%, 01/10/2013	100	102
John Deere Capital Corp.
5.75%, 09/10/2018 ^	100	114
MassMutual Global Funding II
2.88%, 04/21/2014 - 144A	100	104
3.63%, 07/16/2012 - 144A	600	617
Merrill Lynch & Co., Inc.
5.00%, 01/15/2015	650	697
5.45%, 02/05/2013 ^	390	415
6.88%, 04/25/2018	100	113
Merrill Lynch & Co., Inc. - Series C
6.40%, 08/28/2017	850	947
National Rural Utilities Cooperative Finance Corp.
2.63%, 09/16/2012	25	26
10.38%, 11/01/2018	250	345
Rio Tinto Finance USA, Ltd.
3.50%, 11/02/2020	80	76
8.95%, 05/01/2014	400	484
Tyco International Finance SA
8.50%, 01/15/2019	100	128
Volkswagen International Finance NV
1.63%, 08/12/2013 - 144A	116	117
Diversified Telecommunication Services - 0.9%
AT&T Corp.
8.00%, 11/15/2031	27	35
AT&T, Inc.
4.85%, 02/15/2014	400	435
5.35%, 09/01/2040 - 144A	898	841
5.50%, 02/01/2018 ^	300	331
6.30%, 01/15/2038	500	527
BellSouth Corp.
6.55%, 06/15/2034	500	536
BellSouth Telecommunications, Inc.
6.30%, 12/15/2015	150	161
7.00%, 10/01/2025	300	336
British Telecommunications PLC
5.95%, 01/15/2018	200	222
9.88%, 12/15/2030	180	254
COX Enterprises, Inc.
7.38%, 07/15/2027 - 144A	200	224
Deutsche Telekom International Finance BV
6.00%, 07/08/2019 ^	395	453
8.75%, 06/15/2030	130	175
France Telecom SA
8.50%, 03/01/2031	130	179
GTE Corp.
6.84%, 04/15/2018	1,500	1,746
8.75%, 11/01/2021 ^	250	330

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

Diversified Telecommunication Services - (continued)
Telecom Italia Capital SA
4.95%, 09/30/2014	$250	$264
6.18%, 06/18/2014 ^	281	306
7.00%, 06/04/2018	250	279
Telefonica Emisiones SAU
5.46%, 02/16/2021	91	94
6.22%, 07/03/2017	650	721
Verizon Communications, Inc.
6.10%, 04/15/2018	411	468
Verizon Global Funding Corp.
5.85%, 09/15/2035	175	179
7.75%, 12/01/2030	300	371
Verizon Maryland, Inc.
7.15%, 05/01/2023	600	644
Verizon Pennsylvania, Inc.
8.35%, 12/15/2030	240	281
Electric Utilities - 0.8%
AEP Texas Central Co.
6.65%, 02/15/2033	100	110
Alabama Power Co. - Series S
5.88%, 12/01/2022	370	414
Appalachian Power Co.
5.95%, 05/15/2033	50	51
Carolina Power & Light Co.
5.30%, 01/15/2019	80	88
CenterPoint Energy Houston Electric LLC - Series U
7.00%, 03/01/2014	100	115
Cleveland Electric Illuminating Co.
7.88%, 11/01/2017	180	218
Consolidated Edison Co., of New York, Inc.
5.70%, 06/15/2040	154	163
Consumers Energy Co.
6.70%, 09/15/2019	100	119
Duke Energy Carolinas LLC
4.30%, 06/15/2020 ^	156	160
Duke Energy Indiana, Inc.
3.75%, 07/15/2020	200	195
Enel Finance International NV
5.13%, 10/07/2019 - 144A	450	466
Exelon Generation Co., LLC
4.00%, 10/01/2020	600	566
5.75%, 10/01/2041	86	81
Florida Power & Light Co.
5.95%, 10/01/2033	150	164
Georgia Power Co.
4.75%, 09/01/2040 ^	77	71
Indiana Michigan Power Co.
7.00%, 03/15/2019	338	400
Jersey Central Power & Light Co.
7.35%, 02/01/2019	330	399
KCP&L Greater Missouri Operations Co.
11.88%, 07/01/2012	300	334
Massachusetts Electric Co.
5.90%, 11/15/2039 - 144A	55	58
MidAmerican Energy, Co.
5.30%, 03/15/2018	500	552
Nevada Power Co.
5.38%, 09/15/2040	52	51
6.50%, 08/01/2018	50	58
Nevada Power Co. - Series V
7.13%, 03/15/2019	100	119
Niagara Mohawk Power Corp.
4.88%, 08/15/2019 - 144A	50	53
NiSource Finance Corp.
6.80%, 01/15/2019	200	230
Northern States Power Co.
5.35%, 11/01/2039	19	20
6.25%, 06/01/2036 ^	100	115
Oncor Electric Delivery Co., LLC
6.80%, 09/01/2018	375	435
Pacific Gas & Electric Co.
5.40%, 01/15/2040	42	41
6.05%, 03/01/2034	60	64
8.25%, 10/15/2018 ^	150	192
PacifiCorp
5.65%, 07/15/2018	100	113
6.25%, 10/15/2037	200	225
Progress Energy, Inc.
4.40%, 01/15/2021 ^	140	141
4.88%, 12/01/2019	200	211
6.00%, 12/01/2039	50	53
7.75%, 03/01/2031	150	188
PSEG Power LLC
5.13%, 04/15/2020 ^	151	157
5.32%, 09/15/2016 ^	800	870
5.50%, 12/01/2015	100	110
Public Service Co., of Colorado
3.20%, 11/15/2020	56	53
Public Service Co., of Oklahoma
5.15%, 12/01/2019	133	142
Public Service Electric & Gas Co.
2.70%, 05/01/2015	150	152
5.38%, 11/01/2039 ^	28	28
Southern California Edison Co.
5.50%, 03/15/2040	130	134
6.65%, 04/01/2029	300	342
Southwestern Public Service Co. - Series G
8.75%, 12/01/2018	405	516
Electronic Equipment & Instruments - 0.1%
Arrow Electronics, Inc.
3.38%, 11/01/2015 ^	35	35
6.00%, 04/01/2020	385	411
6.88%, 07/01/2013 - 06/01/2018	292	321
Energy Equipment & Services - 0.2%
ANR Pipeline Co.
9.63%, 11/01/2021	200	280
CenterPoint Energy Resources Corp.
4.50%, 01/15/2021 - 144A	51	52
5.95%, 01/15/2014	150	165
Halliburton Co.
6.15%, 09/15/2019	70	81
Spectra Energy Capital LLC
6.20%, 04/15/2018	325	366
8.00%, 10/01/2019	490	604
TransCanada PipeLines, Ltd.
6.50%, 08/15/2018	175	206
7.13%, 01/15/2019 ^	400	488

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

Energy Equipment & Services - (continued)
Transocean, Inc.
6.50%, 11/15/2020	$500	$561
Food & Staples Retailing - 0.0% ∞
CVS Caremark Corp.
6.13%, 09/15/2039	150	155
Kroger Co.
5.40%, 07/15/2040	51	49
7.50%, 04/01/2031	100	121
Food Products - 0.3%
Bunge, Ltd. Finance Corp.
5.88%, 05/15/2013	400	430
8.50%, 06/15/2019	110	134
Cargill, Inc.
6.00%, 11/27/2017 - 144A	220	250
7.35%, 03/06/2019 - 144A	250	305
Kraft Foods, Inc.
5.38%, 02/10/2020	609	659
6.13%, 08/23/2018	225	255
6.50%, 08/11/2017	875	1,016
Gas Utilities - 0.1%
AGL Capital Corp.
4.45%, 04/15/2013	300	317
5.25%, 08/15/2019	100	106
Atmos Energy Corp.
4.95%, 10/15/2014	200	217
Health Care Providers & Services - 0.0% ∞
Medco Health Solutions, Inc.
2.75%, 09/15/2015	140	140
Household Durables - 0.0% ∞
Newell Rubbermaid, Inc.
4.70%, 08/15/2020 ^	183	184
Industrial Conglomerates - 0.1%
Koninklijke Philips Electronics NV
7.20%, 06/01/2026	500	588
Insurance - 0.8%
ACE INA Holdings, Inc.
5.60%, 05/15/2015	425	472
Aflac, Inc.
6.45%, 08/15/2040 ^	108	111
8.50%, 05/15/2019	235	288
Allstate Corp.
5.00%, 08/15/2014	70	77
7.45%, 05/16/2019	100	120
AON Corp.
3.50%, 09/30/2015	46	47
6.25%, 09/30/2040 ^	83	88
Berkshire Hathaway Finance Corp.
2.45%, 12/15/2015	187	188
5.40%, 05/15/2018 ^	900	1,004
5.75%, 01/15/2040	100	106
CNA Financial Corp.
5.85%, 12/15/2014	200	218
5.88%, 08/15/2020	282	298
Jackson National Life Global Funding
5.38%, 05/08/2013 - 144A	950	1,024
MetLife Institutional Funding II
1.20%, 04/04/2014 - 144A *	230	231
Metropolitan Life Global Funding I
2.50%, 01/11/2013 - 144A	670	683
2.88%, 09/17/2012 - 144A	200	204
5.13%, 06/10/2014 - 144A	300	328
Nationwide Mutual Insurance Co.
9.38%, 08/15/2039 - 144A	300	377
New York Life Global Funding
3.00%, 05/04/2015 - 144A	600	613
4.65%, 05/09/2013 - 144A	150	161
Pacific Life Global Funding
5.00%, 05/15/2017 - 144A	100	103
5.15%, 04/15/2013 - 144A	280	298
Principal Life Income Funding Trusts
5.10%, 04/15/2014	385	419
5.30%, 12/14/2012 - 04/24/2013	510	545
Travelers Property Casualty Corp.
7.75%, 04/15/2026	450	567
IT Services - 0.0% ∞
International Business Machines Corp.
8.00%, 10/15/2038	100	138
Machinery - 0.0% ∞
Caterpillar, Inc.
7.90%, 12/15/2018 ^	250	321
Media - 0.8%
CBS Corp.
5.50%, 05/15/2033	150	142
5.75%, 04/15/2020	63	68
7.88%, 07/30/2030	130	154
8.88%, 05/15/2019	100	127
Comcast Cable Communications LLC
8.88%, 05/01/2017	250	317
Comcast Cable Holdings LLC
10.13%, 04/15/2022	414	569
Comcast Corp.
5.85%, 11/15/2015	300	338
6.45%, 03/15/2037	100	106
6.50%, 11/15/2035	100	107
COX Communications, Inc.
5.45%, 12/15/2014	50	56
DIRECTV Holdings LLC
4.60%, 02/15/2021 ^	400	399
6.00%, 08/15/2040	700	696
Historic TW, Inc.
9.15%, 02/01/2023	200	267
NBCUniversal Media LLC
5.95%, 04/01/2041 - 144A	210	210
News America, Inc.
6.20%, 12/15/2034	250	258
7.25%, 05/18/2018	155	188
7.30%, 04/30/2028	130	145
7.70%, 10/30/2025	300	365
8.88%, 04/26/2023	200	264
TCI Communications, Inc.
7.13%, 02/15/2028	100	115
8.75%, 08/01/2015	700	855
Thomson Reuters Corp.
4.70%, 10/15/2019 ^	75	80
Time Warner Cable, Inc.
6.75%, 07/01/2018	40	46
7.30%, 07/01/2038	90	103
8.25%, 02/14/2014 - 04/01/2019	930	1,125
8.75%, 02/14/2019	380	482

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

Media - (continued)
Time Warner Entertainment Co., LP
8.38%, 07/15/2033	$250	$316
Time Warner, Inc.
4.75%, 03/29/2021	140	143
6.20%, 03/15/2040	100	102
6.25%, 03/29/2041	87	91
7.63%, 04/15/2031	300	360
7.70%, 05/01/2032	100	121
Metals & Mining - 0.0% ∞
BHP Billiton Finance USA, Ltd.
6.50%, 04/01/2019 ^	270	323
Multiline Retail - 0.0% ∞
Target Corp.
7.00%, 01/15/2038	140	170
Multi-Utilities - 0.1%
Dominion Resources, Inc.
6.00%, 11/30/2017	450	516
6.40%, 06/15/2018	170	197
Sempra Energy
2.00%, 03/15/2014	110	110
6.00%, 10/15/2039	150	156
8.90%, 11/15/2013	180	209
9.80%, 02/15/2019	140	187
Xcel Energy, Inc.
4.70%, 05/15/2020	50	52
Office Electronics - 0.0% ∞
Xerox Corp.
6.75%, 02/01/2017	330	384
8.25%, 05/15/2014	90	106
Oil, Gas & Consumable Fuels - 0.7%
Alberta Energy Co., Ltd.
7.38%, 11/01/2031	500	597
Anadarko Petroleum Corp.
7.63%, 03/15/2014	400	459
8.70%, 03/15/2019	150	188
ConocoPhillips
6.00%, 01/15/2020	105	122
6.65%, 07/15/2018	350	416
EnCana Corp.
6.50%, 05/15/2019 ^	150	178
ENI SpA
5.70%, 10/01/2040 - 144A	900	876
EOG Resources, Inc.
4.10%, 02/01/2021 ^	300	295
Petro-Canada
6.05%, 05/15/2018	312	354
7.88%, 06/15/2026	100	125
Shell International Finance BV
3.10%, 06/28/2015 ^	478	496
4.30%, 09/22/2019	300	313
4.38%, 03/25/2020 ^	410	429
6.38%, 12/15/2038	100	116
Statoil ASA
3.13%, 08/17/2017	200	200
Suncor Energy, Inc.
6.10%, 06/01/2018	250	285
Talisman Energy, Inc.
7.75%, 06/01/2019	385	475
Tosco Corp.
7.80%, 01/01/2027	160	203
8.13%, 02/15/2030	230	303
Total Capital SA
2.30%, 03/15/2016	400	396
4.13%, 01/28/2021 ^	82	83
Union Pacific Resources Group, Inc.
7.15%, 05/15/2028 ^	52	56
Pharmaceuticals - 0.0% ∞
Pharmacia Corp.
6.50%, 12/01/2018	260	305
Real Estate Investment Trusts - 0.2%
CommonWealth
5.88%, 09/15/2020 ^	400	414
6.25%, 08/15/2016	100	109
6.65%, 01/15/2018	215	238
ERP Operating, LP
5.25%, 09/15/2014	205	225
5.75%, 06/15/2017	120	134
HCP, Inc.
5.38%, 02/01/2021	105	109
Simon Property Group, LP
4.38%, 03/01/2021	60	60
5.65%, 02/01/2020 ^	247	270
6.13%, 05/30/2018	280	317
6.75%, 05/15/2014	50	56
10.35%, 04/01/2019	220	306
WEA Finance LLC
6.75%, 09/02/2019 - 144A	180	209
7.13%, 04/15/2018 - 144A	60	70
Road & Rail - 0.3%
Burlington Northern Santa Fe LLC
3.60%, 09/01/2020 ^	125	120
4.70%, 10/01/2019	75	79
5.65%, 05/01/2017	150	169
5.75%, 03/15/2018	500	565
7.29%, 06/01/2036 ^	90	107
Canadian National Railway Co.
5.85%, 11/15/2017	180	206
CSX Corp.
6.25%, 04/01/2015 ^	125	143
6.25%, 03/15/2018	160	185
7.38%, 02/01/2019	350	427
Ryder System, Inc.
3.60%, 03/01/2016	132	135
Union Pacific Corp.
5.70%, 08/15/2018	200	227
5.78%, 07/15/2040 ^	300	315
7.00%, 02/01/2016	150	178
Software - 0.1%
Intuit, Inc.
5.75%, 03/15/2017	70	78
Microsoft Corp.
1.63%, 09/25/2015	390	384
4.50%, 10/01/2040 ^	70	64
Oracle Corp.
5.00%, 07/08/2019	100	108
5.38%, 07/15/2040 - 144A	123	123
6.50%, 04/15/2038	200	231
Specialty Retail - 0.0% ∞
Lowe’s Cos., Inc.
7.11%, 05/15/2037	120	147
Staples, Inc.
9.75%, 01/15/2014	80	96

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Core Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Principal	Value

Transportation Infrastructure - 0.0% ∞
United Parcel Service of America, Inc.
8.38%, 04/01/2020	$60	$80
8.38%, 04/01/2030 *	200	266
Water Utilities - 0.0% ∞
American Water Capital Corp.
6.09%, 10/15/2017	400	455
Wireless Telecommunication Services - 0.0% ∞
Vodafone Group PLC
5.45%, 06/10/2019 ^	75	83

Total Corporate Debt Securities (cost $143,735)		148,134

	Shares	Value

SECURITIES LENDING COLLATERAL - 6.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	71,973,405	71,973
Total Securities Lending Collateral (cost $71,973)

	Principal	Value

REPURCHASE AGREEMENT - 6.5%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $73,434 on 05/02/2011. Collateralized by U.S. Government Agency Obligations, 3.50%, due 12/01/2025 - 03/01/2034, with a total value of $74,905.	$73,434	$73,434

Total Repurchase Agreement (cost $73,434)

Total Investment Securities (cost $1,178,292) #		1,201,735
Other Assets and Liabilities - Net		(64,769)

Net Assets		$1,136,966

NOTES TO SCHEDULE OF INVESTMENTS:

∧	All or a portion of this security is on loan. The value of all securities on loan is $70,527.

*	Floating or variable rate note. Rate is listed as of 04/30/2011.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a market value of $319, or 0.03%, of the fund’s net assets.

§	Illiquid. At 04/30/2011, the market value of illiquid investment securities aggregated to $1,210, or 0.11%, of the fund’s net assets.

∞	Percentage rounds to less than 0.1%.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $1,178,292. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost were $27,165 and $3,722, respectively. Net unrealized appreciation for tax purposes is $23,443.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2011, these securities aggregated $77,458, or 6.81%, of the fund’s net assets.

IO	Interest Only

PO	Principal Only

REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)

STRIPS	Separate Trading of Registered Interest and Principal of Securities
VALUATION SUMMARY: Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Asset-Backed Securities	$—	$30,625	$—	$30,625
Corporate Debt Securities	—	148,134	—	148,134
Foreign Government Obligations	—	1,708	—	1,708
Mortgage-Backed Securities	—	128,072	—	128,072
Municipal Government Obligations	—	1,528	—	1,528
Repurchase Agreement	—	73,434	—	73,434
Securities Lending Collateral	71,973	—	—	71,973
U.S. Government Agency Obligations	—	504,030	—	504,030
U.S. Government Obligations	—	242,231	—	242,231

Total	$71,973	$1,129,762	$—	$1,201,735

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan International Bond
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)

		Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS - 69.1%
Australia - 0.9%
New South Wales Treasury Corp.
5.50%, 03/01/2017	AUD	3,100	$3,380
Belgium - 3.0%
Belgium Government Bond
4.00%, 03/28/2018	EUR	7,410	11,049
Brazil - 0.9%
Brazil Notas Do Tesouro Nacional
10.00%, 01/01/2013	BRL	5,480	3,347
Canada - 1.8%
Canadian Government Bond
2.50%, 06/01/2015	CAD	3,800	4,037
5.00%, 06/01/2037	CAD	890	1,138
5.75%, 06/01/2033	CAD	983	1,354
Denmark - 1.7%
Denmark Government Bond
4.00%, 11/15/2019	DKK	10,150	2,127
5.00%, 11/15/2013	DKK	19,000	4,047
France - 4.4%
Caisse D’amortissement de La Dette Sociale
3.75%, 10/25/2020	EUR	1,520	2,251
France Government Bond
5.75%, 10/25/2032	EUR	6,950	12,810
France Government Bond O.A.T.
2.50%, 10/25/2020	EUR	800	1,085
Germany - 4.4%
Bundesrepublik Deutschland
3.25%, 01/04/2020	EUR	6,000	8,974
3.50%, 07/04/2019	EUR	4,100	6,260
4.75%, 07/04/2034	EUR	670	1,137
Indonesia - 0.8%
Indonesia Treasury Bond
9.00%, 09/15/2013	IDR	24,000,000	2,958
Italy - 10.7%
Italy Buoni Poliennali del Tesoro
4.00%, 09/01/2020 - 02/01/2037	EUR	7,750	10,466
4.25%, 08/01/2014	EUR	8,000	12,133
5.00%, 08/01/2034	EUR	4,660	6,527
5.25%, 08/01/2017	EUR	6,600	10,350
Japan - 23.2%
Japan Government Bond
1.30%, 03/20/2015	JPY	3,560,000	45,426
1.90%, 06/20/2025	JPY	50,000	636
2.10%, 12/20/2026 - 09/20/2028	JPY	2,365,000	30,234
2.20%, 09/20/2039	JPY	720,000	8,997
Korea, Republic of - 1.9%
Korea Treasury Bond
4.00%, 06/10/2012	KRW	4,600,000	4,311
Republic of Korea
5.75%, 09/10/2013	KRW	2,900,000	2,827
Mexico - 1.6%
Mexican Bonos - Series MI10
8.00%, 12/19/2013	MXN	66,200	6,057
Netherlands - 1.1%
Netherlands Government Bond
3.75%, 01/15/2042	EUR	2,870	4,212
Norway - 1.2%
Kommunalbanken AS
4.88%, 12/10/2012	GBP	2,500	4,392
Philippines - 1.3%
Republic of The Philippines
8.75%, 03/03/2013	PHP	185,000	4,754
South Africa - 2.8%
Republic of South Africa
13.50%, 09/15/2015	ZAR	57,000	10,532
Spain - 2.7%
Spain Government Bond
4.25%, 01/31/2014	EUR	1,300	1,952
4.60%, 07/30/2019	EUR	3,240	4,662
4.90%, 07/30/2040	EUR	2,580	3,263
Sweden - 1.3%
Sweden Government Bond
4.50%, 08/12/2015	SEK	28,000	4,923
United Kingdom - 3.4%
United Kingdom Gilt
4.25%, 06/07/2032	GBP	2,650	4,480
4.50%, 12/07/2042	GBP	4,620	8,170

Total Foreign Government Obligations (cost $230,934)			255,258

MORTGAGE-BACKED SECURITY - 1.2%
Spain - 1.2%
Union de Creditos Inmobiliarios
Series 15, Class A
1.31%, 12/18/2048 § *	EUR	3,749	4,449
Total Mortgage-Backed Security (cost $5,079)

ASSET-BACKED SECURITY - 0.0% ∞
Spain - 0.0% ∞
Fondo de Titulizacion de Activos Santander Auto
Series 1, Class A
1.15%, 11/25/2021 § *	EUR	38	55
Total Asset-Backed Security (cost $48)

CORPORATE DEBT SECURITIES - 25.8%
Australia - 0.6%
Suncorp-Metway, Ltd.
4.00%, 01/16/2014	GBP	1,290	2,261
Denmark - 0.9%
Spar Nord Bank A/S
2.50%, 07/10/2012	EUR	2,280	3,389
Finland - 1.1%
Nordea Bank Finland PLC
2.25%, 11/16/2015	EUR	2,800	3,975
France - 3.0%
Cie de Financement Foncier
4.75%, 06/25/2015	EUR	2,400	3,737
Credit Agricole Home Loan SFH
3.50%, 07/21/2014	EUR	2,500	3,749
GCE Covered Bonds
2.75%, 01/14/2015	EUR	2,600	3,764
Germany - 6.2%
Bayerische Landesbank
1.40%, 04/22/2013	JPY	1,008,000	12,619
IKB Deutsche Industriebank AG
2.63%, 03/13/2012	EUR	1,669	2,492
Kreditanstalt fuer Wiederaufbau
2.60%, 06/20/2037	JPY	170,000	2,281
5.50%, 12/07/2015	GBP	2,150	4,026
Landwirtschaftliche Rentenbank
1.38%, 04/25/2013	JPY	101,000	1,273

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan International Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

		Principal	Value

Netherlands - 5.4%
ABN Amro Bank NV
3.75%, 07/15/2014	EUR	2,500	$3,780
Fortis Bank Nederland NV
3.38%, 05/19/2014	EUR	3,200	4,844
ING Bank NV
3.00%, 09/30/2014	EUR	2,650	3,907
LeasePlan Corp. NV
3.25%, 05/22/2014	EUR	4,950	7,451
Norway - 0.5%
Sparebanken Vest Boligkreditt AS
2.50%, 06/09/2015	EUR	1,400	2,014
Supranational - 4.5%
European Investment Bank
1.40%, 06/20/2017	JPY	946,000	12,085
4.25%, 10/15/2014 ^	EUR	2,900	4,521
Sweden - 1.0%
Swedbank Hypotek AB
2.50%, 06/15/2015	EUR	2,500	3,589
United Kingdom - 2.6%
Abbey National Treasury Services PLC
3.38%, 06/08/2015	EUR	1,300	1,878
Bank of Scotland PLC
3.25%, 01/25/2013	EUR	3,200	4,773
3.88%, 01/15/2014	EUR	800	1,195
Nationwide Building Society
2.88%, 09/14/2015	EUR	1,300	1,855

Total Corporate Debt Securities (cost $81,064)			95,458

SHORT-TERM FOREIGN GOVERNMENT OBLIGATION - 0.4%
France Treasury Bill
1.04%, 07/28/2011 ▲ γ	EUR	898	1,328
Total Short-Term Foreign Government Obligation (cost $1,229)

	Shares	Value

SECURITIES LENDING COLLATERAL - 0.3%
State Street Navigator Securities Lending Trust — Prime Portfolio, 0.24% ▲	977,580	978
Total Securities Lending Collateral (cost $978)

	Principal	Value

REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $4,938 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 12/01/2025, with a value of $5,041.	$4,938	4,938
Total Repurchase Agreement (cost $4,938)

Total Investment Securities (cost $324,270) #		362,464
Other Assets and Liabilities — Net		7,195

Net Assets		$369,659

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value

Foreign Government Obligation	70.4%	$255,258
Commercial Banks	22.5	81,877
Diversified Financial Services	3.2	11,320
Mortgage-Backed Security	1.3	4,449
Insurance	0.6	2,261
Asset-Backed Security	0.0 ∞	55

Investment Securities, at Value	98.0	355,220
Short-Term Investments	2.0	7,244

Total Investments	100.0%	$362,464

FUTURES CONTRACTS:
				Net Unrealized
				Appreciation
Description	Type	Contracts ┌	Expiration Date	(Depreciation)

10-Year Government of Canada Bond	Long	16	06/21/2011	$52
10-Year Japan Government Bond	Long	26	06/09/2011	400
3-Year Australian Treasury Bond	Long	4	06/15/2011	1
German Euro BOBL	Short	(291)	06/08/2011	(219)
German Euro Bund	Long	86	06/08/2011	54
German Euro Schatz	Short	(247)	06/08/2011	31
United Kingdom Long Gilt Bond	Long	54	06/28/2011	338

				$657

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan International Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:
				Unrealized
			Settlement	Appreciation
Bought/Sold	Currency	Amount	Date	(Depreciation)

Buy	Australian Dollar	170	06/09/2011	$8
Sell	Euro	(124)	06/09/2011	(6)
Buy	Canadian Dollar	594	06/09/2011	16
Sell	Japanese Yen	(50,719)	06/09/2011	(14)
Buy	Canadian Dollar	1,276	06/09/2011	28
Sell	Euro	(932)	06/09/2011	(60)
Buy	Canadian Dollar	409	06/09/2011	3
Sell	Swedish Krona	(2,690)	06/09/2011	(16)
Buy	Czech Republic Koruna	30,700	06/09/2011	106
Sell	Euro	(1,256)	06/09/2011	(84)
Buy	Euro	298	06/09/2011	13
Sell	Swedish Krona	(2,707)	06/09/2011	(19)
Buy	Euro	441	06/09/2011	15
Sell	Japanese Yen	(53,590)	06/09/2011	(24)
Buy	Euro	427	06/09/2011	7
Sell	Pound Sterling	(381)	06/09/2011	(10)
Buy	Euro	843	06/09/2011	25
Sell	Canadian Dollar	(1,175)	06/09/2011	(19)
Buy	Euro	1,815	06/09/2011	92
Sell	Japanese Yen	(222,588)	06/09/2011	(150)
Buy	Euro	1,864	06/09/2011	104
Sell	Pound Sterling	(1,627)	06/09/2011	(62)
Buy	Euro	673	06/09/2011	23
Sell	Japanese Yen	(80,826)	06/09/2011	(24)
Buy	Euro	406	06/09/2011	12
Sell	Pound Sterling	(362)	06/09/2011	(16)
Buy	Euro	302	06/09/2011	18
Sell	Australian Dollar	(418)	06/09/2011	(27)
Buy	Euro	456	06/09/2011	27
Sell	Japanese Yen	(53,518)	06/09/2011	(12)
Buy	Euro	359	06/09/2011	25
Sell	Swedish Krona	(3,210)	06/09/2011	(25)
Buy	Euro	595	06/09/2011	36
Sell	Japanese Yen	(70,466)	06/09/2011	(24)
Buy	Euro	437	06/09/2011	13
Sell	Japanese Yen	(53,087)	06/09/2011	(22)
Buy	Euro	1,258	06/09/2011	47
Sell	Japanese Yen	(148,536)	06/09/2011	(18)
Buy	Japanese Yen	67,804	06/09/2011	16
Sell	Euro	(561)	06/09/2011	(10)
Buy	Japanese Yen	81,066	06/09/2011	23
Sell	Euro	(692)	06/09/2011	(47)
Buy	Japanese Yen	36,252	06/09/2011	18
Sell	Norwegian Krone	(2,333)	06/09/2011	(15)
Buy	Japanese Yen	54,403	06/09/2011	11
Sell	Norwegian Krone	(3,539)	06/09/2011	(13)
Buy	Japanese Yen	56,899	06/09/2011	23
Sell	Pound Sterling	(419)	06/09/2011	(21)
Buy	Japanese Yen	61,283	06/09/2011	19
Sell	Euro	(518)	06/09/2011	(30)
Buy	Japanese Yen	46,700	06/09/2011	10
Sell	Canadian Dollar	(537)	06/09/2011	(1)
Buy	Japanese Yen	66,448	06/09/2011	14
Sell	Euro	(555)	06/09/2011	(16)
Buy	Japanese Yen	217,478	06/09/2011	136
Sell	Euro	(1,790)	06/09/2011	(102)
Buy	Japanese Yen	41,671	06/09/2011	17
Sell	Euro	(347)	06/09/2011	(16)
Buy	Japanese Yen	45,255	06/09/2011	26
Sell	Euro	(370)	06/09/2011	(16)
Buy	Mexican Peso	21,552	06/09/2011	56
Sell	Euro	(1,279)	06/09/2011	(82)
Buy	New Zealand Dollar	678	06/09/2011	7
Sell	Euro	(374)	06/09/2011	(13)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan International Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

FORWARD FOREIGN CROSS CURRENCY CONTRACTS (continued):
				Unrealized
			Settlement	Appreciation
Bought/Sold	Currency	Amount	Date	(Depreciation)

Buy	New Zealand Dollar	703	06/09/2011	$2
Sell	Canadian Dollar	(539)	06/09/2011	(4)
Buy	New Zealand Dollar	907	06/09/2011	14
Sell	Canadian Dollar	(690)	06/09/2011	(10)
Buy	Norwegian Krone	8,461	06/09/2011	66
Sell	Japanese Yen	(129,711)	06/09/2011	(56)
Buy	Norwegian Krone	5,110	06/09/2011	40
Sell	Euro	(655)	06/09/2011	(37)
Buy	Norwegian Krone	5,114	06/09/2011	42
Sell	Euro	(655)	06/09/2011	(39)
Buy	Norwegian Krone	8,460	06/09/2011	70
Sell	Japanese Yen	(129,155)	06/09/2011	(54)
Buy	Pound Sterling	872	06/09/2011	33
Sell	Euro	(984)	06/09/2011	(33)
Buy	Pound Sterling	331	06/09/2011	6
Sell	Euro	(373)	06/09/2011	(4)
Buy	Swedish Krona	11,216	06/09/2011	75
Sell	Euro	(1,246)	06/09/2011	(66)
Buy	Swedish Krona	11,161	06/09/2011	50
Sell	Euro	(1,246)	06/09/2011	(49)
Buy	Swedish Krona	14,004	06/09/2011	99
Sell	Norwegian Krone	(12,215)	06/09/2011	(109)
Buy	Swedish Krona	6,826	06/09/2011	46
Sell	Euro	(756)	06/09/2011	(37)
Buy	Swedish Krona	5,162	06/09/2011	34
Sell	Canadian Dollar	(792)	06/09/2011	(18)
Buy	Swedish Krona	5,217	06/09/2011	35
Sell	Canadian Dollar	(793)	06/09/2011	(10)

				$66

FORWARD FOREIGN CURRENCY CONTRACTS:
			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Australian Dollar	(2,748)	06/09/2011	$(2,833)	$(163)
Canadian Dollar	9,566	06/09/2011	9,956	145
Canadian Dollar	(692)	06/09/2011	(719)	(12)
Czech Republic Koruna	31,738	06/09/2011	1,855	88
Danish Krone	(13,722)	06/09/2011	(2,626)	(97)
Euro	2,200	06/09/2011	3,117	138
Euro	(1,252)	06/09/2011	(1,832)	(21)
Euro	(502)	06/09/2011	(733)	(10)
Euro	2,500	06/09/2011	3,597	102
Euro	(35,469)	06/09/2011	(50,637)	(1,838)
Euro	(324)	06/09/2011	(466)	(13)
Euro	(800)	06/09/2011	(1,135)	(49)
Euro	3,200	06/09/2011	4,744	(9)
Euro	(983)	06/09/2011	(1,391)	(63)
Euro	(496)	06/09/2011	(724)	(9)
Euro	700	06/09/2011	995	41
Euro	(765)	06/09/2011	(1,105)	(27)
Euro	900	06/09/2011	1,300	32
Japanese Yen	3,746,995	06/09/2011	43,954	2,247
Japanese Yen	(56,349)	06/09/2011	(683)	(11)
Japanese Yen	(100,149)	06/09/2011	(1,225)	(10)
Japanese Yen	77,765	06/09/2011	939	20
Japanese Yen	(44,897)	06/09/2011	(540)	(13)
Mexican Peso	10,775	06/09/2011	914	18
Mexican Peso	(58,203)	06/09/2011	(4,905)	(134)
Norwegian Krone	(1,960)	06/09/2011	(357)	(16)
Norwegian Krone	45,354	06/09/2011	8,292	333
Pound Sterling	4,609	06/09/2011	7,491	204
Pound Sterling	(375)	06/09/2011	(605)	(22)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan International Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

South African Rand	(73,221)	06/09/2011	$(10,822)	$(268)
South African Rand	6,113	06/09/2011	891	35
Swedish Krona	(19,908)	06/09/2011	(3,145)	(143)

				$475

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 04/30/2011.

∞	Percentage rounds to less than 0.1%.

§	Illiquid. At 04/30/2011, the market value of illiquid investment securities aggregated to $4,504, or 1.22%, of the fund’s net assets.

^	All or a portion of this security is on loan. The value of all securities on loan is $959.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $324,270. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $40,864 and $2,670, respectively. Net unrealized appreciation for tax purposes is $38,194.

┌	Contract amounts are not in thousands.

γ	This security in the amount of $1,328 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
DEFINITIONS:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippines Peso
SEK	Swedish Krona
ZAR	South African Rand
VALUATION SUMMARY: '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Asset-Backed Security	$—	$55	$—	$55
Corporate Debt Securities	—	95,458	—	95,458
Foreign Government Obligations	—	255,258	—	255,258
Mortgage-Backed Security	—	4,449	—	4,449
Repurchase Agreement	—	4,938	—	4,938
Securities Lending Collateral	978	—	—	978
Short-Term Foreign Government Obligation	—	1,328	—	1,328

Total	$978	$361,486	$—	$362,464

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Total at
Other Financial Instruments	Prices	Inputs	Inputs	04/30/2011

Futures Contracts - Appreciation	$876	$—	$—	$876
Futures Contracts - Depreciation	(219)		—	(219)
Forward Foreign Currency Contracts - Appreciation	—	5,009	—	5,009
Forward Foreign Currency Contracts - Depreciation	—	(4,468)	—	(4,468)

Total	$657	$541	$—	$1,198

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

Ғ	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Long/Short Strategy
(formerly, Transamerica BNY Mellon Market Neutral Strategy)
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 101.3%
Aerospace & Defense - 3.0%
Honeywell International, Inc. µ	13,050	$799
Huntington Ingalls Industries, Inc. ‡	12,828	513
Northrop Grumman Corp. µ	7,020	447
United Technologies Corp. µ	20,110	1,801
Auto Components - 1.0%
Johnson Controls, Inc. µ	29,870	1,225
Automobiles - 0.9%
General Motors Co. ‡ µ	33,360	1,071
Beverages - 3.6%
Coca-Cola Co. µ	32,800	2,212
Dr. Pepper Snapple Group, Inc. µ	22,850	896
PepsiCo, Inc. µ	15,500	1,068
Biotechnology - 2.2%
Biogen Idec, Inc. ‡ µ	7,720	752
Celgene Corp. ‡ µ	19,260	1,133
Dendreon Corp. ‡ µ	17,760	771
Capital Markets - 1.5%
Goldman Sachs Group, Inc. µ	5,980	903
Morgan Stanley µ	13,250	346
State Street Corp. µ	10,800	503
Chemicals - 6.0%
Air Products & Chemicals, Inc. µ	14,320	1,368
Dow Chemical Co. µ	37,690	1,545
E.I. du Pont de Nemours & Co. µ	47,400	2,691
Georgia Gulf Corp. ‡ µ	24,300	957
Westlake Chemical Corp. µ	6,560	431
Commercial Banks - 2.5%
Fifth Third Bancorp µ	31,370	416
Huntington Bancshares, Inc.	54,390	369
Popular, Inc. ‡ µ	90,590	285
Regions Financial Corp. µ	34,960	257
SVB Financial Group ‡ µ	4,800	290
TCF Financial Corp. µ	19,080	297
Wells Fargo & Co. µ	26,530	773
Zions Bancorporation µ	10,750	263
Communications Equipment - 2.0%
Cisco Systems, Inc. µ	34,020	597
Juniper Networks, Inc. ‡ µ	28,040	1,076
Motorola Mobility Holdings, Inc. ‡ µ	24,880	648
Computers & Peripherals - 1.7%
Apple, Inc. ‡ µ	2,830	985
SanDisk Corp. ‡ µ	20,970	1,031
Construction & Engineering - 0.8%
Fluor Corp. µ	13,420	939
Diversified Financial Services - 0.7%
Bank of America Corp. µ	44,760	549
Citigroup, Inc. ‡	61,390	282
Diversified Telecommunication Services - 1.3%
Verizon Communications, Inc. µ	39,170	1,480
Electric Utilities - 4.3%
FirstEnergy Corp.	17,580	702
Nextera Energy, Inc. µ	32,880	1,861
Northeast Utilities µ	26,700	951
NV Energy, Inc. µ	94,430	1,434
PPL Corp.	6,100	167
Electronic Equipment & Instruments - 0.9%
Corning, Inc. µ	28,260	591
TE Connectivity, Ltd.	13,380	480
Energy Equipment & Services - 1.1%
Baker Hughes, Inc. µ	5,720	443
Cameron International Corp. ‡ µ	6,830	360
Schlumberger, Ltd.	5,730	514
Food & Staples Retailing - 0.6%
Kroger Co. µ	27,860	677
Food Products - 4.8%
Archer-Daniels-Midland Co. µ	18,020	667
Campbell Soup Co. µ	21,930	737
ConAgra Foods, Inc. µ	33,580	821
General Mills, Inc. µ	80,370	3,101
Kellogg Co. µ	5,950	341
Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	10,780	613
Becton, Dickinson and Co.	5,710	491
Covidien PLC	13,370	745
Hotels, Restaurants & Leisure - 0.5%
Carnival Corp. µ	15,010	571
Household Durables - 0.6%
Lennar Corp. — Class A µ	11,900	226
NVR, Inc. ‡ µ	710	525
Household Products - 3.5%
Colgate-Palmolive Co. µ	32,670	2,755
Kimberly-Clark Corp.	8,850	585
Procter & Gamble Co. µ	12,620	819
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc.	21,230	773
Industrial Conglomerates - 2.0%
3M Co. µ	9,010	876
Tyco International, Ltd. µ	31,400	1,530
Insurance - 7.4%
ACE, Ltd. µ	36,890	2,482
Aflac, Inc. µ	12,740	716
Allstate Corp. µ	9,290	314
Everest RE Group, Ltd. µ	7,840	714
MetLife, Inc. µ	34,670	1,622
PartnerRe, Ltd. µ	4,640	373
Prudential Financial, Inc. µ	28,390	1,800
RenaissanceRe Holdings, Ltd. µ	4,320	304
XL Group PLC — Class A µ	16,890	412
Internet & Catalog Retail - 1.4%
Amazon.com, Inc. ‡ µ	8,670	1,704
IT Services - 1.5%
Cognizant Technology Solutions Corp. - Class A ‡ µ	10,250	850
Genpact, Ltd. ‡ µ	27,230	438
VeriFone Holdings, Inc. ‡ µ	7,810	428
Machinery - 2.7%
Deere & Co.	3,610	352
PACCAR, Inc. µ	47,620	2,529
Parker Hannifin Corp. µ	3,160	298
Media - 6.7%
CBS Corp. — Class B µ	62,350	1,572
Discovery Communications, Inc. — Series A ‡ µ	14,020	621
Gannett Co., Inc. µ	32,500	489
Time Warner, Inc. µ	88,790	3,361

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Long/Short Strategy
(formerly, Transamerica BNY Mellon Market Neutral Strategy)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

Media (continued)
Walt Disney Co. µ	39,390	$1,698
Metals & Mining - 1.5%
Alcoa, Inc. µ	75,860	1,290
Freeport-McMoRan Copper & Gold, Inc. µ	9,180	505
Multi-Utilities - 1.8%
PG&E Corp. µ	12,460	574
Public Service Enterprise Group, Inc. µ	16,850	542
Sempra Energy µ	18,500	1,020
Oil, Gas & Consumable Fuels - 2.2%
Devon Energy Corp. µ	6,250	569
EOG Resources, Inc. µ	7,020	793
Occidental Petroleum Corp. µ	6,330	723
Southwestern Energy Co. ‡	10,640	467
Pharmaceuticals - 1.8%
Abbott Laboratories µ	18,030	938
Merck & Co., Inc. µ	22,720	817
Mylan, Inc. ‡	14,550	363
Real Estate Investment Trusts - 10.1%
Alexandria Real Estate Equities, Inc.	13,650	1,121
Apartment Investment & Management Co. - Class A	34,900	941
AvalonBay Communities, Inc.	5,900	747
Boston Properties, Inc. µ	16,070	1,681
Camden Property Trust µ	12,810	804
DCT Industrial Trust, Inc. µ	113,200	658
Developers Diversified Realty Corp. µ	56,530	833
Digital Realty Trust, Inc. µ	11,860	716
Dupont Fabros Technology, Inc. µ	27,330	668
Education Realty Trust, Inc. µ	46,450	395
General Growth Properties, Inc.	30,520	510
HCP, Inc. µ	31,510	1,249
Regency Centers Corp. µ	22,180	1,044
Senior Housing Properties Trust µ	24,640	584
Road & Rail - 3.9%
CSX Corp. µ	25,450	2,003
Norfolk Southern Corp. µ	15,370	1,148
Union Pacific Corp. µ	12,970	1,342
Semiconductors & Semiconductor Equipment - 7.6%
Analog Devices, Inc. µ	33,670	1,357
Applied Materials, Inc. µ	36,740	576
Broadcom Corp. — Class A µ	29,380	1,034
Intersil Corp. — Class A µ	37,040	547
LAM Research Corp. ‡ µ	17,100	826
LSI Corp. ‡ µ	31,730	233
Marvell Technology Group, Ltd. ‡ µ	77,910	1,202
Novellus Systems, Inc. ‡ µ	18,720	601
NVIDIA Corp. ‡ µ	33,870	677
Xilinx, Inc. µ	54,830	1,912
Software - 0.9%
Adobe Systems, Inc. ‡ µ	15,170	509
Citrix Systems, Inc. ‡ µ	6,360	536
Specialty Retail - 0.6%
AutoZone, Inc. ‡ µ	2,370	669
Textiles, Apparel & Luxury Goods - 0.2%
Coach, Inc. µ	4,750	284
Thrifts & Mortgage Finance - 0.2%
People’s United Financial, Inc.	18,190	249
Water Utilities - 0.7%
American Water Works Co., Inc. µ	27,380	804
Wireless Telecommunication Services - 2.3%
American Tower Corp. — Class A ‡	16,440	860
Sprint Nextel Corp. ‡ µ	360,840	1,869

Total Common Stocks (cost $111,914)		119,192

	Principal	Value

REPURCHASE AGREEMENT - 0.1%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $67 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 04/01/2025, with a value of $71.	$67	67
Total Repurchase Agreement (cost $67)

Total Investment Securities (cost $111,981) #		119,259
Other Assets and Liabilities - Net		(1,633)

Net Assets		$117,626

	Shares	Value

SECURITIES SOLD SHORT (80.9%)
COMMON STOCKS (80.9%)
Aerospace & Defense (3.7%)
Boeing Co.	(16,840)	(1,343)
Lockheed Martin Corp.	(31,430)	(2,492)
Raytheon Co.	(11,460)	(556)
Air Freight & Logistics (1.4%)
FedEx Corp.	(9,310)	(891)
United Parcel Service, Inc. - Class B	(10,730)	(804)
Automobiles (0.6%)
Ford Motor Co. ‡	(46,120)	(713)
Biotechnology (0.3%)
Isis Pharmaceuticals, Inc. ‡	(18,920)	(178)
Regeneron Pharmaceuticals, Inc. ‡	(1,280)	(65)
Vertex Pharmaceuticals,Inc. ‡	(2,880)	(158)
Capital Markets (1.0%)
Ameriprise Financial, Inc.	(5,390)	(335)
Federated Investors, Inc. - Class B	(15,520)	(400)
Franklin Resources, Inc.	(3,290)	(424)
Chemicals (3.1%)
Nalco Holding Co.	(11,650)	(340)
OM Group, Inc. ‡	(12,950)	(469)
Praxair, Inc.	(17,060)	(1,816)
Valspar Corp.	(24,460)	(962)
Commercial Banks (3.0%)
Bank of Hawaii Corp.	(8,830)	(431)
Commerce Bancshares, Inc.	(8,540)	(363)
Cullen/Frost Bankers, Inc.	(9,860)	(584)
KeyCorp	(58,180)	(504)
Prosperity Bancshares, Inc.	(10,580)	(485)
UMB Financial Corp.	(13,620)	(574)
Valley National Bancorp	(36,980)	(530)
Communications Equipment (1.0%)
JDS Uniphase Corp. ‡	(11,800)	(246)
Motorola Solutions, Inc. ‡	(10,920)	(501)
Nokia OYJ ADR	(52,770)	(487)
Computers & Peripherals (0.6%)
Hewlett-Packard Co.	(16,710)	(675)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.	(47,340)	(1,473)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Long/Short Strategy
(formerly, Transamerica BNY Mellon Market Neutral Strategy)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

Electric Utilities (5.9%)
American Electric Power Co., Inc.	(29,230)	$(1,066)
Consolidated Edison, Inc.	(30,090)	(1,569)
Edison International	(34,380)	(1,350)
Entergy Corp.	(19,410)	(1,353)
Wisconsin Energy Corp.	(50,100)	(1,564)
Electrical Equipment (0.7%)
Rockwell Automation, Inc.	(9,550)	(832)
Energy Equipment & Services (1.7%)
Diamond Offshore Drilling, Inc.	(3,390)	(257)
Tenaris SA ADR	(35,720)	(1,815)
Food & Staples Retailing (0.3%)
Whole Foods Market, Inc.	(4,950)	(311)
Food Products (2.1%)
Hershey Co.	(36,340)	(2,097)
Mead Johnson Nutrition Co. - Class A	(5,190)	(347)
Health Care Equipment & Supplies (1.1%)
Edwards Lifesciences Corp. ‡	(4,150)	(358)
Stryker Corp.	(7,810)	(461)
Zimmer Holdings, Inc. ‡	(7,800)	(509)
Hotels, Restaurants & Leisure (0.5%)
Starwood Hotels & Resorts Worldwide, Inc.	(8,910)	(531)
Household Durables (0.4%)
MDC Holdings, Inc.	(7,240)	(211)
Ryland Group, Inc.	(11,620)	(201)
Household Products (1.7%)
Church & Dwight Co., Inc.	(10,280)	(848)
Clorox Co.	(16,320)	(1,137)
Independent Power Producers & Energy Traders (0.6%)
NRG Energy, Inc. ‡	(31,280)	(757)
Insurance (6.9%)
American International Group, Inc. ‡	(6,510)	(203)
AON Corp.	(25,690)	(1,340)
Chubb Corp.	(11,600)	(756)
Hartford Financial Services Group, Inc.	(15,530)	(450)
Lincoln National Corp.	(17,370)	(542)
Principal Financial Group, Inc.	(22,030)	(744)
Progressive Corp.	(47,200)	(1,036)
Travelers Cos., Inc.	(19,990)	(1,265)
WR Berkley Corp.	(54,690)	(1,783)
Internet Software & Services (0.7%)
AOL, Inc. ‡	(4,360)	(89)
eBay, Inc. ‡	(12,000)	(412)
Google, Inc. — Class A ‡	(560)	(305)
IT Services (0.9%)
Automatic Data Processing, Inc.	(5,090)	(277)
Paychex, Inc.	(12,740)	(416)
SAIC, Inc. ‡	(20,850)	(363)
Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc. ‡	(10,350)	(517)
Machinery (4.3%)
Caterpillar, Inc.	(5,660)	(653)
Dover Corp.	(25,680)	(1,747)
Eaton Corp.	(29,440)	(1,576)
Ingersoll-Rand PLC	(20,350)	(1,028)
Media (4.2%)
New York Times Co. — Class A ‡	(59,830)	(486)
News Corp. — Class B	(71,210)	(1,346)
Omnicom Group, Inc.	(16,400)	(807)
Scripps Networks Interactive, Inc. - Class A	(22,110)	(1,137)
Time Warner Cable, Inc.	(6,460)	(505)
Washington Post Co. — Class B	(1,870)	(815)
Metals & Mining (2.0%)
AK Steel Holding Corp.	(36,930)	(599)
Cliffs Natural Resources, Inc.	(4,050)	(380)
Nucor Corp.	(10,450)	(491)
U.S. Steel Corp.	(11,040)	(527)
Vale SA ADR	(11,290)	(377)
Multi-Utilities (1.1%)
Dominion Resources, Inc.	(28,660)	(1,330)
Oil, Gas & Consumable Fuels (0.8%)
Denbury Resources, Inc. ‡	(30,220)	(682)
Sunoco, Inc.	(5,680)	(242)
Personal Products (1.0%)
Estee Lauder Cos., Inc. - Class A	(12,650)	(1,227)
Pharmaceuticals (2.2%)
Eli Lilly & Co.	(31,230)	(1,157)
Forest Laboratories, Inc. ‡	(7,460)	(247)
Johnson & Johnson	(15,680)	(1,030)
Real Estate Investment Trusts (11.0%)
BioMed Realty Trust, Inc.	(37,210)	(738)
Douglas Emmett, Inc.	(38,840)	(808)
Duke Realty Corp.	(58,530)	(893)
Equity One, Inc.	(27,470)	(544)
Essex Property Trust, Inc.	(4,630)	(627)
Extra Space Storage, Inc.	(53,350)	(1,155)
Federal Realty Investment Trust	(13,380)	(1,172)
Highwoods Properties, Inc.	(26,800)	(989)
Kimco Realty Corp.	(41,620)	(813)
National Retail Properties, Inc.	(22,890)	(603)
Post Properties, Inc.	(18,580)	(754)
Realty Income Corp.	(30,880)	(1,098)
SL Green Realty Corp.	(14,310)	(1,182)
Taubman Centers, Inc.	(16,380)	(952)
U-Store-It Trust	(46,230)	(525)
Road & Rail (1.4%)
Heartland Express, Inc.	(29,240)	(504)
Knight Transportation, Inc.	(21,040)	(379)
Werner Enterprises, Inc.	(28,230)	(739)
Semiconductors & Semiconductor Equipment (7.3%)
Cypress Semiconductor Corp. ‡	(53,600)	(1,166)
Intel Corp.	(47,110)	(1,092)
Linear Technology Corp.	(61,560)	(2,143)
Microchip Technology, Inc.	(65,990)	(2,709)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	(48,220)	(651)
Texas Instruments, Inc.	(22,270)	(791)
Software (0.8%)
Electronic Arts, Inc. ‡	(33,990)	(686)
THQ, Inc. ‡	(67,850)	(274)
Tobacco (3.3%)
Altria Group, Inc.	(56,730)	(1,523)
Philip Morris International, Inc.	(34,810)	(2,417)
Trading Companies & Distributors (0.4%)
WW Grainger, Inc.	(3,290)	(499)
Water Utilities (0.6%)
Aqua America, Inc.	(29,770)	(671)
Wireless Telecommunication Services (0.7%)
SBA Communications Corp. — Class A ‡	(21,090)	(815)

Total Common Stocks (proceeds $(88,219))		(95,172)

Total Securities Sold Short (proceeds $(88,219))		$(95,172)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Long/Short Strategy
(formerly, Transamerica BNY Mellon Market Neutral Strategy)
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

▲	Rate shown reflects the yield at 04/29/2011.

µ	Securities or a portion thereof with an aggregate market value of $92,501 have been pledged to the broker as collateral for open securities sold short transactions.

#	Aggregate cost for federal income tax purposes is $111,981. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $8,614 and $1,336, respectively. Net unrealized appreciation for tax purposes is $7,278.
DEFINITION:
ADR	American Depositary Receipt
VALUATION SUMMARY: '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$113,543	$5,649	$—	$119,192
Repurchase Agreement		67	—	67

Total	$113,543	$5,716	$—	$119,259

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Securities Sold Short	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$(91,191)	$(3,981)	$—	$(95,172)

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Mid Cap Value
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 96.7%
Aerospace & Defense - 1.4%
Alliant Techsystems, Inc. ^	20,600	$1,455
L-3 Communications Holdings, Inc. ^	14,500	1,163
Beverages - 1.2%
Brown-Forman Corp. — Class B ^	16,825	1,209
Dr. Pepper Snapple Group, Inc.	25,700	1,007
Capital Markets - 2.5%
Ameriprise Financial, Inc.	37,700	2,339
Northern Trust Corp. ^	17,100	855
T. Rowe Price Group, Inc.	24,200	1,555
Chemicals - 3.3%
Airgas, Inc.	20,090	1,395
Albemarle Corp.	27,285	1,925
PPG Industries, Inc.	10,000	947
Sigma-Aldrich Corp. ^	27,600	1,948
Commercial Banks - 5.2%
BancorpSouth, Inc. ^	16,800	228
BB&T Corp. ^	27,700	746
City National Corp. ^	21,400	1,222
Cullen/Frost Bankers, Inc. ^	18,200	1,078
Fifth Third Bancorp	122,200	1,622
Huntington Bancshares, Inc.	78,400	532
M&T Bank Corp. ^	27,200	2,404
SunTrust Banks, Inc. ^	36,600	1,032
Zions Bancorporation ^	41,500	1,015
Commercial Services & Supplies - 2.1%
Republic Services, Inc. - Class A	127,100	4,019
Containers & Packaging - 2.8%
Ball Corp.	75,300	2,809
Rock-Tenn Co. - Class A ^	22,800	1,575
Silgan Holdings, Inc.	19,800	908
Distributors - 1.0%
Genuine Parts Co. ^	36,000	1,933
Diversified Financial Services - 0.8%
Invesco, Ltd.	61,700	1,534
Diversified Telecommunication Services - 1.1%
CenturyLink, Inc.	48,900	1,994
Electric Utilities - 2.8%
Northeast Utilities ^	25,600	911
Westar Energy, Inc.	82,700	2,251
Wisconsin Energy Corp. ^	71,400	2,228
Electrical Equipment - 3.1%
AMETEK, Inc.	28,400	1,308
Cooper Industries PLC - Class A ^	24,100	1,589
Regal Beloit Corp. ^	14,700	1,114
Roper Industries, Inc. ^	21,200	1,834
Electronic Equipment & Instruments - 3.5%
Amphenol Corp. - Class A ^	29,500	1,649
Arrow Electronics, Inc. ‡ ^	38,800	1,769
TE Connectivity, Ltd.	87,500	3,137
Food & Staples Retailing - 1.1%
Safeway, Inc. ^	88,000	2,139
Food Products - 2.2%
JM Smucker Co. ^	30,700	2,305
Ralcorp Holdings, Inc. ‡ ^	26,000	2,023
Gas Utilities - 5.0%
Energen Corp.	61,832	4,020
EQT Corp.	45,500	2,394
Oneok, Inc. ^	42,600	2,979
Health Care Equipment & Supplies - 1.1%
Becton, Dickinson and Co. ^	23,185	1,993
Health Care Providers & Services - 4.9%
AmerisourceBergen Corp. - Class A	38,800	1,577
Coventry Health Care, Inc. ‡	40,550	1,309
HCA Holdings, Inc. ‡	30,700	1,007
Humana, Inc. ‡	23,700	1,804
Lincare Holdings, Inc. ^	95,324	2,994
VCA Antech, Inc. ‡ ^	30,700	755
Hotels, Restaurants & Leisure - 2.8%
Darden Restaurants, Inc. ^	33,480	1,573
Marriott International, Inc. - Class A ^	36,555	1,290
Royal Caribbean Cruises, Ltd. ‡ ^	25,400	1,011
Yum! Brands, Inc.	26,100	1,400
Household Durables - 3.3%
Fortune Brands, Inc.	49,800	3,241
Jarden Corp. ^	27,700	1,008
Snap-On, Inc.	33,900	2,094
Household Products - 0.7%
Energizer Holdings, Inc. ‡	17,200	1,299
Industrial Conglomerates - 0.9%
Carlisle Cos., Inc. ^	35,900	1,778
Insurance - 9.8%
AON Corp. ^	30,400	1,586
Arch Capital Group, Ltd. ‡ ^	10,200	1,061
Cincinnati Financial Corp. ^	35,255	1,117
Loews Corp.	80,800	3,577
Old Republic International Corp. ^	130,150	1,649
OneBeacon Insurance Group, Ltd. - Class A ^	58,965	828
Principal Financial Group, Inc.	36,000	1,215
Torchmark Corp. ^	13,900	930
Transatlantic Holdings, Inc. ^	50,300	2,479
WR Berkley Corp. ^	77,100	2,515
XL Group PLC - Class A	69,100	1,687
Internet & Catalog Retail - 0.7%
Expedia, Inc. ^	54,600	1,367
Media - 4.9%
Cablevision Systems Corp. - Class A	49,600	1,747
CBS Corp. - Class B	86,500	2,183
Clear Channel Outdoor Holdings, Inc. - Class A ‡	64,273	884
DISH Network Corp. - Class A ‡	55,300	1,385
Gannett Co., Inc. ^	106,800	1,608
Omnicom Group, Inc.	19,600	964
Washington Post Co. - Class B ^	1,005	438
Multiline Retail - 0.7%
Kohl’s Corp. ^	25,200	1,328
Multi-Utilities - 4.5%
CMS Energy Corp. ^	150,200	2,973
NSTAR ^	40,300	1,866
Sempra Energy ^	20,800	1,146
Xcel Energy, Inc. ^	102,900	2,504
Oil, Gas & Consumable Fuels - 6.9%
CVR Energy, Inc. ‡	34,900	776
Devon Energy Corp.	34,700	3,158
El Paso Corp.	90,000	1,747
Kinder Morgan Management LLC ‡	15,095	1,029
Newfield Exploration Co. ‡	28,600	2,025
Teekay Corp. ^	43,800	1,489

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica JPMorgan Mid Cap Value
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.	83,700	$2,776
Real Estate Investment Trusts - 2.9%
HCP, Inc.	32,900	1,303
Kimco Realty Corp. ^	24,200	473
Regency Centers Corp. ^	39,300	1,849
Vornado Realty Trust	19,856	1,921
Real Estate Management & Development - 0.7%
Brookfield Office Properties, Inc.	66,750	1,320
Semiconductors & Semiconductor Equipment - 0.6%
Analog Devices, Inc.	29,100	1,173
Software - 2.0%
Jack Henry & Associates, Inc. ^	59,700	2,028
Synopsys, Inc. ‡	64,300	1,761
Specialty Retail - 7.2%
AutoZone, Inc. ‡	5,200	1,468
Bed Bath & Beyond, Inc. ‡	49,600	2,784
Gap, Inc. ^	136,500	3,173
Sherwin-Williams Co.	22,800	1,876
Staples, Inc. ^	41,900	886
Tiffany & Co. ^	21,300	1,479
TJX Cos., Inc.	36,500	1,957
Textiles, Apparel & Luxury Goods - 0.7%
Phillips-Van Heusen Corp.	19,600	1,380
Thrifts & Mortgage Finance - 1.1%
Capitol Federal Financial, Inc.	40,900	463
People’s United Financial, Inc. ^	114,500	1,567
Tobacco - 0.4%
Lorillard, Inc.	6,400	682
Wireless Telecommunication Services - 0.8%
Telephone & Data Systems, Inc.
(Special Shares) - Class L	54,660	1,593

Total Common Stocks (cost $133,126)		183,405

SECURITIES LENDING COLLATERAL - 25.6%
State Street Navigator Securities Lending
Trust - Prime Portfolio, 0.24% ▲	48,471,404	48,471
Total Securities Lending Collateral (cost $48,471)

	Principal	Value

REPURCHASE AGREEMENT - 2.9%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $5,537 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 04/01/2025, with a value of $5,650.	$5,537	5,537
Total Repurchase Agreement (cost $5,537)

Total Investment Securities (cost $187,134) #		237,413
Other Assets and Liabilities - Net		(47,787)

Net Assets		$189,626

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $47,354.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $187,134. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $51,703 and $1,424, respectively. Net unrealized appreciation for tax purposes is $50,279.
VALUATION SUMMARY: '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$174,492	$8,913	$—	$183,405
Repurchase Agreement	—	5,537	—	5,537
Securities Lending Collateral	48,471			48,471

Total	$222,963	$14,450	$—	$237,413

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Loomis Sayles Bond
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)

		Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 1.7%
United States - 1.7%
U.S. Treasury Note
0.75%, 12/15/2013 ^		$5,800	$5,783
2.75%, 10/31/2013		3,865	4,052

Total U.S. Government Obligations (cost $9,791)			9,835

FOREIGN GOVERNMENT OBLIGATIONS - 21.2%
Australia - 1.1%
New South Wales Treasury Corp.
5.50%, 08/01/2013	AUD	1,105	1,219
Queensland Treasury Corp.
7.13%, 09/18/2017 - 144A	NZD	5,865	5,137
Brazil - 2.2%
Republic of Brazil
10.25%, 01/10/2028	BRL	19,500	13,257
Canada - 7.4%
Canada Housing Trust No. 1
3.55%, 09/15/2013 - 144A	CAD	1,825	1,998
Canadian Government Bond
3.00%, 12/01/2015	CAD	17,160	18,535
3.75%, 06/01/2012	CAD	6,690	7,247
5.25%, 06/01/2012	CAD	5,115	5,627
Province of Ontario Canada
4.20%, 03/08/2018 - 06/02/2020	CAD	6,965	7,536
Province of Quebec Canada
6.75%, 11/09/2015	NZD	2,825	2,439
Colombia - 0.5%
Republic of Colombia
9.85%, 06/28/2027	COP	665,000	471
12.00%, 10/22/2015 ^	COP	3,500,000	2,544
Korea, Republic of - 5.1%
Export-Import Bank of Korea
4.00%, 11/26/2015 - 144A	PHP	386,300	8,690
5.10%, 10/29/2013 - 144A	INR	184,600	3,931
Korea Treasury Bond
5.00%, 09/10/2014	KRW	18,384,830	17,654
Malaysia - 0.5%
Republic of Malaysia
3.21%, 05/31/2013	MYR	9,370	3,164
Mexico - 3.2%
United Mexican States
8.00%, 12/07/2023	MXN	207,000	18,800
Philippines - 0.2%
Republic of The Philippines
4.95%, 01/15/2021 ^	PHP	50,000	1,142
Supranational - 1.0%
Inter-American Development Bank
2.50%, 03/11/2013	INR	291,000	6,121

Total Foreign Government Obligations (cost $112,107)			125,512

MORTGAGE-BACKED SECURITIES - 8.1%
United States - 8.1%
Banc of America Commercial Mortgage, Inc.
Series 2007-2, Class A4
5.65%, 04/10/2049 *		$500	542
Banc of America Funding Corp.
Series 2006-I, Class 1A1
2.63%, 12/20/2036 *		163	156
Banc of America Mortgage Securities, Inc.
Series 2005-F, Class 2A2
2.94%, 07/25/2035 *		411	356
Bear Stearns Commercial Mortgage Securities
Series 2007-PW15, Class A4
5.33%, 02/11/2044		1,300	1,389
Series 2007-PW16, Class A4
5.72%, 06/11/2040 *		700	774
Commercial Mortgage Pass-Through Certificates
Series 2007-C9, Class A4
5.81%, 12/10/2049 *		1,050	1,168
Credit Suisse Mortgage Capital Certificates
Series 2007-C3, Class A4
5.91%, 06/15/2039 *		2,410	2,602
Series 2007-C4, Class A4
6.00%, 09/15/2039 *		1,200	1,298
Series 2007-C5, Class A4
5.70%, 09/15/2040 *		4,785	5,086
Series 2008-C1, Class A3
6.42%, 02/15/2041 *		1,540	1,691
Extended Stay America Trust
Series 2010-ESHA, Class D
5.50%, 11/05/2027 - 144A		4,035	4,179
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A4
5.44%, 03/10/2039		3,000	3,262
Series 2007-GG11, Class A4
5.74%, 12/10/2049		3,100	3,359
IndyMac Index Mortgage Loan Trust
Series 2005-AR1, Class 3A1
2.64%, 03/25/2035 *		571	480
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2007-CB19, Class A4
5.74%, 02/12/2049 *		740	815
Series 2007-LD11, Class A4
6.01%, 06/15/2049 *		5,310	5,794
Series 2007-LDPX, Class A3
5.42%, 01/15/2049		3,250	3,522
JPMorgan Mortgage Trust
Series 2007-A1, Class 4A2
2.98%, 07/25/2035 *		391	381
MASTR Adjustable Rate Mortgages Trust
Series 2004-15, Class 4A1
2.97%, 12/25/2034 *		2,048	1,759
Series 2005-2, Class 5A1
2.64%, 03/25/2035 *		1,194	1,065
MLCC Mortgage Investors, Inc.
Series 2004-1, Class 2A1
2.22%, 12/25/2034 *		396	377
Morgan Stanley Mortgage Loan Trust
Series 2005-2AR, Class A
0.47%, 04/25/2035 *		1,122	889
Series 2005-7, Class 7A5
5.50%, 11/25/2035		1,575	1,401
Morgan Stanley Re-REMIC Trust
Series 2009-GG10, Class A4B
5.81%, 08/12/2045 - 144A *		2,900	3,042
Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR2, Class 2A2
2.74%, 03/25/2035 *		1,056	945
Series 2005-AR4, Class 2A2
2.75%, 04/25/2035 *		1,519	1,452

Total Mortgage-Backed Securities (cost $37,506)			47,784

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Loomis Sayles Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

		Principal	Value

ASSET-BACKED SECURITIES - 4.0%
United States - 4.0%
American Airlines Pass-Through Trust
Series 2001-2, Class A2
7.86%, 10/01/2011		$2,965	$3,032
Series 2009-1A
10.38%, 07/02/2019 ^		975	1,135
Chesapeake Funding LLC
Series 2009-2A, Class B
1.97%, 09/15/2021 - 144A *		1,000	1,011
Series 2009-2A, Class C
1.97%, 09/15/2021 - 144A *		1,200	1,204
Continental Airlines Pass-Through Trust
Series 2001-1, Class 01A1
6.70%, 06/15/2021		694	724
Countrywide Asset-Backed Certificates
Series 2004-4, Class M1
0.93%, 07/25/2034 *		450	345
Series 2004-13, Class AF5B
5.10%, 05/25/2035 *		625	534
CVS Pass-Through Trust
6.94%, 01/10/2030		1,232	1,375
Delta Air Lines, Inc., Pass-Through Trust
Series 2007-1, Class A
6.82%, 08/10/2022		2,359	2,453
Series 2007-1, Class B
8.02%, 08/10/2022		2,136	2,179
Diamond Resorts Owner Trust
Series 2009-1, Class A
9.31%, 03/20/2026 - 144A		887	895
DSC Floorplan Master Owner Trust
Series 2011-1, Class B
8.11%, 03/15/2016 - 144A		850	857
JP Morgan Mortgage Acquisition Corp.
Series 2005-OPT1, Class M2
0.68%, 06/25/2035 *		350	255
Sierra Receivables Funding Co. LLC
Series 2009-3A, Class A1
7.62%, 07/20/2026 - 144A		1,093	1,115
UAL Pass-Through Trust
Series 2007-1, Class A
6.64%, 07/02/2022		6,612	6,678

Total Asset-Backed Securities (cost $22,721)			23,792

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.6%
United States - 0.6%
California Health Facilities Financing Authority
5.25%, 11/15/2046		660	580
State of Illinois
5.10%, 06/01/2033		3,705	3,106

Total Municipal Government Obligations (cost $3,402)			3,686

PREFERRED CORPORATE DEBT SECURITIES - 0.2%
United States - 0.2%
Bank of America Corp.
8.00%, 01/30/2018 * Ž		215	233
Hercules, Inc.
6.50%, 06/30/2029		1,260	1,078
NGC Corp., Capital Trust I
8.32%, 06/01/2027 §		200	110

Total Preferred Corporate Debt Securities (cost $1,448)			1,421

CORPORATE DEBT SECURITIES - 43.5%
Australia - 1.9%
Australia & New Zealand Banking Group, Ltd.
6.75%, 11/10/2014	AUD	7,300	8,112
General Electric Capital Australia Funding, Ltd.
8.00%, 02/13/2012	AUD	1,635	1,823
National Australia Bank, Ltd.
6.50%, 11/05/2015	AUD	1,070	1,166
Canada - 0.2%
Bell Canada
6.10%, 03/16/2035 - 144A	CAD	475	501
Bombardier, Inc.
7.45%, 05/01/2034 - 144A		$800	796
Nortel Networks, Ltd.
6.88%, 09/01/2023 ‡ Џ		250	70
Cayman Islands - 0.2%
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.35%, 06/30/2021 - 144A ^		1,100	1,159
India - 0.3%
ICICI Bank, Ltd.
5.75%, 11/16/2020 - 144A		1,900	1,907
Luxembourg - 0.9%
ArcelorMittal
5.25%, 08/05/2020 ^		1,265	1,272
7.00%, 10/15/2039 ^		1,650	1,726
Telecom Italia Capital SA
6.00%, 09/30/2034 ^		2,760	2,527
Mexico - 0.2%
America Movil SAB de CV
8.46%, 12/18/2036	MXN	12,000	941
Netherlands - 0.0% ∞
EDP Finance BV
4.90%, 10/01/2019 - 144A		$100	89
Supranational - 2.3%
European Investment Bank
Zero Coupon, 04/24/2013 - 144A	IDR	118,809,000	12,280
7.00%, 01/18/2012	NZD	1,580	1,313
United Arab Emirates - 1.4%
DP World, Ltd.
6.85%, 07/02/2037 - 144A		$6,410	6,105
Dubai Electricity & Water Authority
7.38%, 10/21/2020 - 144A ^		2,100	2,095
United States - 36.1%
Advanced Micro Devices, Inc.
7.75%, 08/01/2020 ^		715	745
Alcatel-Lucent USA, Inc.
6.50%, 01/15/2028		1,275	1,161
American International Group, Inc.
8.18%, 05/15/2058 *		5,210	5,835
Associates Corp.
6.95%, 11/01/2018		1,645	1,871
Bruce Mansfield Unit
6.85%, 06/01/2034		2,757	2,927
CenturyLink, Inc.
7.20%, 12/01/2025		595	598
7.60%, 09/15/2039 ^		1,425	1,438
Citigroup, Inc.
5.38%, 08/09/2020 ^		4,420	4,621
5.88%, 02/22/2033		180	174
6.00%, 10/31/2033		1,280	1,256
6.13%, 08/25/2036		760	751

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Loomis Sayles Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

		Principal	Value

United States (continued)
CommScope, Inc.
8.25%, 01/15/2019 - 144A		$635	$668
Developers Diversified Realty Corp. REIT
7.88%, 09/01/2020		1,585	1,842
Dillard’s, Inc.
7.13%, 08/01/2018		990	1,010
Dynegy Holdings, Inc.
7.63%, 10/15/2026 ^		450	326
El Paso Corp.
7.42%, 02/15/2037		1,235	1,301
Energy Future Holdings Corp.
5.55%, 11/15/2014 ^		6,735	5,894
6.50%, 11/15/2024 ^		1,110	599
6.55%, 11/15/2034 ^		305	162
Equifax, Inc.
7.00%, 07/01/2037		400	434
Ford Motor Co.
6.50%, 08/01/2018		100	107
6.63%, 02/15/2028		4,788	4,839
7.45%, 07/16/2031 ^		2,875	3,279
7.50%, 08/01/2026 ^		115	124
Forethought Financial Group, Inc.
8.63%, 04/15/2021 - 144A		1,430	1,441
Fortune Brands, Inc.
5.88%, 01/15/2036		2,060	1,892
Frontier Communications Corp.
7.88%, 01/15/2027		2,160	2,082
General Electric Capital Corp.
2.96%, 05/18/2012	SGD	2,500	2,074
3.49%, 03/08/2012	SGD	2,400	1,995
7.63%, 12/10/2014	NZD	320	279
Harley-Davidson Funding Corp.
6.80%, 06/15/2018 - 144A		$3,865	4,327
Hasbro, Inc.
6.60%, 07/15/2028		4,730	5,000
HCA, Inc.
7.05%, 12/01/2027		55	49
7.19%, 11/15/2015		2,555	2,571
7.50%, 12/15/2023 ^		3,200	2,979
7.58%, 09/15/2025		755	707
7.69%, 06/15/2025		1,545	1,462
7.75%, 07/15/2036		125	117
8.36%, 04/15/2024		190	190
Highwoods Realty, LP REIT
5.85%, 03/15/2017		1,175	1,267
IFM U.S. Colonial Pipeline 2 LLC
6.45%, 05/01/2021 - 144A		2,300	2,377
International Lease Finance Corp.
6.50%, 09/01/2014 - 144A		3,905	4,139
8.25%, 12/15/2020 ^		1,135	1,266
JC Penney Corp., Inc.
7.63%, 03/01/2097 ^		430	384
Joy Global, Inc.
6.63%, 11/15/2036		2,780	2,916
Level 3 Financing, Inc.
8.75%, 02/15/2017		4,745	4,910
9.25%, 11/01/2014		287	298
9.38%, 04/01/2019 - 144A^		100	106
Mackinaw Power LLC
6.30%, 10/31/2023 - 144A		1,486	1,582
Macy’s Retail Holdings, Inc.
6.79%, 07/15/2027		1,065	1,033
Masco Corp.
5.85%, 03/15/2017 ^		2,440	2,467
6.50%, 08/15/2032 ^		485	445
7.13%, 03/15/2020		1,505	1,571
7.75%, 08/01/2029		200	199
Merrill Lynch & Co., Inc.
6.05%, 06/01/2034		820	823
6.11%, 01/29/2037		3,810	3,731
Midwest Generation LLC
8.56%, 01/02/2016		669	680
Morgan Stanley
5.50%, 07/24/2020		2,560	2,616
5.75%, 01/25/2021		2,400	2,496
Mosaic Global Holdings, Inc.
7.30%, 01/15/2028		420	489
Motorola Solutions, Inc.
6.50%, 09/01/2025		1,180	1,259
New Albertsons, Inc.
6.63%, 06/01/2028		4,210	3,263
7.45%, 08/01/2029 ^		1,305	1,093
7.75%, 06/15/2026		680	590
8.00%, 05/01/2031		905	778
NLV Financial Corp.
7.50%, 08/15/2033 - 144A		190	185
Nortel Networks Capital Corp.
7.88%, 06/15/2026 ‡ Џ		295	224
Northwest Airlines Pass-Through Trust - Class A
7.03%, 11/01/2019		6,382	6,510
Owens & Minor, Inc.
6.35%, 04/15/2016 §		835	870
Owens Corning, Inc.
7.00%, 12/01/2036		4,585	4,694
Parker Drilling Co.
9.13%, 04/01/2018		325	360
Plains All American Pipeline, LP
6.70%, 05/15/2036		930	1,012
Pride International, Inc.
6.88%, 08/15/2020		5,000	5,779
ProLogis REIT
6.63%, 05/15/2018		525	581
6.88%, 03/15/2020		2,970	3,329
Pulte Group, Inc.
6.00%, 02/15/2035		305	236
6.38%, 05/15/2033		1,850	1,522
7.88%, 06/15/2032		1,500	1,380
Qwest Capital Funding, Inc.
6.50%, 11/15/2018		560	576
6.88%, 07/15/2028 ^		1,510	1,491
7.63%, 08/03/2021		1,000	1,045
Qwest Corp.
6.88%, 09/15/2033		2,770	2,715
7.20%, 11/10/2026		895	902
7.25%, 09/15/2025 ^		1,705	1,787
7.50%, 06/15/2023		1,670	1,674
Ralcorp Holdings, Inc.
6.63%, 08/15/2039		3,060	3,283
Reynolds American, Inc.
7.25%, 06/15/2037		880	959

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Loomis Sayles Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

		Principal	Value

United States (continued)
Reynolds Group Issuer, Inc.
8.25%, 02/15/2021 - 144A ^		$800	$813
SLM Corp.
5.00%, 06/15/2018 ^		175	166
5.63%, 08/01/2033 ^		779	681
8.45%, 06/15/2018 ^		4,030	4,574
Springleaf Finance Corp.
4.88%, 07/15/2012 ^		1,600	1,588
5.38%, 10/01/2012 ^		1,500	1,500
5.85%, 06/01/2013 ^		600	603
6.90%, 12/15/2017		6,260	5,869
Sprint Capital Corp.
6.88%, 11/15/2028		7,420	7,113
Toro Co.
6.63%, 05/01/2037 §		2,500	2,474
Toys “R” Us, Inc.
7.38%, 10/15/2018		6,440	6,456
U.S. Steel Corp.
6.65%, 06/01/2037		1,790	1,607
USG Corp.
6.30%, 11/15/2016		4,585	4,379
9.75%, 01/15/2018 ^		1,070	1,126
Valeant Pharmaceuticals International, Inc.
6.75%, 08/15/2021 - 144A ^		1,595	1,545
7.25%, 07/15/2022 - 144A ^		1,240	1,220
Valero Energy Corp.
6.63%, 06/15/2037		2,850	2,998
Verizon Maryland, Inc.
5.13%, 06/15/2033		200	184
Westvaco Corp.
7.95%, 02/15/2031		1,135	1,211
8.20%, 01/15/2030		2,985	3,217
Weyerhaeuser Co. REIT
6.88%, 12/15/2033		4,740	4,848
6.95%, 10/01/2027 ^		130	134
7.38%, 03/15/2032		1,530	1,651
Wyndham Worldwide Corp.
6.00%, 12/01/2016 ^		2,010	2,152
7.38%, 03/01/2020		1,835	2,032

Total Corporate Debt Securities (cost $236,565)			257,042

STRUCTURED NOTES DEBT - 1.1%
United States - 1.1%
JPMorgan Chase & Co.
0.90%, 04/12/2012 - 144A ▲	IDR	21,967,355	2,433
0.90%, 09/10/2012 - 144A ▲	IDR	37,004,100	3,985

Total Structure Notes Debt (cost $5,577)			6,418

CONVERTIBLE BONDS - 11.2%
Canada - 0.1%
Nortel Networks Corp.
2.13%, 04/15/2014 ‡ Џ		$385	335
United States - 11.1%
Chesapeake Energy Corp.
2.25%, 12/15/2038 ^		390	365
2.50%, 05/15/2037		1,845	2,023
Ciena Corp.
0.25%, 05/01/2013 ^		125	128
0.88%, 06/15/2017 ^		3,595	3,550
3.75%, 10/15/2018 - 144A		445	714
Ford Motor Co.
4.25%, 11/15/2016		3,715	6,928
Hologic, Inc.
2.00%, 12/15/2037 ^		280	338
2.00%, 12/15/2037 *		3,145	3,050
Human Genome Sciences, Inc.
2.25%, 08/15/2012		1,170	2,015
Intel Corp.
2.95%, 12/15/2035 ^		2,745	2,927
3.25%, 08/01/2039 ^		10,315	13,126
Lennar Corp.
2.00%, 12/01/2020 - 144A		65	66
Level 3 Communications, Inc.
3.50%, 06/15/2012		205	203
7.00%, 03/15/2015 - 144A §		2,110	2,659
Liberty Media LLC
3.50%, 01/15/2031		122	68
Micron Technology, Inc.
1.88%, 06/01/2014 ^		495	533
Nektar Therapeutics
3.25%, 09/28/2012		1,960	1,989
Omnicare, Inc.
3.25%, 12/15/2035 ^		4,545	4,250
3.75%, 12/15/2025		1,245	1,659
Owens-Brockway Glass Container, Inc.
3.00%, 06/01/2015 - 144A ^		2,520	2,536
Peabody Energy Corp.
4.75%, 12/15/2041		1,325	1,699
Trinity Industries, Inc.
3.88%, 06/01/2036 ^		2,785	3,046
Valeant Pharmaceuticals International, Inc.
4.00%, 11/15/2013		1,300	5,404
Vertex Pharmaceuticals, Inc.
3.35%, 10/01/2015		5,205	6,721

Total Convertible Bonds (cost $48,527)			66,332

LOAN ASSIGNMENT - 0.6%
United States - 0.6%
Level 3 Financing, Inc.
11.50%, 03/13/2014 *		3,250	3,469
Total Loan Assignment (cost $3,229)

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - 1.5%
United States - 1.5%
AES Trust III
6.75% ^	10,950	532
Bank of America Corp.
7.25%	805	840
El Paso Energy Capital Trust I
4.75% ^	6,300	278
Lucent Technologies Capital Trust I
7.75%	4,900	4,851
Newell Financial Trust I
5.25%	12,300	566
Sovereign Capital Trust IV
4.38% ^	8,050	360
Wells Fargo & Co.
7.50%	1,340	1,447

Total Convertible Preferred Stocks (cost $7,556)		8,874

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Loomis Sayles Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in except share amounts in thousands)
(unaudited)

	Shares	Value

PREFERRED STOCKS - 3.7%
United States - 3.7%
Ally Financial, Inc.
7.00% -144A Ə^	1,675	$1,558
8.50% * ^	93,825	2,451
Countrywide Capital IV
6.75%	88,375	2,185
General Motors Co.
4.75% ^	226,600	11,287
Goodyear Tire & Rubber Co.
5.88%	27,100	1,620
Health Care REIT, Inc.
6.50%	15,000	805
SLM Corp.
6.00%	78,825	1,700

Total Preferred Stocks (cost $20,035)		21,606

COMMON STOCKS - 0.1%
United States - 0.1%
Dex One Corp. ‡^	1,218	5
Ford Motor Co. ‡^	7,110	110
Owens-Illinois, Inc. ‡^	10,796	320

Total Common Stocks (cost $845)		435

SECURITIES LENDING COLLATERAL - 10.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	64,436,658	64,437

Total Securities Lending Collateral (cost $64,437)

	Principal	Value

REPURCHASE AGREEMENT - 1.0%
State Street Bank & Trust Co.
0.01% ▲, dated 04/29/2011, to be repurchased at $5,859 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 12/01/2025, with a value of $5,980.	$5,859	5,859
Total Repurchase Agreement (cost $5,859)

Total Investment Securities (cost $579,605) #		646,502
Other Assets and Liabilities - Net		(55,580)

Net Assets		$590,922

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value

Foreign Government Obligation	19.4%	$125,512
Mortgage-Backed Security	7.4	47,784
Diversified Telecommunication Services	6.4	41,129
Diversified Financial Services	6.2	40,867
Automobiles	4.1	26,674
Commercial Banks	4.0	26,225
Asset-Backed Security	3.7	23,792
Consumer Finance	3.2	20,690
Semiconductors & Semiconductor Equipment	2.7	17,331
Building Products	2.3	14,881
Health Care Providers & Services	2.3	14,854
Real Estate Investment Trusts	2.2	14,457
Oil, Gas & Consumable Fuels	1.6	11,041
Pharmaceuticals	1.5	10,158
U.S. Government Obligation	1.5	9,835
Electric Utilities	1.4	9,353
Biotechnology	1.4	8,736
Machinery	1.3	8,436
Communications Equipment	1.3	8,109
Insurance	1.2	7,461
Energy Equipment & Services	1.1	7,151
Airlines	1.0	6,510
Specialty Retail	1.0	6,456
Transportation Infrastructure	1.0	6,105
Food & Staples Retailing	0.9	5,724
Household Durables	0.9	5,662
Capital Markets	0.8	5,112
Leisure Equipment & Products	0.8	5,000
Metals & Mining	0.7	4,605
Paper & Forest Products	0.7	4,428
Hotels, Restaurants & Leisure	0.6	4,184

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Loomis Sayles Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Percentage of
INVESTMENTS BY INDUSTRY (continued):	Total Investments	Value

Municipal Government Obligation	0.6%	$3,686
Independent Power Producers & Energy Traders	0.6	3,459
Health Care Equipment & Supplies	0.5	3,388
Food Products	0.5	3,283
Containers & Packaging	0.5	2,856
Multiline Retail	0.4	2,427
Multi-Utilities	0.3	2,095
Auto Components	0.3	1,620
Chemicals	0.3	1,567
Tobacco	0.1	959
Wireless Telecommunication Services	0.1	941
Aerospace & Defense	0.1	796
Professional Services	0.1	434
Thrifts & Mortgage Finance	0.1	360
Media	0.0 ∞	73

Investment Securities, at Value	89.1	576,206
Short-Term Investments	10.9	70,296

Total Investments	100.0%	$646,502

NOTES TO SCHEDULE OF INVESTMENTS:

∧	All or a portion of this security is on loan. The value of all securities on loan is $62,763.

*	Floating or variable rate note. Rate is listed as of 04/29/2011.

Ž	The security has a perpetual maturity. The date shown is the next call date.

Џ	In default.

‡	Non-income producing security.

§	Illiquid. These securities aggregated to $6,113, or 1.03%, of the fund’s net assets.

∞	Percentage rounds to less than 0.01%.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a market value of $1,558, or 0.26%, of the fund’s net assets.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $579,605. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $71,523 and $4,626, respectively. Net unrealized appreciation for tax purposes is $66,897.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2011, these securities aggregated $89,345, or 15.12%, of the fund’s net assets.

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Columbian Peso

IDR	Indonesian Rupiah

INR	Indian Rupee

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Riggit

NZD	New Zealand Dollar

PHP	Philippines Peso

REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)

REIT	Real Estate Investment Trust

SGD	Singapore Dollar

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Loomis Sayles Bond
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
VALUATION SUMMARY: Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011
Asset-Backed Securities	$—	$23,792	$—	$23,792
Common Stocks	435	—	—	435
Convertible Bonds	—	66,332	—	66,332
Convertible Preferred Stocks	8,874	—	—	8,874
Corporate Debt Securities	—	257,042	—	257,042
Foreign Government Obligations	—	125,512	—	125,512
Loan Assignment	—	3,469	—	3,469
Mortgage-Backed Securities	—	47,784	—	47,784
Municipal Government Obligations	—	3,686	—	3,686
Preferred Corporate Debt Securities	—	1,421	—	1,421
Preferred Stocks	21,606	—	—	21,606
Repurchase Agreement	—	5,859	—	5,859
Securities Lending Collateral	64,437	—	—	64,437
Structured Notes Debt	—	6,418	—	6,418
U.S. Government Obligations	—	9,835	—	9,835

Total	$95,352	$551,150	$—	$646,502

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica MFS International Equity
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts in except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 97.9%
Australia - 2.5%
QBE Insurance Group, Ltd.	260,451	$5,341
Westpac Banking Corp.	350,960	9,556
Austria - 0.5%
Erste Group Bank AG	65,735	3,322
Bermuda - 1.6%
Esprit Holdings, Ltd.	975,500	4,045
Li & Fung, Ltd.	1,096,000	5,616
Brazil - 0.6%
BM&FBOVESPA SA	465,800	3,497
Canada - 2.3%
Canadian National Railway Co.	177,843	13,770
Czech Republic - 0.9%
Komercni Banka AS	20,033	5,283
France - 12.2%
Air Liquide SA	83,939	12,418
Groupe Danone SA	141,290	10,350
Legrand SA	169,502	7,740
LVMH Moet Hennessy Louis Vuitton SA	91,214	16,381
Pernod-Ricard SA	95,437	9,592
Schneider Electric SA ^	100,652	17,785
Germany - 11.0%
Bayer AG ^	91,279	8,024
Beiersdorf AG ^	148,920	9,699
Deutsche Boerse AG	87,878	7,302
Linde AG	140,131	25,238
Man AG ‡	39,994	5,574
Merck KGaA ^	41,813	4,429
SAP AG	103,054	6,640
Hong Kong - 2.0%
AIA Group, Ltd. ‡	1,194,600	4,038
China Unicom, Ltd.	2,292,000	4,686
CNOOC, Ltd.	1,436,000	3,543
India - 2.6%
ICICI Bank, Ltd. ADR ^	186,350	9,392
Infosys Technologies, Ltd. ADR ^	101,050	6,586
Japan - 11.4%
AEON Credit Service Co., Ltd.	53,500	725
Canon, Inc.	152,000	7,158
Denso Corp.	183,900	6,154
Fanuc Corp.	46,900	7,851
Honda Motor Co., Ltd.	155,300	5,970
Hoya Corp. ^	410,200	8,835
INPEX Corp.	1,503	11,556
Lawson, Inc. ^	148,300	7,276
Nomura Holdings, Inc.	571,400	2,919
Shin-Etsu Chemical Co., Ltd.	208,400	10,842
Jersey, Channel Islands - 1.6%
WPP PLC	722,654	9,466
Korea, Republic of - 1.6%
Samsung Electronics Co., Ltd.	11,848	9,873
Netherlands - 9.5%
Akzo Nobel NV ^	159,756	12,408
Heineken NV ^	317,867	19,029
ING Groep NV ‡	1,008,788	13,298
Randstad Holding NV	144,772	8,144
Wolters Kluwer NV	197,967	4,612
Singapore - 0.9%
Keppel Corp., Ltd.	205,700	2,000
Singapore Telecommunications, Ltd.	1,352,150	3,446
South Africa - 1.0%
MTN Group, Ltd.	277,066	6,161
Spain - 1.9%
Amadeus IT Holding SA - Class A ‡	158,285	3,315
Banco Santander SA ^	500,168	6,387
Red Electrica Corp. SA	30,905	1,972
Sweden - 1.3%
Hennes & Mauritz AB - Class B ^	104,970	3,709
Svenska Cellulosa AB - Class B	287,149	4,400
Switzerland - 10.8%
Cie Financiere Richemont SA	87,490	5,654
Givaudan SA ‡	4,134	4,598
Julius Baer Group, Ltd. ‡	227,063	10,609
Nestle SA	279,017	17,322
Roche Holding AG	65,353	10,600
Sonova Holding AG	31,784	3,210
Swiss Reinsurance Co., Ltd. ‡	56,327	3,357
UBS AG ‡	497,690	9,948
Taiwan - 2.5%
Hon Hai Precision Industry Co., Ltd.	1,311,000	4,967
Taiwan Semiconductor Manufacturing Co., Ltd. ADR ^	756,171	10,208
United Kingdom - 18.5%
Barclays PLC	789,601	3,754
BG Group PLC	220,834	5,687
Burberry Group PLC	43,178	937
Compass Group PLC	727,010	7,114
Diageo PLC	660,699	13,441
Hays PLC	1,517,589	3,023
HSBC Holdings PLC	1,701,828	18,564
Reckitt Benckiser Group PLC	312,819	17,407
Rio Tinto PLC	80,050	5,841
Royal Dutch Shell PLC - Class A	244,982	9,542
Smiths Group PLC	307,405	6,854
Standard Chartered PLC	374,224	10,401
Tesco PLC	1,464,839	9,876
United States - 0.7%
Synthes, Inc. -144A	24,921	4,293

Total Common Stocks (cost $483,062)		594,560

SECURITIES LENDING COLLATERAL - 11.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	70,372,784	70,373
Total Securities Lending Collateral (cost $70,373)

	Principal	Value

REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co.
0.01% ▲, dated 04/29/2011, to be repurchased at $7,257 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 12/01/2025, with a value of $7,407.	$7,257	7,257
Total Repurchase Agreement (cost $7,257)

Total Investment Securities (cost $560,692) #		672,190
Other Assets and Liabilities - Net		(65,105)

Net Assets		$607,085

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica MFS International Equity
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value

Commercial Banks	9.9%	$66,659
Chemicals	9.7	65,504
Beverages	6.3	42,062
Oil, Gas & Consumable Fuels	4.5	30,328
Food Products	4.1	27,672
Electrical Equipment	3.8	25,525
Diversified Financial Services	3.6	24,097
Capital Markets	3.5	23,476
Pharmaceuticals	3.4	23,053
Textiles, Apparel & Luxury Goods	3.4	22,972
Semiconductors & Semiconductor Equipment	3.0	20,081
Household Products	2.6	17,407
Food & Staples Retailing	2.6	17,152
Media	2.1	14,078
Electronic Equipment & Instruments	2.1	13,802
Road & Rail	2.0	13,770
Machinery	2.0	13,425
Insurance	1.9	12,736
Professional Services	1.6	11,167
IT Services	1.5	9,901
Personal Products	1.4	9,699
Industrial Conglomerates	1.3	8,854
Diversified Telecommunication Services	1.2	8,132
Specialty Retail	1.2	7,754
Health Care Equipment & Supplies	1.1	7,503
Office Electronics	1.1	7,158
Hotels, Restaurants & Leisure	1.1	7,114
Software	1.0	6,640
Wireless Telecommunication Services	0.9	6,161
Auto Components	0.9	6,154
Automobiles	0.9	5,970
Metals & Mining	0.9	5,841
Distributors	0.8	5,616
Paper & Forest Products	0.6	4,400
Electric Utilities	0.3	1,972
Consumer Finance	0.1	725

Investment Securities, at Value	88.4	594,560
Short-Term Investments	11.6	77,630

Total Investments	100.0%	$672,190

NOTES TO SCHEDULE OF INVESTMENTS:

∧	All or a portion of this security is on loan. The value of all securities on loan is $67,217.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $560,692. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $116,125 and $4,627, respectively. Net unrealized appreciation for tax purposes is $111,498.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2011, these securities aggregated $4,293, or 0.71%, of the fund’s net assets.

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica MFS International Equity
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
VALUATION SUMMARY: Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011
Common Stocks	$31,221	$563,339	$—	$594,560
Repurchase Agreement	—	7,257	—	7,257
Securities Lending Collateral	70,373	—	—	70,373

Total	$101,594	$570,596	$—	$672,190

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Morgan Stanley Emerging Markets Debt
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)

		Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS - 73.2%
Argentina - 4.4%
Republic of Argentina
2.50%, 12/31/2038 ^		$2,310	$1,001
7.00%, 10/03/2015		5,562	5,303
8.28%, 12/31/2033 ^		7,614	6,778
Belarus - 0.5%
Republic of Belarus
8.75%, 08/03/2015 - Reg S ^		1,020	955
8.95%, 01/26/2018 - Reg S		460	415
Belize - 0.2%
Republic of Belize
6.00%, 02/20/2029 - Reg S		810	680
Brazil - 8.5%
Banco Nacional de Desenvolvimento
Economico e Social
5.50%, 07/12/2020 - 144A		2,970	3,034
5.50%, 07/12/2020 - Reg S		2,800	2,860
6.37%, 06/16/2018 - 144A		2,020	2,192
Republic of Brazil
5.88%, 01/15/2019		4,560	5,120
7.13%, 01/20/2037		3,310	3,972
8.00%, 01/15/2018		1,424	1,693
8.88%, 10/14/2019 - 04/15/2024		4,833	6,473
Chile - 1.9%
Republic of Chile
5.50%, 08/05/2020	CLP	2,554,500	5,499
Colombia - 3.0%
Republic of Colombia
7.38%, 03/18/2019 ^		$830	1,008
11.75%, 02/25/2020 ^		3,160	4,843
12.00%, 10/22/2015 ∧	COP	4,200,000	3,052
Croatia - 0.6%
Republic of Croatia
6.63%, 07/14/2020 - 144A ^		$1,630	1,711
Dominican Republic - 0.8%
Republic of The Dominican Republic
7.50%, 05/06/2021 - 144A		720	754
7.50%, 05/06/2021 - Reg S		440	461
9.04%, 01/23/2018 - Reg S		929	1,052
Ecuador - 1.0%
Republic of Ecuador
9.38%, 12/15/2015 - Reg S		2,870	2,827
Ghana - 1.3%
Republic of Ghana
8.50%, 10/04/2017 - 144A ^		2,596	2,908
8.50%, 10/04/2017 - Reg S		800	896
Indonesia - 2.5%
Republic of Indonesia
6.88%, 01/17/2018 - 144A		740	848
7.75%, 01/17/2038 - 144A		584	712
7.75%, 01/17/2038 - Reg S		670	817
11.63%, 03/04/2019 - Reg S		3,350	4,884
Ivory Coast - 0.3%
Republic of The Ivory Coast
2.50%, 12/31/2032 - Reg S ‡ Џ		1,659	912
Jamaica - 0.2%
Jamaica Government International Bond
8.00%, 06/24/2019 ∧		670	705
Lithuania - 1.0%
Republic of Lithuania
6.13%, 03/09/2021 - 144A ^		550	572
6.75%, 01/15/2015 - 144A		710	789
7.38%, 02/11/2020 - Reg S ^		1,370	1,551
Malaysia - 1.1%
Republic of Malaysia
3.21%, 05/31/2013	MYR	9,280	3,134
Mexico - 6.1%
United Mexican States
5.63%, 01/15/2017		$2,020	2,252
5.95%, 03/19/2019		860	966
6.05%, 01/11/2040		2,750	2,853
6.75%, 09/27/2034		5,407	6,164
8.00%, 06/11/2020	MXN	63,590	5,822
Pakistan - 0.8%
Republic of Pakistan
6.88%, 06/01/2017 - Reg S		$2,625	2,297
Panama - 2.0%
Republic of Panama
5.20%, 01/30/2020		2,480	2,642
8.88%, 09/30/2027		1,694	2,328
9.38%, 04/01/2029 ^		700	1,008
Peru - 2.5%
Republic of Peru
7.35%, 07/21/2025		10	12
8.20%, 08/12/2026 - Reg S	PEN	10,970	4,116
8.75%, 11/21/2033		$2,631	3,382
Philippines - 4.2%
Republic of The Philippines
4.00%, 01/15/2021 ^		6,993	6,723
8.38%, 06/17/2019 ^		1,841	2,333
8.88%, 03/17/2015 ^		771	946
9.50%, 02/02/2030		1,796	2,541
Russian Federation - 8.4%
Russian Federation
7.50%, 03/31/2030 - Reg S		5,816	6,780
7.85%, 03/10/2018 - 144A	RUB	80,000	3,102
12.75%, 06/24/2028 - Reg S		$4,470	7,850
Russian Foreign Bond — Eurobond
5.00%, 04/29/2020 - Reg S ^		7,100	7,189
South Africa - 1.3%
Eskom Holdings, Ltd.
5.75%, 01/26/2021 - 144A		3,754	3,829
Sri Lanka - 0.7%
Republic of Sri Lanka
6.25%, 10/04/2020 - 144A		680	683
6.25%, 10/04/2020 - Reg S		1,310	1,315
Turkey - 8.3%
Republic of Turkey
5.63%, 03/30/2021 ^		3,310	3,436
6.75%, 05/30/2040		4,030	4,340
6.88%, 03/17/2036		4,584	5,017
7.00%, 03/11/2019		4,170	4,796
7.50%, 11/07/2019		3,980	4,726
8.00%, 02/14/2034		1,720	2,122
Ukraine - 4.4%
Republic of Ukraine
6.58%, 11/21/2016 - Reg S ^		5,882	5,977
7.75%, 09/23/2020 - Reg S ^		4,980	5,192
7.75%, 09/23/2020 - 144A ^		1,780	1,860

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Morgan Stanley Emerging Markets Debt
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

		Principal	Value

Uruguay - 0.4%
Republic of Uruguay
8.00%, 11/18/2022		$953	$1,194
Venezuela - 6.8%
Republic of Venezuela
5.75%, 02/26/2016 - Reg S		3,400	2,610
6.00%, 12/09/2020 - Reg S		1,940	1,165
7.00%, 03/31/2038 - Reg S		2,907	1,650
7.65%, 04/21/2025		4,700	2,879
9.00%, 05/07/2023 - Reg S		2,110	1,442
9.25%, 09/15/2027 ^		11,300	8,203
9.25%, 05/07/2028 - Reg S		3,035	2,053

Total Foreign Government Obligations (cost $205,686)			216,206

CORPORATE DEBT SECURITIES - 18.8%
Cayman Islands - 2.2%
Banco Safra Cayman Islands, Ltd.
6.75%, 01/27/2021 - 144A		1,440	1,487
6.75%, 01/27/2021 - Reg S		240	248
Fibria Overseas Finance, Ltd.
6.75%, 03/03/2021 - 144A		1,730	1,821
Odebrecht Finance, Ltd.
6.00%, 04/05/2023 - 144A ^		3,030	3,022
Chile - 0.1%
Banco Santander Chile
6.50%, 09/22/2020 - Reg S	CLP	175,000	358
Ireland - 1.4%
Novatek Finance, Ltd.
6.60%, 02/03/2021 - 144A ^		$2,520	2,653
Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC
7.75%, 02/02/2021 - 144A		1,480	1,561
Kazakhstan - 3.4%
Development Bank of Kazakhstan JSC
5.50%, 12/20/2015 - 144A		1,280	1,341
KazMunayGas National Co.
6.38%, 04/09/2021 - 144A ^		2,550	2,658
9.13%, 07/02/2018 - Reg S		550	666
9.13%, 07/02/2018 - 144A		4,370	5,299
Luxembourg - 2.2%
Russian Agricultural Bank OJSC Via RSHB Capital SA
6.30%, 05/15/2017 - 144A		1,527	1,602
7.18%, 05/16/2013 - Reg S		450	489
7.18%, 05/16/2013 - 144A		4,130	4,488
Mexico - 3.8%
Cemex SAB de CV
9.00%, 01/11/2018 - 144A ^		2,020	2,094
9.00%, 01/11/2018 - Reg S		340	352
Petroleos Mexicanos
5.50%, 01/21/2021 ^		5,790	5,932
8.00%, 05/03/2019 ^		2,097	2,535
Netherlands - 1.8%
Intergas Finance BV
6.38%, 05/14/2017 - Reg S		900	950
Majapahit Holding BV
7.75%, 01/20/2020 - Reg S		3,000	3,464
Pindo Deli Finance BV
0.00%, 04/28/2025 - Reg S * ‡ Џ §		1,500	45
2.28%, 04/28/2015 - Reg S * ‡ Џ §		297	42
3.27%, 04/28/2015 - 144A * ‡ Џ §		t	t
3.28%, 04/28/2018 - Reg S * ‡ Џ §		1,500	120
3.28%, 04/28/2018 - 144A * ‡ Џ §		150	12
Pindo Deli Finance BV -Class C
0.00%, 04/28/2025 - 144A * ‡ Џ §		9,415	283
Tjiwi Kimia Finance BV -Class A
3.28%, 04/28/2015 - Reg S * ‡ Џ §		988	128
3.28%, 04/28/2015 - 144A * ‡ Џ §		t	t
Tjiwi Kimia Finance BV -Class B
3.28%, 04/28/2015 - 144A * ‡ Џ §		2,148	215
3.28%, 04/30/2018 - Reg S * ‡ Џ §		1,000	100
Tjiwi Kimia Finance BV -Class C
0.00%, 04/28/2027 - 144A * ‡ Џ §		1,045	31
4.94%, 04/28/2027 - Reg S * ‡ Џ §		1,500	45
Peru - 0.4%
Banco de Credito del Peru
5.38%, 09/16/2020 - Reg S		1,280	1,187
United States - 2.8%
Pemex Project Funding Master Trust
6.63%, 06/15/2035		3,076	3,123
6.63%, 06/15/2038 ^		2,097	2,119
8.63%, 12/01/2023		1,750	2,109
Reliance Holdings USA, Inc.
6.25%, 10/19/2040 - 144A		850	809
Venezuela - 0.7%
Petroleos de Venezuela SA
5.13%, 10/28/2016		3,380	2,155

Total Corporate Debt Securities (cost $60,065)			55,543

	Shares	Value

SECURITIES LENDING COLLATERAL - 16.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	49,349,141	49,349
Total Securities Lending Collateral (cost $49,349)

	Principal	Value

REPURCHASE AGREEMENT - 6.0%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $17,675 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 12/01/2025, with a value of $18,029.	$17,675	17,675
Total Repurchase Agreement (cost $17,675)

Total Investment Securities (cost $332,775) #		338,773
Other Assets and Liabilities - Net		(43,516)

Net Assets		$295,257

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Morgan Stanley Emerging Markets Debt
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value

Foreign Government Obligation	63.8%	$216,206
Oil, Gas & Consumable Fuels	8.9	30,058
Diversified Financial Services	2.4	8,400
Commercial Banks	1.4	4,621
Electric Utilities	1.0	3,464
Construction & Engineering	0.9	3,022
Construction Materials	0.7	2,446
Wireless Telecommunication Services	0.5	1,561
Paper & Forest Products	0.3	1,021
Gas Utilities	0.3	950

Investment Securities, at Value	80.2	271,749
Short-Term Investments	19.8	67,024

Total Investments	100.0%	$338,773

FUTURES CONTRACTS: µ

				Net Unrealized
Description	Type	Contracts ┌	Expiration Date	Appreciation

10-Year U.S. Treasury Note	Long	51	06/21/2011	$119
NOTES TO SCHEDULE OF INVESTMENTS:

∧	All or a portion of this security is on loan. The value of all securities on loan is $48,309.

Џ	In default.

‡	Non-income producing security.

*	Floating or variable rate note. Rate is listed as of 04/30/2011.

t	Value and/or principal rounds to less than $1 or $(1).

§	Illiquid. These securities aggregated to $1,021, or 0.35%, of the fund’s net assets.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $332,775. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $15,841 and $9,843, respectively. Net unrealized appreciation for tax purposes is $5,998.

µ	Cash in the amount of $28 has been pledged by the broker as collateral with the custodian to cover margin requirement for open futures contracts.

┌	Contract amounts are not in thousands.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2011, these securities aggregated $52,370, or 17.74%, of the fund’s net assets.

CLP	Chilean Peso

COP	Columbian Peso

JSC	Joint Stock Company

MXN	Mexican Peso

MYR	Malaysian Riggit

OJSC	Open Joint Stock Company

PEN	Peruvian Nuevo Sol

RUB	Russian Ruble

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Morgan Stanley Emerging Markets Debt
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
VALUATION SUMMARY: Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Corporate Debt Securities	$—	$55,543	$—	$55,543
Foreign Government Obligations	—	216,206	—	216,206
Repurchase Agreement	—	17,675	—	17,675
Securities Lending Collateral	49,349	—	—	49,349

Total	$49,349	$289,424	$—	$338,773

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Total at
Other Financial Instruments ₣	Prices	Inputs	Inputs	04/30/2011

Futures Contracts — Appreciation	$119	$—	$—	$119
Level 3 Rollforward — Investment Securities

Net Change in
Unrealized
Appreciation/
(Depreciation)
						Net Change in		Transfers		on
	Beginning			Accrued	Total	Unrealized	Transfers	out of	Ending	Investments
	Balance at			Discounts/	Realized	Appreciation	into	Level	Balance at	Held at
Securities	10/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	/(Depreciation)	Level 3	3 φ	04/30/2011	04/30/2011

Corporate Debt Securities	$234	$—	$—	$—	$—	$135	$—	$(369)	$—	$135

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

φ	Transferred out of Level 3 because of availability of observable inputs.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

CONVERTIBLE PREFERRED STOCK - 1.2%
Internet & Catalog Retail - 1.2%
Groupon, Inc. Ə § Δ	72,847	$4,429
Total Convertible Preferred Stock (cost $2,301)

PREFERRED STOCK - 0.6%
Internet Software & Services - 0.6%
Zynga - Series C Ə § Δ	79,262	2,224
Total Preferred Stock (cost $2,224)

COMMON STOCKS - 96.2%
Air Freight & Logistics - 3.2%
CH Robinson Worldwide, Inc.	59,893	$4,802
Expeditors International of Washington, Inc.	124,253	6,743
Automobiles - 0.5%
Better Place ‡ Ə § Δ	555,742	1,667
Capital Markets - 0.9%
Greenhill & Co., Inc. ^	54,644	3,224
Chemicals - 4.3%
Intrepid Potash, Inc. ‡	156,589	5,365
Nalco Holding Co.	147,070	4,296
Rockwood Holdings, Inc. ‡	104,714	5,941
Commercial Services & Supplies - 6.0%
Covanta Holding Corp.	232,241	3,988
Edenred ‡	405,364	12,572
Stericycle, Inc. ‡^	58,648	5,353
Communications Equipment - 3.4%
Motorola Solutions, Inc. ‡	268,843	12,335
Computers & Peripherals - 1.5%
Teradata Corp. ‡	96,229	5,381
Construction Materials - 1.1%
Martin Marietta Materials, Inc. ^	45,230	4,125
Diversified Consumer Services - 1.4%
New Oriental Education & Technology
Group ADR ‡	40,976	5,107
Diversified Financial Services - 5.3%
IntercontinentalExchange, Inc. ‡	36,932	4,445
Leucadia National Corp.	162,482	6,282
Moody’s Corp. ^	46,713	1,828
MSCI, Inc. - Class A ‡	183,657	6,514
Electrical Equipment - 0.8%
First Solar, Inc. ‡^	19,587	2,734
Food Products - 2.2%
Mead Johnson Nutrition Co. - Class A	116,229	7,773
Health Care Equipment & Supplies - 5.8%
Gen-Probe, Inc. ‡^	88,143	7,309
Idexx Laboratories, Inc. ‡	57,909	4,716
Intuitive Surgical, Inc. ‡	24,280	8,490
Hotels, Restaurants & Leisure - 6.1%
Betfair Group PLC ‡^	65,206	945
Chipotle Mexican Grill, Inc. - Class A ‡^	23,973	6,396
Ctrip.com International, Ltd. ADR ‡	185,409	9,034
Wynn Resorts, Ltd.	39,745	5,848
Household Durables - 1.3%
Gafisa SA ADR ‡^	126,821	1,568
NVR, Inc. ‡	4,243	3,136
Internet & Catalog Retail - 5.5%
NetFlix, Inc. ‡^	43,076	10,023
priceline.com, Inc. ‡	17,652	9,656
Internet Software & Services - 2.8%
Akamai Technologies, Inc. ‡	88,682	3,054
Alibaba.com, Ltd.	1,602,700	2,844
Youku.com, Inc. ADR ‡^	68,069	4,024
IT Services - 1.6%
Gartner, Inc. ‡^	130,951	5,619
Life Sciences Tools & Services - 4.2%
Illumina, Inc. ‡	149,652	10,623
Techne Corp. ^	60,177	4,676
Machinery - 1.9%
Schindler Holding AG	52,372	6,775
Media - 2.6%
Groupe Aeroplan, Inc.	222,219	3,046
Naspers, Ltd. - Class N	106,338	6,398
Metals & Mining - 3.3%
Lynas Corp., Ltd. ‡	1,183,582	2,711
Molycorp, Inc. ‡	123,242	9,034
Multiline Retail - 1.4%
Dollar Tree, Inc. ‡	85,969	4,943
Oil, Gas & Consumable Fuels - 3.8%
Range Resources Corp.	104,248	5,885
Ultra Petroleum Corp. ‡^	151,646	7,702
Personal Products - 1.2%
Natura Cosmeticos SA	159,586	4,494
Pharmaceuticals - 2.2%
Ironwood Pharmaceuticals, Inc. ‡	54,887	802
Ironwood Pharmaceuticals, Inc. - Class A ‡^	119,874	1,753
Valeant Pharmaceuticals International, Inc.	102,554	5,397
Professional Services - 5.4%
IHS, Inc. - Class A ‡	59,319	5,234
Intertek Group PLC	218,468	7,761
Verisk Analytics, Inc. - Class A ‡	196,034	6,450
Semiconductors & Semiconductor Equipment - 2.0%
ARM Holdings PLC ADR	187,444	5,897
NVIDIA Corp. ‡	66,144	1,323
Software - 10.2%
Autodesk, Inc. ‡	103,233	4,643
Citrix Systems, Inc. ‡	39,479	3,330
FactSet Research Systems, Inc. ^	51,645	5,650
Red Hat, Inc. ‡	120,191	5,705
Rovi Corp. ‡	56,337	2,736
Salesforce.com, Inc. ‡	50,068	6,939
Solera Holdings, Inc.	137,868	7,583
Textiles, Apparel & Luxury Goods - 1.6%
Lululemon Athletica, Inc. ‡	56,319	5,634
Trading Companies & Distributors - 1.4%
Fastenal Co.	72,434	4,860
Wireless Telecommunication Services - 1.3%
Millicom International Cellular SA	44,307	4,800

Total Common Stocks (cost $223,300)		345,921

SECURITIES LENDING COLLATERAL - 10.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	35,981,524	35,982
Total Securities Lending Collateral (cost $35,982)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Principal	Value

REPURCHASE AGREEMENT - 2.0%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $7,327 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 06/01/2025, with a value of $7,476.	$7,327	$7,327
Total Repurchase Agreement (cost $7,327)

Total Investment Securities (cost $271,134) #		395,883
Other Assets and Liabilities - Net		(35,897)

Net Assets		$359,986

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 04/29/2011.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a total market value of $8,320, or 2.31%, of the fund’s net assets.

‡	Non-income producing security.

∧	All or a portion of this security is on loan. The value of all securities on loan is $35,174.

§	Illiquid. These securities aggregated to $8,320, or 2.31%, of the fund’s net assets.

#	Aggregate cost for federal income tax purposes is $271,134. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $127,230 and $2,481, respectively. Net unrealized appreciation for tax purposes is $124,749.

Δ	Restricted Security. At 04/30/2011, the fund owned the respective securities (representing 2.31% of net assets) which were restricted as to public resale:

Description	Date of Acquisition	Shares	Cost	Market Value	Price ¥

Groupon Inc.	12/17/2010	72,847	$2,301	$4,429	$60.80
Zynga - Series C	02/28/2011	79,262	2,224	2,224	28.06
Better Place	01/25/2010	555,742	1,667	1,667	3.00

¥	Price is not in thousands.
DEFINITION:
ADR American Depositary Receipt
VALUATION SUMMARY: Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$296,395	$47,859	$1,667	$345,921
Convertible Preferred Stock	—	—	4,429	4,429
Preferred Stock	—	—	2,224	2,224
Repurchase Agreement	—	7,327	—	7,327
Securities Lending Collateral	35,982	—	—	35,982

Total	$332,377	$55,186	$8,320	$395,883

Level 3 Rollforward — Investment Securities

										Net Change in
										Unrealized
										Appreciation/
										(Depreciation)
						Net Change in				on
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending	Investments
	Balance at			Discounts/	Realized	Appreciation	into	out of	Balance at	Held at
Securities	10/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	/(Depreciation)	Level 3	Level 3	04/30/2011	04/30/2011

Common Stocks	$1,667	$—	$—	$—	$—	$—	$—	$—	$1,667	$—
Convertible Preferred Stock	—	2,301	—	—	—	2,128	—	—	4,429	2,128
Preferred Stock	—	2,224	—	—	—	—	—	—	2,224	—

Total	$1,667	$4,525	$—	$—	—	$2,128	$—	$—	$8,320	$2,128

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Morgan Stanley Small Company Growth
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

PREFERRED STOCKS - 1.9%
Internet Software & Services - 1.1%
Twitter, Inc. ‡ Ə § Δ	123,927	$1,892
Xoom, Inc. ‡ Ə § Δ	264,130	607
IT Services - 0.2%
Ning, Inc. ‡ Ə § Δ	108,208	444
Pharmaceuticals - 0.6%
Microbia, Inc. - Series F ‡	96,357	1,409

Total Preferred Stocks (cost $2,792)		4,352

COMMON STOCKS - 93.3%
Automobiles - 0.4%
Better Place ‡ Ə § Δ	289,277	868
Capital Markets - 3.7%
CETIP SA - Balcao Organizado de Ativos e Derivativos	101,571	1,685
Financial Engines, Inc. ‡	67,709	1,925
Greenhill & Co., Inc. ^	82,979	4,896
Chemicals - 4.4%
Intrepid Potash, Inc. ‡^	99,081	3,395
Rockwood Holdings, Inc. ‡^	116,215	6,594
Commercial Services & Supplies - 1.2%
Covanta Holding Corp. ^	160,672	2,759
Construction Materials - 3.3%
Eagle Materials, Inc. ^	146,027	4,248
Texas Industries, Inc. ^	79,204	3,340
Diversified Financial Services - 3.3%
MSCI, Inc. - Class A ‡^	182,417	6,470
PICO Holdings, Inc. ‡^	33,558	1,078
Diversified Telecommunication Services - 1.3%
Cogent Communications Group, Inc. ‡^	211,904	3,075
Electric Utilities - 4.6%
Brookfield Infrastructure Partners, LP	448,925	10,550
Prime AET&D Holdings No. 1 Pty, Ltd. ‡ Ə	737,572	—
Health Care Equipment & Supplies - 2.6%
Gen-Probe, Inc. ‡^	73,110	6,062
Health Care Providers & Services - 2.4%
Castlight Health, Inc. ‡ Ə § Δ	193,841	797
HMS Holdings Corp. ‡^	52,621	4,142
LCA-Vision, Inc. ‡	86,498	583
Health Care Technology - 3.0%
Athenahealth, Inc. ‡^	114,618	5,298
MedAssets, Inc. ‡	101,348	1,624
Hotels, Restaurants & Leisure - 6.8%
BJ’s Restaurants, Inc. ‡^	56,079	2,633
Country Style Cooking Restaurant Chain Co., Ltd. ADR ‡^	98,960	1,659
PF Chang’s China Bistro, Inc. ^	149,267	5,986
Vail Resorts, Inc. ‡^	111,081	5,442
Household Durables - 3.2%
Brookfield Incorporacoes SA ‡	554,321	3,083
Gafisa SA ADR ‡^	122,979	1,520
iRobot Corp. ‡^	75,392	2,670
Insurance - 2.1%
Greenlight Capital Re, Ltd. - Class A ‡^	167,028	4,702
Internet & Catalog Retail - 5.6%
Blue Nile, Inc. ‡^	115,202	6,566
E-Commerce China Dangdang, Inc. ADR ‡^	77,454	1,782
MakeMyTrip, Ltd. ‡^	53,178	1,677
Shutterfly, Inc. ‡^	47,189	2,905
Internet Software & Services - 12.0%
comScore, Inc. ‡^	78,216	2,332
Cornerstone OnDemand, Inc. ‡^	109,258	2,091
Mercadolibre, Inc. ^	56,398	5,155
Opentable, Inc. ‡^	54,174	6,028
Sohu.com, Inc. ‡^	26,900	2,845
VistaPrint NV ‡^	63,116	3,434
Youku.com, Inc. - Class A ‡ Ə § Δ	1,712,512	5,428
IT Services - 2.8%
Acxiom Corp. ‡^	175,336	2,553
Forrester Research, Inc. ^	84,331	3,332
Information Services Group, Inc. ‡^	259,602	605
Leisure Equipment & Products - 2.0%
Universal Entertainment Corp.	124,700	4,564
Life Sciences Tools & Services - 3.7%
Pacific Biosciences of California, Inc. ‡^	31,739	388
Techne Corp. ^	100,630	7,821
Media - 0.1%
Lakes Entertainment, Inc. ‡	61,344	140
Metals & Mining - 4.9%
Lynas Corp., Ltd. ‡^	4,950,061	11,339
Oil, Gas & Consumable Fuels - 2.4%
Brigham Exploration Co. ‡^	161,829	5,426
Pharmaceuticals - 0.5%
Ironwood Pharmaceuticals, Inc. - Class A ‡^	81,311	1,189
Professional Services - 7.6%
Advisory Board Co. ‡^	119,759	5,595
Corporate Executive Board Co. ^	123,089	4,905
CoStar Group, Inc. ‡^	102,857	6,996
Real Estate Management & Development - 0.2%
Consolidated-Tomoka Land Co. ^	14,745	456
Semiconductors & Semiconductor Equipment - 1.6%
Tessera Technologies, Inc. ‡^	181,686	3,590
Software - 6.7%
Blackboard, Inc. ‡^	44,638	2,148
Netsuite, Inc. ‡^	89,111	3,084
Solera Holdings, Inc.	119,227	6,557
Successfactors, Inc. ‡^	102,438	3,552
Specialty Retail - 0.9%
Citi Trends, Inc. ‡^	92,236	2,053

Total Common Stocks (cost $147,703)		213,620

SECURITIES LENDING COLLATERAL - 25.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	57,296,508	57,297
Total Securities Lending Collateral (cost $57,297)

	Principal	Value

REPURCHASE AGREEMENT - 5.0%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $11,429 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 12/01/2025, with a value of $11,663.	$11,429	11,429
Total Repurchase Agreement (cost $11,429)

Total Investment Securities (cost $219,221) #		286,698
Other Assets and Liabilities - Net		(57,658)

Net Assets		$229,040

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Morgan Stanley Small Company Growth
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)
NOTES TO SCHEDULE OF INVESTMENTS:

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a total market value of $10,036, or 4.38%, of the fund’s net assets.

‡	Non-income producing security.

§	Illiquid. These securities aggregated to $10,036, or 4.38%, of the fund’s net assets.

∧	All or a portion of this security is on loan. The value of all securities on loan is $55,981.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $219,221. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $72,702 and $5,225, respectively. Net unrealized appreciation for tax purposes is $67,477.

Δ	Restricted Security. At 04/30/2011, the fund owned the respective securities (representing 4.38% of net assets) which were restricted as to public resale:

Description	Date of Acquisition	Shares	Cost	Value	Price ¥

Twitter, Inc.	09/24/2009	123,927	$660	$1,892	$15.27
Xoom, Inc.	02/23/2010	264,130	756	607	2.30
Ning, Inc.	03/19/2008	108,208	774	444	4.10
Better Place	01/25/2010	289,277	868	868	3.00
Castlight Health, Inc.	06/04/2010	193,841	797	797	4.11
Youku.com, Inc. — Class A	09/16/2010	1,712,512	852	5,428	3.17

¥	Price is not in thousands.
DEFINITION:

ADR	American Depositary Receipt
VALUATION SUMMARY: Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$185,513	$21,014	$7,093	$213,620
Preferred Stocks	1,409	—	2,943	4,352
Repurchase Agreement	—	11,429	—	11,429
Securities Lending Collateral	57,297	—	—	57,297

Total	$244,219	$32,443	$10,036	$286,698

Level 3 Rollforward — Investment Securities

										Net Change in
										Unrealized
										Appreciation/
										(Depreciation)
						Net Change in				on
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending	Investments
	Balance at			Discounts/	Realized	Appreciation	into	out of	Balance at	Held at
Securities	10/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	/(Depreciation)	Level 3	Level 3	04/30/2011	04/30/2011

Common Stocks	$1,665	$852	$—	$—	$—	$4,576	$—	$—	$7,093	$4,576
Convertible Preferred Stocks	852	—	(852)	—	—	—	—	—	—	—
Preferred Stocks	2,298	—	(444)	—	t	1,089	—	—	2,943	1,089

Total	$4,815	$852	$(1,296)	$—	$ t	$5,665	$—	$—	$10,036	$5,665

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

t	Value rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Neuberger Berman International
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 98.9%
Australia - 1.6%
Centamin Egypt, Ltd. ‡	1,938,100	$4,220
Fortescue Metals Group, Ltd.	681,745	4,595
Whitehaven Coal, Ltd. ^	300,087	2,112
Austria - 0.7%
Vienna Insurance Group AG Wiener Versicherung Gruppe ^	75,922	4,532
Belgium - 3.5%
Anheuser-Busch InBev NV ^	61,350	3,911
Anheuser-Busch InBev NV - STRIP VVPR ‡	130,726	1
Colruyt SA	86,270	4,979
Omega Pharma ^	111,980	5,739
Telenet Group Holding NV ‡	166,278	8,267
Brazil - 2.7%
Banco Santander Brasil SA ADR ‡	349,600	4,059
HRT Participacoes em Petroleo SA	2,900	2,968
Porto Seguro SA	413,500	6,965
Totvs SA	201,425	3,841
Canada - 8.4%
Cenovus Energy, Inc.	87,200	3,353
Corus Entertainment, Inc. - Class B	248,210	5,218
Crescent Point Energy Corp. ∧	94,500	4,291
Eldorado Gold Corp.	305,600	5,688
MacDonald Dettwiler & Associates, Ltd.	164,165	9,892
Neo Material Technologies, Inc. ‡	582,400	6,026
Peyto Exploration & Development Corp. ∧	225,125	4,792
Potash Corp., of Saskatchewan, Inc.	55,800	3,152
Silver Wheaton Corp.	224,000	9,115
Vermilion Energy, Inc. ^	76,200	4,091
Cayman Islands - 0.8%
China Liansu Group Holdings, Ltd. ‡	5,898,900	5,492
Chile - 1.2%
Sociedad Quimica y Minera de Chile SA - Series B ADR	129,485	7,902
China - 1.4%
Bank of China, Ltd.	10,932,400	6,053
China Vanke Co., Ltd.	2,479,000	3,511
Cyprus - 0.9%
ProSafe SE ^	703,270	5,710
Denmark - 3.1%
Novo Nordisk A/S - Class B	54,297	6,864
Sydbank A/S	245,725	7,125
Tryg A/S ^	103,815	6,629
France - 9.0%
Alcatel-Lucent ‡^	1,235,080	7,963
Arkema SA	84,808	8,837
BNP Paribas	79,455	6,288
CFAO SA ^	84,030	3,379
Cie Generale des Etablissements Michelin - Class B	38,710	3,880
CNP Assurances	252,750	5,801
Eutelsat Communications SA	159,734	6,891
LVMH Moet Hennessy Louis Vuitton SA	31,015	5,570
Sodexo	144,395	11,251
Germany - 8.0%
Brenntag AG ‡	76,580	9,414
Deutsche Boerse AG	96,112	7,986
Deutsche Telekom AG	398,215	6,615
Fresenius Medical Care AG & Co., KGaA	123,046	9,671
HeidelbergCement AG	36,200	2,768
Linde AG	49,794	8,968
Tognum AG	193,583	7,426
Hong Kong - 0.7%
China Mobile, Ltd. ADR ∧	103,365	4,764
India - 0.6%
Bank of Baroda	195,920	4,024
Ireland - 1.8%
DCC PLC	140,971	4,698
Willis Group Holdings PLC ^	169,600	7,008
Japan - 9.6%
Brother Industries, Ltd.	428,200	6,557
Circle K Sunkus Co., Ltd.	280,900	4,338
Jupiter Telecommunications Co., Ltd. §	9,940	10,683
KDDI Corp. ^	969	6,469
Kenedix Realty Investment Corp. REIT	1,402	5,959
Makita Corp. ^	124,700	5,734
Nihon Kohden Corp. §	423,200	8,988
Nippon Electric Glass Co., Ltd.	638,600	9,668
Sundrug Co., Ltd. ^	181,400	5,131
Jersey, Channel Islands - 2.2%
Experian Group, Ltd.	764,655	10,318
Informa PLC	640,011	4,466
Korea, Republic of - 3.2%
Hyundai Mobis	36,296	12,159
Samsung Electronics Co., Ltd.	6,101	5,084
Shinhan Financial Group Co., Ltd.	74,700	3,660
Luxembourg - 0.8%
Subsea 7 SA ^	191,853	5,046
Netherlands - 9.0%
Akzo Nobel NV ^	109,070	8,472
Fugro NV	72,775	6,675
Koninklijke Ahold NV	500,448	7,026
Nutreco NV	120,445	9,375
Sligro Food Group NV ^§	189,183	7,033
TNT NV	269,756	6,643
Unilever NV	250,803	8,254
USG People NV ‡	303,900	6,016
Norway - 1.7%
DnB NOR ASA ^	683,705	11,116
South Africa - 1.1%
MTN Group, Ltd.	336,215	7,477
Sweden - 1.4%
Elekta AB - Class B	120,895	5,510
Telefonaktiebolaget LM Ericsson - Class B	237,585	3,608
Switzerland - 10.2%
Bucher Industries AG	29,907	7,295
Credit Suisse Group AG	176,302	8,012
Givaudan SA ‡	7,709	8,573
Nestle SA	110,408	6,854
Novartis AG	110,666	6,570
Roche Holding AG	44,172	7,164
SGS SA	4,649	9,228
Sulzer AG	78,061	14,070
Turkey - 0.7%
Sinpas Gayrimenkul Yatirim Ortakligi AS REIT ‡	3,276,911	4,697
United Kingdom - 14.6%
Amlin PLC	1,162,074	8,128
Antofagasta PLC	78,099	1,796
Avanti Communications Group PLC ^	287,871	2,236
BG Group PLC	316,720	8,156
Bunzl PLC	266,000	3,312
Chemring Group PLC	1,023,505	11,480
Fidessa Group PLC §	115,882	3,414
Jazztel PLC ‡^	1,198,385	7,331
Mitie Group PLC ^	1,726,070	6,112
Reed Elsevier PLC	651,884	5,775
Rio Tinto PLC ADR	82,300	6,025
RPS Group PLC §	1,359,973	5,191
Synergy Health PLC §	345,452	4,884
Travis Perkins PLC	209,369	3,771
Tullow Oil PLC	270,847	6,498
Vodafone Group PLC	4,568,494	13,207

Total Common Stocks (cost $483,611)		655,539

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Neuberger Berman International
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

RIGHT - 0.0% ∞
Brazil - 0.0% ∞
HRT Participacoes em Petroleo SA ‡§	835	$5
Total Right (cost $—)

WARRANT - 0.0% ∞
Italy - 0.0% ∞
UBI Banca SCpA ‡ ∧
Expiration: 06/30/2011
Exercise Price: 12.30 EUR	138,395	t
Total Warrant (cost $ )

SECURITIES LENDING COLLATERAL - 10.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, .24%▲	68,431,038	68,431
Total Securities Lending Collateral (cost $68,431)

	Principal	Value

REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $5,327 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 04/01/2025, with a value of $5,437.	$5,327	$5,327
Total Repurchase Agreement (cost $5,327)

Total Investment Securities (cost $557,369) #		729,302
Other Assets and Liabilities - Net		(66,217)

Net Assets		$663,085

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value

Chemicals	7.1%	$51,930
Commercial Banks	5.8	42,325
Insurance	5.4	39,063
Oil, Gas & Consumable Fuels	5.0	36,266
Media	4.5	33,033
Wireless Telecommunication Services	4.3	31,917
Metals & Mining	4.3	31,439
Food Products	3.3	24,483
Diversified Telecommunication Services	3.3	24,449
Food & Staples Retailing	3.3	24,169
Machinery	2.9	21,365
Pharmaceuticals	2.8	20,598
Health Care Equipment & Supplies	2.8	20,237
Professional Services	2.7	19,546
Auto Components	2.7	19,418
Energy Equipment & Services	2.4	17,431
Commercial Services & Supplies	2.4	17,319
Software	2.4	17,147
Trading Companies & Distributors	2.3	16,497
Health Care Providers & Services	2.0	14,555
Communications Equipment	1.6	11,571
Aerospace & Defense	1.6	11,480
Hotels, Restaurants & Leisure	1.5	11,251
Real Estate Investment Trusts	1.5	10,656
Electronic Equipment & Instruments	1.3	9,668
Capital Markets	1.1	8,012
Diversified Financial Services	1.1	7,986
Electrical Equipment	1.0	7,426
Air Freight & Logistics	0.9	6,643
Office Electronics	0.9	6,557
Household Durables	0.8	5,734
Textiles, Apparel & Luxury Goods	0.8	5,570
Building Products	0.8	5,492
Semiconductors & Semiconductor Equipment	0.7	5,084
Industrial Conglomerates	0.6	4,698
Multiline Retail	0.6	4,338
Beverages	0.5	3,912
Real Estate Management & Development	0.5	3,511
Construction Materials	0.4	2,768

Investment Securities, at Value	89.9	655,544
Short-Term Investments	10.1	73,758

Total Investments	100.0%	$729,302

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Neuberger Berman International
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

^	All or a portion of this security is on loan. The value of all securities on loan is $65,203.

∞	Percentage rounds to less than 0.1%.

§	Illiquid. These securities aggregated to $40,198, or 6.06%, of the fund’s net assets.

t	Amount rounds to less than $1.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $557,369. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $177,392 and $5,459, respectively. Net unrealized appreciation for tax purposes is $171,933.
DEFINITIONS:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

STRIP VVPR	Is a coupon which, if presented along with the corresponding coupon of the share, allows to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company.
VALUATION SUMMARY: Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$86,845	$568,694	$—	$655,539
Repurchase Agreement	—	5,327	—	5,327
Right	—	5	—	5
Securities Lending Collateral	68,431	—	—	68,431
Warrant	—	t	—	t

Total	$155,276	$574,026	$—	$729,302

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Oppenheimer Developing Markets
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

PREFERRED STOCKS - 0.9%
Brazil - 0.8%
Lojas Americanas SA, 0.64% ▲	577,390	$5,138
Colombia - 0.1%
Banco Davivienda SA, 1.67% ▲	56,133	666

Total Preferred Stocks (cost $3,963)		5,804

COMMON STOCKS - 95.1%
Bermuda - 1.9%
Credicorp, Ltd.	33,700	3,253
Dairy Farm International Holdings, Ltd.	266,542	2,356
VimpelCom, Ltd. ADR	455,950	6,643
Brazil - 13.5%
Anhanguera Educacional Participacoes SA	131,100	2,917
B2W Cia Global Do Varejo	275,000	3,776
B2W Cia Global Do Varejo (Subscription Receipts) ‡§	114,204	1,599
BM&FBOVESPA SA	1,248,246	9,371
Cia Brasileira de Distribuicao Grupo Pao de Acucar - Class A ADR ^	179,460	8,158
Cia de Bebidas das Americas ADR ^	186,000	6,060
Cyrela Brazil Realty SA Empreendimentos e Participacoes	363,700	3,817
Diagnosticos da America SA ‡	285,200	3,816
Embraer SA ADR ‡^	242,320	7,871
Estacio Participacoes SA	237,800	3,476
Kroton Educacional SA	1,300	17
Multiplan Empreendimentos Imobiliarios SA	114,700	2,388
Natura Cosmeticos SA	237,000	6,674
Petroleo Brasileiro SA - Class A ADR	555,400	18,534
Vale SA - Class B ADR ^	338,060	10,108
Cayman Islands - 4.4%
Ambow Education Holding, Ltd. ADR ‡	76,490	558
Baidu, Inc. ADR ‡	13,570	2,015
Ctrip.com International, Ltd.ADR ‡	61,760	3,009
Eurasia Drilling Co., Ltd. GDR	4,870	164
Eurasia Drilling Co., Ltd. -144A GDR ə	4,400	148
Li Ning Co., Ltd.	1,753,000	2,993
Netease.com ADR ‡^	58,810	2,898
New Oriental Education & Technology Group ADR ‡^	16,710	2,083
Tencent Holdings, Ltd.	265,400	7,588
Tingyi Cayman Islands Holding Corp.	2,101,000	5,586
Want Want China Holdings, Ltd.	1,649,000	1,480
Chile - 0.9%
Banco Santander Chile ‡	24,889,753	2,195
Cencosud SA	428,704	3,375
China - 1.4%
China Shenhua Energy Co., Ltd. - Class H	1,591,000	7,426
PetroChina Co., Ltd.	644,000	922
Shanghai Zhenhua Heavy Industries Co., Ltd. ‡	1,229,770	749
Colombia - 0.9%
Almacenes Exito SA	50,469	776
Almacenes Exito SA -144A GDR ə	101,100	1,554
BanColombia SA ADR	58,560	3,880
Denmark - 2.0%
Carlsberg AS - Class B	109,596	13,016
Egypt - 0.8%
Commercial International Bank Egypt SAE	570,577	2,641
Eastern Co. ‡	39,982	693
Egyptian Financial Group-Hermes Holding	538,555	1,630
France - 0.6%
CFAO SA	105,232	4,232
Hong Kong - 5.5%
AIA Group, Ltd. ‡	1,665,000	5,628
China Resources Enterprise, Ltd.	1,137,000	4,553
CNOOC, Ltd.	4,887,000	12,056
Hang Lung Group, Ltd.	501,750	3,379
Hang Lung Properties, Ltd.	961,549	4,278
Hong Kong Exchanges & Clearing, Ltd.	254,200	5,800
India - 14.0%
Asian Paints, Ltd.	33,486	2,102
Cipla, Ltd.	334,003	2,342
Colgate Palmolive Co.	198,553	4,073
Dabur India, Ltd.	793,065	1,812
Divi’s Laboratories, Ltd.	95,782	1,532
Godrej Consumer Products, Ltd.	83,052	716
HDFC Bank, Ltd. ADR ^	34,540	5,944
Hindustan Unilever, Ltd.	1,356,837	8,772
Housing Development Finance Corp.	654,259	10,476
IBN18 Broadcast, Ltd. ‡	171,473	364
ICICI Bank, Ltd. ADR	135,240	6,816
Infosys Technologies, Ltd.	386,532	25,352
Jain Irrigation Systems, Ltd.	164,360	680
Marico, Ltd.	837,725	2,708
Network 18 Media & Investments, Ltd. ‡	12,994	48
Sun Pharmaceuticals Industries, Ltd.	364,385	3,831
Tata Consultancy Services, Ltd.	289,263	7,606
Television Eighteen India, Ltd. ‡	222,685	407
Zee Entertainment Enterprises, Ltd.	1,978,252	6,013
Zee Learn, Ltd. ‡	178,613	92
Indonesia - 2.0%
Astra International PT	718,100	4,708
Bank Central Asia PT	2,048,400	1,770
Kalbe Farma PT	782,000	326
Telekomunikasi Indonesia PT	4,034,175	3,627
Unilever Indonesia PT	1,641,500	2,933
Korea, Republic of - 5.2%
MegaStudy Co., Ltd.	13,235	1,881
NHN Corp. ‡	101,836	20,194
Shinsegae Co., Ltd. ə^	46,575	11,734
Luxembourg - 1.6%
Oriflame Cosmetics SA ^	26,568	1,501
Tenaris SA ADR ^	180,100	9,147
Mexico - 11.4%
America Movil SAB de CV - Series L ADR	451,590	25,831
Fomento Economico Mexicano SAB de CV	1,488,355	9,359
Fomento Economico Mexicano SAB de CV ADR	215,800	13,575
Grupo Financiero Inbursa SA - Class O ^	686,939	3,595
Grupo Modelo SAB de CV - Series C ^	807,031	5,114
Grupo Televisa SA ADR ‡	261,570	6,204
Wal-Mart de Mexico SAB de CV - Series V ^	3,450,401	10,790
Norway - 0.3%
DNO International ASA ‡	1,263,600	1,895
Peru - 0.0% ¥
Alicorp SA	61,000	114
Philippines - 2.8%
Jollibee Foods Corp.	1,317,300	2,908
Philippine Long Distance Telephone Co.	52,415	3,044
SM Investments Corp.	259,050	3,504
SM Prime Holdings, Inc.	32,778,570	9,187
Russian Federation - 4.0%
Magnit OJSC	95,863	12,462
Novatek OAO GDR	69,100	9,745
Novatek OAO -144A GDR ə	28,700	4,047
South Africa - 6.5%
Anglo Platinum, Ltd. ^	90,293	9,174
Impala Platinum Holdings, Ltd.	488,336	15,251
JSE, Ltd.	36,021	360
MTN Group, Ltd.	494,986	11,007
Standard Bank Group, Ltd.	449,772	7,059
Taiwan - 5.3%
Epistar Corp.	2,227,500	7,381
High Tech Computer Corp.	304,537	13,824

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica Oppenheimer Developing Markets
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

Taiwan (continued)
Mediatek, Inc.	293,922	$3,248
Synnex Technology International Corp.	1,373,801	3,507
Taiwan Semiconductor Manufacturing Co., Ltd.	2,726,459	6,969
Thailand - 0.6%
CP ALL PCL	245,400	356
Siam Commercial Bank PCL	973,100	3,781
Turkey - 3.7%
Anadolu Efes Biracilik Ve Malt Sanayii AS	144,659	2,226
Bim Birlesik Magazalar AS	123,946	4,319
Enka Insaat VE Sanayi AS	1,732,902	7,587
Haci Omer Sabanci Holding AS	1,248,746	6,683
Turkiye Garanti Bankasi AS	636,537	3,298
United Kingdom - 5.8%
Anglo American PLC	168,698	8,843
Antofagasta PLC	68,450	1,574
Cairn Energy PLC ‡	940,299	7,114
SABMiller PLC	287,720	10,749
Tullow Oil PLC	401,460	9,632

Total Common Stocks (cost $469,758)		622,962

SECURITIES LENDING COLLATERAL - 7.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	45,873,790	45,874
Total Securities Lending Collateral (cost $45,874)

	Principal	Value

REPURCHASE AGREEMENT - 4.8%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $31,275 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 04/01/2025, with a value of $31,902.	$31,275	31,275
Total Repurchase Agreement (cost $31,275)

Total Investment Securities (cost $550,870) #		705,915
Other Assets and Liabilities - Net		(51,050)

Net Assets		$654,865

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value

Oil, Gas & Consumable Fuels	10.1%	$71,519
Beverages	8.5	60,099
Food & Staples Retailing	7.9	55,880
Metals & Mining	6.4	44,950
Commercial Banks	6.4	44,898
Wireless Telecommunication Services	5.7	39,882
IT Services	4.7	32,958
Internet Software & Services	4.6	32,695
Diversified Financial Services	3.2	22,214
Real Estate Management & Development	2.7	19,232
Semiconductors & Semiconductor Equipment	2.5	17,598
Household Products	2.2	15,778
Computers & Peripherals	2.0	13,824
Personal Products	1.9	13,411
Media	1.9	13,036
Industrial Conglomerates	1.6	11,091
Diversified Consumer Services	1.6	11,024
Thrifts & Mortgage Finance	1.5	10,476
Diversified Telecommunication Services	1.5	10,270
Energy Equipment & Services	1.3	9,311
Aerospace & Defense	1.1	7,871
Food Products	1.0	7,180
Pharmaceuticals	0.9	6,499
Hotels, Restaurants & Leisure	0.8	5,917
Insurance	0.8	5,628
Internet & Catalog Retail	0.8	5,375
Multiline Retail	0.7	5,138
Automobiles	0.7	4,708
Distributors	0.6	4,553
Auto Components	0.6	4,232
Household Durables	0.5	3,817
Health Care Providers & Services	0.5	3,816
Electronic Equipment & Instruments	0.5	3,507
Leisure Equipment & Products	0.4	2,993
Chemicals	0.3	2,102
Capital Markets	0.2	1,630

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica Oppenheimer Developing Markets
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Percentage of
INVESTMENTS BY INDUSTRY (continued):	Total Investments	Value

Life Sciences Tools & Services	0.2%	$1,532
Machinery	0.2	1,429
Tobacco	0.1	693

Investment Securities, at Value	89.1	628,766
Short-Term Investments	10.9	77,149

Total Investments	100.0%	$705,915

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

^	All or a portion of this security is on loan. The value of all securities on loan is $44,454.

ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a total market value of $17,483, or 2.67%, of the fund’s net assets.

§	Illiquid. This security had a market value of $1,599, or 0.24%, of the fund’s net assets.

¥	Percentage rounds to less than 0.1%.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $550,870. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $161,283 and $6,238, respectively. Net unrealized appreciation for tax purposes is $155,045.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2011, these securities aggregated $5,749, or 0.88%, of the fund’s net assets.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

OAO	Otkrytoe Aktsionernoe Obschestvo (Russian: Open Joint Stock Corporation)

OJSC	Open Joint Stock Company
VALUATION SUMMARY: э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011
Common Stocks	$214,016	$408,946	$—	$622,962
Preferred Stocks	5,804	—	—	5,804
Repurchase Agreement	—	31,275	—	31,275
Securities Lending Collateral	45,874	—	—	45,874

Total	$265,694	$440,221	$—	$705,915

э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica Oppenheimer Small- & Mid-Cap Value
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 92.3%
Aerospace & Defense - 1.9%
Aercap Holdings NV ‡^	209,280	$2,997
Goodrich Corp.	41,860	3,699
Airlines - 1.3%
United Continental Holdings, Inc. ‡^	209,280	4,776
Auto Components - 3.8%
Lear Corp.	111,620	5,709
Tenneco, Inc. ‡^	55,810	2,579
WABCO Holdings, Inc. ‡^	69,760	5,152
Beverages - 1.0%
Molson Coors Brewing Co. - Class B ^	69,600	3,393
Capital Markets - 1.1%
Affiliated Managers Group, Inc. ‡	34,884	3,805
Chemicals - 2.0%
Celanese Corp. - Series A ^	139,520	6,965
Commercial Banks - 6.0%
Associated Banc-Corp. ^	69,760	1,018
Comerica, Inc.^	139,520	5,292
Fifth Third Bancorp	348,800	4,629
First Niagara Financial Group, Inc.	250,814	3,612
M&T Bank Corp. ^	41,860	3,699
TCF Financial Corp. ^	209,280	3,263
Computers & Peripherals - 0.7%
Seagate Technology PLC	141,240	2,489
Containers & Packaging - 2.9%
Owens-Illinois, Inc. ‡^	111,620	3,312
Rock-Tenn Co. - Class A ^	104,640	7,227
Diversified Consumer Services - 0.4%
Coinstar, Inc. ‡^	28,270	1,526
Diversified Financial Services - 2.7%
CIT Group, Inc. ‡	111,620	4,739
Fifth Street Finance Corp. ^	99,330	1,324
Invesco, Ltd.	139,520	3,470
Electric Utilities - 4.1%
Cleco Corp. ^	167,420	5,877
NV Energy, Inc.	348,800	5,298
Pepco Holdings, Inc. ^	181,380	3,495
Electrical Equipment - 3.8%
Babcock & Wilcox Co. ‡	108,320	3,402
Cooper Industries PLC - Class A	69,760	4,601
General Cable Corp. ‡^	111,620	5,413
Electronic Equipment & Instruments - 1.8%
Arrow Electronics, Inc. ‡	42,000	1,915
Jabil Circuit, Inc.	222,660	4,417
Energy Equipment & Services - 4.1%
Ensco PLC ADR ^	90,690	5,407
Nabors Industries, Ltd. ‡	167,420	5,130
Tidewater, Inc. ^	69,760	4,151
Food & Staples Retailing - 0.6%
Kroger Co.	83,710	2,035
Food Products - 3.0%
Adecoagro SA ‡	279,040	3,443
Chiquita Brands International, Inc. ‡^	97,660	1,555
ConAgra Foods, Inc. ^	139,520	3,411
Sara Lee Corp. ^	139,520	2,679
Gas Utilities - 1.8%
AGL Resources, Inc.	97,660	4,054
EQT Corp.	41,860	2,202
Health Care Equipment & Supplies - 2.0%
Hospira, Inc. ‡	125,570	7,124
Health Care Providers & Services - 5.7%
Aetna, Inc.	55,810	2,309
DaVita, Inc. ‡	41,857	3,687
Humana, Inc. ‡	69,760	5,310
Quest Diagnostics, Inc.	69,760	3,933
Universal Health Services, Inc. - Class B ^	97,390	5,335
Hotels, Restaurants & Leisure - 1.9%
Bally Technologies, Inc. ‡^	83,710	3,264
Pinnacle Entertainment, Inc. ‡^	251,141	3,486
Household Durables - 2.3%
Mohawk Industries, Inc. ‡^	69,760	4,188
Newell Rubbermaid, Inc.	209,280	3,989
Household Products - 2.0%
Church & Dwight Co., Inc. ^	41,860	3,453
Energizer Holdings, Inc. ‡^	48,828	3,688
Independent Power Producers & Energy Traders - 1.1%
Constellation Energy Group, Inc.	111,620	4,065
Insurance - 5.0%
ACE, Ltd.	83,708	5,630
AON Corp. ^	69,760	3,639
Everest RE Group, Ltd.	55,804	5,085
Genworth Financial, Inc. - Class A ‡^	279,040	3,401
Internet Software & Services - 0.7%
VeriSign, Inc. ^	69,760	2,578
IT Services - 0.9%
Teletech Holdings, Inc. ‡^	167,427	3,327
Leisure Equipment & Products - 1.7%
Mattel, Inc.	222,730	5,951
Machinery - 2.7%
AGCO Corp. ‡^	69,760	4,017
Ingersoll-Rand PLC ^	111,620	5,637
Media - 1.2%
Cablevision Systems Corp. - Class A	125,210	4,411
Metals & Mining - 1.7%
Allegheny Technologies, Inc. ^	83,710	6,027
Multi-Utilities - 1.5%
CMS Energy Corp. ^	279,038	5,525
Oil, Gas & Consumable Fuels - 6.1%
Bill Barrett Corp. ‡^	97,660	4,075
Consol Energy, Inc.	55,810	3,019
Noble Energy, Inc.	55,810	5,373
Plains Exploration & Production Co. ‡	111,620	4,246
Whiting Petroleum Corp. ‡	69,760	4,848
Pharmaceuticals - 1.0%
Mylan, Inc. ‡^	139,520	3,477
Real Estate Investment Trusts - 2.4%
BioMed Realty Trust, Inc. ^	209,276	4,152
ProLogis ^	279,040	4,546
Road & Rail - 0.8%
Swift Transportation Co. - Class A ‡^	211,370	2,966
Semiconductors & Semiconductor Equipment - 3.7%
Atmel Corp. ‡^	209,280	3,202
Avago Technologies, Ltd.	83,710	2,801
MagnaChip Semiconductor Corp. ‡^	32,630	455
Marvell Technology Group, Ltd. ‡^	279,040	4,306
Xilinx, Inc. ^	69,760	2,432

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica Oppenheimer Small- & Mid-Cap Value
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

Software - 1.4%
Aspen Technology, Inc. ‡^	139,520	$2,091
Electronic Arts, Inc. ‡^	139,730	2,820
Specialty Retail - 1.1%
Children’s Place Retail Stores, Inc. ‡^	41,860	2,225
Talbots, Inc. ‡^	348,800	1,877
Textiles, Apparel & Luxury Goods - 1.4%
Phillips-Van Heusen Corp.	69,760	4,912
Wireless Telecommunication Services - 1.0%
NII Holdings, Inc. ‡	83,710	3,481

Total Common Stocks (cost $260,964)		329,523

SECURITIES LENDING COLLATERAL - 25.7%
State Street Navigator Securities Lending
Trust - Prime Portfolio, 0.24% ▲	91,868,463	91,868
Total Securities Lending Collateral (cost $91,868)

	Principal	Value

REPURCHASE AGREEMENT - 7.6%
State Street Bank & Trust Co. 0.01% ▲ , dated 04/29/2011, to be repurchased at $27,105 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 04/01/2025, with a value of $27,648.	$27,105	27,105
Total Repurchase Agreement (cost $27,105)

Total Investment Securities (cost $379,937) #		448,496
Other Assets and Liabilities — Net		(91,438)

Net Assets		$357,058

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $89,726.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $379,937. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $70,914 and $2,355, respectively. Net unrealized appreciation for tax purposes is $68,559.
DEFINITION:

ADR	American Depositary Receipt
VALUATION SUMMARY: э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$296,518	$33,005	$—	$329,523
Repurchase Agreement	—	27,105	—	27,105
Securities Lending Collateral	91,868	—	—	91,868

Total	$388,386	$60,110	$—	$448,496

э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)

		Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 74.2%
U.S. Treasury Inflation Indexed Bond
0.13%, 04/15/2016		$19,896	$20,519
1.13%, 01/15/2021		3,034	3,146
1.75%, 01/15/2028		20,804	21,742
2.00%, 01/15/2026		28,758	31,405
2.38%, 01/15/2025 g		27,699	31,735
2.38%, 01/15/2027		9,808	11,172
2.50%, 01/15/2029		41	48
3.38%, 04/15/2032		623	824
3.63%, 04/15/2028		41,190	54,336
3.88%, 04/15/2029 •		49,741	68,118
U.S. Treasury Inflation Indexed Note
0.50%, 04/15/2015		12,557	13,264
0.63%, 04/15/2013		1,256	1,321
1.25%, 04/15/2014		1,568	1,694
1.38%, 01/15/2020 g		6,548	7,010
1.63%, 01/15/2015 g		30,009	33,017
1.63%, 01/15/2018		15,735	17,321
1.88%, 07/15/2013 - 07/15/2019		86,317	95,323
2.00%, 04/15/2012 - 07/15/2014		42,275	45,962
2.00%, 01/15/2014 g		39,520	43,469
2.00%, 01/15/2016 g		37,122	41,736
2.13%, 01/15/2019		21	23
2.38%, 01/15/2017 g		48,437	55,615
2.63%, 07/15/2017		6,938	8,118
3.00%, 07/15/2012		8,121	8,684
3.38%, 01/15/2012		27,727	28,995

Total U.S. Government Obligations (cost $610,971)			644,597

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.6%
Fannie Mae
0.36%, 08/25/2034 *		118	112
0.89%, 02/25/2041 *		3,798	3,827
1.51%, 10/01/2044 *		44	45
Freddie Mac
0.45%, 02/15/2019 *		1,533	1,531

Total U.S. Government Agency Obligations (cost $5,515)			5,515

FOREIGN GOVERNMENT OBLIGATIONS - 2.1%
Australia Government Bond
2.50%, 09/20/2030	AUD	900	992
3.00%, 09/20/2025	AUD	5,500	6,658
4.00%, 08/20/2020	AUD	1,800	3,272
Italy Buoni Poliennali Del Tesoro
2.10%, 09/15/2016 - 09/15/2021	EUR	3,151	4,586
New South Wales Treasury Corp.
2.75%, 11/20/2025	AUD	2,200	2,566

Total Foreign Government Obligations (cost $14,964)			18,074

MORTGAGE-BACKED SECURITIES - 3.7%
Arran Residential Mortgages Funding PLC
Series 2010-1A, Class A1B
2.29%, 05/16/2047 - 144A *		$464	688
Series 2011-1A, Class A1B
2.62%, 11/19/2047 - 144A *		3,800	5,631
Series 2011-1A, Class A2B
2.87%, 11/19/2047 - 144A *§		7,900	11,701
Banc of America Commercial Mortgage, Inc.
Series 2007-3, Class A2
5.80%, 06/10/2049 *		138	143
Series 2007-3, Class A2FL
0.37%, 06/10/2049 - 144A *		138	132
Series 2007-5, Class A4
5.49%, 02/10/2051		530	576
Banc of America Mortgage Securities, Inc.
Series 2004-1, Class 5A1
6.50%, 09/25/2033		35	37
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-2, Class A1
2.71%, 03/25/2035 *		695	665
Series 2005-2, Class A2
2.73%, 03/25/2035 *		215	205
Series 2005-5, Class A1
2.34%, 08/25/2035 *		221	212
Series 2005-5, Class A2
2.40%, 08/25/2035 *		387	365
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1
2.37%, 08/25/2035 *		272	255
Series 2005-6, Class A2
2.56%, 08/25/2035 *		331	294
Series 2005-6, Class A3
2.21%, 08/25/2035 *		46	43
Series 2005-11, Class A1A
2.66%, 12/25/2035 *		36	32
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD5, Class A4
5.89%, 11/15/2044 *		400	443
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-3, Class 1A2
0.50%, 04/25/2035 *		1,074	713
Series 2005-R2, Class 1AF1
0.55%, 06/25/2035 - 144A *		228	215
Granite Master Issuer PLC
Series 2006-3, Class A3
0.25%, 12/20/2054 *		786	749
Series 2006-3, Class A7
0.31%, 12/20/2054 *		205	195
Greenpoint Mortgage Funding Trust
Series 2005-AR1, Class A2
0.43%, 06/25/2045 *		424	294
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
2.79%, 09/25/2035 *		717	691
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB17, Class A4
5.43%, 12/12/2043		510	557
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class A3
5.87%, 09/15/2045 *		200	219
MASTR Alternative Loans Trust
Series 2006-2, Class 2A1
0.61%, 03/25/2036 *		694	250
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-9, Class A4
5.70%, 09/12/2049		300	327
Morgan Stanley Capital I
Series 2007-IQ15, Class A4
6.07%, 06/11/2049 *		1,200	1,316

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

		Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Permanent Master Issuer PLC
Series 2011-1A, Class 1A3
2.62%, 07/15/2042 - 144A *		$400	$593
Residential Accredit Loans, Inc.
Series 2006-QO6, Class A1
0.39%, 06/25/2046 *		1,109	444
Sequoia Mortgage Trust
Series 5, Class A
0.56%, 10/19/2026 *		117	101
Structured Asset Mortgage Investments, Inc.
Series 2006-AR5, Class 1A1
0.42%, 05/25/2046 *		982	543
Wachovia Bank Commercial Mortgage Trust
Series 2006-C23, Class A4
5.42%, 01/15/2045 *		720	786
Series 2006-C28, Class A4
5.57%, 10/15/2048		400	436
WaMu Mortgage Pass-Through Certificates
Series 2003-AR9, Class 2A
2.78%, 09/25/2033 *		700	701
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR8, Class 2A1
2.90%, 04/25/2036 *		2,024	1,826

Total Mortgage-Backed Securities (cost $31,494)			32,378

ASSET-BACKED SECURITIES - 1.2%
ARES CLO Funds
Series 2006-6RA, Class A1B
0.54%, 03/12/2018 - 144A *		890	856
Countrywide Asset-Backed Certificates
Series 2005-13, Class 3AV3
0.46%, 04/25/2036 *		271	241
CSAB Mortgage Backed Trust
Series 2006-1, Class A6A
6.17%, 06/25/2036 *		1,194	811
Duane Street CLO
Series 2005-1A, Class A2
0.52%, 11/08/2017 - 144A * ə		485	464
Equity One, Inc.
Series 2004-1, Class AV2
0.51%, 04/25/2034 *		47	36
Gazprom OAO Via GAZ Capital SA
5.09%, 11/29/2015 - 144A		500	523
Series 16
7.34%, 04/11/2013 - 144A		300	330
Harvest CLO SA
Series IX, Class A1
2.00%, 03/29/2017 * ə		303	428
Magnolia Funding, Ltd.
Series 2010-1A, Class A1
3.00%, 04/20/2017 - 144A ə		397	590
Morgan Stanley Mortgage Loan Trust
Series 2006-12XS, Class A6A
5.73%, 10/25/2036 *		454	264
Saxon Asset Securities Trust
Series 2003-1, Class AF7
4.03%, 06/25/2033 *		520	484
SLM Student Loan Trust
Series 2003-6, Class A4
0.51%, 12/17/2018 *		680	678
Series 2009-B, Class A1
6.22%, 07/15/2042 - 144A *		2,971	2,857
Series 2010-B, Class A1
2.14%, 08/15/2016 - 144A *		1,181	1,181
Truman Capital Mortgage Loan Trust
Series 2004-1, Class A1
0.55%, 01/25/2034 - 144A *		♦	♦
Wood Street CLO BV
Series II-A, Class A1
1.76%, 03/29/2021 - 144A * ə		296	403

Total Asset-Backed Securities (cost $10,215)			10,146

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
Buckeye Tobacco Settlement Financing Authority
5.88%, 06/01/2047		500	336
Tobacco Settlement Finance Authority -Series A
7.47%, 06/01/2047		670	467
Tobacco Settlement Financing Corp. -Series A
6.00%, 06/01/2023		385	385

Total Municipal Government Obligations (cost $1,472)			1,188

PREFERRED CORPORATE DEBT SECURITIES - 0.3%
Commercial Banks - 0.3%
Wells Fargo & Co. - Series K
7.98%, 03/15/2018 * Ž ^		1,500	1,650
Wells Fargo Capital XIII
7.70%, 03/26/2013 * Ž ^		800	828

Total Preferred Corporate Debt Securities (cost $2,300)			2,478

CORPORATE DEBT SECURITIES - 17.6%
Capital Markets - 2.0%
Goldman Sachs Group, Inc.
0.76%, 03/22/2016 *^		5,455	5,255
1.39%, 11/15/2014 *	EUR	300	430
Morgan Stanley
1.39%, 11/29/2013 *	EUR	100	144
1.42%, 03/01/2013 *	EUR	1,000	1,461
2.81%, 05/14/2013 *		8,800	9,073
Morgan Stanley - Series F
0.73%, 10/18/2016 * ^		800	759
Commercial Banks - 7.1%
ANZ National International, Ltd.
0.75%, 08/19/2014 - 144A *		2,000	2,012
Banco Mercantil del Norte SA
4.38%, 07/19/2015 - 144A		100	101
Banco Santander Brazil SA
2.41%, 03/18/2014 - 144A *		7,500	7,535
Barclays Bank PLC
1.41%, 12/16/2011 *		10,600	10,600
BBVA Bancomer SA
6.50%, 03/10/2021 - 144A ^		1,900	1,940
CIT Group, Inc.
5.25%, 04/01/2014 - 144A		1,000	1,024
Commonwealth Bank of Australia
1.04%, 03/17/2014 - 144A *§		5,000	5,020
Danske Bank A/S
1.33%, 04/14/2014 - 144A *		3,800	3,800
HBOS PLC
0.51%, 09/06/2017 *		9,400	8,210
6.75%, 05/21/2018 - 144A		1,000	1,008
ICICI Bank, Ltd.
2.06%, 02/24/2014 - 144A *		600	596
National Australia Bank, Ltd.
1.01%, 04/11/2014 - 144A *^§		5,700	5,795
5.35%, 06/12/2013 - 144A		1,400	1,511
Royal Bank of Scotland PLC
2.73%, 08/23/2013 *		7,000	7,219
3.00%, 12/09/2011 - 144A ^		1,000	1,016

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

		Principal	Value

Commercial Banks (continued)
Societe Generale
1.33%, 04/11/2014 - 144A * §		$3,800	$3,805
Turkiye Garanti Bankasi AS
2.77%, 04/20/2016 - 144A *∧§		500	503
Consumer Finance - 0.7%
Ally Financial, Inc.
3.47%, 02/11/2014 *		100	101
3.67%, 06/20/2014 *		200	202
6.63%, 05/15/2012		5,000	5,200
6.88%, 09/15/2011 ∧		500	508
8.30%, 02/12/2015 ∧		100	113
SLM Corp.
5.05%, 11/14/2014		300	311
Diversified Financial Services - 3.8%
Citigroup, Inc.
7.38%, 06/16/2014	EUR	1,100	1,793
Countrywide Financial Corp.
5.80%, 06/07/2012 ∧		$500	525
Credit Agricole Home Loan SFH
1.02%, 07/21/2014 - 144A *		3,400	3,408
Ford Motor Credit Co., LLC
7.00%, 10/01/2013		1,000	1,084
7.25%, 10/25/2011 ∧		1,950	2,000
7.80%, 06/01/2012		450	476
International Lease Finance Corp.
6.50%, 09/01/2014 - 144A		600	636
6.75%, 09/01/2016 - 144A		500	533
7.13%, 09/01/2018 - 144A		1,000	1,075
JPMorgan Chase & Co.
1.02%, 05/02/2014 *		2,700	2,698
Merrill Lynch & Co., Inc.
1.62%, 01/31/2014 *	EUR	800	1,155
1.95%, 09/27/2012 *	EUR	7,400	10,704
Mystic Re, Ltd.
10.31%, 06/07/2011 - 144A * §		$1,000	1,001
SSIF Nevada, LP
0.98%, 04/14/2014 - 144A * Ə		5,700	5,695
Vita Capital III, Ltd.
1.42%, 01/01/2012 - 144A * §		400	396
Energy Equipment & Services - 0.3%
Transocean, Inc.
4.95%, 11/15/2015		2,300	2,461
Food Products - 0.7%
Tyson Foods, Inc.
10.50%, 03/01/2014		5,000	6,038
Health Care Providers & Services - 0.1%
HCA, Inc.
9.25%, 11/15/2016		1,000	1,073
Household Durables - 0.4%
Black & Decker Corp.
8.95%, 04/15/2014		3,000	3,560
Insurance - 1.6%
American International Group, Inc.
8.18%, 05/15/2058 * ∧		3,650	4,088
8.63%, 05/22/2038 - Reg S *	GBP	500	873
Marsh & McLennan Cos., Inc.
5.75%, 09/15/2015 ∧		$6,000	6,601
New York Life Global Funding
4.65%, 05/09/2013 - 144A		1,600	1,713
Pacific Life Global Funding
5.15%, 04/15/2013 - 144A		500	531
Media - 0.4%
CSC Holdings LLC
8.50%, 06/15/2015		3,200	3,492
Oil, Gas & Consumable Fuels - 0.5%
Petrobras International Finance Co.
3.88%, 01/27/2016 ∧		3,700	3,751
Petroleos Mexicanos
5.50%, 01/21/2021 ∧		800	820

Total Corporate Debt Securities (cost $145,041)			153,432

COMMERCIAL PAPER - 0.5%
Commercial Banks - 0.5%
Banco Bradesco SA
1.37%, 06/27/2011 ▲ §		3,700	3,692
Banco do Brasil SA
1.31%, 11/15/2011 ▲		250	248

Total Commercial Paper (cost $3,940)			3,940

	Shares	Value

CONVERTIBLE PREFERRED STOCK - 0.0% ∞
Commercial Banks - 0.0% ∞
Wells Fargo & Co. 7.50%, ∧	400	432
Total Convertible Preferred Stock (cost $400)

	Notional
	Amount	Value

PURCHASED SWAPTION - 0.0% ∞
Call Swaptions - 0.0% ∞
If exercised the Series receives 1.25%, and pays floating 3 month LIBOR, European Style	46,300	177
Expires 04/30/2012 §
Total Purchased Swaption (cost $145)

	Shares	Value

SECURITIES LENDING COLLATERAL - 2.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	17,852,543	17,853
Total Securities Lending Collateral (cost $17,853)

	Principal	Value

REPURCHASE AGREEMENTS - 0.5%
Barclays Capital, Inc. 0.03% ▲, dated 04/29/2011, to be repurchased at $1,900 on 05/02/2011. Collateralized by a U.S. Government Obligation, 4.50%, due 08/15/2039, with a value of $1,931.	$1,900	1,900
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $2,278 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, with a value of $2,325.	2,278	2,278

Total Repurchase Agreements (cost $4,178)		4,178

Total Investment Securities (cost $848,488) #		894,388
Other Assets and Liabilities - Net		(26,120)

Net Assets		$868,268

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

REVERSE REPURCHASE AGREEMENT - (0.6)%
BNP Paribas 0.19% ▲, dated 03/30/2011, to be repurchased at $(5,441) on 05/02/2011.	$(5,441)	$(5,441)
Total Reverse Repurchase Agreement (cost $(5,411))

	Notional
	Amount	Value

WRITTEN-OPTIONS - (0.0)% ∞
Call Options - (0.0)% ∞
10-Year U.S. Treasury Note Future	$(139)	(41)
Call Strike $122.00
Expires 05/20/2011
10-Year U.S. Treasury Note Future	(19)	(14)
Call Strike $121.00
Expires 05/20/2011
Euro Future	(90)	(27)
Call Strike $99.38
Expires 09/19/2011
Put Options - (0.0)% ∞
10-Year U.S. Treasury Note Future	(23)	(w )
Put Strike $117.00
Expires 05/20/2011
10-Year U.S. Treasury Note Future	(43)	(1)
Put Strike $116.00
Expires 05/20/2011
Euro Future	(90)	(2)
Put Strike $99.38
Expires 09/19/2011

Total Written Options (premiums: $(135))		(85)

WRITTEN SWAPTIONS:

						Premiums
		Pay/Receive	Exercise	Expiration	Notional	Paid
Description	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Received)	Value

Call - Interest Rate Swap, European Style §	2-Year OC FVA USD	Receive	0.00%	10/11/2011	$(11,800)	$(131)	$(203)
Call - Interest Rate Swap, European Style §	2-Year OC FVA USD	Receive	0.00	11/14/2011	(13,400)	(146)	(230)
Call - Interest Rate Swap, European Style §	10-Year IRO USD	Receive	0.01	10/11/2011	(5,500)	(28)	(44)
Call - Interest Rate Swap, European Style	5-Year CDX 0.8 IG15 BRC	Receive	0.80	06/15/2011	(1,100)	(3)	(2)
Call - Interest Rate Swap, European Style	5-Year CDX 0.8 IG15 UAG	Receive	0.80	06/15/2011	(600)	(2)	(1)
Call - Interest Rate Swap, European Style	10-Year IRO USD	Receive	3.50	06/13/2011	(2,500)	(14)	(33)
Put - Interest Rate Swap, European Style	10-Year IRO USD	Pay	0.00	03/10/2020	(1,800)	(14)	(9)
Put - Interest Rate Swap, European Style	10-Year IRO USD	Pay	0.00	03/12/2020	(7,600)	(64)	(34)
Put - Interest Rate Swap, European Style	10-Year IRO USD	Pay	0.00	04/07/2020	(14,200)	(127)	(65)
Put - Interest Rate Swap, European Style	10-Year IRO USD	Pay	0.00	09/29/2020	(1,700)	(22)	(8)
Put - Interest Rate Swap, European Style	5-Year CDX 1.2 IG15 BRC	Pay	1.20	06/15/2011	(1,700)	(5)	(w )
Put - Interest Rate Swap, European Style	5-Year CDX 1.2 IG15 UAG	Pay	1.20	09/21/2011	(400)	(2)	(w )
Put - Interest Rate Swap, European Style	5-Year CDX.O 1.3 MYC	Pay	1.30	09/21/2011	(1,300)	(6)	(2)
Put - Interest Rate Swap, European Style	1-Year IRO USD	Pay	2.00	04/30/2012	(92,600)	(152)	(137)
Put - Interest Rate Swap, European Style	2-Year IRO USD	Pay	2.25	09/24/2012	(1,400)	(9)	(13)
Put - Interest Rate Swap, European Style	2-Year IRO USD	Pay	2.25	09/24/2012	(67,100)	(538)	(605)
Put - Interest Rate Swap, European Style	2-Year IRO USD	Pay	2.25	09/24/2012	(3,300)	(23)	(30)
Put - Interest Rate Swap, European Style	3-Year IRO USD	Pay	3.00	06/18/2012	(8,100)	(90)	(57)
Put - Interest Rate Swap, European Style	3-Year IRO USD	Pay	3.00	06/18/2012	(10,600)	(96)	(75)
Put - Interest Rate Swap, European Style	3-Year IRO USD	Pay	3.00	06/18/2012	(16,600)	(172)	(118)
Put - Interest Rate Swap, European Style	3-Year IRO USD	Pay	3.00	06/18/2012	(7,000)	(78)	(50)
Put - Interest Rate Swap, European Style	3-Year IRO USD	Pay	3.00	06/18/2012	(13,300)	(147)	(94)
Put - Interest Rate Swap, European Style	10-Year IRO USD	Pay	4.00	06/13/2011	(2,500)	(16)	(1)
Put - Interest Rate Swap, European Style	10-Year IRO USD	Pay	10.00	07/10/2012	(1,400)	(9)	(w )
Put - Interest Rate Swap, European Style	10-Year IRO USD	Pay	10.00	07/10/2012	(2,600)	(18)	(w )

						$(1,912)	$(1,811)

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
SWAP AGREEMENTS: p
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION: (1)

				Implied Credit			Premiums	Net Unrealized
	Fixed Deal	Maturity		Spread (BP) at	Notional	Market	Paid	Appreciation
Reference Obligation	Pay Rate	Date	Counterparty	04/30/2011 (3)	Amount (4)	Value	(Received)	(Depreciation)

Black and Decker Corp., 8.95%, 04/15/2014	2.20%	06/20/2014	CBK	22.60	$3,000	$(184)	$—	$(184)
Marsh & McLennan Cos., Inc., 5.75%, 09/15/2015	0.76	09/20/2015	BRC	82.13	6,000	21	—	21
Tyson Foods, Inc., 6.60%, 03/20/2014	1.00	03/20/2014	BPS	87.82	6,000	(16)	256	(272)

						$(179)	$256	$(435)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION: (2)

	Fixed Deal			Implied Credit			Premiums	Net Unrealized
	Receive	Maturity		Spread (BP) at	Notional	Market	Paid	Appreciation
Reference Obligation	Rate	Date	Counterparty	04/30/2011 (3)	Amount (4)	Value	(Received)	(Depreciation)

20-Year Japan Government Bond, 2.00%, 03/21/2022 §	1.00%	12/20/2015	RYL	72.29	$700	$8	$14	$(6)
20-Year Japan Government Bond, 2.00%, 03/21/2022 §	1.00	12/20/2015	BOA	72.29	500	(6)	9	(15)
20-Year Japan Government Bond, 2.00%, 03/21/2022 §	1.00	12/20/2015	GST	72.29	500	(6)	9	(15)
20-Year Japan Government Bond, 2.00%, 03/21/2022 §	1.00	12/20/2015	BOA	72.29	2,900	34	59	(25)
American International Group, Inc., 6.25%, 05/01/2036	5.00	12/20/2013	DUB	87.00	6,500	694	(347)	1,041
Emerging Markets Index - Series 14, 5.00%	1.00	12/20/2015	CBK	193.73	2,500	323	302	21
Emerging Markets Index - Series 14, 5.00%	1.00	12/20/2015	RYL	193.73	600	78	78	w
Emerging Markets Index - Series 14, 5.00%	1.00	12/20/2015	UAG	193.73	1,300	168	164	4
Emerging Markets Index - Series 14, 5.00%	1.00	12/20/2015	DUB	193.73	1,100	142	146	(4)
Emerging Markets Index - Series 15, 5.00% §	1.00	06/20/2016	BRC	201.69	8,900	1,226	1,178	48
Federative Republic of Brazil, 12.25%, 03/06/2030	1.00	06/20/2015	BRC	91.55	1,000	2	(15)	17
Federative Republic of Brazil, 12.25%, 03/06/2030	1.00	06/20/2015	HUS	91.55	1,000	2	(11)	13
Federative Republic of Brazil, 12.25%, 03/06/2030	1.00	06/20/2015	BRC	91.55	1,000	2	(7)	9
Federative Republic of Brazil, 12.25%, 03/06/2030	1.00	06/20/2020	DUB	144.20	2,500	(88)	(75)	(13)
France Government Bond, 4.25%, 04/25/2019	1.00	06/20/2015	DUB	60.40	1,300	(20)	(35)	15
France Government Bond, 4.25%, 04/25/2019	1.00	06/20/2015	CBK	60.40	1,300	(20)	(25)	5
France Government Bond, 4.25%, 04/25/2019	1.00	12/20/2015	RYL	67.76	900	(18)	(16)	(2)
France Government Bond, 4.25%, 04/25/2019	1.00	12/20/2015	CBK	67.76	600	(12)	(15)	3
France Government Bond, 4.25%, 04/25/2019	1.00	12/20/2015	BOA	67.76	800	(16)	(15)	(1)
France Government Bond, 4.25%, 04/25/2019	1.00	12/20/2015	BRC	67.76	1,100	(22)	(20)	(2)
France Government Bond, 4.25%, 04/25/2019	1.00	12/20/2015	BOA	67.76	1,200	(24)	(29)	5
Petrobras International Finance Co., 8.38%, 12/10/2018	1.00	09/20/2012	DUB	67.85	300	1	(2)	3
Republic of Italy, 6.88%, 09/27/2023 §	1.00	06/20/2011	BOA	43.12	200	(w )	(w )	w
United Kingdom Gilt, 4.25%, 06/07/2032 §	1.00	06/20/2015	DUB	46.42	2,200	45	15	30
United Kingdom Gilt, 4.25%, 06/07/2032 §	1.00	06/20/2015	DUB	46.42	700	15	3	12
United Kingdom Gilt, 4.25%, 06/07/2032 §	1.00	06/20/2015	CBK	46.42	1,600	34	10	24
United Kingdom Gilt, 4.25%, 06/07/2032 §	1.00	12/20/2015	DUB	52.45	900	19	19	w

						$2,561	$1,394	$1,167

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:

							Premiums	Net Unrealized
		Maturity		Currency	Notional	Market	Paid	Appreciation
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	Amount	Value	(Received)	(Depreciation)

3-Month USD-LIBOR	4.25%	06/15/2041	BRC	USD	$2,700	$(24)	$16	$(40)
3-Month USD-LIBOR	4.25	06/15/2041	GLM	USD	6,000	(54)	206	(260)
BRL-CDI	14.77	01/02/2012	MLC	BRL	1,100	71	1	70
BRL-CDI	14.77	01/02/2012	HUS	BRL	200	13	w	13
BRL-CDI	11.89	01/02/2013	HUS	BRL	4,800	14	4	10

						$20	$227	$(207)

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
SWAP AGREEMENTS (continued): p
INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

							Premiums	Net Unrealized
		Maturity		Currency	Notional	Market	Paid	Appreciation
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	Amount	Value	(Received)	(Depreciation)

BRL-CDI	11.14%	01/02/2012	ZCS	BRL	$2,600	$27	$4	$23
BRL-CDI	11.63	01/02/2012	MYC	BRL	20,100	79	(9)	88
BRL-CDI	11.36	01/02/2012	HUS	BRL	29,800	270	15	255
BRL-CDI	10.12	01/02/2012	MYC	BRL	3,000	(71)	(5)	(66)
BRL-CDI	10.58	01/02/2012	UAG	BRL	13,000	(139)	(1)	(138)
BRL-CDI	10.68	01/02/2012	BRC	BRL	14,800	(110)	(24)	(86)
BRL-CDI	11.89	01/02/2013	GLM	BRL	20,100	59	7	52
BRL-CDI	12.07	01/02/2013	IRS	BRL	14,900	82	(32)	114
BRL-CDI	11.98	01/02/2013	MYC	BRL	5,300	21	—	21
FRC - Excluding Tobacco-Non-Revised CPI	2.10	10/15/2011	UAG	EUR	2,800	130	—	130

						$348	$(45)	$393

FUTURES CONTRACTS:

				Net Unrealized
Description	Type	Contracts ┌	Expiration Date	Appreciation

90-Day Euro	Long	114	09/19/2011	$51
90-Day Euro	Long	121	12/19/2011	33
90-Day Euro	Long	223	03/19/2012	91
90-Day Euro	Long	45	06/18/2012	12

				$187

FORWARD FOREIGN CURRENCY CONTRACTS: ☐

			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Australian Dollar	1,227	05/31/2011	$1,338	$2
Australian Dollar	(1,550)	05/31/2011	(1,670)	(22)
Brazilian Real	8,962	06/02/2011	5,290	398
Brazilian Real	(8,962)	06/02/2011	(5,615)	(73)
Brazilian Real	8,962	08/02/2011	5,544	95
Canadian Dollar	7,874	06/20/2011	8,057	255
Canadian Dollar	919	06/20/2011	967	3
Chinese Yuan Renminbi	1,708	11/15/2011	266	1
Chinese Yuan Renminbi	2,169	11/15/2011	337	2
Chinese Yuan Renminbi	4,195	11/15/2011	653	3
Chinese Yuan Renminbi	10,270	11/15/2011	1,581	26
Chinese Yuan Renminbi	16,915	02/13/2012	2,611	52
Euro	337	05/06/2011	500	(1)
Euro	(398)	07/18/2011	(565)	(24)
Euro	(916)	07/18/2011	(1,356)	2
Euro	(33,397)	07/18/2011	(48,189)	(1,165)
Euro	(1,627)	07/18/2011	(2,400)	(4)
Indian Rupee	317,287	08/12/2011	6,759	269
Indian Rupee	43,000	08/12/2011	920	33
Indonesian Rupiah	4,810,000	10/31/2011	520	24
Indonesian Rupiah	4,259,600	10/31/2011	463	19
Indonesian Rupiah	8,816,000	10/31/2011	950	48
Indonesian Rupiah	3,562,800	01/31/2012	393	6
Japanese Yen	(79,081)	07/14/2011	(944)	(31)
Malaysian Ringgit	(643)	05/11/2011	(217)	(w )
Malaysian Ringgit	643	05/11/2011	209	8
Malaysian Ringgit	600	08/11/2011	195	6
Malaysian Ringgit	900	08/11/2011	292	10
Malaysian Ringgit	800	08/11/2011	260	8
Malaysian Ringgit	600	08/11/2011	195	6

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
FORWARD FOREIGN CURRENCY CONTRACTS (continued): ☐

			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Malaysian Ringgit	600	08/11/2011	$193	$8
Malaysian Ringgit	1,060	08/11/2011	343	13
Malaysian Ringgit	989	08/11/2011	321	10
Malaysian Ringgit	600	08/11/2011	195	7
Malaysian Ringgit	1,299	08/11/2011	420	15
Malaysian Ringgit	600	08/11/2011	194	7
Malaysian Ringgit	643	11/10/2011	216	(2)
Mexican Peso	3,384	07/07/2011	280	12
Mexican Peso	3,579	07/07/2011	300	9
Mexican Peso	242	07/07/2011	20	1
Mexican Peso	11,798	07/07/2011	1,000	18
Mexican Peso	5,801	07/07/2011	480	21
Mexican Peso	6,653	07/07/2011	550	24
Mexican Peso	9,188	07/07/2011	760	33
Mexican Peso	5,923	07/07/2011	500	11
Philippine Peso	21,230	06/15/2011	480	15
Philippine Peso	5,000	06/15/2011	116	1
Philippine Peso	20,720	06/15/2011	486	(3)
Philippine Peso	10,900	06/15/2011	248	6
Philippine Peso	10,625	06/15/2011	242	5
Philippine Peso	39,375	06/15/2011	900	18
Philippine Peso	10,343	06/15/2011	236	5
Philippine Peso	7,770	06/15/2011	178	4
Philippine Peso	8,000	06/15/2011	184	2
Philippine Peso	10,300	06/15/2011	234	6
Philippine Peso	5,302	06/15/2011	120	4
Philippine Peso	9,628	11/15/2011	215	8
Philippine Peso	12,300	11/15/2011	279	6
Philippine Peso	12,400	11/15/2011	280	7
Philippine Peso	29,200	11/15/2011	658	17
Philippine Peso	24,300	11/15/2011	548	14
Philippine Peso	12,400	11/15/2011	279	8
Pound Sterling	(603)	06/13/2011	(968)	(39)
Republic of Korea Won	(11,696,417)	05/09/2011	(10,714)	(202)
Republic of Korea Won	375,000	05/09/2011	335	15
Republic of Korea Won	227,500	05/09/2011	200	12
Republic of Korea Won	595,000	05/09/2011	526	29
Republic of Korea Won	227,300	05/09/2011	200	12
Republic of Korea Won	3,127,364	05/09/2011	2,700	218
Republic of Korea Won	1,387,590	05/09/2011	1,225	70
Republic of Korea Won	548,000	05/09/2011	489	23
Republic of Korea Won	683,600	05/09/2011	603	35
Republic of Korea Won	608,500	05/09/2011	539	29
Republic of Korea Won	126,699	05/09/2011	112	7
Republic of Korea Won	157,300	05/09/2011	140	7
Republic of Korea Won	296,000	05/09/2011	264	13
Republic of Korea Won	754,420	05/09/2011	670	34
Republic of Korea Won	2,095,920	05/09/2011	1,862	94
Republic of Korea Won	113,820	05/09/2011	100	6
Republic of Korea Won	372,405	05/09/2011	330	18
Republic of Korea Won	11,696,417	08/12/2011	10,650	227
Singapore Dollar	2,809	06/09/2011	2,195	100
Singapore Dollar	498	06/09/2011	400	7
Singapore Dollar	377	06/09/2011	300	8
Singapore Dollar	200	09/09/2011	156	7
Singapore Dollar	1,004	09/09/2011	785	35
Singapore Dollar	200	09/09/2011	157	7
Singapore Dollar	200	09/09/2011	156	7
Singapore Dollar	200	09/09/2011	156	8

				$1,053

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 04/30/2011.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a total market value of $7,580, or 0.87%, of the fund’s net assets.

w	Value and/or principal rounds to less than $1.

§	Illiquid. At 04/30/2011, the market value of illiquid investment securities aggregated to $32,090, or 3.70%, of the fund’s net assets, and illiquid derivatives aggregated to $893, or 0.10%, of the fund’s net assets.

Ž	The security has a perpetual maturity. The date shown is the next call date.

∧	All or a portion of this security is on loan. The value of all securities on loan is $17,493.

∞	Percentage rounds to less than 0.1% or (0.1)%.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $848,488. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $48,010 and $2,110, respectively. Net unrealized appreciation for tax purposes is $45,900.

•	A portion of this security in the amount of $5,568 has been segregated as collateral with the broker to cover the open BNP Paribas reverse repurchase agreement.

┌	Contract amounts are not in thousands.

(1)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	The maximum potential amount the fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

g	A portion of these securities in the amount of $579 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.

p	Cash in the amount of $3,110 has been pledged by the broker as collateral with the custodian to cover open swap contracts and/or swaptions.

☐	Cash in the amount of $1,320 has been pledged by the broker as collateral with the custodian to cover open forward foreign currency contracts.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2011, these securities aggregated $76,818, or 8.85%, of the fund’s net assets.

AUD	Australian Dollar

BOA	Bank of America

BP	Basis Point

BPS	BNP Paribas

BRC	Barclays Bank PLC

BRL	Brazilian Real

CBK	Citibank N.A.

CDI	Credit Default Index

CDX	A series of indices that track North American and emerging market credit derivative indices.

CLO	Collateralized Loan Obligation

CPI	Consumer Price Index

DUB	Deutsche Bank AG

EUR	Euro

FRC	Fixed Rate Credit

FVA	Forward Volatility Agreement

GBP	Pound Sterling

GLM	Goldman Sachs Global Liquidity Management

GST	Goldman Sachs Trust

HUS	HSBC Bank USA

IRO	Interest Rate Option

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
DEFINITIONS (continued):

LIBOR	London Interbank Offered Rate

OAO	Otkrytoe Aktsionernoe Obschestvo (Russian: Open Joint Stock Corporation)

MLC	Merrill Lynch Capital Services

MYC	Morgan Stanley Capital Services

RYL	Royal Bank of Scotland PLC

UAG	UBS AG

USD	United States Dollar
VALUATION SUMMARY: '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011
Asset-Backed Securities	$—	$9,279	$867	$10,146
Commercial Paper	—	3,940	—	3,940
Convertible Preferred Stock	432	—	—	432
Corporate Debt Securities	—	147,737	5,695	153,432
Foreign Government Obligations	—	18,074	—	18,074
Mortgage-Backed Securities	—	32,378	—	32,378
Municipal Government Obligations	—	1,188	—	1,188
Preferred Corporate Debt Securities	—	2,478	—	2,478
Purchased Swaption	—	177	—	177
Repurchase Agreements	—	4,178	—	4,178
Securities Lending Collateral	17,853	—	—	17,853
U.S. Government Agency Obligations	—	5,515	—	5,515
U.S. Government Obligations	—	644,597	—	644,597

Total	$18,285	$869,541	$6,562	$894,388

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments	Prices	Inputs	Inputs	04/30/2011
Written Options	$—	$(85)	$—	$(85)
Written Swaptions	—	(1,811)	—	(1,811)
Reverse Repurchase Agreement	—	(5,441)	—	(5,441)

Total	$—	$(7,337)	$—	$(7,337)

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Total at
Other Financial Instruments ₣	Prices	Inputs	Inputs	04/30/2011
Futures Contracts - Appreciation	$187	$—	$—	$187
Interest Rate Swap - Appreciation	—	776	—	776
Interest Rate Swap - Depreciation	—	(590)	—	(590)
Credit Default Swap - Appreciation	—	1,271	—	1,271
Credit Default Swap - Depreciation	—	(539)	—	(539)
Forward Foreign Currency Contracts - Appreciation	—	2,619	—	2,619
Forward Foreign Currency Contracts - Depreciation	—	(1,566)	—	(1,566)

Total	$187	$1,971	$—	$2,158

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica PIMCO Real Return TIPS
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
VALUATION SUMMARY (continued): '
Level 3 Rollforward — Investment Securities

										Net Change in
										Unrealized
										Appreciation/
										(Depreciation)
						Net Change in				on
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending	Investments
	Balance at			Discounts/	Realized	Appreciation	into	out of	Balance at	Held at
Securities	10/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	/(Depreciation)	Level 3 ¥	Level 3	04/30/2011	04/30/2011
Asset-Backed Securities	$—	$465	$—	$—	$—	$(1)	$403	$—	$867	$20
Corporate Debt Securities	—	5,700	—	—	—	(5)	—	—	5,695	(5)

Total	$—	$6,165	$—	$—	$—	$(6)	$403	$—	$6,562	$15

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

¥	Transferred into Level 3 because of unavailability of observable inputs.

The notes to the financial statements are an integral part of this report.
Transamerica Funds		Semi-Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)

		Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 3.8%
U.S. Treasury Bond
1.88%, 08/31/2017 ^		$2,500	$2,410
3.63%, 02/15/2021 ^		1,200	1,233
4.38%, 02/15/2038		700	700
6.25%, 08/15/2023		5,400	6,781
7.13%, 02/15/2023 ^		3,600	4,825
7.50%, 11/15/2024		1,400	1,954
8.13%, 05/15/2021		600	848
U.S. Treasury Inflation Indexed Bond
1.13%, 01/15/2021		3,540	3,671
U.S. Treasury Note
2.63%, 08/15/2020		400	380
2.88%, 03/31/2018		100	101

Total U.S. Government Obligations (cost $22,761)			22,903

U.S. GOVERNMENT AGENCY OBLIGATIONS - 39.1%
Fannie Mae
0.31%, 01/25/2021 *		352	352
0.56%, 09/25/2042 *		474	472
1.51%, 03/01/2044 - 10/01/2044 *		1,698	1,730
2.41%, 07/01/2035 *		490	508
2.41%, 09/01/2035 *		803	840
2.45%, 03/01/2034 *		297	311
2.49%, 01/01/2028 *		47	49
2.53%, 11/01/2033 *		183	192
2.56%, 01/01/2026 *		3	4
4.00%, 04/01/2024 - 04/01/2041		66,967	67,638
4.50%, 03/01/2023 - 08/01/2025		19,135	20,223
5.00%, 06/01/2013 - 01/01/2030		7,738	8,260
5.50%, 01/01/2035 - 03/01/2037		17,297	18,670
6.00%, 07/01/2038 - 09/01/2038		2,750	3,010
6.30%, 10/17/2038		542	590
Fannie Mae, IO
6.89%, 07/25/2034 * §		1,993	327
Fannie Mae, TBA
3.00%		2,000	1,967
4.00%		16,000	16,580
4.50%		48,000	49,388
5.50%		17,000	18,297
Freddie Mac
1.50%, 10/25/2044 *		462	460
1.71%, 07/25/2044 *		473	475
2.37%, 03/01/2034 *		184	191
2.47%, 11/01/2033 *		177	185
2.48%, 03/01/2034 *		199	208
2.51%, 01/01/2036 *		3,218	3,366
2.52%, 09/01/2035 *		52	54
3.06%, 09/01/2035 *		787	829
4.00%, 01/01/2041		4,988	4,962
4.50%, 06/15/2017 - 09/15/2018		929	953
5.00%, 02/15/2020 - 08/15/2020		1,221	1,277
5.50%, 03/15/2017		36	36
6.50%, 04/15/2029 - 07/25/2043		29	33
Ginnie Mae
3.38%, 05/20/2024 *		51	53
6.50%, 06/20/2032		29	32
Ginnie Mae, IO
6.34%, 04/16/2033 - 10/16/2033 * §		1,714	303
6.38%, 08/16/2033 * §		2,409	475
6.39%, 09/20/2034 * §		1,528	228
Overseas Private Investment Corp.
1.08%, 05/02/2013 ▲ Ə		9,320	9,332
5.10%, 12/10/2012 ▲ Ə		2,600	2,727
U.S. Small Business Administration
4.50%, 02/01/2014		42	44

Total U.S. Government Agency Obligations (cost $230,687)			235,631

FOREIGN GOVERNMENT OBLIGATIONS - 6.6%
Australia Government Bond
4.75%, 06/15/2016	AUD	12,900	13,821
6.00%, 02/15/2017	AUD	4,000	4,538
Canadian Government Bond
1.50%, 03/01/2012	CAD	8,100	8,574
1.75%, 03/01/2013	CAD	5,300	5,606
Export-Import Bank of Korea
0.52%, 10/04/2011 - 144A *		$2,500	2,501
8.13%, 01/21/2014		3,300	3,792
Korea Expressway Corp.
5.13%, 05/20/2015 - 144A ∧		200	214
Republic of Brazil
10.25%, 01/10/2028	BRL	1,000	680

Total Foreign Government Obligations (cost $35,039)			39,726

MORTGAGE-BACKED SECURITIES - 9.3%
American Home Mortgage Assets
Series 2006-2, Class 2A1
0.40%, 09/25/2046 *		$981	549
Series 2006-4, Class 1A12
0.42%, 10/25/2046 *		2,228	1,221
Banc of America Commercial Mortgage, Inc.
Series 2007-1, Class A4
5.45%, 01/15/2049		200	216
Banc of America Funding Corp.
Series 2005-D, Class A1
2.81%, 05/25/2035 *		958	926
Series 2006-J, Class 4A1
5.80%, 01/20/2047 *		123	86
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-5, Class 2A1
2.75%, 08/25/2033 *		807	795
Series 2003-8, Class 2A1
2.86%, 01/25/2034 *		18	18
Series 2003-8, Class 4A1
3.07%, 01/25/2034 *		143	138
Series 2005-2, Class A2
2.73%, 03/25/2035 *		631	603
Series 2005-5, Class A2
2.40%, 08/25/2035 *		283	268
Bear Stearns Alt-A Trust
Series 2005-7, Class 22A1
2.93%, 09/25/2035 *		311	238
Series 2006-6, Class 32A1
5.07%, 11/25/2036 *		360	220
Bear Stearns Structured Products, Inc.
Series 2007-R6, Class 1A1
2.67%, 01/26/2036 *		313	204

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CC Mortgage Funding Corp.
Series 2004-3A, Class A1
0.46%, 08/25/2035 - 144A *	$238	$172
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A2
2.56%, 08/25/2035 *	331	294
Series 2007-10, Class 22AA
5.75%, 09/25/2037 *	2,202	1,537
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3, Class A5
5.62%, 10/15/2048	330	363
Series 2007-CD5, Class A4
5.89%, 11/15/2044 *	200	222
Countrywide Alternative Loan Trust
Series 2003-J1, Class 4A1
6.00%, 10/25/2032	3	3
Series 2005-81, Class A1
0.49%, 02/25/2037 *	671	402
Series 2006-30T1, Class 1A3
6.25%, 11/25/2036	467	373
Series 2006-J8, Class A2
6.00%, 02/25/2037	415	297
Series 2006-OA17, Class 1A1A
0.41%, 12/20/2046 *	2,584	1,452
Series 2007-2CB, Class 1A13
5.75%, 03/25/2037 *	700	514
Series 2007-HY4, Class 1A1
3.46%, 06/25/2037 *	1,164	825
Series 2007-OA6, Class A1B
0.41%, 06/25/2037 *	1,197	727
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2002-30, Class M
2.82%, 10/19/2032 *	16	11
Series 2004-12, Class 12A1
2.97%, 08/25/2034 *	473	399
Series 2004-R1, Class 2A
6.50%, 11/25/2034 - 144A	593	596
Series 2005-R2, Class 1AF1
0.55%, 06/25/2035 - 144A *	1,567	1,475
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-P1A, Class A
0.88%, 03/25/2032 - 144A *	1	1
Series 2003-AR15, Class 2A1
2.50%, 06/25/2033 *	992	953
Deutsche ALT-A Securities, Inc., Alternate Loan Trust
Series 2005-6, Class 2A3
5.50%, 12/25/2035	890	603
First Horizon Alternative Mortgage Securities
Series 2007-FA4, Class 1A8
6.25%, 08/25/2037	428	323
First Horizon Asset Securities, Inc.
Series 2005-AR3, Class 2A1
2.92%, 08/25/2035 *	79	62
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1
1.14%, 03/06/2020 - 144A *	770	762
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
2.79%, 09/25/2035 *	148	142
Harborview Mortgage Loan Trust
Series 2006-1, Class 2A1A
0.45%, 03/19/2036 *	1,686	1,047
Series 2006-6, Class 5A1A
5.45%, 08/19/2036 *	654	519
Series 2006-12, Class 2A2A
0.40%, 01/19/2038 *	1,129	732
Series 2007-1, Class 2A1A
0.34%, 04/19/2038 *	1,190	772
IndyMac Index Mortgage Loan Trust
Series 2004-AR11, Class 2A
2.67%, 12/25/2034 *	49	36
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1
5.04%, 02/25/2035 *	184	186
Series 2007-A1, Class 5A5
2.97%, 07/25/2035 *	851	850
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class A3
5.87%, 09/15/2045 *	1,900	2,078
Luminent Mortgage Trust
Series 2006-6, Class 2A1
0.41%, 10/25/2046 *	676	457
MASTR Alternative Loans Trust
Series 2006-2, Class 2A1
0.61%, 03/25/2036 *	146	53
Mellon Residential Funding Corp.
Series 2000-TBC3, Class A1
0.66%, 12/15/2030 *	361	342
MLCC Mortgage Investors, Inc.
Series 2005-2, Class 3A
1.25%, 10/25/2035 *	43	37
Series 2005-3, Class 4A
0.46%, 11/25/2035 *	42	36
Series 2005-A10, Class A
0.42%, 02/25/2036 *	188	140
Morgan Stanley Capital I
Series 2007-IQ15, Class A4
6.07%, 06/11/2049 *	100	110
Series 2007-XLFA, Class A1
0.28%, 10/15/2020 - 144A *	478	463
Permanent Master Issuer PLC
Series 2011-1A, Class 1A1
1.67%, 07/15/2042 - 144A *	6,000	6,008
Series 2011-1A, Class 1A3
2.62%, 07/15/2042 - 144A *	4,200	6,221
Residential Accredit Loans, Inc.
Series 2006-QO6, Class A1
0.39%, 06/25/2046 *	333	133
Residential Asset Securitization Trust
Series 2006-R1, Class A2
0.61%, 01/25/2046 *	335	150
Residential Funding Mortgage Securities I
Series 2003-S9, Class A1
6.50%, 03/25/2032	3	3
RMAC Securities PLC
Series 2007-NS1X, Class A2B
0.46%, 06/12/2044 *	3,800	3,128
Sequoia Mortgage Trust
Series 10, Class 2A1
0.97%, 10/20/2027 *	49	45

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust (continued)
Series 2007-1, Class 1A1
2.53%, 01/20/2047 *	$738	$587
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-19, Class 2A1
1.71%, 01/25/2035 *	216	143
Structured Asset Mortgage Investments, Inc.
Series 2002-AR3, Class A1
0.87%, 09/19/2032 *	22	19
Series 2005-AR5, Class A1
0.46%, 07/19/2035 *	39	28
Series 2005-AR5, Class A2
0.46%, 07/19/2035 *	71	61
Series 2005-AR5, Class A3
0.46%, 07/19/2035 *	136	126
Series 2005-AR8, Class A1A
0.49%, 02/25/2036 *	580	344
Series 2006-AR3, Class 12A1
0.43%, 05/25/2036 *	670	393
Series 2006-AR6, Class 2A1
0.40%, 07/25/2046 *	2,416	1,472
Structured Asset Securities Corp.
Series 2003-22A, Class 2A1
2.49%, 06/25/2033 *	1,114	1,055
Thornburg Mortgage Securities Trust
Series 2006-6, Class A1
0.32%, 11/25/2046 *	526	519
Wachovia Bank Commercial Mortgage Trust
Series 2006-WL7A, Class A1
0.31%, 09/15/2021 - 144A *	1,020	1,011
WaMu Mortgage Pass-Through Certificates
Series 2002-AR2, Class A
2.72%, 02/27/2034 *	21	21
Series 2002-AR9, Class 1A
1.71%, 08/25/2042 *	11	10
Series 2003-AR5, Class A7
2.68%, 06/25/2033 *	732	712
Series 2003-AR9, Class 2A
2.78%, 09/25/2033 *	1,382	1,383
Series 2005-AR11, Class A1A
0.53%, 08/25/2045 *	618	520
Series 2006-AR9, Class 2A
2.98%, 08/25/2046 *	628	481
Series 2006-AR19, Class 1A
1.05%, 01/25/2047 *	1,130	671
Series 2006-AR19, Class 1A1A
1.04%, 01/25/2047 *	962	628
Series 2007-HY1, Class 4A1
2.98%, 02/25/2037 *	2,275	1,792
Series 2007-OA1, Class A1A
1.01%, 02/25/2047 *	2,411	1,528
Wells Fargo Mortgage Backed Securities Trust
Series 2003-13, Class A5
4.50%, 11/25/2018	192	195
Series 2004-CC, Class A1
4.91%, 01/25/2035 *	260	259
Series 2006-AR4, Class 2A6
5.63%, 04/25/2036 *	245	120
Series 2006-AR8, Class 2A4
2.90%, 04/25/2036 *	606	560

Total Mortgage-Backed Securities (cost $60,034)		56,174

ASSET-BACKED SECURITIES - 2.9%
ACE Securities Corp.
Series 2006-NC3, Class A2A
0.26%, 12/25/2036 *	68	66
Amortizing Residential Collateral Trust
Series 2002-BC4, Class A
0.79%, 07/25/2032 *	4	3
Asset Backed Funding Certificates
Series 2004-OPT5, Class A1
0.56%, 06/25/2034 *	397	320
Series 2006-HE1, Class A2A
0.27%, 01/25/2037 *	22	22
Bear Stearns Asset Backed Securities Trust
Series 2002-2, Class A1
0.87%, 10/25/2032 *	15	14
Series 2006-SD4, Class 1A1
3.17%, 10/25/2036 *	842	619
Series 2007-AQ1, Class A1
0.32%, 11/25/2036 *	882	645
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AHL1, Class A2A
0.25%, 12/25/2036 *	326	313
Countrywide Asset-Backed Certificates
Series 2007-1, Class 2A1
0.26%, 07/25/2037 *	373	363
Series 2007-7, Class 2A1
0.29%, 10/25/2047 *	53	52
Credit-Based Asset Servicing and Securitization LLC
Series 2007-CB1, Class AF1A
0.28%, 01/25/2037 *	460	161
First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF1, Class A2C
0.58%, 12/25/2034 *	15	14
Gazprom OAO Via GAZ Capital SA
8.15%, 04/11/2018 - 144A	1,000	1,175
6.51%, 03/07/2022 ^	3,500	3,693
Series 2, Class
8.63%, 04/28/2034	1,500	1,838
Harbourmaster CLO, Ltd.
Series 5A, Class A1
1.43%, 06/15/2020 - 144A * Ə	867	1,217
Home Equity Asset Trust
Series 2002-1, Class A4
0.81%, 11/25/2032 *	1	1
JPMorgan Mortgage Acquisition Corp.
Series 2007-CH3, Class A5
0.47%, 03/25/2037 *	3,500	1,464
Mid-State Trust
Series 4, Class A
8.33%, 04/01/2030	194	200
Morgan Stanley Home Equity Loans
Series 2007-1, Class A1
0.26%, 12/25/2036 *	190	186
Morgan Stanley Mortgage Loan Trust
Series 2007-10XS, Class A1
6.00%, 07/25/2047 *	374	281
Series 2007-3XS, Class 2A1A
0.28%, 01/25/2047 *	157	141
Series 2007-8XS, Class A1
5.75%, 04/25/2037 *	395	290

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

		Principal	Value

ASSET-BACKED SECURITIES - (continued)
New Century Home Equity Loan Trust
Series 2006-1, Class A2B
0.39%, 05/25/2036 *		$176	$120
Park Place Securities, Inc.
Series 2005-WCW1, Class A1B
0.47%, 09/25/2035 *		77	70
Plymouth Rock CLO, Ltd.
Series 2010-1A, Class A
1.92%, 02/16/2019 - 144A * ə		3,700	3,693
Residential Asset Securities Corp.
Series 2007-KS2, Class AI1
0.28%, 02/25/2037 *		114	113
Securitized Asset Backed Receivables LLC Trust
Series 2007-HE1, Class A2A
0.27%, 12/25/2036 *		86	30
Small Business Administration Participation Certificates
Series 2003-20I, Class 1
5.13%, 09/01/2023		46	49
Series 2004-20C, Class 1
4.34%, 03/01/2024		289	303
Structured Asset Securities Corp.
Series 2002-HF1, Class A
0.50%, 01/25/2033 *		3	3
Series 2006-BC3, Class A2
0.26%, 10/25/2036 *		24	23
Series 2006-BC6, Class A2
0.29%, 01/25/2037 *		166	163

Total Asset-Backed Securities (cost $17,752)			17,645

MUNICIPAL GOVERNMENT OBLIGATIONS - 5.5%
Buckeye Tobacco Settlement Financing Authority
5.88%, 06/01/2047		600	403
Chicago Board of Education -Class A
5.00%, 12/01/2012		255	273
Chicago Transit Authority -Class A
6.90%, 12/01/2040		4,900	5,047
Chicago Transit Authority -Class B
6.90%, 12/01/2040		2,700	2,781
City of Chicago, IL -Series A
4.75%, 01/01/2036		6,930	5,924
Kentucky State Property & Building Commission
5.37%, 11/01/2025		100	95
Los Angeles Unified School District -Series A-1
4.50%, 01/01/2028		1,200	1,111
New York City Transitional Finance Authority
4.73%, 11/01/2023		100	103
State of California
5.65%, 04/01/2039 *		5,900	6,260
State of California - Build America Bonds
7.50%, 04/01/2034		300	335
7.55%, 04/01/2039		700	794
State of Illinois
2.77%, 01/01/2012		8,100	8,163
Tobacco Settlement Finance Authority -Series A
7.47%, 06/01/2047		1,135	792
Tobacco Settlement Financing Corp.
5.25%, 06/01/2019		100	102
5.50%, 06/01/2026		200	221
5.88%, 05/15/2039		40	36
Tobacco Settlement Financing Corp. -Series 1A
5.00%, 06/01/2041		1,400	869

Total Municipal Government Obligations (cost $33,771)			33,309

PREFERRED CORPORATE DEBT SECURITIES - 2.0%
Commercial Banks - 2.0%
Barclays Bank PLC
7.43%, 12/15/2017 - 144A * Ž ^		900	934
HSBC Capital Funding, LP
10.18%, 06/30/2030 - 144A * Ž		150	203
Lloyds TSB Bank PLC
12.00%, 12/16/2024 - 144A * Ž		5,300	6,122
Rabobank Nederland NV
11.00%, 06/30/2019 - 144A * Ž		378	493
Royal Bank of Scotland Group PLC
7.64%, 09/29/2017 Ž ^		3,000	2,471
Wells Fargo & Co. - Series K
7.98%, 03/15/2018 * Ž		1,800	1,980

Total Preferred Corporate Debt Securities (cost $11,637)			12,203

CORPORATE DEBT SECURITIES - 25.5%
Airlines - 0.4%
Continental Airlines, Inc.
6.75%, 09/15/2015 - 144A		2,200	2,217
Capital Markets - 3.0%
Goldman Sachs Group, Inc.
1.38%, 02/04/2013 * ^	EUR	300	440
1.39%, 11/15/2014 *	EUR	500	717
6.75%, 10/01/2037		$900	933
Lehman Brothers Holdings, Inc.
2.85%, 12/23/2008 ‡ Џ		1,600	408
5.63%, 01/24/2013 ‡ Џ		4,100	1,056
6.88%, 05/02/2018 ‡ Џ		500	130
Lehman Brothers Holdings, Inc. - Series H
Zero Coupon, 10/22/2008 ‡ Џ		200	51
Lehman Brothers Holdings, Inc. - Series I
6.75%, 12/28/2017 ‡ Џ		1,700	t
Morgan Stanley
1.25%, 04/29/2013 *		6,100	6,106
1.71%, 04/13/2016 *	EUR	1,900	2,622
3.45%, 11/02/2015 ^		$4,200	4,201
UBS AG
1.41%, 02/23/2012 *		1,400	1,411
Commercial Banks - 5.9%
ANZ National International, Ltd.
6.20%, 07/19/2013 - 144A		3,700	4,040
Barclays Bank PLC
5.45%, 09/12/2012		2,600	2,756
6.05%, 12/04/2017 - 144A		2,600	2,765
10.18%, 06/12/2021 - 144A		2,240	2,914
Canadian Imperial Bank of Commerce
2.00%, 02/04/2013 - 144A ^		1,200	1,224
Cie de Financement Foncier
2.50%, 09/16/2015 - 144A ^		6,000	5,925
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.50%, 01/11/2021 ^		7,800	8,012
Fortis Bank Nederland NV
1.51%, 06/10/2011 *	EUR	1,200	1,776
Lloyds TSB Bank PLC
1.32%, 06/09/2011 *	EUR	1,000	1,480
4.38%, 01/12/2015 - 144A		$4,400	4,550
5.80%, 01/13/2020 - 144A		700	717
Consumer Finance - 1.5%
Ally Financial, Inc.
3.67%, 06/20/2014 *		3,100	3,128

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

		Principal	Value

Consumer Finance (continued)
American Express Co.
6.15%, 08/28/2017 ^		$700	$795
American Express Credit Corp. - Series C
5.88%, 05/02/2013		4,500	4,874
Diversified Financial Services - 9.2%
Bank of America Corp. - Series L
5.65%, 05/01/2018 ^		3,900	4,154
Bank of America Corp.
7.63%, 06/01/2019 ^		4,000	4,720
Bear Stearns Cos., LLC
5.70%, 11/15/2014		1,900	2,104
6.40%, 10/02/2017		900	1,028
7.25%, 02/01/2018		2,100	2,467
Citigroup, Inc.
0.43%, 03/07/2014 *		2,000	1,955
2.31%, 08/13/2013 *		1,200	1,234
5.38%, 08/09/2020 ^		200	209
5.50%, 04/11/2013		1,400	1,499
6.00%, 08/15/2017		600	662
Ford Motor Credit Co., LLC
7.00%, 10/01/2013		400	433
7.80%, 06/01/2012		600	635
General Electric Capital Corp.
6.38%, 11/15/2067 *		100	104
6.50%, 09/15/2067 - 144A *	GBP	500	818
International Lease Finance Corp.
7.13%, 09/01/2018 - 144A		$6,600	7,094
JPMorgan Chase & Co.
4.25%, 10/15/2020 ^		1,900	1,847
4.95%, 03/25/2020 ^		900	925
6.30%, 04/23/2019		900	1,017
Merrill Lynch & Co., Inc.
1.62%, 01/31/2014 *	EUR	1,000	1,443
6.88%, 04/25/2018		$3,900	4,426
Merrill Lynch & Co., Inc. - Series C
6.40%, 08/28/2017		400	446
SMFG Preferred Capital, Ltd.
10.23%, 01/25/2029 - Reg S * Ž	GBP	2,900	5,655
SSIF Nevada, LP
0.98%, 04/14/2014 - 144A * Ə		$500	500
TNK-BP Finance SA
7.50%, 03/13/2013 - Reg S		4,000	4,385
Volkswagen International Finance NV
0.76%, 10/01/2012 - 144A *		3,500	3,510
0.92%, 04/01/2014 - 144A *		2,600	2,609
Diversified Telecommunication Services - 0.1%
Deutsche Telekom International Finance BV
8.13%, 05/29/2012	EUR	124	195
KT Corp.
4.88%, 07/15/2015 - 144A		$200	212
Electric Utilities - 0.0% ∞
PSEG Power LLC
6.95%, 06/01/2012		210	223
Energy Equipment & Services - 0.8%
NGPL Pipeco LLC
7.12%, 12/15/2017 - 144A		1,800	1,977
Pride International, Inc.
6.88%, 08/15/2020		2,500	2,889
Food Products - 1.0%
Wrigley WM Jr., Co.
2.45%, 06/28/2012 - 144A		6,300	6,321
Health Care Providers & Services - 0.0% ∞
HCA, Inc.
9.25%, 11/15/2016		200	215
Household Durables - 0.1%
Urbi Desarrollos Urbanos SAB de CV
9.50%, 01/21/2020 - 144A		400	448
Insurance - 1.2%
American International Group, Inc.
5.60%, 10/18/2016 ^		1,000	1,066
8.25%, 08/15/2018		5,300	6,291
Metals & Mining - 0.1%
CSN Resources SA
6.50%, 07/21/2020 - 144A		300	319
Oil, Gas & Consumable Fuels - 0.1%
Petroleum Export, Ltd.
5.27%, 06/15/2011 - 144A		15	15
Sonat, Inc.
7.63%, 07/15/2011		370	374
Tobacco - 2.1%
Altria Group, Inc.
4.13%, 09/11/2015 ^		4,300	4,523
9.25%, 08/06/2019		2,800	3,686
9.70%, 11/10/2018		1,900	2,530
Reynolds American, Inc.
7.63%, 06/01/2016		200	239
7.75%, 06/01/2018		1,000	1,185
Wireless Telecommunication Services - 0.0% ∞
AT&T Mobility LLC
6.50%, 12/15/2011		180	187

Total Corporate Debt Securities (cost $150,196)			154,022

LOAN ASSIGNMENTS - 0.2%
Health Care Providers & Services - 0.1%
HCA, Inc., 1st Lien, Tranche B
2.56%, 11/18/2013 *		942	939
Paper & Forest Products - 0.1%
Georgia-Pacific LLC, 1st Lien, Tranche B2
2.31%, 12/20/2012 *		317	317

Total Loan Assignments (cost $1,254)			1,256

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 18.5%
Fannie Mae
0.09%, 07/06/2011 ▲		1,000	1,000
0.09%, 07/21/2011 ▲		3,900	3,899
U.S. Treasury Bill
0.02%, 06/16/2011 ^ ▲ γ α		802	802
0.03%, 06/23/2011 ^ ▲		1,700	1,700
0.05%, 08/04/2011- 08/11/2011 ^ ▲ γ α		72,300	72,265
0.06%, 08/25/2011 ▲		18,098	18,089
0.06%, 09/01/2011 ▲		10,100	10,095
0.07%, 09/08/2011 ^ ▲		3,700	3,698

Total Short-Term U.S. Government Obligations (cost $111,548)			111,548

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - 0.3%
Commercial Banks - 0.3%
Wells Fargo & Co. 7.50%	1,600	$1,727
Insurance - 0.0% ∞
American International Group, Inc. 8.50%	26,600	80

Total Convertible Preferred Stocks (cost $3,333)		1,807

PREFERRED STOCK - 0.1%
Thrifts & Mortgage Finance - 0.1%
DG Funding Trust 0.00% - 144A * Ə §	119	903
Total Preferred Stock (cost $1,266)

SECURITIES LENDING COLLATERAL - 16.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	99,295,618	99,296
Total Securities Lending Collateral (cost $99,296)

	Principal	Value

REPURCHASE AGREEMENTS - 1.4%
Barclays Capital, Inc.
0.05% ▲, dated 04/29/2011, to be repurchased at $6,500 on 05/02/2011. Collateralized by a U.S. Government Obligation, 4.50%, due 09/20/2040, with a value of $6,721.	$6,500	6,500
Morgan Stanley & Co.
0.04% ▲, dated 04/29/2011, to be repurchased at $1,000 on 05/02/2011. Collateralized by a U.S. Government Obligation, 3.13%, due 05/15/2019, with a value of $1,010.	1,000	1,000
State Street Bank & Trust Co.
0.01% ▲, dated 04/29/2011, to be repurchased at $877 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 5.50%, due 05/25/2039, with a value of $897.	877	877

Total Repurchase Agreements (cost $8,377)		8,377

Total Investment Securities (cost $786,951) #		794,800
Other Assets and Liabilities - Net		(191,010)

Net Assets		$603,790

SECURITIES SOLD SHORT - (11.4%)
U.S. GOVERNMENT AGENCY OBLIGATIONS - (11.4%)
Fannie Mae, TBA Φ
4.50%	(23,800)	(24,958)
5.00%	(5,000)	(5,277)
5.50%	(34,000)	(36,534)
6.00%	(2,000)	(2,187)

Total Securities Sold Short (proceeds $(68,234))		(68,956)

	Notional
	Amount	Value

WRITTEN-OPTIONS - (0.0)% ∞
Call Options - (0.0)% ∞
10-Year U.S. Treasury Note Future	$(116)	$(62)
Call Strike $121.00
Expires 06/24/2011
10-Year U.S. Treasury Note Future	(179)	(129)
Call Strike $121.00
Expires 05/20/2011
Euro Future	(180)	(54)
Call Strike $99.38
Expires 09/19/2011
Put Options - (0.0)% ∞
10-Year U.S. Treasury Note Future	(116)	(33)
Put Strike $117.00
Expires 06/24/2011
10-Year U.S. Treasury Note Future	(179)	(3)
Put Strike $117.00
Expires 05/20/2011
Euro Future	(180)	(5)
Put Strike $99.38
Expires 09/19/2011

Total Written Options (premiums: $(286))		$(286)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
WRITTEN SWAPTIONS:

			Pay/Receive
			Floating	Exercise		Expiration	Notional	Premiums
Description		Floating Rate Index	Rate	Rate		Date	Amount	(Received)	Value

Call - Interest Rate Swap, European Style	§	2-Year OC FVA USD	Receive	0.00	%▪	11/14/2011	$(2,500)	$(27)	$(43)
Put - Interest Rate Swap, European Style		5-Year CDX.O 1.2 BRC	Pay	1.20		09/21/2011	(12,900)	(33)	(33)
Put - Interest Rate Swap, European Style		5-Year CDX.O 1.2 MYC	Pay	1.20		12/21/2011	(17,300)	(80)	(75)
Put - Interest Rate Swap, European Style		2-Year IRO USD	Pay	2.25		09/24/2012	(29,400)	(234)	(265)
Put - Interest Rate Swap, European Style		2-Year IRO USD	Pay	2.25		09/24/2012	(1,600)	(10)	(14)
Put - Interest Rate Swap, European Style		2-Year IRO USD	Pay	2.25		09/24/2012	(1,500)	(10)	(14)
Put - Interest Rate Swap, European Style		2-Year IRO USD	Pay	2.25		09/24/2012	(2,800)	(15)	(25)
Put - Interest Rate Swap, European Style		3-Year IRO USD	Pay	2.75		06/18/2012	(6,200)	(61)	(55)
Put - Interest Rate Swap, European Style		3-Year IRO USD	Pay	2.75		06/18/2012	(6,500)	(67)	(58)
Put - Interest Rate Swap, European Style		3-Year IRO USD	Pay	3.00		06/18/2012	(1,200)	(11)	(9)
Put - Interest Rate Swap, European Style		3-Year IRO USD	Pay	3.00		06/18/2012	(8,500)	(96)	(60)
Put - Interest Rate Swap, European Style		3-Year IRO USD	Pay	3.00		06/18/2012	(9,800)	(88)	(69)
Put - Interest Rate Swap, European Style		10-Year IRO USD	Pay	10.00		07/10/2012	(700)	(5)	(t )
Put - Interest Rate Swap, European Style		10-Year IRO USD	Pay	10.00		07/10/2012	(400)	(3)	(t )
Put - Interest Rate Swap, European Style		10-Year IRO USD	Pay	10.00		07/10/2012	(7,400)	(45)	(t )
Put - Interest Rate Swap, European Style		10-Year IRO USD	Pay	10.00		07/10/2012	(100)	(1)	(t )

								$(786)	$(720)

SWAP AGREEMENTS: π
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES — BUY PROTECTION: (1)

				Implied Credit
	Fixed Deal	Maturity		Spread (BP) at	Notional	Market	Premiums	Net Unrealized
Reference Obligation	Pay Rate	Date	Counterparty	04/30/2011(3)	Amount(4)	Value	(Received)	(Depreciation)

North America High Yield Index - Series 15, 5.00%	5.00%	12/20/2015	MYC	386.74	$24,400	$(951)	$(838)	$(113)
North America Investment Grade Index - Series 15,1.00%	1.00	12/20/2015	MYC	75.39	8,300	(73)	(36)	(37)

						$(1,024)	$(874)	$(150)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES — SELL PROTECTION: (2)

	Fixed Deal			Implied Credit			Premiums	Net Unrealized
	Receive	Maturity		Spread (BP) at	Notional	Market	Paid	Appreciation
Reference Obligation	Rate	Date	Counterparty	04/30/2011(3)	Amount(4)	Value	(Received)	(Depreciation)

Goldman Sachs Group, Inc., 6.60%, 01/15/2012	1.00%	03/20/2012	BRC	26.72	$200	$1	$ (t )	$1
Time Warner, Inc., 5.88%, 11/15/2016	1.19	03/20/2014	DUB	35.02	20	(t )	—	(t )

						$1	$ (t )	$1

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION: (1)

								Net Unrealized
	Fixed Deal	Maturity		Currency	Notional	Market	Premiums	Appreciation
Reference Obligation	Pay Rate	Date	Counterparty	Code	Amount(4)	Value(5)	Paid	(Depreciation)

Dow Jones North America
Investment Grade Index - Series 5, 0.14%	0.14%	12/20/2012	MYC	USD	$4,500	$8	$—	$8
North America High Yield Index - Series 14, 5.00%	5.00	06/20/2015	DUB	USD	6,600	(299)	412	(711)
North America High Yield Index - Series 14, 5.00%	5.00	06/20/2015	CBK	USD	8,000	(363)	532	(895)

						$(654)	$944	$(1,598)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION: (2)

							Premiums
	Fixed Deal	Maturity		Currency	Notional	Market	Paid	Net Unrealized
Reference Obligation	Pay Rate	Date	Counterparty	Code	Amount(4)	Value(5)	(Received)	(Depreciation)

Dow Jones North America
Investment Grade Index - Series 5, 0.46%	0.46%	12/20/2015	MYC	USD	$3,200	$(239)	$—	$(239)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
SWAP AGREEMENTS (continued): π
INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:

		Maturity		Currency	Notional	Market	Premiums	Net Unrealized
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	Amount	Value	Paid	Appreciation

BRL-CDI	11.89%	01/02/2013	HUS	BRL	$6,700	$20	$18	$2
INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

							Premiums	Net Unrealized
		Maturity		Currency	Notional	Market	Paid	Appreciation
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	Amount	Value	(Received)	(Depreciation)

6-Month AUD BBR-BBSW	5.25%	12/15/2017	DUB	AUD	$2,200	$(49)	$(9)	$(40)
6-Month AUD BBR-BBSW	5.25	12/15/2017	BRC	AUD	3,600	(80)	(17)	(63)
6-Month EURIBOR	3.00	09/21/2016	DUB	EUR	16,700	(249)	(497)	248
BRL-CDI	10.68	01/02/2012	BRC	BRL	1,300	(10)	(2)	(8)
BRL-CDI	11.67	01/02/2012	MYC	BRL	5,200	93	13	80
BRL-CDI	11.91	01/02/2013	BRL	BRL	39,900	89	124	(35)
BRL-CDI	12.51	01/02/2013	UAG	BRL	6,100	(5)	(6)	1
BRL-CDI	12.59	01/02/2013	MYC	BRL	2,800	22	2	20
BRL-CDI	11.93	01/02/2013	MYC	BRL	2,500	8	(4)	12
BRL-CDI	11.94	01/02/2014	BRL	BRL	9,900	(43)	23	(66)
BRL-CDI	12.12	01/02/2014	HUS	BRL	11,600	34	20	14
BRL-CDI	11.96	01/02/2014	GLM	BRL	37,100	(3)	(22)	19
BRL-CDI	11.99	01/02/2014	GLM	BRL	4,000	1	1	t
MXN-TIIE-Banxico §	6.50	03/05/2013	MYC	MXN	64,800	22	(3)	25

						$(170)	$(377)	$207

FUTURES CONTRACTS:

				Net Unrealized
				Appreciation
Description	Type	Contracts ┌	Expiration Date	(Depreciation)

3-Month EURIBOR	Long	593	06/13/2011	$(319)
3-Month Sterling	Long	39	06/15/2011	21
90-Day Euro	Long	962	12/19/2011	612
90-Day Euro	Long	122	03/19/2012	87

				$401

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Australian Dollar	(16,973)	05/31/2011	$(18,292)	$(241)
Brazilian Real	1,362	06/02/2011	853	11
Brazilian Real	715	06/02/2011	422	32
Brazilian Real	(1,447)	06/02/2011	(850)	(68)
Brazilian Real	(630)	06/02/2011	(370)	(30)
Brazilian Real	(1,362)	08/02/2011	(842)	(15)
Canadian Dollar	(6,633)	06/20/2011	(6,787)	(215)
Canadian Dollar	707	06/20/2011	717	29
Chinese Yuan Renminbi	2,324	09/14/2011	350	12
Chinese Yuan Renminbi	1,847	09/14/2011	278	10
Chinese Yuan Renminbi	1,445	09/14/2011	218	7
Chinese Yuan Renminbi	3,461	09/14/2011	522	17
Chinese Yuan Renminbi	645	11/04/2011	101	(t )
Chinese Yuan Renminbi	4,808	11/15/2011	726	26
Chinese Yuan Renminbi	3,176	02/13/2012	493	7
Chinese Yuan Renminbi	9,245	02/13/2012	1,434	21
Chinese Yuan Renminbi	9,360	02/13/2012	1,453	21

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
FORWARD FOREIGN CURRENCY CONTRACTS (continued):

			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Chinese Yuan Renminbi	9,196	02/13/2012	$1,427	$20
Chinese Yuan Renminbi	1,810	02/13/2012	279	6
Chinese Yuan Renminbi	11,209	02/13/2012	1,743	21
Chinese Yuan Renminbi	8,849	02/13/2012	1,373	19
Chinese Yuan Renminbi	9,703	02/13/2012	1,505	22
Chinese Yuan Renminbi	3,751	02/13/2012	582	9
Chinese Yuan Renminbi	3,351	02/13/2012	521	7
Chinese Yuan Renminbi	2,751	02/13/2012	428	5
Chinese Yuan Renminbi	7,389	02/13/2012	1,147	16
Chinese Yuan Renminbi	6,353	02/01/2013	1,004	18
Chinese Yuan Renminbi	8,367	02/01/2013	1,330	17
Danish Krone	1,190	05/05/2011	220	16
Euro	(14,051)	07/18/2011	(20,265)	(497)
Euro	258	07/18/2011	373	8
Euro	(4,200)	07/18/2011	(5,957)	(250)
Indian Rupee	(94,234)	05/09/2011	(2,111)	(16)
Indian Rupee	65,234	05/09/2011	1,400	72
Indian Rupee	29,000	05/09/2011	626	29
Indian Rupee	94,234	08/12/2011	2,077	11
Indian Rupee	148,024	08/12/2011	3,155	124
Japanese Yen	(195,332)	07/14/2011	(2,332)	(77)
Malaysian Ringgit	9	08/11/2011	3	t
Mexican Peso	16,959	07/07/2011	1,453	11
Mexican Peso	16,971	07/07/2011	1,453	12
Mexican Peso	16,954	07/07/2011	1,453	11
Mexican Peso	84	07/07/2011	7	t
Mexican Peso	19,785	07/07/2011	1,696	12
Norwegian Krone	21,030	05/05/2011	3,746	261
Norwegian Krone	2,349	05/05/2011	414	33
Norwegian Krone	13,778	05/05/2011	2,392	233
Pound Sterling	(6,862)	06/13/2011	(11,016)	(439)
Republic of Korea Won	1,325,000	05/09/2011	1,171	65
Republic of Korea Won	1,356,400	05/09/2011	1,201	65
Republic of Korea Won	837,000	05/09/2011	747	34
Republic of Korea Won	(937,000)	05/09/2011	(864)	(11)
Republic of Korea Won	(7,999,999)	05/09/2011	(7,308)	(158)
Republic of Korea Won	(6,106,676)	05/09/2011	(5,642)	(57)
Republic of Korea Won	282,058	05/09/2011	249	15
Republic of Korea Won	1,416,700	05/09/2011	1,240	82
Republic of Korea Won	1,255,608	05/09/2011	1,099	73
Republic of Korea Won	4,586,536	05/09/2011	3,960	320
Republic of Korea Won	661,000	05/09/2011	589	28
Republic of Korea Won	1,524,100	05/09/2011	1,344	78
Republic of Korea Won	227,274	05/09/2011	200	12
Republic of Korea Won	1,222,000	05/09/2011	1,089	51
Republic of Korea Won	350,000	05/09/2011	312	15
Republic of Korea Won	937,000	08/12/2011	859	12
Republic of Korea Won	6,106,675	08/12/2011	5,610	69
Republic of Korea Won	7,999,999	08/12/2011	7,268	172
Singapore Dollar	2,850	06/09/2011	2,185	144
Singapore Dollar	3,528	06/09/2011	2,756	126
Singapore Dollar	1,575	06/09/2011	1,211	76
Singapore Dollar	27	09/09/2011	21	1
Taiwan Dollar	122,831	01/11/2012	4,286	31

				$581

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $96,089.

*	Floating or variable rate note. Rate is listed as of 04/30/2011.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a total market value of $18,372, or 3.04%, of the fund’s net assets.

Ž	The security has a perpetual maturity. The date shown is the next call date.

§	Illiquid. At 04/30/2011, the market value of illiquid investment securities aggregated to $2,236, or 0.37%, of the fund’s net assets, and illiquid derivatives aggregated to $(21), or less than (0.01)%, of the fund’s net assets.

Џ	In default.

‡	Non-income producing security.

t	Value and/or principal is less than $1 or zero.

▪	Amount rounds to less than $0.01.

∞	Percentage rounds to less than 0.1%.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $786,951. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $25,306 and $17,457, respectively. Net unrealized appreciation for tax purposes is $7,849.

┌	Contract amounts are not in thousands.

(1)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	The maximum potential amount the fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

γ	A portion of these securities in the amount of $1,858 have been segregated as collateral with the broker to cover margin requirements for open futures contracts.

α	All or a portion of these securities, in the amount of $1,667, have been segregated with the broker to cover open swap contracts.

Φ	Cash, in the amount of $360, has been pledged by the broker as collateral with the custodian to cover open short TBA transactions.

π	Securities with an aggregate market value of $280 and cash in the amount of $520 have been pledged by the broker as collateral with the custodian for open swap contracts and/or swaptions
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2011, these securities aggregated $82,339, or 13.64%, of the fund’s net assets.

AUD	Australian Dollar

BBR-BBSW	Bankers Buying Rate-Bank Bill Swap reference rate. The average mid rate for the exchange of Australian Dollars.

BP	Basis Point

BRC	Barclays Bank PLC

BRL	Brazilian Real

CAD	Canadian Dollar

CBK	Citibank N.A.

CDI	Credit Default Index

CDX	A series of indices that track North American and emerging market credit derivative indices.

CLO	Collateralized Loan Obligation

DUB	Deutsche Bank AG

EUR	Euro

EURIBOR	Euro InterBank Offered Rate

FVA	Forward Volatility Agreement

GBP	Pound Sterling

GLM	Goldman Sachs Global Liquidity Management

HUS	HSBC Bank USA

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
DEFINITIONS (continued):

IO	Interest Only

IRO	Interest Rate Option

MXN	Mexican Peso

MYC	Morgan Stanley Capital Services

OAO	Otkrytoe Aktsionernoe Obschestvo (Russian: Open Joint Stock Corporation)

TBA	To Be Announced

UAG	UBS AG

USD	United States Dollar
VALUATION SUMMARY: Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Asset-Backed Securities	$—	$13,952	$3,693	$17,645
Convertible Preferred Stocks	1,807	—	—	1,807
Corporate Debt Securities	—	153,522	500	154,022
Foreign Government Obligations	—	39,726	—	39,726
Loan Assignments	—	1,256	—	1,256
Mortgage-Backed Securities	—	56,174	—	56,174
Municipal Government Obligations	—	33,309	—	33,309
Preferred Corporate Debt Securities	—	12,203	—	12,203
Preferred Stock	—	—	903	903
Repurchase Agreements	—	8,377	—	8,377
Securities Lending Collateral	99,296	—	—	99,296
Short-Term U.S. Government Obligations	—	111,548	—	111,548
U.S. Government Agency Obligations	—	226,299	9,332	235,631
U.S. Government Obligations	—	22,903	—	22,903

Total	$101,103	$679,269	$14,428	$794,800

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Securities Sold Short	Prices	Inputs	Inputs	04/30/2011

U.S. Government Agency Obligations	$—	$(68,956)	$—	$(68,956)

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Other Financial Instruments	Prices	Inputs	Inputs	04/30/2011

Written Options	$—	$(286)	$—	$(286)
Written Swaptions	—	(720)	—	(720)

Total	$—	$(1,006)	$—	$(1,006)

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Total at
Other Financial Instruments ₣	Prices	Inputs	Inputs	04/30/2011

Futures Contracts - Appreciation	$720	$—	$—	$720
Futures Contracts - Depreciation	(319)	—	—	(319)
Credit Default Swap - Appreciation	—	9	—	9
Credit Default Swap - Depreciation	—	(1,995)	—	(1,995)
Interest Rate Swap - Appreciation	—	421	—	421
Interest Rate Swap - Depreciation	—	(212)	—	(212)
Forward Foreign Currency Contracts - Appreciation	—	2,655	—	2,655
Forward Foreign Currency Contracts - Depreciation	—	(2,074)	—	(2,074)

Total	$401	$(1,196)	$—	$(795)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica PIMCO Total Return
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
VALUATION SUMMARY (continued): Э
Level 3 Rollforward — Investment Securities

										Net Change in
										Unrealized
										Appreciation/
										(Depreciation)
						Net Change in				on
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending	Investments
	Balance at			Discounts/	Realized	Appreciation	into	out of	Balance at	Held at
Securities	10/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	/(Depreciation)	Level 3 ¥	Level 3	04/30/2011	04/30/2011

Asset-Backed Securities	$—	$3,700	$—	$—	$—	$(7)	$—	$—	$3,693	$(7)
Corporate Debt Securities	—	500	—	—	—	(t )	—	—	500	(t )
Mortgage- Backed Securities	45	—	—	—	—	(45)	—	—	—	—
Preferred Stock	—	—	—	—	—	—	903	—	903	(12)
U.S. Government Agency Obligations	—	9,326	—	—	—	6	—	—	9,332	$6

Total	$45	$13,526	$—	$—	$—	$(46)	$903	$—	$14,428	$(13)

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

¥	Transferred into Level 3 because of unavailability of observable inputs.

t	Amount rounds to less than $(1).

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Schroders International Small Cap
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 97.3%
Australia - 7.3%
Adelaide Brighton, Ltd.	362,972	$1,257
Amcor, Ltd.	699,696	5,369
Ansell, Ltd. ^	356,395	5,442
Aston Resources, Ltd. ‡	204,114	2,125
Computershare, Ltd.	663,216	7,037
Dart Energy, Ltd. ‡ ^	2,084,627	1,737
Dart Energy, Ltd. (Entitlement Shares) ‡ Ə	385,579	321
Fairfax Media, Ltd. ^	2,678,571	3,875
Iluka Resources, Ltd.	325,406	4,462
Mesoblast, Ltd. ‡	146,085	1,305
Mirvac Group REIT	1,347,359	1,876
Myer Holdings, Ltd. ^	1,087,247	3,766
Sims Metal Management, Ltd.	211,687	4,051
Starpharma Holdings, Ltd. ‡	798,748	1,103
Transfield Services, Ltd.	645,222	2,510
Transpacific Industries Group, Ltd. ‡	74,424	91
Austria - 2.2%
Kapsch TrafficCom AG	40,000	3,792
Mayr Melnhof Karton AG ^	40,000	4,858
RHI AG ‡	65,000	2,322
Rosenbauer International AG §	53,000	3,219
Belgium - 1.6%
EVS Broadcast Equipment SA	44,000	3,014
Kinepolis Group NV	27,000	2,315
Melexis NV	8,924	171
Nyrstar	255,000	3,520
Nyrstar STRIP VVPR ‡	105,000	1
Tessenderlo Chemie NV	36,028	1,434
Bermuda - 2.6%
Aquarius Platinum, Ltd. ^	289,058	1,666
Biosensors International Group, Ltd. ‡ ^	4,846,000	5,345
Dockwise, Ltd. ‡ ^	129,554	3,753
Ports Design, Ltd.	1,995,000	5,523
Brazil - 0.8%
Cia Brasileira de Distribuicao Grupo Pao de Acucar - Class A ADR ^	46,306	2,105
Cyrela Brazil Realty SA Empreendimentos e Participacoes	179,633	1,885
PDG Realty SA Empreendimentos e Participacoes	197,368	1,159
Canada - 0.9%
Niko Resources, Ltd.	20,030	1,693
Sino-Forest Corp. - Class A ‡ ^	161,188	4,005
Cayman Islands - 1.8%
Bawang International Group Holding, Ltd.	854,000	238
Concord Medical Services Holdings, Ltd. ADR ‡ ^	368,786	2,006
Evergreen International Holdings, Ltd. ‡	4,115,000	2,035
Intime Department Store Group Co., Ltd.	1,182,000	1,835
Leoch International Technology, Ltd. ‡	7,959,000	3,976
Parkson Retail PLC	931,500	1,437
China - 0.2%
China National Building Material Co., Ltd.	616,000	1,294
Denmark - 2.9%
Jyske Bank A/S ‡	87,000	4,325
Solar A/S - Class B ^ §	58,000	5,080
Sydbank A/S	150,000	4,349
Tryg A/S ^	70,000	4,470
France - 5.1%
Bourbon SA ^	110,000	5,210
Canal +	36,396	298
Club Mediterranee ‡ ^	145,000	3,380
Groupe Eurotunnel SA	365,000	3,965
Lectra ‡	178,581	1,719
Medica SA ‡	97,702	2,016
Meetic	63,417	1,430
Pierre & Vacances	21,057	1,878
Rubis ^	66,847	8,217
Saft Groupe SA	27,500	1,263
Store Electronic ‡ §	55,000	958
Sword Group	63,000	2,066
Germany - 9.3%
Aixtron SE NA ^	60,000	2,559
Bijou Brigitte AG ^	5,848	838
Bilfinger Berger SE ‡	65,000	6,261
Brenntag AG ‡	40,000	4,917
Cewe Color Holding AG	71,500	3,472
CompuGroup Medical AG ^ §	195,878	3,315
Freenet AG ^	530,000	6,750
Grenkeleasing AG	13,500	808
MTU Aero Engines Holding AG ‡	45,000	3,449
R. Stahl AG	30,000	1,381
Rheinmetall AG	94,000	8,431
SFC Energy AG ‡ §	130,000	924
Stratec Biomedical Systems AG ^	28,200	1,270
Takkt AG §	126,000	2,169
Tipp24 SE ‡	55,000	2,641
Tom Tailor Holding AG ‡	155,000	3,042
Wirecard AG ^	185,000	3,532
Xing AG ‡	45,000	3,199
Greece - 0.1%
Eurobank Properties Real Estate Investment Co. REIT	63,348	563
Hong Kong - 0.9%
Dah Sing Banking Group, Ltd.	2,715,240	4,398
Shougang Concord International Enterprises Co., Ltd. ‡	9,966,000	1,322
Indonesia - 0.9%
Bank Mandiri PT	2,719,082	2,270
Ciputra Property PT	36,066,000	1,748
United Tractors PT	730,000	1,982
Ireland - 2.7%
DCC PLC	220,000	7,423
Grafton Group PLC	550,000	2,830
IFG Group PLC	680,000	1,420
Irish Continental Group PLC	60,000	1,549
James Hardie Industries SE ‡	274,557	1,776
Smurfit Kappa Group PLC ‡	175,500	2,410
Isle of Man - 0.8%
Exillon Energy PLC ‡ ^	400,000	3,127
Lamprell PLC ^	300,000	1,863
Israel - 0.3%
Oridion Systems, Ltd. ‡ §	150,000	2,185
Italy - 3.2%
Azimut Holding SpA	580,000	7,414
Cairo Communication SpA	454,277	2,177
CIR-Compagnie Industriali Riunite SpA ‡ ^	600,000	1,573
Davide Campari-Milano SpA	200,000	1,440
Natuzzi SpA ADR ‡ §	400,000	1,764
Prysmian SpA ^	198,000	4,672
Sorin SpA ‡	477,000	1,371
Japan - 14.8%
Accordia Golf Co., Ltd.	3,213	2,072
AICA Kogyo Co., Ltd. ^	94,100	1,245
Arcs Co., Ltd.	192,700	2,985
Asahi Diamond Industrial Co., Ltd. ^	134,000	2,787
Daido Steel Co., Ltd. ^	336,000	1,921
Exedy Corp. ^	39,200	1,252
Fujikura Kasei Co., Ltd.	246,100	1,440
Glory, Ltd.	104,300	2,291
Hisaka Works, Ltd.	100,000	1,130
Hitachi Transport System, Ltd. ^	127,600	1,773
Icom, Inc. ^	29,100	862

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Schroders International Small Cap
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

Japan (continued)
JSP Corp. ^	191,700	$3,414
Koito Manufacturing Co., Ltd. ^	211,000	3,318
Kuroda Electric Co., Ltd.	214,600	2,391
Lintec Corp.	97,600	2,888
Miura Co., Ltd. ^	57,800	1,642
Modec, Inc. ^	240,400	4,448
Moshi Moshi Hotline, Inc. ^	82,250	1,509
Musashi Seimitsu Industry Co., Ltd.	179,000	4,321
Nabtesco Corp.	36,000	922
NEC Networks & System Integration Corp. ^	142,700	1,865
Nichi-Iko Pharmaceutical Co., Ltd. ^	103,800	2,683
Nidec Copal Corp. ^	102,400	1,194
Nifco, Inc. ^	116,400	2,943
Nihon Parkerizing Co., Ltd.	259,000	3,603
Nippon Thompson Co., Ltd. ^	573,000	4,266
Nishimatsuya Chain Co., Ltd. ^	69,600	589
Nitta Corp. ^	213,200	3,822
OSAKA Titanium Technologies Co. ^	64,200	4,986
Shinko Plantech Co., Ltd.	147,800	1,656
Shinmaywa Industries, Ltd.	520,000	2,219
Sumida Corp.	147,700	1,412
Takasago International Corp.	409,000	2,128
Tokai Tokyo Financial Holdings, Inc.	1,087,000	3,258
Toyo Tanso Co., Ltd. ^	18,500	1,028
Trusco Nakayama Corp.	162,000	2,743
Tsumura & Co. ^	77,100	2,398
Tsuruha Holdings, Inc. ^	46,400	2,195
Tsutsumi Jewelry Co., Ltd. §	75,100	1,874
Yushin Precision Equipment Co., Ltd.	108,700	2,014
Jersey, Channel Islands - 0.3%
Regus PLC	1,000,000	1,875
Korea, Republic of - 2.6%
BS Financial Group, Inc. ‡	355,020	5,168
Hyundai Glovis Co., Ltd.	28,565	4,078
Samsung SDI Co., Ltd.	28,264	5,051
Taewoong Co., Ltd. ‡	50,663	2,236
Luxembourg - 1.0%
APERAM ^	71,000	2,989
SAF-Holland SA ‡ ^	253,532	3,068
Netherlands - 4.5%
Delta Lloyd NV ^	275,000	7,238
Fugro NV	35,000	3,210
Imtech NV	164,050	6,230
Koninklijke Ten Cate NV ^	100,000	4,629
LBi International NV ‡	803,385	2,154
Sligro Food Group NV	64,000	2,379
TomTom NV ‡ ^	280,000	2,534
New Zealand - 1.3%
Fletcher Building, Ltd. ^	1,100,777	8,175
Norway - 1.3%
Morpol ASA ‡	605,000	2,352
Pronova BioPharma AS ‡	730,000	1,197
Statoil Fuel & Retail ASA ‡	202,000	2,266
Storebrand ASA	241,391	2,507
Singapore - 2.9%
First Resources, Ltd. ^	2,239,000	2,524
Mapletree Industrial Trust REIT ^	1,935,000	1,707
SATS, Ltd.	741,000	1,562
Sia Engineering Co., Ltd.	1,207,000	4,113
STX OSV Holdings, Ltd. ‡	1,912,000	1,749
Tiger Airways Holdings, Ltd. ‡ ^	1,967,000	2,410
UOL Group, Ltd.	317,000	1,253
Yanlord Land Group, Ltd. ^	2,398,000	2,841
Spain - 0.6%
Codere SA ‡ ^	130,000	2,106
Pescanova SA ^	45,000	1,873
Sweden - 1.1%
Byggmax Group AB	510,000	4,895
Kungsleden AB	207,199	2,186
Switzerland - 5.7%
Bank Sarasin & Cie AG	41,054	1,804
Banque Cantonale Vaudoise	1,200	737
Forbo Holding AG ‡	3,720	3,045
Gategroup Holding AG ‡	170,000	9,098
Helvetia Holding AG ‡	9,930	4,658
Implenia AG ‡	59,119	2,143
Inficon Holding AG	12,240	2,887
Kuoni Reisen Holding AG ‡ ^	7,544	3,471
Micronas Semiconductor Holding AG ‡	27,642	264
Newave Energy Holding SA ‡ §	45,930	2,870
Orior AG ‡ §	53,000	3,223
Uster Technologies AG ‡ §	49,500	2,003
Taiwan - 0.6%
Bank of Kaohsiung ‡	6,486,000	3,171
Hung Poo Real Estate Development Corp.	710,000	850
Thailand - 0.2%
Big C Supercenter PCL	8,700	25
Quality Houses PCL	17,121,000	1,342
United Kingdom - 16.8%
A.G.BARR PLC	60,000	1,383
Albemarle & Bond Holdings §	410,000	2,030
Anglo Pacific Group PLC	424,426	2,247
Ashtead Group PLC	750,000	2,539
Berendsen PLC	250,000	2,169
Berkeley Group Holdings PLC ‡	100,000	1,774
Bodycote PLC	470,000	3,062
Bovis Homes Group PLC	270,000	1,990
Burberry Group PLC	100,000	2,170
Carillion PLC	300,000	1,969
Consort Medical PLC	195,489	1,887
Cranswick PLC	75,218	949
CSR PLC ‡	235,000	1,471
Dechra Pharmaceuticals PLC	263,470	2,112
Derwent London PLC REIT	90,000	2,700
Devro PLC	450,000	2,151
Dignity PLC ‡ ^	180,000	2,305
E2V Technologies PLC	1,871,727	4,221
Elementis PLC	1,400,000	3,862
Fidessa Group PLC	83,775	2,468
Forth Ports PLC	50,000	1,355
Future PLC	1,400,000	453
Go-Ahead Group PLC	50,000	1,183
Grainger PLC	857,639	1,652
Hamworthy PLC	390,342	3,706
Helphire Group PLC ‡ §	1,477,353	333
Homeserve PLC	240,715	1,967
Hunting PLC	160,000	2,166
John Wood Group PLC	308,963	3,585
Keller Group PLC	154,801	1,703
Kier Group PLC	165,497	3,686
Mears Group PLC	284,685	1,148
Micro Focus International PLC	223,338	1,386
Millennium & Copthorne Hotels PLC	228,234	2,019
Morgan Crucible Co. PLC	225,000	1,169
Premier Farnell PLC	450,000	2,146
Premier Oil PLC ‡	110,000	3,698
PV Crystalox Solar PLC	711,762	642
PZ Cussons PLC ^	450,000	2,464
SDL PLC ‡	255,000	2,758
Senior PLC	900,000	2,300
Shanks Group PLC	1,194,041	2,401
SIG PLC ‡	1,000,000	2,348
Tate & Lyle PLC	207,076	2,058
Travis Perkins PLC ^	117,166	2,110

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Schroders International Small Cap
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

United Kingdom (continued)
TT electronics PLC	221,688	$661
Ultra Electronics Holdings PLC	57,177	1,650
Victrex PLC	90,000	2,212
Vitec Group PLC	117,844	1,211
WH Smith PLC	250,000	1,969
William Hill PLC	562,042	2,101

Total Common Stocks (cost $480,417)		617,119

SECURITIES LENDING COLLATERAL - 14.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	89,873,847	89,874
Total Securities Lending Collateral (cost $89,874)

	Principal	Value

REPURCHASE AGREEMENT - 1.6%
State Street Bank & Trust Co.
0.01% ▲, dated 04/29/2011, to be repurchased at $10,111 on 05/02/2011. Collateralized by U.S. Government Agency Obligations, 4.00%, due 03/01/2025 - 04/01/2025, with a total value of $10,313.	$10,111	10,111
Total Repurchase Agreement (cost $10,111)

Total Investment Securities (cost $580,402) #		717,104
Other Assets and Liabilities - Net		(83,332)

Net Assets		$633,772

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value

Machinery	5.9%	$42,151
Metals & Mining	3.8	27,043
Commercial Services & Supplies	3.8	26,240
Trading Companies & Distributors	3.5	24,958
Chemicals	3.3	23,924
Construction & Engineering	3.3	23,857
Energy Equipment & Services	3.3	23,725
Commercial Banks	3.3	23,681
Electronic Equipment & Instruments	2.9	21,128
Hotels, Restaurants & Leisure	2.8	19,668
Insurance	2.7	18,873
Health Care Equipment & Supplies	2.5	17,500
Industrial Conglomerates	2.4	17,427
Specialty Retail	2.3	16,670
Electrical Equipment	2.1	15,375
Oil, Gas & Consumable Fuels	2.0	14,989
Construction Materials	2.0	14,824
Household Durables	1.9	14,151
Software	1.9	13,712
Textiles, Apparel & Luxury Goods	1.9	13,160
Food & Staples Retailing	1.8	12,912
Containers & Packaging	1.8	12,637
Capital Markets	1.8	12,476
Auto Components	1.7	11,959
Food Products	1.7	11,907
Real Estate Management & Development	1.6	11,872
IT Services	1.5	10,569
Pharmaceuticals	1.4	9,493
Media	1.2	9,118
Gas Utilities	1.2	8,217

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Schroders International Small Cap
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Percentage of
INVESTMENTS BY INDUSTRY (continued):	Total Investments	Value

Road & Rail	1.0%	$7,254
Multiline Retail	1.0	7,038
Transportation Infrastructure	1.0	7,030
Real Estate Investment Trusts	1.0	6,846
Internet Software & Services	0.9	6,783
Diversified Telecommunication Services	0.9	6,750
Aerospace & Defense	0.7	5,099
Semiconductors & Semiconductor Equipment	0.6	4,465
Air Freight & Logistics	0.6	4,078
Health Care Providers & Services	0.6	4,022
Paper & Forest Products	0.6	4,005
Communications Equipment	0.5	3,876
Marine	0.4	3,298
Diversified Financial Services	0.4	2,965
Beverages	0.4	2,823
Household Products	0.3	2,464
Airlines	0.3	2,410
Leisure Equipment & Products	0.3	2,405
Diversified Consumer Services	0.3	2,305
Internet & Catalog Retail	0.3	2,169
Consumer Finance	0.3	2,030
Biotechnology	0.2	1,305
Building Products	0.2	1,245
Personal Products	0.0 ∞	238

Investment Securities, at Value	86.1	617,119
Short-Term Investments	13.9	99,985

Total Investments	100.0%	$717,104

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $85,372.

‡	Non-income producing security.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a market value of $321, or 0.05%, of the fund’s net assets.

§	Illiquid. These securities aggregated to $31,947, or 5.04%, of the fund’s net assets.

▲	Rate shown reflects the yield at 04/29/2011.

∞	Percentage rounds to less than 0.1%.

#	Aggregate cost for federal income tax purposes is $580,402. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $152,285 and $15,583, respectively. Net unrealized appreciation for tax purposes is $136,702.
DEFINITIONS:

ADR	American Depositary Receipt

STRIP VVPR	Is a coupon which, if presented along with the corresponding coupon of the share, allows to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company.

REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Schroders International Small Cap
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
VALUATION SUMMARY: Э

		Level 2 - Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$40,340	$576,779	$—	$617,119
Repurchase Agreement	—	10,111	—	10,111
Securities Lending Collateral	89,874	—	—	89,874

Total	$130,214	$586,890	$—	$717,104

Level 3 Rollforward — Investment Securities

Net Change in
Unrealized
Appreciation/
(Depreciation)
								Net Change in				on
	Beginning					Accrued	Total	Unrealized	Transfers	Transfers	Ending	Investments
	Balance at					Discounts/	Realized	Appreciation	into	out of	Balance at	Held at
Securities	10/31/2010	Purchases	Sales			(Premiums)	Gain/(Loss)	/(Depreciation)	Level 3	Level 3	04/30/2011	04/30/2011

Rights	$ t	$—	$	(t	)▲	$—	$—	$—	$—	$—	$—	$—

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

▲	Rights exercised on 11/03/2010.

t	Amount rounds to less than $1 or $(1).

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Third Avenue Value
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 87.4%
Austria - 0.8%
Andritz AG	35,000	$3,614
Bermuda - 1.4%
Nabors Industries, Ltd. ‡	196,865	6,032
Canada - 16.0%
Brookfield Asset Management, Inc. - Class A ^	734,586	24,697
Canfor Corp. ‡	589,723	7,766
Cenovus Energy, Inc.	327,000	12,556
EnCana Corp.	367,000	12,302
Viterra, Inc.	1,107,150	13,305
France - 0.6%
Sanofi-Aventis SA	32,950	2,606
Germany - 2.6%
Lanxess AG	123,000	11,282
Guernsey, Channel Islands - 2.5%
Resolution, Ltd. ^	2,127,500	10,774
Hong Kong - 15.7%
Cheung Kong Holdings, Ltd.	1,279,153	20,127
Henderson Land Development Co., Ltd.	2,944,727	20,154
Hutchison Whampoa, Ltd.	1,845,888	21,106
Wharf Holdings, Ltd.	398,141	2,922
Wheelock & Co., Ltd.	1,062,000	4,396
Japan - 9.9%
Mitsui Fudosan Co., Ltd.	649,462	11,272
Tokio Marine Holdings, Inc.	470,080	13,150
Toyota Industries Corp.	630,107	19,100
Korea, Republic of - 3.9%
POSCO ADR	154,261	17,015
Singapore - 0.2%
Verigy, Ltd. ‡	50,944	737
Sweden - 4.8%
Investor AB - Class A ^	866,546	20,895
Switzerland - 0.9%
Pargesa Holding SA (Bearer Shares)	36,741	3,776
United States - 28.1%
Alamo Group, Inc. ^	118,983	3,404
Alexander & Baldwin, Inc. ^	68,770	3,624
Applied Materials, Inc.	493,961	7,750
AVX Corp.	836,145	13,637
Bank of New York Mellon Corp. ^	560,052	16,219
Bristow Group, Inc. ‡ ^	173,630	8,056
Capital Southwest Corp.	19,256	1,853
Cross Country Healthcare, Inc. ‡ ^	148,956	1,105
Electro Scientific Industries, Inc. ‡ ^	149,410	2,458
Electronics for Imaging, Inc. ‡ ^	202,436	3,635
Forest City Enterprises, Inc. - Class A ‡	679,836	13,059
Intel Corp. ^	355,961	8,255
Investment Technology Group, Inc. ‡ ^	424,815	7,269
KeyCorp	230,000	1,994
Leucadia National Corp. ^	95,000	3,673
Lexmark International, Inc. - Class A ‡ ^	36,205	1,168
MDC Holdings, Inc. ^	28,363	828
Pharmaceutical Product Development, Inc.	300,710	9,277
Sanderson Farms, Inc. ^	35,000	1,666
Sycamore Networks, Inc. ^	95,818	2,348
Tejon Ranch Co. ‡ ^	86,299	3,076
Tellabs, Inc. ^	941,479	4,632
Westwood Holdings Group, Inc. ^	111,753	4,208

Total Common Stocks (cost $381,999)		382,778

SECURITIES LENDING COLLATERAL - 18.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24%▲	82,701,350	82,701
Total Securities Lending Collateral (cost $82,701)

	Principal	Value

REPURCHASE AGREEMENT - 12.4%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $54,168 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 12/01/2025, with a value of $55,254.	$54,168	54,168
Total Repurchase Agreement (cost $54,168)

Total Investment Securities (cost $518,868) #		519,647
Other Assets and Liabilities - Net		(82,020)

Net Assets		$437,627

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value

Real Estate Management & Development	19.2%	$99,703
Capital Markets	5.6	29,549
Diversified Financial Services	5.4	28,344
Oil, Gas & Consumable Fuels	4.7	24,858
Insurance	4.6	23,924
Industrial Conglomerates	4.1	21,106
Auto Components	3.7	19,100
Metals & Mining	3.3	17,015
Semiconductors & Semiconductor Equipment	3.2	16,742
Electronic Equipment & Instruments	3.1	16,095
Food Products	2.9	14,971
Energy Equipment & Services	2.8	14,088
Chemicals	2.2	11,282
Life Sciences Tools & Services	1.8	9,277
Paper & Forest Products	1.5	7,766
Machinery	1.4	7,018
Communications Equipment	1.3	6,980
Computers & Peripherals	0.9	4,803

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Third Avenue Value
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Percentage of
INVESTMENTS BY INDUSTRY (continued):	Total Investments	Value

Marine	0.7%	$3,624
Pharmaceuticals	0.5	2,606
Commercial Banks	0.4	1,994
Health Care Providers & Services	0.2	1,105
Household Durables	0.2	828

Investment Securities, at Value	73.7	382,778
Short-Term Investments	26.3	136,869

Total Investments	100.0%	$519,647

NOTES TO SCHEDULE OF INVESTMENTS:
‡	Non-income producing security.

^	All or a portion of this security is on loan. The value of all securities on loan is $80,008.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $518,868. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $49,579 and $48,800, respectively. Net unrealized appreciation for tax purposes is $779.
DEFINITION:
ADR      American Depositary Receipt
VALUATION SUMMARY: Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$199,853	$182,925	$—	$382,778
Repurchase Agreement	—	54,168	—	54,168
Securities Lending Collateral	82,701	—	—	82,701

Total	$282,554	$237,093	$—	$519,647

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Thornburg International Value
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

PREFERRED STOCK - 2.6%
Germany - 2.6%
Volkswagen AG, 1.75% ^ ▲	109,921	$21,654
Total Preferred Stock (cost $10,489)

COMMON STOCKS - 97.0%
Australia - 1.9%
BHP Billiton, Ltd.	309,792	15,562
Bermuda - 1.0%
SeaDrill, Ltd. ^	227,958	8,077
Brazil - 3.2%
BM&FBOVESPA SA	1,206,000	9,053
Embraer SA ADR ‡	203,127	6,598
Natura Cosmeticos SA	396,000	11,151
Canada - 4.7%
Canadian National Railway Co.	153,889	11,937
Canadian Natural Resources, Ltd. ^	253,314	11,916
Cenovus Energy, Inc. ^	148,897	5,725
Potash Corp., of Saskatchewan, Inc.	164,345	9,266
China - 4.9%
China Life Insurance Co., Ltd. - Class H	2,016,688	7,167
China Merchants Bank Co., Ltd. - Class H	4,310,950	11,102
Industrial & Commercial Bank of China - Class H	17,475,200	14,783
Sinopharm Group Co., Ltd. - Class H	2,235,114	7,713
Denmark - 2.7%
Novo Nordisk A/S - Class B ^	145,042	18,335
Vestas Wind Systems A/S ‡ ^	115,265	4,093
France - 9.3%
Air Liquide SA	112,192	16,597
BNP Paribas	209,730	16,598
Lafarge SA	171,593	12,142
LVMH Moet Hennessy Louis Vuitton SA	106,990	19,214
Publicis Groupe SA	213,447	12,096
Germany - 10.8%
Adidas AG	126,700	9,432
Allianz SE ^	86,300	13,588
Deutsche Bank AG	212,846	13,903
Fresenius Medical Care AG & Co., KGaA	193,335	15,194
SAP AG	294,367	18,965
Siemens AG	125,900	18,316
Hong Kong - 4.1%
CNOOC, Ltd.	6,845,355	16,888
Hong Kong Exchanges & Clearing, Ltd.	751,100	17,138
India - 1.1%
Coal India, Ltd.	1,043,200	8,994
Ireland - 1.0%
Covidien PLC	154,115	8,583
Israel - 1.9%
Teva Pharmaceutical Industries, Ltd. ADR	339,338	15,518
Japan - 10.2%
Canon, Inc. ^	228,727	10,771
Dai-ichi Life Insurance Co., Ltd. ^	4,673	7,719
Fanuc Corp.	61,826	10,350
KDDI Corp. ^	882	5,888
Komatsu, Ltd.	605,160	21,337
Mitsubishi UFJ Financial Group, Inc.	2,629,600	12,621
Toyota Motor Corp. ^	389,574	15,541
Korea, Republic of - 2.2%
Hyundai Motor Co.	78,233	17,995
Luxembourg - 1.9%
ArcelorMittal ^	422,700	15,552
Mexico - 2.4%
America Movil SAB de CV - Series L ADR	149,389	8,545
Wal-Mart de Mexico SAB de CV - Series V	3,633,080	11,362
Netherlands - 1.4%
ING Groep NV ‡	878,300	11,578
Netherlands Antilles - 1.9%
Schlumberger, Ltd.	173,214	15,546
Spain - 2.0%
Telefonica SA	615,612	16,549
Sweden - 1.6%
Hennes & Mauritz AB - Class B ^	364,030	12,862
Switzerland - 6.8%
Credit Suisse Group AG	274,900	12,493
Julius Baer Group, Ltd. ‡	182,855	8,545
Logitech International SA ‡^	60,893	843
Nestle SA	274,696	17,053
Novartis AG	284,441	16,886
Taiwan - 2.7%
High Tech Computer Corp.	498,015	22,607
Turkey - 1.2%
Turkiye Garanti Bankasi AS	1,932,943	10,014
United Kingdom - 16.1%
ARM Holdings PLC	852,614	8,837
BG Group PLC	660,966	17,021
British American Tobacco PLC	417,029	18,223
Carnival PLC	324,955	13,084
Kingfisher PLC	2,903,490	13,340
Pearson PLC	447,707	8,581
Reckitt Benckiser Group PLC	236,726	13,173
SABMiller PLC	215,865	8,064
Standard Chartered PLC	517,577	14,384
Tesco PLC	2,714,223	18,299
United States - 0.0% ∞
Southern Copper Corp.	10,800	405

Total Common Stocks (cost $622,036)		801,712

SECURITIES LENDING COLLATERAL - 7.9%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.24%▲	65,003,171	65,003
Total Securities Lending Collateral (cost $65,003)

	Principal	Value

REPURCHASE AGREEMENT - 0.4%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $2,915 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 04/01/2025, with a value of $2,975.	$2,915	2,915
Total Repurchase Agreement (cost $2,915)

Total Investment Securities (cost $700,443) #		891,284

Other Assets and Liabilities - Net		(65,433)

Net Assets		$825,851

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Thornburg International Value
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Mexican Peso	34,799	05/24/2011	$2,841	$176
Mexican Peso	(237,961)	05/24/2011	(19,021)	(1,607)

				$(1,431)

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value

Commercial Banks	8.8%	$79,502
Oil, Gas & Consumable Fuels	6.9	60,544
Automobiles	6.1	55,190
Pharmaceuticals	5.6	50,739
Diversified Financial Services	4.2	37,769
Capital Markets	4.0	34,941
Machinery	3.7	31,687
Metals & Mining	3.4	31,519
Food & Staples Retailing	3.3	29,661
Textiles, Apparel & Luxury Goods	3.2	28,646
Insurance	3.2	28,474
Specialty Retail	2.9	26,202
Chemicals	2.9	25,863
Energy Equipment & Services	2.6	23,623
Computers & Peripherals	2.6	23,450
Health Care Providers & Services	2.6	22,907
Media	2.4	20,677
Software	2.1	18,965
Industrial Conglomerates	2.1	18,316
Tobacco	2.0	18,223
Food Products	1.9	17,053
Diversified Telecommunication Services	1.9	16,549
Wireless Telecommunication Services	1.7	14,433
Household Products	1.5	13,173
Hotels, Restaurants & Leisure	1.5	13,084
Construction Materials	1.4	12,142
Road & Rail	1.3	11,937
Personal Products	1.3	11,151
Office Electronics	1.2	10,771
Semiconductors & Semiconductor Equipment	1.0	8,837
Health Care Equipment & Supplies	1.0	8,583
Beverages	0.9	8,064
Aerospace & Defense	0.7	6,598
Electrical Equipment	0.5	4,093

Investment Securities, at Value	92.4	823,366
Short-Term Investments	7.6	67,918

Total Investments	100.0%	$891,284

NOTES TO SCHEDULE OF INVESTMENTS:
▲	Rate shown reflects the yield at 04/29/2011.

^	All or a portion of this security is on loan. The value of all securities on loan is $61,874.

‡	Non-income producing security.

∞	Percentage rounds to less than 0.1%.

#	Aggregate cost for federal income tax purposes is $700,443. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $198,536 and $7,695, respectively. Net unrealized appreciation for tax purposes is $190,841.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica Thornburg International Value
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
DEFINITION:
ADR      American Depositary Receipt
VALUATION SUMMARY: Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$109,581	$692,131	$—	$801,712
Preferred Stocks	—	21,654	—	21,654
Repurchase Agreement	—	2,915	—	2,915
Securities Lending Collateral	65,003	—	—	65,003

Total	$174,584	$716,700	$—	$891,284

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Total at
Other Financial Instruments ₣	Prices	Inputs	Inputs	04/30/2011

Forward Foreign Currency Contracts - Appreciation	$—	$176	$—	$176
Forward Foreign Currency Contracts - Depreciation	—	(1,607)	—	(1,607)

Total	$—	$(1,431)	$—	$(1,431)

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica UBS Large Cap Value
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 97.3%
Aerospace & Defense - 3.4%
Boeing Co.	152,100	$12,134
General Dynamics Corp.	165,900	12,081
Air Freight & Logistics - 1.3%
FedEx Corp. ^	93,900	8,983
Airlines - 1.1%
Southwest Airlines Co. ^	672,500	7,902
Auto Components - 1.5%
Johnson Controls, Inc.	258,600	10,603
Automobiles - 1.1%
General Motors Co. ‡^	231,000	7,413
Beverages - 1.6%
PepsiCo, Inc.	160,500	11,057
Capital Markets - 4.5%
Bank of New York Mellon Corp.	316,055	9,153
Goldman Sachs Group, Inc.	69,600	10,510
Morgan Stanley ^	467,400	12,223
Chemicals - 1.6%
Celanese Corp. - Series A ^	231,900	11,576
Commercial Banks - 5.3%
U.S. Bancorp	561,000	14,485
Wells Fargo & Co.	781,300	22,744
Computers & Peripherals - 1.3%
Hewlett-Packard Co.	220,600	8,906
Diversified Consumer Services - 0.5%
Apollo Group, Inc. - Class A ‡	88,100	3,527
Diversified Financial Services - 6.3%
Citigroup, Inc. ‡	4,196,800	19,263
JPMorgan Chase & Co.	540,800	24,677
Diversified Telecommunication Services - 2.8%
AT&T, Inc.	632,000	19,668
Electric Utilities - 5.9%
American Electric Power Co., Inc.	338,900	12,363
Edison International	232,700	9,138
FirstEnergy Corp. ^	326,800	13,059
Nextera Energy, Inc. ^	123,700	6,998
Energy Equipment & Services - 2.5%
Noble Corp. ^	409,000	17,591
Food & Staples Retailing - 1.9%
Kroger Co.	557,100	13,543
Food Products - 1.8%
Kraft Foods, Inc. - Class A ^	372,400	12,505
Health Care Equipment & Supplies - 5.1%
Baxter International, Inc.	124,200	7,067
Boston Scientific Corp. ‡^	801,000	5,999
Covidien PLC	249,400	13,890
Medtronic, Inc.	205,900	8,596
Health Care Providers & Services - 2.5%
UnitedHealth Group, Inc.	361,200	17,782
Hotels, Restaurants & Leisure - 1.3%
Carnival Corp. ^	235,200	8,954
Household Durables - 1.0%
Fortune Brands, Inc. ^	104,000	6,768
Household Products - 4.5%
Colgate-Palmolive Co.	93,300	7,870
Procter & Gamble Co. ^	366,500	23,786
Insurance - 3.7%
Aflac, Inc.	189,000	10,620
MetLife, Inc.	325,900	15,249
Machinery - 2.0%
Illinois Tool Works, Inc. ^	237,300	13,861
Media - 5.1%
Comcast Corp. - Class A	653,900	17,158
Viacom, Inc. - Class B	375,300	19,200
Oil, Gas & Consumable Fuels - 8.3%
EOG Resources, Inc. ^	79,700	8,999
Exxon Mobil Corp.	302,400	26,611
Hess Corp.	80,500	6,920
Ultra Petroleum Corp. ‡^	303,300	15,405
Personal Products - 0.9%
Avon Products, Inc. ^	212,600	6,246
Pharmaceuticals - 6.1%
Johnson & Johnson	377,500	24,809
Merck & Co., Inc.	501,000	18,011
Road & Rail - 3.5%
Hertz Global Holdings, Inc. ‡	642,500	11,057
Norfolk Southern Corp.	179,800	13,428
Semiconductors & Semiconductor Equipment - 1.1%
Intersil Corp. - Class A ^	535,100	7,903
Software - 5.0%
Adobe Systems, Inc. ‡^	366,400	12,293
Microsoft Corp.	550,600	14,327
Symantec Corp. ‡	442,000	8,685
Specialty Retail - 2.8%
GameStop Corp. - Class A ‡^	277,900	7,136
Lowe’s Cos., Inc.	473,900	12,440
Total Common Stocks (cost $570,871)		683,171

INVESTMENT COMPANY - 1.2%
Capital Markets - 1.2%
SPDR S&P 500 ETF Trust ^	62,000	8,465
Total Investment Company (cost $7,105)

SECURITIES LENDING COLLATERAL - 20.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	143,765,687	143,766
Total Securities Lending Collateral (cost $143,766)

	Principal	Value

REPURCHASE AGREEMENT - 1.4%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $10,116 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 04/01/2025, with a value of $10,320.	$10,116	10,116
Total Repurchase Agreement (cost $10,116)

Total Investment Securities (cost $731,858) #		845,518

Other Assets and Liabilities - Net		(143,340)

Net Assets		$702,178

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica UBS Large Cap Value
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTES TO SCHEDULE OF INVESTMENTS:
^	All or a portion of this security is on loan. The value of all securities on loan is $140,506.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $731,858. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $117,761 and $4,101, respectively. Net unrealized appreciation for tax purposes is $113,660.
DEFINITION:
ETF       Exchange-Traded Fund
VALUATION SUMMARY: Э

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Common Stocks	$651,690	$31,481	$—	$683,171
Investment Company	8,465	—	—	8,465
Repurchase Agreement	—	10,116	—	10,116
Securities Lending Collateral	143,766	—	—	143,766

Total	$803,921	$41,597	$—	$845,518

Э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Funds	Semi-Annual Report 2011

Transamerica WMC Emerging Markets
SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

PREFERRED STOCKS - 2.9%
Brazil - 2.9%
Braskem SA, 3.77% ▲	345,300	$5,026
Cia Paranaense de Energia, 2.49% ▲	156,000	4,264
Lojas Americanas SA, 0.64% ▲	462,100	4,112

Total Preferred Stocks (cost $11,593)		13,402

COMMON STOCKS - 92.5%
Bermuda - 2.6%
Aquarius Platinum, Ltd. ^	703,901	4,058
Central European Media Enterprises, Ltd. - Class A ‡	83,200	1,906
Cosco Pacific, Ltd.	802,000	1,656
Shangri-La Asia, Ltd.	1,490,000	4,154
Brazil - 15.1%
Banco Bradesco SA ADR	216,900	4,388
Banco Santander Brasil SA ADR	410,100	4,761
CCR SA	146,900	4,575
Centrais Eletricas Brasileiras SA ‡	197,000	2,868
Cia de Bebidas das Americas ADR ^	79,400	2,587
Cielo SA	259,900	2,403
Estacio Participacoes SA	81,000	1,184
GOL Linhas Aereas Inteligentes SA ADR ‡	48,100	685
Itau Unibanco Holding SA ADR	195,330	4,639
Julio Simoes Logistica SA ‡	239,300	1,696
MRV Engenharia e Participacoes SA	212,000	1,833
Natura Cosmeticos SA	156,500	4,407
OGX Petroleo e Gas Participacoes SA ‡	546,400	5,866
Petroleo Brasileiro SA ADR	487,800	18,211
Redecard SA	160,400	2,320
TAM SA ADR	21,300	445
Totvs SA	112,000	2,136
Vale SA - Class B ADR ^	137,400	4,589
Canada - 1.3%
Pacific Rubiales Energy Corp.	120,700	3,668
Sino-Forest Corp. - Class A ‡	90,600	2,251
Cayman Islands - 3.0%
Baidu, Inc. ADR ‡	31,900	4,739
Ctrip.com International, Ltd. ADR ‡	26,400	1,286
Hengan International Group Co., Ltd.	562,500	4,367
Simcere Pharmaceutical Group ADR ‡	36,200	459
Tencent Holdings, Ltd.	96,800	2,767
Chile - 0.7%
Enersis S.A. ADR	148,800	3,178
China - 8.6%
Bank of China, Ltd.	8,978,000	4,971
Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd. ‡	1,259,400	3,341
China Construction Bank Corp. - Class H	7,134,230	6,752
China Merchants Bank Co., Ltd. - Class H	671,985	1,731
China Petroleum & Chemical Corp. ADR	21,100	2,126
China Shenhua Energy Co., Ltd. - Class H	1,944,500	9,076
China Shipping Development Co., Ltd. - Class H	2,702,000	2,846
Ping An Insurance Group Co. - Class H	627,000	6,858
Sinopharm Group Co., Ltd. - Class H	575,600	1,986
Egypt - 0.2%
Egyptian Financial Group-Hermes Holding	353,352	1,070
Hong Kong - 2.6%
AIA Group, Ltd. ‡	1,154,800	3,903
China Merchants Holdings International Co., Ltd.	352,000	1,632
China Mobile, Ltd.	674,500	6,210
Hungary - 1.4%
OTP Bank PLC ‡	109,170	3,870
Richter Gedeon	11,269	2,358
India - 5.1%
Canara Bank	203,302	2,897
Hero Honda Motors, Ltd.	104,063	4,020
Infosys Technologies, Ltd. ADR ^	69,600	4,536
Larsen & Toubro, Ltd.	70,354	2,538
Oil & Natural Gas Corp., Ltd.	195,823	1,357
Reliance Industries, Ltd.	144,292	3,216
Rural Electrification Corp., Ltd.	413,382	2,225
Tata Consultancy Services, Ltd.	110,533	2,906
Korea, Republic of - 18.3%
Amorepacific Corp.	3,601	3,629
Cheil Industries, Inc.	46,383	5,107
Dong-A Pharmaceutical Co., Ltd.	15,859	1,554
Green Cross Corp.	9,501	1,232
GS Engineering & Construction Corp.	33,554	4,039
Hana Financial Group, Inc.	52,200	2,211
Hyundai Mobis	7,092	2,376
Hyundai Motor Co.	35,957	8,271
KB Financial Group, Inc.	107,958	5,793
LG Chem, Ltd.	5,649	2,794
LG Electronics, Inc.	35,353	3,398
Lotte Shopping Co., Ltd.	1,809	825
Mirae Asset Securities Co., Ltd.	44,214	1,786
NCSoft Corp.	9,707	2,568
NHN Corp. ‡	23,433	4,647
POSCO	13,223	5,775
Samsung Card Co.	42,890	2,129
Samsung Electronics Co., Ltd.	23,213	19,344
Samsung Heavy Industries Co., Ltd.	45,790	2,072
Shinhan Financial Group Co., Ltd.	94,437	4,626
Malaysia - 3.2%
AMMB Holdings Bhd	1,009,800	2,175
Axiata Group Bhd ‡	2,469,200	4,085
CIMB Group Holdings Bhd	1,314,800	3,635
Genting Bhd	1,259,400	4,932
Mexico - 2.9%
America Movil SAB de CV - Series L ADR	112,490	6,435
Fomento Economico Mexicano SAB de CV ADR	54,300	3,415
Wal-Mart de Mexico SAB de CV - Series V	1,140,400	3,566
Netherlands - 0.6%
X5 Retail Group NV GDR ‡	73,315	2,591
Philippines - 0.5%
Metropolitan Bank & Trust ‡	734,540	1,178
Philippine Long Distance Telephone Co. ADR	22,700	1,316
Poland - 0.9%
Powszechny Zaklad Ubezpieczen SA	28,589	4,017
Russian Federation - 7.4%
Gazprom OAO ADR	898,676	15,287
Lukoil OAO ADR	65,570	4,570
Novolipetsk Steel OJSC GDR	43,376	1,655
Rosneft Oil Co. GDR	469,549	4,191
Sberbank of Russian Federation	2,236,118	8,173
South Africa - 7.3%
AngloGold Ashanti, Ltd. ADR	127,800	6,515
Aspen Pharmacare Holdings, Ltd. ‡	208,175	2,568
Barloworld, Ltd.	543,901	6,172
Clicks Group, Ltd.	484,340	3,239
Life Healthcare Group Holdings, Ltd.	448,515	1,148
Naspers, Ltd. - Class N	44,368	2,670
Nedbank Group, Ltd.	265,409	5,912
Sasol, Ltd.	95,877	5,535
Taiwan - 7.4%
Formosa Chemicals & Fibre Corp.	233,000	940
High Tech Computer Corp.	95,000	4,312
Hon Hai Precision Industry Co., Ltd.	3,395,616	12,865
Synnex Technology International Corp.	1,554,620	3,968
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	237,100	3,201
Taiwan Semiconductor Manufacturing Co., Ltd.	3,466,354	8,860

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica WMC Emerging Markets
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

Thailand - 3.1%
Bangkok Bank PCL	708,900	$4,038
CP ALL PCL	1,486,200	2,153
Kasikornbank PCL	608,600	2,651
PTT Chemical PCL	1,038,100	5,564
Turkey - 0.3%
Turkiye Garanti Bankasi AS	267,398	1,385

Total Common Stocks (cost $388,289)		425,600

INVESTMENT COMPANY 2.3%
United States - 2.3%
Vanguard MSCI Emerging Markets ETF	211,100	10,677
Total Investment Company (cost $10,571)

SECURITIES LENDING COLLATERAL - 1.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	8,884,376	8,884
Total Securities Lending Collateral (cost $8,884)

	Principal	Value

REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $4,891 on 05/02/2011. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 12/01/2025, with a value of $4,992.	$4,891	$4,891
Total Repurchase Agreement (cost $4,891)

Total Investment Securities (cost $424,228) #		463,454
Other Assets and Liabilities - Net		(3,341)

Net Assets		$460,113

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

South African Rand	(3,800)	06/03/2011	$(493)	$(83)
South African Rand	(14,805)	06/03/2011	(1,805)	(439)
Turkish Lira	2,256	05/16/2011	1,454	25
Turkish Lira	(2,256)	05/16/2011	(1,419)	(60)

				$(557)

	Percentage of
INVESTMENTS BY INDUSTRY	Total Investments	Value

Oil, Gas & Consumable Fuels	15.8%	$73,103
Commercial Banks	15.4	71,400
Semiconductors & Semiconductor Equipment	6.8	31,405
Metals & Mining	4.9	22,592
Chemicals	4.2	19,431
Wireless Telecommunication Services	3.9	18,046
Electronic Equipment & Instruments	3.6	16,833
Insurance	3.2	14,778
Personal Products	2.7	12,403
Automobiles	2.7	12,291
IT Services	2.6	12,165
Internet Software & Services	2.6	12,153
Emerging Market - Equity	2.3	10,677
Hotels, Restaurants & Leisure	2.2	10,372
Electric Utilities	2.2	10,310
Transportation Infrastructure	2.1	9,559
Food & Staples Retailing	1.8	8,310
Multiline Retail	1.8	8,176
Pharmaceuticals	1.8	8,171
Diversified Financial Services	1.4	6,611
Construction & Engineering	1.4	6,577
Trading Companies & Distributors	1.3	6,172
Beverages	1.3	6,002
Machinery	1.1	5,413
Software	1.1	4,704
Media	1.0	4,576
Computers & Peripherals	0.9	4,312
Household Durables	0.7	3,398
Health Care Providers & Services	0.6	3,134

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica WMC Emerging Markets
SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Percentage of
INVESTMENTS BY INDUSTRY (continued)	Total Investments	Value

Capital Markets	0.6%	$2,856
Marine	0.6	2,846
Auto Components	0.5	2,376
Paper & Forest Products	0.5	2,251
Consumer Finance	0.5	2,129
Real Estate Management & Development	0.4	1,833
Diversified Consumer Services	0.3	1,184
Airlines	0.2	1,130

Investment Securities, at Value	97.0	449,679
Short-Term Investments	3.0	13,775

Total Investments	100.0%	$463,454

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 04/29/2011.

^	All or a portion of this security is on loan. The value of all securities on loan is $8,607.

‡	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $424,228. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $47,716 and $8,490, respectively. Net unrealized appreciation for tax purposes is $39,226.

DEFINITIONS:

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

OAO	Otkrytoe Aktsionernoe Obschestvo (Russian: Open Joint Stock Corporation)

OJSC	Open Joint Stock Company
VALUATION SUMMARY: э

			Level 3 -
		Level 2 - Other	Significant
	Level 1 - Quoted	Significant	Unobservable	Value at
Investment Securities	Prices	Observable Inputs	Inputs	04/30/2011
Common Stocks	$117,498	$308,102	$—	$425,600
Investment Company	10,677	—	—	10,677
Preferred Stocks	13,402	—	—	13,402
Repurchase Agreement	—	4,891	—	4,891
Securities Lending Collateral	8,884	—	—	8,884

Total	$150,461	$312,993	$—	$463,454

			Level 3 -
		Level 2 - Other	Significant
	Level 1 - Quoted	Significant	Unobservable	Total at
Other Financial Instruments ₣	Prices	Observable Inputs	Inputs	04/30/2011
Forward Foreign Currency Contracts - Appreciation	$—	$25	$—	$25
Forward Foreign Currency Contracts - Depreciation	—	(582)	—	(582)

Total	$—	$(557)	$—	$(557)

э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES
At April 30, 2011
(all amounts except per share amounts in thousands)
(unaudited)

	Transamerica	Transamerica		Transamerica		Transamerica				Transamerica
	BlackRock	BlackRock		Clarion Global		Federated		Transamerica		Hansberger
	Global	Large Cap		Real Estate		Market		First Quadrant		International
	Allocation	Value		Securities		Opportunity		Global Macro		Value(A)
Assets:
Investment securities, at value	$565,949	$805,014		$329,664		$—		$43,250		$312,456
Repurchase agreement, at value	130	—		2,337		53,657		104,059		5,132
Cash on deposit with broker	3,557	—		—		—		—		—
Foreign currency, at value	486	—		56		—		1		40
Receivables:
Investment securities sold	3,289	—		469		—		—		3
Shares of beneficial interest sold	277	27		7		—		17		46
Interest	1,745	—	(B)	—	(B)	8		—	(B)	—	(B)
Securities lending income (net)	37	60		28		2		—		16
Dividends	928	679		699		55		—		823
Dividend reclaims	116	—		56		3		27		211
Variation margin	—	—		—		—		631		—
Other	1	1		1		—		9		—
Prepaid expenses	2	3		1		—	(B)	1		1
Unrealized appreciation on forward foreign currency contracts	1,085	—		—		157		6,881		—

	$577,602	$805,784		$333,318		$53,882		$154,876		$318,728

Liabilities:
Cash deposit due to broker	100	—		—		—		—		—
Accounts payable and accrued liabilities:
Investment securities purchased	2,927	—		—		—		—		810
Shares of beneficial interest redeemed	911	8		278		—		—		21
Management and advisory fees	301	405		175		35		160		188
Trustees fees	1	2		1		—	(B)	—	(B)	—	(B)
Transfer agent fees	3	4		1		—	(B)	1		2
Custody fees	54	20		32		12		33		25
Administration fees	8	10		4		1		2		4
Audit and tax fees	31	5		10		9		11		9
Variation margin	341	—		—		—		—		—
Capital gains tax	82	—		—		—		—		—
Other	1	9		4		1		1		3
Collateral for securities on loan	45,106	138,589		48,099		—		—		34,852
Written options and swaptions, at value	901	—		—		—		946		—
Unrealized depreciation on forward foreign currency contracts	438	—		—		186		8,085		—

	51,205	139,052		48,604		244		9,239		35,914

Net assets	$526,397	$666,732		$284,714		$53,638		$145,637		$282,814

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$450,845	$670,975		$317,245		$62,898		$214,228		$435,179
Undistributed (accumulated) net investment income (loss)	2,173	1,301		(16,903)		(41)		(1,002)		(651)
Undistributed (accumulated) net realized gain (loss) from investments	(8,764)	(135,949)		(91,926)		(9,193)		(67,165)		(169,534)
Net unrealized appreciation (depreciation) on:
Investment securities	81,978	130,405		76,285		—		212		17,798
Futures contracts	(341)	—		—		—		428		—
Written option and swaption contracts	(161)	—		—		—		134		—
Translation of assets and liabilities denominated in foreign currencies	667	—		13		(26)		(1,198)		22

Net assets	$526,397	$666,732		$284,714		$53,638		$145,637		$282,814

Shares outstanding	44,292	67,424		22,011		6,032		23,973		33,129

Net asset value and offering price per share	$11.88	$9.89		$12.94		$8.89		$6.08		$8.54

Investment securities, at cost	$483,971	$674,609		$253,379		$—		$43,038		$294,658

Repurchase agreement, at cost	$130	$—		$2,337		$53,657		$104,059		$5,132

Foreign currency, at cost	$463	$—		$56		$—		$1		$40

Securities loaned, at value	$43,707	$135,227		$46,535		$—		$—		$33,423

Premium received on written option & swaption contracts	$740	$—		$—		$—		$1,080		$—

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES (continued)
At April 30, 2011
(all amounts except per share amounts in thousands)
(unaudited)

				Transamerica		Transamerica
	Transamerica		Transamerica	JPMorgan		JPMorgan		Transamerica		Transamerica
	Jennison		JPMorgan Core	International		Long/Short		JPMorgan Mid		Loomis Sayles
	Growth		Bond	Bond		Strategy(C)		Cap Value		Bond
Assets:
Investment securities, at value	$988,338		$1,128,301	$357,526		$119,192		$231,876		$640,643
Repurchase agreement, at value	3,135		73,434	4,938		67		5,537		5,859
Cash on deposit with broker	—		—	—		93,458		—		—
Foreign currency, at value	—		—	3,399		—		—		—
Receivables:
Investment securities sold	5,284		353	—		1,644		989		1,419
Shares of beneficial interest sold	36		1,222	185		10		—		616
Interest	—	(B)	8,393	4,497		—	(B)	—	(B)	8,488
Securities lending income (net)	25		13	—	(B)	—		10		11
Dividends	145		—	—		131		94		72
Dividend reclaims	75		—	—		2		—		—
Variation margin	—		—	18		—		—		—
Other	1		2	29		—		—		1
Prepaid expenses	3		5	2		—	(B)	1		3
Unrealized appreciation on forward foreign currency contracts	—		—	5,009		—		—		—

	$997,042		$1,211,723	$375,603		$214,504		$238,507		$657,112

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	4,195		2,303	—		1,457		263		1,109
Shares of beneficial interest redeemed	12		20	280		—		2		299
Management and advisory fees	486		382	151		123		121		295
Trustees fees	1		2	1		—	(B)	—	(B)	1
Transfer agent fees	2		7	2		1		1		4
Custody fees	10		35	42		6		8		19
Administration fees	13		18	6		2		3		9
Audit and tax fees	9		5	10		10		9		10
Dividends from securities sold short	—		—	—		91		—		—
Other	8		12	6		16		3		7
Collateral for securities on loan	151,859		71,973	978		—		48,471		64,437
Securities sold short, at value	—		—	—		95,172		—		—
Unrealized depreciation on forward foreign currency contracts	—		—	4,468		—		—		—

	156,595		74,757	5,944		96,878		48,881		66,190

Net assets	$840,447		$1,136,966	$369,659		$117,626		$189,626		$590,922

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$620,250		$1,110,840	$329,501		$130,270		$161,897		$512,422
Undistributed (accumulated) net investment income (loss)	(578)		(615)	(6,259)		(1,149)		190		2,400
Undistributed (accumulated) net realized gain (loss) from investments	(7,424)		3,298	6,679		(11,820)		(22,740)		9,091
Net unrealized appreciation (depreciation) on:
Investment securities	228,199		23,443	38,194		7,278		50,279		66,897
Futures contracts	—		—	657		—		—		—
Translation of assets and liabilities denominated in foreign currencies	—		—	887		—		—		112
Securities sold short	—		—	—		(6,953)		—		—

Net assets	$840,447		$1,136,966	$369,659		$117,626		$189,626		$590,922

Shares outstanding	62,021		110,015	32,804		14,414		16,009		52,595

Net asset value and offering price per share	$13.55		$10.33	$11.27		$8.16		$11.85		$11.24

Investment securities, at cost	$760,139		$1,104,858	$319,332		$111,914		$181,597		$573,746

Repurchase agreement, at cost	$3,135		$73,434	$4,938		$67		$5,537		$5,859

Foreign currency, at cost	$—		$—	$3,316		$—		$—		$—

Securities loaned, at value	$148,505		$70,527	$959		$—		$47,354		$62,763

Proceeds received from securities sold short	$—		$—	$—		$88,219		$—		$—

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES (continued)
At April 30, 2011
(all amounts except per share amounts in thousands)
(unaudited)

	Transamerica		Transamerica			Transamerica		Transamerica		Transamerica
	MFS		Morgan Stanley	Transamerica		Morgan Stanley		Neuberger		Oppenheimer
	International		Emerging	Morgan Stanley		Small Company		Berman		Developing
	Equity		Markets Debt	Mid-Cap Growth		Growth		International		Markets
Assets:
Investment securities, at value	$664,933		$321,098	$388,556		$275,269		$723,975		$674,640
Repurchase agreement, at value	7,257		17,675	7,327		11,429		5,327		31,275
Foreign currency, at value	1,229		822	5		5		26		1,586
Receivables:
Investment securities sold	4,993		—	186		181		3,339		3,152
Shares of beneficial interest sold	89		452	41		36		107		106
Interest	—	(B)	4,723	—	(B)	—	(B)	—	(B)	—	(B)
Securities lending income (net)	50		8	62		46		35		8
Dividends	3,125		—	36		15		2,497		1,226
Dividend reclaims	846		—	37		—		834		12
Variation margin	—		119	—		—		—		—
Other	1		1	2		—		1		1
Prepaid expenses	2		2	1		1		3		2

	$682,525		$344,900	$396,253		$286,982		$736,144		$712,008

Liabilities:
Cash deposit due to custodian	—		28	—		—		—		—
Accounts payable and accrued liabilities:
Investment securities purchased	4,428		—	—		383		3,959		10,355
Shares of beneficial interest redeemed	159		8	28		67		115		102
Management and advisory fees	406		215	221		170		487		570
Trustees fees	1		1	—	(B)	—	(B)	1		1
Transfer agent fees	2		2	2		1		4		4
Custody fees	46		21	15		9		39		78
Administration fees	9		5	6		4		10		10
Audit and tax fees	9		10	9		9		7		20
Capital gains tax	—		—	—		—		—		122
Other	7		4	4		2		6		7
Collateral for securities on loan	70,373		49,349	35,982		57,297		68,431		45,874

	75,440		49,643	36,267		57,942		73,059		57,143

Net assets	$607,085		$295,257	$359,986		$229,040		$663,085		$654,865

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$471,158		$287,458	$223,582		$163,789		$675,362		$490,837
Undistributed (accumulated) net investment income (loss)	4,255		1,393	(56)		52		1,767		84
Undistributed (accumulated) net realized gain (loss) from investments	19,995		248	11,709		(2,278)		(186,080)		9,229
Net unrealized appreciation (depreciation) on:
Investment securities	111,498		5,998	124,749		67,477		171,933		155,045
Futures contracts	—		119	—		—		—		—
Translation of assets and liabilities denominated in foreign currencies	179		41	2		—		103		(330)

Net assets	$607,085		$295,257	$359,986		$229,040		$663,085		$654,865

Shares outstanding	62,074		28,007	23,885		16,787		64,273		45,672

Net asset value and offering price per share	$9.78		$10.54	$15.07		$13.64		$10.32		$14.34

Investment securities, at cost	$553,435		$315,100	$263,807		$207,792		$552,042		$519,595

Repurchase agreement, at cost	$7,257		$17,675	$7,327		$11,429		$5,327		$31,275

Foreign currency, at cost	$1,229		$800	$5		$5		$26		$1,609

Securities loaned, at value	$67,217		$48,309	$35,174		$55,981		$65,203		$44,454

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES (continued)
At April 30, 2011
(all amounts except per share amounts in thousands)
(unaudited)

	Transamerica				Transamerica				Transamerica
	Oppenheimer		Transamerica	Transamerica	Schroders		Transamerica		Thornburg
	Small- & Mid-		PIMCO Real	PIMCO Total	International		Third Avenue		International
	Cap Value		Return TIPS	Return	Small Cap		Value		Value
Assets:
Investment securities, at value	$421,391		$890,210	$786,423	$706,993		$465,479		$888,369
Repurchase agreement, at value	27,105		4,178	8,377	10,111		54,168		2,915
Cash	20		—	—	—		—		—
Foreign currency, at value	—		178	3,392	955		—		—
Receivables:
Investment securities sold	5,341		117	104,721	5,582		1		2,500
Shares of beneficial interest sold	45		90,436	50	109		69		106
Interest	—	(B)	3,992	4,142	—	(B)	—	(B)	—	(B)
Securities lending income (net)	20		2	11	78		15		14
Dividends	98		—	31	1,656		1,263		3,817
Dividend reclaims	—		—	—	368		6		626
Other	1		14	1	1		1		2
Prepaid expenses	1		5	3	2		2		3
Unrealized appreciation on swap agreements	—		2,047	430	—		—		—
Premium paid on swap agreements	—		2,515	1,145	—		—		—
Unrealized appreciation on forward foreign currency contracts	—		2,619	2,655	—		—		176

	$454,022		$996,313	$911,381	$725,855		$521,004		$898,528

Liabilities:
Cash deposit due to broker	—		4,430	880	—		—		—
Accounts payable and accrued liabilities:
Investment securities purchased	4,760		94,550	130,649	1,483		268		4,987
Shares of beneficial interest redeemed	56		—	323	114		83		174
Management and advisory fees	248		402	316	501		275		622
Trustees fees	—	(B)	2	1	—	(B)	—	(B)	1
Transfer agent fees	2		4	3	4		3		5
Custody fees	5		27	31	62		27		49
Administration fees	6		12	10	10		7		13
Audit and tax fees	15		12	11	15		9		9
Dividends from securities sold short	—		1	—	—		—		—
Interest payable	—		19	342	—		—		—
Variation margin	—		12	50	—		—		—
Capital gains tax	—		—	—	13		—		199
Other	4		6	2	7		4		8
Collateral for securities on loan	91,868		17,853	99,296	89,874		82,701		65,003
Reverse repurchase agreement, at value	—		5,441	—	—		—		—
Written options and swaptions, at value	—		1,896	1,006	—		—		—
Unrealized depreciation on swap agreements	—		1,129	2,207	—		—		—
Premium received on swap agreements	—		683	1,434	—		—		—
Securities sold short, at value	—		—	68,956	—		—		—
Unrealized depreciation on forward foreign currency contracts	—		1,566	2,074	—		—		1,607

	96,964		128,045	307,591	92,083		83,377		72,677

Net assets	$357,058		$868,268	$603,790	$633,772		$437,627		$825,851

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$275,102		$811,109	$605,973	$466,738		$524,306		$591,070
Undistributed (accumulated) net investment income (loss)	227		1,280	(1,054)	272		(2,264)		4,125
Undistributed (accumulated) net realized gain (loss) from investments	13,170		8,080	(7,632)	29,971		(85,206)		41,320
Net unrealized appreciation (depreciation) on:
Investment securities	68,559		45,900	7,849	136,702		779		190,841
Futures contracts	—		187	401	—		—		—
Written option and swaption contracts	—		151	66	—		—		—
Swap agreements	—		918	(1,777)	—		—		—
Translation of assets and liabilities denominated in foreign currencies	—		643	686	89		12		(1,505)
Securities sold short	—		—	(722)	—		—		—

Net assets	$357,058		$868,268	$603,790	$633,772		$437,627		$825,851

Shares outstanding	31,920		78,733	58,719	56,924		17,856		65,830

Net asset value and offering price per share	$11.19		$11.03	$10.28	$11.13		$24.51		$12.55

Investment securities, at cost	$352,832		$844,310	$778,574	$570,291		$464,700		$697,528

Repurchase agreement, at cost	$27,105		$4,178	$8,377	$10,111		$54,168		$2,915

Reverse repurchase agreement, at cost	$—		$(5,441)	$—	$—		$—		$—

Foreign currency, at cost	$—		$170	$3,321	$943		$—		$—

Securities loaned, at value	$89,726		$17,493	$96,089	$85,372		$80,008		$61,874

Premium received on written option & swaption contracts	$—		$2,047	$1,072	$—		$—		$—

Proceeds received from securities sold short	$—		$—	$68,234	$—		$—		$—

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES (continued)
At April 30, 2011
(all amounts except per share amounts in thousands)
(unaudited)

	Transamerica		Transamerica
	UBS Large Cap		WMC Emerging
	Value		Markets
Assets:
Investment securities, at value	$835,402		$458,563
Repurchase agreement, at value	10,116		4,891
Foreign currency, at value	—		4,576
Receivables:
Investment securities sold	—		10,807
Shares of beneficial interest sold	110		84
Interest	—	(B)	—	(B)
Securities lending income (net)	16		2
Dividends	945		1,068
Other	—		1
Prepaid expenses	5		2
Unrealized appreciation on forward foreign currency contracts	—		25

	$846,594		$480,019

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	—		9,462
Shares of beneficial interest redeemed	175		78
Management and advisory fees	418		509
Trustees fees	3		—	(B)
Transfer agent fees	4		3
Custody fees	20		92
Administration fees	11		7
Audit and tax fees	5		—	(B)
Capital gains tax	—		266
Other	14		23
Collateral for securities on loan	143,766		8,884
Unrealized depreciation on forward foreign currency contracts	—		582

	144,416		19,906

Net assets	$702,178		$460,113

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$814,156		$391,613
Undistributed (accumulated) net investment income (loss)	2,091		142
Undistributed (accumulated) net realized gain (loss) from investments	(227,729)		29,948
Net unrealized appreciation (depreciation) on:
Investment securities	113,660		39,226
Translation of assets and liabilities denominated in foreign currencies	—		(816)

Net assets	$702,178		$460,113

Shares outstanding	66,677		32,667

Net asset value and offering price per share	$10.53		$14.08

Investment securities, at cost	$721,742		$419,337

Repurchase agreement, at cost	$10,116		$4,891

Foreign currency, at cost	$—		$4,574

Securities loaned, at value	$140,506		$8,607

(A)	Formerly, Transamerica AllianceBernstein International Value.

(B)	Rounds to less than $1.

(C)	Formerly, Transamerica BNY Mellon Market Neutral Strategy.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF OPERATIONS
For the period ended April 30, 2011
(all amounts in thousands)
(unaudited)

Transamerica	Transamerica
Transamerica	Transamerica	Clarion Global	Transamerica	Transamerica	Hansberger
BlackRock	BlackRock Large	Real Estate	Federated Market	First Quadrant	International
Global Allocation	Cap Value	Securities	Opportunity	Global Macro	Value(A)
Investment income:
Dividend income	$3,609	$5,738	$4,316	$263	$—	$3,366
Withholding taxes on foreign income	(153)	—	(218)	(3)	—	(304)
Interest income	3,376	1	—	(B)	4	25	1
Securities lending income (net)	129	136	82	18	—	69

6,961	5,875	4,180	282	25	3,132

Expenses:
Management and advisory	1,840	2,482	1,155	253	906	1,194
Transfer agent	19	24	11	2	5	10
Printing and shareholder reports	1	2	1	1	1	1
Custody	212	46	101	36	81	101
Administration	50	63	29	6	13	28
Legal	10	11	5	6	9	5
Audit and tax	17	5	8	8	10	8
Trustees	4	6	2	1	1	2
Registration	—	—	(B)	2	—	—	(B)	—
Other	14	6	3	1	1	5

Total expenses	2,167	2,645	1,317	314	1,027	1,354

Net expenses	2,167	2,645	1,317	314	1,027	1,354

Net investment income (loss)	4,794	3,230	2,863	(32)	(1,002)	1,778

Net realized gain (loss) on transactions from:
Investment securities	7,021	(C)	24,592	15,183	1,047	(413)	(6,281)
Futures contracts	689	—	—	—	541	—
Written option and swaption contracts	273	—	—	—	1,750	—
Foreign currency transactions	1,314	—	(107)	(618)	(1,089)	557

9,297	24,592	15,076	429	789	(5,724)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	36,871	(D)	88,797	11,256	(144)	270	26,808
Futures contracts	(581)	—	—	—	(973)	—
Written option and swaption contracts	146	—	—	—	(44)	—
Translation of assets and liabilities denominated in foreign currencies	772	—	2	684	(143)	(87)

Change in unrealized appreciation (depreciation):	37,208	88,797	11,258	540	(890)	26,721

Net realized and unrealized gain (loss)	46,505	113,389	26,334	969	(101)	20,997

Net increase (decrease) in net assets resulting from operations	$51,299	$116,619	$29,197	$937	$(1,103)	$22,775

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF OPERATIONS (continued)
For the period ended April 30, 2011
(all amounts in thousands)
(unaudited)

Transamerica	Transamerica
Transamerica	JPMorgan	JPMorgan	Transamerica	Transamerica
Transamerica	JPMorgan Core	International	Long/Short	JPMorgan Mid	Loomis Sayles
Jennison Growth	Bond	Bond	Strategy(E)	Cap Value	Bond
Investment income:
Dividend income	$3,096	$—	$—	$908	$1,613	$627
Withholding taxes on foreign income	(13)	(6)	(48)	(1)	(2)	(4)
Interest income	—	(B)	19,834	5,359	1	—	(B)	16,097
Securities lending income (net)	40	67	—	(B)	—	23	50

3,123	19,895	5,311	908	1,634	16,770

Expenses:
Management and advisory	2,919	2,264	994	731	719	1,833
Transfer agent	29	39	14	4	7	21
Printing and shareholder reports	2	2	1	2	—	(B)	2
Custody	49	118	124	27	20	64
Administration	77	104	38	11	17	57
Legal	12	17	7	2	3	9
Audit and tax	8	6	9	8	7	9
Trustees	6	9	3	1	1	5
Registration	2	15	—	—	(B)	—	—
Dividends on securities sold short	—	—	—	1,270	—	—
Other	7	10	4	1	2	5

Total expenses	3,111	2,584	1,194	2,057	776	2,005

Net expenses	3,111	2,584	1,194	2,057	776	2,005

Net investment income (loss)	12	17,311	4,117	(1,149)	858	14,765

Net realized gain (loss) on transactions from:
Investment securities	26,976	3,298	8,747	(F)	(20,855)	4,642	9,025
Futures contracts	—	—	(259)	—	—	—
Foreign currency transactions	(43)	—	(1,701)	—	—	66
Securities sold short	—	—	—	22,273	—	—

26,933	3,298	6,787	1,418	4,642	9,091

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	83,409	(15,154)	(8,706)	(5,474)	23,455	12,485
Futures contracts	—	—	(62)	—	—	—
Translation of assets and liabilities denominated in foreign currencies	(4)	—	(479)	—	—	52
Securities sold short	—	—	—	3,281	—	—

Change in unrealized appreciation (depreciation):	83,405	(15,154)	(9,247)	(2,193)	23,455	12,537

Net realized and unrealized gain (loss)	110,338	(11,856)	(2,460)	(775)	28,097	21,628

Net increase (decrease) in net assets resulting from operations	$110,350	$5,455	$1,657	$(1,924)	$28,955	$36,393

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF OPERATIONS (continued)
For the period ended April 30, 2011
(all amounts in thousands)
(unaudited)

	Transamerica		Transamerica				Transamerica		Transamerica		Transamerica
	MFS		Morgan Stanley		Transamerica		Morgan Stanley		Neuberger		Oppenheimer
	International		Emerging		Morgan Stanley		Small Company		Berman		Developing
	Equity		Markets Debt		Mid-Cap Growth		Growth		International		Markets
Investment income:
Dividend income	$7,709		$—		$1,651		$1,028		$7,474		$4,383
Withholding taxes on foreign income	(677)		(1)		(35)		5		(805)		(315)
Interest income	—	(B)	9,194		—	(B)	—	(B)	1		1
Securities lending income (net)	125		39		236		278		148		42

	7,157		9,232		1,852		1,311		6,818		4,111

Expenses:
Management and advisory	2,462		1,326		1,265		978		2,874		3,492
Transfer agent	21		11		12		8		22		24
Printing and shareholder reports	1		—	(B)	1		—	(B)	2		1
Custody	146		49		48		28		170		388
Administration	56		28		32		21		60		63
Legal	8		5		5		3		9		10
Audit and tax	7		8		7		7		9		22
Trustees	5		2		2		2		5		5
Registration	3		—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Other	5		3		3		2		5		22

Total expenses	2,714		1,432		1,375		1,049		3,156		4,027

Net expenses	2,714		1,432		1,375		1,049		3,156		4,027

Net investment income	4,443		7,800		477		262		3,662		84

Net realized gain (loss) on transactions from:
Investment securities	20,391		6,685		12,050		13,304		32,536		46,195	(G)
Futures contracts	—		(2,689)		—		—		—		—
Foreign currency transactions	(133)		(36)		12		(2)		(350)		(142)

	20,258		3,960		12,062		13,302		32,186		46,053

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	50,598		(17,651)		54,090		32,208		60,119		1,009	(H)
Futures contracts	—		119		—		—		—		—
Translation of assets and liabilities denominated in foreign currencies	86		68		(1)		—		87		111

Change in unrealized appreciation (depreciation):	50,684		(17,464)		54,089		32,208		60,206		1,120

Net realized and unrealized gain (loss)	70,942		(13,504)		66,151		45,510		92,392		47,173

Net increase (decrease) in net assets resulting from operations	$75,385		$(5,704)		$66,628		$45,772		$96,054		$47,257

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF OPERATIONS (continued)
For the period ended April 30, 2011
(all amounts in thousands)
(unaudited)

	Transamerica				Transamerica				Transamerica
	Oppenheimer	Transamerica		Transamerica	Schroders		Transamerica		Thornburg
	Small- & Mid-Cap	PIMCO Real		PIMCO Total	International		Third Avenue		International
	Value	Return TIPS		Return	Small Cap		Value		Value
Investment income:
Dividend income	$2,152	$15		$138	$4,627		$4,199		$9,379
Withholding taxes on foreign income	—	—	(B)	(1)	(292)		(274)		(726)
Interest income	1	13,702		11,023	1		1		—	(B)
Securities lending income (net)	46	4		27	328		164		132

	2,199	13,721		11,187	4,664		4,090		8,785

Expenses:
Management and advisory	1,461	2,503		2,031	3,010		1,641		3,859
Transfer agent	12	28		23	22		15		29
Printing and shareholder reports	1	2		1	2		1		2
Custody	24	105		106	207		66		210
Administration	32	75		61	58		41		79
Legal	5	15		12	9		6		12
Audit and tax	6	10		10	8		8		8
Trustees	3	7		6	5		4		7
Registration	—	—	(B)	3	—	(B)	—	(B)	2
Other	3	8		6	5		4		7

Total expenses	1,547	2,753		2,259	3,326		1,786		4,215

Net expenses	1,547	2,753		2,259	3,326		1,786		4,215

Net investment income	652	10,968		8,928	1,338		2,304		4,570

Net realized gain (loss) on transactions from:
Investment securities	43,745	14,449		(4,490)	30,925		12,082		43,271
Futures contracts	—	(87)		(419)	—		—		—
Written option and swaption contracts	—	313		835	—		—		—
Swap agreements	—	(353)		(638)	—		—		—
Foreign currency transactions	—	(948)		(4,071)	(189)		—		(4,727)
Securities sold short	—	—		(91)	—		—		—

	43,745	13,374		(8,874)	30,736		12,082		38,544

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	15,363	(23,725)		(5,351)	61,481	(I)	46,109		59,530	(J)
Futures contracts	—	122		599	—		—		—
Written option and swaption contracts	—	(503)		783	—		—		—
Swap agreements	—	(1,179)		(839)	—		—		—
Translation of assets and liabilities denominated in foreign currencies	—	206		1,465	(58)		(4)		2,757
Securities sold short	—	—		(517)	—		—		—

Change in unrealized appreciation (depreciation):	15,363	(25,079)		(3,860)	61,423		46,105		62,287

Net realized and unrealized gain (loss)	59,108	(11,705)		(12,734)	92,159		58,187		100,831

Net increase (decrease) in net assets resulting from operations	$59,760	$(737)		$(3,806)	$93,497		$60,491		$105,401

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF OPERATIONS (continued)
For the period ended April 30, 2011
(all amounts in thousands)
(unaudited)

	Transamerica		Transamerica
	UBS Large Cap		WMC Emerging
	Value		Markets
Investment income:
Dividend income	$8,170		$3,388
Withholding taxes on foreign income	—		(223)
Interest income	—	(B)	1
Securities lending income (net)	29		21

	8,199		3,187

Expenses:
Management and advisory	2,927		2,472
Transfer agent	29		16
Printing and shareholder reports	2		1
Custody	50		342
Administration	77		44
Legal	15		7
Audit and tax	5		21
Trustees	8		3
Registration	1		29
Other	8		11

Total expenses	3,122		2,946

Expenses recaptured	—		99

Net expenses	3,122		3,045

Net investment income	5,077		142

Net realized gain (loss) on transactions from:
Investment securities	57,718		31,684	(K)
Foreign currency transactions	—		(175)

	57,718		31,509

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	60,746		(14,041	)(L)
Translation of assets and liabilities denominated in foreign currencies	—		246

Change in unrealized appreciation (depreciation):	60,746		(13,795)

Net realized and unrealized gain	118,464		17,714

Net increase in net assets resulting from operations	$123,541		$17,856

(A)	Formerly, Transamerica AllianceBernstein International Value.

(B)	Rounds to less than $1.

(C)	Net of foreign capital gains tax of $6.

(D)	Net of foreign capital gains tax of $82.

(E)	Formerly, Transamerica BNY Mellon Market Neutral Strategy.

(F)	Net of foreign capital gains tax of $80.

(G)	Net of foreign capital gains tax of $1.

(H)	Net of foreign capital gains tax of $299.

(I)	Net of foreign capital gains tax of $13.

(J)	Net of foreign capital gains tax of $199.

(K)	Net of foreign capital gains tax of $66.

(L)	Net of foreign capital gains tax of $266.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended:
(all amounts in thousands)

Transamerica BlackRock Global	Transamerica BlackRock Large	Transamerica Clarion Global Real
Allocation	Cap Value	Estate Securities
April 30, 2011	April 30, 2011	April 30, 2011
(unaudited)	October 31, 2010	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010
From operations:
Net investment income (loss)	$4,794	$9,103	$3,230	$8,353	$2,863	$7,143
Net realized gain (loss)(A)	9,297	4,109	24,592	15,844	15,076	(6,789)
Change in unrealized appreciation (depreciation)(B)	37,208	37,715	88,797	28,892	11,258	60,784

Net increase in net assets resulting from operations	51,299	50,927	116,619	53,089	29,197	61,138

Distributions to shareholders:
From net investment income	(7,497)	(9,113)	(8,350)	(8,593)	(14,714)	(19,485)

Total distributions to shareholders	(7,497)	(9,113)	(8,350)	(8,593)	(14,714)	(19,485)

Capital share transactions:
Proceeds from shares sold	22,663	32,667	4,786	43,019	3,940	16,904
Dividends and distributions reinvested	7,497	9,113	8,350	8,593	14,714	19,485
Cost of shares redeemed	(44,870)	(35,268)	(156,878)	(27,578)	(67,791)	(44,176)

Net increase (decrease) in net assets resulting from capital shares transactions	(14,710)	6,512	(143,742)	24,034	(49,137)	(7,787)

Net increase (decrease) in net assets	29,092	48,326	(35,473)	68,530	(34,654)	33,866

Net assets:
Beginning of period/year	497,305	448,979	702,205	633,675	319,368	285,502

End of period/year	$526,397	$497,305	$666,732	$702,205	$284,714	$319,368

Undistributed (accumulated) net investment income (loss)	$2,173	$4,876	$1,301	$6,421	$(16,903)	$(5,052)

Share activity:
Shares issued	2,000	3,130	520	5,351	318	1,574
Shares issued-reinvested from distributions	689	893	975	1,047	1,283	1,785
Shares redeemed	(3,965)	(3,393)	(18,227)	(3,380)	(5,605)	(3,865)

Net increase (decrease) in shares outstanding	(1,276)	630	(16,732)	3,018	(4,004)	(506)

Transamerica Federated Market	Transamerica First Quadrant	Transamerica Hansberger
Opportunity	Global Macro	International Value(C)
April 30, 2011	April 30, 2011	April 30, 2011
(unaudited)	October 31, 2010	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010
From operations:
Net investment income (loss)	$(32)	$605	$(1,002)	$(1,824)	$1,778	$6,067
Net realized gain (loss)(A)	429	2,681	789	1,970	(5,724)	(19,459)
Change in unrealized appreciation (depreciation)(B)	540	(4,880)	(890)	537	26,721	20,774

Net increase (decrease) in net assets resulting from operations	937	(1,594)	(1,103)	683	22,775	7,382

Distributions to shareholders:
From net investment income	(412)	(722)	—	—	(7,480)	(6,770)

Total distributions to shareholders	(412)	(722)	—	—	(7,480)	(6,770)

Capital share transactions:
Proceeds from shares sold	190	21,945	20,601	18,983	3,795	56,394
Dividends and distributions reinvested	412	722	—	—	7,480	6,770
Cost of shares redeemed	(39,961)	(13,441)	(3)	(541)	(42,507)	(81,093)

Net increase (decrease) in net assets resulting from capital shares transactions	(39,359)	9,226	20,598	18,442	(31,232)	(17,929)

Net increase (decrease) in net assets	(38,834)	6,910	19,495	19,125	(15,937)	(17,317)

Net assets:
Beginning of period/year	92,472	85,562	126,142	107,017	298,751	316,068

End of period/year	$53,638	$92,472	$145,637	$126,142	$282,814	$298,751

Undistributed (accumulated) net investment income (loss)	$(41)	$403	$(1,002)	$—	$(651)	$5,051

Share activity:
Shares issued	22	2,522	3,370	3,090	465	7,432
Shares issued-reinvested from distributions	47	84	—	—	947	856
Shares redeemed	(4,625)	1,594	—	(D)	(89)	(5,318)	(11,801)

Net increase (decrease) in shares outstanding	(4,556)	1,071	3,370	3,001	(3,906)	(3,513)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period or year ended:
(all amounts in thousands)

			Transamerica JPMorgan Core		Transamerica JPMorgan
	Transamerica Jennison Growth		Bond		International Bond
	April 30, 2011		April 30, 2011		April 30, 2011
	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010
From operations:
Net investment income (loss)	$12	$707	$17,311	$20,804	$4,117	$12,874
Net realized gain (loss)(A)	26,933	17,661	3,298	10,933	6,787	22,804
Change in unrealized appreciation (depreciation)(B)	83,405	84,113	(15,154)	37,162	(9,247)	(17,858)

Net increase in net assets resulting from operations	110,350	102,481	5,455	68,899	1,657	17,820

Distributions to shareholders:
From net investment income	(800)	(765)	(19,835)	(23,223)	(28,681)	(22,408)
From net realized gains	—	—	(6,906)	—	(3,267)	(7,372)

Total distributions to shareholders	(800)	(765)	(26,741)	(23,223)	(31,948)	(29,780)

Capital share transactions:
Proceeds from shares sold	5,130	79,136	140,003	950,778	5,961	194,597
Dividends and distributions reinvested	800	765	26,741	23,223	31,948	29,747
Cost of shares redeemed	(1,765)	(109,495)	(71,950)	(172,035)	(85,100)	(498,207)

Net increase (decrease) in net assets resulting from capital shares transactions	4,165	(29,594)	94,794	801,966	(47,191)	(273,863)

Net increase (decrease) in net assets	113,715	72,122	73,508	847,642	(77,482)	(285,823)

Net assets:
Beginning of period/year	726,732	654,610	1,063,458	215,816	447,141	732,964

End of period/year	$840,447	$726,732	$1,136,966	$1,063,458	$369,659	$447,141

Undistributed (accumulated) net investment income (loss)	$(578)	$210	$(615)	$1,909	$(6,259)	$18,305

Share activity:
Shares issued	400	7,228	13,645	93,570	537	17,820
Shares issued-reinvested from distributions	64	70	2,619	2,258	3,048	2,640
Shares redeemed	(143)	(9,973)	(6,959)	(16,532)	(7,786)	(46,433)

Net increase (decrease) in shares outstanding	321	(2,675)	9,305	79,296	(4,201)	(25,973)

	Transamerica JPMorgan		Transamerica JPMorgan Mid Cap
	Long/Short Strategy(E)		Value		Transamerica Loomis Sayles Bond
	April 30, 2011		April 30, 2011		April 30, 2011
	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010
From operations:
Net investment income (loss)	$(1,149)	$(1,593)	$858	$2,289	$14,765	$34,110
Net realized gain (loss)(A)	1,418	1,377	4,642	892	9,091	32,595
Change in unrealized appreciation (depreciation)(B)	(2,193)	(1,047)	23,455	34,397	12,537	42,590

Net increase (decrease) in net assets resulting from operations	(1,924)	(1,263)	28,955	37,578	36,393	109,295

Distributions to shareholders:
From net investment income	—	—	(2,200)	(3,125)	(20,691)	(36,806)
From net realized gains	—	—	—	—	(10,465)	—

Total distributions to shareholders	—	—	(2,200)	(3,125)	(31,156)	(36,806)

Capital share transactions:
Proceeds from shares sold	17,718	28,414	—	—	35,239	44,402
Dividends and distributions reinvested	—	—	2,200	3,125	31,156	36,806
Cost of shares redeemed	(6,510)	(5,491)	(2,941)	(39,804)	(74,930)	(371,729)

Net increase (decrease) in net assets resulting from capital shares transactions	11,208	22,923	(741)	(36,679)	(8,535)	(290,521)

Net increase (decrease) in net assets	9,284	21,660	26,014	(2,226)	(3,298)	(218,032)

Net assets:
Beginning of period/year	108,342	86,682	163,612	165,838	594,220	812,252

End of period/year	$117,626	$108,342	$189,626	$163,612	$590,922	$594,220

Undistributed (accumulated) net investment income (loss)	$(1,149)	$—	$190	$1,532	$2,400	$8,326

Share activity:
Shares issued	2,188	3,404	—	—	3,240	4,240
Shares issued-reinvested from distributions	—	—	207	356	2,964	3,604
Shares redeemed	(799)	(658)	(282)	(4,293)	(6,966)	(36,244)

Net increase (decrease) in shares outstanding	1,389	2,746	(75)	(3,937)	(762)	(28,400)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period or year ended:
(all amounts in thousands)

	Transamerica MFS International		Transamerica Morgan Stanley		Transamerica Morgan Stanley Mid-
	Equity		Emerging Markets Debt		Cap Growth
	April 30, 2011		April 30, 2011		April 30, 2011
	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010
From operations:
Net investment income (loss)	$4,443	$6,387	$7,800	$20,029	$477	$1,044
Net realized gain (loss)(A)	20,258	27,640	3,960	29,113	12,062	23,160
Change in unrealized appreciation (depreciation)(B)	50,684	24,763	(17,464)	4,409	54,089	61,597

Net increase (decrease) in net assets resulting from operations	75,385	58,790	(5,704)	53,551	66,628	85,801

Distributions to shareholders:
From net investment income	(5,767)	(3,209)	(7,100)	(20,346)	(1,092)	(439)
From net realized gains	(27,053)	(10,017)	(6,903)	—	(17,544)	—

Total distributions to shareholders	(32,820)	(13,226)	(14,003)	(20,346)	(18,636)	(439)

Capital share transactions:
Proceeds from shares sold	24,869	163,943	7,787	1,861	3,595	21,508
Dividends and distributions reinvested	32,820	13,226	14,003	20,346	18,636	439
Cost of shares redeemed	(29,350)	(83,306)	(9,402)	(135,454)	(2,812)	(70,946)

Net increase (decrease) in net assets resulting from capital shares transactions	28,339	93,863	12,388	(113,247)	19,419	(48,999)

Net increase (decrease) in net assets	70,904	139,427	(7,319)	(80,042)	67,411	36,363

Net assets:
Beginning of period/year	536,181	396,754	302,576	382,618	292,575	256,212

End of period/year	$607,085	$536,181	$295,257	$302,576	$359,986	$292,575

Undistributed (accumulated) net investment income (loss)	$4,255	$5,579	$1,393	$693	$(56)	$559

Share activity:
Shares issued	2,707	19,478	740	173	264	2,023
Shares issued-reinvested from distributions	3,786	1,572	1,344	1,926	1,438	43
Shares redeemed	(3,273)	(10,835)	(873)	(12,699)	(207)	(6,434)

Net increase (decrease) in shares outstanding	3,220	10,215	1,211	(10,600)	1,495	(4,368)

	Transamerica Morgan Stanley		Transamerica Neuberger Berman		Transamerica Oppenheimer
	Small Company Growth		International		Developing Markets
	April 30, 2011		April 30, 2011		April 30, 2011
	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010
From operations:
Net investment income (loss)	$262	$(34)	$3,662	$6,152	$84	$2,493
Net realized gain (loss)(A)	13,302	1,220	32,186	200	46,053	50,403
Change in unrealized appreciation (depreciation)(B)	32,208	32,190	60,206	83,085	1,120	86,634

Net increase in net assets resulting from operations	45,772	33,376	96,054	89,437	47,257	139,530

Distributions to shareholders:
From net investment income	(600)	—	(7,055)	(4,520)	(1,724)	(2,488)

Total distributions to shareholders	(600)	—	(7,055)	(4,520)	(1,724)	(2,488)

Capital share transactions:
Proceeds from shares sold	3,745	20,122	13,116	64,435	29,003	126,210
Dividends and distributions reinvested	600	—	7,055	4,520	1,724	2,488
Cost of shares redeemed	(1,937)	(1,927)	(30,934)	(54,826)	(31,607)	(151,164)

Net increase (decrease) in net assets resulting from capital shares transactions	2,408	18,195	(10,763)	14,129	(880)	(22,466)

Net increase in net assets	47,580	51,571	78,236	99,046	44,653	114,576

Net assets:
Beginning of period/year	181,460	129,889	584,849	485,803	610,212	495,636

End of period/year	$229,040	$181,460	$663,085	$584,849	$654,865	$610,212

Undistributed (accumulated) net investment income (loss)	$52	$390	$1,767	$5,160	$84	$1,724

Share activity:
Shares issued	306	2,049	1,411	7,825	2,139	10,552
Shares issued-reinvested from distributions	50	—	778	575	128	226
Shares redeemed	(149)	(194)	(3,341)	(7,177)	(2,354)	(13,996)

Net increase (decrease) in shares outstanding	207	1,855	(1,152)	1,223	(87)	(3,218)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period or year ended:
(all amounts in thousands)

	Transamerica Oppenheimer Small-		Transamerica PIMCO Real Return
	& Mid-Cap Value		TIPS		Transamerica PIMCO Total Return
	April 30, 2011		April 30, 2011		April 30, 2011
	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010
From operations:
Net investment income (loss)	$652	$562	$10,968	$20,141	$8,928	$19,415
Net realized gain (loss)(A)	43,745	40,955	13,374	57,595	(8,874)	22,287
Change in unrealized appreciation (depreciation)(B)	15,363	13,072	(25,079)	25,861	(3,860)	17,035

Net increase (decrease) in net assets resulting from operations	59,760	54,589	(737)	103,597	(3,806)	58,737

Distributions to shareholders:
From net investment income	(425)	(1,363)	(11,212)	(30,698)	(8,604)	(18,210)
From net realized gains	—	—	(30,631)	—	(19,234)	(34,549)

Total distributions to shareholders	(425)	(1,363)	(41,843)	(30,698)	(27,838)	(52,759)

Capital share transactions:
Proceeds from shares sold	3,762	9,163	120,013	237,676	2,569	117,089
Dividends and distributions reinvested	425	1,363	41,843	30,698	27,838	52,759
Cost of shares redeemed	(5,689)	(33,808)	(96,973)	(248,031)	(62,694)	(13,434)

Net increase (decrease) in net assets resulting from capital shares transactions	(1,502)	(23,282)	64,883	20,343	(32,287)	156,414

Net increase (decrease) in net assets	57,833	29,944	22,303	93,242	(63,931)	162,392

Net assets:
Beginning of period/year	299,225	269,281	845,965	752,723	667,721	505,329

End of period/year	$357,058	$299,225	$868,268	$845,965	$603,790	$667,721

Undistributed (accumulated) net investment income (loss)	$227	$—	$1,280	$1,524	$(1,054)	$(1,378)

Share activity:
Shares issued	366	1,018	10,939	21,982	250	11,287
Shares issued-reinvested from distributions	43	165	3,970	2,849	2,773	5,207
Shares redeemed	(569)	(3,976)	(9,043)	(22,176)	(6,134)	(1,250)

Net increase (decrease) in shares outstanding	(160)	(2,793)	5,866	2,655	(3,111)	15,244

	Transamerica Schroders				Transamerica Thornburg
	International Small Cap		Transamerica Third Avenue Value		International Value
	April 30, 2011		April 30, 2011		April 30, 2011
	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010
From operations:
Net investment income (loss)	$1,338	$5,231	$2,304	$4,124	$4,570	$6,037
Net realized gain (loss)(A)	30,736	23,916	12,082	11,573	38,544	8,456
Change in unrealized appreciation (depreciation)(B)	61,423	50,583	46,105	51,199	62,287	81,093

Net increase in net assets resulting from operations	93,497	79,730	60,491	66,896	105,401	95,586

Distributions to shareholders:
From net investment income	(6,178)	(3,075)	(7,775)	(6,092)	(4,250)	(3,505)
From net realized gains	(3,119)	—	—	—	(4,928)	(1,787)

Total distributions to shareholders	(9,297)	(3,075)	(7,775)	(6,092)	(9,178)	(5,292)

Capital share transactions:
Proceeds from shares sold	18,026	28,564	4,123	7,367	30,793	168,436
Dividends and distributions reinvested	9,297	3,075	7,775	6,092	9,178	5,292
Cost of shares redeemed	(26,039)	(103,679)	(10,121)	(114,679)	(88,827)	(77,077)

Net increase (decrease) in net assets resulting from capital shares transactions	1,284	(72,040)	1,777	(101,220)	(48,856)	96,651

Net increase (decrease) in net assets	85,484	4,615	54,493	(40,416)	47,367	186,945

Net assets:
Beginning of period/year	548,288	543,673	383,134	423,550	778,484	591,539

End of period/year	$633,772	$548,288	$437,627	$383,134	$825,851	$778,484

Undistributed (accumulated) net investment income (loss)	$272	$5,112	$(2,264)	$3,207	$4,125	$3,805

Share activity:
Shares issued	1,782	3,305	176	366	2,687	16,656
Shares issued-reinvested from distributions	944	368	353	313	819	532
Shares redeemed	(2,531)	(13,096)	(440)	(5,881)	(7,702)	(8,200)

Net increase (decrease) in shares outstanding	195	(9,423)	89	(5,202)	(4,196)	8,988

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period or year ended:
(all amounts in thousands)

	Transamerica UBS Large Cap		Transamerica WMC Emerging
	Value		Markets
	April 30, 2011		April 30, 2011
	(unaudited)	October 31, 2010	(unaudited)	October 31, 2010
From operations:
Net investment income (loss)	$5,077	$13,434	$142	$2,068
Net realized gain (loss)(A)	57,718	(38,588)	31,509	21,267
Change in unrealized appreciation (depreciation)(B)	60,746	126,853	(13,795)	28,266

Net increase in net assets resulting from operations	123,541	101,699	17,856	51,601

Distributions to shareholders:
From net investment income	(13,100)	(12,793)	(183)	(956)
From net realized gains	—	—	(23,646)	(3,430)

Total distributions to shareholders	(13,100)	(12,793)	(23,829)	(4,386)

Capital share transactions:
Proceeds from shares sold	12,974	80,736	56,759	232,087
Dividends and distributions reinvested	13,100	12,793	17,127	4,386
Cost of shares redeemed	(559,870)	(59,530)	(19,111)	(50,969)

Net increase (decrease) in net assets resulting from capital shares transactions	(533,796)	33,999	54,775	185,504

Net increase (decrease) in net assets	(423,355)	122,905	48,802	232,719

Net assets:
Beginning of period/year	1,125,533	1,002,628	411,311	178,592

End of period/year	$702,178	$1,125,533	$460,113	$411,311

Undistributed (accumulated) net investment income (loss)	$2,091	$10,114	$142	$183

Share activity:
Shares issued	1,314	9,068	4,034	18,069
Shares issued-reinvested from distributions	1,379	1,438	1,259	346
Shares redeemed	(58,590)	(6,760)	(1,421)	(4,430)

Net increase (decrease) in shares outstanding	(55,897)	3,746	3,872	13,985

(A)	Net realized gain (loss) includes all items listed in the Statement of Operations.

(B)	Change in unrealized appreciation (depreciation) includes all items listed in the Statement of Operations.

(C)	Formerly, Transamerica AllianceBernstein International Value.

(D)	Rounds to less than 1 or (1) share.

(E)	Formerly, Transamerica BNY Mellon Market Neutral Strategy.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS
For the period or years ended:

	Transamerica BlackRock Global Allocation
	April 30, 2011						October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	2006(A)
Net asset value
Beginning of period/year	$10.91		$9.99	$9.32	$13.23	$11.23	$10.00

Investment operations
Net investment income(B)	0.11		0.20	0.19	0.27	0.24	0.19
Net realized and unrealized gain (loss) on investments	1.03		0.93	1.55	(3.25)	2.15	1.06

Total from investment operations	1.14		1.13	1.74	(2.98)	2.39	1.25

Distributions
Net investment income	(0.17)		(0.21)	(0.55)	(0.35)	(0.20)	(0.02)
Net realized gains on investments	—		—	(0.52)	(0.58)	(0.19)	—

Total distributions	(0.17)		(0.21)	(1.07)	(0.93)	(0.39)	(0.02)

Net asset value
End of period/year	$11.88		$10.91	$9.99	$9.32	$13.23	$11.23

Total return(C)	10.56	% (D)	11.40%	20.57%	(24.23%)	21.95%	12.45	% (D)

Net assets end of period/year (000’s)	$526,397		$497,305	$448,979	$377,781	$520,484	$490,941

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.86	% (E)	0.87%	0.90%	0.88%	0.85%	0.90	% (E)
Before reimbursement/recapture	0.86	% (E)	0.87%	0.90%	0.88%	0.85%	0.90	% (E)
Net investment income, to average net assets	1.91	% (E)	1.96%	2.08%	2.25%	2.04%	2.02	% (E)
Portfolio turnover rate	20	% (D)	43%	43%	49%	30%	31	% (D)

	Transamerica BlackRock Large Cap Value
	April 30, 2011						October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	2006(F)
Net asset value
Beginning of period/year	$8.34		$7.81	$7.61	$13.08	$12.15	$10.47

Investment operations
Net investment income(B)	0.05		0.10	0.13	0.13	0.12	0.07
Net realized and unrealized gain (loss) on investments	1.62		0.54	0.20	(4.78)	1.27	1.64

Total from investment operations	1.67		0.64	0.33	(4.65)	1.39	1.71

Distributions
Net investment income	(0.12)		(0.11)	(0.13)	(0.09)	(0.09)	(0.03)
Net realized gains on investments	—		—	—	(0.73)	(0.37)	—

Total distributions	(0.12)		(0.11)	(0.13)	(0.82)	(0.46)	(0.03)

Net asset value
End of period/year	$9.89		$8.34	$7.81	$7.61	$13.08	$12.15

Total return(C)	20.20	% (D)	8.16%	4.50%	(37.76%)	11.80%	16.36	% (D)

Net assets end of period/year (000’s)	$666,732		$702,205	$633,675	$461,816	$610,135	$506,529

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.83	% (E)	0.83%	0.83%	0.83%	0.84%	0.84	% (E)
Before reimbursement/recapture	0.83	% (E)	0.83%	0.83%	0.83%	0.84%	0.84	% (E)
Net investment income, to average net assets	1.02	% (E)	1.21%	1.87%	1.21%	0.96%	0.62	% (E)
Portfolio turnover rate	35	% (D)	124%	130%	71%	69%	56	% (D)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Clarion Global Real Estate Securities
	April 30, 2011						October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	2006(F)
Net asset value
Beginning of period/year	$12.28		$10.77	$9.52	$20.48	$20.25	$15.85

Investment operations
Net investment income(B)	0.12		0.26	0.29	0.32	0.36	0.21
Net realized and unrealized gain (loss) on investments	1.13		1.98	1.15	(8.33)	2.45	5.85

Total from investment operations	1.25		2.24	1.44	(8.01)	2.81	6.06

Distributions
Net investment income	(0.59)		(0.73)	(0.19)	(0.90)	(0.80)	(0.28)
Net realized gains on investments	—		—	—	(2.05)	(1.78)	(1.38)

Total distributions	(0.59)		(0.73)	(0.19)	(2.95)	(2.58)	(1.66)

Net asset value
End of period/year	$12.94		$12.28	$10.77	$9.52	$20.48	$20.25

Total return(C)	10.77	% (D)	21.70%	15.72%	(44.82%)	15.11%	41.43	% (D)

Net assets end of period/year (000’s)	$284,714		$319,368	$285,502	$232,115	$367,750	$331,620

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.90	% (E)	0.91%	0.93%	0.89%	0.88%	0.91	% (E)
Before reimbursement/recapture	0.90	% (E)	0.91%	0.93%	0.89%	0.88%	0.91	% (E)
Net investment income, to average net assets	1.96	% (E)	2.31%	3.30%	2.29%	1.29%	1.27	% (E)
Portfolio turnover rate	23	% (D)	62%	61%	41%	72%	76	% (D)

	Transamerica Federated Market Opportunity
	April 30, 2011						October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	2006(A)
Net asset value
Beginning of period/year	$8.73		$8.99	$8.56	$9.33	$9.71	$10.00

Investment operations
Net investment income(B)	—	(G)	0.06	0.05	0.11	0.24	0.27
Net realized and unrealized gain (loss) on investments	0.21		(0.25)	1.03	(0.77)	(0.34)	(0.30)

Total from investment operations	0.21		(0.19)	1.08	(0.66)	(0.10)	(0.03)

Distributions
Net investment income	(0.05)		(0.07)	(0.01)	(0.11)	(0.28)	(0.26)
Net realized gains on investments	—		—	(0.49)	—	—	—
Return of capital	—		—	(0.15)	—	—	—

Total distributions	(0.05)		(0.07)	(0.65)	(0.11)	(0.28)	(0.26)

Net asset value
End of period/year	$8.89		$8.73	$8.99	$8.56	$9.33	$9.71

Total return(C)	2.37	% (D)	(2.11%)	13.01%	(7.16%)	(1.03%)	(0.35	%) (D)

Net assets end of period/year (000’s)	$53,638		$92,472	$85,562	$74,480	$53,747	$83,188

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.99	% (E)	0.89%	0.89%	0.88%	0.93%	0.88	% (E)
Before reimbursement/recapture	0.99	% (E)	0.89%	0.89%	0.88%	0.93%	0.88	% (E)
Net investment income (loss), to average net assets	(0.10	%) (E)	0.65%	0.56%	1.13%	2.49%	2.97	% (E)
Portfolio turnover rate	111	% (D)	194%	180%	195%	97%	72	% (D)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica First Quadrant Global Macro
	April 30, 2011					October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	2007(H)
Net asset value
Beginning of period/year	$6.12		$6.08	$8.60	$9.83	$10.00

Investment operations
Net investment income (loss)(B)	(0.04)		(0.10)	0.02	0.18	0.09
Net realized and unrealized gain (loss) on investments	—	(G)	0.14	(0.04)	(1.30)	(0.26)

Total from investment operations	(0.04)		0.04	(0.02)	(1.12)	(0.17)

Distributions
Net investment income	—		—	(0.03)	(0.11)	—
Net realized gains on investments	—		—	(2.40)	—	—
Return of capital	—		—	(0.07)	—	—

Total distributions	—		—	(2.50)	(0.11)	—

Net asset value
End of period/year	$6.08		$6.12	$6.08	$8.60	$9.83

Total return(C)	(0.65	%) (D)	0.66%	5.34%	(11.55%)	(1.70	%) (D)

Net assets end of period/year (000’s)	$145,637		$126,142	$107,017	$165,567	$209,382

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.58	% (E)	1.61%	1.58%	1.51%	1.51	% (E)
Before reimbursement/recapture	1.58	% (E)	1.61%	1.58%	1.51%	1.51	% (E)
Net investment income (loss), to average net assets	(1.54	%) (E)	(1.56%)	0.32%	1.81%	1.16	% (E)
Portfolio turnover rate	—	% (D)	—%	358%	84%	45	% (D)

	Transamerica Hansberger International Value(I)
	April 30, 2011						October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	2006(A)
Net asset value
Beginning of period/year	$8.07		$7.79	$6.61	$14.88	$12.35	$10.00

Investment operations
Net investment income(B)	0.05		0.15	0.16	0.30	0.25	0.20
Net realized and unrealized gain (loss) on investments	0.62		0.29	1.37	(7.43)	2.65	2.16

Total from investment operations	0.67		0.44	1.53	(7.13)	2.90	2.36

Distributions
Net investment income	(0.20)		(0.16)	(0.35)	(0.21)	(0.15)	(0.01)
Net realized gains on investments	—		—	—	(0.93)	(0.22)	—

Total distributions	(0.20)		(0.16)	(0.35)	(1.14)	(0.37)	(0.01)

Net asset value
End of period/year	$8.54		$8.07	$7.79	$6.61	$14.88	$12.35

Total return(C)	8.54	% (D)	5.61%	24.32%	(51.72%)	23.99%	23.67	% (D)

Net assets end of period/year (000’s)	$282,814		$298,751	$316,068	$248,337	$519,217	$376,531

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.97	% (E)	0.97%	0.97%	0.94%	0.93%	0.99	% (E)
Before reimbursement/recapture	0.97	% (E)	0.97%	0.97%	0.94%	0.93%	0.99	% (E)
Net investment income, to average net assets	1.27	% (E)	2.00%	2.39%	2.71%	1.82%	1.91	% (E)
Portfolio turnover rate	117	% (D)	59%	59%	33%	36%	22	% (D)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Jennison Growth
	April 30, 2011						October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	2006(F)
Net asset value
Beginning of period/year	$11.78		$10.17	$8.37	$13.05	$11.40	$11.43

Investment operations
Net investment income(B)	—	(G)	0.01	0.01	0.02	0.03	—	(G)
Net realized and unrealized gain (loss) on investments	1.78		1.61	1.81	(4.68)	2.08	0.18

Total from investment operations	1.78		1.62	1.82	(4.66)	2.11	0.18

Distributions
Net investment income	(0.01)		(0.01)	(0.02)	(0.02)	—	—
Net realized gains on investments	—		—	—	—	(0.46)	(0.21)

Total distributions	(0.01)		(0.01)	(0.02)	(0.02)	(0.46)	(0.21)

Net asset value
End of period/year	$13.55		$11.78	$10.17	$8.37	$13.05	$11.40

Total return(C)	15.15	% (D)	15.96%	21.79%	(35.77%)	19.14%	1.50	% (D)

Net assets end of period/year (000’s)	$840,447		$726,732	$654,610	$184,981	$160,815	$96,273

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.80	% (E)	0.81%	0.85%	0.85%	0.87%	0.89	% (E)
Before reimbursement/recapture	0.80	% (E)	0.81%	0.85%	0.85%	0.87%	0.89	% (E)
Net investment income (loss), to average net assets	—	% (E),(J)	0.09%	0.16%	0.21%	0.22%	(0.02	%) (E)
Portfolio turnover rate	34	% (D)	83%	82%	70%	63%	80	% (D)

	Transamerica JPMorgan Core Bond
	April 30, 2011			October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	2009(K)
Net asset value
Beginning of period/year	$10.56		$10.08	$10.00

Investment operations
Net investment income(B)	0.17		0.28	0.07
Net realized and unrealized gain (loss) on investments	(0.14)		0.53	0.06

Total from investment operations	0.03		0.81	0.13

Distributions
Net investment income	(0.19)		(0.33)	(0.05)
Net realized gains on investments	(0.07)		—	—

Total distributions	(0.26)		(0.33)	(0.05)

Net asset value
End of period/year	$10.33		$10.56	$10.08

Total return(C)	0.37	% (D)	8.16%	1.34	% (D)

Net assets end of period/year (000’s)	$1,136,966		$1,063,458	$215,816

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.49	% (E)	0.50%	0.55	% (E)
Before reimbursement/recapture	0.49	% (E)	0.50%	0.55	% (E)
Net investment income, to average net assets	3.30	% (E)	2.73%	2.15	% (E)
Portfolio turnover rate	16	% (D)	33%	3	% (D)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

Transamerica JPMorgan International Bond
April 30, 2011	October 31,
For a share outstanding throughout each period	(unaudited)	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	2006(A)
Net asset value
Beginning of period/year	$12.08	$11.64	$10.56	$11.00	$10.51	$10.00

Investment operations
Net investment income(B)	0.12	0.24	0.26	0.29	0.28	0.22
Net realized and unrealized gain (loss) on investments	(0.03)	0.71	1.59	(0.29)	0.59	0.49

Total from investment operations	0.09	0.95	1.85	—	(G)	0.87	0.71

Distributions
Net investment income	(0.81)	(0.39)	(0.68)	(0.44)	(0.38)	(0.20)
Net realized gains on investments	(0.09)	(0.12)	(0.09)	—	—	—

Total distributions	(0.90)	(0.51)	(0.77)	(0.44)	(0.38)	(0.20)

Net asset value
End of period/year	$11.27	$12.08	$11.64	$10.56	$11.00	$10.51

Total return(C)	1.40	% (D)	8.54%	17.90%	(0.14%)	8.55%	7.12	% (D)

Net assets end of period/year (000’s)	$369,659	$447,141	$732,964	$699,078	$761,827	$682,254

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.63	% (E)	0.61%	0.60%	0.61%	0.61%	0.64	% (E)
Before reimbursement/recapture	0.63	% (E)	0.61%	0.60%	0.61%	0.61%	0.64	% (E)
Net investment income, to average net assets	2.16	% (E)	2.16%	2.38%	2.55%	2.68%	2.34	% (E)
Portfolio turnover rate	23	% (D)	61%	53%	74%	86%	145	% (D)

	Transamerica JPMorgan Long/Short Strategy(L)
	April 30, 2011					October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	2007(H)
Net asset value
Beginning of period/year	$8.32		$8.43	$9.51	$9.78	$10.00

Investment operations
Net investment income (loss)(B)	(0.08)		(0.13)	(0.17)	0.10	0.23
Net realized and unrealized gain (loss) on investments	(0.08)		0.02	(0.80)	0.20	(0.45)

Total from investment operations	(0.16)		(0.11)	(0.97)	0.30	0.22

Distributions
Net investment income	—		—	—	(0.57)	—
Return of capital	—		—	(0.11)	—	—

Total distributions	—		—	(0.11)	(0.57)	—

Net asset value
End of period/year	$8.16		$8.32	$8.43	$9.51	$9.78

Total return(C)	(1.92	)% (D)	(1.30%)	(10.27%)	3.30%	(2.20	%) (D)

Net assets end of period/year (000’s)	$117,626		$108,342	$86,682	$121,348	$112,394

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture(M)	3.74	% (E)	2.85%	3.61%	2.79%	3.05	% (E)
Before reimbursement/recapture(M)	3.74	% (E)	2.85%	3.61%	2.79%	3.05	% (E)
Net investment income (loss), to average net assets(M)	(2.09	%) (E)	(1.61%)	(1.87%)	1.05%	2.77	% (E)
Portfolio turnover rate	302	% (D)	303%	463%	192%	119	% (D)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica JPMorgan Mid Cap Value
	April 30, 2011						October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	2006(F)
Net asset value
Beginning of period/year	$10.17		$8.28	$7.54	$12.32	$11.67	$10.09

Investment operations
Net investment income(B)	0.05		0.12	0.15	0.13	0.13	0.11
Net realized and unrealized gain (loss) on investments	1.77		1.93	0.82	(4.20)	1.13	1.57

Total from investment operations	1.82		2.05	0.97	(4.07)	1.26	1.68

Distributions
Net investment income	(0.14)		(0.16)	(0.17)	(0.10)	(0.11)	(0.05)
Net realized gains on investments	—		—	(0.06)	(0.61)	(0.50)	(0.05)

Total distributions	(0.14)		(0.16)	(0.23)	(0.71)	(0.61)	(0.10)

Net asset value
End of period/year	$11.85		$10.17	$8.28	$7.54	$12.32	$11.67

Total return(C)	18.04	% (D)	25.08%	13.39%	(34.92%)	11.07%	16.71	% (D)

Net assets end of period/year (000’s)	$189,626		$163,612	$165,838	$147,772	$270,661	$245,188

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.89	% (E)	0.89%	0.90%	0.87%	0.87%	0.88	% (E)
Before reimbursement/recapture	0.89	% (E)	0.89%	0.90%	0.87%	0.87%	0.88	% (E)
Net investment income, to average net assets	0.98	% (E)	1.33%	2.05%	1.22%	0.98%	1.10	% (E)
Portfolio turnover rate	20	% (D)	29%	43%	45%	50%	46	% (D)

	Transamerica Loomis Sayles Bond
	April 30, 2011					October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	2007(H)
Net asset value
Beginning of period/year	$11.14		$9.93	$7.34	$10.19	$10.00

Investment operations
Net investment income(B)	0.28		0.57	0.60	0.60	0.45
Net realized and unrealized gain (loss) on investments	0.40		1.23	2.61	(2.88)	(0.01)

Total from investment operations	0.68		1.80	3.21	(2.28)	0.44

Distributions
Net investment income	(0.39)		(0.59)	(0.57)	(0.57)	(0.25)
Net realized gains on investments	(0.19)		—	(0.05)	—	—

Total distributions	(0.58)		(0.59)	(0.62)	(0.57)	(0.25)

Net asset value
End of period/year	$11.24		$11.14	$9.93	$7.34	$10.19

Total return(C)	6.55	% (D)	18.69%	46.27%	(23.56%)	4.50	% (D)

Net assets end of period/year (000’s)	$590,922		$594,220	$812,252	$577,368	$513,249

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.70	% (E)	0.70%	0.69%	0.69%	0.73	% (E)
Before reimbursement/recapture	0.70	% (E)	0.70%	0.69%	0.69%	0.73	% (E)
Net investment income, to average net assets	5.14	% (E)	5.49%	7.22%	6.34%	5.42	% (E)
Portfolio turnover rate	22	% (D)	79%	42%	24%	18	% (D)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica MFS International Equity
	April 30, 2011				October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	2008(N)
Net asset value
Beginning of period/year	$9.11		$8.16	$6.58	$10.00

Investment operations
Net investment income(B)	0.07		0.12	0.12	0.02
Net realized and unrealized gain (loss) on investments	1.15		1.09	1.46	(3.44)

Total from investment operations	1.22		1.21	1.58	(3.42)

Distributions
Net investment income	(0.10)		(0.06)	—	—
Net realized gains on investments	(0.45)		(0.20)	—	—

Total distributions	(0.55)		(0.26)	—	—

Net asset value
End of period/year	$9.78		$9.11	$8.16	$6.58

Total return(C)	14.11	% (D)	15.16%	24.01%	(34.20	%) (D)

Net assets end of period/year (000’s)	$607,085		$536,181	$396,754	$40,997

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.97	% (E)	0.99%	1.09%	1.23	% (E)
Before reimbursement/recapture	0.97	% (E)	0.99%	1.09%	1.23	% (E)
Net investment income, to average net assets	1.58	% (E)	1.47%	1.78%	0.71	% (E)
Portfolio turnover rate	17	% (D)	35%	24%	37	% (D)

	Transamerica Morgan Stanley Emerging Markets Debt
	April 30, 2011
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006

Net asset value
Beginning of period/year	$11.29		$10.23	$7.98	$11.23	$10.91	$10.45

Investment operations
Net investment income(B)	0.29		0.62	0.60	0.61	0.59	0.55
Net realized and unrealized gain (loss) on investments	(0.52)		1.07	2.18	(2.72)	0.46	0.52

Total from investment operations	(0.23)		1.69	2.78	(2.11)	1.05	1.07

Distributions
Net investment income	(0.26)		(0.63)	(0.53)	(0.79)	(0.63)	(0.54)
Net realized gains on investments	(0.26)		—	—	(0.35)	(0.10)	(0.07)

Total distributions	(0.52)		(0.63)	(0.53)	(1.14)	(0.73)	(0.61)

Net asset value
End of period/year	$10.54		$11.29	$10.23	$7.98	$11.23	$10.91

Total return(C)	(1.89	%) (D)	17.16%	36.29%	(20.81%)	9.94%	10.61%

Net assets end of period/year (000’s)	$295,257		$302,576	$382,618	$320,350	$317,328	$425,726

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.01	% (E)	1.00%	0.98%	0.98%	1.03%	1.03%
Before reimbursement/recapture	1.01	% (E)	1.00%	0.98%	0.98%	1.03%	1.03%
Net investment income, to average net assets	5.48	% (E)	5.89%	6.67%	5.92%	5.36%	5.24%
Portfolio turnover rate	38	% (D)	100%	118%	81%	79%	79%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

Transamerica Morgan Stanley Mid-Cap Growth
April 30, 2011	October 31,
For a share outstanding throughout each period	(unaudited)	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	2006(O)
Net asset value
Beginning of period/year	$13.07	$9.58	$7.42	$14.16	$10.33	$10.00

Investment operations
Net investment income(B)	0.02	0.04	—	(G)	0.02	0.04	0.01
Net realized and unrealized gain (loss) on investments	2.82	3.47	2.17	(5.90)	3.81	0.32

Total from investment operations	2.84	3.51	2.17	(5.88)	3.85	0.33

Distributions
Net investment income	(0.05)	(0.02)	(0.01)	(0.02)	(0.02)	—
Net realized gains on investments	(0.79)	—	—	(0.84)	—	—

Total distributions	(0.84)	(0.02)	(0.01)	(0.86)	(0.02)	—

Net asset value
End of period/year	$15.07	$13.07	$9.58	$7.42	$14.16	$10.33

Total return(C)	22.74	% (D)	36.64%	29.29%	(43.99%)	37.32%	3.30	% (D)

Net assets end of period/year (000’s)	$359,986	$292,575	$256,212	$98,141	$125,380	$75,092

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.86	% (E)	0.86%	0.88%	0.87%	0.90%	0.92	% (E)
Before reimbursement/recapture	0.86	% (E)	0.86%	0.88%	0.87%	0.90%	0.92	% (E)
Net investment income (loss), to average net assets	0.30	% (E)	0.37%	(0.06%)	0.19%	0.32%	0.11	% (E)
Portfolio turnover rate	12	% (D)	50%	38%	40%	74%	50	% (D)

	Transamerica Morgan Stanley Small Company Growth
	April 30, 2011
For a share outstanding throughout each period	(unaudited)		October 31, 2010		October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006
Net asset value
Beginning of period/year	$10.94		$8.82		$7.39	$14.14	$12.78	$11.29

Investment operations
Net investment income (loss)(B)	0.02		—	(G)	(0.02)	0.10	0.02	(0.02)
Net realized and unrealized gain (loss) on investments	2.72		2.12		1.62	(5.50)	1.81	1.69

Total from investment operations	2.74		2.12		1.60	(5.40)	1.83	1.67

Distributions
Net investment income	(0.04)		—		(0.15)	(0.02)	—	(0.01)
Net realized gains on investments	—		—		—	(1.33)	(0.47)	(0.17)
Return of capital	—		—		(0.02)	—	—	—

Total distributions	(0.04)		—		(0.17)	(1.35)	(0.47)	(0.18)

Net asset value
End of period/year	$13.64		$10.94		$8.82	$7.39	$14.14	$12.78

Total return(C)	25.05	% (D)	24.04%		22.43%	(41.72%)	14.75%	14.92%

Net assets end of period/year (000’s)	$229,040		$181,460		$129,889	$61,214	$188,347	$301,649

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.01	% (E)	1.02%		1.04%	1.02%	1.01%	1.01%
Before reimbursement/recapture	1.01	% (E)	1.02%		1.04%	1.02%	1.01%	1.01%
Net investment income (loss), to average net assets	0.25	% (E)	(0.02%)		(0.19%)	0.89%	0.13%	(0.19%)
Portfolio turnover rate	15	% (D)	21%		40%	44%	71%	67%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Neuberger Berman International
	April 30, 2011						October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	2006(A)
Net asset value
Beginning of period/year	$8.94		$7.57	$5.95	$13.55	$11.74	$10.00

Investment operations
Net investment income(B)	0.06		0.10	0.10	0.19	0.15	0.12
Net realized and unrealized gain (loss) on investments	1.43		1.34	1.69	(6.63)	2.37	1.64

Total from investment operations	1.49		1.44	1.79	(6.44)	2.52	1.76

Distributions
Net investment income	(0.11)		(0.07)	(0.17)	(0.13)	(0.13)	(0.02)
Net realized gains on investments	—		—	—	(1.03)	(0.58)	—

Total distributions	(0.11)		(0.07)	(0.17)	(1.16)	(0.71)	(0.02)

Net asset value
End of period/year	$10.32		$8.94	$7.57	$5.95	$13.55	$11.74

Total return(C)	16.80	% (D)	19.16%	30.83%	(51.66%)	22.37%	17.61	% (D)

Net assets end of period/year (000’s)	$663,085		$584,849	$485,803	$307,981	$596,488	$459,996

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.05	% (E)	1.06%	1.09%	1.06%	1.06%	1.07	% (E)
Before reimbursement/recapture	1.05	% (E)	1.06%	1.09%	1.06%	1.06%	1.07	% (E)
Net investment income, to average net assets	1.21	% (E)	1.22%	1.62%	1.87%	1.21%	1.21	% (E)
Portfolio turnover rate	26	% (D)	51%	75%	72%	57%	52	% (D)

	Transamerica Oppenheimer Developing Markets
	April 30, 2011						October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	2006(A)
Net asset value
Beginning of period/year	$13.34		$10.12	$8.20	$17.07	$11.41	$10.00

Investment operations
Net investment income(B)	—	(G)	0.05	0.06	0.19	0.12	0.09
Net realized and unrealized gain (loss) on investments	1.04		3.22	3.51	(7.65)	5.99	1.37

Total from investment operations	1.04		3.27	3.57	(7.46)	6.11	1.46

Distributions
Net investment income	(0.04)		(0.05)	(0.16)	(0.09)	(0.06)	(0.05)
Net realized gains on investments	—		—	(1.49)	(1.32)	(0.39)	—

Total distributions	(0.04)		(0.05)	(1.65)	(1.41)	(0.45)	(0.05)

Net asset value
End of period/year	$14.34		$13.34	$10.12	$8.20	$17.07	$11.41

Total return(C)	7.87	% (D)	32.43%	56.01%	(47.48%)	55.27%	14.64	% (D)

Net assets end of period/year (000’s)	$654,865		$610,212	$495,636	$317,973	$674,561	$362,080

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.27	% (E)	1.31%	1.35%	1.32%	1.34%	1.45	% (E)
Before reimbursement/recapture	1.27	% (E)	1.31%	1.35%	1.32%	1.34%	1.45	% (E)
Net investment income, to average net assets	0.03	% (E)	0.48%	0.77%	1.42%	0.87%	0.89	% (E)
Portfolio turnover rate	23	% (D)	54%	50%	67%	59%	77	% (D)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

Transamerica Oppenheimer Small- & Mid-Cap Value
April 30, 2011	October 31,
For a share outstanding throughout each period	(unaudited)	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	2006(P)
Net asset value
Beginning of period/year	$9.33	$7.72	$6.30	$13.18	$10.94	$10.00

Investment operations
Net investment income(B)	0.02	0.02	0.03	0.04	—	0.02
Net realized and unrealized gain (loss) on investments	1.85	1.63	1.41	(5.98)	2.44	0.92

Total from investment operations	1.87	1.65	1.44	(5.94)	2.44	0.94

Distributions
Net investment income	(0.01)	(0.04)	(0.02)	—	(G)	(0.02)	—
Net realized gains on investments	—	—	—	(0.94)	(0.18)	—

Total distributions	(0.01)	(0.04)	(0.02)	(0.94)	(0.20)	—

Net asset value
End of period/year	$11.19	$9.33	$7.72	$6.30	$13.18	$10.94

Total return(C)	20.10	% (D)	21.44%	22.99%	(48.36%)	22.57%	9.40	% (D)

Net assets end of period/year (000’s)	$357,058	$299,225	$269,281	$127,886	$183,126	$91,899

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.95	% (E)	0.96%	0.98%	1.00%	1.03%	1.15	% (E)
Before reimbursement/recapture	0.95	% (E)	0.96%	0.98%	1.00%	1.02%	1.22	% (E)
Net investment income, to average net assets	0.40	% (E)	0.19%	0.43%	0.34%	—%	0.74	% (E)
Portfolio turnover rate	53	% (D)	81%	110%	102%	118%	33	% (D)

	Transamerica PIMCO Real Return TIPS
	April 30, 2011
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006
Net asset value
Beginning of period/year	$11.61		$10.72	$9.21	$10.21	$10.05	$10.25

Investment operations
Net investment income(B)	0.16		0.25	0.32	0.47	0.38	0.48
Net realized and unrealized gain (loss) on investments	(0.15)		1.04	1.58	(0.96)	0.16	(0.22)

Total from investment operations	0.01		1.29	1.90	(0.49)	0.54	0.26

Distributions
Net investment income	(0.16)		(0.40)	(0.33)	(0.51)	(0.38)	(0.45)
Net realized gains on investments	(0.43)		—	(0.06)	—	—	(0.01)

Total distributions	(0.59)		(0.40)	(0.39)	(0.51)	(0.38)	(0.46)

Net asset value
End of period/year	$11.03		$11.61	$10.72	$9.21	$10.21	$10.05

Total return(C)	0.43	% (D)	12.40%	21.00%	(5.29%)	5.54%	2.55%

Net assets end of period/year (000’s)	$868,268		$845,965	$752,723	$621,092	$690,942	$603,597

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.73	% (E)	0.72%	0.74%	0.74%	0.73%	0.73%
Before reimbursement/recapture	0.73	% (E)	0.72%	0.74%	0.74%	0.73%	0.73%
Net investment income, to average net assets	2.90	% (E)	2.32%	3.23%	4.47%	3.82%	4.79%
Portfolio turnover rate	79	% (D)	307%	583%	1,028%	375%	384%

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica PIMCO Total Return
	April 30, 2011						October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	2006(F)
Net asset value
Beginning of period/year	$10.80		$10.85	$9.58	$10.47	$10.28	$10.12

Investment operations
Net investment income(B)	0.15		0.35	0.49	0.49	0.46	0.41
Net realized and unrealized gain (loss) on investments	(0.21)		0.67	1.64	(0.88)	0.18	0.12

Total from investment operations	(0.06)		1.02	2.13	(0.39)	0.64	0.53

Distributions
Net investment income	(0.14)		(0.34)	(0.67)	(0.44)	(0.44)	(0.37)
Net realized gains on investments	(0.32)		(0.73)	(0.19)	(0.06)	(0.01)	—

Total distributions	(0.46)		(1.07)	(0.86)	(0.50)	(0.45)	(0.37)

Net asset value
End of period/year	$10.28		$10.80	$10.85	$9.58	$10.47	$10.28

Total return(C)	(0.26	%) (D)	10.25%	23.74%	(4.04%)	6.33%	5.33	% (D)

Net assets end of period/year (000’s)	$603,790		$667,721	$505,329	$555,428	$540,310	$268,173

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.73	% (E)	0.74%	0.74%	0.75%	0.75%	0.80	% (E)
Before reimbursement/recapture	0.73	% (E)	0.74%	0.74%	0.75%	0.75%	0.80	% (E)
Net investment income, to average net assets	2.89	% (E)	3.30%	4.95%	4.66%	4.39%	4.18	% (E)
Portfolio turnover rate	90	% (D)	222%	841%	751%	756%	544	% (D)

	Transamerica Schroders International Small Cap
	April 30, 2011				October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	2008(Q)
Net asset value
Beginning of period/year	$9.67		$8.22	$5.82	$10.00

Investment operations
Net investment income(B)	0.02		0.08	0.08	0.12
Net realized and unrealized gain (loss) on investments	1.60		1.42	2.41	(4.30)

Total from investment operations	1.62		1.50	2.49	(4.18)

Distributions
Net investment income	(0.11)		(0.05)	(0.09)	—
Net realized gains on investments	(0.05)		—	—	—

Total distributions	(0.16)		(0.05)	(0.09)	—

Net asset value
End of period/year	$11.13		$9.67	$8.22	$5.82

Total return(C)	17.12	% (D)	18.29%	43.56%	(41.80	%) (D)

Net assets end of period/year (000’s)	$633,772		$548,288	$543,673	$108,655

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.14	% (E)	1.16%	1.23%	1.27	% (E)
Before reimbursement/recapture	1.14	% (E)	1.16%	1.21%	1.30	% (E)
Net investment income, to average net assets	0.46	% (E)	0.97%	1.23%	1.96	% (E)
Portfolio turnover rate	24	% (D)	54%	46%	14	% (D)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica Third Avenue Value
	April 30, 2011						October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010		October 31, 2009	October 31, 2008	2007(R)
Net asset value
Beginning of period/year	$21.56		$18.44		$16.93	$28.93	$28.01

Investment operations
Net investment income(B)	0.13		0.19		0.15	0.24	0.14
Net realized and unrealized gain (loss) on investments	3.26		3.20		1.36	(11.45)	0.78

Total from investment operations	3.39		3.39		1.51	(11.21)	0.92

Distributions
Net investment income	(0.44)		(0.27)		—	(0.42)	—
Net realized gains on investments	—		—		—	(0.37)	—

Total distributions	(0.44)		(0.27)		—	(0.79)	—

Net asset value
End of period/year	$24.51		$21.56		$18.44	$16.93	$28.93

Total return(C)	15.96	% (D)	18.53%		8.92%	(39.75%)	3.28	% (D)

Net assets end of period/year (000’s)	$437,627		$383,134		$423,550	$336,845	$678,578

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.87	% (E)	0.87%		0.87%	0.86%	0.86	% (E)
Before reimbursement/recapture	0.87	% (E)	0.87%		0.87%	0.86%	0.86	% (E)
Net investment income, to average net assets	1.12	% (E)	0.98%		0.91%	1.00%	0.98	% (E)
Portfolio turnover rate	1	% (D)	—	% (J)	17%	29%	11	% (D)

	Transamerica Thornburg International Value
	April 30, 2011				October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	2008(S)
Net asset value
Beginning of period/year	$11.12		$9.69	$7.98	$10.00

Investment operations
Net investment income(B)	0.07		0.10	0.10	—	(G)
Net realized and unrealized gain (loss) on investments	1.49		1.42	1.66	(2.02)

Total from investment operations	1.56		1.52	1.76	(2.02)

Distributions
Net investment income	(0.06)		(0.06)	—	—
Net realized gains on investments	(0.07)		(0.03)	(0.05)	—

Total distributions	(0.13)		(0.09)	(0.05)	—

Net asset value
End of period/year	$12.55		$11.12	$9.69	$7.98

Total return(C)	14.15	% (D)	15.75%	22.21%	(20.20	%) (D)

Net assets end of period/year (000’s)	$825,851		$778,484	$591,539	$79,516

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.07	% (E)	1.08%	1.17%	1.35	% (E)
Before reimbursement/recapture	1.07	% (E)	1.08%	1.15%	1.76	% (E)
Net investment income (loss), to average net assets	1.16	% (E)	0.97%	1.14%	(0.18	%) (E)
Portfolio turnover rate	16	% (D)	36%	39%	5	% (D)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

	Transamerica UBS Large Cap Value
	April 30, 2011
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006
Net asset value
Beginning of period/year	$9.18		$8.44	$8.05	$13.79	$12.73	$10.95

Investment operations
Net investment income(B)	0.07		0.11	0.14	0.21	0.19	0.14
Net realized and unrealized gain (loss) on investments	1.44		0.74	0.44	(5.64)	1.36	1.92

Total from investment operations	1.51		0.85	0.58	(5.43)	1.55	2.06

Distributions
Net investment income	(0.16)		(0.11)	(0.19)	(0.15)	(0.13)	(0.10)
Net realized gains on investments	—		—	—	(0.16)	(0.36)	(0.18)

Total distributions	(0.16)		(0.11)	(0.19)	(0.31)	(0.49)	(0.28)

Net asset value
End of period/year	$10.53		$9.18	$8.44	$8.05	$13.79	$12.73

Total return(C)	16.59	% (D)	10.09%	7.56%	(40.19%)	12.48%	19.19%

Net assets end of period/year (000’s)	$702,178		$1,125,533	$1,002,628	$701,997	$880,922	$226,782

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.81	% (E)	0.79%	0.81%	0.80%	0.81%	0.88%
Before reimbursement/recapture	0.81	% (E)	0.79%	0.81%	0.80%	0.81%	0.88%
Net investment income, to average net assets	1.31	% (E)	1.26%	1.80%	1.86%	1.41%	1.21%
Portfolio turnover rate	31	% (D)	56%	66%	47%	27%	32%

	Transamerica WMC Emerging Markets
	April 30, 2011				October 31,
For a share outstanding throughout each period	(unaudited)		October 31, 2010	October 31, 2009	2008(T)
Net asset value
Beginning of period/year	$14.28		$12.06	$7.66	$10.00

Investment operations
Net investment income(B)	0.01		0.10	0.09	—	(G)
Net realized and unrealized gain (loss) on investments	0.58		2.41	4.31	(2.34)

Total from investment operations	0.59		2.51	4.40	(2.34)

Distributions
Net investment income	(0.01)		(0.06)	—	—
Net realized gains on investments	(0.78)		(0.23)	—	—

Total distributions	(0.79)		(0.29)	—	—

Net asset value
End of period/year	$14.08		$14.28	$12.06	$7.66

Total return(C)	4.30	% (D)	21.08%	57.44%	(23.40	%) (D)

Net assets end of period/year (000’s)	$460,113		$411,311	$178,592	$76,127

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.39	% (E)	1.40%	1.40%	1.40	% (E)
Before reimbursement/recapture	1.34	% (E)	1.40%	1.43%	2.26	% (E)
Net investment income, to average net assets	0.06	% (E)	0.78%	0.89%	0.15	% (E)
Portfolio turnover rate	74	% (D)	147%	141%	10	% (D)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended:

(A)	Commenced operations on December 6, 2005

(B)	Calculated based on average number of shares outstanding.

(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

(D)	Not annualized.

(E)	Annualized.

(F)	Commenced operations on November 15, 2005

(G)	Rounds to less than $0.01 or $(0.01).

(H)	Commenced operations on January 3, 2007

(I)	Formerly, Transamerica AllianceBernstein International Value.

(J)	Rounds to less than 0.01% or (0.01)%.

(K)	Commenced operations on July 1, 2009

(L)	Formerly, Transamerica BNY Mellon Market Neutral Strategy.

(M)	Includes dividends and interest on securities sold short (representing 2.42%, 1.35%, 2.09%, 1.30%, and 1.56% of average net assets for 2011, 2010, 2009, 2008 and 2007, respectively).

(N)	Commenced operations on June 10, 2008

(O)	Commenced operations on January 3, 2006

(P)	Commenced operations on August 1, 2006

(Q)	Commenced operations on March 1, 2008

(R)	Commenced operations on May 1, 2007

(S)	Commenced operations on September 15, 2008

(T)	Commenced operations on September 30, 2008

Note: Prior to November 1, 2009, all of the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Understanding Your Funds’ Expenses
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.
The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 invested at November 1, 2010 and held for the entire period until April 30, 2011.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees. Examples of such expenses are fees and expenses of trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (A)	Value	During Period (A)	Expense Ratio

Transamerica AQR Managed Futures Strategy	$1,000.00	$1,037.90	$6.27	$1,018.65	$6.21	1.24%
Transamerica Goldman Sachs Commodity Strategy	1,000.00	1,223.00	3.80	1,021.37	3.46	0.69

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(B)	5% return per year before expenses.

Transamerica Funds	Semi-Annual Report 2011

Consolidated Schedules of Investments Composition
At April 30, 2011
(The following charts summarize the Consolidated Schedules of Investments of the funds by asset type)
(unaudited)

Transamerica AQR Managed Futures Strategy

Investment Companies	89.7%
Other Assets and Liabilities - Net (A)	10.3

Total	100.0%

Transamerica Goldman Sachs Commodity Strategy

Repurchase Agreement	91.1%
Other Assets and Liabilities - Net(A)	8.9

Total	100.0%

(A)	The Other Assets and Liabilities — Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, and Cash Collateral.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

INVESTMENT COMPANIES - 89.7%
Capital Markets - 89.7%
BlackRock Liquidity Funds TempFund Portfolio	23,263,866	$23,264
Dreyfus Cash Advantage Fund	34,895,799	34,896
Dreyfus Treasury Cash Management	58,159,666	58,160
UBS Select Prime Preferred Fund	58,159,666	58,159
UBS Select Treasury Preferred	58,159,666	58,160

Total Investment Companies (cost $232,639) #		232,639

Other Assets and Liabilities - Net		26,579

Net Assets		$259,218

TOTAL RETURN SWAPS: p

		(Pay)/Receive					Premiums	Unrealized
Pay/Receive		Fixed Price	Termination	Counter-	# of	Market	Paid/	Appreciation
Fixed Price (A)	Reference Entity	Per Unit	Date	party	Units θ	Value	(Received)	(Depreciation)

Pay	CBOT 2-Year U.S. Treasury
	Note June Futures	(109.01) - (109.58)	06/30/2011	BAML	(68,400)	$63	$—	$63
Receive	Euro Schatz June Futures	107.04 - 107.54	06/08/2011	BAML	23,383	(14)	—	(14)
Pay	KOSPI 200 Index June
	Futures	(255.25) - (294.03)	06/09/2011	BAML	(26,000)	443	—	443
Pay	LME Copper June Futures	(9,190) - (9,878)	06/15/2011	BAML	(♦ )	(42)	—	(42)
Receive	Wheat July Futures	8.23	07/14/2011	BRC	198	(2)	—	(2)

						$448	$—	$448

FUTURES CONTRACTS: є

				Net Unrealized
				Appreciation
Description	Type	Contracts ┌	Expiration Date	(Depreciation)

10-Year Australian Treasury Bond	Long	137	06/15/2011	$52
10-Year Canada Government Bond	Long	175	06/21/2011	150
10-Year Japan Government Bond	Long	22	06/09/2011	168
10-Year U.S. Treasury Note	Long	200	06/21/2011	168
2-Year U.S. Treasury Note	Long	79	06/30/2011	31
30-Year U.S. Treasury Bond	Long	130	06/21/2011	194
3-Month Aluminum	Short	(34)	05/03/2011	(167)
3-Month Aluminum	Long	34	05/03/2011	165
3-Month Aluminum	Short	(36)	05/10/2011	(214)
3-Month Aluminum	Long	36	05/10/2011	202
3-Month Aluminum	Short	(5)	05/17/2011	(33)
3-Month Aluminum	Long	5	05/17/2011	30
3-Month Aluminum	Long	6	05/24/2011	37
3-Month Aluminum	Short	(6)	05/24/2011	(38)
3-Month Aluminum	Short	(1)	06/03/2011	(4)
3-Month Aluminum	Long	1	06/03/2011	4
3-Month Aluminum	Long	54	06/16/2011	328
3-Month Aluminum	Short	(54)	06/16/2011	(337)
3-Month Aluminum	Long	93	06/17/2011	543
3-Month Aluminum	Short	(93)	06/17/2011	(550)
3-Month Aluminum	Short	(24)	06/22/2011	(107)
3-Month Aluminum	Long	24	06/22/2011	109
3-Month Aluminum	Long	12	06/24/2011	34
3-Month Aluminum	Short	(12)	06/24/2011	(36)
3-Month Aluminum	Long	28	06/30/2011	85
3-Month Aluminum	Short	(28)	06/30/2011	(82)
3-Month Aluminum	Short	(11)	07/05/2011	(36)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
FUTURES CONTRACTS: (continued) є

				Net Unrealized
				Appreciation
Description	Type	Contracts┌	Expiration Date	(Depreciation)

3-Month Aluminum	Long	11	07/05/2011	$34
3-Month Aluminum	Short	(21)	07/07/2011	(38)
3-Month Aluminum	Long	21	07/07/2011	40
3-Month Aluminum	Short	(5)	07/21/2011	(3)
3-Month Aluminum	Long	5	07/21/2011	3
3-Month Aluminum	Long	21	07/28/2011	(3)
3-Month Aluminum	Short	(21)	07/28/2011	1
3-Month Canadian Bankers’ Acceptance	Long	54	09/19/2011	(2)
3-Month Canadian Bankers’ Acceptance	Long	52	12/19/2011	(3)
3-Month Copper	Short	(2)	05/10/2011	29
3-Month Copper	Long	2	05/10/2011	(33)
3-Month Copper	Long	5	05/24/2011	(4)
3-Month Copper	Short	(5)	05/24/2011	4
3-Month Copper	Long	1	06/03/2011	(16)
3-Month Copper	Short	(1)	06/03/2011	13
3-Month Copper	Long	1	06/10/2011	3
3-Month Copper	Short	(1)	06/10/2011	(4)
3-Month Copper	Long	6	06/17/2011	(39)
3-Month Copper	Short	(6)	06/17/2011	28
3-Month Copper	Long	3	06/22/2011	(8)
3-Month Copper	Short	(3)	06/22/2011	9
3-Month Copper	Long	10	06/24/2011	(100)
3-Month Copper	Short	(10)	06/24/2011	111
3-Month Copper	Long	13	06/30/2011	(46)
3-Month Copper	Short	(13)	06/30/2011	59
3-Month Copper	Short	(7)	07/07/2011	73
3-Month Copper	Long	7	07/07/2011	(54)
3-Month Copper	Short	(2)	07/14/2011	6
3-Month Copper	Long	2	07/14/2011	(6)
3-Month Copper	Short	(9)	07/28/2011	31
3-Month Copper	Long	9	07/28/2011	(18)
3-Month Copper LME	Short	(3)	05/03/2011	52
3-Month Copper LME	Long	3	05/03/2011	(47)
3-Month Copper LME	Short	(27)	06/15/2011	86
3-Month Copper LME	Long	27	06/15/2011	(248)
3-Month EURIBOR	Short	(80)	09/19/2011	(5)
3-Month EURIBOR	Short	(85)	12/19/2011	3
3-Month EURIBOR	Short	(78)	03/19/2012	(3)
3-Month EURIBOR	Short	(68)	06/18/2012	(11)
3-Month EURIBOR	Short	(65)	09/17/2012	(20)
3-Month EURIBOR	Short	(65)	12/17/2012	(25)
3-Month EURIBOR	Short	(68)	03/18/2013	(29)
3-Month Euroswiss	Long	47	09/19/2011	(3)
3-Month Euroswiss	Long	27	12/19/2011	(3)
3-Month Nickel	Long	5	06/16/2011	44
3-Month Nickel	Short	(5)	06/16/2011	(45)
3-Month Sterling	Long	200	09/21/2011	33
3-Month Sterling	Long	174	12/21/2011	44
3-Month Sterling	Long	169	03/21/2012	60
3-Month Sterling	Long	153	06/20/2012	67
3-Month Sterling	Long	145	09/19/2012	64
3-Month Sterling	Long	145	12/19/2012	58
3-Month Sterling	Long	131	03/20/2013	33
3-Month Zinc	Short	(5)	05/10/2011	23
3-Month Zinc	Long	5	05/10/2011	(27)
3-Month Zinc	Long	22	05/17/2011	(140)
3-Month Zinc	Short	(22)	05/17/2011	139

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
FUTURES CONTRACTS: (continued) є

				Net Unrealized
				Appreciation
Description	Type	Contracts┌	Expiration Date	(Depreciation)

3-Month Zinc	Short	(7)	05/24/2011	$35
3-Month Zinc	Long	7	05/24/2011	(36)
3-Month Zinc	Short	(5)	06/16/2011	10
3-Month Zinc	Long	5	06/16/2011	(11)
3-Month Zinc	Short	(3)	06/22/2011	5
3-Month Zinc	Long	3	06/22/2011	(5)
3-Year Australian Treasury Bond	Long	184	06/15/2011	(17)
5-Year U.S. Treasury Note	Long	271	06/30/2011	255
90-Day Euro	Long	261	09/19/2011	40
90-Day Euro	Long	218	12/19/2011	34
90-Day Euro	Long	182	03/19/2012	39
90-Day Euro	Long	147	06/18/2012	45
90-Day Euro	Long	128	09/17/2012	47
90-Day Euro	Long	117	12/17/2012	46
90-Day Euro	Long	111	03/18/2013	47
Aluminum HG	Long	304	06/15/2011	1,271
Aluminum HG	Short	(110)	06/15/2011	(623)
ASX SPI 200 Index	Long	49	06/16/2011	(94)
Brent Crude Oil Penultimate Financial	Long	68	06/14/2011	511
CAC 40 Index	Long	113	05/20/2011	178
Cocoa	Short	(21)	07/14/2011	(56)
Coffee “C”	Long	13	07/19/2011	81
Corn	Long	33	07/14/2011	12
Cotton No. 2	Short	(5)	07/07/2011	66
DAX Index	Long	19	06/17/2011	275
DJIA Mini Index	Long	150	06/17/2011	442
FTSE 100 Index	Long	49	06/17/2011	96
FTSE JSE Top 40 Index	Long	148	06/15/2011	62
FTSE MIB Index	Long	12	06/17/2011	102
Gas Oil	Long	10	05/12/2011	40
Gasoline RBOB	Long	9	05/31/2011	75
German Euro BOBL	Short	(3)	06/08/2011	(2)
German Euro Bund	Long	46	06/08/2011	24
German Euro BUXL	Long	6	06/08/2011	5
Gold 100 Oz.	Long	13	06/28/2011	126
Hang Seng China Enterprises Index	Long	31	05/30/2011	(98)
Hang Seng Index	Long	21	05/30/2011	(55)
Heating Oil	Long	8	05/31/2011	21
Henry Hub Natural Gas Swap	Short	(105)	05/26/2011	(131)
IBEX 35 Index	Long	22	05/20/2011	8
Lean Hogs	Short	(46)	06/14/2011	13
MSCI Taiwan Index	Long	74	05/30/2011	16
NASDAQ 100 E-Mini Index	Long	110	06/17/2011	134
Nickel	Long	13	06/15/2011	(149)
Nickel	Short	(5)	06/15/2011	(43)
Russell 2000 Mini Index	Long	96	06/17/2011	432
S&P 500 E-Mini Index	Long	134	06/17/2011	370
S&P Midcap 400 E-Mini Index	Long	98	06/17/2011	466
S&P TSE 60 Index	Long	48	06/16/2011	113
SGX CNX Nifty Index	Long	311	05/26/2011	(82)
SGX MSCI Singapore Index	Long	46	05/30/2011	(22)
Silver	Short	(2)	07/27/2011	(53)
Soybean	Long	12	07/14/2011	10
Soybean Meal	Short	(19)	07/14/2011	(23)
Soybean Oil	Long	52	07/14/2011	17
Sugar #11	Short	(92)	06/30/2011	152
TOPIX Index	Short	(31)	06/10/2011	(138)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
FUTURES CONTRACTS: (continued) є

				Net Unrealized
				Appreciation
Description	Type	Contracts┌	Expiration Date	(Depreciation)

United Kingdom Long Gilt Bond	Long	120	06/28/2011	$238
WTI Bullet Swap Financial	Long	63	05/19/2011	311
Zinc	Short	(8)	06/15/2011	16
Zinc	Long	13	06/15/2011	(85)

				$5,426

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in U.S.	Net Unrealized
	Bought	Settlement	Dollars Bought	Appreciation
Currency	(Sold)	Date	(Sold)	(Depreciation)

Australian Dollar	56,253	06/15/2011	$56,320	$4,971
Australian Dollar	6,388	06/15/2011	6,373	588
Australian Dollar	5,125	06/15/2011	5,326	258
Australian Dollar	(7,303)	06/15/2011	(7,563)	(394)
Australian Dollar	(120)	06/15/2011	(118)	(12)
Australian Dollar	927	06/15/2011	942	68
Australian Dollar	(8,131)	06/15/2011	(8,697)	(163)
Australian Dollar	3,985	06/15/2011	3,980	362
Australian Dollar	(140)	06/15/2011	(140)	(13)
Australian Dollar	(1,693)	06/15/2011	(1,756)	(89)
Australian Dollar	11,568	06/15/2011	11,778	826
Australian Dollar	4,341	06/15/2011	4,712	18
Australian Dollar	763	06/15/2011	798	33
Australian Dollar	151	06/15/2011	161	4
Australian Dollar	(4,080)	06/15/2011	(4,078)	(368)
Australian Dollar	(310)	06/15/2011	(311)	(27)
Australian Dollar	1,015	06/15/2011	1,092	14
Australian Dollar	6,432	06/15/2011	6,388	620
Australian Dollar	80	06/15/2011	84	3
Australian Dollar	(24,731)	06/15/2011	(24,323)	(2,625)
Australian Dollar	(5,830)	06/15/2011	(5,728)	(625)
Australian Dollar	3,564	06/15/2011	3,652	231
Australian Dollar	(1,147)	06/15/2011	(1,130)	(120)
Brazilian Real	60	06/15/2011	35	3
Brazilian Real	5,870	06/15/2011	3,457	263
Brazilian Real	650	06/15/2011	399	13
Brazilian Real	40	06/15/2011	24	1
Canadian Dollar	(3,039)	06/15/2011	(3,186)	(22)
Canadian Dollar	26,476	06/15/2011	27,111	842
Canadian Dollar	(2,186)	06/15/2011	(2,279)	(29)
Canadian Dollar	1,079	06/15/2011	1,116	23
Canadian Dollar	2,859	06/15/2011	2,903	115
Canadian Dollar	(1,427)	06/15/2011	(1,448)	(59)
Chilean Peso	220,000	06/15/2011	458	18
Chilean Peso	80,000	06/15/2011	168	5
Colombian Peso	370,000	06/15/2011	195	15
Czech Republic Koruna	8,500	06/15/2011	489	32
Czech Republic Koruna	1,900	06/15/2011	107	9
Czech Republic Koruna	(35,700)	06/15/2011	(2,113)	(73)
Czech Republic Koruna	1,500	06/15/2011	89	3
Czech Republic Koruna	123,000	06/15/2011	6,973	559
Czech Republic Koruna	4,500	06/15/2011	262	14
Czech Republic Koruna	2,900	06/15/2011	168	10
Euro	(1,267)	06/15/2011	(1,846)	(29)
Euro	7,272	06/15/2011	10,337	419
Euro	20,439	06/15/2011	28,702	1,531
Euro	5,408	06/15/2011	7,594	405
Euro	14,709	06/15/2011	21,281	477
Euro	(8,249)	06/15/2011	(11,587)	(615)
Euro	1,550	06/15/2011	2,161	132
Euro	(10,281)	06/15/2011	(14,677)	(531)
Euro	(60,405)	06/15/2011	(83,807)	(5,548)
Euro	(7,832)	06/15/2011	(11,135)	(450)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
FORWARD FOREIGN CURRENCY CONTRACTS: (continued)

			Amount in	Net Unrealized
	Bought	Settlement	U.S. Dollars	Appreciation
Currency	(Sold)	Date	Bought (Sold)	(Depreciation)

Euro	(21,313)	06/15/2011	$(30,261)	$(1,267)
Euro	3,850	06/15/2011	5,448	247
Euro	3,902	06/15/2011	5,647	125
Euro	20,812	06/15/2011	28,909	1,876
Euro	20,453	06/15/2011	28,551	1,704
Euro	2,169	06/15/2011	3,019	189
Euro	21,133	06/15/2011	29,894	1,366
Euro	(18,090)	06/15/2011	(25,922)	(837)
Euro	(3,926)	06/15/2011	(5,540)	(268)
Euro	5,889	06/15/2011	8,628	83
Euro	10,549	06/15/2011	14,946	659
Euro	(250)	06/15/2011	(371)	1
Euro	(110)	06/15/2011	(152)	(11)
Euro	(11,600)	06/15/2011	(16,902)	(257)
Euro	2,891	06/15/2011	3,992	285
Euro	13,484	06/15/2011	19,083	862
Euro	7,668	06/15/2011	11,367	(24)
Hungarian Forint	165,000	06/15/2011	861	59
Hungarian Forint	73,000	06/15/2011	380	27
Hungarian Forint	970,000	06/15/2011	4,856	552
Hungarian Forint	(228,000)	06/15/2011	(1,146)	(125)
Hungarian Forint	75,000	06/15/2011	391	27
Indian Rupee	(28,000)	06/15/2011	(609)	(19)
Indian Rupee	34,000	06/15/2011	759	3
Indian Rupee	(29,000)	06/15/2011	(650)	1
Indian Rupee	44,000	06/15/2011	972	14
Indian Rupee	135,000	06/15/2011	2,948	78
Indian Rupee	37,000	06/15/2011	804	25
Indian Rupee	(111,000)	06/15/2011	(2,469)	(18)
Indian Rupee	(72,000)	06/15/2011	(1,575)	(38)
Indian Rupee	(20,000)	06/15/2011	(436)	(12)
Indian Rupee	(2,000)	06/15/2011	(43)	(1)
Indian Rupee	120,000	06/15/2011	2,639	51
Indian Rupee	(34,000)	06/15/2011	(756)	(6)
Indian Rupee	69,000	06/15/2011	1,540	6
Indian Rupee	(98,000)	06/15/2011	(2,177)	(19)
Indian Rupee	64,000	06/15/2011	1,421	14
Indian Rupee	(11,000)	06/15/2011	(246)	♦
Indonesian Rupiah	2,200,000	06/15/2011	247	8
Indonesian Rupiah	6,800,000	06/15/2011	767	20
Indonesian Rupiah	15,700,000	06/15/2011	1,765	53
Israeli Shekel	1,900	06/15/2011	529	32
Israeli Shekel	900	06/15/2011	252	14
Israeli Shekel	1,600	06/15/2011	447	26
Israeli Shekel	600	06/15/2011	170	7
Israeli Shekel	1,300	06/15/2011	359	25
Israeli Shekel	1,700	06/15/2011	469	33
Israeli Shekel	100	06/15/2011	29	1
Japanese Yen	1,136,614	06/15/2011	13,852	164
Japanese Yen	(449,733)	06/15/2011	(5,453)	(92)
Japanese Yen	268,369	06/15/2011	3,191	118
Japanese Yen	(121,000)	06/15/2011	(1,419)	(73)
Japanese Yen	(1,709,122)	06/15/2011	(21,081)	6
Japanese Yen	175,216	06/15/2011	2,136	25
Japanese Yen	(117,284)	06/15/2011	(1,391)	(55)
Japanese Yen	(924,137)	06/15/2011	(11,139)	(256)
Japanese Yen	(245,478)	06/15/2011	(3,003)	(24)
Japanese Yen	(1,048,790)	06/15/2011	(12,811)	(121)
Japanese Yen	111,000	06/15/2011	1,329	39
Japanese Yen	(397,000)	06/15/2011	(4,821)	(74)
Japanese Yen	1,308,372	06/15/2011	16,012	121
Japanese Yen	1,489,846	06/15/2011	18,432	(61)
Japanese Yen	365,194	06/15/2011	4,409	94
Japanese Yen	(702,692)	06/15/2011	(8,601)	(64)
Japanese Yen	1,818,563	06/15/2011	22,292	132

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
FORWARD FOREIGN CURRENCY CONTRACTS: (continued)

			Amount in	Net Unrealized
	Bought	Settlement	U.S. Dollars	Appreciation
Currency	(Sold)	Date	Bought (Sold)	(Depreciation)

Japanese Yen	(87,007)	06/15/2011	$(1,076)	$3
Japanese Yen	(2,049,849)	06/15/2011	(24,388)	(889)
Japanese Yen	456,375	06/15/2011	5,533	94
Japanese Yen	(522,935)	06/15/2011	(6,462)	13
Japanese Yen	(173,000)	06/15/2011	(2,073)	(60)
Japanese Yen	(191,000)	06/15/2011	(2,338)	(17)
Japanese Yen	(95,000)	06/15/2011	(1,143)	(29)
Japanese Yen	(737,252)	06/15/2011	(8,974)	(117)
Malaysian Ringgit	900	06/15/2011	294	9
Malaysian Ringgit	800	06/15/2011	264	6
Malaysian Ringgit	(200)	06/15/2011	(66)	(1)
Malaysian Ringgit	900	06/15/2011	297	6
Malaysian Ringgit	8,500	06/15/2011	2,793	67
Malaysian Ringgit	500	06/15/2011	164	4
Malaysian Ringgit	700	06/15/2011	231	5
Mexican Peso	(1,600)	06/15/2011	(138)	(1)
Mexican Peso	7,300	06/15/2011	605	27
Mexican Peso	(22,800)	06/15/2011	(1,881)	(92)
Mexican Peso	400	06/15/2011	33	1
Mexican Peso	8,100	06/15/2011	689	12
Mexican Peso	32,100	06/15/2011	2,655	122
Mexican Peso	4,400	06/15/2011	363	18
Mexican Peso	8,300	06/15/2011	692	26
Mexican Peso	7,800	06/15/2011	659	16
Mexican Peso	(14,300)	06/15/2011	(1,202)	(35)
Mexican Peso	(5,800)	06/15/2011	(498)	(4)
Mexican Peso	(6,700)	06/15/2011	(562)	(18)
Mexican Peso	(12,500)	06/15/2011	(1,055)	(26)
Mexican Peso	17,100	06/15/2011	1,413	66
Mexican Peso	(35,100)	06/15/2011	(2,940)	(96)
Mexican Peso	101,300	06/15/2011	8,329	434
Mexican Peso	9,700	06/15/2011	813	26
New Zealand Dollar	1,795	06/15/2011	1,390	58
New Zealand Dollar	(22,950)	06/15/2011	(16,825)	(1,688)
New Zealand Dollar	109	06/15/2011	84	4
New Zealand Dollar	1,208	06/15/2011	967	7
New Zealand Dollar	(774)	06/15/2011	(560)	(64)
Norwegian Krone	31,801	06/15/2011	5,790	255
Norwegian Krone	3,501	06/15/2011	652	14
Norwegian Krone	34,719	06/15/2011	6,414	185
Norwegian Krone	(6,734)	06/15/2011	(1,206)	(74)
Norwegian Krone	(46,618)	06/15/2011	(8,190)	(671)
Norwegian Krone	22,903	06/15/2011	4,310	44
Norwegian Krone	2,257	06/15/2011	397	32
Norwegian Krone	(8,426)	06/15/2011	(1,492)	(110)
Norwegian Krone	(11,527)	06/15/2011	(2,118)	(73)
Norwegian Krone	(26,017)	06/15/2011	(4,620)	(326)
Norwegian Krone	(63,381)	06/15/2011	(11,285)	(762)
Norwegian Krone	182,179	06/15/2011	32,505	2,123
Philippine Peso	3,000	06/15/2011	69	1
Philippine Peso	(5,000)	06/15/2011	(114)	(3)
Philippine Peso	4,000	06/15/2011	92	1
Philippine Peso	15,000	06/15/2011	346	4
Philippine Peso	23,000	06/15/2011	528	8
Philippine Peso	2,000	06/15/2011	46	♦
Philippine Peso	106,000	06/15/2011	2,444	27
Philippine Peso	(13,000)	06/15/2011	(297)	(6)
Philippine Peso	5,000	06/15/2011	116	1
Philippine Peso	9,000	06/15/2011	208	2
Polish Zloty	(3,400)	06/15/2011	(1,159)	(116)
Polish Zloty	300	06/15/2011	105	7
Polish Zloty	1,000	06/15/2011	359	16
Polish Zloty	10,800	06/15/2011	3,719	332
Polish Zloty	1,800	06/15/2011	632	43
Polish Zloty	900	06/15/2011	336	1

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
FORWARD FOREIGN CURRENCY CONTRACTS: (continued)

			Amount in	Net Unrealized
	Bought	Settlement	U.S. Dollars	Appreciation
Currency	(Sold)	Date	Bought (Sold)	(Depreciation)

Polish Zloty	(400)	06/15/2011	$(136)	$(14)
Pound Sterling	36,939	06/15/2011	60,067	1,595
Pound Sterling	(955)	06/15/2011	(1,578)	(16)
Pound Sterling	6,247	06/15/2011	10,081	347
Pound Sterling	(7,041)	06/15/2011	(11,301)	(452)
Pound Sterling	(11,461)	06/15/2011	(18,517)	(615)
Pound Sterling	(1,623)	06/15/2011	(2,596)	(113)
Pound Sterling	2,333	06/15/2011	3,795	100
Pound Sterling	(981)	06/15/2011	(1,585)	(53)
Pound Sterling	(3,614)	06/15/2011	(5,811)	(222)
Pound Sterling	(230)	06/15/2011	(374)	(10)
Pound Sterling	360	06/15/2011	602	(1)
Pound Sterling	(630)	06/15/2011	(1,037)	(14)
Pound Sterling	3,581	06/15/2011	5,854	124
Pound Sterling	(200)	06/15/2011	(321)	(13)
Pound Sterling	2,165	06/15/2011	3,495	119
Pound Sterling	1,319	06/15/2011	2,150	52
Pound Sterling	(2,086)	06/15/2011	(3,434)	(48)
Pound Sterling	(987)	06/15/2011	(1,642)	(5)
Pound Sterling	(1,429)	06/15/2011	(2,325)	(61)
Pound Sterling	(189)	06/15/2011	(307)	(8)
Pound Sterling	117	06/15/2011	188	7
Pound Sterling	(990)	06/15/2011	(1,617)	(35)
Pound Sterling	3,098	06/15/2011	5,044	128
Pound Sterling	(22)	06/15/2011	(36)	(1)
Pound Sterling	(12,241)	06/15/2011	(19,546)	(888)
Republic of Korea Won	(3,030,000)	06/15/2011	(2,675)	(151)
Republic of Korea Won	680,000	06/15/2011	602	32
Republic of Korea Won	(1,640,000)	06/15/2011	(1,440)	(90)
Republic of Korea Won	2,570,000	06/15/2011	2,286	111
Republic of Korea Won	360,000	06/15/2011	335	1
Republic of Korea Won	2,000,000	06/15/2011	1,796	69
Republic of Korea Won	(600,000)	06/15/2011	(529)	(31)
Republic of Korea Won	390,000	06/15/2011	344	20
Republic of Korea Won	140,000	06/15/2011	128	2
Republic of Korea Won	2,030,000	06/15/2011	1,799	94
Republic of Korea Won	3,160,000	06/15/2011	2,820	127
Republic of Korea Won	690,000	06/15/2011	626	17
Republic of Korea Won	(519,660)	06/15/2011	(485)	1
Republic of Korea Won	1,210,000	06/15/2011	1,105	24
Republic of Korea Won	(320,000)	06/15/2011	(291)	(7)
Russian Ruble	(4,000)	06/15/2011	(143)	(2)
Russian Ruble	(33,000)	06/15/2011	(1,154)	(45)
Russian Ruble	(18,000)	06/15/2011	(633)	(21)
Russian Ruble	(18,000)	06/15/2011	(621)	(33)
Russian Ruble	237,000	06/15/2011	8,204	410
Russian Ruble	36,000	06/15/2011	1,263	45
Russian Ruble	(15,000)	06/15/2011	(526)	(19)
Russian Ruble	(8,000)	06/15/2011	(282)	(9)
Russian Ruble	(20,000)	06/15/2011	(705)	(22)
Russian Ruble	16,000	06/15/2011	553	28
Russian Ruble	(57,000)	06/15/2011	(2,006)	(65)
Russian Ruble	(6,000)	06/15/2011	(217)	(1)
Russian Ruble	(21,000)	06/15/2011	(743)	(20)
Singapore Dollar	300	06/15/2011	238	7
Singapore Dollar	450	06/15/2011	357	11
Singapore Dollar	50	06/15/2011	40	1
Singapore Dollar	(970)	06/15/2011	(771)	(21)
Singapore Dollar	3,230	06/15/2011	2,548	91
Singapore Dollar	1,970	06/15/2011	1,552	58
Singapore Dollar	1,540	06/15/2011	1,212	46
Singapore Dollar	3,680	06/15/2011	2,908	98
Singapore Dollar	(450)	06/15/2011	(353)	(14)
Singapore Dollar	(4,160)	06/15/2011	(3,274)	(124)
Singapore Dollar	270	06/15/2011	216	4
Singapore Dollar	(5,870)	06/15/2011	(4,597)	(199)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
FORWARD FOREIGN CURRENCY CONTRACTS: (continued)

			Amount in	Net Unrealized
	Bought	Settlement	U.S. Dollars	Appreciation
Currency	(Sold)	Date	Bought (Sold)	(Depreciation)

Singapore Dollar	2,780	06/15/2011	$2,201	$70
Singapore Dollar	360	06/15/2011	291	3
Singapore Dollar	1,380	06/15/2011	1,089	38
Singapore Dollar	540	06/15/2011	440	1
Singapore Dollar	1,830	06/15/2011	1,450	45
Singapore Dollar	(20)	06/15/2011	(16)	♦
Singapore Dollar	(1,260)	06/15/2011	(1,012)	(17)
South African Rand	13,400	06/15/2011	1,898	130
South African Rand	4,900	06/15/2011	735	7
South African Rand	(1,400)	06/15/2011	(205)	(7)
South African Rand	600	06/15/2011	88	3
South African Rand	2,200	06/15/2011	326	7
South African Rand	(5,200)	06/15/2011	(726)	(60)
South African Rand	(3,000)	06/15/2011	(425)	(29)
South African Rand	(700)	06/15/2011	(98)	(8)
South African Rand	(300)	06/15/2011	(43)	(2)
Swedish Krona	(3,235)	06/15/2011	(509)	(25)
Swedish Krona	(8,600)	06/15/2011	(1,361)	(59)
Swedish Krona	(17,309)	06/15/2011	(2,698)	(160)
Swedish Krona	30,024	06/15/2011	4,667	290
Swedish Krona	(1,352)	06/15/2011	(212)	(11)
Swedish Krona	(18,289)	06/15/2011	(2,839)	(181)
Swedish Krona	15,837	06/15/2011	2,588	26
Swedish Krona	(42,636)	06/15/2011	(6,690)	(348)
Swedish Krona	(62,216)	06/15/2011	(9,665)	(606)
Swedish Krona	25,019	06/15/2011	3,917	213
Swedish Krona	(3,707)	06/15/2011	(615)	3
Swedish Krona	(24,035)	06/15/2011	(3,787)	(181)
Swedish Krona	58,321	06/15/2011	9,579	49
Swedish Krona	84,292	06/15/2011	13,261	655
Swiss Franc	(5,223)	06/15/2011	(5,855)	(185)
Swiss Franc	741	06/15/2011	847	10
Swiss Franc	5,975	06/15/2011	6,801	109
Swiss Franc	(13)	06/15/2011	(14)	(1)
Swiss Franc	(2,364)	06/15/2011	(2,536)	(198)
Swiss Franc	3,916	06/15/2011	4,339	189
Swiss Franc	(4,685)	06/15/2011	(5,081)	(337)
Swiss Franc	11,502	06/15/2011	12,826	475
Swiss Franc	6,883	06/15/2011	7,428	532
Swiss Franc	14,294	06/15/2011	15,499	1,031
Swiss Franc	(9,421)	06/15/2011	(10,412)	(482)
Swiss Franc	(105)	06/15/2011	(115)	(7)
Swiss Franc	(325)	06/15/2011	(352)	(23)
Swiss Franc	(8,825)	06/15/2011	(9,770)	(435)
Swiss Franc	(716)	06/15/2011	(794)	(34)
Swiss Franc	(5,787)	06/15/2011	(6,279)	(413)
Taiwan Dollar	89,000	06/15/2011	3,074	35
Taiwan Dollar	43,000	06/15/2011	1,505	(2)
Taiwan Dollar	(46,000)	06/15/2011	(1,583)	(24)
Taiwan Dollar	(44,000)	06/15/2011	(1,520)	(17)
Taiwan Dollar	33,000	06/15/2011	1,131	22
Taiwan Dollar	1,000	06/15/2011	34	1
Taiwan Dollar	(45,000)	06/15/2011	(1,556)	(16)
Taiwan Dollar	28,000	06/15/2011	957	21
Taiwan Dollar	(39,000)	06/15/2011	(1,329)	(34)
Taiwan Dollar	10,000	06/15/2011	343	6
Taiwan Dollar	34,000	06/15/2011	1,182	6
Taiwan Dollar	(20,000)	06/15/2011	(683)	(16)
Taiwan Dollar	(47,000)	06/15/2011	(1,602)	(40)
Taiwan Dollar	21,000	06/15/2011	727	7
Taiwan Dollar	4,000	06/15/2011	136	4
Taiwan Dollar	6,000	06/15/2011	208	1
Turkish Lira	170	06/15/2011	109	1
Turkish Lira	(190)	06/15/2011	(123)	(1)
Turkish Lira	1,000	06/15/2011	644	8

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
FORWARD FOREIGN CURRENCY CONTRACTS: (continued)

			Amount in	Net Unrealized
	Bought	Settlement	U.S. Dollars	Appreciation
Currency	(Sold)	Date	Bought (Sold)	(Depreciation)

Turkish Lira	(190)	06/15/2011	$(124)	$ ♦
Turkish Lira	2,740	06/15/2011	1,729	59
Turkish Lira	(2,560)	06/15/2011	(1,569)	(101)
Turkish Lira	800	06/15/2011	514	8
Turkish Lira	590	06/15/2011	367	18
Turkish Lira	160	06/15/2011	101	3
Turkish Lira	410	06/15/2011	268	♦
Turkish Lira	250	06/15/2011	156	7
Turkish Lira	(270)	06/15/2011	(176)	♦

				$5,744

NOTES TO SCHEDULE OF INVESTMENTS:

#	Aggregate cost for federal income tax purposes is $232,639.

θ	Unit amounts are not in thousands.

(A)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

p	Cash in the amount of $3,800 has been segregated by the custodian as collateral for the benefit of the broker for open swap contracts.

є	Cash in the amount of $11,657 is segregated as collateral with the broker to cover margin requirements for open futures contracts.

♦	Value and/or principal is less than $1.

┌	Contract amounts are not in thousands.
DEFINITIONS:

ASX	Australian Securities Exchange

BAML	Bank of America/Merrill Lynch

BRC	Barclays Bank PLC

CAC	Compagnie des Agents de Change (French stock market index)

CBOT	Chicago Board of Trade

CNX	CRISIL NSE (National Stock Exchange) Indices (India stock exchange)

DAX	Deutscher Aktien

DJIA	Dow Jones Industrial Average

EURIBOR	Euro InterBank Offered Rate

FTSE	Financial Times Stock Exchange

IBEX	International Business Exchange (initiative funded by the European Commission)

JSE	Johannesburg Stock Exchange

KOSPI	Korea Composite Stock Price Index

LME	London Metal Exchange

MIB	Milano Indice Borsa (Milan, Italian Stock Exchange)

MSCI	Morgan Stanley Capital International

OAO	Otkrytoe Aktsionernoe Obschestvo (Russian: Open Joint Stock Corporation)

RBOB	Reformulated Blendstock for Oxygenate Blending

SGX	Singapore Exchange

TOPIX	Tokyo Stock Price Index

TSE	Toronto Stock Exchange

WTI	West Texas Intermediate

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica AQR Managed Futures Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
VALUATION SUMMARY: э

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Investment Companies	$232,639	$—	$—	$232,639

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Total at
Other Financial Instruments ₣	Prices	Inputs	Inputs	04/30/2011

Total Return Swaps — Appreciation	$—	$506	$—	$506
Total Return Swaps — Depreciation	—	(58)	—	(58)
Futures Contracts — Appreciation	9,736	—	—	9,736
Futures Contracts — Depreciation	(4,310)	—	—	(4,310)
Forward Foreign Currency Contracts — Appreciation	—	34,039	—	34,039
Forward Foreign Currency Contracts — Depreciation	—	(28,295)	—	(28,295)

Total	$5,426	$6,192	$—	$11,618

э	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Goldman Sachs Commodity Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)

	Principal	Value

REPURCHASE AGREEMENT - 91.1%
State Street Bank & Trust Co. 0.01% ▲, dated 04/29/2011, to be repurchased at $179,958 on 05/02/2011. Collateralized by U.S. Government Agency Obligations, 3.50% - 4.00%, due 05/01/2025 - 12/01/2025, with a total value of $183,931.	$179,958	$179,958

Total Repurchase Agreement (cost $179,958) #		179,958
Other Assets and Liabilities - Net		17,650

Net Assets		$197,608

TOTAL RETURN SWAPS ON INDICES: p

Pay/Receive on		# of						Upfront Premiums	Unrealized
Reference		Shares	Financing	Notional	Termination	Counter-	Market	Paid/	Appreciation
Index (A)	Index	/Units q	Rate (BP)	Amount	Date	party	Value	(Received)	(Depreciation)

Pay	DJ-UBS Commodity 3-Month Forward Excess Return	226	0.15	$39,627	09/14/2011	BAML	$39,627	$39,627	$—
							(39,627)	(39,627)	—
Pay	DJ-UBS Commodity 3-Month Forward Excess Return	85	0.32	31,973	09/14/2011	BAML	31,973	31,973	—
							(31,973)	(31,973)	—
Pay	DJ-UBS Commodity 6-Month Forward Excess Return	114	0.37	40,746	10/11/2011	UAG	40,746	40,746	—
							(40,746)	(40,746)	—
Pay	DJ-UBS Commodity 6-Month Forward Excess Return	135	0.37	48,276	10/11/2011	UAG	48,276	48,276	—
							(48,276)	(48,276)	—
Pay	Merrill Lynch Commodity Index eXtra GA6 Excess Return	10	0.40	2,245	09/14/2011	BAML	2,245	2,245	—
							(2,245)	(2,245)	—
Pay	Merrill Lynch Commodity Index eXtra GA6 Excess Return	163	0.40	36,090	09/14/2011	BAML	36,090	36,090	—
							(36,090)	(36,090)	—

							$—	$—	$—

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 04/29/2011.

#	Aggregate cost for federal income tax purposes is $179,958.

p	Cash in the amount of $11,070 has been segregated by the custodian as collateral for the benefit of the broker for open swap contacts.

(A)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

q	Unit amounts are not in thousands.
DEFINITIONS:

BP	Basis Point

BAML	Bank of America/Merrill Lynch

TOPIX	Tokyo Stock Price Index

UAG	UBS AG

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

Transamerica Goldman Sachs Commodity Strategy
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
VALUATION SUMMARY: '

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	04/30/2011

Repurchase Agreement	$—	$179,958	$—	$179,958

Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Total at
Other Financial Instruments ₣	Prices	Inputs	Inputs	04/30/2011

Total Return Swaps on Indices — Appreciation/Depreciation	$—	$—	$—	$—

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.

₣	Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
At April 30, 2011
(all amounts except share amounts in thousands)
(unaudited)

	Transamerica		Transamerica
	AQR Managed		Goldman Sachs
	Futures		Commodity
	Strategy		Strategy
Assets:
Investment securities, at value	$232,639		$—
Repurchase agreement, at value	—		179,958
Cash	970		—
Cash on deposit with custodian	3,800		11,070
Cash on deposit with broker	11,657		—
Receivables:
Investment securities sold	7,040		198,957
Shares of beneficial interest sold	—		29
Interest	31		—	(A)
Securities lending income (net)	—		7
Dividend reclaims	—		1
Variation margin	5,426		—
Prepaid expenses	—	(A)	1
Unrealized appreciation on swap agreements	506		—
Premium paid on swap agreements	—		198,957
Unrealized appreciation on forward foreign currency contracts	34,039		—

	$296,108		$588,980

Liabilities:
Foreign currency due to broker	2		—
Accounts payable and accrued liabilities:
Investment securities purchased	7,449		192,255
Shares of beneficial interest redeemed	815		—
Management and advisory fees	224		94
Transfer agent fees	2		1
Custody fees	25		5
Administration fees	4		3
Audit and tax fees	12		5
Interest payable	—		46
Other	4		6
Unrealized depreciation on swap agreements	58		—
Premium received on swap agreements	—		198,957
Unrealized depreciation on forward foreign currency contracts	28,295		—

	36,890		391,372

Net assets	$259,218		$197,608

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$249,105		$162,953
Undistributed (accumulated) net investment income (loss)	(3,009)		(482)
Undistributed (accumulated) net realized gain (loss) from investments	1,506		35,137
Net unrealized appreciation (depreciation) on:
Futures contracts	5,426		—
Swap agreements	448		—
Translation of assets and liabilities denominated in foreign currencies	5,742		—

Net assets	$259,218		$197,608

Shares outstanding	24,986		15,768

Net asset value and offering price per share	$10.37		$12.53

Investment securities, at cost	$232,639		$—

Repurchase agreement, at cost	$—		$179,958

Foreign currency, at cost	$—		$—

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

CONSOLIDATED STATEMENTS OF OPERATIONS
For the period ended April 30, 2011
(all amounts in thousands)
(unaudited)

		Transamerica
	Transamerica	Goldman Sachs
	AQR Managed	Commodity
	Futures Strategy	Strategy
Investment income:
Dividend income	$1	$4
Withholding taxes on foreign income	—	(5)
Interest income	206	96
Securities lending income (net)	—	11

	207	106

Expenses:
Management and advisory	1,417	514
Transfer agent	10	6
Printing and shareholder reports	9	8
Custody	107	23
Administration	26	17
Legal	9	6
Audit and tax	6	5
Trustees	2	1
Registration	5	1
Other	16	7

Total expenses	1,607	588

Net expenses	1,607	588

Net investment loss	(1,400)	(482)

Net realized gain (loss) on transactions from:
Futures contracts	2,604	—
Swap agreements	757	35,138
Foreign currency transactions	(205)	(2)

	3,156	35,136

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	—	(2)
Futures contracts	2,186	—
Swap agreements	98	—
Translation of assets and liabilities denominated in foreign currencies	5,676	—

Change in unrealized appreciation (depreciation)	7,960	(2)

Net realized and unrealized gain	11,116	35,134

Net increase in net assets resulting from operations	$9,716	$34,652

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the periods or years ended:
(all amounts in thousands)

	Transamerica AQR Managed		Transamerica Goldman Sachs
	Futures Strategy		Commodity Strategy
	April 30, 2011	October 31,	April 30, 2011
	(unaudited)	2010(A)	(unaudited)	October 31, 2010
From operations:
Net investment income (loss)	$(1,400)	$(242)	$(482)	$535
Net realized gain (loss)(B)	3,156	1,313	35,136	16,995
Change in unrealized appreciation (depreciation)(C)	7,960	3,656	(2)	(1,680)

Net increase in net assets resulting from operations	9,716	4,727	34,652	15,850

Distributions to shareholders:
From net investment income	(2,619)	—	(7,529)	(634)
From net realized gains	(1,711)	—	(6,295)	—

Total distributions to shareholders	(4,330)	—	(13,824)	(634)

Capital share transactions:
Proceeds from shares sold	16,963	253,160	16,061	40,919
Dividends and distributions reinvested	4,330	—	13,824	634
Cost of shares redeemed	(25,348)	—	(81)	(31,135)

Net increase (decrease) in net assets resulting from capital shares transactions	(4,055)	253,160	29,804	10,418

Net increase in net assets	1,331	257,887	50,632	25,634

Net assets:
Beginning of period/year	257,887	—	146,976	121,342

End of period/year	$259,218	$257,887	$197,608	$146,976

Undistributed (accumulated) net investment income (loss)	$(3,009)	$1,010	$(482)	$7,529

Share activity:
Shares issued	1,675	25,388	1,403	3,820
Shares issued-reinvested from distributions	432	—	1,290	61
Shares redeemed	(2,509)	—	(7)	(2,893)

Net increase (decrease) in shares outstanding	(402)	25,388	2,686	988

(A)	Commenced operations on September 30, 2010.

(B)	Net realized gain (loss) includes all items listed in the Statement of Operations.

(C)	Change in unrealized appreciation (depreciation) includes all items listed in the Statement of Operations.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS
For the periods and years ended:

	Transamerica AQR Managed
	Futures Strategy
	April 30, 2011		October 31,
For a share outstanding throughout each period	(unaudited)		2010(A)
Net asset value
Beginning of period/year	$10.16		$10.00

Investment operations
Net investment loss(B)	(0.05)		(0.01)
Net realized and unrealized gain on investments	0.43		0.17

Total from investment operations	0.38		0.16

Distributions
Net investment income	(0.10)		—
Net realized gains on investments	(0.07)		—

Total distributions	(0.17)		—

Net asset value
End of period/year	$10.37		$10.16

Total return(C)	3.79	% (D)	1.60	% (D)

Net assets end of period/year (000’s)	$259,218		$257,887

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	1.24	% (E)	1.38	% (E)
Before reimbursement/recapture	1.24	% (E)	1.38	% (E)
Net investment loss, to average net assets	(1.08	%) (E)	(1.22	%) (E)
Portfolio turnover rate	—	% (D)	—	% (D)

Transamerica Goldman Sachs Commodity Strategy
April 30, 2011	October 31,
For a share outstanding throughout each period	(unaudited)	October 31, 2010	October 31, 2009	October 31, 2008	2007(F)
Net asset value
Beginning of period/year	$11.24	$10.03	$8.11	$14.11	$10.00

Investment operations
Net investment income (loss)(B)	(0.03)	0.04	0.05	0.03	0.04
Net realized and unrealized gain (loss) on investments	2.36	1.22	1.91	(5.85)	4.07

Total from investment operations	2.33	1.26	1.96	(5.82)	4.11

Distributions
Net investment income	(0.57)	(0.05)	(0.04)	(0.03)	—
Net realized gains on investments	(0.47)	—	—	(G)	(0.15)	—

Total distributions	(1.04)	(0.05)	(0.04)	(0.18)	—

Net asset value
End of period/year	$12.53	$11.24	$10.03	$8.11	$14.11

Total return(C)	22.30	% (D)	12.61%	24.41%	(41.77%)	41.10	% (D)

Net assets end of period/year (000’s)	$197,608	$146,976	$121,342	$87,252	$156,779

Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.69	% (E)	0.86%	0.89%	0.86%	0.89	% (E)
Before reimbursement/recapture	0.69	% (E)	0.86%	0.89%	0.86%	0.89	% (E)
Net investment income (loss), to average net assets	(0.44	%) (E)	0.38%	0.63%	0.21%	0.39	% (E)
Portfolio turnover rate	—	% (D)	112	% (H)	5%	4%	7	% (D)

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

FINANCIAL HIGHLIGHTS
For the periods and years ended:

(A)	Commenced operations on September 30, 2010.

(B)	Calculated based on average number of shares outstanding.

(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

(D)	Not annualized.

(E)	Annualized.

(F)	Commenced operations on January 3, 2007.

(G)	Rounds to less than $0.01 or $(0.01).

(H)	Increase in Portfolio Turnover was triggered by a change in the fund’s objectives.
Note: Prior to November 1, 2009, all of the Financial Highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective December 15, 2010, Transamerica AllianceBernstein International Value changed its name to Transamerica Hansberger International Value. Effective January 6, 2011, Transamerica BNY Mellon Market Neutral Strategy changed its name to Transamerica JPMorgan Long/Short Strategy. Transamerica BlackRock Global Allocation, Transamerica BlackRock Large Cap Value, Transamerica Clarion Global Real Estate Securities, Transamerica Federated Market Opportunity, Transamerica First Quadrant Global Macro, Transamerica Hansberger International Value, Transamerica Jennison Growth, Transamerica JPMorgan Core Bond, Transamerica JPMorgan International Bond, Transamerica JPMorgan Long/Short Strategy, Transamerica JPMorgan Mid Cap Value, Transamerica Loomis Sayles Bond, Transamerica MFS International Equity, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth, Transamerica Morgan Stanley Small Company Growth, Transamerica Neuberger Berman International, Transamerica Oppenheimer Developing Markets, Transamerica Oppenheimer Small- & Mid-Cap Value, Transamerica PIMCO Real Return TIPS, Transamerica PIMCO Total Return, Transamerica Schroders International Small Cap, Transamerica Third Avenue Value, Transamerica Thornburg International Value, Transamerica UBS Large Cap Value, Transamerica WMC Emerging Markets, Transamerica AQR Managed Futures Strategy, and Transamerica Goldman Sachs Commodity Strategy (each a “Fund”; collectively, the “Funds”) are part of Transamerica Funds.
Transamerica Clarion Global Real Estates Securities, Transamerica First Quadrant Global Macro, Transamerica JPMorgan International Bond, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica PIMCO Real Return TIPS, Transamerica Third Avenue Value, Transamerica AQR Managed Futures Strategy, and Transamerica Goldman Sachs Commodity Strategy are “non-diversified” under the 1940 Act.
This report should be read in conjunction with the Funds’ current prospectuses, which contains more complete information about the Funds, including investment objectives and strategies.
In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.
Repurchase agreements: Securities purchased subject to repurchase agreements are held at the Funds’ custodian and, pursuant to the terms of the repurchase agreements, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities are translated at the exchange rates in effect when the investment was acquired. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Foreign capital gains taxes: The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Forward foreign currency contracts: The Funds are subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.
Open forward foreign currency contracts at April 30, 2011 are listed in the Schedules of Investments.
Option and swaption contracts: The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into option contracts to manage exposure to various market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms.
The Funds write call and put options on futures, swaps (“swaptions” ), securities or currencies they own or in which they may invest. When a Fund writes a covered call or put option/swaption, an amount equal to the premium received by a Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.
Funds purchase put and call options on foreign or U.S. securities, indices, futures, swaps (“swaptions”), and commodities. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, swaps, security, commodity, or currency transaction to determine the realized gain or loss. Realized gains or losses are reflected in the realized gains or losses of investment securities on the Statements of Operations.
The underlying face amounts of open option and swaption contracts at April 30, 2011 are listed in the Schedules of Investments.
Transactions in written options were as follows:

		Notional
Transamerica BlackRock Global Allocation	Premium	Amount
Balance at October 31, 2010	$355	$147
Sales	760	505
Closing Buys	(199)	(110)
Expirations	(62)	(40)
Exercised	(114)	(23)

Balance at April 30, 2011	$740	$479

		Notional
Transamerica First Quadrant Global Macro	Premium	Amount
Balance at October 31, 2010	$427	$37
Sales	6,843	365
Closing Buys	(6,183)	(325)
Expirations	(7)	(15)
Exercised	—	—

Balance at April 30, 2011	$1,080	$62

		Notional
Transamerica PIMCO Real Return TIPS	Premium	Amount
Balance at October 31, 2010	$66	$266
Sales	447	1,674
Closing Buys	(288)	(1,219)
Expirations	(90)	(317)
Exercised	—	—

Balance at April 30, 2011	$135	$404

		Notional
Transamerica PIMCO Total Return	Premium	Amount
Balance at October 31, 2010	$19	$66
Sales	287	952
Closing Buys	(7)	(33)
Expirations	(13)	(35)
Exercised	—	—

Balance at April 30, 2011	$286	$950

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Transactions in written swaptions were as follows:

		Notional
Transamerica PIMCO Real Return TIPS	Premium	Amount
Balance at October 31, 2010	$2,242	$346,400
Sales	395	161,300
Closing Buys	(245)	(59,700)
Expirations	(480)	(157,900)
Exercised	—	—

Balance at April 30, 2011	$1,912	$290,100

		Notional
Transamerica PIMCO Total Return	Premium	Amount
Balance at October 31, 2010	$1,452	$219,300
Sales	149	37,100
Closing Buys	(31)	(4,300)
Expirations	(784)	(143,300)
Exercised	—	—

Balance at April 30, 2011	$786	$108,800
Futures contracts: The Funds are subject to equity price risk, interest rate risk, foreign currency exchange rate risk, and commodity risk in the normal course of pursuing their investment objectives. Funds use futures contracts to gain exposure or to hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.
Subsequent payments (variation margin) are paid or received by the Funds each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
The open futures contracts at April 30, 2011 are listed in the Schedules of Investments. The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities.
Swap agreements: Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Certain Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage exposure to credit, currency interest rate risk, and commodity risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:
Credit default swap agreements: The Funds are subject to credit risk in the normal course of pursuing their investment objectives. The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).
Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Certain Funds sell credit default swaps which expose them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps are disclosed in the Schedules of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedules of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered and the Funds would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.
Interest rate swap agreements: The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. To help hedge against this risk, the Funds enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds with interest rate swap agreements can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.
Total return swap agreements: The Funds are subject to commodity, equity, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing their investment objectives. The value of commodity-linked investments held by a Fund can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers which subjects a Fund’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments where by cash flows are exchanged based on the price of a commodity and in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, commodity, or bond, and in return receives a regular stream of payments.
Reverse repurchase agreements: The Funds enter into reverse repurchase agreements in which the Funds sell portfolio securities and agree to repurchase them from the buyer at a specified date and price. Pursuant to the terms of the reverse repurchase agreements, the Funds’ custodian must segregate assets with an aggregate market value greater than or equal to 100% of the resale price. Securities sold under reverse repurchase agreements are shown in the Schedules of Investments and reflected as a liability on the Statements of Assets and Liabilities.
Transamerica PIMCO Real Return TIPS did not enter into reverse repurchase agreements until the last month of the period ending April 30, 2011. The average reverse repurchase agreement for the time noted above was approximately $5,441, with an average yield of 0.19%.
Short sales: A short sale is a transaction in which a Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to the asset coverage requirements of the 1940 Act.
Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.
The Funds investing in short sales are liable for any dividends payable on securities while those securities are in a short position and also bear other costs, such as charges for the prime brokerage accounts, in connection with its short positions. These costs are reported as broker expense on securities sold short in the Statements of Operations.
Loan participations/assignments: Participations/assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan participations/assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
The Funds may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Funds that participate in such syndications, or can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, the portfolios have direct recourse against the corporate borrowers, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.
The Funds held no unsecured loan participations at April 30, 2011.
Structured notes: Certain Funds invest in structured notes. A structured debt instrument is a hybrid debt security that has an embedded derivative. This type of instrument is used to manage cash flows from the debt security. All structured notes are listed within the Schedules of Investments.
To be announced (“TBA”) purchase commitments: TBA purchase commitments are entered into to purchase securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.
Treasury inflation-protected securities (“TIPS”):The Funds may invest in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.
Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.
The restricted and illiquid securities at April 30, 2011 are listed in the Schedules of Investments.
Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of the Funds’ securities exposes the Funds to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Funds seek to increase their net investment income through the receipt of interest (after rebates and fees).
Such income is reflected separately on the Statements of Operations. The value of loaned securities and related collateral outstanding at April 30, 2011 are shown in the Schedules of Investments and the Statements of Assets and Liabilities.
Income from loaned securities on the Statements of Operations is net of fees earned by the lending agent for its services.
Cash overdrafts: Throughout the period, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts at a rate based on the federal funds rate.
Real estate investment trusts (“REITs”): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
Commission recapture: The sub-advisers of certain Funds, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Funds with broker/dealers with which Transamerica Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica Funds, or by any other party.
Commissions recaptured for the period ended April 30, 2011, are included in net realized gain (loss) in the Statements of Operations and are summarized as follows:

Fund	Commissions
Transamerica Clarion Global Real Estate Securities	$17
Transamerica Federated Market Opportunity	27
Transamerica Hansberger International Value	2
Transamerica Jennison Growth	82
Transamerica JPMorgan Mid Cap Value	2
Transamerica Morgan Stanley Mid-Cap Growth	17
Transamerica Morgan Stanley Small Company Growth	14
Transamerica Neuberger Berman International	—	(a)
Transamerica Thornburg International Value	3
Transamerica UBS Large Cap Value	146
Transamerica WMC Emerging Markets	3

(a)	Rounds to less than $1.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend dates or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to REITs is recorded at the amount of distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend dates and are determined in accordance with federal income tax regulations which may differ from GAAP.
Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.
NOTE 2. SECURITY VALUATIONS
All investments in securities are recorded at their estimated fair value. The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.
Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Foreign securities, in which their primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship. Such valuations generally are categorized in Level 2.
Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Investment company securities: Securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying portfolios and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.
Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.
Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.
Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.
U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Funds’ Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.
Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Funds’ Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When a Fund uses fair valuation methods that use significant unobservable inputs to determine a security’s value, the Valuation Committee will use another method that is believed to accurately reflect fair market value and are categorized as Level 3 of the fair value hierarchy.
The hierarchy classification of inputs used to value the Funds’ investments at April 30, 2011 are disclosed in the Valuation Summary of each Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.
There were no significant transfers between Level 1 and Level 2 during the period ended April 30, 2011.
For assets and liabilities for which significant unobservable inputs (Level 3) were used, there is a reconciliation of the beginning to the ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of each respective Fund’s Schedule of Investments.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 3. RELATED PARTY TRANSACTIONS
TAM, the Funds’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrators and transfer agent. Transamerica Capital, Inc. (“TCI”) is the funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Funds are also officers and/or directors of TAM, TFS, and TCI.
The following schedule reflects the percentage of the Funds’ assets owned by affiliated investment companies at April 30, 2011:

	Market	% of Net
Transamerica BlackRock Global Allocation	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$23,805	4.52%
Transamerica Asset Allocation-Growth Portfolio	26,414	5.02
Transamerica Asset Allocation-Moderate Portfolio	49,060	9.32
Transamerica Asset Allocation-Moderate Growth Portfolio	80,748	15.34
Transamerica Multi-Manager Alternative Strategies Portfolio	37,956	7.21
Transamerica Multi-Manager International Portfolio	16,371	3.11
Transamerica Asset Allocation-Conservative VP	17,905	3.40
Transamerica Asset Allocation-Growth VP	33,497	6.36
Transamerica Asset Allocation-Moderate Growth VP	154,505	29.35
Transamerica Asset Allocation-Moderate VP	61,240	11.63

Total	$501,501	95.26%

	Market	% of Net
Transamerica BlackRock Large Cap Value	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$52,434	7.86%
Transamerica Asset Allocation-Growth Portfolio	195,582	29.33
Transamerica Asset Allocation-Moderate Portfolio	128,402	19.26
Transamerica Asset Allocation-Moderate Growth Portfolio	278,704	41.80

Total	$655,122	98.25%

	Market	% of Net
Transamerica Clarion Global Real Estate Securities	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$1,027	0.36%
Transamerica Asset Allocation-Growth Portfolio	76,090	26.73
Transamerica Asset Allocation-Moderate Portfolio	47,197	16.58
Transamerica Asset Allocation-Moderate Growth Portfolio	106,631	37.45
Transamerica Multi-Manager Alternative Strategies Portfolio	28,944	10.17
Transamerica Multi-Manager International Portfolio	13,934	4.89

Total	$273,823	96.18%

	Market	% of Net
Transamerica Federated Market Opportunity	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$3,580	6.67%
Transamerica Asset Allocation-Growth Portfolio	137	0.26
Transamerica Asset Allocation-Moderate Portfolio	13,369	24.92
Transamerica Asset Allocation-Moderate Growth Portfolio	903	1.68
Transamerica Multi-Manager Alternative Strategies Portfolio	34,134	63.64

Total	$52,123	97.17%

	Market	% of Net
Transamerica First Quadrant Global Macro	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$12,146	8.34%
Transamerica Asset Allocation-Growth Portfolio	15,329	10.53
Transamerica Asset Allocation-Moderate Portfolio	21,053	14.46
Transamerica Asset Allocation-Moderate Growth Portfolio	35,463	24.35
Transamerica Multi-Manager Alternative Strategies Portfolio	51,175	35.14
Transamerica Asset Allocation-Growth VP	10,468	7.19

Total	$145,634	100.01%

	Market	% of Net
Transamerica Hansberger International Value	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$4,670	1.65%
Transamerica Asset Allocation-Growth Portfolio	36,287	12.83
Transamerica Asset Allocation-Moderate Portfolio	17,665	6.25
Transamerica Asset Allocation-Moderate Growth Portfolio	51,847	18.33
Transamerica Multi-Manager International Portfolio	34,046	12.04
Transamerica Asset Allocation-Conservative VP	3,105	1.10
Transamerica Asset Allocation-Growth VP	15,414	5.45
Transamerica Asset Allocation-Moderate Growth VP	55,080	19.48
Transamerica Asset Allocation-Moderate VP	33,641	11.89
Transamerica International Moderate Growth VP	28,024	9.91

Total	$279,779	98.93%

	Market	% of Net
Transamerica Jennison Growth	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$74,091	8.82%
Transamerica Asset Allocation-Growth Portfolio	273,434	32.53
Transamerica Asset Allocation-Moderate Portfolio	175,717	20.91
Transamerica Asset Allocation-Moderate Growth Portfolio	297,375	35.38
Transamerica Asset Allocation-Conservative VP	97	0.01
Transamerica Asset Allocation-Growth VP	5,668	0.67
Transamerica Asset Allocation-Moderate Growth VP	228	0.03
Transamerica Asset Allocation-Moderate VP	157	0.02

Total	$826,767	98.37%

	Market	% of Net
Transamerica JPMorgan Core Bond	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$80,981	7.12%
Transamerica Asset Allocation-Moderate Portfolio	53,471	4.70
Transamerica Asset Allocation-Moderate Growth Portfolio	36,799	3.24
Transamerica Asset Allocation-Conservative VP	245,884	21.63
Transamerica Asset Allocation-Moderate Growth VP	305,083	26.83
Transamerica Asset Allocation-Moderate VP	359,121	31.59
Transamerica International Moderate Growth VP	46,954	4.13

Total	$1,128,293	99.24%

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 3. (continued)

	Market	% of Net
Transamerica JPMorgan International Bond	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$8,048	2.18%
Transamerica Asset Allocation-Moderate Portfolio	28,307	7.66
Transamerica Asset Allocation-Moderate Growth Portfolio	66,265	17.93
Transamerica Asset Allocation-Conservative VP	23,587	6.38
Transamerica Asset Allocation-Moderate Growth VP	175,288	47.42
Transamerica Asset Allocation-Moderate VP	66,986	18.12

Total	$368,481	99.69%

	Market	% of Net
Transamerica JPMorgan Long/Short Strategy	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$10,277	8.74%
Transamerica Asset Allocation-Growth Portfolio	9,410	8.00
Transamerica Asset Allocation-Moderate Portfolio	16,712	14.21
Transamerica Asset Allocation-Moderate Growth Portfolio	23,634	20.09
Transamerica Multi-Manager Alternative Strategies Portfolio	51,438	43.73
Transamerica Asset Allocation-Growth VP	6,023	5.12

Total	$117,494	99.89%

	Market	% of Net
Transamerica JPMorgan Mid Cap Value	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$12,856	6.78%
Transamerica Asset Allocation-Growth Portfolio	41,002	21.62
Transamerica Asset Allocation-Moderate Portfolio	47,038	24.81
Transamerica Asset Allocation-Moderate Growth Portfolio	88,807	46.83

Total	$189,703	100.04%

	Market	% of Net
Transamerica Loomis Sayles Bond	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$86,027	14.56%
Transamerica Asset Allocation-Moderate Portfolio	150,442	25.46
Transamerica Asset Allocation-Moderate Growth Portfolio	75,251	12.73
Transamerica Multi-Manager Alternative Strategies Portfolio	46,079	7.80
Transamerica Asset Allocation-Conservative VP	32,500	5.50
Transamerica Asset Allocation-Moderate Growth VP	51,796	8.77
Transamerica Asset Allocation-Moderate VP	92,731	15.69

Total	$534,826	90.51%

	Market	% of Net
Transamerica MFS International Equity	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$15,607	2.57%
Transamerica Asset Allocation-Growth Portfolio	35,979	5.93
Transamerica Asset Allocation-Moderate Portfolio	43,567	7.18
Transamerica Asset Allocation-Moderate Growth Portfolio	62,952	10.37
Transamerica Multi-Manager International Portfolio	61,816	10.18
Transamerica Asset Allocation-Conservative VP	27,180	4.48
Transamerica Asset Allocation-Growth VP	26,664	4.39
Transamerica Asset Allocation-Moderate Growth VP	128,055	21.09
Transamerica Asset Allocation-Moderate VP	105,821	17.43
Transamerica International Moderate Growth VP	93,991	15.48

Total	$601,632	99.10%

	Market	% of Net
Transamerica Morgan Stanley Emerging Markets Debt	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$33,016	11.18%
Transamerica Asset Allocation-Moderate Portfolio	48,111	16.29
Transamerica Asset Allocation-Moderate Growth Portfolio	47,991	16.25
Transamerica Multi-Manager Alternative Strategies Portfolio	2,249	0.76
Transamerica Asset Allocation-Conservative VP	30,193	10.23
Transamerica Asset Allocation-Moderate Growth VP	67,617	22.90
Transamerica Asset Allocation-Moderate VP	63,203	21.41

Total	$292,380	99.02%

	Market	% of Net
Transamerica Morgan Stanley Mid-Cap Growth	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$14,134	3.93%
Transamerica Asset Allocation-Growth Portfolio	46,894	13.03
Transamerica Asset Allocation-Moderate Portfolio	37,969	10.55
Transamerica Asset Allocation-Moderate Growth Portfolio	70,042	19.46
Transamerica Asset Allocation-Conservative VP	5,485	1.52
Transamerica Asset Allocation-Growth VP	25,733	7.15
Transamerica Asset Allocation-Moderate Growth VP	124,594	34.61
Transamerica Asset Allocation-Moderate VP	33,355	9.26

Total	$358,206	99.51%

	Market	% of Net
Transamerica Morgan Stanley Small Company Growth	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$10,242	4.47%
Transamerica Asset Allocation-Growth Portfolio	31,049	13.56
Transamerica Asset Allocation-Moderate Portfolio	19,111	8.34
Transamerica Asset Allocation-Moderate Growth Portfolio	31,122	13.59
Transamerica Asset Allocation-Conservative VP	13,395	5.85
Transamerica Asset Allocation-Growth VP	19,234	8.40
Transamerica Asset Allocation-Moderate Growth VP	64,455	28.14
Transamerica Asset Allocation-Moderate VP	38,104	16.64

Total	$226,712	98.99%

	Market	% of Net
Transamerica Neuberger Berman International	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$12,914	1.95%
Transamerica Asset Allocation-Growth Portfolio	85,009	12.82
Transamerica Asset Allocation-Moderate Portfolio	38,740	5.84
Transamerica Asset Allocation-Moderate Growth Portfolio	128,804	19.42
Transamerica Multi-Manager International Portfolio	41,058	6.19
Transamerica Asset Allocation-Conservative VP	20,587	3.10
Transamerica Asset Allocation-Growth VP	49,004	7.39
Transamerica Asset Allocation-Moderate Growth VP	162,248	24.47
Transamerica Asset Allocation-Moderate VP	68,833	10.38
Transamerica International Moderate Growth VP	52,272	7.88

Total	$659,469	99.44%

	Market	% of Net
Transamerica Oppenheimer Developing Markets	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$14,775	2.26%
Transamerica Asset Allocation-Growth Portfolio	91,846	14.03
Transamerica Asset Allocation-Moderate Portfolio	37,767	5.77
Transamerica Asset Allocation-Moderate Growth Portfolio	133,775	20.43
Transamerica Multi-Manager International Portfolio	47,474	7.25
Transamerica Asset Allocation-Conservative VP	15,424	2.35
Transamerica Asset Allocation-Growth VP	59,730	9.12
Transamerica Asset Allocation-Moderate Growth VP	183,596	28.04
Transamerica Asset Allocation-Moderate VP	67,057	10.24

Total	$651,444	99.49%

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 3. (continued)

	Market	% of Net
Transamerica Oppenheimer Small- & Mid-Cap Value	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$12,457	3.49%
Transamerica Asset Allocation-Growth Portfolio	44,312	12.41
Transamerica Asset Allocation-Moderate Portfolio	37,686	10.55
Transamerica Asset Allocation-Moderate Growth Portfolio	69,202	19.38
Transamerica Asset Allocation-Conservative VP	10,519	2.95
Transamerica Asset Allocation-Growth VP	28,099	7.87
Transamerica Asset Allocation-Moderate Growth VP	109,133	30.56
Transamerica Asset Allocation-Moderate VP	44,172	12.37

Total	$355,580	99.58%

	Market	% of Net
Transamerica PIMCO Real Return TIPS	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$87,910	10.12%
Transamerica Asset Allocation-Moderate Portfolio	113,355	13.06
Transamerica Asset Allocation-Moderate Growth Portfolio	39,233	4.52
Transamerica Multi-Manager Alternative Strategies Portfolio	16,935	1.95
Transamerica Asset Allocation-Conservative VP	137,496	15.84
Transamerica Asset Allocation-Moderate Growth VP	148,352	17.09
Transamerica Asset Allocation-Moderate VP	269,136	31.00
Transamerica International Moderate Growth VP	10,896	1.25

Total	$823,313	94.83%

	Market	% of Net
Transamerica PIMCO Total Return	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$181,357	30.04%
Transamerica Asset Allocation-Moderate Portfolio	242,254	40.12
Transamerica Asset Allocation-Moderate Growth Portfolio	164,299	27.21

Total	$587,910	97.37%

	Market	% of Net
Transamerica Schroders International Small Cap	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$20,096	3.17%
Transamerica Asset Allocation-Growth Portfolio	80,002	12.62
Transamerica Asset Allocation-Moderate Portfolio	53,645	8.46
Transamerica Asset Allocation-Moderate Growth Portfolio	93,674	14.78
Transamerica Multi-Manager International Portfolio	48,782	7.70
Transamerica Asset Allocation-Conservative VP	17,275	2.73
Transamerica Asset Allocation-Growth VP	48,584	7.67
Transamerica Asset Allocation-Moderate Growth VP	162,054	25.57
Transamerica Asset Allocation-Moderate VP	53,830	8.49
Transamerica International Moderate Growth VP	51,596	8.14

Total	$629,538	99.33%

	Market	% of Net
Transamerica Third Avenue Value	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$22,839	5.22%
Transamerica Asset Allocation-Growth Portfolio	59,211	13.53
Transamerica Asset Allocation-Moderate Portfolio	48,718	11.13
Transamerica Asset Allocation-Moderate Growth Portfolio	100,340	22.93
Transamerica Asset Allocation-Conservative VP	15,077	3.44
Transamerica Asset Allocation-Growth VP	38,009	8.69
Transamerica Asset Allocation-Moderate Growth VP	109,399	25.00
Transamerica Asset Allocation-Moderate VP	41,159	9.40

Total	$434,752	99.34%

	Market	% of Net
Transamerica Thornburg International Value	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$22,743	2.75%
Transamerica Asset Allocation-Growth Portfolio	63,954	7.74
Transamerica Asset Allocation-Moderate Portfolio	46,921	5.68
Transamerica Asset Allocation-Moderate Growth Portfolio	107,999	13.08
Transamerica Multi-Manager International Portfolio	68,444	8.29
Transamerica Asset Allocation-Conservative VP	28,453	3.45
Transamerica Asset Allocation-Growth VP	46,244	5.60
Transamerica Asset Allocation-Moderate Growth VP	272,065	32.94
Transamerica Asset Allocation-Moderate VP	124,077	15.03
Transamerica International Moderate Growth VP	38,982	4.72

Total	$819,882	99.28%

	Market	% of Net
Transamerica UBS Large Cap Value	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$25,534	3.64%
Transamerica Asset Allocation-Growth Portfolio	94,233	13.42
Transamerica Asset Allocation-Moderate Portfolio	62,812	8.95
Transamerica Asset Allocation-Moderate Growth Portfolio	135,337	19.27
Transamerica Asset Allocation-Conservative VP	33,395	4.76
Transamerica Asset Allocation-Growth VP	59,927	8.53
Transamerica Asset Allocation-Moderate Growth VP	190,647	27.15
Transamerica Asset Allocation-Moderate VP	93,554	13.32

Total	$695,439	99.04%

	Market	% of Net
Transamerica WMC Emerging Markets	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$6,978	1.52%
Transamerica Asset Allocation-Growth Portfolio	8,848	1.92
Transamerica Asset Allocation-Moderate Portfolio	21,813	4.74
Transamerica Asset Allocation-Moderate Growth Portfolio	50,254	10.92
Transamerica Multi-Manager International Portfolio	33,621	7.31
Transamerica Asset Allocation-Conservative VP	12,451	2.71
Transamerica Asset Allocation-Growth VP	14,466	3.14
Transamerica Asset Allocation-Moderate Growth VP	80,643	17.53
Transamerica Asset Allocation-Moderate VP	40,958	8.90

Total	$270,032	58.69%

	Market	% of Net
Transamerica AQR Managed Futures Strategy	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$28,574	11.02%
Transamerica Asset Allocation-Growth Portfolio	15,655	6.04
Transamerica Asset Allocation-Moderate Portfolio	69,605	26.85
Transamerica Asset Allocation-Moderate Growth Portfolio	100,036	38.59
Transamerica Multi-Manager Alternative Strategies Portfolio	45,240	17.45

Total	$259,110	99.95%

	Market	% of Net
Transamerica Goldman Sachs Commodity Strategy	Value	Assets
Transamerica Asset Allocation-Conservative Portfolio	$15,694	7.94%
Transamerica Asset Allocation-Growth Portfolio	774	0.39
Transamerica Asset Allocation-Moderate Portfolio	41,618	21.06
Transamerica Asset Allocation-Moderate Growth Portfolio	81,992	41.49
Transamerica Multi-Manager Alternative Strategies Portfolio	39,966	20.22
Transamerica Asset Allocation-Growth VP	14,848	7.52

Total	$194,892	98.62%

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 3. (continued)
Investment advisory fees: The Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Transamerica BlackRock Global Allocation
First $100 million	0.80%
Over $100 million	0.72%
Transamerica BlackRock Large Cap Value
First $250 million	0.80%
Over $250 million up to $750 million	0.775%
Over $750 million up to $1 billion	0.75%
Over $1 billion up to $2 billion	0.65%
Over $2 billion	0.625%
Transamerica Clarion Global Real Estate Securities
First $250 million	0.80%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.70%
Over $1 billion	0.65%
Transamerica Federated Market Opportunity
First $30 million	0.85%
Over $30 million up to $50 million	0.80%
Over $50 million up to $500 million	0.70%
Over $500 million up to $750 million	0.675%
Over $750 million	0.65%
Transamerica First Quadrant Global Macro
First $150 million	1.40%
Over $150 million up to $300 million	1.30%
Over $300 million	1.20%
Transamerica Hansberger International Value
First $200 million	0.88%
Over $200 million up to $500 million	0.81%
Over $500 million	0.77%
Transamerica Jennison Growth
First $250 million	0.80%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.70%
Over $1 billion up to $1.5 billion	0.675%
Over $1.5 billion	0.65%
Transamerica JPMorgan Core Bond
First $750 million	0.45%
Over $750 million up to $1 billion	0.40%
Over $1 billion	0.375%
Transamerica JPMorgan International Bond
First $100 million	0.55%
Over $100 million up to $250 million	0.52%
Over $250 million up to $500 million	0.51%
Over $500 million up to $1 billion	0.50%
Over $1 billion	0.47%
Transamerica JPMorgan Long/Short Strategy (Effective January 6, 2011)
ANA	1.30%
Transamerica JPMorgan Long/Short Strategy (Prior to January 6, 2011)
ANA	1.40%
Transamerica JPMorgan Mid Cap Value
First $100 million	0.85%
Over $100 million	0.80%
Transamerica Loomis Sayles Bond
First $200 million	0.675%
Over $200 million up to $750 million	0.625%
Over $750 million	0.60%
Transamerica MFS International Equity
First $250 million	0.90%
Over $250 million up to $500 million	0.875%
Over $500 million up to $1 billion	0.85%
Over $1 billion	0.80%
Transamerica Morgan Stanley Emerging Markets Debt
First $250 million	0.95%
Over $250 million up to $500 million	0.85%
Over $500 million	0.80%
Transamerica Morgan Stanley Mid-Cap Growth
First $1 billion	0.80%
Over $1 billion	0.775%
Transamerica Morgan Stanley Small Company Growth
First $500 million	0.95%
Over $500 million	0.85%
Transamerica Neuberger Berman International
First $100 million	1.00%
Over $100 million	0.95%
Transamerica Oppenheimer Developing Markets
First $50 million	1.20%
Over $50 million up to $200 million	1.15%
Over $200 million up to $500 million	1.10%
Over $500 million	1.05%
Transamerica Oppenheimer Small- & Mid-Cap Value
First $100 million	0.95%
Over $100 million up to $250 million	0.90%
Over $250 million up to $500 million	0.85%
Over $500 million	0.825%
Transamerica PIMCO Real Return TIPS
First $250 million	0.70%
Over $250 million up to $750 million	0.65%
Over $750 million up to $1 billion	0.60%
Over $1 billion	0.55%
Transamerica PIMCO Total Return
First $250 million	0.675%
Over $250 million up to $750 million	0.65%
Over $750 million	0.60%
Transamerica Schroders International Small Cap
First $300 million	1.07%
Over $300 million	1.00%
Transamerica Third Avenue Value
ANA	0.80%
Transamerica Thornburg International Value
First $100 million	1.10%
Over $100 million up to $300 million	1.00%
Over $300 million	0.95%
Transamerica UBS Large Cap Value
First $200 million	0.82%
Over $200 million up to $400 million	0.76%
Over $400 million up to $750 million	0.74%
Over $750 billion up to $1 billion	0.71%
Over $1 billion up to $1.5 billion	0.67%
Over $1.5 billion	0.62%
Transamerica WMC Emerging Markets
First $300 million	1.15%
Over $300 million	1.10%
Transamerica AQR Managed Futures Strategy
First $500 million	1.10%
Over $500 million	1.05%
Transamerica Goldman Sachs Commodity Strategy
First $200 million	0.61%
Over $200 million up to $1 billion	0.59%
Over $1 billion	0.56%

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 3. (continued)
TAM has contractually agreed to waive its advisory fee and will reimburse each Fund to the extent that operating expenses, excluding distribution and service fees and extraordinary expenses, exceed the following stated annual limit:

Fund	Expense Limit
Transamerica BlackRock Global Allocation	1.00%
Transamerica BlackRock Large Cap Value	1.00
Transamerica Federated Market Opportunity	1.05
Transamerica First Quadrant Global Macro	1.65
Transamerica Hansberger International Value	1.13
Transamerica JPMorgan Core Bond	0.70
Transamerica JPMorgan International Bond	0.75
Transamerica JPMorgan Long/Short Strategy*	1.65
Transamerica JPMorgan Mid Cap Value	1.05
Transamerica Loomis Sayles Bond	0.88
Transamerica Morgan Stanley Emerging Markets Debt	1.15
Transamerica Morgan Stanley Mid-Cap Growth	1.00
Transamerica Morgan Stanley Small Company Growth	1.15
Transamerica Neuberger Berman International	1.25
Transamerica Oppenheimer Developing Markets	1.45
Transamerica Oppenheimer Small- & Mid-Cap Value	1.15
Transamerica Schroders International Small Cap	1.27
Transamerica Third Avenue Value	1.00
Transamerica Thornburg International Value	1.35
Transamerica UBS Large Cap Value	1.02
Transamerica WMC Emerging Markets	1.40
Transamerica AQR Managed Futures Strategy	1.45
Transamerica Goldman Sachs Commodity Strategy	1.00

*	Exclusive of dividends and interest on securities sold short.
Funds not listed in the above table did not have an expense limit.
If total Fund expenses, excluding certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Funds may be required to pay the adviser a portion or all of the reimbursed expenses.
Amounts recaptured by the adviser during the period ended April 30, 2011 were as follows:

Fund	Recaptured Amount
Transamerica WMC Emerging Markets	$99
There were no amounts available for recapture as of April 30, 2011.
Administrative services: The Funds have entered into an agreement with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.02% of ANA. The Legal fees on the Statements of Operations are fees paid to external legal counsel.
Transfer agent fees: Pursuant to a Transfer Agency Agreement, as amended, the Funds pay TFS a fee for providing transfer agency services. Amounts due and fees paid to TFS for the period ended April 30, 2011 are disclosed on the Statements of Assets and Liabilities and the Statement of Operations, respectively.
Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.
Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-advisers for the period ended April 30, 2011 were as follows:

Brokerage
Fund	Commissions
Transamerica Third Avenue Value	$4
Transamerica UBS Large Cap Value	4

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 4. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended April 30, 2011 were as follows:

			Proceeds from
	Purchases of		maturities and sales
	securities:		of securities:
Fund	Long-term	U.S. Government	Long-term	U.S. Government
Transamerica BlackRock Global Allocation	$87,845	$5,832	$81,221	$11,652
Transamerica BlackRock Large Cap Value	224,497	—	373,672	—
Transamerica Clarion Global Real Estate Securities	67,028	—	128,055	—
Transamerica Federated Market Opportunity	35,128	—	73,897	5,014
Transamerica First Quadrant Global Macro	—	—	—	—
Transamerica Hansberger International Value	321,541	—	353,812	—
Transamerica Jennison Growth	270,375	—	263,690	—
Transamerica JPMorgan Core Bond	135,041	45,872	69,807	95,743
Transamerica JPMorgan International Bond	84,838	—	163,690	—
Transamerica JPMorgan Long/Short Strategy	346,132	—	321,631	—
Transamerica JPMorgan Mid Cap Value	34,795	—	39,872	—
Transamerica Loomis Sayles Bond	99,395	22,471	93,701	45,984
Transamerica MFS International Equity	105,365	—	94,943	—
Transamerica Morgan Stanley Emerging Markets Debt	118,307	—	103,174	—
Transamerica Morgan Stanley Mid-Cap Growth	36,540	—	39,180	—
Transamerica Morgan Stanley Small Company Growth	30,313	—	34,038	—
Transamerica Neuberger Berman International	154,482	—	167,668	—
Transamerica Oppenheimer Developing Markets	138,235	—	144,932	—
Transamerica Oppenheimer Small- & Mid-Cap Value	164,664	—	174,721	—
Transamerica PIMCO Real Return TIPS	77,561	601,295	29,102	774,559
Transamerica PIMCO Total Return	554,340	29,994	386,412	177,093
Transamerica Schroders International Small Cap	138,595	—	143,866	—
Transamerica Third Avenue Value	5,553	—	49,193	—
Transamerica Thornburg International Value	126,554	—	157,919	—
Transamerica UBS Large Cap Value	240,846	—	788,733	—
Transamerica WMC Emerging Markets	350,515	—	320,965	—
Transamerica AQR Managed Futures Strategy	—	—	—	—
Transamerica Goldman Sachs Commodity Strategy	—	—	—	—
NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS
Transamerica BlackRock Global Allocation:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of futures contracts decreased throughout the period from nine contracts to six contracts. The volume of written option contracts increased throughout the period from 25 contracts to 45 contracts. The volume of purchased options and forward foreign currency contracts held throughout the period increased beginning at five and 29 contracts, respectively, and ending at 18 and 59 contracts, respectively. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011
Derivatives not accounted for as hedging instruments

	Foreign exchange	Equity
Location	contracts	Contracts	Total
Asset derivatives
Investment securities, at value	$—	$945	$945
Unrealized appreciation on futures contracts	—	112	112	*
Unrealized appreciation on forward foreign currency contracts	1,085	—	1,085
Liability derivatives
Written options and swaptions, at value	—	(901)	(901)
Unrealized depreciation on futures contracts	—	(453)	(453	)*
Unrealized depreciation on forward foreign currency contracts	(438)	—	(438)

Total	$647	$(297)	$350

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 5. (continued)
Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2011

	Foreign exchange	Equity
Location	contracts	contracts	Total
Realized Gain / (Loss) on derivatives recognized in income
Net realized (loss) on investment securities	$—	$(2)	$(2)
Net realized gain on written options and swpations		273	273
Net realized (loss) on futures contracts		689	689
Net realized (loss) on foreign currency transactions	1,172		1,172
Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on investment securities	—	213	213
Net increase (decrease) in unrealized appreciation (depreciation) on written options and swaptions	—	146	146
Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts	—	(581)	(581)
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	735	—	735

Total	$1,907	$738	$2,645

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Transamerica Federated Market Opportunity:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of purchased options and forward foreign currency contracts held throughout the period increased, beginning at 11 and 92 contracts, respectively, and ending at zero and 14 contracts, respectively. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011
Derivatives not accounted for as hedging instruments

Foreign exchange
Location	contracts
Asset derivatives
Unrealized appreciation on forward foreign currency contracts	$157
Liability derivatives
Unrealized depreciation on forward foreign currency contracts	(186)

Total	$(29)

Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2011

	Foreign exchange	Equity
Location	contracts	contracts	Total
Realized Gain / (Loss) on derivatives recognized in income
Net realized (loss) on investment securities	$—	$(6,968)	$(6,968)
Net realized (loss) on foreign currency transactions	(584)	—	(584)
Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on investment securities	—	3,155	3,155
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	684	—	684

Total	$100	$(3,813)	$(3,713)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 5. (continued)
Transamerica First Quadrant Global Macro:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of futures contracts and written options contracts held at the end of the period is indicative of the volume held throughout the period. The volume of purchased options and forward currency contracts held throughout the period increased beginning at four and 143 contracts, respectively, and ending at seven and 145 contracts, respectively. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011
Derivatives not accounted for as hedging instruments

	Interest rates	Foreign exchange	Equity
Location	contracts	contracts	contracts	Total
Asset derivatives
Investment securities, at value	$—	$—	$764	$764
Unrealized appreciation on futures contracts	1,995	—	590	2,585 *
Unrealized appreciation on forward foreign currency contracts	—	6,881	—	6,881
Liability derivatives
Unrealized depreciation on futures contracts	(1,495)	—	(662)	(2,157) *
Written options, at value	—	—	(946)	(946)
Unrealized depreciation on forward foreign currency contracts	—	(8,085)	—	(8,085)

Total	500	(1,204)	(254)	(958)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities
Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2011
Derivatives not accounted for as hedging instruments

	Interest rates	Foreign exchange	Equity
Location	contracts	contracts	contracts	Total
Realized Gain / (Loss) on derivatives recognized in income
Net realized (loss) on investment securities	$—	$—	$(412)	$(412)
Net realized gain (loss) on futures contracts	(493)	—	1,034	541
Net realized gain on written option contracts	—	—	1,750	1,750
Net realized gain on foreign currency transactions	—	(1,090)	—	(1,090)
Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on investment securities	—	—	270	270
Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts	(384)	—	(589)	(973)
Net increase (decrease) in unrealized appreciation (depreciation) on written option contracts	—	—	(44)	(44)
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	(156)	—	(156)

Total	$(877)	$(1,246)	$2,009	$(114)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Transamerica Hansberger International Value:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of forward foreign currency contracts held throughout the period decreased from one to zero. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2011
Derivatives not accounted for as hedging instruments

Foreign exchange
Location	contracts
Realized Gain / (Loss) on derivatives recognized in income
Net realized gain on foreign currency transactions	$74
Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(21)

Total	$53

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 5. (continued)
For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Transamerica JPMorgan International Bond:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of futures contracts held at the end of the period is indicative of the volume held throughout the period. The volume of forward foreign currency contracts held increased throughout the period, starting with 51 contracts at the beginning of the period and ending at 124 contracts. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011
Derivatives not accounted for as hedging instruments

	Interest rates	Foreign exchange
Location	contracts	contracts	Total
Asset derivatives
Unrealized appreciation on futures contracts	$876	$—	$876	*
Unrealized appreciation on forward foreign currency contracts	—	5,009	5,009
Liability derivatives
Unrealized depreciation on futures contracts	(219)	—	(219	)*
Unrealized depreciation on forward foreign currency contracts	—	(4,468)	(4,468)

Total	$657	$541	$1,198

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities
Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2011
Derivatives not accounted for as hedging instruments

	Interest rates	Foreign exchange
Location	contracts	contracts	Total
Realized Gain / (Loss) on derivatives recognized in income
Net realized (loss) on futures contracts	$(259)	$—	$(259)
Net realized (loss) on foreign currency transactions	—	(1,904)	(1,904)
Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts	(62)	—	(62)
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	(595)	(595)

Total	$(321)	$(2,499)	$(2,820)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Transamerica Morgan Stanley Emerging Markets Debt:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of futures contracts held throughout the period increased from zero to one. The table below highlights the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011
Derivatives not accounted for as hedging instruments

Interest rates
Location	contracts
Asset derivatives
Unrealized appreciation on futures contracts	$119 *

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 5. (continued)
Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2011
Derivatives not accounted for as hedging instruments

Interest rates
Location	contracts
Realized Gain / (Loss) on derivatives recognized in income
Net realized loss on futures contracts	$(2,689)
Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts	119

Total	$(2,570)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Transamerica PIMCO Real Return TIPS:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of swap contracts held throughout the period increased from 48 to 90. The volume of written options/swaption contracts and forward foreign currency contracts held throughout the period decreased, starting at 46 and 152 contracts, respectively, and ending at 31 and 89 contracts, respectively. Futures contracts increased during the period from three contracts to four contracts. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011
Derivatives not accounted for as hedging instruments

	Interest rates	Foreign exchange	Credit
Location	contracts	contracts	contracts	Total
Asset derivatives
Investment Securities, at value	$177	$—	$—	$177
Premium paid on swap agreements	253	—	2,262	2.515
Unrealized appreciation on swap agreements	776	—	1,271	2,047
Unrealized appreciation on futures contracts	187	—	—	187 *
Unrealized appreciation on forward foreign currency contracts	—	2,619	—	2,619
Liability derivatives
Written options and swaptions, at value	(1,896)	—	—	(1,896)
Premium received on swap agreements	(71)	—	(612)	(683)
Unrealized depreciation on swap agreements	(590)	—	(539)	(1,129)
Unrealized depreciation on forward foreign currency contracts	—	(1,566)	—	(1,566)

Total	$(1,167)	$1,053	$2,385	2,271

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities
Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2011
Derivatives not accounted for as hedging instruments

	Interest rates	Foreign exchange	Credit
Location	contracts	contracts	Contracts	Total
Realized Gain / (Loss) on derivatives recognized in income
Net realized gain on written options and swaptions	$313	$—	$—	$313
Net realized gain (loss) on swap agreements	(964)	—	611	(353)
Net realized loss on futures contracts	(87)	—	—	(87)
Net realized loss on foreign currency transactions	—	(962)	—	(962)
Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on purchased options	32	—	—	32
Net increase (decrease) in unrealized appreciation (depreciation) on written options and swaptions	(503)	—	—	(503)
Net increase (decrease) in unrealized appreciation (depreciation) on swap agreements	(1,005)	—	(174)	(1,179)
Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts	122	—	—	122
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	346	—	346

Total	$(2,092)	$(616)	$437	$(2,271)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 5. (continued)
Transamerica PIMCO Total Return:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of swap contracts held throughout the period increased from 21 to 23. The volume of written option/swaption contracts and forward foreign currency contracts held throughout the period decreased, starting at 28 and 118 contracts, respectively, and ending at 22 and 71 contracts, respectively. Futures contracts increased during the year from two contracts to four contracts. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011
Derivatives not accounted for as hedging instruments

	Interest rates	Foreign exchange
Location	contracts	contracts	Credit contracts	Total
Asset derivatives
Premium paid on swap agreements	$201	$—	$944	$1,145
Unrealized appreciation on swap agreements	421	—	9	430
Unrealized appreciation on futures contracts	720	—	—	720 *
Unrealized appreciation on forward foreign currency contracts	—	2,655	—	2,655
Liability derivatives
Written options and swaptions, at value	(1,006)	—	—	(1,006)
Premium received on swap agreements	(560)	—	(874)	(1,434)
Unrealized depreciation on swap agreements	(212)	—	(1,995)	(2,207)
Unrealized depreciation on futures contracts	(319)	—	—	(319)*
Unrealized depreciation on forward foreign currency contracts	—	(2,074)	—	(2,074)

Total	$(755)	$581	$(1,916)	$(2,090)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities
Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2011
Derivatives not accounted for as hedging instruments

	Interest rates	Foreign exchange	Credit
Location	contracts	contracts	Contracts	Total
Realized Gain / (Loss) on derivatives recognized in income
Net realized gain on written options and swaptions	$812	$23	$—	$835
Net realized (loss) on swap agreements	(22)	—	(616)	(638)
Net realized (loss) on futures contracts	(419)	—	—	(419)
Net realized (loss) on foreign currency transactions	—	(5,015)	—	(5,015)
Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on written options and swaptions	783	—	—	783
Net increase (decrease) in unrealized appreciation (depreciation) on swap agreements	(520)	—	(319)	(839)
Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts	599	—	—	599
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	1,587	—	1,587

Total	$1,233	$(3,405)	$(935)	$(3,107)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 5. (continued)
Transamerica Thornburg International Value:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of forward foreign currency contracts held decreased during the period, starting at nine contracts and ending at two contracts. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011
Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Asset derivatives
Unrealized appreciation on forward foreign currency contracts	$176
Liability derivatives
Unrealized depreciation on forward foreign currency contracts	(1,607)

Total	$(1,431)

Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2011
Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Realized Gain / (Loss) on derivatives recognized in income
Net realized loss on foreign currency transactions	$(4,396)
Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	2,853

Total	$(1,543)

Transamerica WMC Emerging Markets:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of forward foreign currency contracts held throughout the period decreased, starting with seven contracts and decreasing to four contracts by year end. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011
Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Asset derivatives
Unrealized appreciation on forward foreign currency contracts	$25
Liability derivatives
Unrealized depreciation on forward foreign currency contracts	(582)

Total	$(557)

Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2011
Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Realized Gain / (Loss) on derivatives recognized in income
Net realized gain on foreign currency transactions	$265
Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(445)

Total	$(180)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 5. (continued)
Transamerica AQR Managed Futures Strategy
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of swap contracts decreased throughout the period from 16 to five. The volume of futures contracts and forward foreign currency contracts held throughout the period increased beginning at 110 and 77 contracts, respectively, and ending at 145 and 323 contracts, respectively. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011
Derivatives not accounted for as hedging instruments

	Interest rates	Foreign exchange		Commodity
Location	contracts	contracts	Equity contracts	Contracts	Total
Asset derivatives
Unrealized appreciation on swap agreements	$63	$—	$443	$—	$506
Unrealized appreciation on futures contracts	1,897	—	2,694	5,145	9,736	*
Unrealized appreciation on forward foreign currency contracts	—	34,039	—	—	34,039
Liability derivatives
Unrealized depreciation on swap agreements	(14)	—	(44)	—	(58)
Unrealized depreciation on futures contracts	(123)	—	(489)	(3,698)	(4,310	)*
Unrealized depreciation on forward foreign currency contracts	—	(28,295)	—	—	(28,295)

Total	$1,823	$5,744	$2,604	$1,447	$11,618

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities
Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2011
Derivatives not accounted for as hedging instruments

	Interest rates	Foreign exchange	Equity	Commodity
Location	contracts	contracts	Contracts	Contracts	Total
Realized Gain / (Loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$(7,312)	$—	$6,665	$3,251	$2,604
Net realized gain (loss) on swap agreements	1,026	—	—	(269)	757
Net realized (loss) on foreign currency transactions	—	(118)	—	—	(118)
Change in Unrealized Appreciation / (Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts	2,288	—	303	(405)	2,186
Net increase (decrease) in unrealized appreciation on swap agreements	107	—	—	(9)	98
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	5,680	—	—	5,680

Total	$(3,891)	$5,562	$6,968	$2,568	$11,207

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Transamerica Goldman Sachs Commodity Strategy:
The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of swap contracts held throughout the period increased from four to 12 contracts. The table below highlights the types of risks and the derivative instruments used to mitigate the risks:
Unrealized appreciation (depreciation) on swap agreements net to zero for the Fund.
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011
Derivatives not accounted for as hedging instruments

Interest rates
Location	contracts
Asset derivatives
Premium paid on swap agreements	$198,957
Liability derivatives
Premium received on swap agreements	(198,957)

Total	$—

Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2011
Derivatives not accounted for as hedging instruments

Interest rates
Location	contracts
Realized Gain/(Loss) on derivatives recognized in income
Net Realized gain on swap agreements	$35,138

Transamerica Funds	Semi-Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2011
(all amounts in thousands)
(unaudited)
NOTE 5. (continued)
For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
NOTE 6. FEDERAL INCOME TAX MATTERS
The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Funds’ tax positions taken for all open tax years (2007 — 2009), or expected to be taken in the Funds’ 2010 tax returns, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.
NOTE 7. BASIS FOR CONSOLIDATION
Transamerica Cayman AQR Managed Futures Strategy, Ltd. and Transamerica Cayman Goldman Sachs Commodity Strategy, Ltd. (each, a “Subsidiary”; collectively, the “Subsidiaries”) are organized under the laws of the Cayman Islands as wholly-owned subsidiaries which act as investment vehicles for Transamerica AQR Managed Futures Strategy and Transamerica Goldman Sachs Commodity Strategy, respectively. The principal purpose of investment of the Subsidiaries is to allow the Funds noted above to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies.
The following schedule reflects the net assets of the Subsidiaries as a percentage of the Funds’ total assets at April 30, 2011:

		% of Net
Transamerica AQR Managed Futures Strategy	Market Value	Assets
Transamerica Cayman AQR Managed Futures Strategy, Ltd.	$60,174	23.21%

		% of Net
Transamerica Goldman Sachs Commodity Strategy	Market Value	Assets
Transamerica Cayman Goldman Sachs Commodity Strategy, Ltd.	$41,795	21.15%
NOTE 8. SUBSEQUENT EVENT
Transamerica Federated Market Opportunity ceased operations on May 2, 2011.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA HANSBERGER INTERNATIONAL VALUE
(formerly known as Transamerica AllianceBernstein International Value)
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
At a meeting of the Board Members of Transamerica Funds (the “Board”) held on October 7, 2010, the Board Members of Transamerica Funds (the “Board”) including the Independent Board Members, approved the termination of AllianceBernstein, L.P. (“AllianceBernstein”) as sub-adviser to Transamerica AllianceBernstein International Value (the “Fund”), and approved a new investment sub-advisory agreement for the Fund between Transamerica Asset Management, Inc. (“TAM” or the “Manager”) and Hansberger Global Investors, Inc. (“Hansberger”), the Fund’s proposed new Sub-Adviser.
The Board considered the termination of AllianceBernstein as sub-adviser for Transamerica AllianceBernstein International Value and the appointment of Hansberger as replacement sub-adviser. The Board authorized TAM to terminate the sub-advisory agreement with AllianceBernstein. The Board also approved the sub-advisory agreement with Hansberger, with respect to the Fund, for an initial two-year period (the “New Sub-Advisory Agreement”).
To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.
Among other matters, the Board Members considered:
(a) that TAM advised the Board Members that the appointment of Hansberger is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;
(b) that Hansberger is an experienced and respected asset management firm and that Hansberger has the capabilities, resources and personnel necessary to provide advisory services to the Fund;
(c) the proposed responsibilities of Hansberger for the Fund and the services expected to be provided by it;
(d) the fact that the sub-advisory fee payable to Hansberger would be paid by TAM and not the Fund;
(e) that the management fees and sub-advisory fees will remain the same; and that the sub-advisory fee paid by TAM to Hansberger is consistent with TAM’s fiduciary duty under applicable law; and
(f) that TAM recommended to the Board that Hansberger be appointed as sub-adviser to the Fund based on its desire to engage an established relative value investment strategy sub-adviser with experience managing a mutual fund product, and with a proven performance record for that strategy.
A discussion followed which included additional consideration of these and other matters.
In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members, including a majority of the Independent Board Members, concluded that the New Sub-Advisory Agreement should be approved and that the fees payable thereunder are consistent with TAM’s fiduciary duty under applicable law.
Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by Hansberger under the New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM and Hansberger as to the operations, facilities, organization and personnel of Hansberger, the anticipated ability of Hansberger to perform its duties under the New Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Fund. The Board Members considered the proposed change to the Fund’s benchmark, as well as the change to the Fund’s name. The Board Members considered that TAM has advised the Board Members that the appointment of Hansberger is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. The Board Members considered that Hansberger is an experienced and respected asset management firm and that TAM believes that Hansberger has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund.
Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that Hansberger can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that Hansberger’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.
Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate and noted that the sub-advisory fees would not change under the New Sub-Advisory Agreement. The Board Members also considered the overall management fee structure of the Fund and noted that the advisory fee payable by the Fund would not change if the New Sub-Advisory Agreement is implemented. The Board Members also determined that the sub-advisory fee paid by TAM to Hansberger is consistent with TAM’s fiduciary duty under applicable law.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA HANSBERGER INTERNATIONAL VALUE
(formerly known as Transamerica AllianceBernstein International Value)
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT (continued)
(unaudited)
Economies of Scale. The Board Members considered that the advisory fee schedule, which contains breakpoints, permits certain economies of scale for the benefit of shareholders as the Fund grows. The Board Members concluded that they would have the opportunity to periodically reexamine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to Hansberger, in the future.
Fall-Out Benefits. The Board noted that TAM believes that other benefits anticipated to be derived by Hansberger from its relationship with the Fund are expected to be consistent with industry practice. The Board Members also noted that TAM would not realize soft dollar benefits from its relationship with Hansberger, and that Hansberger may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board also noted that the Hansberger is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements Hansberger may engage in with respect to the Fund’s brokerage transactions.
Investment Performance. The Board Members reviewed the returns and risk comparison of Transamerica AllianceBernstein International Value versus Hansberger’s proprietary fund, Hansberger International Value. The Board Members noted that the performance of Hansberger International Value was stronger than that of Transamerica AllianceBernstein International Value for the past 1-, 3- and 5-year periods ended June 30, 2010 (annualized), as well as year-to-date as of June 30, 2010. The Board Members further noted that TAM believes that the appointment of Hansberger could benefit shareholders by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the New Sub-Advisory Agreement would actually have on the future performance of the Fund. Based on this information, the Board Members determined that Hansberger is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA JPMORGAN LONG/SHORT STRATEGY
(formerly known as Transamerica BNY Mellon Market Neutral Strategy)
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
(unaudited)
At a meeting of the Board Members of Transamerica Funds (the “Board”) held on October 7, 2010, the Board Members of Transamerica Funds (the “Board”) including the Independent Board Members, approved the termination of Mellon Capital Management Corporation (“Mellon”) as sub-adviser to Transamerica BNY Mellon Market Neutral Strategy (the “Fund”), and approved a new investment sub-advisory agreement for the Fund between Transamerica Asset Management, Inc. (“TAM” or the “Manager”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) the Fund’s proposed new Sub-Adviser.
The Board considered the termination of Mellon as sub-adviser for the Fund and the appointment of JPMorgan as replacement sub-adviser. The Board authorized TAM to terminate the sub-advisory agreement with Mellon. The Board also approved the sub-advisory agreement with JPMorgan, with respect to the Fund, for an initial two-year period (the “New Sub-Advisory Agreement”).
To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.
Among other matters, the Board Members considered:
(a) that TAM advised the Board Members that the appointment of JPMorgan is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;
(b) that JPMorgan is an experienced and respected asset management firm and that JPMorgan has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services that JPMorgan provides to other funds within the Transamerica fund complex;
(c) the proposed responsibilities of JPMorgan for the Fund and the services expected to be provided by it;
(d) the fact that the sub-advisory fee payable to JPMorgan would be paid by TAM and not the Fund;
(e) that the management fees will be reduced, but the sub-advisory fees will remain the same; and that the sub-advisory fee paid by TAM to JPMorgan is consistent with TAM’s fiduciary duty under applicable law; and
(f) that TAM recommended to the Board that JPMorgan be appointed as sub-adviser to the Fund based on its desire to engage a sub-adviser that utilizes a long/short equity strategy and which has experience managing funds with similar investment processes.
A discussion followed which included additional consideration of these and other matters.
In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members, including a majority of the Independent Board Members, concluded that the New Sub-Advisory Agreement should be approved and that the fees payable thereunder are consistent with TAM’s fiduciary duty under applicable law.
Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by JPMorgan under the New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM and JPMorgan as to the operations, facilities, organization and personnel of JPMorgan, the anticipated ability of JPMorgan to perform its duties under the New Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Fund. The Board Members considered the proposed change to the Fund’s investment objective, principal investment strategies and risks and benchmark, as well as the change to the Fund’s name. The Board Members considered that TAM has advised the Board Members that the appointment of JPMorgan is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. The Board Members considered that JPMorgan is an experienced and respected asset management firm and that TAM believes that JPMorgan has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund, based on an assessment of the services that JPMorgan provides to other funds within the Transamerica fund complex.
Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that JPMorgan can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that JPMorgan’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.
Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate and noted that the sub-advisory fees would not change under the New Sub-Advisory Agreement. The Board Members also considered the overall management fee structure of the Fund and noted that the advisory fee payable by the Fund would be reduced if the New Sub-Advisory Agreement is implemented, which would benefit the Fund and its shareholders. The Board Members also determined that the sub-advisory fee paid by TAM to JPMorgan is consistent with TAM’s fiduciary duty under applicable law.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA JPMORGAN LONG/SHORT STRATEGY
(formerly known as Transamerica BNY Mellon Market Neutral Strategy)
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT (continued)
(unaudited)
Economies of Scale. The Board Members considered the sub-advisory fee schedule and the existence of breakpoints, if any. The Board Members concluded that they would have the opportunity to periodically reexamine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to JPMorgan, in the future.
Fall-Out Benefits. The Board noted that TAM believes that other benefits anticipated to be derived by JPMorgan from its relationship with the Fund are expected to be consistent with industry practice. The Board Members also noted that TAM would not realize soft dollar benefits from its relationship with JPMorgan, and that JPMorgan may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board also noted that JPMorgan is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements JPMorgan may engage in with respect to the Fund’s brokerage transactions.
Investment Performance. The Board Members reviewed the returns and risk comparison of Transamerica BNY Mellon Market Neutral Strategy versus JPMorgan’s proprietary fund, JPMorgan Research Market Neutral, noting that JPMorgan Research Market Neutral follows a similar, but not the same, strategy as that proposed for the Fund. The Board Members noted that the performance of JPMorgan Research Market Neutral was stronger than that of Transamerica BNY Mellon Market Neutral Strategy for the past 1-, 2-, and 3-year periods ended July 20, 2010 (annualized), although Transamerica BNY Mellon Market Neutral Strategy’s year-to-date performance as of July 20, 2010 exceeded that of JPMorgan Research Market Neutral. The Board Members further noted that TAM believes that the appointment of JPMorgan could benefit shareholders by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the New Sub-Advisory Agreement would actually have on the future performance of the Fund. Based on this information, the Board Members determined that JPMorgan is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.

Transamerica Funds	Semi-Annual Report 2011

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS (unaudited)
A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may also visit the Trust’s website at www.transamericafunds.com for this and other information about the Funds and the Trust.
Important Notice Regarding Delivery of Shareholder Documents
Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Semi-Annual Report 2011

TRANSAMERICA FUNDS — PRIVACY POLICY
NOTICE OF PRIVACY POLICY
(unaudited)
Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Semi-Annual Report 2011

P.O. Box 9012
Clearwater, FL 33758-9012
Customer Service 1-888-233-4339
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica Capital, Inc.